UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-04347

GMO Trust
(Exact name of registrant as specified in charter)

40 Rowes Wharf, Boston, MA		02110
(Address of principal executive offices)		(Zip code)

Scott E. Eston, Chief Executive Officer, 40 Rowes Wharf, Boston, MA 02110
(Name and address of agent for service)

Registrant's telephone number, including area code:		617-346-7646

Date of fiscal year end:	02/28/09

Date of reporting period:	05/31/08

Item 1. Schedule of Investments.

The Schedules of Investments for each series of the registrant for the periods ended May 31, 2008 are filed herewith.

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2008 (Unaudited)

Shares	Description	Value ($)

	MUTUAL FUNDS — 90.2%

	United States — 90.2%

	Affiliated Issuers
8,658,592	GMO Emerging Markets Fund, Class VI	185,293,865
22,511,874	GMO International Growth Equity Fund, Class IV	658,697,419
20,799,223	GMO International Intrinsic Value Fund, Class IV	659,127,390
45,878,332	GMO U.S. Core Equity Fund, Class VI	574,396,712
18,053,645	GMO U.S. Quality Equity Fund, Class VI	378,946,019
		2,456,461,405
	TOTAL MUTUAL FUNDS (COST $2,522,513,730)	2,456,461,405

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 7.4%

136,900,000	ING Bank Time Deposit, 2.32%, due 06/02/08	136,900,000
44,400,000	Royal Bank of Canada Time Deposit, 2.13%, due 06/02/08	44,400,000
19,200,000	Royal Bank of Canada Time Deposit, 2.00%, due 06/02/08	19,200,000
	TOTAL SHORT-TERM INVESTMENTS (COST $200,500,000)	200,500,000

	TOTAL INVESTMENTS — 97.6% (Cost $2,723,013,730)	2,656,961,405

	Other Assets and Liabilities (net) — 2.4%	66,623,137

	TOTAL NET ASSETS — 100.0%	$2,723,584,542

As of May 31, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$2,732,826,682	$5,208,258	$(81,073,535)	$(75,865,277)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of these affiliated issuers during the period ended May 31, 2008 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period

GMO Emerging Markets Fund, Class VI	$257,477,237	$43,000,000	$124,800,000	$—	$—	$185,293,865

GMO International Growth Equity Fund, Class IV	580,969,085	42,000,000	—	—	—	658,697,419

GMO International Intrinsic Value Fund, Class IV	580,446,151	42,000,000	—	—	—	659,127,390

GMO U.S. Core Equity Fund, Class VI	612,178,641	36,538,160	100,000,000	2,538,160	—	574,396,712

GMO U.S. Quality Equity Fund, Class VI	332,173,994	39,358,735	—	1,558,735	—	378,946,019
Totals	$2,363,245,108	$202,896,895	$224,800,000	$4,096,895	$—	$2,456,461,405

A summary of outstanding financial instruments at May 31, 2008 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)

Sales
8/22/08	AUD	16,501,401	$15,600,012	$(62,243)
8/22/08	AUD	16,501,401	15,600,012	(82,094)
8/22/08	AUD	17,001,443	16,072,739	(71,491)
8/22/08	CHF	17,150,414	16,465,161	(75,005)
8/22/08	CHF	17,150,414	16,465,161	(206,271)
8/22/08	CHF	17,670,124	16,964,106	(73,646)
8/22/08	DKK	10,623,406	2,206,628	(10,542)
8/22/08	DKK	10,623,406	2,206,628	(10,711)
8/22/08	DKK	10,945,327	2,273,495	1,851
8/22/08	EUR	24,274,752	37,613,486	(163,660)
8/22/08	EUR	24,274,752	37,613,486	(103,896)
8/22/08	EUR	26,213,752	40,617,947	29,548
8/22/08	EUR	24,274,752	37,613,486	(156,572)
8/22/08	EUR	24,274,752	37,613,486	37,383
8/22/08	EUR	24,274,752	37,613,486	43,937
8/22/08	EUR	24,274,752	37,613,486	(157,543)
8/22/08	GBP	11,525,310	22,686,401	(398,296)
8/22/08	GBP	12,553,310	24,709,914	(366,326)
8/22/08	GBP	11,525,310	22,686,401	(337,442)
8/22/08	GBP	11,525,310	22,686,401	(414,696)
8/22/08	GBP	11,525,310	22,686,401	(352,771)
8/22/08	GBP	11,525,310	22,686,401	(425,265)
8/22/08	GBP	11,525,310	22,686,401	(387,877)
8/22/08	HKD	41,337,101	5,307,522	5,690
8/22/08	HKD	41,337,101	5,307,522	5,048
8/22/08	HKD	42,589,740	5,468,356	5,156
8/22/08	JPY	2,213,616,881	21,090,535	216,902
8/22/08	JPY	2,213,616,881	21,090,535	283,438
8/22/08	JPY	2,738,541,881	26,091,829	187,421
8/22/08	JPY	2,213,616,881	21,090,535	295,828
8/22/08	JPY	2,213,616,881	21,090,535	174,225
8/22/08	JPY	2,213,616,881	21,090,535	301,201
8/22/08	JPY	2,213,616,881	21,090,535	291,903
8/22/08	NOK	12,309,519	2,393,057	40,712
8/22/08	NOK	12,309,519	2,393,057	27,129
8/22/08	NOK	12,682,535	2,465,574	32,749
8/22/08	NZD	1,055,868	816,189	(10,182)
8/22/08	SEK	33,612,376	5,575,949	2,591
8/22/08	SEK	33,612,376	5,575,949	6,256
8/22/08	SEK	34,630,933	5,744,917	26,328
8/22/08	SGD	3,509,530	2,585,289	(17,835)
8/22/08	SGD	3,406,309	2,509,252	(14,796)
8/22/08	SGD	3,406,309	2,509,252	(11,163)
			$732,268,049	$(1,895,027)

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)

Sales
1,253	CAC 40	June 2008	$97,769,887	$(618,406)
301	DAX	June 2008	83,195,929	(8,652,663)
1,629	FTSE 100	June 2008	194,936,190	(17,221,488)
123	HANG SENG	June 2008	19,275,343	(145,795)
183	IBEX 35	June 2008	38,698,153	1,698,755
1,315	OMXS 30	June 2008	22,027,264	112,666

426	Russell 2000	June 2008	159,473,100	(20,766,403)
698	Russell 2000 Mini	June 2008	52,259,260	(6,796,586)
1,319	S&P 500	June 2008	461,847,850	(39,890,479)
2,916	S&P 500 E-MINI	June 2008	204,207,480	(17,647,632)
138	S&P/MIB	June 2008	35,759,349	(3,447,226)
446	SPI 200	June 2008	60,809,812	(5,980,658)
1,425	TOPIX	June 2008	189,783,722	(24,746,604)
			$1,620,043,339	$(144,102,519)

Swap Agreements

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Pay	Receive	Market Value
156,734,719	USD	03/09/2009	Citi Group	S&P 400 Mid Cap Index	1 month LIBOR-0.40%	$(6,505,466)
608,044,491	USD	06/17/2008	Deutsche Bank	MSCI EAFE Equity Index	3 month LIBOR-0.15%	(73,754,153)
			Premiums to (Pay) Recieve		$—	$(80,259,619)

As of May 31, 2008, for the futures and/or swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

LIBOR - London Interbank Offered Rate

Portfolio valuation

Shares of the underlying funds and other mutual funds are valued at their net asset value.

Investments held by the underlying funds are valued as follows.  Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material.  Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, foreign equity securities are generally valued using fair value prices supplied by a third party vendor based on models to the extent that these fair value prices are available.  As of May 31, 2008, 48.25% of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by a third party vendor.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that may not be active or for which all significant inputs are observable, either directly or indirectly (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2008 in valuing the Fund’s investments carried at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$2,656,961,405	$1,811,421
Level 2 – Other Significant Observable Inputs	—	2,015,296
Level 3 – Significant Unobservable Inputs	—	—
Total	$2,656,961,405	$3,826,717

*Other financial instruments include forward currency contracts and futures contracts.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 – Quoted Prices	$—	$(145,913,940)
Level 2 – Other Significant Observable Inputs	—	(84,169,942)
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$(230,083,882)

**Other financial instruments include forward currency contracts, futures contracts and swap agreements.

The Fund held no investments or other financial instruments during the period from March 1, 2008 through May 31, 2008, whose fair value was determined using level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date.  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss.  Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss.  These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Schedule of Investments.  In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund.

Futures contracts

The Fund may purchase and sell futures contracts.  Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options

The Fund may write call and put options. Writing options increases the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder.  When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options which expire are treated as realized gains.  Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option.  In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option.  There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option.  Premiums paid for purchasing options which expire are treated as realized losses.  Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options.  Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Swap agreements

The Fund may enter into swap agreements.  A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument.  Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.  Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts.  To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively.  Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate.  The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate.  Variance swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the annualized realized variance of returns on the underlying price and a fixed quantity, also known as the variance strike, over a period of time.  In connection with these agreements, cash or securities may be set aside as collateral by the Fund’s custodian or brokers in accordance with the terms of the swap agreement.  The Fund earns or pays interest on cash set aside as collateral.

Swaps are marked to market daily using models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss.  Payments received or made on swap contracts are recorded as realized gain or loss.  Gains or losses are realized upon early termination of the swap agreements.  These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material.  Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk.  Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions.

Currency Abbreviations:

AUD	Australian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
USD	United States Dollar

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments

(showing percentage of total net assets)

May 31, 2008 (Unaudited)

Par Value ($) / Shares	Description	Value ($)

	DEBT OBLIGATIONS — 10.3%

	U.S. Government — 10.3%
3,500,000	U.S. Treasury Note, 2.63%, due 03/15/09 (a) (b)	3,515,313

	TOTAL DEBT OBLIGATIONS (COST $3,526,199)	3,515,313

	MUTUAL FUNDS — 69.5%

	Affiliated Issuers — 69.5%
985,714	GMO Short-Duration Collateral Fund	23,637,420

	TOTAL MUTUAL FUNDS (COST $24,691,838)	23,637,420

	SHORT-TERM INVESTMENTS— 18.6%

	Money Market Funds — 4.8%
1,651,941	SSgA USD Liquidity Fund-Class I Stable NAV Shares (b)	1,651,941

	TOTAL MONEY MARKET FUNDS (COST $1,651,941)	1,651,941

	Other Short-Term Investments — 13.8%
1,400,000	Fannie Mae Discount Note, 2.07%, due 07/31/08 (b)	1,395,089
125,000	Fannie Mae Discount Note, 1.95%, due 07/18/08 (b)	124,675
840,000	Federal Home Loan Bank Discount Note, 1.95%, due 06/13/08 (b)	839,408
300,000	Federal Home Loan Bank Discount Note, 2.04%, due 06/25/08 (b)	299,575
425,000	Federal Home Loan Bank Discount Note, 1.96%, due 07/09/08 (b)	424,098
1,600,000	Federal Home Loan Mortgage Corp. Discount Note, 2.05%, due 07/18/08 (b)	1,595,627
	TOTAL OTHER SHORT-TERM INVESTMENTS (COST $4,678,472)	4,678,472

	TOTAL SHORT-TERM INVESTMENTS (COST $6,330,413)	6,330,413

	TOTAL INVESTMENTS — 98.4%
	(Cost $34,548,450)	33,483,146

	Other Assets and Liabilities (net) — 1.6%	534,519

	TOTAL NET ASSETS — 100.0%	$34,017,665

As of May 31, 2008, the approximate consolidated cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
Aggregate	Unrealized	Unrealized	Appreciation
Cost	Appreciation	(Depreciation)	(Depreciation)
$33,487,366	$1,428,063	$(1,432,283)	$(4,220)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Consolidated Schedule of Investments.

A summary of the Fund’s transactions in the shares of the affiliated issuer during the period ended May 31, 2008 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period

GMO Short-Duration Collateral Fund	$23,686,705	$—	$—	$—	$—	$23,637,420
Totals	$23,686,705	$—	$—	$—	$—	$23,637,420

A summary of outstanding financial instruments at May 31, 2008 is as follows:

Futures Contracts (b)

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)

Buys

20	Cocoa	July 2008	$544,600	$53,286
6	Copper	July 2008	540,900	(43,762)
6	Corn Gasoline	July 2008	179,775	(768)
4	RBOB	July 2008	562,497	20,683
12	Gold 100 OZ	August 2008	1,069,800	(12,769)
2	Heating Oil	July 2008	308,003	(2,889)
4	Natural Gas	July 2008	468,120	13,885
5	Silver	July 2008	421,625	(3,446)
8	Soybean	July 2008	545,400	15,714
12	Soybean Meal	July 2008	409,800	8,755
10	Soybean Oil	July 2008	367,860	(8,045)
3	WTI Crude	July 2008	382,050	2,299

			$5,800,430	$42,943

Sales

2	Coffee “C”	July 2008	$100,425	$2,222
22	Cotton No. 2	July 2008	723,140	67,260
40	Lean Hogs	July 2008	1,249,600	(17,504)
60	Live Cattle	August 2008	2,444,400	(46,052)
23	Sugar (World)	July 2008	258,115	831
7	Wheat	July 2008	266,525	954

			$5,042,205	$7,711

Swap Agreements (b)

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Pay	Receive	Market Value
17,376,387	USD	4/14/2009	Barclays	1 month T-Bill + 0.19%	Return on DJ-AIG Commodity Total Return Index	$(82,065)
			Premiums to (Pay) Receive		$—	$(82,065)

As of May 31, 2008, for the futures and/or swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Consolidated Schedule of Investments:

(a)  All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts and/or open swap contracts.

(b)  All or a portion of this security is owned by GMO Alternative Asset SPC Ltd., which is a 100% owned subsidiary of GMO Alternative Asset Opportunity Fund.

Basis of presentation and principles of consolidation

The accompanying consolidated schedule of investments include the accounts of the GMO Alternative Asset Opportunity Fund and its wholly owned investment in GMO Alternative Asset SPC Ltd.  The consolidated schedule of investments include 100% of the assets and liabilities of GMO Alternative Asset SPC Ltd.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material.

Fixed income securities held by the Fund or the underlying funds are typically valued pursuant to prices supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager, at its discretion, may override a price supplied by a primary source by using a price provided by another source if such action is deemed appropriate. The prices provided by such primary pricing sources may differ from the value that would be realized if the securities were sold and the differences could be material.

Certain securities held by the Fund are valued on the basis of a price provided by a single source.  The prices provided may differ from the value that would be realized if the securities were sold and the differences could be material.   As of May 31, 2008, the total value of these securities represented 23.09% of net assets.

The Fund indirectly invests through underlying funds in securities with contractual cash flows, such as asset-backed securities, collateralized mortgage obligations and commercial mortgage backed securities, including securities backed by subprime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate values, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the securities’ market values and changes in interest rates.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that may not be active or for which all significant inputs are observable, either directly or indirectly (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2008 in valuing the Fund’s investments carried at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$4,910,402	$185,889
Level 2 - Other Significant Observable Inputs	28,572,744	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$33,483,146	$185,889

*Other financial instruments include futures contracts.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 - Quoted Prices	$—	$(135,235)
Level 2 - Other Significant Observable Inputs	—	(82,065)
Level 3 - Significant Unobservable Inputs	—	—
Total	$—	$(217,300)

**Other financial instruments include futures contracts and swap agreements.

The Fund held no investments or other financial instruments during the period from March 1, 2008 through May 31, 2008, whose fair value was determined using level 3 inputs.

Futures contracts

The Fund may purchase and sell futures contracts.  Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate.  In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers (i.e., to reduce risk where a party owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.  Variance swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the annualized realized variance of returns on the underlying price and a fixed quantity, also known as the variance strike, over a period of time.  In connection with these agreements, cash or securities may be set aside as collateral by the Fund’s custodian or brokers in accordance with the terms of the swap agreement. The Fund earns or pays interest on cash set aside as collateral.

Swaps are marked to market daily using models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made on swap contracts are recorded as realized gain or loss. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.

Currency Abbreviation:

USD - United States Dollar

For additional information regarding the Fund’s Consolidated Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov.

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2008 (Unaudited)

Shares	Description	Value ($)

	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
37,600,781	GMO Alpha Only Fund, Class IV	413,232,582
751,593	GMO Alternative Asset Opportunity Fund	24,922,835
3,275,266	GMO Emerging Country Debt Fund, Class IV	33,211,196
9,572,440	GMO Emerging Markets Fund, Class VI	204,850,214
3,784,670	GMO Special Situations Fund, Class VI	80,916,249
20,610,232	GMO Strategic Fixed Income Fund, Class VI	470,943,808
234	GMO U.S. Core Equity Fund, Class VI	2,935
18,503,141	GMO U.S. Quality Equity Fund, Class VI	388,380,921
	TOTAL MUTUAL FUNDS (COST $1,637,721,954)	1,616,460,740

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 0.0%
12,141	Eurodollar Time Deposit, 1.00%, due 06/02/08	12,141

	TOTAL SHORT-TERM INVESTMENTS (COST $12,141)	12,141

	TOTAL INVESTMENTS — 100.0% (Cost $1,637,734,095)	1,616,472,881

	Other Assets and Liabilities (net) — (0.0%)	(48,888)

	TOTAL NET ASSETS — 100.0%	$1,616,423,993

As of May 31, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,647,766,217	$24,053,911	$(55,347,247)	$(31,293,336)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of these affiliated issuers during the period ended May 31, 2008 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period

GMO Alpha Only Fund, Class IV	$407,035,363	$10,736,543	$26,981	$—	$—	$413,232,582

GMO Alternative Asset Opportunity Fund	24,885,255	—	—	—	—	24,922,835

GMO Emerging Country Debt Fund, Class IV	32,949,175	—	—	—	—	33,211,196

GMO Emerging Markets Fund, Class VI	285,823,205	—	89,280,000	—	—	204,850,214

GMO Special Situations Fund, Class VI	80,727,015	—	—	—	—	80,916,249

GMO Strategic Fixed Income Fund, Class VI	488,748,982	—	2,886,629	—	—	470,943,808

GMO U.S. Core Equity Fund, Class VI	2,807	11	—	11	—	2,935

GMO U.S. Quality Equity Fund, Class VI	289,904,690	91,233,069	—	1,597,440	—	388,380,921
Totals	$1,610,076,492	$101,969,623	$92,193,610	$1,597,451	$—	$1,616,460,740

Notes to Schedule of Investments:

Portfolio valuation

Shares of the underlying funds and other mutual funds are valued at their net asset value.

Investments held by the underlying funds are valued as follows.  Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material.  Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, foreign equity securities are generally valued using fair value prices supplied by a third party vendor based on models to the extent that these fair value prices are available. As of May 31, 2008, 19.83% of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by a third party vendor.

Fixed income securities held by the Fund or the underlying funds are typically valued pursuant to prices supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager, at its discretion, may override a price supplied by a primary source by using a price provided by another source if such action is deemed appropriate. The prices provided by such primary pricing sources may differ from the value that would be realized if the securities were sold and the differences could be material.

Certain securities held by the Fund or the underlying funds are valued on the basis of a price provided by a single source. The prices provided may differ from the value that would be realized if the securities were sold and the differences could be material.  As of May 31, 2008, the total value of these securities represented 10.13% of net assets.

The Fund indirectly invests through underlying funds in securities with contractual cash flows, such as asset-backed securities, collateralized mortgage obligations and commercial mortgage backed securities, including securities backed by subprime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate values, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the securities’ market values and changes in interest rates.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that may not be active or for which all significant inputs are observable, either directly or indirectly (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2008 in valuing the Fund’s investments carried at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$1,510,633,797	$—
Level 2 - Other Significant Observable Inputs	105,839,084	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$1,616,472,881	$—

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$—	$—
Level 2 - Other Significant Observable Inputs	—	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$—	$—

The Fund held no investments or other financial instruments during the period from March 1, 2008 through May 31, 2008, whose fair value was determined using level 3 inputs.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov.

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2008 (Unaudited)

Par Value		Description	Value ($)

		DEBT OBLIGATIONS — 9.8%

		Albania — 0.7%

		Foreign Government Obligations
USD	15,681,227	Republic of Albania Par Bond, Zero Coupon, due 08/31/25 (a) (b)	6,174,665

		Canada — 0.5%

		Foreign Government Obligations
CAD	4,000,000	Government of Canada (Cayman), 7.25%, due 06/01/08	4,026,167

		United States — 8.6%

		Corporate Debt — 2.9%
USD	5,000,000	Eastman Chemical Co., 7.25%, due 01/15/24	5,043,000
USD	10,000,000	General Electric Capital Corp. MTN, 5.88%, due 02/15/12	10,388,500
USD	5,000,000	Target Corp, 4.00%, due 06/15/13	4,764,500
USD	5,000,000	Verizon Global Funding Corp, 4.38%, due 06/01/13	4,847,050
			25,043,050

		U.S. Government — 5.7%
USD	10,000,000	U.S. Treasury Note, 3.25%, due 08/15/08 (c)	10,026,562
USD	12,000,000	U.S. Treasury Note, 3.13%, due 10/15/08 (c)	12,054,375
USD	10,100,000	U.S. Treasury Receipts, 0.00%, due 02/15/10 (a)	9,559,732
USD	10,100,000	U.S. Treasury Receipts, 0.00%, due 02/15/12 (a)	8,729,142
USD	10,100,000	U.S. Treasury Receipts, 0.00%, due 08/15/12 (a)	8,516,282
			48,886,093
		Total United States	73,929,143

		TOTAL DEBT OBLIGATIONS (COST $80,029,582)	84,129,975

Shares		Description	Value ($)

		PREFERRED STOCKS — 0.2%

		United States — 0.2%
10,000		Home Ownership Funding 2 Preferred 144A, 1.00%	1,448,400

		TOTAL PREFERRED STOCKS (COST $2,138,851)	1,448,400

Shares		Description	Value ($)

		MUTUAL FUNDS — 91.6%

		United States — 91.6%

		Affiliated Issuers
2,546,157		GMO Emerging Country Debt Fund, Class IV	25,818,036
24,427,061		GMO Short-Duration Collateral Fund	585,760,917
93,858		GMO Special Purpose Holding Fund (a) (d)	68,517
6,427,302		GMO World Opportunity Overlay Fund	171,030,511
		Total United States	782,677,981

		TOTAL MUTUAL FUNDS (COST $815,420,097)	782,677,981

Shares/Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 0.7%

	Money Market Funds — 0.2%
1,582,552	State Street Institutional Liquid Cash Reserves Fund-Institutional Class	1,582,552
	Other Short-Term Investments — 0.5%
4,500,000	U.S. Treasury Bill, 3.03%, due 06/19/08 (c) (e)	4,492,542

	TOTAL SHORT-TERM INVESTMENTS (COST $6,075,094)	6,075,094

	TOTAL INVESTMENTS — 102.3% (Cost $903,663,624)	874,331,450

	Other Assets and Liabilities (net) — (2.3%)	(19,582,229)

	TOTAL NET ASSETS — 100.0%	$854,749,221

As of May 31, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$934,449,374	$9,819,331	$(69,937,255)	$(60,117,924)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of these affiliated issuers during the period ended May 31, 2008 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period

GMO Emerging Country Debt Fund, Class IV	$37,549,507	$—	$12,000,000	$—	$—	$25,818,036

GMO Short-Duration Collateral Fund	780,181,577	39,200,000	232,000,000	—	—	585,760,917

GMO Special Purpose Holding Fund	118,261	—	—	—	212,552	68,517

GMO World Opportunity Overlay Fund	232,656,595	500,000	70,200,000	—	—	171,030,511
Totals	$1,050,505,940	$39,700,000	$314,200,000	$—	$212,552	$782,677,981

A summary of outstanding financial instruments at May 31, 2008 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)

Buys

7/08/08	AUD	34,400,000	$32,729,161	$831,201
7/15/08	CAD	4,000,000	4,023,522	(35,207)
6/03/08	CHF	20,100,000	19,285,200	(906,166)
6/03/08	CHF	6,800,000	6,524,346	32,761
6/17/08	EUR	52,700,000	81,934,660	(1,148,640)
6/17/08	EUR	9,600,000	14,925,479	38,663
7/22/08	GBP	14,900,000	29,405,342	27,012
6/24/08	JPY	270,000,000	2,564,129	(29,556)
6/10/08	NZD	34,900,000	27,318,610	169,760
6/03/08	SEK	3,031,300	505,175	(590)
			$219,215,624	$(1,020,762)

Sales

6/02/08	CAD	4,000,000	$4,025,765	$35,149
7/15/08	CAD	36,100,000	36,312,290	(640,353)
7/15/08	CAD	600,000	603,528	(28)
6/03/08	CHF	26,900,000	25,809,547	525,206
8/05/08	CHF	6,800,000	6,527,639	(32,892)
6/17/08	EUR	8,100,000	12,593,373	43,437
7/22/08	GBP	1,100,000	2,170,864	(10,354)
6/24/08	JPY	1,550,000,000	14,720,002	408,342
6/24/08	JPY	120,000,000	1,139,613	15,044
6/24/08	JPY	1,180,000,000	11,206,195	(32,482)
6/10/08	NZD	19,000,000	14,872,596	(41,386)
			$129,981,412	$269,683

Forward Cross Currency Contracts

Settlement Date	Deliver/Units of Currency		Receive/In Exchange For		Net Unrealized Appreciation (Depreciation)

7/01/08	EUR	27,200,000	NOK	217,302,220	$204,689
7/22/08	EUR	13,400,000	SEK	124,982,470	(25,410)
7/29/08	EUR	16,800,000	SEK	156,693,932	(32,683)
7/01/08	NOK	61,015,080	EUR	7,600,000	(115,484)
7/22/08	SEK	124,952,320	EUR	13,400,000	30,421
					$61,533

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)

Buys

118	Australian Government Bond 3 Yr.	June 2008	$11,053,635	$(187,113)
638	Canadian Government Bond 10 Yr.	September 2008	75,544,183	(191,929)
1	Japanese Government Bond 10 Yr. (LIF)	June 2008	1,278,031	(18)
67	Japanese Government Bond 10 Yr. (TSE)	June 2008	85,450,104	(2,802,675)
136	U.S. Long Bond (CBT)	September 2008	15,436,000	(314,084)
			$188,761,953	$(3,495,819)

Sales

89	Australian Government Bond 10 Yr.	June 2008	$8,170,283	$90,953
116	Euro BOBL	June 2008	19,293,727	151,532
237	Euro Bund	June 2008	41,266,331	517,561
23	U.S. Treasury Note 10 Yr.	September 2008	2,585,344	(1,131)
467	U.S. Treasury Note 2 Yr. (CBT)	June 2008	98,858,062	552,965
87	U.S. Treasury Note 2 Yr. (CBT)	September 2008	18,324,375	1,161
78	U.S. Treasury Note 5 Yr. (CBT)	September 2008	8,575,125	1,041
510	UK Gilt Long Bond	September 2008	106,895,505	352,174
			$303,968,752	$1,666,256

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Annual Premium	Deliverable On Default	Market Value
10,000,000	USD	12/20/2008	Lehman Brothers	Receive	0.27%	Federal Home Loan Bank	$7,539
350,000,000	USD	12/20/2008	JP Morgan Chase Bank	(Pay)	0.15%	Reference security within CDX Index	2,036,196
5,000,000	USD	12/20/2009	Deutsche Bank AG	Receive	0.25%	AT&T Wireless Services, Inc.	7,534
5,000,000	USD	12/20/2009	Barclays Bank PLC	Receive	0.30%	Boeing Capital Corp.	(955)
5,000,000	USD	12/20/2009	Deutsche Bank AG	Receive	0.66%	Daimler AG	32,201

5,000,000	USD	12/20/2009	Barclays Bank PLC	Receive	0.39%	SBC Communications, Inc.	2,201
5,000,000	USD	12/20/2009	Deutsche Bank AG	Receive	0.35%	The Kroger Co.	3,333
5,000,000	USD	12/20/2009	Barclays Bank PLC	Receive	0.38%	Weyerhaeuser Co.	(49,343)
5,000,000	USD	6/20/2010	Barclays Bank PLC	Receive	0.29%	Merrill Lynch & Co., Inc.	(172,586)
5,000,000	USD	6/20/2010	Lehman Brothers	Receive	0.40%	PSEG Power LLC	(16,944)
5,000,000	USD	6/20/2010	Lehman Brothers	Receive	0.20%	Royal Bank of Scotland PLC	(25,720)
5,000,000	USD	6/20/2010	UBS AG	Receive	0.52%	TXU Electric Delivery Co.	12,226
5,000,000	USD	6/20/2010	Barclays Bank PLC	Receive	0.17%	Wachovia Corp.	(103,998)
5,000,000	USD	12/20/2010	Barclays Bank PLC	Receive	0.20%	Bank of America Corp.	(78,047)
5,000,000	USD	12/20/2010	Barclays Bank PLC	Receive	0.19%	Citigroup, Inc.	(121,388)
5,000,000	USD	12/20/2010	Deutsche Bank AG	Receive	0.75%	Enterprise Products Partners LP	21,933
5,000,000	USD	12/20/2010	Citigroup	Receive	0.39%	Exelon Generation Co. LLC	(54,139)
5,000,000	USD	12/20/2010	Barclays Bank PLC	Receive	0.45%	First Energy Corp.	(8,931)
5,000,000	USD	12/20/2010	Barclays Bank PLC	Receive	0.28%	JP Morgan Chase Bank	(73,255)
5,000,000	USD	12/20/2010	UBS AG	Receive	0.47%	Progress Energy, Inc.	26,410
5,000,000	USD	3/20/2011	Barclays Bank PLC	Receive	0.25%	Bell South	6,297
2,000,000	USD	6/20/2011	UBS AG	Receive	0.32%	Boston Properties Limited Partnership	(34,923)
3,000,000	USD	6/20/2011	Bank of America, N.A.	Receive	0.14%	Credit Suisse First Boston (USA), Inc.	(21,659)
5,000,000	USD	6/20/2011	Citigroup	Receive	0.37%	Deutsche Telekom International Finance B.V.	(41,709)
2,000,000	USD	6/20/2011	UBS AG	Receive	0.26%	ERP Operating LP	(42,677)
4,000,000	USD	6/20/2011	Barclays Bank PLC	Receive	0.20%	Morgan Stanley	(156,949)
2,000,000	USD	6/20/2011	Barclays Bank PLC	Receive	0.30%	Prologis	(67,603)
5,000,000	USD	6/20/2011	Citigroup	Receive	0.49%	Telecom Italia SpA	(54,516)
3,000,000	USD	6/20/2011	Barclays Bank PLC	Receive	0.08%	US Bancorp	(49,110)
2,000,000	USD	12/20/2011	Barclays Bank PLC	Receive	0.04%	UBS	(37,639)
2,000,000	USD	12/20/2011	Barclays Bank PLC	Receive	0.11%	Wachovia	(82,367)
5,000,000	USD	3/20/2013	Barclays Bank PLC	Receive	0.25%	Goldman Sachs Group, Inc.	(148,973)
2,000,000	USD	12/20/2013	UBS AG	Receive	0.34%	CIT	(347,458)
3,000,000	USD	12/20/2013	Lehman Brothers	Receive	0.25%	Mid America Energy	(38,418)
2,000,000	USD	12/20/2013	Barclays Bank PLC	Receive	0.25%	SLM Corp.	(245,656)
9,920,000	USD	3/20/2015	JP Morgan Chase Bank	Receive	0.70%	Reference security within CDX Index	59,328
25,000,000	USD	6/20/2015	JP Morgan Chase Bank	Receive	0.65%	Reference security within CDX Index	(864,762)
5,000,000	USD	6/20/2015	Lehman Brothers	Receive	0.65%	Reference security within CDX Index	(172,952)
1,000,000	USD	12/20/2016	UBS AG	Receive	0.15%	Bank of America Corp.	(43,525)
1,000,000	USD	12/20/2016	UBS AG	Receive	0.12%	Citigroup Inc.	(69,020)
1,000,000	USD	12/20/2016	Bank of America, N.A.	Receive	0.17%	General Electric Capital Corp.	(51,179)
1,000,000	USD	12/20/2016	Bank of America, N.A.	Receive	0.22%	JP Morgan Chase Bank	(37,992)
1,000,000	USD	12/20/2016	Barclays Bank PLC	Receive	0.33%	Pacific Gas	(33,070)
73,000,000	USD	12/20/2016	JP Morgan Chase Bank	Receive	0.65%	Reference security within CDX Index	(2,640,784)
2,000,000	USD	12/20/2016	JP Morgan Chase Bank	Receive	0.65%	Reference security within CDX Index	(72,350)
10,000,000	USD	12/20/2016	Lehman Brothers	Receive	0.65%	Reference security within CDX Index	(361,751)
1,000,000	USD	12/20/2016	Bank of America, N.A.	Receive	0.33%	Well Point	(44,589)
5,000,000	USD	1/20/2024	Goldman Sachs	(Pay)	1.11%	Eastman Chemical Co.	(196,975)
			Premiums to (Pay) Receive			$27,386	$(4,448,714)

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Fixed Rate	Variable Rate	Market Value
10,100,000	USD	2/15/2010	JP Morgan Chase Bank	(Pay)	0.00%	3 month LIBOR	$(2,190,215)
10,100,000	USD	2/15/2012	JP Morgan Chase Bank	(Pay)	0.00%	3 month LIBOR	(2,105,910)
10,100,000	USD	8/15/2012	JP Morgan Chase Bank	(Pay)	0.00%	3 month LIBOR	(2,084,812)
385,900,000	SEK	9/17/2013	Barclays Bank PLC	(Pay)	4.40%	3 month SEK STIBOR	1,841,739
104,000,000	SEK	9/17/2013	Deutsche Bank AG	(Pay)	4.40%	3 month SEK STIBOR	496,348
59,600,000	CHF	9/17/2013	Deutsche Bank AG	Receive	2.90%	6 month CHF LIBOR	(1,429,045)
64,700,000	CHF	9/17/2013	JP Morgan Chase Bank	Receive	2.90%	6 month CHF LIBOR	(1,551,329)
24,300,000	AUD	3/19/2018	JP Morgan Chase Bank	Receive	7.07%	6 month AUD BBSW	(439,259)
15,680,000	USD	8/31/2025	JP Morgan Chase Bank	(Pay)	0.00%	3 month LIBOR	(1,940,434)
			Premiums to (Pay) Receive			$8,000,740	$(9,402,917)

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Pay	Receive	Market Value
245,000,000	USD	6/30/2008	UBS AG	1 month LIBOR - 0.09%	Lehman Mortgage Total Return Index	$(2,095,879)
225,000,000	USD	7/31/2008	Lehman Brothers	1 month LIBOR - 0.05%	Lehman Brothers U.S. Government Index	(2,966,036)
103,000,000	USD	7/31/2008	JP Morgan Chase Bank	1 month LIBOR + 0.05%	Lehman Aggregate Total Return Index	(1,022,562)
25,000,000	USD	8/29/2008	JP Morgan Chase Bank	1 month LIBOR - 0.01%	Lehman Aggregate Total Return Index	—
250,000,000	USD	8/19/2011	Morgan Stanley	3 month LIBOR - 0.01%	Lehman Aggregate Total Return Index	(2,652,670)
			Premiums to (Pay) Receive		$—	$(8,737,147)

As of May 31, 2008, for the futures and/or swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

BBSW - Bank Bill Swap Reference Rate

LIBOR - London Interbank Offered Rate

MTN - Medium Term Note

STIBOR - Stockholm Interbank Offered Rate

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(b)	Security is backed by the U.S. Government.

(c)	All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts and/or collateral on open swap contracts.

(d)	Underlying investment represents interests in defaulted securities.

(e)	Rate shown represents yield-to-maturity.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material.

Fixed income securities held by the Fund or the underlying funds are typically valued pursuant to prices supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager, at its discretion, may override a price supplied by a primary source by using a price provided by another source if such action is deemed appropriate. The prices provided by such primary pricing sources may differ from the value that would be realized if the securities were sold and the differences could be material.

Certain securities held by the Fund or the underlying funds are valued on the basis of a price provided by a single source. The prices provided may differ from the value that would be realized if the securities were sold and the differences could be material.  As of May 31, 2008, the total value of these securities represented 30.95% of net assets.

The Fund directly and indirectly (through underlying funds) invests in securities with contractual cash flows, such as asset-backed securities, collateralized mortgage obligations and commercial mortgage backed securities, including securities backed by subprime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate values, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the securities’ market values and changes in interest rates.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that may not be active or for which all significant inputs are observable, either directly or indirectly (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2008 in valuing the Fund’s investments carried at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$49,347,373	$3,496,726
Level 2 - Other Significant Observable Inputs	791,935,739	6,914,970
Level 3 - Significant Unobservable Inputs	33,048,338	—
Total	$874,331,450	$10,411,696

*Other financial instruments include foreign currency, forward currency contracts, futures contracts and swap agreements.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 - Quoted Prices	$—	$(3,496,950)
Level 2 - Other Significant Observable Inputs	—	(30,193,294)
Level 3 - Significant Unobservable Inputs	—	—
Total	$—	$(33,690,244)

** Other financial instruments include forward currency contracts, futures contracts and swap agreements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of March 1, 2008	$33,957,631	$—
Accrued discounts/premiums	410,623	—
Realized gain (loss)	—	—
Realized gain distributions received	162,394
Realized gain distributions paid	(212,552)
Change in unrealized appreciation/depreciation	(1,269,758)	—
Net purchases (sales)	—	—
Net transfers in and/or out of Level 3	—	—
Balance as of May 31, 2008	$33,048,338	$—

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date.  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss.  Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss.  These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Schedule of Investments.  In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund.

Futures contracts

The Fund may purchase and sell futures contracts.  Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options

The Fund may write call and put options. Writing options increases the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder.  When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options which expire are treated as realized gains.  Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option.  In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option.  There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option.  Premiums paid for purchasing options which expire are treated as realized losses.  Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options.  Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Indexed securities

The Fund may invest in indexed securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic.  The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities.  Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate.  In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers (i.e., to reduce risk where a party owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.  Variance swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the annualized realized variance of returns on the underlying price and a fixed quantity, also known as the variance strike, over a period of time.  In connection with these agreements, cash or securities may be set aside as collateral by the Fund’s custodian or brokers in accordance with the terms of the swap agreement. The Fund earns or pays interest on cash set aside as collateral.

Swaps are marked to market daily using models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made on swap contracts are recorded as realized gain or loss. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements with banks and broker-dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price.  In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. government securities or other assets equal in value to its obligations in respect of reverse repurchase agreements.  Reverse repurchase agreements involve the risk that the market value of the securities the Fund has sold under the agreement may decline below the price at which the Fund is obligated to repurchase under the agreement. The market value of the securities the Fund has sold is determined daily and any additional required collateral is allocated to or sent by the Fund on the next business day.

Delayed delivery commitments

The Fund may purchase or sell securities on a when-issued or forward commitment basis.  Payment and delivery may take place a month or more after the date of the transaction.  The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated.  Collateral consisting of liquid securities or cash and cash equivalents is maintained with the custodian in an amount at least equal to these commitments. There were no delayed delivery commitments outstanding at the end of the period.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

USD - United States Dollar

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2008 (Unaudited)

Shares	Description	Value ($)
	MUTUAL FUNDS — 96.7%

	United States — 96.7%

	Affiliated Issuers
464,947	GMO Emerging Country Debt Fund, Class III	4,714,559
4,526,401	GMO Short-Duration Collateral Fund	108,543,088
5,496	GMO Special Purpose Holding Fund (a) (b)	4,012
1,137,357	GMO World Opportunity Overlay Fund	30,265,070
	Total United States	143,526,729

	TOTAL MUTUAL FUNDS (COST $148,559,344)	143,526,729

Shares/Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 3.4%

	Money Market Funds — 0.7%
1,049,548	State Street Institutional Liquid Cash Reserves Fund - Institutional Class	1,049,548
	Other Short-Term Investments — 2.7%
4,000,000	U.S. Treasury Bill, 1.85%, due 08/21/08 (c) (d)	3,983,264

	TOTAL SHORT-TERM INVESTMENTS (COST $5,036,109)	5,032,812

	TOTAL INVESTMENTS — 100.1% (Cost $153,595,453)	148,559,541

	Other Assets and Liabilities (net) — (0.1%)	(197,119)

	TOTAL NET ASSETS — 100.0%	$148,362,422

As of May 31, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$160,303,198	$870,564	$(12,614,221)	$(11,743,657)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of these affiliated issuers during the period ended May 31, 2008 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO Emerging Country Debt Fund, Class III	$4,677,363	$—	$—	$—	$—	$4,714,559

GMO Short-Duration Collateral Fund	114,475,125	11,350,000	17,000,000	—	—	108,543,088

GMO Special Purpose Holding Fund	6,924	—	—	—	12,445	4,012

GMO World Opportunity Overlay Fund	31,276,870	—	2,100,000	—	—	30,265,070

Totals	$150,436,282	$11,350,000	$19,100,000	$—	$12,445	$143,526,729

A summary of outstanding financial instruments at May 31, 2008 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)

Buys
7/08/08	AUD	6,000,000	$5,708,575	$115,108
6/03/08	CHF	2,700,000	2,590,549	(121,724)
6/03/08	CHF	900,000	863,516	4,336
6/17/08	EUR	7,500,000	11,660,530	(163,770)
6/17/08	EUR	2,700,000	4,197,791	10,874
7/22/08	GBP	2,400,000	4,736,431	7,391
6/24/08	JPY	40,000,000	379,871	(4,379)
6/10/08	NZD	4,700,000	3,679,011	23,085
6/03/08	SEK	991,000	165,153	(193)
			$33,981,427	$(129,272)

Sales
7/15/08	CAD	4,300,000	$4,325,287	$(76,275)
7/15/08	CAD	1,400,000	1,408,233	(66)
6/03/08	CHF	3,600,000	3,454,066	71,436
6/03/08	CHF	53,300	51,139	(17)
8/05/08	CHF	900,000	863,952	(4,353)
6/17/08	EUR	1,500,000	2,332,106	8,044
6/24/08	JPY	205,000,000	1,946,839	54,388
6/24/08	JPY	20,000,000	189,935	2,508
6/24/08	JPY	260,000,000	2,469,162	(7,157)
6/10/08	NZD	1,900,000	1,487,259	(4,138)
			$18,527,978	$44,370

Forward Cross Currency Contracts

Settlement Date	Deliver/Units of Currency		Receive/In Exchange For		Net Unrealized Appreciation (Depreciation)

7/01/08	EUR	4,400,000	NOK	35,096,960	$22,389
7/01/08	NOK	8,028,300	EUR	1,000,000	(15,195)
7/22/08	EUR	1,800,000	SEK	16,788,690	(3,413)
7/22/08	SEK	16,784,640	EUR	1,800,000	4,086
7/29/08	EUR	2,900,000	SEK	27,053,478	(4,791)
					$3,076

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)

Buys
22	Australian Government Bond 3 Yr.	June 2008	$2,060,847	$(34,886)
161	Canadian Government Bond 10 Yr.	September 2008	19,063,657	(46,166)
203	Euro BOBL	June 2008	33,764,022	(1,411,605)
424	Euro Bund	June 2008	73,826,685	(3,133,273)
350	Federal Fund 30 day	June 2008	142,920,808	(763)
1	Japanese Government Bond 10 Yr. (LIF)	June 2008	1,278,031	(18)
9	Japanese Government Bond 10 Yr. (TSE)	June 2008	11,478,372	(370,317)
7	U.S. Long Bond (CBT)	September 2008	794,500	(2,896)
8	U.S. Treasury Note 5 Yr. (CBT)	September 2008	879,500	(3,375)
61	UK Gilt Long Bond	September 2008	12,785,541	(50,853)
			$298,851,963	$(5,054,152)

Sales
16	Australian Government Bond 10 Yr.	June 2008	$1,468,815	$18,589
29	U.S. Treasury Note 10 Yr.	June 2008	3,304,641	73,449
94	U.S. Treasury Note 2 Yr. (CBT)	June 2008	19,898,625	163,817
			$24,672,081	$255,855

Swap Agreements

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Fixed Rate	Variable Rate	Market Value
36,400,000	SEK	9/17/2013	Barclays Bank PLC	(Pay)	4.40%	3 month SEK STIBOR	$173,722
34,000,000	SEK	9/17/2013	Deutsche Bank AG	(Pay)	4.40%	3 month SEK STIBOR	162,268
9,500,000	CHF	9/17/2013	Deutsche Bank AG	Receive	2.90%	6 month CHF LIBOR	(227,784)
9,400,000	CHF	9/17/2013	JP Morgan Chase Bank	Receive	2.90%	6 month CHF LIBOR	(225,386)
4,200,000	AUD	3/19/2018	JP Morgan Chase Bank	Receive	7.07%	6 month AUD BBSW	(75,922)
			Premiums to (Pay) Receive			$(8,961)	$(193,102)

As of May 31, 2008, for the futures and/or swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

BBSW - Bank Bill Swap Reference Rate

LIBOR - London Interbank Offered Rate

STIBOR - Stockholm Interbank Offered Rate

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.
(b)	Underlying investment represents interests in defaulted securities.
(c)	Rate shown represents yield-to-maturity.
(d)	All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts and/or collateral on open swap contracts.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material.

Fixed income securities held by the Fund or the underlying funds are typically valued pursuant to prices supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager, at its discretion, may override a price supplied by a primary source by using a price provided by another source if such action is deemed appropriate. The prices provided by such primary pricing sources may differ from the value that would be realized if the securities were sold and the differences could be material.

Certain securities held by the Fund or the underlying funds are valued on the basis of a price provided by a single source. The prices provided may differ from the value that would be realized if the securities were sold and the differences could be material.  As of May 31, 2008, the total value of these securities represented 32.55% of net assets.

The Fund indirectly invests through underlying funds in securities with contractual cash flows, such as asset-backed securities, collateralized mortgage obligations and commercial mortgage backed securities, including securities backed by subprime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate values, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the securities’ market values and changes in interest rates.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that may not be active or for which all significant inputs are observable, either directly or indirectly (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2008 in valuing the Fund’s investments carried at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$8,697,823	$255,855
Level 2 - Other Significant Observable Inputs	139,857,706	659,635
Level 3 - Significant Unobservable Inputs	4,012	—
Total	$148,559,541	$915,490

*Other financial instruments include forward currency contracts, futures contracts and swap agreements.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 - Quoted Prices	$—	$(5,371,272)
Level 2 - Other Significant Observable Inputs	—	(934,563)
Level 3 - Significant Unobservable Inputs	—	—
Total	$—	$(6,305,835)

** Other financial instruments include foreign currency, forward currency contracts, futures contracts and swap agreements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments

Balance as of March 1, 2008	$6,924	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Realized gain distributions received	9,506	—
Realized gain distributions paid	(12,445)	—
Change in unrealized appreciation/depreciation	27	—
Net purchases (sales)	—	—
Net transfers in and/or out of Level 3	—	—
Balance as of May 31, 2008	$4,012	$—

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date.  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss.  Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss.  These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Schedule of Investments.  In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund.

Futures contracts

The Fund may purchase and sell futures contracts.  Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options

The Fund may write call and put options. Writing options increases the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder.  When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options which expire are treated as realized gains.  Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option.  In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option.  There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option.  Premiums paid for purchasing options which expire are treated as realized losses.  Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options.  Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Loan agreements

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates.  The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.  A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders.  The agent administers the terms of the loan, as specified in the loan agreement.  When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower.  The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower.  As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement.  When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

Indexed securities

The Fund may invest in indexed securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic.  The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities.  Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate.  In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers (i.e., to reduce risk where a party owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.  Variance swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the annualized realized variance of returns on the underlying price and a fixed quantity, also known as the variance strike, over a period of time.  In connection with these agreements, cash or securities may be set aside as collateral by the Fund’s custodian or brokers in accordance with the terms of the swap agreement. The Fund earns or pays interest on cash set aside as collateral.

Swaps are marked to market daily using models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made on swap contracts are recorded as realized gain or loss. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements with banks and broker-dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price.  In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. government securities or other assets equal in value to its obligations in respect of reverse repurchase agreements.  Reverse repurchase agreements involve the risk that the market value of the securities the Fund has sold under the agreement may decline below the price at which the Fund is obligated to repurchase under the agreement. The market value of the securities the Fund has sold is determined daily and any additional required collateral is allocated to or sent by the Fund on the next business day.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2008 (Unaudited)

Shares	Description	Value ($)

	MUTUAL FUNDS — 98.1%

	United States — 98.1%

	Affiliated Issuers
518,114	GMO International Growth Equity Fund, Class IV	15,160,017
477,808	GMO International Intrinsic Value Fund, Class IV	15,141,723
		30,301,740
	TOTAL MUTUAL FUNDS (COST $33,626,220)	30,301,740

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 2.3%

700,000	Royal Bank of Canada Time Deposit, 2.13%, due 06/02/08	700,000
	TOTAL SHORT-TERM INVESTMENTS (COST $700,000)	700,000

	TOTAL INVESTMENTS — 100.4% (Cost $34,326,220)	31,001,740

	Other Assets and Liabilities (net) — (0.4)%	(126,236)

	TOTAL NET ASSETS — 100.0%	$30,875,504

As of May 31, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$34,473,527	$—	$(3,471,787)	$(3,471,787)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of these affiliated issuers during the period ended May 31, 2008 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period

GMO International Growth Equity Fund, Class IV	$15,047,067	$275,000	$965,000	$—	$—	$15,160,017

GMO International Intrinsic Value Fund, Class IV	15,016,826	275,000	975,000	—	—	15,141,723
Totals	$30,063,893	$550,000	$1,940,000	$—	$—	$30,301,740

A summary of outstanding financial instruments at May 31, 2008 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)

Buys
8/22/08	CHF	120,000	$115,205	$(432)
8/22/08	EUR	211,000	326,943	(1,391)
8/22/08	GBP	465,000	915,305	9,701
8/22/08	JPY	30,453,000	290,145	(2,177)
8/22/08	SGD	588,416	433,456	2,622
			$2,081,054	$8,323

Sales
8/22/08	AUD	1,857,261	$1,755,808	$(10,466)
8/22/08	CAD	433,000	435,419	866
8/22/08	CHF	168,000	161,287	(1,617)
8/22/08	CHF	1,190,693	1,143,118	(14,820)
8/22/08	CHF	1,190,693	1,143,118	(11,824)
8/22/08	DKK	7,674,333	1,594,065	121
8/22/08	EUR	1,753,522	2,717,065	(11,849)
8/22/08	EUR	1,543,932	2,392,307	2,378
8/22/08	EUR	2,169,522	3,361,653	(12,460)
8/22/08	GBP	1,438,194	2,830,939	(32,841)
8/22/08	GBP	938,194	1,846,740	(32,422)
8/22/08	GBP	966,624	1,902,701	(28,301)
8/22/08	HKD	4,963,379	637,278	639
8/22/08	JPY	293,192,410	2,793,430	22,164
8/22/08	JPY	195,218,410	1,859,970	14,499
8/22/08	JPY	201,134,120	1,916,333	19,708
8/22/08	NOK	7,460,433	1,450,361	20,864
8/22/08	NZD	159,000	122,908	(4,087)
8/22/08	SEK	4,605,797	764,055	3,501
8/22/08	SGD	415,000	305,709	(3,253)
			$31,134,264	$(79,200)

Notes to Schedule of Investments:

Portfolio valuation

Shares of the underlying funds and other mutual funds are valued at their net asset value.

Investments held by the underlying funds are valued as follows.  Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material.  Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, foreign equity securities are generally valued using fair value prices supplied by a third party vendor based on models to the extent that these fair value prices are available.  As of May 31, 2008, 89.70% of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by a third party vendor.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that may not be active or for which all significant inputs are observable, either directly or indirectly (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2008 in valuing the Fund’s investments carried at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$31,001,740	$20
Level 2 - Other Significant Observable Inputs	—	97,063
Level 3 - Significant Unobservable Inputs	—	—
Total	$31,001,740	$97,083

*Other financial instruments include foreign currency and forward currency contracts.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	—	(167,940)
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$(167,940)

**Other financial instruments include forward currency contracts.

The Fund held no investments or other financial instruments during the period from March 1, 2008 through May 31, 2008, whose fair value was determined using level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date.  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss.  Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss.  These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Schedule of Investments.  In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund.

Futures contracts

The Fund may purchase and sell futures contracts.  Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options

The Fund may write call and put options. Writing options increases the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder.  When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options which expire are treated as realized gains.  Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option.  In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option.  There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option.  Premiums paid for purchasing options which expire are treated as realized losses.  Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options.  Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Swap agreements

The Fund may enter into swap agreements.  A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument.  Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.  Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts.  To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively.  Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate.  The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate.  Variance swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the annualized realized variance of returns on the underlying price and a fixed quantity, also known as the variance strike, over a period of time.  In connection with these agreements, cash or securities may be set aside as collateral by the Fund’s custodian or brokers in accordance with the terms of the swap agreement.  The Fund earns or pays interest on cash set aside as collateral.

Swaps are marked to market daily using models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss.  Payments received or made on swap contracts are recorded as realized gain or loss.  Gains or losses are realized upon early termination of the swap agreements.  These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material.  Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk.  Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions.

Currency Abbreviations:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2008 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 94.6%

	Australia — 1.0%
36,548	BHP Billiton Ltd	1,536,611
437,966	Telstra Corp Ltd	1,990,397
25,295	Woodside Petroleum Ltd	1,574,872
	Total Australia	5,101,880

	Belgium — 0.7%
59,096	Dexia (a)	1,392,999
54,210	Fortis	1,326,110
6,548	Inbev NV	504,810
	Total Belgium	3,223,919

	Canada — 2.2%
21,000	Barrick Gold Corp	846,045
15,864	BCE Inc	559,615
15,100	Canadian Natural Resources	1,477,782
18,200	Canadian Pacific Railway Ltd	1,329,464
11,200	EnCana Corp	1,008,969
14,200	Goldcorp Inc	571,230
11,800	Potash Corp of Saskatchewan Inc	2,343,492
18,600	Research In Motion Ltd *	2,572,289
	Total Canada	10,708,886

	Finland — 1.2%
21,531	Fortum Oyj	1,041,967
6,349	Metso Oyj	318,129
147,135	Nokia Oyj	4,194,277
7,169	Rautaruukki Oyj	381,675
	Total Finland	5,936,048

	France — 6.3%
5,851	Alstom	1,474,329
13,618	Arcelor Mittal	1,348,214
56,338	BNP Paribas (a)	5,810,491
11,559	Casino Guichard-Perrachon SA	1,464,234
16,653	Cie de Saint-Gobain	1,344,071
7,447	CNP Assurances	916,488
12,326	Credit Agricole SA (a)	325,997
662	Electricite de France	71,672
52,855	France Telecom SA (a)	1,608,287
20,401	Peugeot SA (a)	1,269,240
5,934	Renault SA	609,252
59,380	Sanofi-Aventis	4,427,240
9,879	Societe Generale (a)	1,026,466
2,566	Societe Generale NV (New Shares) *	262,677
8,122	Suez SA	604,768
100,941	Total SA	8,797,495
	Total France	31,360,921

	Germany — 5.0%
31,558	Altana AG (a)	597,876
14,373	BASF AG	2,150,599

Shares	Description	Value ($)
	Germany — continued
13,857	Bayer AG	1,228,678
24,547	Daimler AG (Registered)	1,866,147
8,794	Deutsche Boerse AG (a)	1,262,369
16,048	E.ON AG	3,404,895
25,237	Hannover Rueckversicherungs AG (Registered) (a)	1,388,572
1,004	K&S AG	470,606
3,532	Linde AG	528,589
11,912	MAN AG	1,855,181
9,290	Muenchener Rueckversicherungs AG (Registered)	1,741,939
4,780	Q-Cells AG *	580,746
5,417	RWE AG	699,581
6,154	Salzgitter AG	1,209,107
37,885	Suedzucker AG	853,634
29,106	ThyssenKrupp AG	1,960,818
11,329	Volkswagen AG	3,116,527
	Total Germany	24,915,864

	Hong Kong — 1.4%
28,000	Cheung Kong Holdings Ltd	431,200
211,000	CLP Holdings Ltd	1,906,357
55,400	Esprit Holdings Ltd	648,624
91,600	Hang Seng Bank Ltd	1,858,458
163,500	Hong Kong Electric Holdings Ltd	987,434
25,800	Hong Kong Exchanges and Clearing Ltd	444,162
39,000	Sun Hung Kai Properties Ltd	628,085
	Total Hong Kong	6,904,320

	Ireland — 0.1%
49,191	Bank of Ireland	619,991

	Italy — 2.1%
261,009	ENI SPA	10,649,332

	Japan — 9.1%
34,100	Alps Electric Co Ltd	373,349
142,000	Cosmo Oil Co Ltd	564,367
7,900	Eisai Co Ltd	286,367
9,000	Fast Retailing Co Ltd	779,262
148,000	Fuji Heavy Industries Ltd	693,880
100,300	Honda Motor Co Ltd	3,331,545
28,200	Hoya Corp	784,529
34,000	Isuzu Motors Ltd	183,346
174,000	Itochu Corp	2,014,928
17,000	JFE Holdings Inc	960,950
13,000	Kao Corp	339,306
76,000	Kawasaki Kisen Kaisha Ltd	840,736
3,600	Keyence Corp	860,295
18,300	Komatsu Ltd	580,261
25,500	Konica Minolta Holdings Inc	476,091
206,000	Marubeni Corp	1,839,309
42,800	Mitsubishi Corp	1,479,025
51,000	Mitsui & Co	1,251,064
54,000	Mitsui OSK Lines Ltd	815,787

Shares	Description	Value ($)
	Japan — continued
5,600	Nintendo Co Ltd	3,084,465
122,000	Nippon Mining Holdings Inc	765,571
183,000	Nippon Oil Corp	1,324,506
57,000	Nippon Yusen KK	580,056
223,100	Nissan Motor Co	1,981,903
12,000	Olympus Corp	391,812
307,000	Osaka Gas Co Ltd	1,115,589
37,000	Ricoh Company Ltd	681,355
78,000	Seven & I Holdings Co Ltd	2,277,607
35,100	Shin-Etsu Chemical Co Ltd	2,212,209
65,400	Showa Shell Sekiyu KK	716,234
212,400	Sojitz Corp	810,550
47,100	SUMCO Corp	1,207,869
82,600	Sumitomo Corp	1,220,191
128,000	Sumitomo Metal Industries Ltd	610,758
152,000	Taisei Corp	440,036
29,000	Taisho Pharmaceutical Co Ltd	542,965
44,900	Takeda Pharmaceutical Co Ltd	2,602,915
9,100	TDK Corp	625,251
17,300	Tokyo Electric Power Co Inc	421,655
222,000	Tokyo Gas Co Ltd	844,262
83,000	TonenGeneral Sekiyu KK	791,758
88,000	Toshiba Corp	775,809
36,300	Toyota Tsusho Kaisha	885,635
	Total Japan	45,365,358

	Netherlands — 2.2%
131,088	Aegon NV	1,999,919
36,591	Heineken NV	2,148,643
152,407	ING Groep NV	5,819,654
11,627	Koninklijke DSM	712,232
25,490	Koninklijke KPN NV	463,631
	Total Netherlands	11,144,079

	Norway — 0.5%
64,100	StatoilHydro ASA	2,501,182

	Singapore — 2.7%
190,000	Capitaland Ltd	916,111
105,000	City Developments Ltd	878,706
114,000	Keppel Corp Ltd	1,018,971
201,000	Oversea-Chinese Banking Corp	1,280,182
276,000	Sembcorp Industries Ltd	968,002
128,200	Singapore Airlines Ltd	1,496,651
146,000	Singapore Exchange Ltd	863,336
363,000	Singapore Technologies Engineering Ltd	849,253
1,254,600	Singapore Telecommunications	3,514,778
109,000	United Overseas Bank Ltd	1,614,229
	Total Singapore	13,400,219

	Spain — 0.6%
17,764	Repsol YPF SA	734,533

Shares	Description	Value ($)
	Spain — continued
73,680	Telefonica SA	2,112,748
	Total Spain	2,847,281

	Sweden — 0.2%
17,100	Electrolux AB Series B	247,090
45,900	Svenska Cellulosa AB Class B	737,023
	Total Sweden	984,113

	Switzerland — 1.8%
60,569	ABB Ltd *	1,967,573
7,800	Alcon Inc	1,224,600
83,105	Novartis AG (Registered)	4,364,119
3,859	Zurich Financial Services AG	1,132,550
	Total Switzerland	8,688,842

	United Kingdom — 10.6%
97,874	AstraZeneca Plc	4,272,367
117,913	Aviva Plc	1,473,571
75,902	BAE Systems Plc	682,157
474,709	Barclays Plc	3,525,470
53,384	Barratt Developments Plc	193,424
70,395	BG Group Plc	1,770,483
38,594	BHP Billiton Plc	1,468,216
38,979	British American Tobacco Plc	1,458,710
363,239	DSG International Plc	419,132
247,874	GlaxoSmithKline Plc	5,489,581
377,208	HBOS Plc	2,991,386
131,074	HSBC Holdings Plc	2,211,392
72,075	Kesa Electricals Plc	290,230
105,098	Kingfisher Plc	286,363
378,173	Lloyds TSB Group Plc	2,879,703
27,699	Next Plc	635,377
465,293	Old Mutual Plc	1,078,849
37,909	Persimmon Plc	361,968
26,950	Reed Elsevier Plc	339,407
32,486	Rio Tinto Plc	3,907,283
987,339	Royal Bank of Scotland Group	4,474,916
24,702	Royal Dutch Shell Group Class A (Amsterdam)	1,054,665
123,196	Royal Dutch Shell Plc A Shares (London)	5,256,038
127,591	Taylor Woodrow Plc	215,263
173,387	Tomkins Plc	621,839
24,354	Unilever Plc	806,374
946,666	Vodafone Group Inc	3,039,781
37,187	Wolseley Plc	405,438
10,077	Xstrata Plc	797,381
	Total United Kingdom	52,406,764

	United States — 46.9%
40,000	3M Co.	3,102,400
32,400	Abbott Laboratories	1,825,740
13,600	Abercrombie & Fitch Co.-Class A	987,360
16,100	Accenture Ltd.	657,202

Shares	Description	Value ($)
	United States — continued
6,600	ACE Ltd.	396,462
15,600	Adobe Systems, Inc. *	687,336
14,900	Aflac, Inc.	1,000,237
34,600	Allstate Corp. (The)	1,762,524
57,200	Altria Group, Inc.	1,273,272
12,300	Amazon.com, Inc. *	1,003,926
13,300	Amphenol Corp.-Class A	620,179
6,900	Anadarko Petroleum Corp.	517,293
10,500	Apache Corp.	1,407,630
34,400	Apple, Inc. *	6,493,000
9,000	Ashland, Inc.	483,030
16,354	AT&T, Inc.	652,525
54,300	Automatic Data Processing, Inc.	2,337,615
26,800	AutoNation, Inc. *	423,172
121,983	Bank of America Corp.	4,148,642
12,600	Bank of New York Mellon Corp. (The)	561,078
9,300	Bard (C.R.), Inc.	848,160
21,200	Baxter International, Inc.	1,295,320
17,000	Becton, Dickinson & Co.	1,435,650
35,400	Bed Bath & Beyond, Inc. *	1,127,844
37,300	Best Buy Co., Inc.	1,741,537
1,800	BlackRock, Inc.	404,982
3,900	Bunge Ltd.	465,543
29,700	Capital One Financial Corp.	1,429,164
38,700	Centerpoint Energy, Inc.	655,578
16,400	CH Robinson Worldwide, Inc.	1,057,800
10,400	Chesapeake Energy Corp.	569,608
32,805	Chevron Corp.	3,252,616
7,700	Cigna Corp.	312,620
133,100	Citigroup, Inc.	2,913,559
20,700	Citrix Systems, Inc. *	708,561
1,600	CME Group, Inc.	688,480
37,300	Coach, Inc. *	1,353,990
144,400	Coca-Cola Co. (The)	8,268,344
16,000	Cognizant Technology Solutions Corp.-Class A *	564,480
9,000	Colgate-Palmolive Co.	669,240
11,400	Comerica, Inc.	423,852
24,300	Computer Sciences Corp. *	1,194,345
57,453	ConocoPhillips	5,348,874
19,900	Convergys Corp. *	320,987
23,000	Corning, Inc.	628,820
70,300	Countrywide Financial Corp.	369,778
12,600	CSX Corp.	870,156
8,700	Cummins, Inc.	612,654
55,100	D.R. Horton, Inc.	700,321
9,200	Danaher Corp.	719,256
20,100	Deere & Co.	1,634,934
6,700	Devon Energy Corp.	776,798
13,500	Dow Chemical Co. (The)	545,400
20,700	DTE Energy Co.	915,768
40,800	Duke Energy Corp.	753,984
23,000	Ecolab, Inc.	1,031,090
40,300	Eli Lilly & Co.	1,940,042

Shares	Description	Value ($)
	United States — continued
71,200	EMC Corp. *	1,241,728
19,500	Emerson Electric Co.	1,134,510
20,600	Energy East Corp.	521,386
4,200	EOG Resources, Inc.	540,246
24,600	Expeditors International of Washington, Inc.	1,158,168
7,800	Express Scripts, Inc. *	562,458
52,500	Exxon Mobil Corp.	4,659,900
19,100	Fastenal Co.	944,304
28,292	Fidelity National Title Group, Inc.-Class A	483,793
18,200	First American Corp.	610,974
5,500	First Solar, Inc. *	1,471,470
16,600	Fiserv, Inc. *	869,176
5,100	Fluor Corp.	951,405
19,100	Forest Laboratories, Inc. *	685,881
10,100	FPL Group, Inc.	681,952
7,200	Freeport-McMoRan Copper & Gold, Inc.	833,112
27,300	Gannett Co., Inc.	786,513
7,400	Garmin Ltd. (a)	360,010
16,600	General Dynamics Corp.	1,529,690
12,400	Genuine Parts Co.	545,724
30,700	Genworth Financial, Inc.-Class A	678,470
6,600	Goodrich Corp.	427,746
8,300	Google, Inc.-Class A *	4,862,140
24,300	Harley-Davidson, Inc.	1,010,151
11,900	Hartford Financial Services Group (The), Inc.	845,733
15,200	Hess Corp.	1,866,712
39,000	Hewlett-Packard Co.	1,835,340
116,700	Home Depot, Inc.	3,192,912
9,800	Honeywell International, Inc.	584,276
36,400	Illinois Tool Works, Inc.	1,954,680
92,600	Intel Corp.	2,146,468
13,700	International Business Machines Corp.	1,773,191
5,600	Jacobs Engineering Group, Inc. *	530,768
243,200	Johnson & Johnson	16,231,168
20,200	Juniper Networks, Inc. *	555,904
15,100	KB Home	309,701
43,300	Kimberly-Clark Corp.	2,762,540
13,200	Kohl’s Corp. *	591,360
32,335	Kraft Foods, Inc.	1,050,241
15,400	Lehman Brothers Holdings, Inc.	566,874
29,700	Lennar Corp.-Class A	501,336
11,800	Lexmark International, Inc. *	434,948
10,200	Lincare Holdings, Inc. *	265,812
104,400	Lowe’s Cos., Inc.	2,505,600
12,700	Marathon Oil Corp.	652,653
3,900	Mastercard, Inc.-Class A	1,203,735
37,500	McDonald’s Corp.	2,224,500
30,500	McGraw-Hill Cos. (The), Inc.	1,265,445
13,800	Medco Health Solutions, Inc. *	668,610
27,800	Medtronic, Inc.	1,408,626
9,200	MEMC Electronic Materials, Inc. *	631,672
101,900	Merck & Co., Inc.	3,970,024
30,700	MGIC Investment Corp.	369,014

Shares	Description	Value ($)
	United States — continued
54,000	Microsoft Corp.	1,529,280
20,300	Monsanto Co.	2,586,220
15,100	Morgan Stanley	667,873
14,700	Mosaic Co. (The) *	1,842,204
5,500	Murphy Oil Corp.	509,575
101,300	National City Corp.	591,592
8,600	National Oilwell Varco, Inc. *	716,552
30,800	Nike, Inc.-Class B	2,105,796
33,300	NiSource, Inc.	602,397
900	NVR, Inc. *	508,833
28,800	Occidental Petroleum Corp.	2,647,584
45,025	Old Republic International Corp.	677,626
117,600	Oracle Corp. *	2,685,984
7,500	Parker-Hannifin Corp.	635,025
42,600	Paychex, Inc.	1,471,830
20,200	Pepco Holdings, Inc.	546,208
88,000	PepsiCo, Inc.	6,010,400
309,700	Pfizer, Inc.	5,995,792
57,200	Philip Morris International, Inc. *	3,012,152
6,500	PPG Industries, Inc.	409,695
9,600	PPL Corp.	492,576
18,600	Praxair, Inc.	1,768,116
4,500	Precision Castparts Corp.	543,600
16,800	Progress Energy, Inc.	718,368
30,300	Regions Financial Corp.	539,946
13,600	Rockwell Collins, Inc.	834,632
9,400	Ryder Systems, Inc.	690,242
15,700	Schlumberger Ltd.	1,587,741
9,800	Southern Copper Corp.	1,080,254
8,700	SPX Corp.	1,156,056
8,900	State Street Corp.	640,978
29,600	Stryker Corp.	1,910,680
13,542	Supervalu, Inc.	474,918
46,800	Sysco Corp.	1,444,248
7,100	Textron, Inc.	444,105
39,400	TJX Cos. (The), Inc.	1,263,164
9,900	Torchmark Corp.	627,759
5,000	Transocean, Inc. *	750,950
38,100	United Parcel Service, Inc.-Class B	2,705,862
46,100	United Technologies Corp.	3,274,944
33,115	UnitedHealth Group, Inc.	1,132,864
32,600	Unum Group	785,008
19,700	Valero Energy Corp.	1,001,548
10,400	VF Corp.	787,280
9,500	W.W. Grainger, Inc.	866,970
68,600	Wal-Mart Stores, Inc.	3,960,964
69,900	Walgreen Co.	2,517,798
50,749	Washington Mutual, Inc.	457,756
9,000	Wells Fargo & Co.	248,130
6,400	Whirlpool Corp.	471,552
18,200	WM Wrigley Jr. Co.	1,403,766
33,000	Xcel Energy, Inc.	703,230

Shares/ Par Value($)	Description	Value ($)
	United States — continued
9,400	XTO Energy, Inc.	598,028
	Total United States	232,978,159
	TOTAL COMMON STOCKS (COST $463,113,225)	469,737,158

	PREFERRED STOCKS — 0.5%

	Germany — 0.5%
3,600	Porsche AG (Non Voting) 0.58%	668,988
11,287	Volkswagen AG 1.91%	1,713,048
	Total Germany	2,382,036
	TOTAL PREFERRED STOCKS (COST $1,350,293)	2,382,036

	SHORT-TERM INVESTMENTS — 6.4%

14,467,703	Bank of New York Mellon Institutional Cash Reserves Fund(b)	14,467,703
17,500,000	ING Bank Time Deposit, 2.32%, due 06/02/08	17,500,000
	TOTAL SHORT-TERM INVESTMENTS (COST $31,967,703)	31,967,703

	TOTAL INVESTMENTS — 101.5% (Cost $496,431,221)	504,086,897

	Other Assets and Liabilities (net) — (1.5)%	(7,552,805)

	TOTAL NET ASSETS — 100.0%	$496,534,092

As of May 31, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

			Net Unrealized
Aggregate	Gross Unrealized	Gross Unrealized	Appreciation
Cost	Appreciation	(Depreciation)	(Depreciation)
$499,100,869	$52,687,460	$(47,701,432)	$4,986,028

A summary of outstanding financial instruments at May 31, 2008 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)

Buys
8/22/08	AUD	1,754,123	$1,658,304	$21,532
8/22/08	CAD	9,202,121	9,253,538	(8,368)
8/22/08	CAD	8,931,470	8,981,375	(28,844)
8/22/08	CAD	8,931,470	8,981,375	(15,502)
8/22/08	CHF	3,139,228	3,013,799	18,352
8/22/08	CHF	10,814,628	10,382,525	130,070
8/22/08	CHF	10,496,551	10,077,156	104,233
8/22/08	CHF	10,496,551	10,077,156	130,647
8/22/08	JPY	1,075,105,431	10,243,213	(79,847)
8/22/08	JPY	416,178,929	3,965,201	(8,209)
8/22/08	JPY	1,107,684,384	10,553,613	(146,067)
8/22/08	JPY	1,075,105,431	10,243,213	(84,617)
8/22/08	NZD	3,134,754	2,423,175	30,229
8/22/08	SEK	36,808,571	6,106,165	(27,984)
8/22/08	SEK	35,725,966	5,926,572	(6,650)
8/22/08	SEK	35,725,966	5,926,572	(2,754)
8/22/08	SGD	710,278	523,225	3,149
8/22/08	SGD	710,278	523,225	3,085
8/22/08	SGD	710,278	523,225	2,646
8/22/08	SGD	710,278	523,225	1,510
8/22/08	SGD	710,278	523,225	3,164
8/22/08	SGD	710,278	523,225	2,328
8/22/08	SGD	710,278	523,225	3,609
			$121,475,527	$45,712

Sales
8/22/08	AUD	1,894,251	$1,790,778	$(9,064)
8/22/08	AUD	1,894,251	1,790,778	(7,145)
8/22/08	AUD	1,951,653	1,845,044	(8,207)
8/22/08	EUR	8,257,799	12,795,377	(53,263)
8/22/08	EUR	8,257,799	12,795,377	12,717
8/22/08	EUR	8,508,036	13,183,117	15,400
8/22/08	GBP	332,230	653,961	(2,558)
8/22/08	GBP	5,109,591	10,057,710	(188,535)
8/22/08	GBP	5,109,591	10,057,710	(171,960)
8/22/08	GBP	5,264,427	10,362,489	(189,421)
8/22/08	HKD	12,808,014	1,644,499	1,649
8/22/08	HKD	12,808,014	1,644,499	1,649
8/22/08	HKD	13,196,136	1,694,332	1,437
8/22/08	NOK	9,991,526	1,942,422	25,799
8/22/08	NZD	2,665,044	2,060,088	1,324
			$84,318,181	$(570,178)

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)

Buys
36	DAX	June 2008	$9,950,344	$986,885
43	MSCI Singapore	June 2008	2,490,529	80,154
120	TOPIX	June 2008	15,981,787	1,864,788
			$28,422,660	$2,931,827

Sales
38	FTSE 100	June 2008	$4,547,314	$(341,321)
11	IBEX 35	June 2008	2,326,119	102,111
70	S&P 500 E-Mini	June 2008	4,902,100	(66,606)
1	S&P/MIB	June 2008	259,126	2,467
29	SPI 200	June 2008	3,954,001	(388,877)
			$15,988,660	$(692,226)

As of May 31, 2008, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

*	Non income-producing security.
(a)

All or a portion of this security is out on loan. As of May 31, 2008, the Fund had loaned securities valued by the Fund at $13,898,974, collateralized by cash in the amount of $14,467,703, which was invested in the Bank of New York Mellon Institutional Cash Reserves Fund.

(b)	All or a portion of this security represents investment of security lending collateral.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material.  Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE.  As a result, foreign equity securities are generally valued using fair value prices supplied by a third party vendor based on models to the extent that these fair value prices are available.  As of May 31, 2008, 45.71% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that may not be active or for which all significant inputs are observable, either directly or indirectly (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2008 in valuing the Fund’s investments carried at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$262,674,322	$6,003,311
Level 2 – Other Significant Observable Inputs	241,412,575	514,529
Level 3 – Significant Unobservable Inputs	—	—
Total	$504,086,897	$6,517,840

*Other financial instruments include foreign currency, forward currency contracts and futures contracts.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 – Quoted Prices	$—	$(796,804)
Level 2 – Other Significant Observable Inputs	—	(1,038,995)
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$(1,835,799)

** Other financial instruments include forward currency contracts and futures contracts.

The Fund held no investments or other financial instruments during the period from March 1, 2008 through May 31, 2008, whose fair value was determined using level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date.  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss.  Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss.  These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Schedule of Investments.  In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund.

Futures contracts

The Fund may purchase and sell futures contracts.  Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the

Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options

The Fund may write call and put options. Writing options increases the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder.  When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options which expire are treated as realized gains.  Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option.  In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option.  There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option.  Premiums paid for purchasing options which expire are treated as realized losses.  Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options.  Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Swap agreements

The Fund may enter into swap agreements.  A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument.  Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.  Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts.  To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively.  Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate.  The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate.  Variance swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the annualized realized variance of returns on the underlying price and a fixed quantity, also known as the variance strike, over a period of time.  In connection with these agreements, cash or securities may be set aside as collateral by the Fund’s custodian or brokers in accordance with the terms of the swap agreement.  The Fund earns or pays interest on cash set aside as collateral.

Swaps are marked to market daily using models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss.  Payments received or made on swap contracts are recorded as realized gain or loss.  Gains or losses are realized upon early termination of the swap agreements.  These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material.  Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk.  Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.

Currency Abbreviations:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Domestic Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2008 (Unaudited)

Par Value ($)	Description	Value ($)
	DEBT OBLIGATIONS — 2.1%

	Corporate Debt — 0.6%
11,347,000	Health Care Property Investors, Inc., Series G, MTN, 5.63%, due 02/28/13	10,604,679

	U.S. Government — 0.1%
2,000,000	U.S. Treasury Note, 3.13%, due 04/15/09 (a)	2,017,813

	U.S. Government Agency — 1.4%
9,500,000	Agency for International Development Floater (Support of India), Variable Rate, 3 mo. LIBOR + .10%, 2.97%, due 02/01/27	9,440,720
3,500,000	Agency for International Development Floater (Support of Jamaica), Variable Rate, 6 mo. LIBOR + .30%, 3.15%, due 12/01/14	3,508,785
3,458,770	Agency for International Development Floater (Support of Jamaica), Variable Rate, 6 mo. U.S. Treasury Bill + .75%, 2.72%, due 03/30/19	3,473,955
3,127,500	Agency for International Development Floater (Support of Sri Lanka), Variable Rate, 6 mo. LIBOR + .20%, 3.05%, due 06/15/12	3,123,622
2,933,338	Agency for International Development Floater (Support of Zimbabwe), Variable Rate, 3 mo. U.S. Treasury Bill x 115%, 2.53%, due 01/01/12	2,902,174

	Total U.S. Government Agency	22,449,256

	TOTAL DEBT OBLIGATIONS (COST $35,913,780)	35,071,748

Shares	Description	Value ($)
	PREFERRED STOCKS — 0.1%

10,000	Banking — 0.1%
	Home Ownership Funding 2 Preferred 144A, 1.00%	1,448,400

	TOTAL PREFERRED STOCKS (COST $2,576,211)	1,448,400

	MUTUAL FUNDS — 97.2%

	Affiliated Issuers — 97.2%
67,059,319	GMO Short-Duration Collateral Fund	1,608,082,474
1,483	GMO Special Purpose Holding Fund (b) (c)	1,082
	TOTAL MUTUAL FUNDS (COST $1,642,219,053)	1,608,083,556

Shares/Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 0.6%

	Money Market Funds — 0.1%
1,230,251	State Street Institutional Liquid Cash Reserves Fund-Institutional Class	1,230,251
	Other Short-Term Investments — 0.5%
2,000,000	U.S. Treasury Bill, 1.83%, due 07/31/08 (d)	1,993,796
7,000,000	U.S. Treasury Bill, 1.85%, due 08/21/08 (a) (d)	6,970,712
	Total Other Short-Term Investments	8,964,508

	TOTAL SHORT-TERM INVESTMENTS (COST $10,202,107)	10,194,759

	TOTAL INVESTMENTS — 100.0%
	(Cost $1,690,911,151)	1,654,798,463

	Other Assets and Liabilities (net) — 0.0%	807,434

	TOTAL NET ASSETS — 100.0%	$1,655,605,897

As of May 31, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$1,696,707,486	$16,416	$(41,925,439)	$(41,909,023)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of these affiliated issuers during the period ended May 31, 2008 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period

GMO Short-Duration Collateral Fund	$678,684,117	$1,026,300,000	$95,000,000	$—	$—	$1,608,082,474

GMO Special Purpose Holding Fund	1,868	—	—	—	3,358	1,082
Totals	$678,685,985	$1,026,300,000	$95,000,000	$—	$3,358	$1,608,083,556

A summary of outstanding financial instruments at May 31, 2008 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)

Buys

2,065	U.S. Long Bond (CBT)	September 2008	$234,377,500	$(1,412,949)
2,805	U.S. Treasury Note 10 Yr.	September 2008	315,299,531	(1,065,279)
1,633	U.S. Treasury Note 2 Yr. (CBT)	September 2008	343,950,625	(190,750)
2,640	U.S. Treasury Note 5 Yr. (CBT)	September 2008	290,235,000	(688,894)
			$1,183,862,656	$(3,357,872)

Swap Agreements

Credit Default Swaps

Notional		Expiration			Annual	Deliverable	Market
Amount		Date	Counterparty	Receive (Pay)	Premium	On Default	Value
200,000,000	USD	12/20/2012	JP Morgan Chase Bank	Receive	0.73%	Reference security within CDX Index	$3,541,607
11,500,000	USD	3/20/2013	Barclays Bank PLC	(Pay)	0.61%	Health Care Properties	724,461
			Premiums to (Pay) Receive			$—	$4,266,068

Total Return Swaps

Notional		Expiration				Market
Amount		Date	Counterparty	Pay	Receive	Value
75,000,000	USD	6/30/2008	Lehman Brothers	1 month LIBOR - 0.06%	Return on Lehman Brothers U.S. Government Index	$(988,074)
175,000,000	USD	7/31/2008	Lehman Brothers	1 month LIBOR - 0.05%	Return on Lehman Brothers U.S. Government Index	(2,306,917)
			Premiums to (Pay) Receive		$—	$(3,294,991)

As of May 31, 2008, for the futures and/or swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

LIBOR - London Interbank Offered Rate

MTN - Medium Term Note

Variable rate - The rates shown on variable rate notes are the current interest rates at May 31, 2008, which are subject to change based on the terms of the security.

(a)	All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts and/or collateral on open swap contracts.
(b)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.
(c)	Underlying investment represents interests in defaulted securities.
(d)	Rate shown represents yield-to-maturity.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material.

Fixed income securities held by the Fund or the underlying funds are typically valued pursuant to prices supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager, at its discretion, may override a price supplied by a primary source by using a price provided by another source if such action is deemed appropriate. The prices provided by such primary pricing sources may differ from the value that would be realized if the securities were sold and the differences could be material.

Certain securities held by the Fund or the underlying funds are valued on the basis of a price provided by a single source.  The prices provided may differ from the value that would be realized if the securities were sold and the differences could be material.   As of May 31, 2008, the total value of these securities represented 33.70% of net assets.

The Fund indirectly invests through underlying funds in securities with contractual cash flows, such as asset-backed securities, collateralized mortgage obligations and commercial mortgage backed securities, including securities backed by subprime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate values, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the securities’ market values and changes in interest rates.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that may not be active or for which all significant inputs are observable, either directly or indirectly (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 –Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2008 in valuing the Fund’s investments carried at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$12,430,721	$—
Level 2 - Other Significant Observable Inputs	1,642,366,660	4,266,068
Level 3 - Signifzicant Unobservable Inputs	1,082	—
Total	$1,654,798,463	$4,266,068

*Other financial instruments include swap agreements.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 - Quoted Prices	$—	$(3,357,872)
Level 2 - Other Significant Observable Inputs	—	(3,294,991)
Level 3 - Significant Unobservable Inputs	—	—
Total	$—	$(6,652,863)

**Other financial instruments include futures contracts and swap agreements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments

Balance as of March 1, 2008	$1,868	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Realized gain distributions received	2,565	—
Realized gain distributions paid	(3,358)	—
Change in unrealized appreciation/depreciation	7	—
Net purchases (sales)	—	—
Net transfers in and/or out of Level 3	—	—
Balance as of May 31, 2008	$1,082	$—

Futures contracts

The Fund may purchase and sell futures contracts.  Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options

The Fund may write call and put options. Writing options increases the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder.  When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options which expire are treated as realized gains.  Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option.  In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option.  There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option.  Premiums paid for purchasing options which expire are treated as realized losses.  Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options.  Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Loan agreements

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates.  The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.  A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders.  The agent administers the terms of the loan, as specified in the loan agreement.  When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower.  The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower.  As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement.  When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

Indexed securities

The Fund may invest in indexed securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic.  The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities.  Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate.  In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers (i.e., to reduce risk where a party owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.  Variance swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the annualized realized variance of returns on the underlying price and a fixed quantity, also known as the variance strike, over a period of time.  In connection with these agreements, cash or securities may be set aside as collateral by the Fund’s custodian or brokers in accordance with the terms of the swap agreement. The Fund earns or pays interest on cash set aside as collateral.

Swaps are marked to market daily using models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made on swap contracts are recorded as realized gain or loss. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements with banks and broker-dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price.  In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. government securities or other assets equal in value to its obligations in respect of reverse repurchase agreements.  Reverse repurchase agreements involve the risk that the market value of the securities the Fund has sold under the agreement may decline below the price at which the Fund is obligated to repurchase under the agreement. The market value of the securities the Fund has sold is determined daily and any additional required collateral is allocated to or sent by the Fund on the next business day.

Currency Abbreviations:

USD - United States Dollar

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2008 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 85.4%

	Argentina — 0.5%
20,700	Petrobras Energia Participaciones SA Sponsored ADR	282,141
28,530	Tenaris SA ADR	1,748,889
	Total Argentina	2,031,030

	Brazil — 6.7%
15,300	B2W Companhia Global do Varejo	662,514
11,820	Banco Bradesco SA Sponsored ADR	283,798
27,040	Banco do Brasil SA	540,966
2,734	Companhia de Bebidas das Americas	176,328
1,958	Companhia Energetica de Minas Gerais Sponsored ADR	46,287
40,309	Companhia Saneamento Basico Sao Paulo	1,138,763
49,614	Companhia Siderurgica Nacional SA	2,418,930
65,800	Companhia Vale do Rio Doce	2,650,205
68,370	Companhia Vale do Rio Doce ADR	2,719,759
29,700	Cyrela Brazil Realty SA	498,135
25,400	Electrobras (Centro)	460,526
9,100	Empresa Brasileira de Aeronautica SA Sponsored ADR	341,432
54,010	Investimentos Itau SA	554,545
105,040	Petroleo Brasileiro SA (Petrobras)	3,706,914
95,660	Petroleo Brasileiro SA (Petrobras) ADR	6,744,030
18,123	Souza Cruz SA	558,565
9,900	Tele Norte Leste Participacoes SA	315,899
35,620	Uniao de Bancos Brasileiros SA	555,160
12,400	Unibanco-Uniao de Bancos Brasileiros SA GDR	1,945,188
17,625	Usinas Siderurgicas de Minas Gerais SA	958,999
	Total Brazil	27,276,943

	Chile — 0.6%
9,802	Banco de Chile ADR	494,805
20,630	Banco Santander Chile SA ADR	1,072,760
11,050	Compania Cervecerias Unidas ADR	392,717
28,370	Compania de Telecommunicaciones de Chile ADR	191,497
9,640	Distribucion y Servicio ADR	212,562
	Total Chile	2,364,341

	China — 8.1%
494,000	Aluminum Corp of China Ltd	864,574
40,000	Anhui Conch Cement Co Ltd Class H *	359,398
2,200	Baidu.com Inc Sponsored ADR *	759,132
2,028,000	Bank of China Ltd Class H	1,036,388
284,000	BOC Hong Kong Holdings Ltd	726,997
810,000	China Construction Bank Class H	723,186
173,097	China International Marine Containers Co Ltd Class B	245,262
434,500	China Merchants Bank Co Ltd Class H	1,556,180
178,000	China Merchants Holdings International Co Ltd	769,354
320,964	China Mobile Ltd	4,722,052
3,872	China Mobile Ltd Sponsored ADR	285,715
202,600	China Netcom Group	702,255
1,833,883	China Petroleum & Chemical Corp Class H	1,852,354
2,460	China Telecom Corp Ltd ADR	178,761
1,499,400	China Telecom Corp Ltd Class H	1,089,404
856,000	China Travel International Investment Hong Kong Ltd	345,070

Shares	Description	Value ($)
	China — continued
1,514,000	CNOOC Ltd	2,680,652
512,000	CNPC Hong Kong Ltd	269,191
282,000	Cosco Pacific Ltd	534,972
1,024,890	Denway Motors Ltd	480,433
17,240	Focus Media Holding Ltd ADR *	694,600
494,000	Huaneng Power International Inc Class H	418,184
1,524,000	Industrial and Commercial Bank of China Ltd Class H	1,141,491
132,000	Kingboard Chemical Holdings Ltd	611,781
144,000	Parkson Retail Group Ltd	1,237,899
3,361,553	PetroChina Co Ltd Class H	4,793,117
2,286,000	Semiconductor Manufacturing International Corp *	145,118
7,330	Shanda Interactive Entertainment Ltd ADR *	238,005
294,400	Shanghai Industrial Holdings Ltd	1,090,501
392,000	Sinofert Holdings Ltd	301,855
644,000	Sinopec Shanghai Petrochemical Co Ltd Class H	261,647
7,650	Suntech Power Holdings Co Ltd ADR *	325,431
154,000	Tencent Holdings Ltd	1,300,336
	Total China	32,741,295

	Czech Republic — 0.6%
13,340	CEZ AS	1,102,087
2,600	ECM Real Estate Investments AG *	126,872
1,670	Komercni Banka AS	434,053
2,480	Pegas Nonwovens SA	72,164
200	Philip Morris CR AS	69,755
6,430	Telefonica 02 Czech Republic AS	202,440
14,420	Unipetrol *	242,149
1,920	Zentiva NV	123,391
	Total Czech Republic	2,372,911

	Egypt — 0.6%
6,488	Alexandria Mineral Oils Co	91,296
17,590	Commercial International Bank	280,025
5,460	Egyptian Co for Mobile Services	187,025
31,950	Egyptian Financial Group-Hermes Holding	317,059
420	EL Ezz Aldekhela Steel Alexa Co	119,019
19,470	El Ezz Steel Rebars SAE	305,422
7,880	ElSwedy Cables Holding Co *	204,286
63,930	Sidi Kerir Petrochemicals Co	260,684
32,761	South Valley Cement *	207,724
138,150	Telecom Egypt	460,275
	Total Egypt	2,432,815

	Hungary — 1.8%
78,350	Magyar Telekom Nyrt	385,868
19,320	MOL Magyar Olaj es Gazipari Nyrt (New Shares) *	2,908,491
67,180	OTP Bank Nyrt *	3,029,356
3,770	Richter Gedeon Nyrt	829,503
	Total Hungary	7,153,218

	India — 2.0%
10,200	Axis Bank Ltd	190,405

Shares	Description	Value ($)
	India — continued
45,770	Canara Bank Ltd	231,118
61,580	GAIL India Ltd	579,024
8,530	Hindalco Industries Ltd *	38,477
5,000	Hindalco Industries Ltd GDR 144A *	22,550
53,950	Hindalco Industries Ltd GDR 144A (Registered Shares) (Luxembourg Exchange) *	243,314
23,681	Hindustan Zinc Ltd	365,204
48,670	Indian Oil Corp Ltd	487,783
14,430	Infosys Technologies Ltd	670,226
7,424	Jindal Steel & Power Ltd	407,680
11,410	JSW Steel Ltd	315,504
37,437	LIC Housing Finance Ltd	299,726
60,330	Oil & Natural Gas Corp Ltd	1,226,392
8,026	Reliance Industries Ltd	454,027
61,918	Satyam Computer Services Ltd	767,092
5,616	State Bank of India Ltd	190,895
3,194	State Bank of India Ltd GDR	228,756
166,830	Steel Authority of India Ltd	634,986
27,538	Tata Steel Ltd *	584,821
22,404	Wipro Ltd	269,384
	Total India	8,207,364

	Indonesia — 1.2%
318,500	Astra International Tbk PT	718,373
2,907,751	Bakrie & Brothers Tbk PT *	165,506
3,769,000	Bumi Resources Tbk PT	3,258,072
6,411,120	Matahari Putra Prima Tbk PT	364,516
395,500	Telekomunikasi Indonesia Tbk PT	343,282
	Total Indonesia	4,849,749

	Israel — 1.3%
262,130	Bank Hapoalim BM	1,341,629
279,930	Bank Leumi Le	1,538,654
7,070	Check Point Software Technologies Ltd *	175,548
53,170	Israel Chemicals Ltd	1,227,188
400	Teva Pharmaceutical Industries Ltd	18,359
18,170	Teva Pharmaceutical Industries Ltd Sponsored ADR	830,914
	Total Israel	5,132,292

	Malaysia — 2.5%
41,500	Digi.com Berhad	339,353
537,500	Genting Berhad	1,019,757
149,200	Hong Leong Bank Berhad	292,492
590,890	IOI Corp Berhad	1,358,901
288,600	KNM Group Berhad	619,172
51,850	Kuala Lumpur Kepong Berhad	283,112
198,250	Malayan Banking Berhad	458,961
110,000	MISC Berhad	319,221
257,300	MISC Berhad (Foreign Registered)	754,786
1,302,600	Resorts World Berhad	1,310,440
710,600	RHB Capital Berhad	1,107,615
169,552	Sime Darby Berhad	497,227
134,509	Tanjong Plc	672,254

Shares	Description	Value ($)
	Malaysia — continued
227,300	Telekom Malaysia Berhad	217,443
199,800	Tenaga Nasional Berhad	434,627
282,100	TM International Bhd *	639,949
	Total Malaysia	10,325,310

	Mexico — 1.7%
73,400	Alfa SA de CV Class A	541,910
39,270	America Movil SAB de CV Class L ADR	2,347,168
1,092,468	Cemex SA de CV CPO *	3,107,061
15,370	Cemex SA de CV Sponsored CPO ADR *	437,123
5,690	Fomento Economico Mexicano Sponsored ADR	267,714
	Total Mexico	6,700,976

	Morocco — 0.2%
170	Compagnie Generale Immobiliere	56,912
100	Lafarge Ciments	29,694
26,440	Maroc Telecom	705,933
140	ONA SA	35,125
	Total Morocco	827,664

	Pakistan — 0.8%
107,900	Arif Habib Securities Ltd *	246,721
106,670	Bank of Punjab *	59,643
372,110	Hub Power Co Ltd	176,667
121,160	MCB Bank Ltd	498,327
251,850	National Bank of Pakistan	595,724
222,320	Oil & Gas Development Co Ltd	413,798
60,580	Pakistan Oilfields Ltd	334,799
115,940	Pakistan Petroleum Ltd	432,957
57,200	Pakistan State Oil Co Ltd	378,187
98,770	United Bank Ltd	150,230
	Total Pakistan	3,287,053

	Peru — 0.1%
2,700	Compania de Minas Buenaventura SA ADR	177,660
14,110	Minsur SA	44,612
3,010	Southern Copper Corp	331,792
	Total Peru	554,064

	Philippines — 0.8%
79,112	Ayala Corp	637,702
1,728,844	Ayala Land Inc	425,513
485,300	Bank of the Philippine Islands	588,494
25,380	Philippine Long Distance Telephone Co	1,519,753
4,350	Philippine Long Distance Telephone Co Sponsored ADR	262,696
	Total Philippines	3,434,158

	Poland — 1.3%
6,100	Bank Handlowy W Warszawie SA	240,229
26,280	KGHM Polska Miedz SA	1,247,214
82,040	Polski Koncern Naftowy Orlen SA *	1,514,013
41,320	Powszechna Kasa Oszczednosci Bank Polski SA	957,520

Shares	Description	Value ($)
	Poland — continued
120,450	Telekomunikacja Polska SA	1,137,673
	Total Poland	5,096,649

	Russia — 12.6%
49,040	Aeroflot - Russian Airlines	197,841
9,480	Cherepovets MK Severstal	246,727
39,770	Cherepovets MK Severstal GDR (Registered Shares)	1,045,951
14,720	CTC Media Inc *	407,450
9,900	Evraz Group SA GDR	1,160,775
23,200	Gazprom Neft	173,251
59,800	Gazprom Neft Sponsored ADR	2,216,786
80,500	JSC Mining & Smelting Co ADR	2,354,625
75,110	KamAZ *	450,988
4,100	Lukoil ADR 144A	454,549
49,980	Lukoil Sponsored ADR	5,541,068
19,270	Mobile Telesystems Sponsored ADR	1,688,052
330,744	OAO Gazprom Sponsored GDR *	19,976,938
28,851	OAO Mechel ADR *	1,662,395
74,100	OAO Rosneft Oil Co GDR *	900,315
11,250	OAO Tatneft Sponsored GDR (Registered Shares)	1,780,313
16,600	PIK Group GDR (Registered Shares) *	519,580
1,866,910	Sberbank RF	6,757,467
92,500	Surgutneftegaz Sponsored ADR	1,126,650
32,660	Vimpel-Communications Sponsored ADR	1,151,918
7,840	Wimm-Bill-Dann Foods ADR *	980,627
11,608	X5 Retail Group NV GDR (Registered Shares) *	429,496
	Total Russia	51,223,762

	South Africa — 5.6%
63,952	Absa Group Ltd	718,369
102,900	African Bank Investments Ltd	330,885
57,367	ArcelorMittal South Africa Ltd	1,881,620
61,767	Aveng Ltd	528,743
30,200	Barloworld Ltd	408,303
46,279	Bidvest Group Ltd	652,324
41,400	Eqstra Holdings Ltd *	73,450
744,000	FirstRand Ltd	1,435,602
68,500	Foschini Ltd	305,658
43,000	Impala Platinum Holdings Ltd	1,836,153
46,000	Imperial Holdings Ltd *	320,033
28,400	Investec Ltd	197,962
44,200	JD Group Ltd	174,061
85,100	MTN Group Ltd	1,701,512
116,200	Murray & Roberts Holdings Ltd	1,341,737
47,007	Remgro Ltd	1,297,147
56,900	Reunert Ltd	414,887
159,000	RMB Holdings Ltd	495,349
442,800	Sanlam Ltd	1,121,471
55,000	Sasol Ltd	3,443,504
144,468	Standard Bank Group Ltd	1,577,484
360,500	Steinhoff International Holdings Ltd	926,567
31,800	Telkom South Africa Ltd	572,246
37,024	Tiger Brands Ltd	762,987

Shares	Description	Value ($)
	South Africa — continued
65,800	Truworths International Ltd	197,804
	Total South Africa	22,715,858

	South Korea — 14.4%
830	CJ CheilJedang Corp *	214,859
850	Daelim Industrial Co Ltd	102,017
18,066	Daewoo Engineering & Construction Co Ltd	315,957
3,760	DC Chemical Co Ltd	1,435,511
15,939	Dongbu Insurance Co Ltd	652,734
12,910	Dongkuk Steel Mill Co Ltd	587,734
9,030	GS Holdings Corp	421,064
33,210	Hana Financial Group Inc	1,386,919
14,218	Hanjin Heavy Industries & Construction Co Ltd	728,458
12,811	Hanjin Heavy Industries & Construction Holdings Co Ltd *	372,095
11,690	Hanjin Shipping	533,229
32,516	Hanwha Corp	1,320,198
5,068	Honam Petrochemical Corp	434,247
12,089	Hyundai Engineering & Construction	1,032,500
1,000	Hyundai Heavy Industries	364,552
22,030	Hyundai Marine & Fire Insurance Co Ltd	509,456
4,085	Hyundai Mipo Dockyard	957,111
17,980	Hyundai Mobis	1,602,431
27,800	Hyundai Motor Co	2,267,756
15,520	Hyundai Steel Co	1,247,555
5,910	Hyunjin Materials Co Ltd	255,842
40,200	Industrial Bank of Korea	724,285
10,750	Kangwon Land Inc	254,725
850	KCC Corp	412,385
49,550	Kookmin Bank	3,086,245
800	Kookmin Bank ADR	49,960
70,860	Korea Exchange Bank	1,056,435
2,777	Korea Gas Corp	212,798
2,340	Korea Line Corp	463,895
3,530	Korea Zinc Co Ltd	450,898
6,006	Korean Air Lines Co Ltd	306,366
9,710	KT Corp	436,195
34,000	KT Corp ADR	768,740
7,150	KT Freetel Co Ltd *	201,380
32,554	KT&G Corp	2,825,845
14,500	KT&G Corp GDR 144A	626,400
5,790	LG Chemicals Ltd	550,733
17,970	LG Corp	1,405,285
48,510	LG Display Co Ltd	2,141,088
16,290	LG Electronics Inc	2,263,243
750	MegaStudy Co Ltd	260,938
6,279	NHN Corp *	1,300,388
5,830	POSCO	3,186,441
6,250	S-Oil Corp	448,793
12,618	Samsung Electronics Co Ltd	9,082,660
7,080	Samsung Fire & Marine Insurance Co Ltd	1,536,905
5,380	Samsung SDI Co Ltd *	416,478
57,685	Shinhan Financial Group Co Ltd	2,890,859
2,080	Shinsegae Co Ltd	1,208,113

Shares	Description	Value ($)
	South Korea — continued
6,621	SK Energy Co Ltd	823,803
54,740	SK Telecom Co Ltd ADR	1,243,693
47,441	Woori Finance Holdings Co Ltd	891,622
	Total South Korea	58,269,819

	Taiwan — 12.7%
653,516	Asustek Computer Inc	1,886,389
1,006,863	AU Optronics Corp	1,930,115
105,000	Catcher Technology Co Ltd	363,087
187,000	Cathay Financial Holding Co Ltd	478,388
1,612,080	Chi Mei Optoelectronics Corp	2,200,366
2,161,429	China Development Financial Holding Corp	921,256
1,287,723	China Steel Corp	2,202,963
1,835,604	Chinatrust Financial Holding Co Ltd *	1,873,606
1,271,327	Chunghwa Telecom Co Ltd	3,161,160
7,240	Chunghwa Telecom Co Ltd ADR	179,335
843,799	Compal Electronics Inc	938,534
151,028	D-Link Corp	250,824
907,549	Far Eastern Textile Co Ltd	1,413,376
1,283,486	First Financial Holding Co Ltd	1,523,149
779,039	Formosa Chemicals & Fibre Co	1,857,891
89,000	Formosa Petrochemical Corp	254,746
609,178	Formosa Plastics Corp	1,719,179
28,320	Foxconn Technology Co Ltd	164,658
594,000	Hannstar Display Corp *	257,984
62,800	High Tech Computer Corp	1,673,310
572,557	Hon Hai Precision Industry Co Ltd	3,240,780
735,180	KGI Securities Co Ltd	585,392
497,443	Lite-On Technology Corp	589,551
194,334	MediaTek Inc	2,430,489
1,003,000	Mega Financial Holdings Co Ltd	785,779
1,108,417	Nan Ya Plastics Corp	2,570,764
152,339	Novatek Microelectronics Corp Ltd	592,283
669,914	Quanta Computer Inc	1,058,820
34,000	Richtek Technology Corp	319,309
613,341	Siliconware Precision Industries Co	1,037,569
1,190,805	Taiwan Cement Corp	1,998,078
630,000	Taiwan Cooperative Bank	687,320
153,000	Taiwan Fertilizer Co Ltd	740,299
440,787	Taiwan Mobile Co Ltd	817,954
2,355,455	Taiwan Semiconductor Manufacturing Co Ltd	5,151,088
17,450	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	199,802
154,000	U-Ming Marine Transport Corp	498,112
187,000	Unimicron Technology Corp	256,996
396,000	Wistron Corp	677,309
2,021,000	Yuanta Financial Holding Co Ltd *	1,883,195
	Total Taiwan	51,371,205

	Thailand — 5.4%
470,690	Advanced Info Service Pcl (Foreign Registered)	1,412,366
487,940	Bangkok Bank Pcl NVDR	1,995,830
340,300	Bangkok Dusit Medical Service Pcl (Foreign Registered)	410,844
1,477,570	Bank of Ayudhya Pcl NVDR *	1,215,304

Shares	Description	Value ($)
	Thailand — continued
1,372,640	BEC World Pcl (Foreign Registered)	1,266,440
3,103,950	IRPC Pcl (Foreign Registered)	477,174
2,023,670	Italian Thai Development Pcl (Foreign Registered)	528,894
487,600	Kasikornbank Pcl (Foreign Registered) (a)	1,274,415
467,080	Kasikornbank Pcl NVDR	1,220,783
1,859,000	Krung Thai Bank Pcl (Foreign Registered)	508,769
1,338,510	Land & Houses Pcl NVDR	335,602
462,000	PTT Exploration & Production Pcl (Foreign Registered)	2,655,914
375,222	PTT Pcl (Foreign Registered)	3,875,351
9,600	Siam Cement Pcl (Foreign Registered) (a)	60,807
77,439	Siam Cement Pcl NVDR	480,979
372,000	Siam City Bank PCL (Foreign Registered) *	189,991
785,000	Siam Commercial Bank Pcl (Foreign Registered)	2,172,333
348,400	Thai Airways International Pcl (Foreign Registered)	250,675
331,770	Thai Oil Pcl (Foreign Registered)	652,858
57,560	Thoresen Thai Agencies Pcl	90,339
426,970	Thoresen Thai Agencies Pcl (Foreign Registered)	670,118
	Total Thailand	21,745,786

	Turkey — 3.9%
237,168	Akbank TAS	1,049,412
380,460	Dogan Sirketler Grubu Holdings AS *	446,326
63,665	Enka Insaat ve Sanayi AS	765,751
218,620	Eregli Demir ve Celik Fabrikalari TAS	1,403,290
146,300	Haci Omer Sabanci Holding AS	556,331
333,902	KOC Holding AS *	941,353
75,384	Tupras-Turkiye Petrol Rafineriler AS	1,889,894
61,560	Turk Hava Yollari Anonim Ortakligi *	332,827
250,577	Turkcell Iletisim Hizmet AS	1,955,233
528,020	Turkiye Garanti Bankasi *	2,421,362
148,100	Turkiye Halk Bankasi AS	892,586
490,500	Turkiye IS Bankasi Class C	2,025,868
196,300	Turkiye Sinai Kalkinma Bankasi AS *	212,277
370,140	Turkiye Vakiflar Bankasi TAO Class D	637,085
162,010	Yapi Ve Kredi Bankasi AS *	387,971
	Total Turkey	15,917,566
	TOTAL COMMON STOCKS (COST $300,767,981)	346,031,828

	PREFERRED STOCKS — 13.3%

	Brazil — 11.9%
53,500	Aracruz SA Class B (Registered) 1.36%	478,918
129,212	Banco Bradesco SA 0.03%	3,122,061
115,300	Banco Itau Holding Financeira SA 0.29%	3,577,029
18,632	Brasil Telecom SA 3.68%	227,616
66,493	Companhia Energetica de Minas Gerais 2.33%	1,554,706
32,200	Companhia Paranaense de Energia Class B 0.88%	589,558
230,656	Companhia Vale do Rio Doce Class A 0.36%	7,708,860
26,800	Electrobras (Centro) SA Class B 5.92%	444,882
30,500	Gerdau Metalurgica SA 1.78%	2,118,779
40,304	Gerdau SA 1.45%	2,028,953
472,195	Itausa-Investimentos Itau SA 0.12%	3,411,184

Shares/ Par Value($)	Description	Value ($)
	Brazil — continued
46,200	Net Servicos de Comunicacoa SA *	666,371
420,824	Petroleo Brasileiro SA (Petrobras) 0.05%	12,677,760
33,460	Petroleo Brasileiro SA Sponsored ADR 0.05%	2,022,322
122,900	Sadia SA 0.28%	1,042,742
21,220	Tele Norte Leste Participacoes ADR 0.48%	549,173
69,900	Tele Norte Leste Participacoes SA 0.50%	1,822,170
16,100	Telecomunicacoes de Sao Paulo SA 4.32%	451,671
18,800	Telemar Norte Leste SA Class A 1.56%	1,109,506
51,400	Usinas Siderrurgicas de Minas Gerais SA Class A 0.72%	2,765,140
	Total Brazil	48,369,401

	India — 0.0%
48,141	Tata Steel Ltd *	155,348

	Russia — 0.3%
890	Transneft 0.62% *	1,362,120

	South Korea — 1.1%
18,530	Hyundai Motor Co 3.04%	651,235
9,800	Hyundai Motor Co 3.07%	326,024
6,362	Samsung Electronics Co Ltd (Non Voting) 1.44%	3,249,908
	Total South Korea	4,227,167
	TOTAL PREFERRED STOCKS (COST $25,953,528)	54,114,036

	RIGHTS AND WARRANTS — 0.1%

	Brazil — 0.0%
131	Centrais Eletricas Brasileriras SA Rights, Expires 06/03/08 *	3
19	Cia de Bebidas das Americas Rights, Expires 06/05/08 *	1,302
3,832	Itausa-Investimentos Itau SA Preferred Rights, Expires 06/17/08 *	5,820
438	Itausa-Investimentos Itau SA Rights, Expires 06/02/08 *	2,168
	Total Brazil	9,293

	India — 0.1%
44,280	Essar Oil Ltd Warrants, Expires 1/24/13 * (a)	235,610

	Malaysia — 0.0%
72,150	KNM Group Berhad Rights, Expires 06/18/08 *	65,692

	Pakistan — 0.0%
2,050	Engro Chemical Pakistan Ltd Rights, Expires 06/16/08 *	2,926
	TOTAL RIGHTS AND WARRANTS (COST $334,291)	313,521

	SHORT-TERM INVESTMENTS — 0.2%

900,000	Royal Bank of Canada Time Deposit, 2.13%, due 06/02/08	900,000
	TOTAL SHORT-TERM INVESTMENTS (COST $900,000)	900,000

	TOTAL INVESTMENTS — 99.0% (Cost $327,955,800)	401,359,385

	Other Assets and Liabilities (net) — 1.0%	3,995,336

	TOTAL NET ASSETS — 100.0%	$405,354,721

As of May 31, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

			Net Unrealized
Aggregate	Gross Unrealized	Gross Unrealized	Appreciation
Cost	Appreciation	(Depreciation)	(Depreciation)
$330,040,452	$85,886,625	$(14,567,692)	$71,318,933

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR - American Depositary Receipt
CPO - Ordinary Participation Certificate (Certificado de Participacion Ordinares), representing a bundle of shares of the multiple series of one issuer that trade together as a unit.
Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.
GDR - Global Depository Receipt
NVDR - Non-Voting Depository Receipt
* Non income-producing security.
(a) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material.  Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE.  As a result, foreign equity securities are generally valued using fair value prices supplied by a third party vendor based on models to the extent that these fair value prices are available.  As of May 31, 2008, 61.29% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that may not be active or for which all significant inputs are observable, either directly or indirectly (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2008 in valuing the Fund’s investments carried at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$152,877,330	$5,909,471
Level 2 – Other Significant Observable Inputs	246,911,223	—
Level 3 – Significant Unobservable Inputs	1,570,832	—
Total	$401,359,385	$5,909,471

*Other financial instruments include foreign currency.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$—

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of March 1, 2008	$2,135,349	$—
Realized gain (loss)	299,040	—
Change in unrealized appreciation/depreciation	(592,022)	—
Net purchases (sales)	(1,093,329)	—
Net transfers in and/or out of Level 3	821,794	—
Balance as of May 31, 2008	$1,570,832	$—

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date.  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss.  Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss.  These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Schedule of Investments.  In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund.

Futures contracts

The Fund may purchase and sell futures contracts.  Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options

The Fund may write call and put options. Writing options increases the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder.  When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options which expire are treated as realized gains.  Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option.  In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option.  There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option.  Premiums paid for purchasing options which expire are treated as realized losses.  Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options.  Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Indexed securities

The Fund may invest in indexed securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic.  The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities.  Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

Swap agreements

The Fund may enter into swap agreements.  A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument.  Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.  Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts.  To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively.  Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate.  The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate.  Variance swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the annualized realized variance of returns on the underlying price and a fixed quantity, also known as the variance strike, over a period of time.  In connection with these agreements, cash or securities may be set aside as collateral by the Fund’s custodian or brokers in accordance with the terms of the swap agreement.  The Fund earns or pays interest on cash set aside as collateral.

Swaps are marked to market daily using models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss.  Payments received or made on swap contracts are recorded as realized gain or loss.  Gains or losses are realized upon early termination of the swap agreements.  These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material.  Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk.  Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2008 (Unaudited)

Par Value		Description	Value($)

		DEBT OBLIGATIONS — 86.5%

		Argentina — 10.7%

		Foreign Government Obligations
USD	9,000,000	Province of Buenos Aires, Reg S, Step Up, Variable Rate, 3.00%, due 05/15/35	3,086,704
USD	28,250,387	Republic of Argentina, 8.28%, due 12/31/33	18,858,786
USD	45,719,999	Republic of Argentina Capitalization Bond, Series 2031, 12.00%, due 06/19/31 (a)	13,258,800
DEM	3,830,000	Republic of Argentina Discount Bond, Series DM, Variable Rate, 6 mo. DEM LIBOR + .81%, 3.00%, due 03/31/23 (a)	1,523,272
USD	32,000,000	Republic of Argentina Discount Bond, Series L-GL, Variable Rate, 6 mo. LIBOR + .81%, 5.44%, due 03/31/23 (a)	16,000,000
EUR	214,800,000	Republic of Argentina GDP Linked, Variable Rate, 1.26%, due 12/15/35 (b)	29,240,321
USD	71,474	Republic of Argentina GDP Linked, Variable Rate, 1.32%, due 12/15/35 (b)	6,983
ARS	28,000,000	Republic of Argentina GDP Linked, Variable Rate, 1.38%, due 12/15/35 (b) (c)	611,563
DEM	5,000,000	Republic of Argentina Global Bond, 9.00%, due 11/19/08 (a) (c)	994,303
USD	26,545,000	Republic of Argentina Global Bond, 12.13%, due 02/25/19 (a)	7,698,050
USD	6,931,000	Republic of Argentina Global Bond, 12.00%, due 02/01/20 (a)	2,009,990
USD	13,540,000	Republic of Argentina Global Bond, 8.88%, due 03/01/29 (a)	3,926,600
USD	31,390,000	Republic of Argentina Global Bond, EMTN, Reg S, Variable Rate, 3 mo. LIBOR + .58%, 0.00%, due 04/06/04 (a)	10,044,800
USD	198,230	Republic of Argentina Global Bond, Series 2008, Step Up, 15.50%, due 12/19/08 (a)	57,487
USD	28,054,525	Republic of Argentina Global Bond, Series 2018, 12.25%, due 06/19/18 (a)	8,135,812
USD	8,000,000	Republic of Argentina Global Bond, Series BT04, 9.75%, due 09/19/27 (a)	2,400,000
DEM	20,000,000	Republic of Argentina Global Bond, Series DM, 5.87%, due 03/31/23 (a)	7,954,423
EUR	3,500,000	Republic of Argentina Global Bond, Series FEB, Step Down, 8.00%, due 02/26/08 (a)	1,622,647
ARS	28,000,000	Republic of Argentina Global Bond, Step Up, 0.63%, due 12/31/38 (c)	2,397,960
ARS	5,862,719	Republic of Argentina Global Bond, Variable Rate, 2.00%, due 02/04/18 (c)	1,719,554
USD	15,000,000	Republic of Argentina Global Par Bond, Series L-GP, Step Up, 6.00%, due 03/31/23 (a)	7,500,000
USD	2,000,000	Republic of Argentina Pro 4, 2.00%, due 12/28/10 (a)	319,800
USD	7,211,000	Republic of Argentina, Series BGLO, 8.38%, due 12/20/03 (a)	2,019,080
USD	46,000,000	Republic of Argentina, Series F, 0.00%, due 10/15/04 (a)	11,500,000
EUR	284,000,000	Republic of Argentina, Step Up, 1.20%, due 12/31/38	142,932,976
USD	17,000,000	Republic of Argentina, Step Up, 1.33%, due 12/31/38	5,083,000
		Total Argentina	300,902,911

		Aruba — 1.1%

		Foreign Government Obligations
USD	5,000,000	Government of Aruba, 6.19%, due 10/30/12	4,800,000
USD	3,500,000	Government of Aruba, 6.71%, due 10/15/13	3,552,500
USD	3,752,000	Government of Aruba, 6.80%, due 04/02/14	3,639,440
USD	20,000,000	Government of Aruba, Reg S, 6.40%, due 09/06/15	20,000,000
		Total Aruba	31,991,940

		Belize — 0.1%

		Foreign Government Obligations
USD	4,023,400	Government of Belize, Reg S, Step Up, 4.25%, due 02/20/29	2,896,848

		Bosnia & Herzegovina — 0.5%

		Foreign Government Obligations
DEM	23,224,480	Bosnia & Herzegovina, Series A, Step Up, Variable Rate, 6 mo. DEM LIBOR + .81%, 5.65%, due 12/11/17	14,802,080

		Brazil — 4.3%

		Foreign Government Obligations
USD	9,258,333	Brazilian Government International Exit Bonds, 6.00%, due 09/15/13	9,258,333
USD	362,501	Brazilian Government International Exit Bonds Odd Lot, 6.00%, due 09/15/13	362,501
EUR	8,000,000	Republic of Brazil, 8.50%, due 09/24/12	13,915,873
USD	12,500,000	Republic of Brazil, 8.00%, due 01/15/18	14,281,250
USD	14,000,000	Republic of Brazil, 8.75%, due 02/04/25	18,200,000
USD	50,000,000	Republic of Brazil, 8.25%, due 01/20/34 (d)	63,750,000
		Total Brazil	119,767,957

		China — 0.3%

		Foreign Government Obligations
USD	7,500,000	China Government International Bond, 6.80%, due 05/23/11	8,048,223

		Colombia — 0.5%

		Foreign Government Obligations
USD	8,000,000	Republic of Colombia, 8.70%, due 02/15/16	9,600,000
USD	3,800,000	Republic of Colombia, 11.85%, due 03/09/28	5,063,500
		Total Colombia	14,663,500

		Congo Republic (Brazzaville) — 2.0%

		Foreign Government Obligations
USD	109,865,600	Republic of Congo, Step Up, 2.50%, due 06/30/29	57,130,112

		Costa Rica — 0.3%

		Foreign Government Obligations
USD	3,000,000	Republic of Costa Rica, Reg S, 8.05%, due 01/31/13	3,337,500
USD	3,710,000	Republic of Costa Rica, Reg S, 10.00%, due 08/01/20	4,878,650
		Total Costa Rica	8,216,150

		Dominican Republic — 2.3%

		Asset-Backed Securities — 0.5%
USD	13,248,358	Autopistas Del Nordeste Ltd., Reg S, 9.39%, due 04/15/24	13,115,875

		Foreign Government Obligations — 1.8%
USD	1,231,853	Dominican Republic Bond, Variable Rate, 6 mo. LIBOR + .81%, 3.88%, due 08/31/09	1,228,773
USD	42,557,000	Dominican Republic Bond, Variable Rate, 6 mo. LIBOR + .81%, 3.69%, due 08/30/24	41,280,290
USD	9,000,000	Dominican Republic, Reg S, 8.63%, due 04/20/27	9,540,000
			52,049,063
		Total Dominican Republic	65,164,938

		Ecuador — 0.4%

		Foreign Government Obligations
USD	2,349,350	Republic of Ecuador PDI (Global Bearer Capitalization Bond), PIK, Variable Rate, 6 mo. LIBOR + .81%, 3.88%, due 02/27/15 (c)	1,852,462
USD	8,587,000	Republic of Ecuador, Step Up, 10.00%, due 08/15/30	8,672,870
		Total Ecuador	10,525,332

		Egypt — 0.1%

		Corporate Debt
USD	1,623,265	Petroleum Export, 144A, 5.27%, due 06/15/11	1,615,149

		El Salvador — 1.3%

		Foreign Government Obligations
USD	34,000,000	Republic of El Salvador, Reg S, 7.65%, due 06/15/35	36,210,000

		Gabon — 0.8%

		Foreign Government Obligations
USD	21,000,000	Gabonese Republic, 144A, 8.20%, due 12/12/17	22,443,750

		Grenada — 0.1%

		Foreign Government Obligations
USD	6,000,000	Government of Grenada, Reg S, Step Up, 1.00%, due 09/15/25	3,240,000

		Guatemala — 0.3%

		Foreign Government Obligations
USD	6,750,000	Republic of Guatemala, Reg S, 8.13%, due 10/06/34	7,863,750

		Indonesia — 1.3%

		Corporate Debt — 1.0%
USD	31,000,000	Majapahit Holding BV, 144A, 7.88%, due 06/29/37	27,900,000

		Foreign Government Obligations — 0.3%
USD	8,000,000	Republic of Indonesia, 144A, 7.75%, due 01/17/38	7,780,000
		Total Indonesia	35,680,000

		Iraq — 0.4%

		Foreign Government Obligations
USD	16,000,000	Republic of Iraq, Reg S, 5.80%, due 01/15/28	11,840,000

		Israel — 0.7%

		Corporate Debt
USD	19,000,000	Israel Electric Corp. Ltd., 144A, 7.25%, due 01/15/19	19,286,900

		Ivory Coast — 2.0%

		Foreign Government Obligations
FRF	37,500,000	Ivory Coast Discount Bond, Series FRF, Variable Rate, Step Up, 4.00%, due 03/31/28 (a)	4,002,287
FRF	85,905,000	Ivory Coast FLIRB, Series FRF, Variable Rate, Step Up, 4.00%, due 03/29/18 (a)	7,538,494
USD	69,850,000	Ivory Coast FLIRB, Variable Rate, Step Up, 4.00%, due 03/30/18 (a)	24,447,500
FRF	256,889,500	Ivory Coast PDI, Series FRF, Variable Rate, Step Up, 2.90%, due 03/30/18 (a)	21,019,863
		Total Ivory Coast	57,008,144

		Jamaica — 0.6%

		Corporate Debt — 0.3%
USD	7,000,000	Air Jamaica Ltd., Reg S, 9.38%, due 07/08/15	7,402,500

		Foreign Government Obligations — 0.3%
USD	9,000,000	Government of Jamaica, 8.00%, due 03/15/39	8,842,500
		Total Jamaica	16,245,000

		Malaysia — 1.0%

		Corporate Debt
MYR	45,000,000	Transshipment Megahub Berhad, Series C, 5.45%, due 11/03/09	13,824,306
MYR	50,000,000	Transshipment Megahub Berhad, Series F, 6.70%, due 11/02/12	15,498,457
		Total Malaysia	29,322,763

		Mexico — 7.7%

		Corporate Debt — 3.5%
GBP	7,689,000	Pemex Project Funding Master Trust, EMTN, 7.50%, due 12/18/13	15,535,763
EUR	30,000,000	Pemex Project Funding Master Trust, Reg S, 6.38%, due 08/05/16	47,787,973
EUR	26,500,000	Pemex Project Funding Master Trust, Reg S, 5.50%, due 02/24/25 (d)	36,341,931
			99,665,667
		Foreign Government Obligations — 4.2%
USD	58,000,000	United Mexican States, 6.05%, due 01/11/40 (d)	56,840,000
GBP	29,994,000	United Mexican States, GMTN, 6.75%, due 02/06/24	59,860,728
			116,700,728
		Total Mexico	216,366,395

		Nicaragua — 0.2%

		Foreign Government Obligations
USD	6,116,513	Republic of Nicaragua BPI, Series E, 5.00%, due 02/01/11	5,409,383

		Pakistan — 0.6%

		Foreign Government Obligations
USD	20,000,000	Islamic Republic of Pakistan, Reg S, 7.88%, due 03/31/36	16,600,000

		Peru — 2.1%

		Asset-Backed Securities — 0.2%
USD	12,452,000	Peru Enhanced Pass-Through Finance Ltd., 144A, 0.00%, due 06/02/25	4,544,980

		Foreign Government Obligations — 1.9%
USD	25,000,000	Peru Par Bond, Series 30 Yr., Step Up, 3.00%, due 03/07/27	20,000,000
USD	1,684,267	Peru Trust II, Series 98-A LB, 0.00%, due 02/28/16	1,404,005
USD	4,748,850	Peru Trust, Series 97-I-P, Class A3, 0.00%, due 12/31/15	3,290,478
USD	1,548,963	Racers, Series 1998 I-P, 0.00%, due 03/10/16	1,041,368
USD	5,000,000	Republic of Peru, 7.35%, due 07/21/25	5,712,500
EUR	13,700,000	Republic of Peru Global Bond, 7.50%, due 10/14/14	23,035,928
			54,484,279
		Total Peru	59,029,259

		Philippines — 5.3%

		Corporate Debt — 1.9%
USD	6,000,000	National Power Corp., 9.88%, due 03/16/10	6,465,000
USD	31,600,000	National Power Corp., 9.63%, due 05/15/28	37,604,000
USD	8,500,000	National Power Corp., Global Bond, 8.40%, due 12/15/16	9,413,750
			53,482,750

		Foreign Government Obligations — 3.4%
USD	59,501,000	Central Bank of Philippines, Series A, 8.60%, due 06/15/27	67,533,635
EUR	12,000,000	Republic of Philippines, 9.13%, due 02/22/10	19,522,173
USD	6,843,000	Republic of Philippines, 8.38%, due 02/15/11	7,458,870
			94,514,678
		Total Philippines	147,997,428

		Poland — 0.6%

		Foreign Government Obligations
USD	10,000,000	Delphes Co. No. 2 Ltd., EMTN, Reg S, 7.75%, due 05/05/09	10,372,930
USD	6,000,000	Poland Government International Bond, 6.25%, due 07/03/12	6,406,200
		Total Poland	16,779,130

		Qatar — 0.5%

		Foreign Government Obligations
USD	10,000,000	State of Qatar, Reg S, 9.75%, due 06/15/30	15,500,000

		Russia — 10.7%

		Corporate Debt — 9.4%
EUR	40,000,000	Gaz Capital (Gazprom), EMTN, 5.36%, due 10/31/14	57,640,538
EUR	38,000,000	Gaz Capital (Gazprom), EMTN, Reg S, 5.88%, due 06/01/15	55,719,186
EUR	21,000,000	Gaz Capital (Gazprom), Reg S, 5.44%, due 11/02/17	28,709,422
USD	14,553,795	Gazprom International SA, Reg S, 7.20%, due 02/01/20	14,899,448
USD	31,433,816	Gazstream SA, Reg S, 5.63%, due 07/22/13 (d)	31,257,001
USD	29,500,000	RSHB Capital SA, 144A, 6.30%, due 05/15/17	27,350,040
USD	20,500,000	RSHB Capital SA, 144A, 7.75%, due 05/29/18	20,602,500
USD	8,000,000	Sberbank Capital SA, EMTN, 6.48%, due 05/15/13	8,171,280
USD	19,000,000	VTB Capital SA, Reg S, 6.25%, due 06/30/35	18,240,000
			262,589,415

		Foreign Government Obligations — 1.3%
USD	32,990,457	Russian Federation, Reg S, Step Up, 7.50%, due 03/31/30	37,453,792
		Total Russia	300,043,207

		Serbia — 0.5%

		Foreign Government Obligations
USD	14,966,026	Republic of Serbia, Reg S, Step Up, 3.75%, due 11/01/24	13,955,819

		South Africa — 1.3%

		Foreign Government Agency — 0.1%
ZAR	163,000,000	Eskom Holdings Ltd., 0.00%, due 12/31/32	1,696,567

		Foreign Government Obligations — 1.2%
USD	8,000,000	Republic of South Africa, 5.88%, due 05/30/22	7,520,000
EUR	20,000,000	Republic of South Africa, EMTN, 4.50%, due 04/05/16	27,430,984
			34,950,984
		Total South Africa	36,647,551

		South Korea — 0.2%

		Corporate Debt
USD	5,000,000	Korea Southern Power Co., 144A, 5.38%, due 04/18/13	4,989,400

		Sri Lanka — 0.6%

		Foreign Government Obligations
USD	19,000,000	Republic of Sri Lanka, 144A, 8.25%, due 10/24/12	17,195,000

		Thailand — 0.2%

		Corporate Debt
USD	5,000,000	PTT Public Co. Ltd., 5.75%, due 08/01/14	5,032,945

		Trinidad & Tobago — 0.5%

		Corporate Debt
USD	8,000,000	First Citizens St. Lucia, Reg S, 5.13%, due 02/14/11	8,044,000
USD	7,000,000	First Citizens St. Lucia, Reg S, 5.46%, due 02/01/12	7,081,900
		Total Trinidad & Tobago	15,125,900

		Tunisia — 0.1%

		Foreign Government Agency
JPY	360,000,000	Banque Centrale De Tunisie, Series 6BR, 4.35%, due 08/15/17	3,796,357

		Turkey — 2.4%

		Foreign Government Obligations
USD	18,000,000	Republic of Turkey, 7.38%, due 02/05/25 (d)	18,045,000
USD	56,000,000	Republic of Turkey, 6.88%, due 03/17/36 (d)	50,820,000
		Total Turkey	68,865,000

		Ukraine — 4.7%

		Foreign Government Agency — 0.7%
USD	9,000,000	Credit Suisse First Boston, the EXIM of Ukraine, 6.80%, due 10/04/12	8,640,000
USD	10,000,000	Dresdner Kleinwort Wasserstein for CJSC, the EXIM of Ukraine, 7.75%, due 09/23/09	10,150,000
			18,790,000

		Foreign Government Obligations — 4.0%
USD	18,000,000	City of Kyiv, 144A, 8.25%, due 11/26/12	18,331,560
CHF	100,000,000	Ukraine Government, 3.50%, due 09/15/18	94,746,942
			113,078,502
		Total Ukraine	131,868,502

		United States — 9.8%

		Asset-Backed Securities — 9.4%
USD	4,000,000	Aircraft Finance Trust, Series 99-1A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .48%, 2.99%, due 05/15/24	2,400,000
USD	38,040,000	Capital One Auto Finance Trust, Series 06-C, Class A4, Variable Rate, 1 mo. LIBOR + .03%, 2.54%, due 05/15/13	32,619,300
USD	45,000,000	Chase Issuance Trust, Series 06-A5, Class A, Variable Rate, 1 mo. LIBOR + .02%, 2.53%, due 11/15/13	44,168,357
USD	255,187	Chevy Chase Mortgage Funding Corp., Series 03-4A, Class A1, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .34%, 2.73%, due 10/25/34	204,150
USD	1,373,706	CHYPS CBO Ltd., Series 97-1A, Class A2A, 144A, 6.72%, due 01/15/10	259,163
USD	25,000,000	Citibank Credit Card Issuance Trust, Series 06-A8, Class A8, Variable Rate, 3 mo. LIBOR + .04%, 2.75%, due 12/17/18	22,877,125
USD	8,116,103	Citigroup Mortgage Loan Trust, Inc., Series 05-HE3, Class A2C, 2.65%, due 09/25/35	7,368,691

USD	1,911,270	CNL Commercial Mortgage Loan Trust, Series 03-2A, Class A1, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .44%, 2.83%, due 10/25/30	1,754,554
USD	31,056,121	Countrywide Home Equity Loan Trust, Series 05-F, Class 2A, AMBAC, Variable Rate, 1 mo. LIBOR + .24%, 2.75%, due 12/15/35	21,575,619
USD	21,677,354	Countrywide Home Equity Loan Trust, Series 05-H, Class 2A, FGIC, Variable Rate, 1 mo. LIBOR + .24%, 2.75%, due 12/15/35	14,965,829
USD	17,979,465	Countrywide Home Equity Loan Trust, Series 06-D, Class 2A, XL, Variable Rate, 1 mo. LIBOR + .20%, 2.71%, due 05/15/36	11,254,785
USD	7,535,147	First Franklin Mortgage Loan Asset Backed Certificates, Series 05-FF10, Class A6M, Variable Rate, 1 mo. LIBOR + .35%, 2.74%, due 11/25/35	6,079,975
USD	297,859	Golden Securities Corp., Series 03-A, Class A1, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .30%, 3.13%, due 12/02/13	297,701
USD	25,207,060	Greenpoint Mortgage Funding Trust, Series 07-HE1, Class A1, XL, Variable Rate, 1 mo. LIBOR + .15%, 2.70%, due 12/13/32	16,384,589
USD	9,235,991	GSAMP Trust, Series 05-HE6, Class A2B, Variable Rate, 1 mo. LIBOR + .19%, 2.58%, due 11/25/35	7,573,512
USD	9,250,000	Home Equity Asset Trust, Series 07-1, Class 2A4, Variable Rate, 1 mo. LIBOR + .23%, 2.62%, due 05/25/37	4,668,475
USD	10,000,000	IXIS Real Estate Capital Trust, Series 06-HE2, Class A3, Variable Rate, 1 mo. LIBOR + .16%, 2.55%, due 08/25/36	8,102,000
USD	2,988,075	Master Asset-Backed Securities Trust, Series 06-FRE1, Class A2, Variable Rate, 1 mo. LIBOR + .12%, 2.51%, due 12/25/35	2,926,446
USD	13,000,000	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, Variable Rate, 1 mo. LIBOR + .16%, 2.55%, due 10/25/36	8,450,000
USD	13,000,000	Morgan Stanley ABS Capital I, Series 06-NC3, Class A2C, Variable Rate, 1 mo. LIBOR + .17%, 2.56%, due 03/25/36	9,490,000
USD	10,000,000	Morgan Stanley ACES SPC, Series 04-15, Class I, 144A, Variable Rate, 3 mo. LIBOR + .45%, 2.99%, due 12/20/09	9,635,000
USD	15,000,000	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, Variable Rate, 1 mo. LIBOR + .15%, 2.54%, due 11/25/36	10,650,000
USD	15,200,000	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A4, Variable Rate, 1 mo. LIBOR + .22%, 2.61%, due 11/25/36	7,929,840
USD	12,868,000	Option One Mortgage Loan Trust, Series 06-3, Class 2A4, Variable Rate, 1 mo. LIBOR + .22%, 2.61%, due 02/25/37	7,527,780
USD	79,350	Quest Trust, Series 03-X4A, Class A, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .43%, 2.82%, due 12/25/33	67,447
USD	2,656,171	SHYPPCO Finance Co., LLC, Series 1I, Class A2B, 6.64%, due 06/15/10	2,536,643
USD	8,000,000	Wamu Asset-Backed Certificates, Series 07-HE2, Class 2A4, Variable Rate, 1 mo. LIBOR + .36%, 2.75%, due 04/25/37	3,886,561
			265,653,542

		U.S. Government — 0.4%
USD	5,000,000	U.S. Treasury Note, 4.13%, due 08/15/08 (e)	5,021,094
USD	6,000,000	U.S. Treasury Note, 3.13%, due 09/15/08 (e)	6,019,688
			11,040,782
		Total United States	276,694,324

		Uruguay — 4.5%

		Foreign Government Obligations
EUR	2,000,000	Republic of Uruguay, 7.00%, due 06/28/19	3,267,075
USD	69,651,571	Republic of Uruguay, 7.63%, due 03/21/36	73,656,536
USD	21,745,700	Republic of Uruguay, PIK, 7.88%, due 01/15/33	23,485,356
USD	400,000	Republica Orient Uruguay, 7.25%, due 05/04/14	400,440
EUR	10,000,000	Republica Orient Uruguay, 6.88%, due 01/19/16	15,557,500
JPY	1,318,400,000	Republica Orient Uruguay, Series 3BR, Step Up, 2.50%, due 03/14/11	11,380,611
		Total Uruguay	127,747,518

		Venezuela — 2.0%

		Foreign Government Agency — 0.3%
USD	16,000,000	Petroleos De Venezuela, 5.38%, due 04/12/27	9,200,000

		Foreign Government Obligations — 1.7%
EUR	7,400,000	Republic of Venezuela, 11.13%, due 07/25/11	11,771,582
EUR	11,000,000	Republic of Venezuela, 7.00%, due 03/16/15	14,441,872
USD	26,000,000	Republic of Venezuela, 7.00%, due 03/31/38	18,200,000
USD	1,434,783	Republic of Venezuela DCB IL, Variable Rate, 6 mo. LIBOR + .88%, 5.75%, due 12/18/08	1,434,783
			45,848,237
		Total Venezuela	55,048,237

		Vietnam — 0.9%

		Foreign Government Obligations
USD	4,173,913	Socialist Republic of Vietnam, Series 18 Yr., Variable Rate, 6 mo. LIBOR +0.81%, 3.63%, due 03/12/16	4,090,435
USD	19,750,000	Socialist Republic of Vietnam, Series 30 Yr., Step Up, 4.00%, due 03/12/28	16,491,250
USD	4,000,000	Socialist Republic of Vietnam, Series 30 Yr., Variable Rate, 6 mo. LIBOR +0.81%, 3.63%, due 03/13/28	3,810,000
		Total Vietnam	24,391,685

		TOTAL DEBT OBLIGATIONS (COST $2,430,885,994)	2,433,948,487

Par Value		Description	Value ($)

		LOAN ASSIGNMENTS — 1.7%

		Indonesia — 1.0%
JPY	152,280,002	Republic of Indonesia Loan Agreement, 6 mo. JPY LIBOR + .88%, 4.50%, due 03/28/13	1,401,172
USD	3,276,901	Republic of Indonesia Loan Agreement, 6 mo. LIBOR + .88%, 4.50%, due 03/29/13	3,186,786
USD	3,775,200	Republic of Indonesia Loan Agreement, dated June 14, 1995, 3 mo. LIBOR + .88%, 6.25%, due 12/14/19	3,529,812
USD	3,775,200	Republic of Indonesia Loan Agreement, dated June 14, 1995, 3 mo. LIBOR + .88%, 6.25%, due 12/14/19	3,529,812
USD	5,033,600	Republic of Indonesia Loan Agreement, dated June 14, 1995, 3 mo. LIBOR + .88%, 6.25%, due 12/14/19	4,706,416
USD	2,947,139	Republic of Indonesia Loan Agreement, dated September 29, 1994, 4.50%, due 12/01/19	2,718,736
USD	940,891	Republic of Indonesia Loan Agreement, dated September 29, 1994, 4.50%, due 12/01/19	867,972
USD	2,765,778	Republic of Indonesia Loan Agreement, dated September 29, 1994, 4.50%, due 12/01/19	2,551,430
EUR	3,262,131	Republic of Indonesia, Indonesia Paris Club Debt *	4,085,423
		Total Indonesia	26,577,559

		Russia — 0.2%
USD	3,955,201	Russia Foreign Trade Obligations * (c)	5,598,907
DEM	45,916	Russia Foreign Trade Obligations * (c)	33,767
FIM	1,740,000	Russia Foreign Trade Obligations * (c)	444,713
GBP	14,162	Russia Foreign Trade Obligations * (c)	37,661
USD	265,723	Russia Foreign Trade Obligations * (c)	369,396
USD	80,572	Russia Foreign Trade Obligations * (c)	110,198
		Total Russia	6,594,642

		Vietnam — 0.5%
USD	16,000,000	Vietnam Shipbuilding Industry Group Loan Agreement, 6 mo. LIBOR + 1.50%, 6.89%, due 06/26/15	14,720,000

		TOTAL LOAN ASSIGNMENTS (COST $41,738,756)	47,892,201

Par Value		Description	Value ($)

		LOAN PARTICIPATIONS — 4.9%

		Egypt — 0.2%
CHF	5,645,535	Paris Club Loan Agreement (Participation with Standard Chartered Bank), 0.00%, due 01/03/24*	4,004,304

		Indonesia — 1.6%
USD	22,731,841	Republic of Indonesia Loan Agreement (Participation with Deutsche Bank), 3 mo. LIBOR + 1.25%, 4.50%, due 02/12/13	20,742,805
USD	16,883,322	Republic of Indonesia Loan Agreement (Participation with Deutsche Bank), 6 mo. LIBOR + .88%, 4.50%, due 09/29/19	15,363,823
JPY	900,281,695	Republic of Indonesia Loan Agreement (Participation with Deutsche Bank), 6 mo. LIBOR + 0.88%, 4.50%, due 03/29/13	8,305,103
USD	619,520	Republic of Indonesia Loan Agreement, (Participation with Citibank), 3 mo. LIBOR + .88%, 6.25%, due 12/14/19	579,251
USD	464,640	Republic of Indonesia Loan Agreement, (Participation with Citibank), 3 mo. LIBOR + .88%, 6.25%, due 12/14/19	434,438
USD	464,640	Republic of Indonesia Loan Agreement, (Participation with Citibank), 3 mo. LIBOR + .88%, 6.25%, due 12/14/19	434,438
		Total Indonesia	45,859,858

		Iraq — 1.2%
JPY	4,926,803,587	Republic of Iraq Paris Club Loan Agreement (Participation with Deutsche Bank), due 01/01/28	29,947,320
JPY	643,772,123	Republic of Iraq Paris Club Loan, T Chatani (Participation with Deutsche Bank), due 01/01/28	3,835,641
		Total Iraq	33,782,961

		Poland — 0.2%
JPY	699,999,970	Poland Paris Club Debt (Participation with Deutsche Bank), 0.00%, due 03/31/09	6,795,285

		Russia — 0.8%
EUR	57,042,402	Russian Foreign Trade Obligations (Participation with GML International Ltd) * (c)	23,324,750

		Vietnam — 0.9%
JPY	2,865,073,279	Socialist Republic of Vietnam Loan Agreement (Participation with Deutsche Bank), Variable Rate, 6 mo. JPY LIBOR + .60%, 1.31%, due 09/01/17	24,052,266

		TOTAL LOAN PARTICIPATIONS (COST $119,539,769)	137,819,424

Par Value ($)		Description	Value ($)

		PROMISSORY NOTES — 0.3%

		Dominican Republic — 0.1%
USD	1,089,012	Dominican Republic Promissory Notes, 0.00%, due 9/15/2009	999,713
USD	817,249	Dominican Republic Promissory Notes, 0.00%, due 9/15/2010	702,834
USD	817,249	Dominican Republic Promissory Notes, 0.00%, due 9/15/2011	657,477
		Total Dominican Republic	2,360,024

		Ghana — 0.0%
USD	3,312,500	Republic of Ghana Promissory Notes, 0.00%, due 8/9/2007 (a) (f)	331,250

		Nigeria — 0.2%
USD	33,450,000	Central Bank of Nigeria Promissory Notes, Series RC, 5.09%, due 1/5/2010	4,181,250

		TOTAL PROMISSORY NOTES (COST $26,713,499)	6,872,524

Principal Amount		Description	Value ($)

		OPTIONS PURCHASED — 2.5%

		Currency Options — 2.0%
EUR	50,000,000	EUR Put/TRY Call, Expires 01/15/09, Strike 2.44	15,133,116
EUR	45,000,000	EUR Put/TRY Call, Expires 10/31/08, Strike 2.45	16,089,875
EUR	23,000,000	EUR Put/TRY Call, Expires 12/12/08, Strike 2.49	8,184,315
USD	45,000,000	USD Put/BRL Call, Expires 12/09/08, Strike 2.40	18,102,602
		Total Currency Options	57,509,908

		Options on Interest Rates — 0.0%
TWD	1,849,200,000	TWD Interest Rate Cap Call Option, Expires 03/16/10, Strike 2.19%	462,670
TWD	1,849,200,000	TWD Interest Rate Floor Call Option, Expires 03/16/10, Strike 2.19%	15,459
		Total Options on Interest Rates	478,129

		Options on Interest Rate Swaps — 0.5%
BRL	306,217,779	BRL Swaption Call, Expires 01/02/09, Strike 14.42%	901,426
BRL	306,217,779	BRL Swaption Put, Expires 01/02/09, Strike 14.42%	1,356,658
KRW	72,000,000,000	KRW Swaption Call, Expires 02/24/09, Strike 6.05%	2,521,440
KRW	50,000,000,000	KRW Swaption Call, Expires 03/21/11, Strike 5.64%	1,219,500
KRW	72,000,000,000	KRW Swaption Call, Expires 04/08/09, Strike 6.20%	2,926,800
KRW	90,000,000,000	KRW Swaption Call, Expires 04/27/09, Strike 5.42%	1,946,700
KRW	72,000,000,000	KRW Swaption Put, Expires 02/24/09, Strike 6.05%	185,040
KRW	50,000,000,000	KRW Swaption Put, Expires 03/21/11, Strike 5.64%	472,500
KRW	72,000,000,000	KRW Swaption Put, Expires 04/08/09, Strike 6.20%	145,440
KRW	90,000,000,000	KRW Swaption Put, Expires 04/27/09, Strike 5.42%	1,096,200
		Total Options on Interest Rate Swaps	12,771,704

		TOTAL OPTIONS PURCHASED (COST $34,129,819)	70,759,741

Shares	Description	Value ($)

	MUTUAL FUNDS — 6.7%

	United States — 6.7%

	Affiliated Issuers
5,731,296	GMO Short-Duration Collateral Fund	137,436,475
21,409	GMO Special Purpose Holding Fund (c) (g)	15,629
1,933,999	GMO World Opportunity Overlay Fund	51,463,709
	Total United States	188,915,813

	TOTAL MUTUAL FUNDS (COST $190,866,927)	188,915,813

Shares	Description	Value ($)

	RIGHTS AND WARRANTS — 0.7%

	Mexico — 0.0%
2,942,000	United Mexican States Value Recovery Rights, Series F, Expires 06/30/08 **	19,417

	Nigeria — 0.2%
25,000	Central Bank of Nigeria Warrants, Expires 11/15/20 **	5,750,000

	Uruguay — 0.0%
4,000,000	Banco Central Del Uruguay Value Recovery Rights, VRRB, Expires 01/02/21 **	—

	Venezuela — 0.5%
164,215	Republic of Venezuela Bond Warrants, Expires 04/15/20 **	5,788,332
262,360	Republic of Venezuela Recovery Warrants, Expires 04/15/20 **	9,247,797
	Total Venezuela	15,036,129

	TOTAL RIGHTS AND WARRANTS (COST $0)	20,805,546

Shares/Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 1.7%

	Money Market Funds — 0.8%
22,035,563	State Street Institutional Liquid Cash Reserves Fund-Institutional Class	22,035,563
	Other Short-Term Investments — 0.9%
5,000,000	U.S. Treasury Bill, 1.83%, due 08/14/08 (e) (h)	4,980,990
5,000,000	U.S. Treasury Bill, 2.13%, due 07/24/08 (e) (h)	4,983,988
16,500,000	U.S. Treasury Bill, 3.00%, due 06/19/08 (e) (h)	16,472,909
		26,437,887

	TOTAL SHORT-TERM INVESTMENTS (COST $48,479,074)	48,473,450

	TOTAL INVESTMENTS — 105.0% (Cost $2,892,353,838)	2,955,487,186

	Other Assets and Liabilities (net) — (5.0%)	(141,625,335)

	TOTAL NET ASSETS — 100.0%	$2,813,861,851

As of May 31, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$2,917,324,279	$249,066,287	$(210,903,380)	$38,162,907

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of these affiliated issuers during the period ended May 31, 2008 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO Short-Duration Collateral Fund	$140,673,840	$47,000,000	$50,000,000	$—	$—	$137,436,475

GMO Special Purpose Holding Fund	26,976	—	—	—	48,484	15,629

GMO World Opportunity Overlay Fund	49,665,090	—	—	—	—	51,463,709

Totals	$190,365,906	$47,000,000	$50,000,000	$—	$48,484	$188,915,813

A summary of outstanding financial instruments at May 31, 2008 is as follows:

Forward Currency Contracts

				Net Unrealized
				Appreciation
Settlement Date	Deliver/Receive	Units of Currency	Value	(Depreciation)

Buys

6/03/08	CHF	100,000,000	$95,946,270	$481,788

Sales

6/03/08	CHF	100,000,000	$95,946,270	$4,508,287
8/05/08	CHF	100,000,000	95,994,686	(483,702)
6/17/08	EUR	90,400,000	140,548,260	2,193,340
7/22/08	GBP	35,000,000	69,072,950	(63,450)
6/24/08	JPY	11,000,000,000	104,464,529	3,486,559

			$506,026,695	$9,641,034

Reverse Repurchase Agreements

Face Value		Description	Market Value
EUR	18,229,408	J.P. Morgan Chase Bank, 4.20%, dated 04/29/08, to be repurchased on demand at face value plus accrued interest.	$(18,346,699)

USD	18,635,813	J.P. Morgan Chase Bank, 2.55%, dated 04/30/08, to be repurchased on demand at face value plus accrued interest.	(18,674,094)

USD	28,724,857	J.P. Morgan Chase Bank, 2.65%, dated 04/30/08, to be repurchased on demand at face value plus accrued interest.	(28,786,177)

USD	52,502,722	Deutsche Bank, 2.55%, dated 05/05/08, to be repurchased on demand at face value plus accrued interest.	(52,591,977)

USD	15,554,917	J.P. Morgan Chase Bank, 2.50%, dated 05/06/08, to be repurchased on demand at face value plus accrued interest.	(15,580,841)

USD	56,599,583	Lehman Brothers, 3.00%, dated 05/13/08, to be repurchased on demand at face value plus accrued interest.	(56,675,049)

			$(190,654,837)

Average balance outstanding	$(302,613,317)
Average interest rate	0.81%
Maximum balance outstanding	$(563,557,754)
Average shares outstanding	279,731,194
Average balance per share outstanding	$(1.08)
Days outstanding	92

Average balance outstanding was calculated based on daily balances outstanding during the period that the Fund had entered into reverse repurchase agreements.

Written Options

Currency Options

Principal	Expiration
Amount	Date	Description		Premiums	Market Value
$45,000,000	12/09/2008	USD	BRL Call/USD Put Currency Option, Strike 2.14	$(590,625)	$(10,719,422)

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Annual Premium	Deliverable On Default	Market Value
2,000,000	USD	9/20/2008	UBS AG	Receive	9.20%	Dominican Republic	$85,391
18,000,000	USD	11/20/2008	Deutsche Bank AG	Receive	1.50%	Credit of Uttam Galva Steels Limited	50,785
500,000,000	RUB	11/20/2008	JP Morgan Chase Bank	Receive	0.75%	Red Square CDO	6,794
14,000,000	USD	12/20/2008	Deutsche Bank AG	(Pay)	0.79%	Korean Deposit Insurance Corporation	(47,852)
5,000,000	USD	3/20/2009	JP Morgan Chase Bank	Receive	2.85%	Republic of Peru	132,038
10,000,000	USD	3/20/2009	JP Morgan Chase Bank	Receive	4.30%	Republic of Philippines	346,559
10,000,000	USD	4/17/2009	Deutsche Bank AG	Receive	3.90%	Gazprom Loan Facility	320,258
10,000,000	USD	4/17/2009	Lehman Brothers	(Pay)	3.90%	Gazprom OAO	(320,258)
20,000,000	USD	4/20/2009	JP Morgan Chase Bank	(Pay)	0.43%	Republic of Brazil	(35,791)
100,000,000	USD	4/20/2009	JP Morgan Chase Bank	(Pay)	0.29%	United Mexican States	(124,175)
8,617,782	USD	6/6/2009	Deutsche Bank AG	Receive	1.85%	Deutsche Bank Loan to Ukrnafta	31,542
7,000,000	USD	8/5/2009	Deutsche Bank AG	Receive	4.85%	Government of Ukraine	353,108
10,000,000	USD	9/20/2009	JP Morgan Chase Bank	(Pay)	0.97%	Gazprom OAO	(28,634)
100,000,000	CHF	9/20/2009	Morgan Stanley	(Pay)	0.78%	Government of Ukraine	1,122,233
849,572,575	RUB	11/5/2009	Deutsche Bank AG	Receive	1.45%	Russia Post Office	(537,343)
10,000,000	USD	11/20/2009	JP Morgan Chase Bank	(Pay)	0.90%	United Mexican States	(88,203)
10,000,000	USD	11/20/2009	JP Morgan Chase Bank	(Pay)	0.88%	United Mexican States	(85,249)
25,000,000	USD	12/29/2009	Deutsche Bank AG	Receive	2.25%	Videocon Loan Facility	(1,475,510)
7,000,000	USD	2/5/2010	Deutsche Bank AG	Receive	4.85%	Government of Ukraine	420,212
12,000,000	USD	3/5/2010	Deutsche Bank AG	Receive	9.10%	Republic of Turkey	1,861,910
3,000,000	USD	3/29/2010	JP Morgan Chase Bank	Receive	4.70%	Arab Republic of Egypt	166,636
85,000,000	USD	6/20/2010	Deutsche Bank AG	(Pay)	2.10%	Reference security within CDX Index	(2,698,750)
36,000,000	USD	6/20/2010	Lehman Brothers	(Pay)	2.10%	Reference security within CDX Index	(1,143,000)

12,000,000	USD	6/20/2010	JP Morgan Chase Bank	(Pay)	4.00%	Republic of Argentina	(59,117)
12,000,000	USD	6/20/2010	JP Morgan Chase Bank	(Pay)	3.87%	Republic of Argentina	(22,648)
150,000,000	USD	6/20/2010	Deutsche Bank AG	(Pay)	1.47%	Republic of Brazil	(4,037,766)
10,000,000	USD	7/20/2010	Deutsche Bank AG	(Pay)	3.77%	Republic of Argentina	53,055
6,000,000	USD	7/20/2010	Deutsche Bank AG	(Pay)	3.80%	Republic of Argentina	27,670
140,000,000	USD	7/20/2010	UBS AG	(Pay)	0.89%	Republic of Turkey	1,147,757
5,000,000	USD	7/23/2010	Deutsche Bank AG	Receive	4.56%	Government of Ukraine	313,430
7,000,000	USD	8/5/2010	Deutsche Bank AG	Receive	4.90%	Government of Ukraine	486,854
3,000,000	USD	8/25/2010	Deutsche Bank AG	Receive	3.40%	Deutsche Bank Loan to Ukrtelekom	(25,652)
50,000,000	USD	9/20/2010	JP Morgan Chase Bank	(Pay)	0.97%	Gazprom OAO	86,355
35,000,000	USD	9/20/2010	JP Morgan Chase Bank	(Pay)	0.70%	Republic of Philippines	543,875
20,000,000	USD	10/18/2010	JP Morgan Chase Bank	Receive	2.00%	VTB Leasing	(421,138)
5,000,000	USD	10/25/2010	Deutsche Bank AG	Receive	4.60%	Government of Ukraine	274,264
10,000,000	USD	12/20/2010	JP Morgan Chase Bank	(Pay)	3.57%	Republic of Argentina	145,572
5,000,000	USD	12/20/2010	JP Morgan Chase Bank	(Pay)	3.43%	Republic of Argentina	91,942
5,000,000	USD	1/25/2011	Deutsche Bank AG	Receive	4.63%	Government of Ukraine	350,968
7,000,000	USD	2/7/2011	Deutsche Bank AG	Receive	4.95%	Government of Ukraine	545,332
5,000,000	USD	2/20/2011	Morgan Stanley	(Pay)	2.80%	Republic of Argentina	223,708
3,000,000	USD	2/25/2011	Deutsche Bank AG	Receive	3.50%	Deutsche Bank Loan to Ukrtelekom	(43,781)
8,000,000	USD	3/20/2011	Citigroup	(Pay)	3.70%	Republic of Iraq	219,308
8,000,000	USD	3/20/2011	UBS AG	(Pay)	3.55%	Republic of Iraq	150,260
5,000,000	USD	4/26/2011	Deutsche Bank AG	Receive	4.66%	Government of Ukraine	308,577
10,000,000	USD	6/20/2011	Deutsche Bank AG	(Pay)	1.89%	Islamic Republic of Pakistan	748,777
34,000,000	USD	6/20/2011	Deutsche Bank AG	(Pay)	1.35%	Reference security within CDX index	72,250
11,000,000	USD	6/20/2011	JP Morgan Chase Bank	(Pay)	1.35%	Reference security within CDX Index	23,375
5,000,000	USD	6/20/2011	Lehman Brothers	Receive	1.35%	Reference security within CDX index	(10,625)
20,000,000	USD	6/20/2011	Lehman Brothers	(Pay)	1.35%	Reference security within CDX index	42,500
10,000,000	USD	6/20/2011	Lehman Brothers	(Pay)	1.35%	Reference security within CDX index	21,250
11,000,000	USD	6/20/2011	Lehman Brothers	(Pay)	1.35%	Reference security within CDX Index	23,375
150,000,000	USD	6/20/2011	Deutsche Bank AG	Receive	1.86%	Republic of Brazil	6,680,133
9,000,000	USD	7/17/2011	UBS AG	Receive	5.05%	Government of Ukraine	805,754
5,000,000	USD	7/25/2011	Deutsche Bank AG	Receive	4.68%	Government of Ukraine	383,674

7,000,000	USD	8/5/2011	Deutsche Bank AG	Receive	5.00%	Government of Ukraine	600,626
20,000,000	USD	8/20/2011	Deutsche Bank AG	(Pay)	0.57%	United Mexican States	(30,465)
620,000,000	MXN	8/20/2011	Deutsche Bank AG	Receive	0.40%	United Mexican States	181,032
3,000,000	USD	8/25/2011	Deutsche Bank AG	Receive	3.60%	Deutsche Bank Loan to Ukrtelekom	(59,323)
7,000,000	USD	10/20/2011	JP Morgan Chase Bank	(Pay)	2.75%	Republic of Argentina	478,425
13,500,000	USD	10/20/2011	Lehman Brothers	(Pay)	5.02%	Republic of Ecuador	(81,735)
5,000,000	USD	10/25/2011	Deutsche Bank AG	Receive	4.70%	Government of Ukraine	336,986
19,000,000	USD	10/30/2011	Deutsche Bank AG	Receive	4.00%	Naftofaz Ukraine	(1,740,078)
8,000,000	USD	11/20/2011	JP Morgan Chase Bank	(Pay)	2.16%	Republic of Argentina	723,665
5,000,000	USD	12/20/2011	JP Morgan Chase Bank	(Pay)	0.66%	Petroleos Mexicanos	6,112
65,000,000	USD	12/20/2011	JP Morgan Chase Bank	(Pay)	1.40%	Reference security within CDX index	351,000
8,750,060	USD	12/20/2011	Deutsche Bank AG	Receive	1.60%	Stemcor UK Ltd.	78,451
19,000,000	EUR	1/20/2012	Deutsche Bank AG	(Pay)	0.42%	Republic of Kazakhstan	937,010
8,600,000,000	KZT	1/20/2012	Deutsche Bank AG	Receive	0.32%	Republic of Kazakhstan	(1,672,075)
25,000,000	USD	2/20/2012	JP Morgan Chase Bank	(Pay)	0.96%	Republic of Brazil	(285,832)
3,000,000	USD	2/25/2012	Deutsche Bank AG	Receive	3.68%	Deutsche Bank Loan to Ukrtelekom	(73,892)
19,000,000	USD	5/5/2012	Deutsche Bank AG	Receive	4.00%	Naftofaz Ukraine	(1,891,108)
120,000,000	USD	6/20/2012	Lehman Brothers	(Pay)	1.25%	Reference security within CDX index	1,545,000
50,000,000	USD	6/20/2012	Morgan Stanley	(Pay)	1.25%	Reference security within CDX index	643,750
10,000,000	USD	6/20/2012	Morgan Stanley	Receive	2.10%	Republic of Panama	505,361
5,000,000	USD	7/30/2012	JP Morgan Chase Bank	Receive	3.05%	Republic of Chile	561,106
5,000,000	USD	8/20/2012	Bear Stearns	Receive	3.50%	Republic of Jamaica	(42,027)
3,000,000	USD	8/28/2012	Deutsche Bank AG	Receive	3.75%	Deutsche Bank Loan to Ukrtelekom	(90,495)
10,000,000	USD	9/20/2012	JP Morgan Chase Bank	(Pay)	1.25%	Gazprom OAO	62,996
15,000,000	USD	9/20/2012	JP Morgan Chase Bank	(Pay)	1.15%	Republic of Peru	(270,227)
85,000,000	PEN	9/20/2012	JP Morgan Chase Bank	Receive	0.92%	Republic of Peru	470,499
10,000,000	USD	10/4/2012	JP Morgan Chase Bank	Receive	2.95%	Republic of Chile	1,060,342
4,000,000	USD	10/20/2012	UBS AG	(Pay)	4.13%	Petroleos de Venezuela	305,392
4,000,000	USD	10/20/2012	UBS AG	(Pay)	3.90%	Petroleos de Venezuela	336,289
75,000,000	USD	10/20/2012	JPMorgan Chase Bank	Receive	0.79%	Republic of Brazil	67,799
15,000,000	USD	10/20/2012	JP Morgan Chase Bank	Receive	0.80%	Republic of Brazil	18,678
20,000,000	USD	10/20/2012	JP Morgan Chase Bank	Receive	0.80%	Republic of Brazil	24,904

5,000,000	USD	11/5/2012	Deutsche Bank AG	Receive	6.50%	Republic of Jamaica	473,133
50,000,000	USD	12/20/2012	JP Morgan Chase Bank	(Pay)	1.75%	Reference security within CDX Index	56,250
15,000,000	USD	12/20/2012	Lehman Brothers	(Pay)	1.75%	Reference security within CDX Index	16,875
42,000,000	USD	12/20/2012	Morgan Stanley	(Pay)	1.20%	Reference security within CDX Index	(1,223,341)
210,000,000	USD	12/20/2012	Morgan Stanley	Receive	0.71%	Reference security within CDX Index	3,558,229
10,000,000	USD	1/9/2013	Deutsche Bank AG	Receive	8.25%	Republic of Turkey	2,720,885
10,000,000	USD	3/20/2013	Lehman Brothers	(Pay)	2.52%	Gazprom OAO	(481,176)
10,000,000	USD	3/20/2013	Lehman Brothers	Receive	2.50%	Transneft OAO	512,954
20,000,000	USD	3/20/2013	Deutsche Bank AG	(Pay)	1.48%	United Mexican States	(687,316)
22,000,000	EUR	6/20/2013	Deutsche Bank AG	(Pay)	5.79%	Republic of Argentina	(39,957)
14,000,000	USD	6/20/2013	JP Morgan Chase Bank	Receive	3.72%	Russia AG Bank	825,091
271,587,721	RUB	6/21/2013	Deutsche Bank AG	Receive	2.35%	VTB Leasing	(167,589)
9,010,367	EUR	6/24/2013	JP Morgan Chase Bank	Receive	1.37%	VTB Leasing	(867,862)
12,223,463	EUR	6/24/2013	JP Morgan Chase Bank	Receive	1.37%	VTB Leasing	(1,177,342)
130,000,000	USD	10/20/2013	Deutsche Bank AG	Receive	3.30%	Republic of Brazil	15,027,264
80,000,000	USD	10/20/2013	Deutsche Bank AG	Receive	4.05%	Republic of Brazil	12,131,170
13,500,000,000	JPY	10/20/2013	Deutsche Bank AG	(Pay)	3.20%	Republic of Brazil	(14,632,488)
8,100,000,000	JPY	10/20/2013	Deutsche Bank AG	(Pay)	3.95%	Republic of Brazil	(11,513,923)
10,000,000	USD	12/20/2013	Deutsche Bank AG	Receive	10.50%	Republic of Ecuador	2,459,015
10,000,000	USD	12/24/2013	JP Morgan Chase Bank	Receive	3.80%	Republic of Turkey	744,601
10,000,000	USD	1/20/2014	Citigroup	Receive	4.94%	Republic of Colombia	1,992,895
5,000,000	USD	3/20/2014	JP Morgan Chase Bank	Receive	4.90%	Republic of Colombia	963,451
10,000,000	USD	5/14/2014	Deutsche Bank AG	Receive	6.64%	Republic of Turkey	2,003,624
5,000,000	USD	5/19/2014	Deutsche Bank AG	Receive	6.42%	Republic of Turkey	943,378
7,000,000	USD	5/20/2014	JP Morgan Chase Bank	Receive	6.25%	Republic of Turkey	1,260,389
10,000,000	USD	6/16/2014	Deutsche Bank AG	Receive	6.22%	Republic of Turkey	2,062,471
2,000,000	USD	8/24/2014	Deutsche Bank AG	(Pay)	4.25%	Lebanese Republic	93,939
600,000,000	EUR	3/20/2015	Deutsche Bank AG	(Pay)	3.72%	Bolivarian Republic of Venezuela	74,118,443
800,000,000	USD	3/20/2015	Deutsche Bank AG	Receive	3.80%	Bolivarian Republic of Venezuela	(64,641,068)
412,500,000	USD	4/20/2015	Deutsche Bank AG	Receive	4.40%	Bolivarian Republic of Venezuela	(23,854,909)

300,000,000	EUR	4/20/2015	Deutsche Bank AG	(Pay)	4.32%	Bolivarian Republic of Venezuela	26,518,539
10,000,000	USD	4/20/2015	JP Morgan Chase Bank	Receive	4.65%	Republic of Colombia	1,952,024
15,000,000	USD	5/20/2015	Deutsche Bank AG	Receive	3.85%	Republic of Turkey	860,231
56,950,000,000	COP	11/20/2015	Citigroup	Receive	1.81%	Republic of Colombia	1,211,695
15,000,000	USD	2/20/2016	Citigroup	(Pay)	2.16%	Republic of Colombia	(786,594)
56,700,000,000	COP	2/20/2016	Citigroup	Receive	1.46%	Republic of Colombia	780,860
25,000,000	USD	4/20/2016	Citigroup	(Pay)	1.90%	Republic of Colombia	(794,629)
114,800,000,000	COP	4/20/2016	Citigroup	Receive	1.33%	Republic of Colombia	984,635
22,000,000	EUR	5/17/2016	Deutsche Bank AG	Receive	5.60%	Republic of Angola	54,200
22,000,000	USD	8/20/2016	JP Morgan Chase Bank	Receive	1.99%	Republic of Brazil	1,481,615
40,000,000	USD	8/20/2016	Lehman Brothers	Receive	1.98%	Republic of Brazil	2,679,920
20,000,000	USD	8/20/2016	Citigroup	(Pay)	2.15%	Republic of Colombia	(1,026,740)
97,680,000,000	COP	8/20/2016	Citigroup	Receive	1.51%	Republic of Colombia	1,474,565
20,000,000	USD	8/20/2016	Deutsche Bank AG	(Pay)	0.87%	United Mexican States	59,841
620,000,000	MXN	8/20/2016	Deutsche Bank AG	Receive	0.61%	United Mexican States	168,120
87,500,000	USD	2/20/2017	Deutsche Bank AG	Receive	2.43%	Bolivarian Republic of Venezuela	(15,068,776)
50,000,000	USD	3/20/2017	Lehman Brothers	Receive	1.41%	Republic of Brazil	1,256,511
2,500,000	USD	5/20/2017	Deutsche Bank AG	(Pay)	1.05%	Republic of Peru	3,782
32,000,000	PEN	5/20/2017	Deutsche Bank AG	Receive	0.79%	Republic of Peru	(13,421)
70,000,000	USD	7/20/2017	Lehman Brothers	Receive	3.15%	Bolivarian Republic of Venezuela	(10,295,887)
4,500,000	USD	7/20/2017	Bear Stearns	Receive	3.30%	Republic of Jamaica	(325,949)
15,000,000	USD	7/20/2017	Lehman Brothers	Receive	1.04%	Republic of Panama	(459,102)
70,000,000	USD	7/20/2017	Lehman Brothers	Receive	2.20%	Republic of Turkey	(3,401,658)
35,000,000	USD	7/20/2017	Lehman Brothers	Receive	2.26%	Republic of Turkey	(1,553,710)
35,000,000	USD	7/20/2017	UBS AG	Receive	2.26%	Republic of Turkey	(1,553,710)
8,000,000	USD	8/20/2017	JP Morgan Chase Bank	Receive	2.20%	Republic of Colombia	431,194
17,000,000	USD	9/20/2017	JP Morgan Chase Bank	Receive	1.74%	Republic of Philippines	(1,103,208)
30,000,000	USD	9/20/2017	JP Morgan Chase Bank	Receive	1.77%	Republic of Philippines	(1,894,461)
21,000,000	USD	10/20/2017	Deutsche Bank AG	Receive	1.78%	Vneshtorg Bank Bond & Loan	(1,001,312)
4,000,000	USD	11/20/2017	JP Morgan Chase Bank	Receive	4.85%	Bolivarian Republic of Venezuela	(269,903)
4,000,000	USD	11/20/2017	JP Morgan Chase Bank	Receive	4.90%	Bolivarian Republic of Venezuela	(258,727)
200,000,000	USD	11/20/2017	Lehman Brothers	Receive	0.62%	United States of Mexico	(5,611,840)
25,000,000	USD	1/20/2018	Deutsche Bank AG	Receive	1.50%	Republic of Brazil	840,502
12,000,000	USD	4/20/2018	Lehman Brothers	Receive	6.85%	Republic of Ecuador	936,207

11,500,000	USD	4/20/2018	Lehman Brothers	Receive	6.80%	Republic of Ecuador	857,859
30,000,000	USD	8/15/2031	Goldman Sachs	(Pay)	1.84%	United Mexican States	(2,673,372)
20,000,000	USD	8/15/2031	Goldman Sachs	(Pay)	1.89%	United Mexican States	(1,908,065)
			Premiums to (Pay) Receive			$(525,211)	$5,748,477

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Fixed Rate	Variable Rate	Market Value
3,400,000,000	MXN	10/24/2008	JP Morgan Chase Bank	Receive	7.95%	28-day TIIE	$(46,128)
963,499	USD	12/1/2008	Citigroup	(Pay)	7.10%	6 month LIBOR	(10,346)
244,800,000	PEN	4/21/2009	JP Morgan Chase Bank	(Pay)	0.81%	6 month LIBOR	4,213,861
20,000,000	USD	1/4/2010	JP Morgan Chase Bank	(Pay)	5.11%	6 month LIBOR	(522,464)
20,000,000	USD	1/4/2010	JP Morgan Chase Bank	Receive	5.62%	Floating USD rate	1,223,964
230,000,000	PEN	2/19/2010	JP Morgan Chase Bank	(Pay)	3.15%	6 month LIBOR	(2,560,212)
90,000,000,000	KRW	5/29/2010	Merrill Lynch	(Pay)	4.79%	3 month KRW LIBOR	987,682
900,000,000	TWD	5/23/2011	JP Morgan Chase Bank	(Pay)	2.49%	90 Day TWD-BA-TELERATE	209,600
2,500,000,000	TWD	6/12/2011	JP Morgan Chase Bank	(Pay)	2.35%	90 Day TWD-BA-TELERATE	929,526
3,000,000,000	TWD	7/5/2011	JP Morgan Chase Bank	(Pay)	2.32%	90 Day TWD-BA-TELERATE	1,270,179
2,500,000,000	TWD	8/1/2011	JP Morgan Chase Bank	(Pay)	2.29%	90 Day TWD-BA-TELERATE	1,170,525
4,500,000,000	TWD	9/26/2011	JP Morgan Chase Bank	(Pay)	2.09%	90 Day TWD-BA-TELERATE	3,228,953
2,947,173	USD	12/1/2011	Citigroup	(Pay)	6.32%	6 month LIBOR	(237,660)
51,000,000	BRL	1/2/2013	JP Morgan Chase Bank	Receive	13.80%	Floating Rate CDI	22,139
36,000,000,000	KRW	3/16/2014	Deutsche Bank AG	(Pay)	4.80%	Korean bond rate for 91 day certificates of deposit	268,732
36,000,000,000	KRW	3/16/2014	Deutsche Bank AG	(Pay)	5.03%	Korean bond rate for 91 day certificates of deposit	605,936
244,800,000	PEN	4/21/2014	JP Morgan Chase Bank	Receive	5.03%	6 month LIBOR	(3,366,573)
230,000,000	PEN	2/19/2015	JP Morgan Chase Bank	Receive	5.70%	6 month LIBOR	5,113,006
1,400,000,000	TWD	11/24/2016	JP Morgan Chase Bank	(Pay)	2.15%	90 Day TWD-BA-TELERATE	3,207,067
87,500,000	USD	2/14/2017	Deutsche Bank AG	Receive	5.31%	3 month LIBOR	6,445,071
100,000,000	USD	8/1/2017	JP Morgan Chase Bank	Receive	4.08%	3 month LIBOR	(4,251,756)
20,000,000	SGD	10/25/2017	JP Morgan Chase Bank	(Pay)	3.20%	6 month SOR	633,579
20,000,000	SGD	10/30/2017	JP Morgan Chase Bank	(Pay)	3.20%	6 month SOR	640,413
40,000,000	SGD	1/17/2018	JPMorgan Chase Bank	(Pay)	3.00%	6 month SOR	1,857,182

75,000,000	USD	5/8/2018	Deutsche Bank AG	Receive	4.44%	3 month LIBOR	(1,529,104)
25,000,000	USD	12/2/2023	JP Morgan Chase Bank	Receive	5.34%	3 month LIBOR	1,192,614
70,000,000	EUR	9/4/2026	JP Morgan Chase Bank	(Pay)	4.28%	6 month EUR LIBOR	8,470,792
100,000,000	USD	7/20/2027	JP Morgan Chase Bank	Receive	5.87%	3 month LIBOR	10,320,625
			Premiums to (Pay) Receive			$(5,382,619)	$39,487,203

Total Return Swaps

Notional		Expiration				Market
Amount		Date	Counterparty	Pay	Receive	Value
10,000,000	USD	7/2/2008	JP Morgan Chase Bank	2 month LIBOR + 0.75%	Return of Venezuela 2023 Bonds	$87,703
4,000,000	USD	7/7/2008	JP Morgan Chase Bank	2 month LIBOR + 0.75%	Return of Venezuela 2023 Bonds	41,349
7,000,000	USD	7/8/2008	JP Morgan Chase Bank	2 month LIBOR + 0.75%	Return of Venezuela 2023 Bonds	70,155
5,000,000	USD	7/9/2008	JP Morgan Chase Bank	2 month LIBOR + 0.75%	Return of Venezuela 2023 Bonds	36,398
20,000,000	USD	7/9/2008	JP Morgan Chase Bank	2 month LIBOR + 0.75%	Return of Venezuela 2028 Bonds	193,774
10,000,000	USD	7/9/2008	JP Morgan Chase Bank	2 month LIBOR + 0.75%	Return of Venezuela 2028 Bonds	98,927
15,000,000	USD	7/11/2008	JP Morgan Chase Bank	2 month LIBOR + 0.75%	Return of Venezuela 2023 Bonds	97,739
30,000,000	USD	7/14/2008	JP Morgan Chase Bank	2 month LIBOR + 0.75%	Return of Venezuela 2023 Bonds	1,798,163
10,000,000	USD	7/14/2008	JP Morgan Chase Bank	2 month LIBOR + 0.75%	Return of Venezuela 2023 Bonds	425,868
60,000,000	USD	1/7/2009	JP Morgan Chase Bank	3 month LIBOR - 0.45%	EMBI † Total Return	599,170
100,000,000	USD	4/10/2009	JP Morgan Chase Bank	3 month LIBOR - 0.20%	EMBI † Total Return	(434,633)
27,967,218	USD	12/19/2011	JP Morgan Chase Bank	CER Index + 3.59%	3 month LIBOR	(1,567,313)
45,335,905	USD	12/19/2011	JP Morgan Chase Bank	CER Index + 1.24%	3 month LIBOR	272,165
27,967,218	USD	12/19/2011	JPMorgan Chase Bank	3 month LIBOR + 0.35%	Return on Prestamos Garatizados	(2,149,385)
45,797,706	USD	12/19/2011	JP Morgan Chase Bank	3 month LIBOR + 0.35%	Return on Prestamos Garatizados	(7,858,424)
300,000,000	RUB	3/26/2017	Morgan Stanley	3 month LIBOR + 0.25%	Return on Sukhoi	1,122,397
			Premiums to (Pay) Receive		$(1,780,589)	$(7,165,947)

Variance Swaps

Notional		Expiration				Market
Amount		Date	Counterparty	Pay	Receive	Value
210,000	USD	11/13/2008	JP Morgan Chase Bank	Per Vega on USD/PEN the realized variance above 6.5%	Per Vega on USD/PEN the realized variance below 6.5%	$(1,042,293)
105,000	USD	11/19/2008	JP Morgan Chase Bank	Per Vega on USD/PEN the realized variance above 7.0%	Per Vega on USD/PEN the realized variance below 7.0%	(458,202)
105,000	USD	11/28/2008	JP Morgan Chase Bank	Per Vega on USD/PEN the realized variance above 7.5%	Per Vega on USD/PEN the realized variance below 7.5%	(411,390)
			Premiums to (Pay) Receive		$—	$(1,911,885)

As of May 31, 2008, for the futures and/or swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

BPI - Indemnification payment bonds

CBO - Collateralized Bond Obligation

CDI - Certificado de Depósito Interbancário

CER- Coeficiente de Estabilización de Referencia

DCB - Debt Conversion Bond

EMBI - Emerging Markets Bond Index

EMTN - Euromarket Medium Term Note

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FLIRB - Front Loaded Interest Reduction Bond

GDP - Gross Domestic Product

GMTN - Global Medium Term Note

LIBOR - London Interbank Offered Rate

PDI - Past Due Interest

PIK - Payment In Kind

SOR - Swap Offer Rate

TIIE - Interbank Equilibrium Interest Rate

Variable, step up and step down rates – The rates shown on variable, step up and step down rate notes are the current interest rates at May 31, 2008, which are subject to change based on the terms of the security, including varying reset dates.

VRRB - Variable Rate Reduction Bond

XL - Insured as to the payment of principal and interest by XL Capital Assurance.

*	Non-performing. Borrower not currently paying interest.
**	Non-income producing security.
(a)	Security is in default.
(b)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.
(c)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(d)	All or a portion of this security has been segregated to cover collateral requirements on reverse repurchase agreements.
(e)	All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts and/or collateral on open swap contracts.
(f)	Past due maturity payment.
(g)	Underlying investment represents interests in defaulted securities.
(h)	Rate shown represents yield-to-maturity.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material.

Fixed income securities held by the Fund or the underlying funds are typically valued pursuant to prices supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager, at its discretion, may override a price supplied by a primary source by using a price provided by another source if such action is deemed appropriate. The prices provided by such primary pricing sources may differ from the value that would be realized if the securities were sold and the differences could be material.

Certain securities held by the Fund or the underlying funds are valued on the basis of a price provided by a single source. The prices provided may differ from the value that would be realized if the securities were sold and the differences could be material.  As of May 31, 2008, the total value of these securities represented 33.38% of net assets.

The Fund directly and indirectly (through underlying funds) invests in securities with contractual cash flows, such as asset-backed securities, collateralized mortgage obligations and commercial mortgage backed securities, including securities backed by subprime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate values, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the securities’ market values and changes in interest rates.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that may not be active or for which all significant inputs are observable, either directly or indirectly (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2008 in valuing the Fund’s investments carried at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$16,021,772	$—
Level 2 - Other Significant Observable Inputs	2,814,975,740	259,819,039
Level 3 - Significant Unobservable Inputs	124,489,674	1,496,129
Total	$2,955,487,186	$261,315,168

*Other financial instruments include foreign currency, forward currency contracts and swap agreements.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 - Quoted Prices	$—	$—
Level 2 - Other Significant Observable Inputs	(190,654,837)	(210,956,234)
Level 3 - Significant Unobservable Inputs	—	(13,487,007)
Total	$(190,654,837)	$(224,443,241)

** Other financial instruments include forward currency contracts, swap agreements and written options.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments ***

Balance as of March 1, 2008	$139,080,487	$(5,866,346)
Accrued discounts/premiums	274,374	—
Realized gain (loss)	(21,413)	—
Realized gain distributions received	37,043	—
Realized gain distributions paid	(48,484)
Change in unrealized appreciation/depreciation	(8,263,593)	(6,124,532)
Net purchases (sales)	(6,568,740)	—
Net transfers in and/or out of Level 3	—	—
Balance as of May 31, 2008	$124,489,674	$(11,990,878)

***Other financial instruments include swap agreements.

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date.  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss.  Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss.  These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Schedule of Investments.  In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund.

Futures contracts

The Fund may purchase and sell futures contracts.  Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options

The Fund may write call and put options. Writing options increases the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder.  When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options which expire are treated as realized gains.  Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option.  In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option.  There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

For the period ended May 31, 2008, the Fund’s investment activity in written options contracts was as follows:

	Puts		Calls
	Principal Amount		Principal Amount
	of Contracts	Premiums	of Contracts	Premiums

Outstanding, beginning of period	$—	$—	$(115,000,000)	$(2,060,625)
Options written	—	—	—	—
Options exercised	—	—	70,000,000	1,470,000
Options expired	—	—	—	—
Options sold	—	—	—	—
Outstanding, end of period	$—	$—	$(45,000,000)	$(590,625)

The Fund may also purchase put and call options.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option.  Premiums paid for purchasing options which expire are treated as realized losses.  Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options.  Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Loan agreements

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates.  The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.  A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders.  The agent administers the terms of the loan, as specified in the loan agreement.  When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower.  The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower.  As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement.  When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

Indexed securities

The Fund may invest in indexed securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic.  The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities.  Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate.  In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers (i.e., to reduce risk where a party owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.  Variance swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the annualized realized variance of returns on the underlying price and a fixed quantity, also known as the variance strike, over a period of time.  In connection with these agreements, cash or securities may be set aside as collateral by the Fund’s custodian or brokers in accordance with the terms of the swap agreement. The Fund earns or pays interest on cash set aside as collateral.

Swaps are marked to market daily using models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made on swap contracts are recorded as realized gain or loss. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements with banks and broker-dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price.  In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. government securities or other assets equal in value to its obligations in respect of reverse repurchase agreements.  Reverse repurchase agreements involve the risk that the market value of the securities the Fund has sold under the agreement may decline below the price at which the Fund is obligated to repurchase under the agreement. The market value of the securities the Fund has sold is determined daily and any additional required collateral is allocated to or sent by the Fund on the next business day.  As of May 31, 2008, the Fund had entered into reverse repurchase agreements, plus accrued interest, amounting to $190,654,837, collateralized by securities with a market value, plus accrued interest, of $199,370,571. The reverse repurchase agreements were with the counterparties with the Fund having no more than $81,144,995 outstanding with any one counterparty.

Delayed delivery commitments

The Fund may purchase or sell securities on a when-issued or forward commitment basis.  Payment and delivery may take place a month or more after the date of the transaction.  The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated.  Collateral consisting of liquid securities or cash and cash equivalents is maintained with the custodian in an amount at least equal to these commitments.

Currency Abbreviations:

ARS - Argentine Peso

BRL - Brazilian Real

CHF - Swiss Franc

COP - Colombia Pesos

DEM - German Mark

EUR – Euro

FIM - Finnish Markka

FRF - French Franc

GBP - British Pound

JPY - Japanese Yen

KRW - South Korean Won

KZT – Kazakhstan Tenge

MXN - Mexican Peso

MYR - Malaysian Ringgit

PEN – Peruvian Sol

RUB - Russian Ruble

SGD – Singapore Dollar

TRY – Turkish Lira

TWD - Taiwan Dollar

USD - United States Dollar

ZAR - South African Rand

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2008 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 81.2%

	Argentina — 0.4%
352,080	Petrobras Energia Participaciones SA Sponsored ADR	4,798,850
776,370	Tenaris SA ADR	47,591,481
	Total Argentina	52,390,331

	Brazil — 8.5%
861,388	Aes Tiete SA	10,380,083
540,400	B2W Companhia Global do Varejo	23,400,167
1,106,960	Banco do Brasil SA	22,146,006
526,500	Bovespa Holding SA	8,675,192
1,721,702	Companhia Saneamento Basico Sao Paulo	48,639,537
1,886,216	Companhia Siderurgica Nacional SA	91,962,452
2,537,200	Companhia Vale do Rio Doce	102,189,961
3,340,790	Companhia Vale do Rio Doce ADR	132,896,626
1,747,230	Companhia Vale do Rio Doce Sponsored ADR	57,536,284
608,200	Cyrela Brazil Realty SA	10,200,858
1,320,792	Electrobras (Centro)	23,947,222
523,700	Iguatemi Empresa de Shopping	7,469,929
300,200	Perdigao SA	9,817,177
2,767,700	Petroleo Brasileiro SA (Petrobras)	97,673,520
4,277,560	Petroleo Brasileiro SA (Petrobras) ADR	301,567,980
835,404	Souza Cruz SA	25,747,804
561,700	Tele Norte Leste Participacoes SA	17,923,289
704,820	Unibanco-Uniao de Bancos Brasileiros SA GDR	110,565,114
694,550	Usinas Siderurgicas de Minas Gerais SA	37,791,377
	Total Brazil	1,140,530,578

	Chile — 0.2%
96,380	AFP Provida SA Sponsored ADR	3,066,812
294,260	Banco Santander Chile SA ADR	15,301,520
71,270	Compania Cervecerias Unidas ADR	2,532,936
44,220	Embotelladora Andina SA ADR A Shares	705,309
35,460	Embotelladora Andina SA ADR B Shares	631,188
180,730	Sociedad Quimica y Minera de Chile SA Sponsored ADR	6,152,049
	Total Chile	28,389,814

	China — 7.6%
17,309,990	Advanced Semiconductor Manufacturing Co Class H *	533,236
2,862,000	Ajisen China Holdings Ltd	3,486,594
12,640,000	Aluminum Corp of China Ltd	22,121,903
1,300,000	Anhui Conch Cement Co Ltd Class H *	11,680,426
74,810	Baidu.com Inc Sponsored ADR *	25,813,939
30,182,000	Bank of China Ltd Class H	15,424,190
5,797,000	Belle International Holdings Ltd	7,276,056
11,304,000	BOC Hong Kong Holdings Ltd	28,936,525
12,184,000	China Communication Services Corp Ltd Class H	11,218,510
13,319,000	China Merchants Bank Co Ltd Class H	47,702,565
4,356,000	China Merchants Holdings International Co Ltd	18,827,550
8,464,442	China Mobile Ltd	124,529,655
375,649	China Mobile Ltd Sponsored ADR	27,719,140
57,451,351	China Petroleum & Chemical Corp Class H	58,029,995
3,684,000	China Shipping Development Co Ltd Class H	12,530,812
123,230	China Telecom Corp Ltd ADR (a)	8,954,754

Shares	Description	Value ($)

	China — continued
45,700,700	China Telecom Corp Ltd Class H	33,204,291
19,008,000	China Ting Group Holding Ltd	3,363,953
33,976,000	China Travel International Investment Hong Kong Ltd	13,696,370
30,952,000	CNOOC Ltd	54,802,876
16,594,000	CNPC Hong Kong Ltd	8,724,507
25,376,416	Denway Motors Ltd	11,895,591
2,025,000	Dongfang Electrical Machinery Co Ltd	7,018,723
331,670	Focus Media Holding Ltd ADR * (a)	13,362,984
9,597,136	GOME Electrical Appliances Holdings Ltd	5,853,787
13,672,000	Huaneng Power International Inc Class H	11,573,696
27,926,000	Industrial and Commercial Bank of China Ltd Class H	20,916,856
4,226,000	Jiangxi Copper Co Ltd Class H	9,729,239
38,781,000	Maoye International Holdings *	15,107,093
571,700	New Oriental Education & Technology Group Inc Sponsored ADR *	37,589,275
3,430,100	Parkson Retail Group Ltd	29,486,931
6,356,172	Peace Mark Holdings Ltd	7,345,366
790,590	Perfect World Co Ltd ADR *	21,322,212
107,797,101	PetroChina Co Ltd Class H	153,704,005
33,832,789	Pico Far East Holdings Ltd	5,472,537
9,513,000	Shandong Weigao Group Medical Polymer Co Ltd Class H	15,634,482
10,906,344	Shanghai Industrial Holdings Ltd	40,398,712
12,455,500	Sinofert Holdings Ltd	9,591,209
19,264,000	Sinopec Shanghai Petrochemical Co Ltd Class H	7,826,656
195,960	Suntech Power Holdings Co Ltd ADR * (a)	8,336,138
4,966,000	Tencent Holdings Ltd	41,931,611
5,340,000	Tianjin Development Holdings Ltd	3,943,261
6,440,000	Zhuzhou CSR Times Electric Co Ltd Class H	6,421,020
	Total China	1,023,039,231

	Czech Republic — 0.6%
482,260	CEZ AS	39,842,012
82,330	ECM Real Estate Investments AG *	4,017,462
55,990	Komercni Banka AS	14,552,467
73,600	Pegas Nonwovens SA	2,141,634
253,970	Telefonica 02 Czech Republic AS	7,995,892
481,270	Unipetrol *	8,081,769
81,520	Zentiva NV	5,238,960
	Total Czech Republic	81,870,196

	Egypt — 0.6%
205,830	Alexandria Mineral Oils Co	2,896,339
578,840	Commercial International Bank	9,214,873
172,670	Egyptian Co for Mobile Services	5,914,581
1,010,950	Egyptian Financial Group-Hermes Holding	10,032,273
13,620	EL Ezz Aldekhela Steel Alexa Co	3,859,604
631,970	El Ezz Steel Rebars SAE	9,913,568
252,260	ElSwedy Cables Holding Co *	6,539,754
378,100	Orascom Telecom Holding SAE	5,496,107
2,069,780	Sidi Kerir Petrochemicals Co	8,439,825
1,060,895	South Valley Cement *	6,726,699
4,426,130	Telecom Egypt	14,746,566
	Total Egypt	83,780,189

Shares	Description	Value ($)

	Hungary — 1.8%
3,026,490	Magyar Telekom Nyrt	14,905,241
593,230	MOL Magyar Olaj es Gazipari Nyrt (New Shares) *	89,306,623
2,463,700	OTP Bank Nyrt *	111,095,939
134,080	Richter Gedeon Nyrt	29,501,277
	Total Hungary	244,809,080

	India — 1.9%
51,800	BF Utilities Ltd *	2,245,212
521,411	Bombay Dyeing & Manufacturing Co Ltd	10,901,438
11,896,352	CBAY Systems Holdings Ltd * (b)	16,731,493
5,948,177	CBAY Systems Ltd * (c) (d)	59,482
6,953,329	Centurion Bank of Punjab Ltd *	7,360,767
3,000	Cipla Ltd (Shares Under Objection) (d)	1
878,250	Emco Ltd	3,525,449
1,642,000	GAIL India Ltd	15,439,391
741,979	Gammon India Ltd	7,145,886
321,462	Gitanjali Gems Ltd	2,236,771
200	HCL Infosystems Ltd (Shares Under Objection) (d)	—
186,400	Infosys Technologies Ltd	8,657,663
1,500	ITC Ltd (Shares Under Objection) (d)	—
1,513,568	IVRCL Infrastructures & Projects Ltd	14,832,186
1,219,447	Jindal Steel & Power Ltd	66,964,481
123,850	Madhucon Projects Ltd	1,355,388
87	Mahindra Lifespace Developers Ltd	1,289
2,205,903	PTC India Ltd	4,588,523
900	Reliance Energy Ltd (Shares Under Objection) (d)	—
88,438	Reliance Industries Ltd	5,002,893
7,133	Reliance Industries Ltd (Shares Under Objection) * (d)	2
416,976	Rural Electrification Corp Ltd *	1,050,911
2,524,865	Satyam Computer Services Ltd	31,280,131
1,878,500	Sintex Industries Ltd	18,379,588
5,684,460	Tasc Pharmaceuticals Ltd *	2,771,668
1,068,024	Tata Consultancy Services Ltd	26,096,942
600	Wockhardt Ltd	4,200
	Total India	246,631,755

	Indonesia — 1.2%
12,419,000	Astra International Tbk PT	28,010,899
184,360,000	Bakrie & Brothers Tbk PT *	10,493,558
93,288,500	Bumi Resources Tbk PT	80,642,265
7,546,000	International Nickel Indonesia Tbk PT	4,943,290
54,469,100	Matahari Putra Prima Tbk PT	3,096,944
7,185,500	Tambang Batubara Bukit Asam Tbk PT	11,262,297
18,392,500	Telekomunikasi Indonesia Tbk PT	15,964,114
75,674,500	Truba Alam Manunggal Engineering Tbk PT *	6,907,139
	Total Indonesia	161,320,506

	Israel — 1.1%
9,229,940	Bank Hapoalim BM	47,240,498
8,766,880	Bank Leumi Le	48,187,760
1,314,890	Israel Chemicals Ltd	30,348,257
2,900	Teva Pharmaceutical Industries Ltd	133,103

Shares	Description	Value ($)

	Israel — continued
317,650	Teva Pharmaceutical Industries Ltd Sponsored ADR	14,526,135
	Total Israel	140,435,753

	Lebanon — 0.0%
8,700	Banque Libanaise pour le Commerce Sal * (d)	35,695

	Malaysia — 2.1%
9,389,000	Berjaya Sports Toto Berhad	14,921,555
7,244,800	Genting Berhad	13,744,996
10,947,000	IOI Corp Berhad	25,175,397
15,365,184	KNM Group Berhad	32,964,959
27,516,800	Resorts World Berhad	27,682,410
50,640,329	RHB Capital Berhad	78,933,268
8,783,700	Shangri-La Hotels Berhad	6,126,902
14,890,400	Sunway City Berhad	14,241,013
3,650,268	Tanjong Plc	18,243,454
14,611,600	UMW Holdings Berhad	29,526,707
18,444,532	WCT Engineering Berhad	18,566,926
	Total Malaysia	280,127,587

	Mexico — 0.8%
625,200	Alfa SA de CV Class A	4,615,831
403,830	America Movil SAB de CV Class L ADR	24,136,919
15,425,343	Cemex SA de CV CPO *	43,870,831
663,140	Cemex SA de CV Sponsored CPO ADR *	18,859,702
131,310	Fomento Economico Mexicano Sponsored ADR	6,178,135
2,446,511	Grupo Cementos de Chihuahua SA de CV	12,564,811
	Total Mexico	110,226,229

	Morocco — 0.1%
5,080	Compagnie Generale Immobiliere	1,700,658
4,510	Lafarge Ciments	1,339,226
529,250	Maroc Telecom	14,130,667
4,050	ONA SA	1,016,104
	Total Morocco	18,186,655

	Pakistan — 0.7%
3,119,750	Arif Habib Securities Ltd *	7,133,530
3,139,030	Bank of Punjab *	1,755,131
11,813,310	Hub Power Co Ltd	5,608,615
3,252,720	MCB Bank Ltd	13,378,332
7,896,010	National Bank of Pakistan	18,677,166
6,353,910	Oil & Gas Development Co Ltd	11,826,341
1,728,870	Pakistan Oilfields Ltd	9,554,715
3,421,290	Pakistan Petroleum Ltd	12,776,197
1,744,070	Pakistan State Oil Co Ltd	11,531,209
30	Pakistan Telecommunication Co Ltd	18
3,073,280	United Bank Ltd	4,674,484
	Total Pakistan	96,915,738

	Peru — 0.1%
49,870	Compania de Minas Buenaventura SA ADR	3,281,446

Shares	Description	Value ($)

	Peru — continued
391,320	Minsur SA	1,237,245
51,480	Southern Copper Corp (a)	5,674,640
	Total Peru	10,193,331

	Philippines — 1.0%
74	Bank of the Philippine Islands	90
707,472,942	Filinvest Land Inc *	15,216,367
4,914,000	First Gen Corp	3,932,671
5,808,423	First Philippine Holdings	4,380,611
827,704,087	Megaworld Corp	37,144,084
562,246	Philippine Long Distance Telephone Co	33,667,251
8,160	Philippine Long Distance Telephone Co Sponsored ADR	492,782
11,567,600	PNOC Energy Development Corp	1,482,048
132,173,510	Robinsons Land Corp	31,764,527
	Total Philippines	128,080,431

	Poland — 0.2%
1,443,220	Polski Koncern Naftowy Orlen SA *	26,634,008

	Russia — 10.0%
1,351,820	Aeroflot - Russian Airlines	5,453,619
1,026,900	Cherepovets MK Severstal GDR (Registered Shares)	27,007,470
638,390	CTC Media Inc *	17,670,635
109,400	Evraz Group SA GDR	12,827,150
5,281,873	Gazprom Neft	39,443,441
403,900	Gazprom Neft Sponsored ADR	14,972,573
1,675,400	JSC Mining & Smelting Co ADR	49,005,450
685	Lukoil GDR	303,455
1,434,750	Lukoil Sponsored ADR	159,064,563
427,920	Mobile Telesystems Sponsored ADR	37,485,792
9,086,600	OAO Gazprom Sponsored GDR *	548,830,640
1,138,389	OAO Mechel ADR *	65,593,974
2,582,600	OAO Rosneft Oil Co GDR *	31,378,590
218,600	OAO Tatneft Sponsored GDR (Registered Shares)	34,593,450
767,900	PIK Group GDR (Registered Shares) *	24,035,270
135,000	Russia Petroleum * (d)	1,485,000
51,390,640	Sberbank RF	186,013,561
614,660	Vimpel-Communications Sponsored ADR (a)	21,679,058
290,770	Wimm-Bill-Dann Foods ADR * (a)	36,369,512
599,988	X5 Retail Group NV GDR (Registered Shares) *	22,199,556
	Total Russia	1,335,412,759

	South Africa — 3.5%
1,915,475	Absa Group Ltd	21,516,403
1,943,360	African Bank Investments Ltd	6,249,067
848,500	ArcelorMittal South Africa Ltd	27,830,543
1,959,893	Aveng Ltd	16,777,256
1,078,326	Bidvest Group Ltd	15,199,504
889,700	Eqstra Holdings Ltd *	1,578,467
21,463,000	FirstRand Ltd	41,414,416
1,009,100	Impala Platinum Holdings Ltd	43,089,820
1,201,600	Imperial Holdings Ltd *	8,359,823

Shares	Description	Value ($)

	South Africa — continued
1,378,800	JD Group Ltd	5,429,746
939,700	MTN Group Ltd	18,788,616
4,306,380	Murray & Roberts Holdings Ltd	49,724,859
1,682,700	Reunert Ltd	12,269,419
12,892,471	Sanlam Ltd	32,652,511
1,123,700	Sasol Ltd	70,353,920
3,956,726	Standard Bank Group Ltd	43,204,531
9,949,100	Steinhoff International Holdings Ltd	25,571,446
1,015,348	Tiger Brands Ltd	20,924,182
	Total South Africa	460,934,529

	South Korea — 15.2%
4,403,499	Biomass Korea Co Ltd * (b)	3,765,271
182,425	Boryung Pharmaceutical Co Ltd (b)	8,852,378
26,190	CJ CheilJedang Corp *	6,779,695
577,880	Daehan Pulp Co Ltd * (b)	1,802,858
11,565	Daesun Shipbuilding	1,950,176
116,296	DC Chemical Co Ltd	44,400,061
501,263	Dongbu Insurance Co Ltd	20,527,714
434,390	Dongkuk Steel Mill Co Ltd	19,775,805
1,413,948	EnE System Inc * (b)	7,069,474
309,950	GS Holdings Corp	14,452,792
997,729	Hana Financial Group Inc	41,667,261
545,175	Hanjin Heavy Industries & Construction Co Ltd	27,931,994
441,644	Hanjin Heavy Industries & Construction Holdings Co Ltd *	12,827,542
486,290	Hanjin Shipping	22,181,696
1,159,232	Hanwha Corp	47,066,560
185,114	Honam Petrochemical Corp	15,861,330
434,226	Hyundai Engineering & Construction	37,086,483
25,640	Hyundai Heavy Industries	9,347,123
1,004,360	Hyundai Marine & Fire Insurance Co Ltd	23,226,382
134,501	Hyundai Mipo Dockyard	31,513,425
650,480	Hyundai Mobis	57,972,707
940,910	Hyundai Motor Co	76,753,756
508,500	Hyundai Steel Co	40,875,124
253,970	Hyunjin Materials Co Ltd	10,994,281
4,484,160	In the F Co Ltd * (b)	10,426,461
1,377,730	Industrial Bank of Korea	24,822,611
160,296	JVM Co Ltd	6,461,750
29,000	KCC Corp	14,069,620
1,615,010	Kookmin Bank	100,591,654
40,200	Kookmin Bank ADR	2,510,490
2,336,650	Korea Exchange Bank	34,836,546
268,433	Korea Gas Corp	20,569,668
88,186	Korea Iron & Steel Co Ltd	7,794,710
73,460	Korea Line Corp	14,563,141
11,353,300	Korea Real Estate *	18,140,811
151,649	Korea Zinc Co Ltd	19,370,617
167,744	Korean Air Lines Co Ltd	8,556,632
789,130	KT Corp	35,449,449
313,740	KT Corp ADR	7,093,661
1,251,608	KT&G Corp	108,645,637
566,000	KT&G Corp GDR 144A	24,451,200

Shares	Description	Value ($)

	South Korea — continued
520,140	LG Corp	40,675,830
1,324,330	LG Display Co Ltd	58,452,001
470,110	LG Electronics Inc	65,314,491
433,349	Maeil Dairy Industry	8,054,595
142,680	MegaStudy Co Ltd	49,640,924
203,150	NHN Corp *	42,072,583
183,129	POSCO	100,090,853
76,000	POSCO ADR	10,385,400
794,190	Pumyang Construction Co Ltd (b)	14,343,265
147,170	S-Oil Corp	10,567,823
422,191	Samsung Electronics Co Ltd	303,900,558
258,046	Samsung Fire & Marine Insurance Co Ltd	56,015,848
1,441,325	Shinhan Financial Group Co Ltd	72,231,386
54,000	Shinsegae Co Ltd	31,364,471
149,330	SK Corp	23,493,991
163,168	SK Energy Co Ltd	20,301,809
400	SK Telecom Co Ltd	79,264
616,500	SK Telecom Co Ltd ADR	14,006,880
363,307	Taewoong Co Ltd	39,697,226
112,260	Taihan Electric Wire Co Ltd	4,963,049
1,660,280	Woori Finance Holdings Co Ltd	31,203,861
	Total South Korea	2,039,892,654

	Sri Lanka — 0.0%
208,500	Lanka Walltile Ltd	172,258

	Taiwan — 14.0%
22,346,250	Asustek Computer Inc	64,502,985
35,436,000	AU Optronics Corp	67,929,374
7,959,000	Cathay Financial Holding Co Ltd	20,360,898
40,268,000	Chi Mei Optoelectronics Corp	54,962,734
50,658,000	China Bills Finance Corp *	13,719,250
67,270,840	China Development Financial Holding Corp	28,672,530
52,000,079	China Steel Corp	88,958,756
383,778	China Steel Corp Sponsored GDR	13,432,230
56,145,387	Chinatrust Financial Holding Co Ltd *	57,307,742
31,848,610	Chunghwa Telecom Co Ltd	79,191,702
847,231	Chunghwa Telecom Co Ltd ADR	20,985,912
24,812,548	Compal Electronics Inc	27,598,308
4,341,776	D-Link Corp	7,210,716
3,487,855	Delta Electronics Inc	9,966,028
2,487,596	DFI Inc	6,068,075
10,569,806	Dimerco Express Taiwan Corp (b)	13,362,276
8,549,040	Far Eastern Department Stores Ltd	12,866,049
23,539,162	Far Eastern Textile Co Ltd	36,658,826
13,359,500	Far Eastone Telecommunications Co Ltd	23,207,265
28,912,000	First Financial Holding Co Ltd	34,310,676
24,857,208	Formosa Chemicals & Fibre Co	59,280,705
2,212,044	Formosa Petrochemical Corp	6,331,559
19,052,107	Formosa Plastics Corp	53,767,525
25,026,000	Fubon Financial Holding Co Ltd	29,826,313
2,837,730	Gloria Material Technology Corp	4,395,691
20,138,000	Hannstar Display Corp *	8,746,272

Shares	Description	Value ($)

	Taiwan — continued
2,604,000	High Tech Computer Corp	69,383,761
25,024,526	Hon Hai Precision Industry Co Ltd	141,643,492
21,700,210	KGI Securities Co Ltd	17,278,940
11,942,883	Les Enphants Co Ltd (b)	10,318,993
17,955,391	Lite-On Technology Corp	21,280,050
7,060,365	MediaTek Inc	88,302,287
47,621,000	Mega Financial Holdings Co Ltd	37,307,659
34,712,405	Nan Ya Plastics Corp	80,508,871
5,100,000	Novatek Microelectronics Corp Ltd	19,828,418
2,007,850	Richtek Technology Corp	18,856,612
21,705,903	Siliconware Precision Industries Co	36,719,188
43,977,350	Taiwan Cement Corp	73,790,585
4,692,000	Taiwan Fertilizer Co Ltd	22,702,508
14,300,288	Taiwan Mobile Co Ltd	26,536,578
91,181,965	Taiwan Semiconductor Manufacturing Co Ltd	199,403,638
816,117	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	9,344,540
4,550,000	U-Ming Marine Transport Corp	14,716,935
9,079,100	Uni-President Enterprises Corp	12,852,293
6,772,540	Unimicron Technology Corp	9,307,576
10,257,873	Wan Hai Lines Ltd	9,151,715
42,549,020	Waterland Financial Holdings	13,313,608
11,001,000	Wintek Corp *	9,016,572
13,173,000	Wistron Corp	22,530,804
71,371,000	Yuanta Financial Holding Co Ltd *	66,504,475
	Total Taiwan	1,874,220,495

	Thailand — 5.5%
11,447,590	Advanced Info Service Pcl (Foreign Registered)	34,349,957
14,947,520	Bangkok Bank Pcl NVDR	61,140,118
29,855,800	Bangkok Dusit Medical Service Pcl (Foreign Registered)	36,044,895
5,452,500	Bank of Ayudhya Pcl (Foreign Registered) * (d)	4,652,344
36,402,040	Bank of Ayudhya Pcl NVDR *	29,940,748
42,286,020	BEC World Pcl (Foreign Registered)	39,014,400
12,455,580	Home Product Center Pcl (Foreign Registered)	1,992,165
100,213,800	IRPC Pcl (Foreign Registered)	15,406,002
83,045,650	Italian Thai Development Pcl (Foreign Registered)	21,704,317
19,280,600	Kasikornbank Pcl (Foreign Registered) (d)	50,392,707
19,330,910	Kasikornbank Pcl NVDR	50,524,199
55,880,000	Krung Thai Bank Pcl (Foreign Registered)	15,293,184
61,702,690	Land & Houses Pcl NVDR	15,470,580
8,895,500	Major Cineplex Group (Foreign Registered)	4,815,807
13,323,000	PTT Exploration & Production Pcl (Foreign Registered)	76,590,337
12,383,270	PTT Pcl (Foreign Registered)	127,896,333
8,938,690	Robinson Department Store Pcl (Foreign Registered)	3,300,727
3,499,793	Robinson Department Store Pcl NVDR	1,292,344
13,251,400	Saha Pathana International Holding Pcl (Foreign Registered)	7,920,255
3,564,838	Siam Cement Pcl NVDR	22,141,478
26,680,900	Siam Commercial Bank Pcl (Foreign Registered)	73,834,126
3,108,050	Star Block Co Ltd (Foreign Registered) * (b)	956
12,938,320	Thai Oil Pcl (Foreign Registered)	25,460,081
10,883,760	Thoresen Thai Agencies Pcl (Foreign Registered)	17,081,759
	Total Thailand	736,259,819

Shares	Description	Value ($)

	Turkey — 4.1%
7,744,200	Akbank TAS	34,266,242
12,706,840	Dogan Sirketler Grubu Holdings AS *	14,906,662
4,035,125	Enka Insaat ve Sanayi AS	48,533,734
5,893,496	Eregli Demir ve Celik Fabrikalari TAS	37,829,494
6,162,030	Haci Omer Sabanci Holding AS	23,432,196
10,976,416	KOC Holding AS *	30,945,244
42,150	Medya Holding AS * (d) (e)	346
2,370,420	Tupras-Turkiye Petrol Rafineriler AS	59,426,982
2,032,630	Turk Hava Yollari Anonim Ortakligi *	10,989,510
4,475,400	Turk Sise ve Cam Fabrikalari AS *	6,237,947
7,614,110	Turkcell Iletisim Hizmet AS	59,412,298
17,072,390	Turkiye Garanti Bankasi *	78,289,543
5,177,260	Turkiye Halk Bankasi AS	31,202,889
16,943,030	Turkiye IS Bankasi Class C	69,978,273
9,756,930	Turkiye Sinai Kalkinma Bankasi AS *	10,551,061
11,995,920	Turkiye Vakiflar Bankasi TAO Class D	20,647,392
4,785,200	Yapi Ve Kredi Bankasi AS *	11,459,274
	Total Turkey	548,109,087
	TOTAL COMMON STOCKS (COST $9,233,123,911)	10,868,598,708

	PREFERRED STOCKS — 15.8%

	Brazil — 13.9%
6,946,701	Banco Bradesco SA 0.03%	167,848,355
4,360,540	Banco Itau Holding Financeira SA 0.29%	135,279,956
3,245,064	Companhia Energetica de Minas Gerais 2.33%	75,874,444
1,371,100	Companhia Paranaense de Energia Class B 0.88%	25,103,817
7,714,808	Companhia Vale do Rio Doce Class A 0.36%	257,840,125
981,200	Electrobras (Centro) SA Class B 5.92%	16,287,980
896,500	Gerdau Metalurgica SA 1.78%	62,278,226
1,849,831	Gerdau SA 1.45%	93,122,756
20,830,850	Itausa-Investimentos Itau SA 0.12%	150,484,161
2,237,952	Net Servicos de Comunicacoa SA *	32,279,345
14,009,704	Petroleo Brasileiro SA (Petrobras) 0.05%	422,056,868
2,050,800	Petroleo Brasileiro SA Sponsored ADR 0.05%	123,950,352
4,852,323	Sadia SA 0.28%	41,169,417
3,680,350	Tele Norte Leste Participacoes ADR 0.48%	95,247,458
494,900	Telecomunicacoes de Sao Paulo SA 4.32%	13,883,976
660,900	Telemar Norte Leste SA Class A 1.56%	39,003,868
4,856,724	Unipar Class B 1.34%	5,195,635
1,829,400	Usinas Siderrurgicas de Minas Gerais SA Class A 0.72%	98,415,309
	Total Brazil	1,855,322,048

	Malaysia — 0.0%
15,370,443	WCT Engineering Series ICPS *	3,104,924

	Russia — 0.3%
26,620	Transneft 0.62%	40,741,157

	South Korea — 1.6%
618,390	Hyundai Motor Co 3.04%	21,733,265
381,850	Hyundai Motor Co 3.07%	12,703,279

Shares/ Par Value($)	Description	Value ($)

	South Korea — continued
363,572	Samsung Electronics Co Ltd (Non Voting) 1.44%	185,723,903
	Total South Korea	220,160,447
	TOTAL PREFERRED STOCKS (COST $844,939,434)	2,119,328,576

	PRIVATE EQUITY SECURITIES — 0.6%

	Poland — 0.6%
	CHP Investors (Multimedia) * (c) (d)	26,896,983
	MHP Investors (Tri Media Holdings Ltd) * (c) (d)	52,531,691
	Total Poland	79,428,674

	Russia — 0.0%
46,624	Divot Holdings NV, Convertible Securities - Class F * (c) (d) (e)	466
90,000	Divot Holdings NV, Private Equity Securities - Class D * (c) (d) (e)	900
124,330	Divot Holdings NV, Private Equity Securities - Class E * (c) (d) (e)	1,243
	Total Russia	2,609

	Sri Lanka — 0.0%
2,545,869	Millenium Information Technology * (b) (c) (d)	787,470
	TOTAL PRIVATE EQUITY SECURITIES (COST $3,925,626)	80,218,753

	INVESTMENT FUNDS — 0.4%

	China — 0.1%
250,446	Martin Currie China A Share Fund Ltd * (c) (d)	11,680,292

	India — 0.1%
10,303	Fire Capital Mauritius Private Fund * (c) (d) (f)	9,021,539
170	SPG Infinity Technology Fund I * (c) (d)	5,583
1,371,900	TDA India Technology Fund II LP * (c) (d)	2,462,753
100	UTI Masterplus 1991 Units (Shares Under Objection) * (c) (d)	—
	Total India	11,489,875

	Poland — 0.0%
1,749,150	The Emerging European Fund II LP * (c) (d)	795,548

	Russia — 0.2%
9,500,000	NCH Eagle Fund LP * (c) (d)	33,975,800
2,000	Steep Rock Russia Fund LP * (c) (d)	2,316,835
	Total Russia	36,292,635

	Ukraine — 0.0%
16,667	Societe Generale Thalmann Ukraine Fund * (c) (d)	4,000
	TOTAL INVESTMENT FUNDS (COST $26,727,232)	60,262,350

	DEBT OBLIGATIONS — 0.1%

	United States — 0.1%
16,016,396	U.S. Treasury Inflation Indexed Note, 3.88% , due 01/15/09 (g)	16,518,158
	TOTAL DEBT OBLIGATIONS (COST $16,779,846)	16,518,158

Shares/ Par Value($)	Description	Value ($)

	RIGHTS AND WARRANTS — 0.1%

	Brazil — 0.0%
5,717	Centrais Eletricas Brasileriras SA Rights, Expires 06/03/08 *	141
175,200	Itausa-Investimentos Itau SA Preferred Rights, Expires 06/17/08 *	266,058
	Total Brazil	266,199

	India — 0.0%
176,339	United Phosphorus Ltd Warrants, 144A, Expires 01/28/09 (Merrill Lynch) * (d) (h)	1,428,406

	Malaysia — 0.1%
3,841,296	KNM Group Berhad Rights, Expires 06/18/08 *	3,497,476
4,963,466	Sunway City Warrants, Expires 10/04/17 *	742,988
3,826,400	WCT Engineering Warrants, Expires 04/22/13 *	992,030
	Total Malaysia	5,232,494
	TOTAL RIGHTS AND WARRANTS (COST $3,809,782)	6,927,099

	MUTUAL FUNDS — 0.0%

	United States — 0.0%

	Affiliated Issuers
8,064	GMO Special Purpose Holding Fund (d) (i)	5,887
	TOTAL MUTUAL FUNDS (COST $0)	5,887

	CONVERTIBLE SECURITIES — 0.0%

	India — 0.0%
3,380,000	Adani Enterprise, 0.06%, due 01/27/12	3,960,245
	TOTAL CONVERTIBLE SECURITIES (COST $4,148,950)	3,960,245

	SHORT-TERM INVESTMENTS — 0.9%

44,345,925	Bank of New York Mellon Institutional Cash Reserves Fund (j)	44,345,925
73,600,000	Royal Bank of Canada Time Deposit, 2.13%, due 06/02/08	73,600,000
	TOTAL SHORT-TERM INVESTMENTS (COST $117,945,925)	117,945,925

	TOTAL INVESTMENTS — 99.1% (Cost $10,251,400,706)	13,273,765,701

	Other Assets and Liabilities (net) — 0.9%	115,341,793

	TOTAL NET ASSETS — 100.0%	$13,389,107,494

As of May 31, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

			Net Unrealized
Aggregate	Gross Unrealized	Gross Unrealized	Appreciation
Cost	Appreciation	(Depreciation)	(Depreciation)
$10,370,098,437	$3,336,250,540	$(432,583,276)	$2,903,667,264

Additional information on each restricted security is as follows:

			Value as a
			Percentage
			of Fund’s	Value as of
Issuer Description	Acquisition Date	Acquisition Cost	Net Assets	May 31, 2008
CBAY Systems Ltd	5/06/03-11/10/05	$—	0.00%	$59,482
CHP Investors (Multimedia)	3/05/01	18,178,923	0.20%	26,896,983
Divot Holdings NV, Convertible Securities-Class F	3/27/02	46,624	0.00%	466
Divot Holdings NV, Private Equity Securities-Class D	6/26/00	1,502,100	0.00%	900
Divot Holdings NV, Private Equity Securities-Class E	9/21/01	124,330	0.00%	1,243
Fire Capital Mauritius Private Fund	9/06/06-1/18/08	10,341,817	0.07%	9,021,539
Martin Currie China A Share Fund Ltd	1/20/06	2,710,928	0.09%	11,680,292
MHP Investors (Tri Media Holdings Ltd)	5/01/05	27,983,521	0.39%	52,531,691
Millenium Information Technology	10/21/99	2,252,570	0.01%	787,470
NCH Eagle Fund LP	1/08/03	9,500,000	0.25%	33,975,800
Societe Generale Thalmann Ukraine Fund	7/15/97	199,943	0.00%	4,000
SPG Infinity Technology Fund I	12/23/99	62,449	0.00%	5,583
Steep Rock Russia Fund LP	12/22/06	2,000,000	0.02%	2,316,835
TDA India Technology Fund II LP	2/23/00 - 3/23/04	787,800	0.02%	2,462,753
The Emerging European Fund II LP	12/05/97 - 6/24/02	1,124,248	0.01%	795,548
UTI Masterplus 1991 Units (Shares Under Objection)	11/14/97	48	0.00%	—
				$140,540,585

Investments in Affiliated Issuers:

The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of these affiliated issuers during the period ended May 31, 2008 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period

GMO Special Purpose Holding Fund	$10,161	$—	$—	$—	$18,263	$5,887
Totals	$10,161	$—	$—	$—	$18,263	$5,887

Investments in Other Affiliated Issuers

An affiliated company is a company in which the Fund has or had owership of at least 5% of the voting securities. A summary of the Fund’s transactions with companies which are or were affiliates during the period ended May 31, 2008 is set forth below:

	Value,
	beginning of		Sales	Dividend	Value, end
Affiliate	period	Purchases	Proceeds	Income	of period

Bakrie & Brothers Tbk PT*	$52,163,380	$—	$30,662,144	$—	$10,493,558
Biomass Korea Co Ltd	4,806,682	—	—	—	3,765,271
Boryung Pharmaceutical Co Ltd	9,623,938	—	274,789	—	8,852,378
CBAY Systems Holdings Ltd	18,319,951	—	—	—	16,731,493
Daehan Pulp Co Ltd	3,241,894	—	—	—	1,802,858
Dimerco Express Taiwan Corp	13,447,262	—	—	—	13,362,276
EnE System Inc	9,225,369	—	—	—	7,069,474
In The F Co Ltd	11,011,120	—	—	—	10,426,461
Les Enphants Co Ltd	8,606,563	—	—	—	10,318,993
Millenium Information Technology	787,470	—	—	—	787,470
Pumyang Construction Co Ltd	13,435,930	—	—	—	14,343,265
Star Block Co Ltd (Foreign Registered)	987	—	—	—	956

Totals	$144,670,546	$—	$30,936,933	$—	$97,954,453

* No longer an affiliate as of May 31, 2008.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR - American Depositary Receipt
CPO - Ordinary Participation Certificate (Certificado de Participacion Ordinares), representing a bundle of shares of the multiple series of one issuer that trade together as a unit.
Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.
GDR - Global Depository Receipt
NVDR - Non-Voting Depository Receipt
*	Non income-producing security.
(a)

All or a portion of this security is out on loan. As of May 31, 2008, the Fund had loaned securities valued by the Fund at $43,399,043, collateralized by cash in the amount of $44,345,925, which was invested in the Bank of New York Mellon Institutional Cash Reserves Fund.

(b)	Affiliated Company.
(c)	Direct placement securities are restricted as to resale.
(d)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.
(e)	Bankrupt issuer.
(f)	The Fund is committed to additional capital contributions in the amount of $9,696,527 to this investment.
(g)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.
(h)	Structured warrants with risks similar to equity swaps.
(i)	Underlying investment represents interests in defaulted securities.
(j)	All or a portion of this security represents investment of security lending collateral.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material.  Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE.  As a result, foreign equity securities are generally valued using fair value prices supplied by a third party vendor based on models to the extent that these fair value prices are available.  As of May 31, 2008, 59.17% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that may not be active or for which all significant inputs are observable, either directly or indirectly (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2008 in valuing the Fund’s investments carried at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$5,136,151,063	$145,829,514
Level 2 – Other Significant Observable Inputs	7,939,073,665	—
Level 3 – Significant Unobservable Inputs	$198,540,973	—
Total	$13,273,765,701	$145,829,514

*Other financial instruments include foreign currency.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$—

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of March 1, 2008	$132,996,945	$—
Realized gain (loss)	41,774,233	—
Change in unrealized appreciation/depreciation	49,406,439	—
Net purchases (sales)	(31,080,611)	—
Net transfers in and/or out of Level 3	5,443,967	—
Balance as of May 31, 2008	$198,540,973	$—

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date.  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss.  Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss.  These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Schedule of Investments.  In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund.

Futures contracts

The Fund may purchase and sell futures contracts.  Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options

The Fund may write call and put options. Writing options increases the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder.  When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options which expire are treated as realized gains.  Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option.  In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option.  There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option.  Premiums paid for purchasing options which expire are treated as realized losses.  Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options.  Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Indexed securities

The Fund may invest in indexed securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic.  The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities.  Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

Swap agreements

The Fund may enter into swap agreements.  A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument.  Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.  Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts.  To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively.  Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate.  The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate.  Variance swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the annualized realized variance of returns on the underlying price and a fixed quantity, also known as the variance strike, over a period of time.  In connection with these agreements, cash or securities may be set aside as collateral by the Fund’s custodian or brokers in accordance with the terms of the swap agreement.  The Fund earns or pays interest on cash set aside as collateral.

Swaps are marked to market daily using models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss.  Payments received or made on swap contracts are recorded as realized gain or loss.  Gains or losses are realized upon early termination of the swap agreements.  These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material.  Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk.  Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Emerging Markets Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2008 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 85.8%

	Argentina — 0.8%
128,260	Tenaris SA ADR	7,862,338

	Brazil — 7.1%
54,800	Banco do Brasil SA	1,096,337
40,300	Bovespa Holding SA	664,027
93,500	Companhia de Concessoes Rodoviarias	1,880,347
401,700	Companhia Vale do Rio Doce	16,179,138
93,420	Companhia Vale do Rio Doce ADR	3,716,248
73,100	Localiza Rent A Car	966,277
99,900	Natura Cosmeticos SA	1,154,700
1,194,800	Petroleo Brasileiro SA (Petrobras)	42,165,091
40,600	Porto Seguro SA	479,262
140,600	Redecard SA	3,025,515
36,000	Souza Cruz SA	1,109,548
9,800	Usinas Siderurgicas de Minas Gerais SA	533,231
	Total Brazil	72,969,721

	Chile — 1.1%
43,235	Banco de Chile ADR	2,182,503
82,906	Banco Santander Chile SA ADR	4,311,112
76,160	Compania Cervecerias Unidas ADR	2,706,726
168,030	Lan Airlines SA Sponsored ADR	2,039,884
	Total Chile	11,240,225

	China — 9.4%
366,420	Angang Steel Co Ltd Class H	989,159
14,978,000	China Construction Bank Class H	13,372,700
430,000	China Mengniu Dairy Co Ltd	1,348,991
628,171	China Merchants Holdings International Co Ltd	2,715,087
1,833,200	China Mobile Ltd	26,970,208
700,000	China Shenhua Energy Co Ltd Class H	3,131,069
848,000	China Shipping Development Co Ltd Class H	2,884,400
1,236,000	China Telecom Corp Ltd Class H	898,028
4,196,000	CNOOC Ltd	7,429,338
1,102,000	Cosco Pacific Ltd	2,090,565
6,144,592	Denway Motors Ltd	2,880,373
2,388,000	Dongfeng Motor Group Co Ltd	1,196,035
1,520,000	Huaneng Power International Inc Class H	1,286,719
9,818,000	Industrial and Commercial Bank of China Ltd Class H	7,353,781
61,510	Netease.Com Inc ADR * (a)	1,399,353
9,656,842	PetroChina Co Ltd Class H	13,769,343
53,030	Sina.com *	2,824,908
70,370	Suntech Power Holdings Co Ltd ADR *	2,993,540
	Total China	95,533,597

	Czech Republic — 0.2%
22,300	CEZ AS	1,842,319
1,900	Komercni Banka AS	493,833
	Total Czech Republic	2,336,152

Shares	Description	Value ($)

	Egypt — 0.0%
5,500	Commercial International Bank	87,558
30,500	Sidi Kerir Petrochemicals Co	124,368
	Total Egypt	211,926

	Hungary — 0.3%
58,150	OTP Bank Nyrt *	2,622,165
3,150	Richter Gedeon Nyrt	693,087
	Total Hungary	3,315,252

	India — 5.3%
159,530	Bharti Airtel Ltd *	3,284,076
236,800	Cipla Ltd	1,179,763
82,550	Hero Honda Motors Ltd	1,447,592
1,037,970	Hindustan Lever	5,789,178
135,506	Housing Development Finance Corp Ltd	8,202,159
309,540	Infosys Technologies Ltd	14,377,108
596,070	ITC Ltd	3,058,900
139,440	Oil & Natural Gas Corp Ltd	2,834,546
474,400	Satyam Computer Services Ltd	5,877,262
244,000	Suzlon Energy Ltd *	1,591,793
190,680	Tata Consultancy Services Ltd	4,659,226
163,800	Wipro Ltd	1,969,522
	Total India	54,271,125

	Indonesia — 1.1%
1,316,585	Astra International Tbk PT	2,969,541
2,224,500	Bank Rakyat Indonesia	1,385,455
7,312,000	Telekomunikasi Indonesia Tbk PT	6,346,587
25,200	Telekomunikasi Indonesia Tbk PT Sponsored ADR (a)	880,992
	Total Indonesia	11,582,575

	Israel — 2.1%
155,420	Check Point Software Technologies Ltd *	3,859,078
56,900	Teva Pharmaceutical Industries Ltd	2,611,577
319,810	Teva Pharmaceutical Industries Ltd Sponsored ADR	14,624,911
	Total Israel	21,095,566

	Malaysia — 2.4%
103,000	British American Tobacco Berhad	1,383,150
370,100	Digi.com Berhad	3,026,378
1,113,600	Genting Berhad	2,112,747
1,942,750	IOI Corp Berhad	4,467,845
1,590,500	Malayan Banking Berhad	3,682,106
917,400	MISC Berhad (Foreign Registered)	2,691,182
555,500	Public Bank Berhad	1,971,802
2,928,000	Resorts World Berhad	2,945,622
281,400	Tanjong Plc	1,406,392
1,267,924	YTL Power International Berhad	867,863
	Total Malaysia	24,555,087

Shares	Description	Value ($)

	Mexico — 4.6%
1,005,705	America Movil SAB de CV Class L	2,997,712
106,600	America Movil SAB de CV Class L ADR	6,371,482
1,820,273	Cemex SA de CV CPO *	5,176,993
507,900	Corporacion GEO SA de CV Series B *	1,986,380
591,170	Fomento Economico Mexicano SA de CV	2,772,622
1,157,000	Grupo Financiero Banorte SA de CV	5,616,994
487,400	Grupo Mexico SA Class B	3,681,583
356,000	Grupo Modelo SA de CV Class C	1,897,687
282,100	Grupo Televisa SA-Series CPO	1,471,227
117,910	Telefonos de Mexico SA de CV Class L Sponsored ADR (a)	4,860,250
2,243,801	Wal-Mart de Mexico SA de CV Class V	9,784,300
	Total Mexico	46,617,230

	Morocco — 0.0%
5,820	Maroc Telecom	155,391

	Pakistan — 0.1%
163,000	Fauji Fertilizer Co Ltd	316,243
141,920	MCB Bank Ltd	583,712
	Total Pakistan	899,955

	Peru — 0.0%
990	Southern Copper Corp	109,128

	Philippines — 0.5%
79,500	Philippine Long Distance Telephone Co	4,760,454

	Poland — 1.4%
29,561	Asseco Poland SA	857,898
32,790	Bank Pekao SA	2,850,235
251,280	Powszechna Kasa Oszczednosci Bank Polski SA	5,822,985
464,820	Telekomunikacja Polska SA	4,390,311
	Total Poland	13,921,429

	Russia — 12.1%
18,800	Evraz Group SA GDR	2,204,300
227,000	JSC Mining & Smelting Co ADR	6,639,750
413,003	Lukoil Sponsored ADR	45,787,866
157,920	Mobile Telesystems Sponsored ADR	13,833,792
304,950	OAO Gazprom Sponsored GDR *	18,418,980
553,000	OAO Rosneft Oil Co GDR *	6,718,950
5,665,460	Sberbank RF	20,506,699
43,600	Sistema JSFC Sponsored GDR	1,535,662
233,170	Vimpel-Communications Sponsored ADR	8,223,906
	Total Russia	123,869,905

	South Africa — 5.2%
197,300	Absa Group Ltd	2,216,258
289,000	African Bank Investments Ltd	929,308
18,000	Anglo American Platinum Corp	3,136,207
188,604	Bidvest Group Ltd	2,658,461

Shares	Description	Value ($)

	South Africa — continued
50,567	Eqstra Holdings Ltd *	89,714
2,443,504	FirstRand Ltd	4,714,918
321,200	Impala Platinum Holdings Ltd	13,715,638
50,567	Imperial Holdings Ltd *	351,807
127,900	JD Group Ltd	503,673
122,000	MTN Group Ltd	2,439,301
163,200	Naspers Ltd Class N	3,808,820
232,779	Pretoria Portland Cement Co Ltd	1,084,062
68,300	Sasol Ltd	4,276,206
694,068	Standard Bank Group Ltd	7,578,711
531,300	Steinhoff International Holdings Ltd	1,365,562
82,200	Telkom South Africa Ltd	1,479,202
102,176	Tiger Brands Ltd	2,105,632
483,700	Woolworths Holdings	717,828
	Total South Africa	53,171,308

	South Korea — 15.4%
48,750	Daegu Bank	719,730
6,460	Daelim Industrial Co Ltd	775,328
59,900	Doosan Infracore Co Ltd	1,968,277
22,450	GS Engineering & Construction Corp	2,825,422
83,700	Hana Financial Group Inc	3,495,488
36,300	Hyundai Engineering & Construction	3,100,319
3,420	Hyundai Heavy Industries	1,246,769
6,260	Hyundai Mipo Dockyard	1,466,711
74,800	Hyundai Mobis	6,666,398
26,530	Hyundai Motor Co	2,164,157
70,260	Kangwon Land Inc	1,664,834
212,090	Kookmin Bank	13,210,125
38,650	KT Freetel Co Ltd *	1,088,580
111,230	KT&G Corp	9,655,303
26,610	LG Chemicals Ltd	2,531,089
38,190	Lotte Midopa Co Ltd *	445,101
14,610	LS Industrial Systems Co Ltd	780,576
2,690	MegaStudy Co Ltd	935,899
13,170	NCSoft Corp	613,986
35,400	NHN Corp *	7,331,378
39,290	POSCO	21,474,314
11,250	S1 Corp	639,115
66,973	Samsung Electronics Co Ltd	48,208,351
22,930	Samsung Engineering Co Ltd	2,113,892
45,600	Samsung Techwin Co Ltd	2,698,454
82,460	Shinhan Financial Group Co Ltd	4,132,448
12,500	Shinsegae Co Ltd	7,260,294
6,800	SK Telecom Co Ltd	1,347,494
240,010	SK Telecom Co Ltd ADR	5,453,027
18,010	Woongjin Coway Co Ltd	529,982
29,980	Woori Finance Holdings Co Ltd	563,454
	Total South Korea	157,106,295

	Taiwan — 12.9%
1,181,711	Acer Inc	2,454,311

Shares	Description	Value ($)

	Taiwan — continued
2,187,238	Asustek Computer Inc	6,313,515
1,625,000	Cathay Financial Holding Co Ltd	4,157,113
5,301,189	China Steel Corp	9,068,970
2,497,400	Chunghwa Telecom Co Ltd	6,209,795
5,610	Chunghwa Telecom Co Ltd ADR	138,960
2,088,500	Compal Electronics Inc	2,322,980
728,417	Delta Electronics Inc	2,081,343
528,000	Far Eastone Telecommunications Co Ltd	917,208
1,650,000	First Financial Holding Co Ltd	1,958,101
1,657,167	Formosa Chemicals & Fibre Co	3,952,094
504,582	Formosa Petrochemical Corp	1,444,271
1,242,869	Formosa Plastics Corp	3,507,538
261,855	Foxconn Technology Co Ltd	1,522,472
244,200	High Tech Computer Corp	6,506,726
3,743,685	Hon Hai Precision Industry Co Ltd	21,189,956
814,578	Lite-On Technology Corp	965,407
922,593	MediaTek Inc	11,538,649
2,114,444	Nan Ya Plastics Corp	4,904,054
422,636	Novatek Microelectronics Corp Ltd	1,643,177
183,000	Powertech Technology Inc	726,622
2,146,547	Quanta Computer Inc	3,392,684
870,250	Taiwan Mobile Co Ltd	1,614,895
14,625,625	Taiwan Semiconductor Manufacturing Co Ltd	31,984,426
197,000	U-Ming Marine Transport Corp	637,195
	Total Taiwan	131,152,462

	Thailand — 2.3%
959,000	Advanced Info Service Pcl (Foreign Registered)	2,877,602
623,000	BEC World Pcl (Foreign Registered)	574,799
694,390	Kasikornbank Pcl NVDR	1,814,891
1,410,400	PTT Exploration & Production Pcl (Foreign Registered)	8,108,010
712,611	PTT Pcl (Foreign Registered)	7,359,957
66,700	Siam Cement Pcl (Foreign Registered) (b)	422,482
301,670	Siam Cement Pcl NVDR	1,873,695
	Total Thailand	23,031,436

	Turkey — 1.5%
767,720	Akbank TAS	3,396,978
114,500	Albaraka Turk Katilim Bankas	375,930
13,300	BIM Birlesik Magazalar AS	1,451,093
57,913	Enka Insaat ve Sanayi AS	696,567
105,870	Tupras-Turkiye Petrol Rafineriler AS	2,654,186
294,640	Turkcell Iletisim Hizmet AS	2,299,053
604,030	Turkiye Garanti Bankasi *	2,769,925
186,500	Turkiye Halk Bankasi AS	1,124,019
390,000	Turkiye Vakiflar Bankasi TAO Class D	671,268
	Total Turkey	15,439,019
	TOTAL COMMON STOCKS (COST $616,348,826)	875,207,576

Shares/ Par Value($)	Description	Value ($)

	PREFERRED STOCKS — 11.7%

	Brazil — 11.4%
85,300	AES Tiete SA 9.62%	902,035
370,764	Banco Bradesco SA 0.03%	8,958,515
643,100	Banco Itau Holding Financeira SA 0.29%	19,951,322
20,300	Companhia de Gas de Sao Paulo Class A 1.19%	584,475
59,800	Companhia Energetica de Minas Gerais 2.33%	1,398,213
729,048	Companhia Vale do Rio Doce Class A 0.36%	24,365,847
158,400	Gerdau SA 1.45%	7,974,050
411,078	Itausa-Investimentos Itau SA 0.12%	2,969,669
1,591,000	Petroleo Brasileiro SA (Petrobras) 0.05%	47,930,526
22,900	Usinas Siderrurgicas de Minas Gerais SA Class A 0.72%	1,231,940
	Total Brazil	116,266,592

	South Korea — 0.3%
6,200	Samsung Electronics Co Ltd (Non Voting) 1.44%	3,167,153
	TOTAL PREFERRED STOCKS (COST $53,839,572)	119,433,745

	RIGHTS AND WARRANTS — 0.0%

	Brazil — 0.0%
3,335	Itausa-Investimentos Itau SA Preferred Rights, Expires 06/17/08 *	5,064

	Malaysia — 0.0%
422,641	YTL Power International Berhad Rights, Expires 06/04/08 *	95,225
	TOTAL RIGHTS AND WARRANTS (COST $58,680)	100,289

	SHORT-TERM INVESTMENTS — 1.1%

2,000,000	Bank of America Time Deposit, 2.20%, due 06/02/08	2,000,000
2,000,000	Bank of Montreal Time Deposit, 2.25%, due 06/02/08	2,000,000
4,220,700	Bank of New York Mellon Institutional Cash Reserves Fund (c)	4,220,700
2,000,000	Dresdner Bank Time Deposit, 2.30%, due 06/02/08	2,000,000
1,300,000	HSBC Bank USA Time Deposit, 1.88%, due 06/02/08	1,300,000
	TOTAL SHORT-TERM INVESTMENTS (COST $11,520,700)	11,520,700

	TOTAL INVESTMENTS — 98.6% (Cost $681,767,778)	1,006,262,310

	Other Assets and Liabilities (net) — 1.4%	14,197,266

	TOTAL NET ASSETS — 100.0%	$1,020,459,576

As of May 31, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

			Net Unrealized
Aggregate	Gross Unrealized	Gross Unrealized	Appreciation
Cost	Appreciation	(Depreciation)	(Depreciation)
$688,082,203	$329,724,549	$(11,544,442)	$318,180,107

Notes to Schedule of Investments:

ADR - American Depositary Receipt
CPO - Ordinary Participation Certificate (Certificado de Participacion Ordinares), representing a bundle of shares of the multiple series of one issuer that trade together as a unit.
Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.
GDR - Global Depository Receipt
NVDR - Non-Voting Depository Receipt
* Non income-producing security.
(a)

All or a portion of this security is out on loan. As of May 31, 2008, the Fund had loaned securities valued by the Fund at $4,128,644, collateralized by cash in the amount of $4,220,700, which was invested in the Bank of New York Mellon Institutional Cash Reserves Fund.

(b) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.
(c) All or a portion of this security represents investment of security lending collateral.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material.  Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE.  As a result, foreign equity securities are generally valued using fair value prices supplied by a third party vendor based on models to the extent that these fair value prices are available.  As of May 31, 2008, 57.76% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that may not be active or for which all significant inputs are observable, either directly or indirectly (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2008 in valuing the Fund’s investments carried at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$403,123,740	$17,314,435
Level 2 – Other Significant Observable Inputs	602,716,088	—
Level 3 – Significant Unobservable Inputs	422,482	—
Total	$1,006,262,310	$17,314,435

*Other financial instruments include foreign currency.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$—

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of March 1, 2008	$326,229	$—
Realized gain (loss)	—	—
Change in unrealized appreciation/depreciation	(25,398)	—
Net purchases (sales)	—	—
Net transfers in and/or out of Level 3	121,651	—
Balance as of May 31, 2008	$422,482	$—

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date.  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss.  Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss.  These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Schedule of Investments.  In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund.

Futures contracts

The Fund may purchase and sell futures contracts.  Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options

The Fund may write call and put options. Writing options increases the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder.  When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options which expire are treated as realized gains.  Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option.  In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option.  There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option.  Premiums paid for purchasing options which expire are treated as realized losses.  Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options.  Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Indexed securities

The Fund may invest in indexed securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic.  The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities.  Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

Swap agreements

The Fund may enter into swap agreements.  A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument.  Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.  Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts.  To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively.  Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate.  The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate.  Variance swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the annualized realized variance of returns on the underlying price and a fixed quantity, also known as the variance strike, over a period of time.  In connection with these agreements, cash or securities may be set aside as collateral by the Fund’s custodian or brokers in accordance with the terms of the swap agreement.  The Fund earns or pays interest on cash set aside as collateral.

Swaps are marked to market daily using models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss.  Payments received or made on swap contracts are recorded as realized gain or loss.  Gains or losses are realized upon early termination of the swap agreements.  These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material.  Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk.  Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Foreign Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2008 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 95.2%

	Australia — 1.4%
406,600	Australia and New Zealand Banking Group Ltd	8,438,286
298,000	Billabong International Ltd	3,445,284
359,494	Brambles Ltd	2,821,713
781,686	Coca Cola Amatil Ltd	6,045,372
261,046	Commonwealth Bank of Australia	10,572,967
427,430	Crown Ltd	4,303,617
3,959,600	Foster’s Group Ltd	20,820,898
2,506,996	Insurance Australia Group Ltd	9,644,891
1,234,100	Metcash Ltd	4,852,090
750,002	Publishing & Broadcasting Ltd	2,580,954
139,400	QBE Insurance Group Ltd	3,260,760
2,276,986	SP AusNet (a)	2,711,506
855,351	TABCORP Holdings Ltd	9,195,822
1,269,886	Telstra Corp Ltd	5,771,172
2,920,743	Telstra Corp Ltd (New Shares) *	13,260,319
204,187	Westfarmers Ltd	7,407,703
256,527	Westpac Banking Corp	5,709,337
	Total Australia	120,842,691

	Austria — 0.5%
69,300	Erste Bank Der Oesterreichischen Sparkassen AG	5,287,809
29,330	Flughafen Wien AG	3,373,820
179,200	OMV AG	14,751,246
385,500	Telekom Austria AG	9,193,139
128,030	Wienerberger AG	6,780,756
	Total Austria	39,386,770

	Belgium — 1.4%
260,170	Belgacom SA	12,240,493
419,412	CIE Francois d’ Enterprises	45,978,297
765,991	Fortis	18,738,022
734,028	Fortis VVPR Strip *	11,420
67,475	Groupe Bruxelles Lambert SA	8,988,377
179,725	KBC Groep NV	22,166,445
54,437	Solvay SA (a)	7,796,934
125,369	UCB SA	5,054,281
	Total Belgium	120,974,269

	Brazil — 1.0%
605,800	Banco ABC Brasil SA	3,556,957
1,391,000	Banco Panamericano SA	8,765,908
12,600	Brasil Brokers Participacoes SA *	12,859,514
381,800	Cia Providencia Industria e Comercio SA	1,338,002
986,800	Datasul SA	12,795,335
1,012,000	Hypermarcas SA *	13,682,066
673,600	Marisa SA	2,402,017
37,000	MPX Mineracao e Energia SA *	23,089,228
316,100	Sul America SA	6,355,039
782,000	Trisul SA	4,230,925
	Total Brazil	89,074,991

Shares	Description	Value ($)
	Canada — 0.0%
220,100	KAP Resources Ltd * (b) (c)	2,215

	Finland — 4.6%
539,300	Fortum Oyj	26,098,767
230,500	KCI Konecranes Oyj	10,574,372
4,947,800	Nokia Oyj	141,043,562
2,234,938	Nokian Renkaat Oyj	115,445,599
903,400	Poyry Oyj	24,949,104
290,459	Rautaruukki Oyj	15,463,930
457,900	Uponor Oyj (a)	9,959,969
1,724,051	YIT Oyj	50,701,214
	Total Finland	394,236,517

	France — 8.5%
58,760	Accor SA	4,481,224
256,771	Arcelor Mittal	25,420,927
781,740	AXA	27,648,666
123,105	BIC SA (a)	6,128,027
491,008	BNP Paribas (a)	50,640,733
35,210	Casino Guichard-Perrachon SA	4,460,218
167,096	Cie de Saint-Gobain	13,486,392
468,888	Credit Agricole SA (a)	12,401,106
1,804,192	France Telecom SA (a)	54,898,481
251,752	Groupe Danone	22,026,863
17,475	Guyenne et Gascogne SA (a)	2,659,939
110,492	Imerys SA (a)	10,002,775
139,000	L’Oreal SA	16,908,723
97,278	Lafarge SA (a)	17,584,481
148,066	Lagardere SCA	10,695,943
102,100	M6-Metropole Television	2,357,614
170,604	Michelin SA Class B	15,274,811
84,438	Pernod-Ricard	9,592,322
309,501	Peugeot SA (a)	19,255,480
121,700	Publicis Groupe	4,838,526
54,000	Renault SA	5,544,256
583,033	Sanofi-Aventis	43,469,636
126,173	Schneider Electric SA	15,836,775
13,667	Sequana Capital (a)	344,194
161,230	Societe Generale * (a)	16,752,422
40,307	Societe Generale NV (New Shares) *	4,126,161
1,611,526	Suez SA	119,995,078
137,852	Suez SA VVPR Strip *	2,145
71,140	Technip SA	6,680,517
124,414	Thales SA (a)	7,765,413
1,465,100	Total SA	127,690,536
35,300	Union du Credit-Bail Immobilier	9,181,610
484,500	Vivendi Universal SA	20,379,056
164,031	Wendel Investissement (a)	23,329,710
	Total France	731,860,760

	Germany — 9.6%
526,764	Adidas AG (a)	37,106,733
360,476	Allianz SE (Registered) (a)	68,194,225

Shares	Description	Value ($)
	Germany — continued
110,200	Axel Springer AG	12,055,746
184,300	BASF AG	27,576,381
670,599	Bayer AG	59,460,951
328,700	Bayerische Motoren Werke AG	19,360,863
594,901	Commerzbank AG (a)	20,976,570
113,920	Continental AG	14,292,638
544,581	Daimler AG (Registered)	41,400,918
311,900	Deutsche Bank AG (Registered) (a)	33,268,092
772,200	Deutsche Post AG (Registered)	24,497,212
3,571,438	Deutsche Telekom (Registered) (a)	59,938,205
363,810	E.ON AG	77,189,368
330,400	Fresenius Medical Care AG & Co	18,432,442
306,518	Heidelberger Druckmaschinen (a)	7,673,050
1,211,500	Infineon Technologies AG *	10,931,600
282,200	Metro AG (a)	20,787,845
53,739	MTU Aero Engines Holding	2,319,246
270,474	Muenchener Rueckversicherungs AG (Registered)	50,715,748
31,700	Puma AG Rudolf Dassler Sport	12,351,615
346,700	RWE AG	44,774,728
1,280,500	SAP AG (a)	70,760,737
777,937	Siemens AG (Registered)	88,155,135
	Total Germany	822,220,048

	Greece — 0.4%
525,990	EFG Eurobank Ergasias	14,964,170
242,542	Greek Organization of Football Prognostics SA	9,497,364
265,000	Piraeus Bank SA	8,895,219
	Total Greece	33,356,753

	Hong Kong — 3.5%
5,100,000	CLP Holdings Ltd	46,077,823
2,361,900	Hang Seng Bank Ltd	47,920,218
1,807,000	Hutchison Whampoa Ltd	19,545,928
16,120,500	Link REIT	40,431,699
6,899,000	MTR Corp Ltd	23,276,290
17,283,564	New World Development Co Ltd	43,512,882
11,281,000	Shun Tak Holdings Ltd	13,185,380
10,468,092	Sino Land	26,714,097
2,478,000	Sun Hung Kai Properties Ltd	39,907,552
	Total Hong Kong	300,571,869

	India — 0.1%
900,000	Satyam Computer Services Ltd	11,149,950

	Ireland — 0.8%
1,573,540	Allied Irish Banks Plc	31,357,123
1,516,249	Bank of Ireland	19,110,428
404,818	CRH Plc	14,895,611
8,800	DCC Plc	204,595
26,900	FBD Holdings Plc	1,005,384
235,500	Grafton Group Plc *	1,757,374

Shares	Description	Value ($)
	Ireland — continued
81,800	Irish Life & Permanent Plc	1,427,378
	Total Ireland	69,757,893

	Italy — 4.6%
827,100	Alleanza Assicurazioni SPA	10,183,296
787,744	Assicurazioni Generali SPA	32,778,834
1,240,723	Banca Intesa SPA - Di RISP	7,446,344
2,374,648	Banca Monte dei Paschi di Siena SPA (a)	7,577,499
405,300	Banca Popolare di Milano Scarl	4,458,083
343,854	Buzzi Unicem SPA	10,099,284
4,700,335	Enel SPA	52,854,352
2,423,521	ENI SPA	98,881,190
1,086,410	Fiat SPA	24,231,130
590,720	Finmeccanica SPA	17,914,865
266,246	Grouppo Editoriale L’Espresso (a)	816,826
1,926,128	Intesa San Paolo	12,638,649
657,970	Italcementi SPA-Di RISP	9,775,322
147,700	Mediobanca SPA	2,747,668
2,851,000	Pirelli & Co SPA	2,368,083
1,329,200	Snam Rete Gas SPA	8,834,702
15,420,198	Telecom Italia SPA	33,924,221
15,823,176	Telecom Italia SPA-Di RISP	27,984,499
3,646,982	UniCredito Italiano SPA	25,513,342
	Total Italy	391,028,189

	Japan — 20.0%
803,900	Asahi Breweries	14,086,499
1,194,000	Asahi Glass Co Ltd	15,721,538
925,700	Astellas Pharma Inc	39,186,995
1,272,100	Bridgestone Corp	21,713,916
1,439,300	Canon Inc	77,879,980
2,046,000	Chiba Bank Ltd	15,343,614
833,600	Daiichi Sankyo Co Ltd	23,529,497
3,197,000	Daiwa Securities Group Inc	32,055,511
1,641,400	Denso Corp	59,989,858
75,600	Disco Corp	3,897,033
6,376	East Japan Railway Co	49,224,690
5,081	Fuji Television Network Inc	8,534,577
2,531,500	Haseko Corp	4,080,806
173,000	Hokkaido Electric Power	3,536,155
1,962,400	Honda Motor Co Ltd	65,182,685
4,418,000	Itochu Corp	51,160,645
5,717	Japan Tobacco Inc	27,743,318
670,800	JFE Holdings Inc	37,917,950
868,400	JSR Corp	17,749,863
3,740	Jupiter Telecommunications Co Ltd *	3,155,215
1,775,400	Kansai Electric Power Co Inc	39,159,670
821,000	Kao Corp	21,428,481
5,056	KDDI Corp	35,082,521
907,100	Komatsu Ltd	28,762,571
529,100	Kyushu Electric Power Co Inc	11,242,837
346,200	Lawson Inc	15,299,094
2,915,000	Marubeni Corp	26,027,117

Shares	Description	Value ($)
	Japan — continued
3,636,000	Matsushita Electric Industrial Co Ltd	82,573,563
231,700	Miraca Holdings Inc	5,715,245
1,533,800	Mitsubishi Corp	53,002,988
8,534,000	Mitsubishi Electric Corp	96,606,361
1,324,000	Mitsubishi Rayon Co Ltd	4,787,798
1,436,000	Mitsui OSK Lines Ltd	21,693,879
292,000	Murata Manufacturing Co Ltd	15,364,340
198,500	Nihon Kohden Corp	3,740,437
68,900	Nintendo Co Ltd	37,949,935
1,688	Nippon Commercial Investment Corp (REIT)	6,282,992
1,875,000	Nippon Express Co Ltd	9,430,949
1,740	Nippon Paper Group Inc	4,962,999
3,602,000	Nippon Steel Corp	22,516,347
322,500	Nitto Denko Corp	15,339,747
940,600	Nomura Holdings Inc	15,967,753
369	Nomura Real Estate Office Fund (REIT)	2,937,321
334,500	Nomura Research Institute	8,283,565
29,776	NTT Docomo Inc	47,516,541
56,720	ORIX Corp	10,720,133
777	ORIX JREIT Inc (REIT)	5,010,246
1,413,000	Sekisui Chemical Co Ltd	10,371,191
700,600	Seven & I Holdings Co Ltd	20,457,584
5,015	Seven Bank Ltd	9,514,324
434,000	Shionogi and Co Ltd	8,752,852
708,000	Shiseido Co Ltd	17,364,363
3,365	Sony Financial Holdings Inc	13,762,905
3,359,000	Sumitomo Chemical Co Ltd	24,547,376
3,185,300	Sumitomo Electric Industries Ltd	41,113,137
1,919,000	Sumitomo Heavy Industries Ltd	15,397,745
8,965	Sumitomo Mitsui Financial Group Inc	77,210,655
977,000	Sumitomo Realty & Development Co Ltd	25,041,951
340,800	Takeda Pharmaceutical Co Ltd	19,756,645
549,400	Tohoku Electric Power Co Inc	11,777,793
2,586,000	Tokyo Gas Co Ltd	9,834,515
1,926,000	Tokyo Tatemono Co Ltd	16,394,952
3,796,000	Toshiba Corp	33,465,571
2,277,200	Toyota Motor Corp	116,306,368
179,700	Uni-Charm Corp	12,707,086
3,902	West Japan Railway Co	18,283,172
	Total Japan	1,721,155,960

	Malaysia — 0.1%
3,805,500	IJM Corp Berhad	6,754,410

	Mexico — 0.1%
870,600	Megacable Holdings SAB de CV *	2,783,976
1,948,900	Urbi Desarrollos Urbanos SAB de CV *	7,554,096
	Total Mexico	10,338,072

	Netherlands — 4.1%
2,141,685	Aegon NV	32,674,203
191,102	Akzo Nobel NV	16,166,897
86,532	Fugro NV	7,626,345

Shares	Description	Value ($)
	Netherlands — continued
139,274	Hal Trust (Participating Units)	17,806,568
1,707,622	ING Groep NV	65,205,461
2,562,000	Koninklijke KPN NV	46,599,552
148,310	Koninklijke Vopak NV	10,804,894
245,597	Koninklijke Wessanen NV	3,254,469
1,980,932	Philips Electronics NV	76,097,901
1,072,895	Reed Elsevier NV	20,021,698
644,307	TNT NV	25,831,449
682,160	Unilever NV	22,307,480
78,987	Wereldhave NV	9,211,067
	Total Netherlands	353,607,984

	New Zealand — 0.0%
389,777	Air New Zealand	354,642
1,191,683	Telecom Corp of New Zealand	3,765,133
	Total New Zealand	4,119,775

	Norway — 1.7%
2,313,000	DNO International ASA * (a)	4,512,833
5,180,720	Prosafe ASA	55,365,874
5,180,720	Prosafe Production Public Ltd *	35,934,926
474,200	StatoilHydro ASA	18,503,287
848,700	Telenor ASA	18,381,333
185,700	Yara International ASA	14,054,553
	Total Norway	146,752,806

	Philippines — 0.1%
38,000,000	Alliance Global Group Inc *	2,953,173
5,195,800	First Gen Corp	4,158,195
55,280,000	Vista Land & Lifescapes Inc	4,041,699
	Total Philippines	11,153,067

	Singapore — 1.0%
2,997,380	DBS Group Holdings Ltd	42,906,860
1,576,800	Keppel Corp Ltd	14,093,978
9,244,000	People’s Food Holdings Ltd	7,765,625
984,400	Singapore Airlines Ltd	11,492,222
4,930,000	Singapore Technologies Engineering Ltd	11,533,930
	Total Singapore	87,792,615

	South Korea — 0.7%
99,300	Hana Financial Group Inc	4,146,977
19,865	Hansol Paper Co *	257,698
77,400	Kookmin Bank	4,820,895
143,100	KT Corp ADR	3,235,491
8,401	Lotte Shopping Co Ltd	2,829,962
85,500	Samsung Card Co Ltd	4,385,220
55,200	Samsung Electronics Co Ltd	39,733,937
	Total South Korea	59,410,180

	Spain — 2.9%
120,040	ACS Actividades de Construccion y Servicios SA	7,250,693

Shares	Description	Value ($)
	Spain — continued
1,585,692	Banco Bilbao Vizcaya Argentaria SA	35,369,263
2,206,032	Banco Santander Central Hispano SA	46,018,088
156,600	Gas Natural SDG SA	9,059,496
39,200	Grupo Ferrovial SA	3,083,269
2,041,772	Iberdrola SA	29,409,185
90,100	Inditex SA	4,429,245
635,000	Mapfre SA	3,437,699
94,750	Red Electrica de Espana	6,702,699
690,329	Repsol YPF SA	28,544,760
2,600	Tecnicas Reunidas SA	217,609
2,317,161	Telefonica SA	66,443,782
138,668	Union Fenosa SA	9,014,220
	Total Spain	248,980,008

	Sweden — 0.1%
228,240	Autoliv Inc SDR (a)	12,458,317

	Switzerland — 4.2%
60,670	Baloise Holding Ltd	6,906,822
162,000	Bank Sarasin & Cie AG B Shares (Registered)	7,973,711
2,822	Banque Cantonale Vaudoise	1,017,470
2,666	Belimo Holding AG (Registered)	2,618,354
20,560	Bobst Group AG (Registered)	1,683,034
276,250	Credit Suisse Group	14,069,414
9,335	Energiedienst Holding AG (Registered) *	5,732,847
6,697	Forbo Holdings AG (Registered) * (a)	3,284,988
46,520	Geberit AG (Registered)	7,891,921
210,605	Holcim Ltd	19,689,976
880	Jelmoli Holding AG (Bearer) *	2,283,055
4,836	Jelmoli Holding AG (Registered)	2,760,705
176,710	Nestle SA (Registered)	86,915,702
757,284	Novartis AG (Registered)	39,767,491
585	SGS SA (Registered)	879,282
107,900	Swatch Group AG	30,217,549
54,500	Swiss Life Holding *	15,338,828
504	Swiss National Insurance Co (Registered)	390,348
463,041	Swiss Reinsurance Co (Registered)	35,989,559
45,300	Swisscom AG (Registered)	15,821,472
390,080	UBS AG (Registered) *	9,394,743
18,941	Valora Holding AG	4,796,677
140,104	Zurich Financial Services AG	41,118,108
	Total Switzerland	356,542,056

	Taiwan — 0.7%
5,119,608	Asustek Computer Inc	14,777,871
4,550,320	Chinatrust Financial Holding Co Ltd *	4,644,523
5,298,900	E.Sun Financial Holdings Co Ltd *	2,991,172
2,246,108	Far Eastone Telecommunications Co Ltd	3,901,794
812,000	Hon Hai Precision Industry Co Ltd	4,596,072
1,483,000	Novatek Microelectronics Corp Ltd	5,765,793
322,070	Standard Foods Corp	310,721
470,656	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	5,389,011

Shares	Description	Value ($)
	Taiwan — continued
22,103,890	United Microelectronics Corp	13,763,856
	Total Taiwan	56,140,813

	Thailand — 0.1%
45,385,700	Charoen Pokphand Foods Pcl (Foreign Registered)	5,834,706
3,762,000	Esso Thailand Pcl (Foreign Registered) *	1,192,448
	Total Thailand	7,027,154

	United Kingdom — 23.0%
637,514	Anglo American Plc	43,440,828
450,945	Associated British Foods Plc	7,698,350
978,200	AstraZeneca Plc	42,700,100
3,800,175	Aviva Plc	47,491,174
6,325,910	BAE Systems Plc	56,853,125
5,356,936	Barclays Plc	39,783,779
900,036	BBA Aviation Plc	2,557,365
2,948,946	BG Group Plc	74,168,041
1,364,718	BHP Billiton Plc	51,917,408
15,583,440	BP Plc	188,132,561
125,300	British American Tobacco Plc	4,689,097
540,000	British Energy Group Plc	7,850,105
798,876	British Sky Broadcasting Plc	8,580,596
7,642,101	BT Group Plc	33,646,248
442,365	Bunzl Plc	6,196,620
510,720	Cadbury Plc	6,828,572
195,400	Capita Group Plc	2,621,107
1,014,249	Cattle’s Plc	3,675,495
2,861,457	Centrica Plc	16,665,252
3,104,700	Cobham Plc	13,014,842
2,652,700	Compass Group Plc	19,729,948
2,045,810	Diageo Plc	40,010,777
1,978,352	DSG International Plc	2,282,769
108,534	Experian Group	873,460
831,981	Filtrona Plc	2,611,039
694,000	Fresnillo Plc *	7,478,611
366,300	GKN Plc	2,114,627
4,255,199	GlaxoSmithKline Plc	94,238,446
1,216,971	Group 4 Securicor Plc	5,435,883
1,161,908	Hays Plc	2,360,775
1,418,724	HBOS Plc	11,250,957
7,638,430	HSBC Holdings Plc	128,870,438
1,015,670	ICAP Plc	12,394,762
1,042,718	Imperial Tobacco Group Plc	41,836,490
121,632	InterContinental Hotels Group Plc	2,004,869
1,685,800	International Power Plc	14,854,324
1,519,000	ITV Plc	1,772,895
1,159,591	J Sainsbury Plc	8,012,973
350,270	Johnson Matthey Plc	13,996,131
403,803	Kesa Electricals Plc	1,626,023
920,418	Kingfisher Plc	2,507,889
973,158	Ladbrokes Plc	6,052,490
845,000	Lamprell Plc	8,791,785
338,600	Land Securities Group Plc	9,481,008

Shares	Description	Value ($)
	United Kingdom — continued
9,781,744	Legal & General Group Plc	23,232,611
4,609,220	Lloyds TSB Group Plc	35,098,186
49,738	Lonmin Plc	3,411,926
814,900	Marks & Spencer Group Plc	6,142,973
1,240,500	Misys Plc	3,912,032
333,472	Mitchells & Butler (Ordinary Shares)	2,150,303
66,744	Mondi Ltd	513,146
68,761	Mondi Plc	490,950
2,385,467	National Grid Plc	35,275,844
371,832	Next Plc	8,529,314
1,374,200	Northern Foods Plc	2,164,656
4,403,034	Old Mutual Plc	10,209,066
1,253,300	Pearson Plc	16,953,602
171,000	Persimmon Plc	1,632,765
2,553,417	Prudential Plc	33,653,321
836,403	Reed Elsevier Plc	10,533,633
605,836	Rexam Plc	5,320,526
397,928	Rio Tinto Plc	47,861,144
696,700	Rolls-Royce Group Plc *	5,839,588
49,253,120	Rolls-Royce Group Plc B Shares * (b)	97,565
1,526,308	Royal & Sun Alliance Insurance Group	4,150,308
7,899,014	Royal Bank of Scotland Group	35,800,695
2,367,000	Royal Dutch Shell Plc A Shares (London)	100,985,759
2,055,597	Royal Dutch Shell Plc B Shares (London)	85,878,270
575,400	SABMiller Breweries Plc	14,828,584
720,000	Sage Group Plc	3,211,483
297,700	Schroders Plc	6,199,839
974,960	Scottish & Southern Energy Plc	28,444,740
563,626	Segro Plc	4,654,522
612,668	Serco Group Plc	5,423,245
535,575	Severn Trent (Ordinary Shares)	15,467,797
825,100	Shire Ltd	14,074,822
607,432	Smith (David S.) Holdings Plc	1,614,657
105,800	Smiths Group Plc	2,109,981
290,270	Standard Chartered Plc	10,794,799
2,543,277	Tesco Plc	20,891,989
99,387	Thomson Reuters Plc	3,208,326
684,305	Tomkins Plc	2,454,205
279,364	Travis Perkins Plc	4,626,026
320,847	Trinity Mirror Plc	1,447,247
773,339	Unilever Plc	25,605,676
499,112	United Utilities Plc	7,407,866
44,488,483	Vodafone Group Inc	142,854,250
68,539	WH Smith Plc	538,392
235,071	Whitbread Plc	5,974,317
321,300	William Hill Plc	2,413,914
1,239,836	William Morrison Supermarkets Plc	7,194,089
311,728	Wolseley Plc	3,398,669
2,266,250	Wood Group (John) Plc	20,090,133
789,400	WPP Group Plc	9,565,447
367,664	Xstrata Plc	29,092,823

Shares/ Par Value($)	Description	Value ($)
	United Kingdom — continued
248,700	Yell Group Plc	622,118
	Total United Kingdom	1,973,148,173
	TOTAL COMMON STOCKS (COST $6,367,043,670)	8,179,844,305

	PREFERRED STOCKS — 0.6%

	Brazil — 0.2%
1,257,200	Randon Participacoes SA 0.51%	13,913,065

	France — 0.0%
24,058	Casino Guichard-Perrachon SA 3.62% (a)	2,265,920

	Germany — 0.3%
429,070	Henkel KGaA 1.73%	20,510,527
54,806	Volkswagen AG 1.91%	8,318,006
	Total Germany	28,828,533

	Italy — 0.1%
199,733	Fiat SPA 3.67%	3,381,538
92,571	IFI Istituto Finanziario Industries *	2,604,597
	Total Italy	5,986,135
	TOTAL PREFERRED STOCKS (COST $27,404,284)	50,993,653

	RIGHTS AND WARRANTS — 0.1%

	Switzerland — 0.0%
390,080	UBS AG Rights, Expires 06/12/08 *	520,231

	United Kingdom — 0.1%
521,359	Imperial Tobacco Group Plc Rights, Expires 06/11/08 *	5,163,800
4,827,175	Royal Bank of Scotland Rights, Expires 06/06/08 *	2,677,403
	Total United Kingdom	7,841,203
	TOTAL RIGHTS AND WARRANTS (COST $14,362,649)	8,361,434

	SHORT-TERM INVESTMENTS — 7.9%

552,181,941	Bank of New York Mellon Institutional Cash Reserves Fund(d)	552,181,941
124,500,000	ING Bank Time Deposit, 2.20%, due 06/02/08	124,500,000
	TOTAL SHORT-TERM INVESTMENTS (COST $676,681,941)	676,681,941

	TOTAL INVESTMENTS — 103.8% (Cost $7,085,492,544)	8,915,881,333

	Other Assets and Liabilities (net) — (3.8)%	(323,391,389)

	TOTAL NET ASSETS — 100.0%	$8,592,489,944

As of May 31, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

			Net Unrealized
Aggregate	Gross Unrealized	Gross Unrealized	Appreciation
Cost	Appreciation	(Depreciation)	(Depreciation)
$7,113,023,611	$2,090,499,285	$(287,641,563)	$1,802,857,722

Notes to Schedule of Investments:

ADR - American Depositary Receipt
Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.
REIT - Real Estate Investment Trust
SDR - Swedish Depository Receipt
* Non income-producing security.
(a)

All or a portion of this security is out on loan. As of May 31, 2008, the Fund had loaned securities valued by the Fund at $521,321,117, collateralized by cash in the amount of $552,181,941, which was invested in the Bank of New York Mellon Institutional Cash Reserves Fund.

(b) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.
(c) Bankrupt issuer.
(d) All or a portion of this security represents investment of security lending collateral.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material.  Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE.  As a result, foreign equity securities are generally valued using fair value prices supplied by a third party vendor based on models to the extent that these fair value prices are available.  As of May 31, 2008, 93.47% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that may not be active or for which all significant inputs are observable, either directly or indirectly (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2008 in valuing the Fund’s investments carried at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$361,692,761	$235,357,006
Level 2 – Other Significant Observable Inputs	8,554,088,792	—
Level 3 – Significant Unobservable Inputs	99,780	—
Total	$8,915,881,333	$235,357,006

*Other financial instruments include foreign currency.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$—

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of March 1, 2008	$678,951	$—
Realized gain (loss)	(261,458)	—
Change in unrealized appreciation/depreciation	437,522	—
Net purchases (sales)	(852,800)	—
Net transfers in and/or out of Level 3	97,565	—
Balance as of May 31, 2008	$99,780	$—

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date.  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss.  Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss.  These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Schedule of Investments.  In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund.

Futures contracts

The Fund may purchase and sell futures contracts.  Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options

The Fund may write call and put options. Writing options increases the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder.  When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options which expire are treated as realized gains.  Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option.  In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option.  There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option.  Premiums paid for purchasing options which expire are treated as realized losses.  Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options.  Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2008 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 94.7%

	Australia — 1.5%
658,714	Australian Vintage Ltd *	1,119,427
283,000	Billabong International Ltd	3,271,864
421,897	Consolidated Rutile Ltd	165,292
361,987	Goodman Group	1,387,028
702,000	Insurance Australia Group Ltd	2,700,728
600,000	Macquarie Airports	1,664,984
500,000	Macquarie Communications Group	1,703,618
525,000	Metcash Ltd	2,064,134
438,800	PMP Ltd	419,782
676,000	SP AusNet	805,002
	Total Australia	15,301,859

	Austria — 0.7%
11,900	Agrana Beteiligungs AG	1,311,980
61,600	EVN AG	2,103,455
20,677	Flughafen Wien AG	2,378,468
35,000	Wienerberger AG	1,853,679
	Total Austria	7,647,582

	Belgium — 0.7%
102,000	AGFA-Gevaert NV *	781,944
25,278	Bekaert NV	4,061,937
64,200	Fortis VVPR Strip *	999
26,964	Omega Pharma SA	1,128,627
5,006	Unibra SA	1,049,812
	Total Belgium	7,023,319

	Brazil — 2.9%
103,100	Banco Sofisa SA	633,243
630,000	Cia Hering	4,260,682
325,000	Helbor Empreendimentos SA	1,978,174
253,500	Hypermarcas SA *	3,427,276
758,500	Industrias Romi SA	8,883,754
586,000	JHSF Participacoes SA	3,267,765
12,000	MPX Mineracao e Energia SA *	7,488,398
	Total Brazil	29,939,292

	Canada — 5.3%
330,300	Air Canada Class A * (a)	2,908,741
272,800	Flint Energy Services Ltd *	6,509,750
412,100	Gammon Gold Inc *	4,209,757
138,900	ING Canada Inc	5,418,442
90,600	KAP Resources Ltd * (b) (c)	912
291,800	Kingsway Financial Services Inc	2,819,324
333,500	Linamar Corp	5,675,810
225,000	Penn West Energy Trust	7,395,833
70,700	Petro-Canada	4,079,339
316,900	Precision Drilling Trust	8,445,564
949,300	Western Canadian Coal Corp * (a)	7,538,222
	Total Canada	55,001,694

Shares	Description	Value ($)
	China — 0.6%
5,000,000	Franshion Properties China Ltd	2,195,889
6,900,000	Uni-President China Holding Ltd *	3,682,052
	Total China	5,877,941

	Finland — 4.6%
112,500	Atria Group Plc	2,524,236
243,000	Hk-Ruokatalo Oyj Class A	3,625,927
127,133	KCI Konecranes Oyj	5,832,328
957,072	M-real Oyj B shares	2,712,596
150,783	Marimekko Oyj	3,377,914
277,879	Nokian Renkaat Oyj	14,353,824
196,083	Poyry Oyj	5,415,204
56,000	Uponor Oyj (a)	1,218,079
284,750	YIT Oyj	8,373,981
	Total Finland	47,434,089

	France — 5.5%
142,100	Boursorama * (a)	1,653,265
3,700	Casino Guichard-Perrachon SA	468,697
23,271	Christian Dalloz (a)	2,996,778
51,420	Clarins (a)	3,382,819
6,450	Damartex SA	181,117
87,200	Essilor International SA (a)	5,482,335
46,160	Eurazeo (a)	5,556,879
6,300	Gaumont SA	578,650
48,200	GFI Industries SA (a)	5,098,541
9,000	Guyenne et Gascogne SA (a)	1,369,926
54,812	Klepierre	3,243,448
75,000	M6-Metropole Television	1,731,841
94,070	Natixis (a)	1,429,439
33,145	Neopost SA	3,836,275
45,000	Publicis Groupe	1,789,102
1,351	SAGA	176,553
20,350	Seb SA (a)	4,004,751
12,881	Sequana Capital (a)	324,399
21,000	Thales SA (a)	1,310,734
12,744	Union du Credit-Bail Immobilier	3,314,743
45,472	Virbac SA	4,213,167
87,141	Zodiac SA (a)	4,616,443
	Total France	56,759,902

	Germany — 8.4%
46,080	Aareal Bank AG (a)	1,366,843
51,164	Adidas AG (a)	3,604,136
15,200	Axel Springer AG	1,662,861
55,800	Beiersdorf AG (Bearer)	4,376,178
140,655	Cat Oil AG * (a)	2,027,689
29,100	Celesio AG	1,226,830
83,700	Commerzbank AG (a)	2,951,313
16,900	Continental AG	2,120,309
61,100	Douglas Holdings AG	3,281,610
162,216	Eurocastle Investment	2,001,704

Shares	Description	Value ($)
	Germany — continued
51,263	Fielmann AG	3,939,139
200,000	Francotyp-Postalia Holdings AG (a)	1,200,230
68,000	Fresenius Medical Care AG & Co (a)	3,793,602
127,500	Gagfah SA	2,191,659
80,000	Gerresheimer AG	4,335,253
114,367	Grenkeleasing AG (a)	4,586,001
60,000	Hannover Rueckversicherungs AG (Registered) (a)	3,301,277
87,220	Heidelberger Druckmaschinen (a)	2,183,374
615,000	Infineon Technologies AG *	5,549,265
28,500	Metro AG	2,099,410
47,080	MTU Aero Engines Holding	2,031,860
65,146	Nemetschek AG (a)	1,751,749
303,600	Patrizia Immobilien AG (a)	1,778,401
297,184	Praktiker Bau-Und Heim	7,733,813
5,588	Puma AG Rudolf Dassler Sport	2,177,313
375,000	Symrise AG	9,335,258
100,000	Wacker Construction Equipment AG	1,883,049
40,000	Wincor Nixdorf AG	3,173,929
	Total Germany	87,664,055

	Greece — 0.6%
85,000	Bank of Cyprus Public Co Ltd	1,182,664
29,718	Folli-Follie Abee	810,663
75,000	Metka SA	1,586,748
75,000	Mytilineos Holdings SA	1,001,954
50,000	Piraeus Bank SA	1,678,343
	Total Greece	6,260,372

	Hong Kong — 1.9%
3,953,579	Hong Kong & Shanghai Hotels	6,889,620
2,607,702	Industrial & Commercial Bank of China	6,944,516
9,972,000	TPV Technology Ltd	6,142,366
	Total Hong Kong	19,976,502

	India — 0.2%
200,000	Welspun Gujarat Stahl Ltd	1,835,073

	Ireland — 0.8%
66,346	Anglo Irish Bank Corp	866,420
507,600	Blackrock International *	186,290
66,351	CRH Plc	2,441,440
41,500	DCC Plc	964,852
30,000	FBD Holdings Plc	1,121,246
46,000	Grafton Group Plc *	343,266
379,440	IFG Group Plc	1,210,734
9,500	Irish Life & Permanent Plc	165,771
25,000	Kerry Group Plc	754,231
	Total Ireland	8,054,250

	Italy — 5.5%
355,000	Arnoldo Mondadori Editore SPA (a)	2,589,639
107,000	Banco Popolare Scarl	2,147,368

Shares	Description	Value ($)
	Italy — continued
157,000	Brembo SPA	1,844,890
179,200	Buzzi Unicem SPA	5,263,256
436,100	Campari	4,127,970
232,700	Finmeccanica SPA	7,057,132
307,716	Grouppo Editoriale L’Espresso (a)	944,054
1,228,700	IFIL SPA (a)	10,275,728
300,300	Indesit Company SPA (a)	3,767,481
621,425	Intesa San Paolo	4,077,596
100,000	Italcementi SPA	2,021,744
600,000	Snam Rete Gas SPA	3,987,978
2,359,364	Telecom Italia SPA-Di RISP	4,172,716
187,500	Unione di Banche Italiane ScpA	4,832,733
	Total Italy	57,110,285

	Japan — 16.6%
500,000	Asics Corp	5,554,176
600,000	Capcom	19,931,194
1,548,000	Daicel Chemical Industries Ltd	9,670,865
533,900	Daiei Inc * (a)	3,936,432
3,000,000	Dainippon Ink and Chemicals Inc	9,733,654
120,000	Diamond Lease Co Ltd	5,603,430
11,900	Disco Corp	613,422
599	Fuji Television Network Inc	1,006,143
300,000	Hisamitsu Pharmaceutical Co Inc	12,097,445
600,000	Hitachi Chemical Co Ltd	13,418,828
350,000	Hitachi Koki Co Ltd	5,941,347
300,000	Hitachi Transport System Ltd	3,735,082
500,000	Izumi Co Ltd (a)	8,448,305
600	Japan Retail Fund Investment Corp	3,901,539
160,000	Keihin Corp	2,849,006
650,000	Keiyo Bank Ltd (The)	4,391,989
101,000	KOSE Corp	2,359,976
120,000	Micronics Japan Co Ltd (a)	4,435,863
58,800	Musashi Seimitsu Industry Co Ltd	1,521,127
600,000	Nabtesco Corp	8,960,122
700,000	NHK Spring Co Ltd	6,515,305
275,600	Nippon System Development Co Ltd	3,544,895
450,000	Sanwa Shutter Corp	1,792,464
593	Seven Bank Ltd	1,125,024
725,000	Shimadzu Corp	7,788,525
1,250,000	Snow Brand Milk Products Co Ltd (a)	3,675,329
300,000	Sumitomo Rubber Industries	2,475,769
20,100	Tachihi Enterprise Co Ltd	1,290,157
270,000	Taiyo Ink Manufacturing Co Ltd	5,985,534
437,000	Toyo Suisan Kaisha Ltd	9,416,250
1,254	USJ Co Ltd	846,631
	Total Japan	172,565,828

	Malaysia — 0.3%
3,000,000	E&O Property Development Berhad *	1,765,741
480,900	Eastern & Oriental Berhad	237,051

Shares	Description	Value ($)
	Malaysia — continued
700,000	IJM Corp Berhad	1,242,435
	Total Malaysia	3,245,227

	Mexico — 0.9%
1,000,000	Controladora Comercial Mexicana SA de CV	3,109,587
1,096,400	Megacable Holdings SAB de CV *	3,506,032
1,700,000	Sare Holding SA de CV *	2,536,895
	Total Mexico	9,152,514

	Netherlands — 2.5%
288,097	Corporate Express NV (a)	3,795,954
173,345	CSM	6,605,443
131,100	Imtech NV	3,678,805
69,660	Koninklijke Ten Cate NV	2,500,449
170,000	Koninklijke Wessanen NV	2,252,713
40,621	Randstad Holdings NV	1,770,648
286,136	Reed Elsevier NV	5,339,692
	Total Netherlands	25,943,704

	New Zealand — 0.0%
485,400	Air New Zealand	441,645

	Norway — 2.4%
1,442,334	Ability Drilling ASA *	4,185,753
3,000,000	DNO International ASA * (a)	5,853,221
832,085	Prosafe ASA	8,892,415
832,085	Prosafe Production Public Ltd *	5,771,575
	Total Norway	24,702,964

	Philippines — 0.5%
17,000,000	Aboitiz Power Corp	2,178,051
5,100,000	Alliance Global Group Inc *	396,347
1,147,500	First Gen Corp	918,343
23,400,000	Pepsi-Cola Products Philippines Inc *	1,497,087
	Total Philippines	4,989,828

	Singapore — 1.4%
17,296,000	Anwell Technologies Ltd *	884,141
375,000	ARA Asset Management Ltd 144A	201,966
575,000	Banyan Tree Holdings Inc	611,973
3,569,000	Chemoil Energy Ltd	1,427,243
3,307,000	Financial One Corp	1,166,576
3,250,000	First Ship Lease Trust	2,863,666
2,563,000	Huan Hsin Holdings Ltd	1,091,612
2,962,000	LMA International NV *	502,097
1,097,000	People’s Food Holdings Ltd	921,559
2,000,000	Petra Foods Ltd	1,487,569
350,000	SembCorp Marine Ltd	1,185,561
1,585,937	Unisteel Technology Ltd	1,830,837
	Total Singapore	14,174,800

Shares	Description	Value ($)
	South Korea — 3.2%
38,980	Asia Cement Co Ltd	2,423,484
20,000	Cheil Industries Inc	1,033,472
42,040	Hana Financial Group Inc	1,755,679
298,849	Handsome Corp	3,670,737
10,000	Hite Brewery Co Ltd	1,126,216
10,000	KCC Engineering & Construction Co	481,645
144,000	Kooksoondang Co Ltd	716,031
81,100	Korea Electric Terminal Co	1,878,340
320,963	Kortek Corp	2,488,996
76,110	Kumho Tire Co Inc	753,517
22,000	Nong Shim Co Ltd	3,852,530
61,000	Pulmuone Co Ltd	2,898,888
134,800	Pusan Bank	1,957,627
78,000	Samsung Card Co Ltd	4,000,552
60,000	Samsung Techwin Co Ltd	3,550,598
25,000	Samwhan Corp	575,465
	Total South Korea	33,163,777

	Spain — 1.6%
32,000	ACS Actividades de Construccion y Servicios SA	1,932,874
30,000	Fomento de Construcciones y Contratas SA	2,072,175
15,597	Gas Natural SDG SA	902,305
5,000	Grupo Ferrovial SA	393,274
209,000	Mapfre SA	1,131,463
30,000	Red Electrica de Espana	2,122,227
65,000	Tecnicas Reunidas SA	5,440,215
43,864	Union Fenosa SA	2,851,413
	Total Spain	16,845,946

	Sweden — 1.4%
50,950	Autoliv Inc SDR	2,781,070
317,200	SAAB AB Class B	8,896,158
1,000,000	Trigon Agri A/S *	2,690,514
	Total Sweden	14,367,742

	Switzerland — 5.7%
213,100	Bank Sarasin & Cie AG B Shares (Registered)	10,488,875
14,450	Bobst Group AG (Registered)	1,182,872
86,286	Charles Voegele Holding AG *	7,737,385
2,389	Forbo Holdings AG (Registered) * (a)	1,171,843
18,940	Geberit AG (Registered)	3,213,091
17,510	Helvetia Patria Holding (Registered)	6,965,378
1,000	Jelmoli Holding AG (Bearer) *	2,594,381
3,250	Jelmoli Holding AG (Registered)	1,855,313
200,309	Kardex AG *	12,222,952
552	SGS SA (Registered)	829,681
18,000	Swatch Group AG	5,040,926
17,908	Valiant Holding (Registered)	3,341,733
9,350	Valora Holding AG	2,367,823
	Total Switzerland	59,012,253

Shares	Description	Value ($)
	Taiwan — 1.7%
160,000	104 Corp	679,265
1,550,000	Advanced Semiconductor Engineering Inc	1,630,207
4,319,000	Arima Computer Corp *	720,032
263,900	Catcher Technology Co Ltd	912,560
2,040,150	China Motor Corp	1,601,372
1,000,000	Continental Engineering Corp	734,942
427,380	E.Sun Financial Holdings Co Ltd *	241,251
4,416,000	Gold Circuit Electronics Ltd	3,329,082
418,000	Kinsus Interconnect Technology Corp	1,094,401
270,000	Novatek Microelectronics Corp Ltd	1,049,740
1,507,434	Phoenix Precision Technology Corp	940,190
2,417,940	Tsann Kuen Enterprises Co Ltd	3,525,419
1,319,356	Yulon Motor Co Ltd	1,582,897
	Total Taiwan	18,041,358

	Thailand — 0.2%
836,000	Esso Thailand Pcl (Foreign Registered) *	264,989
11,100,000	Home Product Center Pcl (Foreign Registered)	1,775,351
	Total Thailand	2,040,340

	United Kingdom — 17.1%
145,000	Alliance & Leicester Plc	1,223,286
145,000	AMEC Plc	2,400,989
150,000	Aquarius Platinum Ltd	2,458,465
488,989	Balfour Beatty Plc	4,156,330
360,327	BBA Aviation Plc	1,023,834
687,250	Bodycote International Plc	3,148,721
533,333	Brit Insurance Holdings Plc	2,290,447
438,800	British Airways Plc	2,023,802
135,000	British Energy Group Plc	1,962,526
319,100	Carphone Warehouse Group Plc (a)	1,501,756
573,403	Cattle’s Plc	2,077,931
269,000	Centrica Plc	1,566,668
144,888	Chemring Group	7,025,053
550,000	Cobham Plc	2,305,589
742,000	Compass Group Plc	5,518,762
106,951	Computacenter Plc	355,479
200,000	Davis Service Group (Ordinary)	1,945,402
1,500,000	Dawnay Day Treveria Plc	1,237,055
132,333	De La Rue Plc	2,493,277
3,300,000	Dimension Data Holdings Plc	3,417,528
11,400	Experian Group	91,745
95,200	Filtrona Plc	298,770
307,600	Fyffes Plc	396,731
703,000	Galliford Try Plc	628,886
60,027	Go-Ahead Group Plc	1,842,507
621,109	Group 4 Securicor Plc	2,774,327
1,116,252	Hays Plc	2,268,011
386,049	ICAP Plc	4,711,162
593,466	Inmarsat Plc	5,547,759
111,277	Intermediate Capital Group Plc	3,519,231
115,000	International Personal Finance	587,437
114,600	Interserve Plc	1,084,523

Shares	Description	Value ($)
	United Kingdom — continued
175,000	ITV Plc	204,251
225,000	JJB Sports Plc	494,641
115,000	Johnson Matthey Plc	4,595,184
104,929	Kazakhmys Plc	3,515,432
160,000	Kesa Electricals Plc	644,284
191,649	Kier Group Plc	3,987,447
166,000	Lamprell Plc	1,727,144
146,000	Misys Plc	460,425
342,652	Mitie Group Plc	1,569,020
207,142	N Brown Group	918,477
71,000	Next Plc	1,628,642
497,357	Pennon Group Plc	6,396,210
196,076	Petrofac Ltd	2,431,272
305,555	Playtech Ltd	3,329,672
57,500	Provident Financial Plc	910,610
75,000	Punch Taverns Plc	824,906
600,000	Qinetiq Plc	2,463,368
200,000	Record Plc *	352,798
375,736	Rexam Plc	3,299,759
750,000	RM Plc	3,138,043
1,091,496	Royal & Sun Alliance Insurance Group	2,967,976
1,000,000	Sage Group Plc	4,460,393
175,000	Savills Plc	889,384
50,000	Schroders Plc	1,041,290
398,769	Segro Plc	3,293,104
419,930	Serco Group Plc	3,717,157
50,000	Severn Trent (Ordinary Shares)	1,444,037
144,000	Shire Ltd	2,456,398
755,160	Smith (David S.) Holdings Plc	2,007,343
115,600	Smith News Plc	214,314
50,000	Smiths Group Plc	997,155
100,000	Smurfit Kappa Plc	1,011,689
23,796	Soco International Plc *	907,156
147,500	Spice Plc	1,672,717
58,600	Tate & Lyle Plc	538,487
64,300	Tomkins Plc	230,607
307,600	Total Produce	295,218
85,181	Travis Perkins Plc	1,410,524
220,000	Trinity Mirror Plc	992,356
1,080,000	TT Group Plc	2,625,651
155,700	Ultra Electronics Holdings	3,771,342
201,206	United Business Media Plc	2,457,776
91,179	Venture Production (Ordinary Shares)	1,583,952
131,495	VT Group Plc	1,704,102
177,097	WH Smith Plc	1,391,143
270,366	William Hill Plc	2,031,249
1,036,882	William Morrison Supermarkets Plc	6,016,458
33,800	Wolseley Plc	368,510
850,000	Wood Group (John) Plc	7,535,185
275,000	Yell Group Plc	687,907
	Total United Kingdom	177,496,154
	TOTAL COMMON STOCKS (COST $767,265,296)	982,070,295

Shares/ Par Value($)	Description	Value ($)
	PREFERRED STOCKS — 1.2%

	France — 0.1%
6,800	Casino Guichard-Perrachon SA 3.62% (a)	640,463

	Germany — 0.8%
55,400	Henkel KGaA 1.73%	2,648,247
40,000	Hugo Boss AG 4.55% (a)	1,994,521
200,000	ProSiebenSat.1 Media AG 13.68%	2,839,462
5,200	Volkswagen AG 1.91%	789,213
	Total Germany	8,271,443

	Italy — 0.0%
10,000	IFI Istituto Finanziario Industries *	281,362

	South Korea — 0.3%
320,000	Daishin Securities Co 13.59%	2,859,193
	TOTAL PREFERRED STOCKS (COST $13,833,560)	12,052,461

	SHORT-TERM INVESTMENTS — 11.6%

108,761,138	Bank of New York Mellon Institutional Cash Reserves Fund(d)	108,761,138
11,600,000	Bank of America Time Deposit, 2.20%, due 06/02/08	11,600,000
	TOTAL SHORT-TERM INVESTMENTS (COST $120,361,138)	120,361,138

	TOTAL INVESTMENTS — 107.5% (Cost $901,459,994)	1,114,483,894

	Other Assets and Liabilities (net) — (7.5)%	(77,543,244)

	TOTAL NET ASSETS — 100.0%	$1,036,940,650

As of May 31, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

			Net Unrealized
Aggregate	Gross Unrealized	Gross Unrealized	Appreciation
Cost	Appreciation	(Depreciation)	(Depreciation)
$907,515,990	$273,663,669	$(66,695,765)	$206,967,904

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

SDR - Swedish Depository Receipt

*	Non income-producing security.
(a)

All or a portion of this security is out on loan. As of May 31, 2008, the Fund had loaned securities valued by the Fund at $102,570,581, collateralized by cash in the amount of $108,761,138, which was invested in the Bank of New York Mellon Institutional Cash Reserves Fund.

(b)	Bankrupt issuer.
(c)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.
(d)	All or a portion of this security represents investment of security lending collateral.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material.  Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE.  As a result, foreign equity securities are generally valued using fair value prices supplied by a third party vendor based on models to the extent that these fair value prices are available.  As of May 31, 2008, 85.77% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that may not be active or for which all significant inputs are observable, either directly or indirectly (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2008 in valuing the Fund’s investments carried at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$121,020,467	$28,489,773
Level 2 – Other Significant Observable Inputs	993,462,515	—
Level 3 – Significant Unobservable Inputs	912	—
Total	$1,114,483,894	$28,489,773

*Other financial instruments include foreign currency.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$—

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of March 1, 2008	$921	$—
Realized gain (loss)	—	—
Change in unrealized appreciation/depreciation	(9)	—
Net purchases (sales)	—	—
Net transfers in and/or out of Level 3	—	—
Balance as of May 31, 2008	$912	$—

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date.  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss.  Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss.  These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Schedule of Investments.  In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund.

Futures contracts

The Fund may purchase and sell futures contracts.  Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the

Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options

The Fund may write call and put options. Writing options increases the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder.  When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options which expire are treated as realized gains.  Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option.  In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option.  There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option.  Premiums paid for purchasing options which expire are treated as realized losses.  Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options.  Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2008 (Unaudited)

Shares	Description	Value ($)

	AFFILIATED ISSUERS — 100.0%

	Mutual Funds — 100.0%
2,199,905	GMO Alpha Only Fund, Class IV	24,176,953
553,333	GMO Emerging Countries Fund, Class III	8,897,594
2,374,747	GMO Emerging Markets Fund, Class VI	50,819,579
2,302,275	GMO International Core Equity Fund, Class VI	91,492,391
1,042,391	GMO International Growth Equity Fund, Class IV	30,500,355
953,171	GMO International Intrinsic Value Fund, Class IV	30,206,000
16,110	GMO Short-Duration Investment Fund, Class III	136,294
2,890,959	GMO U.S. Core Equity Fund, Class VI	36,194,808
1,138	GMO U.S. Growth Fund, Class III	19,169
4,607,237	GMO U.S. Quality Equity Fund, Class VI	96,705,897
		369,149,040

	Private Investment Fund — 0.0%
175	GMO SPV I, LLC (a) (b)	49

	TOTAL AFFILIATED ISSUERS (COST $370,245,084)	369,149,089

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 0.0%
4,498	Eurodollar Time Deposit, 1.00%, due 06/02/08	4,498

	TOTAL SHORT-TERM INVESTMENTS (COST $4,498)	4,498

	TOTAL INVESTMENTS — 100.0% (Cost $370,249,582)	369,153,587

	Other Assets and Liabilities (net) — (0.0%)	(6,882)

	TOTAL NET ASSETS — 100.0%	$369,146,705

As of May 31, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$370,267,132	$8,142,238	$(9,255,783)	$(1,113,545)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of these affiliated issuers during the period ended May 31, 2008 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period

GMO Alpha Only Fund, Class IV	$22,706,205	$1,716,000	$—	$—	$—	$24,176,953

GMO Emerging Countries Fund, Class III	8,443,861	—	—	—	—	8,897,594

GMO Emerging Country Debt Fund, Class IV	1,702,519	—	1,711,767	—	—	—

GMO Emerging Markets Fund, Class VI	36,561,535	12,503,376	—	—	—	50,819,579

GMO International Core Equity Fund, Class VI	—	91,492,391	—	—	—	91,492,391

GMO International Growth Equity Fund, Class IV	29,271,874	—	391,040	—	—	30,500,355

GMO International Intrinsic Value Fund, Class IV	28,827,179	—	270,000	—	—	30,206,000

GMO Short-Duration Investment Fund, Class III	135,936	195	—	195	—	136,294

GMO SPV I, LLC	49	—	—	—	171	49

GMO U.S. Core Equity Fund, Class VI	134,495,007	526,559	104,420,000	526,559	—	36,194,808

GMO U.S. Growth Fund, Class III	17,965	44	—	44	—	19,169

GMO U.S. Quality Equity Fund, Class VI	94,350,851	422,785	—	397,784	—	96,705,897
Totals	$356,512,981	$106,661,350	$106,792,807	$924,582	$171	$369,149,089

Notes to Schedule of Investments:

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.
(b)	Underlying investment represents interests in defaulted securities.

Portfolio valuation

Shares of the underlying funds and other mutual funds are valued at their net asset value.

Investments held by the underlying funds are valued as follows.  Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material.  Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, foreign equity securities are generally valued using fair value prices supplied by a third party vendor based on models to the extent that these fair value prices are available. As of May 31, 2008, 50.53% of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by a third party vendor.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that may not be active or for which all significant inputs are observable, either directly or indirectly (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2008 in valuing the Fund’s investments carried at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$369,153,538	$—
Level 2 - Other Significant Observable Inputs	—	—
Level 3 - Significant Unobservable Inputs	49	—
Total	$369,153,587	$—

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$—	$—
Level 2 - Other Significant Observable Inputs	—	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$—	$—

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments

Balance as of March 1, 2008	$49	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Realized gain distributions received	171	—
Realized gain distributions paid	(171)	—
Change in unrealized appreciation/depreciation	—	—
Net purchases (sales)	—	—
Net transfers in and/or out of Level 3	—	—
Balance as of May 31, 2008	$49	$—

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.

Subsequent event

Effective June 1, 2008, the Fund’s benchmark will change to the MSCI ACWI (All Country World Index).  In connection with the change in benchmark, the Fund’s name will change to GMO Global Equity Allocation Fund on June 1, 2008.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2008 (Unaudited)

Shares	Description	Value ($)

	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
48,630,682	GMO Alpha Only Fund, Class IV	534,451,191
4,359,955	GMO Core Plus Bond Fund, Class IV	41,114,372
37,346,603	GMO Domestic Bond Fund, Class VI	340,601,022
1,618,654	GMO Emerging Countries Fund, Class III	26,027,950
1,071,724	GMO Emerging Country Debt Fund, Class IV	10,867,279
15,881,855	GMO Emerging Markets Fund, Class VI	339,871,696
2,081,395	GMO International Bond Fund, Class III	19,523,488
9,415,270	GMO International Core Equity Fund, Class VI	374,162,826
5,954,499	GMO International Growth Equity Fund, Class IV	174,228,653
5,429,885	GMO International Intrinsic Value Fund, Class IV	172,073,071
359,580	GMO Short-Duration Investment Fund, Class III	3,042,050
8,594,667	GMO Special Situations Fund, Class VI	183,753,970
21,080,006	GMO Strategic Fixed Income Fund, Class VI	481,678,140
5,505,072	GMO U.S. Core Equity Fund, Class VI	68,923,501
27,345,694	GMO U.S. Quality Equity Fund, Class VI	573,986,107
	TOTAL MUTUAL FUNDS (COST $3,418,373,322)	3,344,305,316

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 0.0%
17,812	Eurodollar Time Deposit, 1.00%, due 06/02/08	17,812

	TOTAL SHORT-TERM INVESTMENTS (COST $17,812)	17,812

	TOTAL INVESTMENTS — 100.0% (Cost $3,418,391,134)	3,344,323,128

	Other Assets and Liabilities (net) — (0.0%)	(91,191)

	TOTAL NET ASSETS — 100.0%	$3,344,231,937

As of May 31, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$3,438,261,931	$24,498,435	$(118,437,238)	$(93,938,803)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of these affiliated issuers during the period ended May 31, 2008 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO Alpha Only Fund, Class IV	$535,974,748	$9,267,943	$5,000,000	$—	$—	$534,451,191

GMO Core Plus Bond Fund, Class IV	49,187,750	—	8,000,000	—	—	41,114,372

GMO Domestic Bond Fund, Class VI	47,058,826	295,336,473	—	740,134	—	340,601,022

GMO Emerging Countries Fund, Class III	24,700,654	—	—	—	—	26,027,950

GMO Emerging Country Debt Fund, Class IV	10,781,541	—	—	—	—	10,867,279

GMO Emerging Markets Fund, Class VI	325,787,540	—	1,500,000	—	—	339,871,696

GMO International Bond Fund, Class III	19,794,069	—	—	—	—	19,523,488

GMO International Core Equity Fund, Class VI	353,485,226	4,500,000	7,528,000	—	—	374,162,826

GMO International Growth Equity Fund, Class IV	178,541,031	—	14,105,911	—	—	174,228,653

GMO International Intrinsic Value Fund, Class IV	177,101,792	—	14,960,052	—	—	172,073,071

GMO Short-Duration Investment Fund, Class III	3,034,068	4,345	—	4,345	—	3,042,050

GMO Special Situations Fund, Class VI	183,337,321	—	—	—	—	183,753,970

GMO Strategic Fixed Income Fund, Class VI	825,676,074	—	318,891,928	—	—	481,678,140

GMO U.S. Core Equity Fund, Class VI	83,499,236	1,501,300	19,284,983	316,780	—	68,923,501

GMO U.S. Quality Equity Fund, Class VI	546,781,435	16,089,694	397,259	2,338,543	—	573,986,107

Totals	$3,364,741,311	$326,699,755	$389,668,133	$3,399,802	$—	$3,344,305,316

Notes to Schedule of Investments:

Portfolio valuation

Shares of the underlying funds and other mutual funds are valued at their net asset value.

Investments held by the underlying funds are valued as follows.  Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material.  Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, foreign equity securities are generally valued using fair value prices supplied by a third party vendor based on models to the extent that these fair value prices are available. As of May 31, 2008, 33.92% of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by a third party vendor.

Fixed income securities held by the Fund or the underlying funds are typically valued pursuant to prices supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager, at its discretion, may override a price supplied by a primary source by using a price provided by another source if such action is deemed appropriate. The prices provided by such primary pricing sources may differ from the value that would be realized if the securities were sold and the differences could be material.

Certain securities held by the Fund or the underlying funds are valued on the basis of a price provided by a single source. The prices provided may differ from the value that would be realized if the securities were sold and the differences could be material.  As of May 31, 2008, the total value of these securities represented 8.65% of net assets.

The Fund indirectly invests through underlying funds in securities with contractual cash flows, such as asset-backed securities, collateralized mortgage obligations and commercial mortgage backed securities, including securities backed by subprime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate values, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the securities’ market values and changes in interest rates.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that may not be active or for which all significant inputs are observable, either directly or indirectly (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2008 in valuing the Fund’s investments carried at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$3,160,569,158	$—
Level 2 - Other Significant Observable Inputs	$183,753,970	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$3,344,323,128	$—

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$—	$—
Level 2 - Other Significant Observable Inputs	—	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$—	$—

The Fund held no investments or other financial instruments during the period from March 1, 2008 through May 31, 2008, whose fair value was determined using level 3 inputs.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2008 (Unaudited)

Par Value ($)	Description	Value ($)

	DEBT OBLIGATIONS — 0.2%

	Australia — 0.2%

	Asset-Backed Securities
810,274	Medallion Trust, Series 03-1G, Class A, Variable Rate, 3 mo. LIBOR + .19%, 2.79%, due 12/21/33	786,249

	TOTAL DEBT OBLIGATIONS (COST $810,274)	786,249

Shares	Description	Value ($)

	MUTUAL FUNDS — 99.5%

	United States — 99.5%

	Affiliated Issuers
982,617	GMO Emerging Country Debt Fund, Class III	9,963,737
10,628,321	GMO Short-Duration Collateral Fund	254,867,130
45,838	GMO Special Purpose Holding Fund (a) (b)	33,462
2,546,997	GMO World Opportunity Overlay Fund	67,775,594
	Total United States	332,639,923

	TOTAL MUTUAL FUNDS (COST $345,422,023)	332,639,923

Shares/Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 2.5%

	Money Market Funds — 0.4%
1,293,385	State Street Institutional Liquid Cash Reserves Fund-Institutional Class	1,293,385
	Other Short-Term Investments — 2.1%
3,000,000	U.S. Treasury Bill, 1.83%, due 08/14/08 (c) (d)	2,988,594
3,000,000	U.S. Treasury Bill, 1.85%, due 08/21/08 (c) (d)	2,987,448
1,000,000	U.S. Treasury Bill, 1.87%, due 09/18/08 (c) (d)	994,336
		6,970,378

	TOTAL SHORT-TERM INVESTMENTS (COST $8,266,886)	8,263,763

	TOTAL INVESTMENTS — 102.2% (Cost $354,499,183)	341,689,935

	Other Assets and Liabilities (net) — (2.2%)	(7,224,112)

	TOTAL NET ASSETS — 100.0%	$334,465,823

As of May 31, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$361,054,321	$2,129,972	$(21,494,358)	$(19,364,386)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of these affiliated issuers during the period ended May 31, 2008 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period

GMO Emerging Country Debt Fund, Class III	$9,885,128	$—	$—	$—	$—	$9,963,737
GMO Short-Duration Collateral Fund	241,749,211	39,300,000	25,900,000	—	—	254,867,130
GMO Special Purpose Holding Fund	57,756	—	—	—	103,806	33,462
GMO World Opportunity Overlay Fund	66,066,597	5,700,000	6,500,000	—	—	67,775,594
Totals	$317,758,692	$45,000,000	$32,400,000	$—	$103,806	$332,639,923

A summary of outstanding financial instruments at May 31, 2008 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)

Buys
7/08/08	AUD	14,800,000	$14,081,151	$293,101
6/03/08	CHF	6,200,000	5,948,669	(279,514)
6/03/08	CHF	1,900,000	1,822,979	9,154
6/17/08	EUR	101,500,000	157,805,844	(2,444,456)
6/17/08	EUR	6,300,000	9,794,845	25,372
7/22/08	GBP	15,700,000	30,984,152	37,582
6/24/08	JPY	11,072,500,000	105,153,045	(3,386,002)
6/24/08	JPY	90,000,000	854,710	(9,852)
6/10/08	NZD	11,000,000	8,610,450	55,825
6/03/08	SEK	2,121,900	353,621	(413)
			$335,409,466	$(5,699,203)

Sales
7/15/08	CAD	2,900,000	$2,917,054	$(51,441)
7/15/08	CAD	3,500,000	3,520,582	(164)
6/03/08	CHF	8,100,000	7,771,648	166,166
6/03/08	CHF	118,800	113,984	(38)
8/05/08	CHF	1,900,000	1,823,899	(9,190)
6/17/08	EUR	4,700,000	7,307,266	25,204
6/24/08	JPY	360,000,000	3,418,839	45,131
6/24/08	JPY	840,000,000	7,977,291	(23,122)
6/10/08	NZD	4,700,000	3,679,011	(10,238)
			$38,529,574	$142,308

Forward Cross Currency Contracts

Settlement Date	Deliver/Units of Currency		Receive/In Exchange For		Net Unrealized Appreciation (Depreciation)

7/01/08	EUR	10,100,000	NOK	80,560,970	$50,902
7/22/08	EUR	5,400,000	SEK	50,366,070	(10,240)
7/29/08	EUR	8,000,000	SEK	74,625,948	(13,937)
7/01/08	NOK	19,267,920	EUR	2,400,000	(36,469)
7/22/08	SEK	50,353,920	EUR	5,400,000	12,259
					$2,515

Futures Contracts

				Net Unrealized
Number of		Expiration	Contract	Appreciation
Contracts	Type	Date	Value	(Depreciation)

Buys

15	Australian Government Bond 10 Yr.	June 2008	$1,377,014	$(47,596)
49	Australian Government Bond 3 Yr.	June 2008	4,590,069	(77,565)
294	Canadian Government Bond 10 Yr.	September 2008	34,811,896	(79,580)
146	Euro BOBL	June 2008	24,283,484	(988,055)
260	Euro Bund	June 2008	45,271,080	(1,813,242)
500	Federal Fund 30 day	June 2008	204,172,583	(1,090)
2	Japanese Government Bond 10 Yr. (LIF)	June 2008	2,556,061	(37)
80	Japanese Government Bond 10 Yr. (TSE)	June 2008	102,029,975	(3,256,731)
138	U.S. Long Bond (CBT)	September 2008	15,663,000	(311,305)
38	U.S. Treasury Note 10 Yr. (CBT)	September 2008	4,271,438	(53,208)
117	U.S. Treasury Note 5 Yr. (CBT)	September 2008	12,862,688	(126,982)
			$451,889,288	$(6,755,391)

Sales

121	U.S. Treasury Note 2 Yr. (CBT)	June 2008	$25,614,188	$202,595
54	UK Gilt Long Bond	September 2008	11,318,348	25,091
			$36,932,536	$227,686

Swap Agreements

Interest Rate Swaps

Notional		Expiration			Fixed		Market
Amount		Date	Counterparty	Receive (Pay)	Rate	Variable Rate	Value
106,800,000	SEK	9/17/2013	Barclays Bank PLC	(Pay)	4.40%	3 month SEK STIBOR	$509,712
72,800,000	SEK	9/17/2013	Deutsche Bank AG	(Pay)	4.40%	3 month SEK STIBOR	347,444
23,200,000	CHF	9/17/2013	Deutsche Bank AG	Receive	2.90%	6 month CHF LIBOR	(556,273)
19,400,000	CHF	9/17/2013	JP Morgan Chase Bank	Receive	2.90%	6 month CHF LIBOR	(465,159)
3,100,000	AUD	3/19/2018	JP Morgan Chase Bank	Receive	7.07%	6 month AUD BBSW	(56,037)
3,000,000	EUR	3/21/2030	UBS Warburg	Receive	5.90%	3 Month Floating Rate EUR LIBOR	524,272
			Premiums to (Pay) Receive			$57,480	$303,959

Total Return Swaps

Notional		Expiration				Market
Amount		Date	Counterparty	Pay	Receive	Value
75,000,000	USD	9/24/2008	JP Morgan Chase Bank	3 month LIBOR - 0.03%	Return on JP Morgan Hedged Traded Total Return Government Bond Index	$(2,071,675)
			Premiums to (Pay) Receive		$—	$(2,071,675)

As of May 31, 2008, for the futures and/or swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

BBSW - Bank Bill Swap Reference Rate

LIBOR - London Interbank Offered Rate

STIBOR - Stockholm Interbank Offered Rate

Variable rate - The rates shown on variable rate notes are the current interest rates at May 31, 2008, which are subject to change based on the terms of the security.

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.
(b)	Underlying investment represents interests in defaulted securities.
(c)	All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts and/or collateral on open swap contracts.
(d)	Rate shown represents yield-to-maturity.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material.

Fixed income securities held by the Fund or the underlying funds are typically valued pursuant to prices supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager, at its discretion, may override a price supplied by a primary source by using a price provided by another source if such action is deemed appropriate. The prices provided by such primary pricing sources may differ from the value that would be realized if the securities were sold and the differences could be material.

Certain securities held by the Fund or the underlying funds are valued on the basis of a price provided by a single source. The prices provided may differ from the value that would be realized if the securities were sold and the differences could be material.  As of May 31, 2008, the total value of these securities represented 33.45% of net assets.

The Fund directly and indirectly (through underlying funds) invests in securities with contractual cash flows, such as asset-backed securities, collateralized mortgage obligations and commercial mortgage backed securities, including securities backed by subprime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate values, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the securities’ market values and changes in interest rates.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that may not be active or for which all significant inputs are observable, either directly or indirectly (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2008 in valuing the Fund’s investments carried at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$16,934,115	$448,493
Level 2 - Other Significant Observable Inputs	324,722,358	2,102,124
Level 3 - Significant Unobservable Inputs	33,462	—
Total	$341,689,935	$2,550,617

*Other financial instruments include foreign currency, forward currency contracts, futures contracts and swap agreements.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 - Quoted Prices	$—	$(6,755,391)
Level 2 - Other Significant Observable Inputs	—	(9,424,220)
Level 3 - Significant Unobservable Inputs	—	—
Total	$—	$(16,179,611)

** Other financial instruments include forward currency contracts, futures contracts and swap agreements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of March 1, 2008	$57,756	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Realized gain distributions received	79,287
Realized gain distributions paid	(103,806)
Change in unrealized appreciation/depreciation	225	—
Net purchases (sales)	—	—
Net transfers in and/or out of Level 3	—	—
Balance as of May 31, 2008	$33,462	$—

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred.

The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date.  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss.  Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss.  These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Schedule of Investments.  In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund.

Futures contracts

The Fund may purchase and sell futures contracts.  Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options

The Fund may write call and put options. Writing options increases the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder.  When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options which expire are treated as realized gains.  Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option.  In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option.  There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option.  Premiums paid for purchasing options which expire are treated as realized losses.  Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options.  Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Indexed securities

The Fund may invest in indexed securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic.  The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities.  Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate.  In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers (i.e., to reduce risk where a party owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.  Variance swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the annualized realized variance of returns on the underlying price and a fixed quantity, also known as the variance strike, over a period of time.  In connection with these agreements, cash or securities may be set aside as collateral by the Fund’s custodian or brokers in accordance with the terms of the swap agreement. The Fund earns or pays interest on cash set aside as collateral.

Swaps are marked to market daily using models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made on swap contracts are recorded as realized gain or loss. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements with banks and broker-dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price.  In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. government securities or other assets equal in value to its obligations in respect of reverse repurchase agreements.  Reverse repurchase agreements involve the risk that the market value of the securities the Fund has sold under the agreement may decline below the price at which the Fund is obligated to repurchase under the agreement. The market value of the securities the Fund has sold is determined daily and any additional required collateral is allocated to or sent by the Fund on the next business day.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

USD - United States Dollar

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Global Growth Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2008 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 97.5%

	Australia — 2.3%
7,797	BHP Billiton Ltd	327,814
2,324	CSL Ltd	88,485
827	Rio Tinto Ltd	109,191
15,616	Telstra Corp Ltd	70,969
3,028	Woodside Petroleum Ltd	188,524
2,326	Woolworths Ltd	61,695
	Total Australia	846,678

	Austria — 0.1%
644	OMV AG	53,012

	Belgium — 0.3%
2,924	Fortis	71,528
453	Inbev NV	34,924
	Total Belgium	106,452

	Canada — 4.3%
700	Agrium Inc	61,123
700	Bank of Nova Scotia	35,049
1,400	Canadian Natural Resources	137,013
1,400	Canadian Pacific Railway Ltd	102,267
1,700	EnCana Corp	153,147
1,300	Goldcorp Inc	52,296
1,600	Husky Energy Inc	80,290
800	Imperial Oil Ltd	46,498
900	Nexen Inc	34,611
700	Petro-Canada	40,389
1,800	Potash Corp of Saskatchewan Inc	357,482
3,000	Research In Motion Ltd *	414,885
1,400	Suncor Energy Inc	95,545
	Total Canada	1,610,595

	Denmark — 1.5%
3	AP Moller-Maersk A/S Class B	37,376
800	Danske Bank A/S	27,430
564	FLSmidth & Co A/S	67,583
3,900	Novo-Nordisk A/S Class B	253,607
1,100	Vestas Wind Systems A/S *	151,218
	Total Denmark	537,214

	Finland — 3.3%
3,710	Fortum Oyj	179,541
1,858	Kone Oyj Class B	75,323
149	Metso Oyj	7,466
22,453	Nokia Oyj	640,052
1,531	Nokian Renkaat Oyj	79,084
666	Rautaruukki Oyj	35,458
4,225	Sampo Oyj Class A	122,370
1,085	Wartsila Oyj Class B	76,790
	Total Finland	1,216,084

Shares	Description	Value ($)
	France — 4.3%
530	Alstom	133,549
2,604	Arcelor Mittal	257,802
2,098	BNP Paribas (a)	216,380
1,104	Electricite de France	119,525
1,091	Peugeot SA	67,876
5,675	Sanofi-Aventis	423,115
513	Societe Generale	53,303
128	Societe Generale NV (New Shares) *	13,103
3,545	Total SA	308,964
	Total France	1,593,617

	Germany — 5.7%
1,325	Altana AG	25,103
1,359	BASF AG	203,344
1,846	Bayer AG	163,682
2,028	Daimler AG (Registered)	154,176
1,008	Deutsche Boerse AG (a)	144,697
2,741	Deutsche Telekom (Registered)	46,001
1,842	E.ON AG	390,816
219	K&S AG	102,652
762	MAN AG	118,674
774	Metro AG	57,016
652	Q-Cells AG *	79,215
635	RWE AG	82,007
680	Siemens AG (Registered)	77,057
996	Solarworld AG	51,786
857	ThyssenKrupp AG	57,734
1,186	Volkswagen AG	326,260
192	Wacker-Chemie AG	45,795
	Total Germany	2,126,015

	Hong Kong — 3.4%
11,000	Cheung Kong Holdings Ltd	169,400
18,500	CLP Holdings Ltd	167,145
8,600	Esprit Holdings Ltd	100,689
29,000	Hang Lung Properties Ltd	110,497
7,500	Hang Seng Bank Ltd	152,166
41,800	Hong Kong & China Gas	103,040
8,700	Hong Kong Exchanges and Clearing Ltd	149,775
18,000	Li & Fung Ltd	68,209
23,000	New World Development Co Ltd	57,905
10,000	Sun Hung Kai Properties Ltd	161,047
3,500	Swire Pacific Ltd Class A	39,947
	Total Hong Kong	1,279,820

	Ireland — 0.2%
1,734	Allied Irish Banks Plc	34,555
4,284	Bank of Ireland	53,994
	Total Ireland	88,549

	Italy — 0.9%
7,720	ENI SPA	314,981

Shares	Description	Value ($)
	Japan — 6.6%
700	Astellas Pharma Inc	29,633
700	Daikin Industries Ltd	36,138
700	Daito Trust Construction Co Ltd	36,046
400	Fast Retailing Co Ltd	34,634
7,000	Fuji Heavy Industries Ltd	32,819
8,000	Honda Motor Co Ltd	265,726
700	JFE Holdings Inc	39,569
3,200	Komatsu Ltd	101,467
15,000	Marubeni Corp	133,930
3,000	Matsushita Electric Industrial Co Ltd	68,130
3,600	Mitsubishi Corp	124,404
5,000	Mitsui & Co	122,653
5,000	Mitsui OSK Lines Ltd	75,536
1,000	Nikon Corp	31,879
700	Nintendo Co Ltd	385,558
10,500	Nippon Mining Holdings Inc	65,889
12,000	Nippon Oil Corp	86,853
5,000	Nippon Yusen KK	50,882
11,200	Nissan Motor Co	99,495
15,000	Osaka Gas Co Ltd	54,508
5,300	Seven & I Holdings Co Ltd	154,761
2,200	Shin-Etsu Chemical Co Ltd	138,657
2,800	SUMCO Corp	71,805
3,200	Takeda Pharmaceutical Co Ltd	185,508
4,000	TonenGeneral Sekiyu KK	38,157
	Total Japan	2,464,637

	Netherlands — 1.0%
1,671	Heineken NV	98,122
6,658	ING Groep NV	254,235
	Total Netherlands	352,357

	Norway — 0.9%
2,400	DnB NOR ASA	34,470
7,588	StatoilHydro ASA	296,084
	Total Norway	330,554

	Singapore — 2.6%
13,000	Capitaland Ltd	62,681
7,000	City Developments Ltd	58,580
11,000	Cosco Corp	27,610
15,000	Keppel Corp Ltd	134,075
13,000	Oversea-Chinese Banking Corp	82,798
6,800	Singapore Airlines Ltd	79,386
14,000	Singapore Exchange Ltd	82,786
43,000	Singapore Technologies Engineering Ltd	100,600
94,320	Singapore Telecommunications	264,239
5,000	United Overseas Bank Ltd	74,047
	Total Singapore	966,802

	Spain — 1.3%
137	Acciona SA	38,931

Shares	Description	Value ($)
	Spain — continued
1,239	Gas Natural SDG SA	71,677
2,174	Repsol YPF SA	89,894
9,998	Telefonica SA	286,689
	Total Spain	487,191

	Sweden — 0.3%
475	Alfa Laval AB	33,329
1,000	Svenska Cellulosa AB Class B	16,057
1,700	Swedbank AB	42,056
1,500	Tele2 AB Class B	32,097
	Total Sweden	123,539

	Switzerland — 2.3%
6,440	ABB Ltd *	209,202
1,200	Alcon Inc	188,400
178	Nestle SA (Registered)	87,550
7,319	Novartis AG (Registered)	384,345
	Total Switzerland	869,497

	United Kingdom — 8.4%
5,245	AstraZeneca Plc	228,953
6,762	BAE Systems Plc	60,772
20,690	Barclays Plc	153,656
11,582	BG Group Plc	291,295
7,049	BHP Billiton Plc	268,162
4,485	British American Tobacco Plc	167,842
700	Cairn Energy Plc *	46,772
6,214	GlaxoSmithKline Plc	137,619
13,769	HBOS Plc	109,193
4,475	HSBC Holdings Plc	75,499
2,255	Imperial Tobacco Group Plc	90,476
2,740	J Sainsbury Plc	18,934
1,166	London Stock Exchange	23,739
1,622	Next Plc	37,207
29,796	Old Mutual Plc	69,086
3,152	Rio Tinto Plc	379,110
56,143	Royal Bank of Scotland Group	254,457
2,926	Royal Dutch Shell Plc A Shares (London)	124,835
2,755	SABMiller Breweries Plc	70,999
2,715	Unilever Plc	89,895
1,390	Vedanta Resources Plc	69,003
68,742	Vodafone Group Inc	220,733
12,410	William Morrison Supermarkets Plc	72,009
808	Xstrata Plc	63,936
	Total United Kingdom	3,124,182

	United States — 47.8%
4,000	3M Co.	310,240
2,200	Abbott Laboratories	123,970
1,000	Abercrombie & Fitch Co.-Class A	72,600
1,800	Accenture Ltd.	73,476
800	ACE Ltd.	48,056

Shares	Description	Value ($)
	United States — continued
1,000	Adobe Systems, Inc. *	44,060
1,000	Aetna, Inc.	47,160
1,800	Aflac, Inc.	120,834
500	Air Products & Chemicals, Inc.	50,960
1,200	Amazon.com, Inc. *	97,944
1,700	Anadarko Petroleum Corp.	127,449
700	Apache Corp.	93,842
4,500	Apple, Inc. *	849,375
1,200	Archer-Daniels-Midland Co.	47,640
700	Autodesk, Inc. *	28,812
3,600	Automatic Data Processing, Inc.	154,980
1,500	Avon Products, Inc.	58,590
2,100	Bank of New York Mellon Corp. (The)	93,513
700	Bard (C.R.), Inc.	63,840
2,700	Baxter International, Inc.	164,970
1,600	Becton, Dickinson & Co.	135,120
2,400	Bed Bath & Beyond, Inc. *	76,464
3,300	Best Buy Co., Inc.	154,077
300	BlackRock, Inc.	67,497
700	Bunge Ltd.	83,559
1,500	CA, Inc.	39,810
500	Caterpillar, Inc.	41,320
1,200	CH Robinson Worldwide, Inc.	77,400
3,000	Chevron Corp.	297,450
1,500	Chubb Corp.	80,640
1,500	Citrix Systems, Inc. *	51,345
200	CME Group, Inc.	86,060
2,600	Coach, Inc. *	94,380
7,900	Coca-Cola Co. (The)	452,354
1,500	Coca-Cola Enterprises, Inc.	30,210
1,500	Cognizant Technology Solutions Corp.-Class A *	52,920
1,200	Colgate-Palmolive Co.	89,232
2,300	Corning, Inc.	62,882
700	CSX Corp.	48,342
1,300	CVS Caremark Corp.	55,627
700	Danaher Corp.	54,726
1,500	Deere & Co.	122,010
900	Devon Energy Corp.	104,346
600	Diamond Offshore Drilling, Inc.	81,864
3,400	eBay, Inc. *	102,034
1,400	Ecolab, Inc.	62,762
6,300	EMC Corp. *	109,872
700	Emerson Electric Co.	40,726
500	Energizer Holdings, Inc. *	40,795
900	EOG Resources, Inc.	115,767
1,400	Expeditors International of Washington, Inc.	65,912
1,000	Express Scripts, Inc. *	72,110
9,400	Exxon Mobil Corp.	834,344
1,200	Fastenal Co.	59,328
300	First Solar, Inc. *	80,262
200	Fluor Corp.	37,310
2,200	Forest Laboratories, Inc. *	79,002
700	Freeport-McMoRan Copper & Gold, Inc.	80,997

Shares	Description	Value ($)
	United States — continued
2,600	Gap (The), Inc.	47,450
500	Garmin Ltd.	24,325
600	Genentech, Inc. *	42,522
900	General Dynamics Corp.	82,935
400	Genzyme Corp. *	27,384
1,700	Gilead Sciences, Inc. *	94,044
200	Goldman Sachs Group, Inc.	35,282
800	Google, Inc.-Class A *	468,640
1,900	Harley-Davidson, Inc.	78,983
900	Hess Corp.	110,529
7,100	Hewlett-Packard Co.	334,126
4,800	Home Depot, Inc.	131,328
1,000	Honeywell International, Inc.	59,620
1,700	Hudson City Bancorp, Inc.	30,260
1,700	Illinois Tool Works, Inc.	91,290
6,100	Intel Corp.	141,398
3,100	International Business Machines Corp.	401,233
100	Intuitive Surgical, Inc. *	29,359
400	Jacobs Engineering Group, Inc. *	37,912
18,500	Johnson & Johnson	1,234,690
1,400	Juniper Networks, Inc. *	38,528
1,500	Kroger Co.	41,460
700	Lockheed Martin Corp.	76,608
2,800	Lowe’s Cos., Inc.	67,200
500	Mastercard, Inc.-Class A	154,325
4,300	McDonald’s Corp.	255,076
2,100	McGraw-Hill Cos. (The), Inc.	87,129
500	McKesson Corp.	28,825
2,000	Medco Health Solutions, Inc. *	96,900
1,700	Medtronic, Inc.	86,139
900	MEMC Electronic Materials, Inc. *	61,794
5,100	Merck & Co., Inc.	198,696
700	MetLife, Inc.	42,021
20,400	Microsoft Corp.	577,728
700	Molson Coors Brewing Co.-Class B	40,600
2,700	Monsanto Co.	343,980
400	Mosaic Co. (The) *	50,128
700	Murphy Oil Corp.	64,855
1,800	National Oilwell Varco, Inc. *	149,976
3,100	Nike, Inc.-Class B	211,947
900	Northern Trust Corp.	68,400
2,200	Nvidia Corp. *	54,340
3,300	Occidental Petroleum Corp.	303,369
12,200	Oracle Corp. *	278,648
3,000	Paychex, Inc.	103,650
600	Peabody Energy Corp.	44,352
700	Pepsi Bottling Group (The), Inc.	22,694
10,300	PepsiCo, Inc.	703,490
700	Praxair, Inc.	66,542
500	Precision Castparts Corp.	60,400
1,400	Procter & Gamble Co. (The)	92,470
1,800	Qualcomm, Inc.	87,372
700	Raytheon Co.	44,702

Shares/ Par Value($)	Description	Value ($)
	United States — continued
800	Rockwell Collins, Inc.	49,096
3,300	Schlumberger Ltd.	333,729
1,700	Seagate Technology	36,414
800	Smith International, Inc.	63,136
900	Southern Copper Corp.	99,207
600	SPX Corp.	79,728
1,400	State Street Corp.	100,828
2,800	Stryker Corp.	180,740
3,600	Symantec Corp. *	78,228
3,900	Sysco Corp.	120,354
2,100	TD Ameritrade Holding Corp. *	38,031
1,000	Thermo Fisher Scientific, Inc. *	59,020
3,000	TJX Cos. (The), Inc.	96,180
1,169	Transocean, Inc. *	175,572
3,400	United Parcel Service, Inc.-Class B	241,468
3,500	United Technologies Corp.	248,640
3,116	UnitedHealth Group, Inc.	106,599
3,400	Wal-Mart Stores, Inc.	196,316
6,600	Walgreen Co.	237,732
1,900	Walt Disney Co. (The)	63,840
2,000	Weatherford International Ltd. *	91,260
1,300	XTO Energy, Inc.	82,706
	Total United States	17,779,645
	TOTAL COMMON STOCKS (COST $34,355,242)	36,271,421

	PREFERRED STOCKS — 0.6%

	Germany — 0.6%
390	Porsche AG (Non Voting) 0.58%	72,474
979	Volkswagen AG 1.91%	148,584
	Total Germany	221,058
	TOTAL PREFERRED STOCKS (COST $167,554)	221,058

	SHORT-TERM INVESTMENTS — 1.9%
323,008	Bank of New York Mellon Institutional Cash Reserves Fund(b)	323,008
400,000	Royal Bank of Canada Time Deposit, 2.13%, due 06/02/08	400,000
	TOTAL SHORT-TERM INVESTMENTS (COST $723,008)	723,008

	TOTAL INVESTMENTS — 100.0% (Cost $35,245,804)	37,215,487

	Other Assets and Liabilities (net) — (0.0)%	(17,928)

	TOTAL NET ASSETS — 100.0%	$37,197,559

As of May 31, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

			Net Unrealized
Aggregate	Gross Unrealized	Gross Unrealized	Appreciation
Cost	Appreciation	(Depreciation)	(Depreciation)
$35,254,651	$3,537,523	$(1,576,687)	$1,960,836

A summary of outstanding financial instruments at May 31, 2008 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)

Buys
8/22/08	CAD	777,963	$782,310	$(562)
8/22/08	CHF	1,497,295	1,437,470	6,548
8/22/08	CHF	118,736	113,992	694
8/22/08	EUR	94,418	146,300	405
8/22/08	JPY	156,863,870	1,494,542	(20,085)
8/22/08	JPY	201,909,856	1,923,724	(22,233)
8/22/08	NOK	556,989	108,282	(540)
8/22/08	NZD	89,533	69,209	863
8/22/08	SEK	4,827,584	800,846	(1,864)
8/22/08	SGD	104,370	76,884	389
			$6,953,559	$(36,385)

Sales
8/22/08	AUD	751,207	$710,172	$(3,625)
8/22/08	DKK	1,975,842	410,410	334
8/22/08	EUR	1,714,698	2,656,907	3,104
8/22/08	GBP	677,386	1,333,366	(22,797)
8/22/08	HKD	1,082,641	139,007	130
8/22/08	NOK	2,151,420	418,251	5,555
8/22/08	SGD	153,419	113,016	360
			$5,781,129	$(16,939)

Notes to Schedule of Investments:

*	Non income-producing security.
(a)

All or a portion of this security is out on loan. As of May 31, 2008, the Fund had loaned securities valued by the Fund at $310,812, collateralized by cash in the amount of $323,008, which was invested in the Bank of New York Mellon Institutional Cash Reserves Fund.

(b)	All or a portion of this security represents investment of security lending collateral.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material.  Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE.  As a result, foreign equity securities are generally valued using fair value prices supplied by a third party vendor based on models to the extent that these fair value prices are available.  As of May 31, 2008, 45.44% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that may not be active or for which all significant inputs are observable, either directly or indirectly (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2008 in valuing the Fund’s investments carried at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$19,991,743	$317,193
Level 2 – Other Significant Observable Inputs	17,223,744	18,382
Level 3 – Significant Unobservable Inputs	—	—
Total	$37,215,487	$335,575

*Other financial instruments include foreign currency and forward currency contracts.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	—	(71,706)
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$(71,706)

**Other financial instruments include forward currency contracts.

The Fund held no investments or other financial instruments during the period from March 1, 2008 through May 31, 2008, whose fair value was determined using level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date.  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss.  Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss.  These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Schedule of Investments.  In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund.

Futures contracts

The Fund may purchase and sell futures contracts.  Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options

The Fund may write call and put options. Writing options increases the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder.  When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options which expire are treated as realized gains.  Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option.  In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option.  There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option.  Premiums paid for purchasing options which expire are treated as realized losses.  Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options.  Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Swap agreements

The Fund may enter into swap agreements.  A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument.  Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.  Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts.  To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively.  Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate.  The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate.  Variance swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the annualized realized variance of returns on the underlying price and a fixed quantity, also known as the variance strike, over a period of time.  In connection with these agreements, cash or securities may be set aside as collateral by the Fund’s custodian or brokers in accordance with the terms of the swap agreement.  The Fund earns or pays interest on cash set aside as collateral.

Swaps are marked to market daily using models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss.  Payments received or made on swap contracts are recorded as realized gain or loss.  Gains or losses are realized upon early termination of the swap agreements.  These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material.  Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk.  Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.

Currency Abbreviations:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2008 (Unaudited)

Par Value ($)	Description	Value ($)

	DEBT OBLIGATIONS — 28.7%

	Corporate Debt — 11.8%
13,850,000	JP Morgan & Co. Series MTN, Variable Rate, CPI + 4.00%, 5.89%, due 02/15/12	15,433,694

	U.S. Government — 16.9%
4,288,245	U.S. Treasury Inflation Indexed Bond, 3.63%, due 04/15/28 (a)	5,301,343
4,584,060	U.S. Treasury Inflation Indexed Bond, 1.75%, due 01/15/28 (a)	4,319,044
12,294,150	U.S. Treasury Inflation Indexed Note, 1.63%, due 01/15/15 (a)(b)	12,570,769
	Total U.S. Government	22,191,156

	TOTAL DEBT OBLIGATIONS (COST $37,514,835)	37,624,850

Shares	Description	Value ($)

	MUTUAL FUNDS — 69.5%

	Affiliated Issuers — 69.5%
459,798	GMO Emerging Country Debt Fund, Class III	4,662,355
2,480,815	GMO Short-Duration Collateral Fund	59,489,932
28,918	GMO Special Purpose Holding Fund (c)(d)	21,110
1,004,507	GMO World Opportunity Overlay Fund	26,729,932
	TOTAL MUTUAL FUNDS (COST $90,764,607)	90,903,329

	SHORT-TERM INVESTMENTS — 2.0%

	Money Market Funds — 2.0%
2,577,274	State Street Institutional Liquid Cash Reserves Fund-Institutional Class	2,577,274

	TOTAL SHORT-TERM INVESTMENTS (COST $2,577,274)	2,577,274

	TOTAL INVESTMENTS — 100.2% (Cost $130,856,716)	131,105,453

	Other Assets and Liabilities (net) — (0.2%)	(240,330)

	TOTAL NET ASSETS — 100.0%	$130,865,123

As of May 31, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$136,557,354	$1,459,619	$(6,911,520)	$(5,451,901)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of these affiliated issuers during the period ended May 31, 2008 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period

GMO Emerging Country Debt Fund, Class III	$6,756,250	$—	$2,100,000	$—	$—	$4,662,355

GMO Short-Duration Collateral Fund	114,960,626	4,000,000	59,000,000	—	—	59,489,932

GMO Special Purpose Holding Fund	36,437	—	—	—	65,489	21,110

GMO World Opportunity Overlay Fund	44,675,992	1,100,000	19,925,000	—	—	26,729,932
Totals	$166,429,305	$5,100,000	$81,025,000	$—	$65,489	$90,903,329

A summary of outstanding financial instruments at May 31, 2008 is as follows:

Forward Currency Contracts

				Net Unrealized
Settlement				Appreciation
Date	Deliver/Receive	Units of Currency	Value	(Depreciation)

Buys

7/08/08	AUD	5,300,000	$5,042,574	$99,386
6/03/08	CHF	2,800,000	2,686,496	(126,232)
6/03/08	CHF	800,000	767,570	3,854
6/17/08	EUR	5,800,000	9,017,477	(122,523)
6/17/08	EUR	2,400,000	3,731,370	9,666
7/22/08	GBP	2,100,000	4,144,377	6,847
6/24/08	JPY	30,000,000	284,903	(3,284)
6/10/08	NZD	4,100,000	3,209,350	19,700
6/03/08	SEK	880,200	146,688	(171)
			$29,030,805	$(112,757)

Sales

7/15/08	CAD	3,700,000	$3,721,758	$(65,631)
7/15/08	CAD	1,300,000	1,307,645	(61)
6/03/08	CHF	3,600,000	3,454,066	77,248
6/03/08	CHF	53,300	51,139	(17)
8/05/08	CHF	800,000	767,957	(3,869)
6/17/08	EUR	500,000	777,369	2,681
6/24/08	JPY	177,500,000	1,685,678	47,436
6/24/08	JPY	20,000,000	189,936	2,507
6/24/08	JPY	230,000,000	2,184,258	(6,331)
6/10/08	NZD	1,700,000	1,330,706	(3,703)
			$15,470,512	$50,260

Forward Cross Currency Contracts

					Net Unrealized
Settlement					Appreciation
Date	Deliver/Units of Currency		Receive/In Exchange For		(Depreciation)

7/01/08	EUR	3,900,000	NOK	31,110,340	$20,171
7/01/08	NOK	7,225,470	EUR	900,000	(13,676)
7/22/08	EUR	1,600,000	SEK	14,923,280	(3,034)
7/22/08	SEK	14,919,680	EUR	1,600,000	3,632
7/29/08	EUR	2,600,000	SEK	24,254,980	(4,272)
					$2,821

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)

Buys

5	Australian Government Bond 10 Yr.	June 2008	$459,005	$830
15	Australian Government Bond 3 Yr.	June 2008	1,405,123	2,038
100	Canadian Government Bond 10 Yr.	September 2008	11,840,781	(25,544)
1	Japanese Government Bond 10 Yr. (LIF)	June 2008	1,278,031	(18)
8	Japanese Government Bond 10 Yr. (TSE)	June 2008	10,202,998	(334,360)
6	U.S. Long Bond (CBT)	September 2008	681,000	(1,425)
7	U.S. Treasury Note 5 Yr. (CBT)	September 2008	769,562	(2,553)
			$26,636,500	$(361,032)

Sales

14	Euro BOBL	June 2008	$2,328,553	$25,070
29	Euro Bund	June 2008	5,049,467	53,300
29	U.S. Treasury Note 10 Yr.	June 2008	3,304,640	73,387
54	U.S. Treasury Note 2 Yr. (CBT)	June 2008	11,431,125	102,252
62	UK Gilt Long Bond	September 2008	12,995,140	41,458
			$35,108,925	$295,467

Swap Agreements

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Fixed Rate	Variable Rate	Market Value
45,000,000	SEK	9/17/2013	Barclays Bank PLC	(Pay)	4.40%	3 month SEK STIBOR	$214,766
30,200,000	SEK	9/17/2013	Deutsche Bank AG	(Pay)	4.40%	3 month SEK STIBOR	144,132
6,800,000	CHF	9/17/2013	Deutsche Bank AG	Receive	2.90%	6 month CHF LIBOR	(163,045)
9,900,000	CHF	9/17/2013	JP Morgan Chase Bank	Receive	2.90%	6 month CHF LIBOR	(237,375)
1,400,000	AUD	3/19/2018	JP Morgan Chase Bank	Receive	7.07%	6 month AUD BBSW	69,205
			Premiums to (Pay) Receive			$(47,018)	$27,683

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	(Pay)	Receive	Market Value
91,151,290	USD	8/14/2008	Barclays Bank PLC	2.15% to maturity	Barclays TIPS Index Total Return	$(118,095)
			Premiums to (Pay) Receive		$—	$(118,095)

As of May 31, 2008, for the futures and/or swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

BBSW - Bank Bill Swap Reference Rate

CPI - Consumer Price Index

LIBOR - London Interbank Offered Rate

MTN - Medium Term Note

STIBOR – Stockholm Interbank Offered Rate

TIPS - Treasury Inflation Protected Securities

Variable rate - The rates shown on variable rate notes are the current interest rates at May 31, 2008, which are subject to change based on the terms of the security.

(a)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.
(b)	All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts and/or collateral on open swap contracts.
(c)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.
(d)	Underlying investment represents interests in defaulted securities.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material.

Fixed income securities held by the Fund or the underlying funds are typically valued pursuant to prices supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager, at its discretion, may override a price supplied by a primary source by using a price provided by another source if such action is deemed appropriate. The prices provided by such primary pricing sources may differ from the value that would be realized if the securities were sold and the differences could be material.

Certain securities held by the Fund or the underlying funds are valued on the basis of a price provided by a single source. The prices provided may differ from the value that would be realized if the securities were sold and the differences could be material.  As of May 31, 2008, the total value of these securities represented 35.27% of net assets.

The Fund directly and indirectly (through underlying funds) invests in securities with contractual cash flows, such as asset-backed securities, collateralized mortgage obligations and commercial mortgage backed securities, including securities backed by subprime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate values, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the securities’ market values and changes in interest rates.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 - Valuations based on quoted prices for identical securities in active markets.

Level 2 - Valuations based on quoted prices in markets that may not be active or for which all significant inputs are observable, either directly or indirectly (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2008 in valuing the Fund’s investments carried at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$4,662,355	$2,282,200
Level 2 - Other Significant Observable Inputs	126,421,988	721,231
Level 3 - Significant Unobservable Inputs	21,110	—
Total	$131,105,453	$3,003,431

*Other financial instruments include foreign currency, forward currency contracts, futures contracts and swap agreements.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 - Quoted Prices	$—	$(363,900)
Level 2 - Other Significant Observable Inputs	—	(871,319)
Level 3 - Significant Unobservable Inputs	—	—
Total	$—	$(1,235,219)

** Other financial instruments include forward currency contracts, futures contracts and swap agreements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments

Balance as of March 1, 2008	$36,437	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Realized gain distributions received	50,020	—
Realized gain distributions paid	(65,489)	—
Change in unrealized appreciation/depreciation	142	—
Net purchases (sales)	—	—
Net transfers in and/or out of Level 3	—	—
Balance as of May 31, 2008	$21,110	$—

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date.  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss.  Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss.  These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Schedule of Investments.  In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund.

Futures contracts

The Fund may purchase and sell futures contracts.  Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options

The Fund may write call and put options. Writing options increases the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder.  When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options which expire are treated as realized gains.  Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option.  In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option.  There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option.  Premiums paid for purchasing options which expire are treated as realized losses.  Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options.  Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Loan agreements

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates.  The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.  A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders.  The agent administers the terms of the loan, as specified in the loan agreement.  When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower.  The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower.  As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement.  When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

Indexed securities

The Fund may invest in indexed securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic.  The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities.  Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate.  In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers (i.e., to reduce risk where a party owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.  Variance swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the annualized realized variance of returns on the underlying price and a fixed quantity, also known as the variance strike, over a period of time.  In connection with these agreements, cash or securities may be set aside as collateral by the Fund’s custodian or brokers in accordance with the terms of the swap agreement. The Fund earns or pays interest on cash set aside as collateral.

Swaps are marked to market daily using models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made on swap contracts are recorded as realized gain or loss. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements with banks and broker-dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price.  In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. government securities or other assets equal in value to its obligations in respect of reverse repurchase agreements.  Reverse repurchase agreements involve the risk that the market value of the securities the Fund has sold under the agreement may decline below the price at which the Fund is obligated to repurchase under the agreement. The market value of the securities the Fund has sold is determined daily and any additional required collateral is allocated to or sent by the Fund on the next business day.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

USD - United States Dollar

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO International Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2008 (Unaudited)

Par Value		Description	Value ($)

		DEBT OBLIGATIONS — 2.8%

		Australia — 0.1%

		Asset-Backed Securities
USD	436,301	Medallion Trust, Series 03-1G, Class A, Variable Rate, 3 mo. LIBOR + .19%, 2.79%, due 12/21/33	423,365

		Canada — 0.9%

		Foreign Government Obligations
CAD	2,000,000	Government of Canada (Cayman), 7.25%, due 06/01/08	2,013,084
CAD	2,000,000	Province of British Columbia, 7.88%, due 11/30/23	2,704,549
		Total Canada	4,717,633

		United States — 1.8%

		U.S. Government
USD	4,000,000	U.S. Treasury Note, 3.13%, due 09/15/08 (a)	4,013,125
USD	5,000,000	U.S. Treasury Note, 3.00%, due 02/15/09 (a)	5,032,031
		Total United States	9,045,156

		TOTAL DEBT OBLIGATIONS (COST $12,359,227)	14,186,154

Shares	Description	Value ($)

	MUTUAL FUNDS — 98.9%

	United States — 98.9%

	Affiliated Issuers
1,561,790	GMO Emerging Country Debt Fund, Class III	15,836,550
15,681,608	GMO Short-Duration Collateral Fund	376,044,969
37,466	GMO Special Purpose Holding Fund (b) (c)	27,350
3,923,872	GMO World Opportunity Overlay Fund	104,414,225
	Total United States	496,323,094

	TOTAL MUTUAL FUNDS (COST $513,472,192)	496,323,094

	SHORT-TERM INVESTMENTS — 0.4%

	Money Market Funds — 0.4%
1,874,863	State Street Institutional Liquid Cash Reserves Fund-Institutional Class	1,874,863

	TOTAL SHORT-TERM INVESTMENTS (COST $1,874,863)	1,874,863

	TOTAL INVESTMENTS — 102.1% (Cost $527,706,282)	512,384,111

	Other Assets and Liabilities (net) — (2.1%)	(10,548,447)

	TOTAL NET ASSETS — 100.0%	$501,835,664

As of May 31, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$544,697,008	$5,073,481	$(37,386,378)	$(32,312,897)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of these affiliated issuers during the period ended May 31, 2008 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period

GMO Emerging Country Debt Fund, Class III	$15,711,607	$—	$—	$—	$—	$15,836,550

GMO Short-Duration Collateral Fund	362,492,061	58,500,000	44,500,000	—	—	376,044,969

GMO Special Purpose Holding Fund	47,207	—	—	—	84,846	27,350

GMO World Opportunity Overlay Fund	99,460,635	6,200,000	5,000,000	—	—	104,414,225
Totals	$477,711,510	$64,700,000	$49,500,000	$—	$84,846	$496,323,094

A summary of outstanding financial instruments at May 31, 2008 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)

Buys

7/08/08	AUD	22,700,000	$21,597,441	$452,546
7/15/08	CAD	2,000,000	2,011,761	(17,604)
6/03/08	CHF	9,400,000	9,018,949	(423,779)
6/03/08	CHF	2,900,000	2,782,442	13,972
6/17/08	EUR	186,000,000	289,181,153	(4,492,047)
6/17/08	EUR	9,500,000	14,770,005	38,260
7/22/08	GBP	27,800,000	54,863,657	64,837
6/24/08	JPY	21,150,000,000	200,856,799	(6,537,810)
6/24/08	JPY	90,000,000	854,710	(9,852)
6/10/08	NZD	16,400,000	12,837,398	84,423
6/03/08	SEK	3,247,000	541,122	(632)
			$609,315,437	$(10,827,686)

Sales

6/02/08	CAD	2,000,000	$2,012,882	$17,575
7/15/08	CAD	6,400,000	6,437,636	(113,525)
7/15/08	CAD	5,300,000	5,331,167	(248)
6/03/08	CHF	12,300,000	11,801,391	255,320
6/03/08	CHF	184,200	176,733	(59)
8/05/08	CHF	2,900,000	2,783,846	(14,027)
6/17/08	EUR	7,300,000	11,349,583	39,147
6/24/08	JPY	490,000,000	4,653,420	61,428
6/24/08	JPY	1,310,000,000	12,440,776	(36,060)
6/10/08	NZD	6,900,000	5,401,101	(15,030)
			$62,388,535	$194,521

Forward Cross Currency Contracts

Settlement Date	Deliver/Units of Currency		Receive/In Exchange For		Net Unrealized Appreciation (Depreciation)
7/01/08	EUR	15,100,000	NOK	120,436,360	74,875
7/01/08	NOK	28,099,050	EUR	3,500,000	(53,183)
7/22/08	EUR	8,700,000	SEK	81,145,335	(16,498)
7/22/08	SEK	81,125,760	EUR	8,700,000	19,751
7/29/08	EUR	12,600,000	SEK	117,533,922	(22,274)
					$2,671

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)

Buys

74	Australian Government Bond 3 Yr.	June 2008	$6,931,941	$(117,207)
450	Canadian Government Bond 10 Yr.	September 2008	53,283,515	(121,538)
386	Euro BOBL	June 2008	64,201,540	(2,690,401)
745	Euro Bund	June 2008	129,719,057	(5,443,705)
620	Federal Fund 30 day	June 2008	253,174,002	(1,352)
4	Japanese Government Bond 10 Yr. (LIF)	June 2008	5,112,123	(73)
174	Japanese Government Bond 10 Yr. (TSE)	June 2008	221,915,196	(7,009,547)
23	U.S. Long Bond (CBT)	September 2008	2,610,500	(8,670)
26	U.S. Treasury Note 5 Yr. (CBT)	September 2008	2,858,375	(10,167)
23	UK Gilt Long Bond	September 2008	4,820,778	(19,174)
			$744,627,027	$(15,421,834)

Sales

7	Australian Government Bond 10 Yr.	June 2008	$642,606	$3,338
96	U.S. Treasury Note 10 Yr.	June 2008	10,939,500	213,734
323	U.S. Treasury Note 2 Yr. (CBT)	June 2008	68,375,063	545,395
			$79,957,169	$762,467

Swap Agreements

Interest Rate Swaps

Notional		Expiration		Receive	Fixed		Market
Amount		Date	Counterparty	(Pay)	Rate	Variable Rate	Value
146,200,000	SEK	9/17/2013	Barclays Bank PLC	(Pay)	4.40%	3 month SEK STIBOR	$697,751
111,400,000	SEK	9/17/2013	Deutsche Bank AG	(Pay)	4.40%	3 month SEK STIBOR	531,665
34,700,000	CHF	9/17/2013	Deutsche Bank AG	Receive	2.90%	6 month CHF LIBOR	(832,011)
29,200,000	CHF	9/17/2013	JP Morgan Chase Bank	Receive	2.90%	6 month CHF LIBOR	(700,136)
8,300,000	AUD	3/19/2018	JP Morgan Chase Bank	Receive	7.07%	6 month AUD BBSW	(150,035)
5,000,000	EUR	3/21/2030	UBS Warburg	Receive	5.90%	3 month Floating Rate EUR LIBOR	875,869
			Premiums to (Pay) Receive			$73,228	$423,103

As of May 31, 2008, for the futures and/or swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

BBSW - Bank Bill Swap Reference Rate

LIBOR - London Interbank Offered Rate

STIBOR - Stockholm Interbank Offered Rate

Variable rate - The rates shown on variable rate notes are the current interest rates at May 31, 2008, which are subject to change based on the terms of the security.

(a)	All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts and/or collateral on open swap contracts.

(b)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(c)	Underlying investment represents interests in defaulted securities.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material.

Fixed income securities held by the Fund or the underlying funds are typically valued pursuant to prices supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager, at its discretion, may override a price supplied by a primary source by using a price provided by another source if such action is deemed appropriate. The prices provided by such primary pricing sources may differ from the value that would be realized if the securities were sold and the differences could be material.

Certain securities held by the Fund or the underlying funds are valued on the basis of a price provided by a single source. The prices provided may differ from the value that would be realized if the securities were sold and the differences could be material.  As of May 31, 2008, the total value of these securities represented 33.28% of net assets.

The Fund directly and indirectly (through underlying funds) invests in securities with contractual cash flows, such as asset-backed securities, collateralized mortgage obligations and commercial mortgage backed securities, including securities backed by subprime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate values, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the securities’ market values and changes in interest rates.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that may not be active or for which all significant inputs are observable, either directly or indirectly (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2008 in valuing the Fund’s investments carried at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$24,881,706	$762,467
Level 2 - Other Significant Observable Inputs	487,475,055	3,227,419
Level 3 - Significant Unobservable Inputs	27,350	—
Total	$512,384,111	$3,989,886

*Other financial instruments include forward currency contracts, futures contracts and swap agreements.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 - Quoted Prices	$—	$(15,584,425)
Level 2 - Other Significant Observable Inputs	—	(13,434,810)
Level 3 - Significant Unobservable Inputs	—	—
Total	$—	$(29,019,235)

** Other financial instruments include foreign currency, forward currency contracts, futures contracts and swap agreements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments

Balance as of March 1, 2008	$47,207	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Realized gain distributions received	64,805
Realized gain distributions paid	(84,846)
Change in unrealized appreciation/depreciation	184	—
Net purchases (sales)	—	—
Net transfers in and/or out of Level 3	—	—
Balance as of May 31, 2008	$27,350	$—

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date.  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss.  Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss.  These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Schedule of Investments.  In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund.

Futures contracts

The Fund may purchase and sell futures contracts.  Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options

The Fund may write call and put options. Writing options increases the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder.  When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options which expire are treated as realized gains.  Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option.  In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option.  There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option.  Premiums paid for purchasing options which expire are treated as realized losses.  Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options.  Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Indexed securities

The Fund may invest in indexed securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic.  The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities.  Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate.  In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers (i.e., to reduce risk where a party owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.  Variance swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the annualized realized variance of returns on the underlying price and a fixed quantity, also known as the variance strike, over a period of time.  In connection with these agreements, cash or securities may be set aside as collateral by the Fund’s custodian or brokers in accordance with the terms of the swap agreement. The Fund earns or pays interest on cash set aside as collateral.

Swaps are marked to market daily using models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made on swap contracts are recorded as realized gain or loss. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements with banks and broker-dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price.  In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. government securities or other assets equal in value to its obligations in respect of reverse repurchase agreements.  Reverse repurchase agreements involve the risk that the market value of the securities the Fund has sold under the agreement may decline below the price at which the Fund is obligated to repurchase under the agreement. The market value of the securities the Fund has sold is determined daily and any additional required collateral is allocated to or sent by the Fund on the next business day.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

USD - United States Dollar

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO International Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2008 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 94.2%

	Australia — 5.0%
141	Aristocrat Leisure Ltd	1,006
730,094	Australia and New Zealand Banking Group Ltd	15,151,849
170,877	Australian Stock Exchange Ltd	5,624,478
1,109,647	BHP Billiton Ltd	46,653,593
1,401,205	BlueScope Steel Ltd	15,219,082
218,870	CSL Ltd	8,333,300
1,266,234	Foster’s Group Ltd	6,658,281
101,630	Incitec Pivot Ltd	16,924,967
1,902,422	Mirvac Group Ltd	5,991,959
286,903	Newcrest Mining Ltd	8,736,956
1,024,425	Santos Ltd	20,678,083
1,491,907	Stockland	9,008,960
1,529,495	Suncorp-Metway Ltd	21,122,722
527,673	TABCORP Holdings Ltd	5,672,978
4,262,769	Telstra Corp Ltd	19,372,741
959,997	Westpac Banking Corp	21,365,963
641,861	Woodside Petroleum Ltd	39,962,419
848,445	Woolworths Ltd	22,504,337
945,346	Zinifex Ltd	8,597,841
	Total Australia	297,581,515

	Austria — 0.1%
88,416	OMV AG	7,278,160

	Belgium — 1.0%
100,833	Belgacom SA	4,743,997
27,283	Colruyt SA	6,911,834
553,143	Dexia	13,038,571
1,300,543	Fortis	31,814,477
	Total Belgium	56,508,879

	Canada — 3.1%
120,500	Canadian Natural Resources	11,792,894
93,400	Magna International Inc Class A	6,582,933
458,200	National Bank of Canada	25,054,354
364,900	Potash Corp of Saskatchewan Inc	72,469,522
453,200	Research In Motion Ltd *	62,675,334
94,500	Sun Life Financial Inc	4,398,777
	Total Canada	182,973,814

	Denmark — 0.6%
202,325	Novo-Nordisk A/S Class B	13,156,641
151,250	Vestas Wind Systems A/S *	20,792,504
	Total Denmark	33,949,145

	Finland — 4.0%
267,053	Fortum Oyj	12,923,705
45,071	KCI Konecranes Oyj	2,067,668
343,277	Neste Oil Oyj	11,465,535
4,853,810	Nokia Oyj	138,364,253
356,512	Outokumpu Oyj	15,968,742
161,914	Outotec Oyj	11,076,799

Shares	Description	Value ($)

	Finland — continued
210,738	Rautaruukki Oyj	11,219,613
673,584	Sampo Oyj Class A	19,509,281
563,791	Tietoenator Oyj	12,505,771
	Total Finland	235,101,367

	France — 10.2%
51,739	Air Liquide SA	7,605,867
185,488	Alstom	46,739,065
309,279	Arcelor Mittal	30,619,341
531,204	BNP Paribas (a)	54,786,398
108,966	Casino Guichard-Perrachon SA	13,803,243
101,330	Cie de Saint-Gobain	8,178,389
174,708	Essilor International SA (a)	10,984,034
1,380,163	France Telecom SA (a)	41,996,003
83,255	Hermes International (a)	13,759,422
78,952	L’Oreal SA	9,604,155
65,360	Nexans SA	8,914,204
279,950	Peugeot SA (a)	17,416,977
92,855	Renault SA	9,533,554
1,649,909	Sanofi-Aventis	123,013,524
90,011	Societe Generale (a)	9,352,492
22,502	Societe Generale NV (New Shares) *	2,303,493
435,240	Suez SA	32,408,200
1,733,843	Total SA	151,112,785
102,253	UbiSoft Entertainment SA *	9,912,949
	Total France	602,044,095

	Germany — 9.1%
94,101	Adidas AG	6,628,738
512,022	Altana AG	9,700,411
302,102	BASF AG	45,202,821
309,687	Bayer AG	27,459,456
143,808	Bayerische Motoren Werke AG	8,470,481
419,759	Daimler AG (Registered)	31,911,521
271,776	Deutsche Boerse AG	39,013,145
362,630	E.ON AG	76,939,008
318,141	Epcos AG	6,012,528
385,503	GEA Group AG	14,973,566
272,444	Hannover Rueckversicherungs AG (Registered) (a)	14,990,217
55,790	K&S AG	26,150,528
142,475	Linde AG (a)	21,322,393
172,477	MAN AG	26,861,660
88,252	Q-Cells AG *	10,722,167
164,964	RWE AG	21,304,350
109,178	Salzgitter AG	21,450,735
428,184	SAP AG (a)	23,661,551
242,280	SGL Carbon AG *	17,915,345
140,230	Solarworld AG	7,291,089
393,294	Suedzucker AG	8,861,794
175,189	ThyssenKrupp AG	11,802,163
206,996	Volkswagen AG	56,943,119
	Total Germany	535,588,786

Shares	Description	Value ($)

	Greece — 0.3%
330,232	National Bank of Greece SA	18,692,176

	Hong Kong — 1.4%
3,139,221	CLP Holdings Ltd	28,362,445
2,702,500	Hong Kong Electric Holdings Ltd	16,321,349
1,140,900	Hong Kong Exchanges and Clearing Ltd	19,641,246
52,075	Pou Sheng International Holdings Ltd *	25,024
939,000	Sun Hung Kai Properties Ltd	15,122,353
2,083,000	Yue Yuen Industrial Holdings	5,985,792
	Total Hong Kong	85,458,209

	Ireland — 0.5%
627,039	Anglo Irish Bank Corp	8,188,578
430,752	CRH Plc	15,849,874
265,691	DCC Plc	6,177,167
	Total Ireland	30,215,619

	Italy — 2.6%
644,901	Bulgari SPA	7,452,848
1,033,644	Enel SPA	11,623,126
3,330,010	ENI SPA	135,866,515
	Total Italy	154,942,489

	Japan — 19.7%
185,530	Acom Co Ltd	5,843,794
174,100	Aiful Corp	3,020,094
1,365,600	Alps Electric Co Ltd	14,951,486
120,100	Astellas Pharma Inc	5,084,107
5,253	CyberAgent Inc	7,816,943
998,200	Daiei Inc *	7,359,705
730,000	Daiichi Chuo Kisen Kaisha	5,163,790
559,948	Daiichi Sankyo Co Ltd	15,805,296
336,200	Daikin Industries Ltd	17,356,772
2,812,000	Daikyo Inc	5,576,442
1,255	DeNa Co Ltd	8,843,009
99,200	Eisai Co Ltd	3,595,900
110,600	Fanuc Ltd	12,029,136
184,900	Fast Retailing Co Ltd	16,009,503
1,980,000	Fuji Heavy Industries Ltd	9,282,994
897,000	Hitachi Ltd	6,460,968
1,810,900	Honda Motor Co Ltd	60,150,492
264,600	Hoya Corp	7,361,222
926	INPEX Holdings Inc	11,671,453
3,107,000	Itochu Corp	35,979,204
755	Japan Real Estate Investment Corp	9,307,096
859,000	Japan Steel Works Ltd (The)	17,850,369
154,800	JFE Holdings Inc	8,750,296
527,000	Kao Corp	13,754,944
2,312,000	Kawasaki Kisen Kaisha Ltd	25,576,082
4,305	Kenedix Inc	6,368,097
7,080	KK DaVinci Advisors *	5,242,777
1,023,700	Komatsu Ltd	32,459,755

Shares	Description	Value ($)

	Japan — continued
347,400	Konami Corp	12,691,826
164,700	Kyushu Electric Power Co Inc	3,499,708
2,934,000	Marubeni Corp	26,196,763
1,500,000	Matsushita Electric Industrial Co Ltd	34,065,001
871,000	Meiji Dairies Corp	4,750,937
1,724,600	Mitsubishi Corp	59,596,396
1,498,000	Mitsui & Co	36,746,946
1,834,000	Mitsui OSK Lines Ltd	27,706,528
2,506,600	Mitsui Trust Holding Inc	17,849,001
491,800	Mitsumi Electric Co Ltd	14,282,130
498	Mixi Inc *	3,753,487
491,000	NGK Insulators Ltd	8,976,377
413,000	Nikon Corp	13,166,190
128,900	Nintendo Co Ltd	70,997,774
719	Nippon Building Fund Inc	9,546,665
601,000	Nippon Denko Co Ltd	7,239,563
2,863,000	Nippon Light Metal	4,943,012
2,777,500	Nippon Mining Holdings Inc	17,429,289
2,925,000	Nippon Oil Corp	21,170,383
3,843	Nippon Telegraph & Telephone Corp	18,638,777
1,025,000	Nippon Yakin Koguo Co Ltd	7,377,877
1,806,000	Nippon Yusen KK	18,378,627
3,150,100	Nissan Motor Co	27,983,837
9,198	NTT Docomo Inc	14,678,168
145,400	Ono Pharmaceutical Co Ltd	8,402,173
6,666,000	Osaka Gas Co Ltd	24,223,170
372,000	Pacific Metals Co Ltd	3,231,433
12,585	Resona Holdings Inc	21,987,986
509,000	Ricoh Company Ltd	9,373,234
59,800	Rohm Co Ltd	3,920,918
6,344,000	Sanyo Electric Co Ltd *	16,200,128
1,258,000	Seven & I Holdings Co Ltd	36,733,716
449,000	Sharp Corp	7,840,137
503,300	Shin-Etsu Chemical Co Ltd	31,720,930
5,601,900	Sojitz Corp	21,377,678
660,500	SUMCO Corp	16,938,367
195,000	Taisho Pharmaceutical Co Ltd	3,650,973
760,600	Takeda Pharmaceutical Co Ltd	44,093,028
291,260	Takefuji Corp	5,525,454
112,700	TDK Corp	7,743,496
1,276,000	Tokyo Gas Co Ltd	4,852,607
866,800	Tokyo Steel Manufacturing Co	12,002,014
354,000	TonenGeneral Sekiyu KK	3,376,896
1,431,000	Toshiba Corp	12,615,709
304,000	UNY Co Ltd	3,194,981
	Total Japan	1,159,342,016

	Netherlands — 3.2%
2,360,386	Aegon NV	36,010,773
46,256	Corio NV	4,055,426
21,469	Heineken Holding NV	1,110,079
449,928	Heineken NV	26,420,015
1,895,773	ING Groep NV	72,389,998

Shares	Description	Value ($)

	Netherlands — continued
267,205	Koninklijke DSM	16,368,102
203,122	OCE NV	2,861,475
380,217	Reed Elsevier NV	7,095,373
168,219	Tele Atlas NV *	7,849,631
154,281	TomTom NV *	5,726,965
63,789	Wereldhave NV	7,438,753
	Total Netherlands	187,326,590

	Norway — 0.7%
344,800	DnB NOR ASA	4,952,274
809,800	StatoilHydro ASA	31,598,400
364,000	Tandberg ASA	6,478,952
	Total Norway	43,029,626

	Singapore — 1.3%
412,200	MobileOne Ltd	590,592
2,928,000	Oversea-Chinese Banking Corp	18,648,621
2,733,000	Singapore Exchange Ltd	16,160,941
9,853,000	Singapore Telecommunications	27,603,307
844,000	United Overseas Bank Ltd	12,499,172
	Total Singapore	75,502,633

	Spain — 2.1%
975,428	Iberdrola SA	14,049,827
165,275	Inditex SA	8,124,788
620,140	Repsol YPF SA	25,642,480
2,674,937	Telefonica SA	76,702,884
	Total Spain	124,519,979

	Sweden — 1.3%
606,600	Electrolux AB Series B	8,765,196
383,200	Hennes & Mauritz AB Class B	21,203,422
857,200	Investor AB Class B	21,345,473
245,200	SKF AB Class B	4,601,665
254,400	Svenska Handelsbanken AB Class A	7,089,830
176,200	Swedbank AB	4,358,989
334,650	Tele2 AB Class B	7,160,724
	Total Sweden	74,525,299

	Switzerland — 6.5%
1,967,945	ABB Ltd *	63,928,332
131,713	Actelion Ltd *	7,203,832
41,234	Baloise Holding Ltd	4,694,180
199,011	CIE Financiere Richemont SA Class A	12,404,061
183,218	Nestle SA (Registered)	90,116,694
2,525,679	Novartis AG (Registered)	132,631,771
120,745	Roche Holding AG (Non Voting)	20,828,533
48,805	Swatch Group AG	13,667,910
123,820	Swiss Reinsurance Co (Registered)	9,623,828
92,142	Syngenta AG (Registered)	28,206,326
	Total Switzerland	383,305,467

Shares	Description	Value ($)

	United Kingdom — 21.5%
1,694,558	3i Group Plc	29,741,476
1,315,639	AMEC Plc	21,785,063
329,099	Arriva Plc	4,175,498
1,693,363	AstraZeneca Plc	73,918,185
4,048,060	Barclays Plc	30,063,291
704,818	Barratt Developments Plc	2,553,742
1,466,851	BBA Aviation Plc	4,167,915
119,657	Berkeley Group Holdings Plc *	1,925,573
3,369,234	BG Group Plc	84,738,577
1,239,347	BHP Billiton Plc	47,147,970
852,197	British American Tobacco Plc	31,891,738
620,400	Britvic Plc	3,849,318
641,418	Cadbury Plc	8,576,067
909,642	Capita Group Plc	12,201,993
344,724	Cookson Group Plc	4,989,481
954,394	Diageo Plc	18,665,490
6,307,288	DSG International Plc	7,277,817
893,591	FirstGroup Plc	9,381,252
7,799,421	GlaxoSmithKline Plc	172,731,126
3,303,609	HBOS Plc	26,198,726
1,940,294	Home Retail Group	9,011,921
707,677	ICAP Plc	8,636,159
435,754	Imperial Tobacco Group Plc	17,483,555
585,520	Kesa Electricals Plc	2,357,756
1,050,873	Kingfisher Plc	2,863,343
1,698,984	Ladbrokes Plc	10,566,715
441,807	London Stock Exchange	8,994,791
773,035	Michael Page International Plc	4,382,901
418,646	Next Plc	9,603,163
3,231,060	Northern Foods Plc	5,089,604
2,845,307	Old Mutual Plc	6,597,253
234,773	Provident Financial Plc	3,718,030
342,857	Reckitt Benckiser Group Plc	20,207,073
936,109	Rio Tinto Plc	112,591,343
10,934,513	Royal Bank of Scotland Group	49,558,485
785,414	Royal Dutch Shell Group Class A (Amsterdam)	33,533,672
1,370,789	Royal Dutch Shell Plc A Shares (London)	58,483,383
524,236	Royal Dutch Shell Plc B Shares (London)	21,901,414
523,446	SABMiller Breweries Plc	13,489,682
286,269	Scottish & Southern Energy Plc	8,351,981
6,425,734	Signet Group Plc	7,895,635
625,943	Smith & Nephew Plc	6,725,259
254,997	Spectris Plc	3,912,233
2,404,744	Stagecoach Group Plc	11,063,362
2,937,716	Taylor Woodrow Plc	4,956,316
1,914,380	Tesco Plc	15,725,855
694,916	Tomkins Plc	2,492,260
254,974	Travis Perkins Plc	4,222,149
1,375,957	Trinity Mirror Plc	6,206,539
660,972	Unilever Plc	21,885,144
52,173,195	Vodafone Group Inc	167,530,159
576,582	WH Smith Plc	4,529,201

Shares/ Par Value($)	Description	Value ($)

	United Kingdom — continued
568,508	Wolseley Plc	6,198,258
	Total United Kingdom	1,266,744,892
	TOTAL COMMON STOCKS (COST $5,252,788,501)	5,554,630,756

	PREFERRED STOCKS — 0.6%

	Germany — 0.6%
86,840	Porsche AG (Non Voting) 0.58%	16,137,476
131,566	Volkswagen AG 1.91%	19,968,010
	Total Germany	36,105,486
	TOTAL PREFERRED STOCKS (COST $20,335,489)	36,105,486

	SHORT-TERM INVESTMENTS — 5.4%

188,692,919	Bank of New York Mellon Institutional Cash Reserves Fund (b)	188,692,919
15,000,000	Rabobank Time Deposit, 2.25%, due 06/02/08	15,000,000
115,000,000	Royal Bank of Canada Time Deposit, 2.13%, due 06/02/08	115,000,000
	TOTAL SHORT-TERM INVESTMENTS (COST $318,692,919)	318,692,919

	TOTAL INVESTMENTS — 100.2% (Cost $5,591,816,909)	5,909,429,161

	Other Assets and Liabilities (net) — (0.2)%	(11,166,190)

	TOTAL NET ASSETS — 100.0%	$5,898,262,971

As of May 31, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

			Net Unrealized
Aggregate	Gross Unrealized	Gross Unrealized	Appreciation
Cost	Appreciation	(Depreciation)	(Depreciation)
$5,594,651,325	$761,421,195	$(446,643,359)	$314,777,836

A summary of outstanding financial instruments at May 31, 2008 is as follows:

Forward Currency Contracts

				Net Unrealized
Settlement				Appreciation
Date	Deliver/Receive	Units of Currency	Value	(Depreciation)

Buys
8/22/08	CHF	36,157,635	$34,712,940	$158,130
8/22/08	CHF	36,157,635	34,712,940	434,875
8/22/08	CHF	36,157,635	34,712,940	154,663
8/22/08	CHF	36,157,635	34,712,940	150,699
8/22/08	CHF	36,157,635	34,712,940	450,043
8/22/08	CHF	36,157,635	34,712,940	359,056
8/22/08	CHF	47,159,635	45,275,350	425,904
8/22/08	EUR	19,909,000	30,848,797	13,339
8/22/08	GBP	8,641,000	17,008,930	418
8/22/08	HKD	54,776,403	7,033,075	(7,539)
8/22/08	HKD	53,165,333	6,826,220	(6,436)
8/22/08	HKD	53,165,333	6,826,220	(6,492)
8/22/08	JPY	6,522,452,647	62,143,553	(349,662)
8/22/08	JPY	4,407,915,647	41,997,015	(581,258)
8/22/08	JPY	4,407,915,647	41,997,015	(327,373)
8/22/08	JPY	4,407,915,647	41,997,015	(431,911)
8/22/08	JPY	4,407,915,647	41,997,015	(564,402)
8/22/08	JPY	4,407,915,647	41,997,015	(589,074)
8/22/08	JPY	4,407,915,647	41,997,015	(599,774)
8/22/08	NZD	19,177,500	14,824,272	232,265
8/22/08	NZD	19,177,500	14,824,272	184,935
8/22/08	SEK	194,309,928	32,234,025	(147,725)
8/22/08	SEK	194,309,928	32,234,025	(75,042)
8/22/08	SEK	194,309,928	32,234,025	(113,224)
8/22/08	SEK	194,309,928	32,234,025	(183,380)
8/22/08	SEK	194,309,928	32,234,025	(14,979)
8/22/08	SEK	194,309,928	32,234,025	(36,167)
8/22/08	SEK	194,309,928	32,234,025	(107,410)
			$891,508,594	$(1,577,521)

Sales
8/22/08	AUD	21,847,097	$20,653,699	$(128,330)
8/22/08	AUD	21,847,097	20,653,699	(113,714)
8/22/08	AUD	21,847,097	20,653,699	(104,538)
8/22/08	AUD	21,847,097	20,653,699	(82,407)
8/22/08	AUD	21,847,097	20,653,699	(108,689)
8/22/08	AUD	21,847,097	20,653,699	(91,867)
8/22/08	AUD	21,847,097	20,653,699	(105,412)
8/22/08	CAD	16,116,956	16,207,011	52,050
8/22/08	CAD	16,116,956	16,207,011	14,657
8/22/08	CAD	16,605,348	16,698,131	28,822
8/22/08	DKK	39,054,929	8,112,248	(12,926)
8/22/08	DKK	39,054,929	8,112,248	(29,626)
8/22/08	DKK	40,238,411	8,358,073	6,805
8/22/08	EUR	9,257,000	14,343,629	(59,152)
8/22/08	EUR	16,557,368	25,655,476	31,790
8/22/08	EUR	16,557,368	25,655,476	(106,795)
8/22/08	EUR	16,557,368	25,655,476	25,498
8/22/08	EUR	16,557,368	25,655,476	29,969
8/22/08	EUR	16,557,368	25,655,476	(70,866)
8/22/08	GBP	18,730,152	36,868,400	(647,283)
8/22/08	GBP	18,730,152	36,868,400	(548,388)
8/22/08	GBP	18,730,152	36,868,400	(673,936)
8/22/08	GBP	18,730,152	36,868,400	(573,299)
8/22/08	GBP	18,730,152	36,868,400	(533,216)
8/22/08	GBP	18,730,152	36,868,400	(691,111)
8/22/08	GBP	18,730,152	36,868,400	(630,351)
8/22/08	JPY	1,212,379,000	11,551,105	(41,437)
8/22/08	NOK	46,629,998	9,065,200	115,455
8/22/08	NOK	46,629,998	9,065,200	130,406
8/22/08	NOK	48,043,029	9,339,903	124,056
8/22/08	SGD	5,337,153	3,931,605	(17,490)
8/22/08	SGD	5,337,153	3,931,605	(23,183)
8/22/08	SGD	5,498,885	4,050,744	(27,945)
			$669,905,786	$(4,862,453)

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)

Buys
14	AEX	June 2008	$2,116,847	$(559)
97	CAC 40	June 2008	7,568,778	(1,561)
406	DAX	June 2008	112,217,764	9,651,438
5	Hang Seng	June 2008	783,551	1,376
11	IBEX 35	June 2008	2,326,119	1,585
1,026	MSCI Singapore	June 2008	59,425,185	1,875,587
78	OMXS 30	June 2008	1,306,560	(187)
149	S&P/MIB	June 2008	38,609,732	2,938,593
18	SPI 200	June 2008	2,454,208	12,391
814	TOPIX	June 2008	108,409,789	13,212,300
			$335,218,533	$27,690,963

Sales
352	FTSE 100	June 2008	$42,122,492	$(3,129,879)
567	S&P Toronto 60	June 2008	100,366,304	(13,430,321)
			$142,488,796	$(16,560,200)

As of May 31, 2008, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

*	Non income-producing security.
(a)

All or a portion of this security is out on loan. As of May 31, 2008, the Fund had loaned securities valued by the Fund at $180,794,414, collateralized by cash in the amount of $188,692,919, which was invested in the Bank of New York Mellon Institutional Cash Reserves Fund.

(b)	All or a portion of this security represents investment of security lending collateral.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material.  Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE.  As a result, foreign equity securities are generally valued using fair value prices supplied by a third party vendor based on models to the extent that these fair value prices are available.  As of May 31, 2008, 91.65% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that may not be active or for which all significant inputs are observable, either directly or indirectly (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2008 in valuing the Fund’s investments carried at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$338,938,858	$69,753,595
Level 2 – Other Significant Observable Inputs	5,570,490,303	3,123,835
Level 3 – Significant Unobservable Inputs	—	—
Total	$5,909,429,161	$72,877,430

*Other financial instruments include foreign currency, forward currency contracts and futures contracts.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 – Quoted Prices	$—	$(16,562,507)
Level 2 – Other Significant Observable Inputs	—	(9,563,809)
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$(26,126,316)

**Other financial instruments include forward currency contracts and futures contracts.

The Fund held no investments or other financial instruments during the period from March 1, 2008 through May 31, 2008, whose fair value was determined using level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date.  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss.  Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss.  These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Schedule of Investments.  In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund.

Futures contracts

The Fund may purchase and sell futures contracts.  Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options

The Fund may write call and put options. Writing options increases the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder.  When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options which expire are treated as realized gains.  Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option.  In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option.  There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option.  Premiums paid for purchasing options which expire are treated as realized losses.  Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options.  Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Swap agreements

The Fund may enter into swap agreements.  A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument.  Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.  Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts.  To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively.  Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate.  The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate.  Variance swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the annualized realized variance of returns on the underlying price and a fixed quantity, also known as the variance strike, over a period of time.  In connection with these agreements, cash or securities may be set aside as collateral by the Fund’s custodian or brokers in accordance with the terms of the swap agreement.  The Fund earns or pays interest on cash set aside as collateral.

Swaps are marked to market daily using models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss.  Payments received or made on swap contracts are recorded as realized gain or loss.  Gains or losses are realized upon early termination of the swap agreements.  These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material.  Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk.  Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions.

Currency Abbreviations:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2008 (Unaudited)

Shares	Description	Value ($)

	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
1,436,787	GMO Emerging Countries Fund, Class III	23,103,538
8,496,681	GMO Emerging Markets Fund, Class VI	181,828,983
11,522,230	GMO International Growth Equity Fund, Class IV	337,140,444
10,587,066	GMO International Intrinsic Value Fund, Class IV	335,504,125
	TOTAL MUTUAL FUNDS (COST $786,311,081)	877,577,090

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 0.0%
23,400	Eurodollar Time Deposit, 1.00%, due 06/02/08	23,400

	TOTAL SHORT-TERM INVESTMENTS (COST $23,400)	23,400

	TOTAL INVESTMENTS — 100.0% (Cost $786,334,481)	877,600,490

	Other Assets and Liabilities (net) — (0.0%)	(35,244)

	TOTAL NET ASSETS — 100.0%	$877,565,246

As of May 31, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$786,334,481	$91,266,009	$—	$91,266,009

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of these affiliated issuers during the period ended May 31, 2008 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period

GMO Emerging Countries Fund, Class III	$24,331,147	$—	$2,535,050	$—	$—	$23,103,538

GMO Emerging Markets Fund, Class VI	165,596,573	17,269,775	8,928,000	—	—	181,828,983

GMO International Growth Equity Fund, Class IV	283,913,374	42,539,637	6,069,972	—	—	337,140,444

GMO International Intrinsic Value Fund, Class IV	281,716,937	42,910,309	6,214,037	—	—	335,504,125
Totals	$755,558,031	$102,719,721	$23,747,059	$—	$—	$877,577,090

Notes to Schedule of Investments:

Portfolio valuation

Shares of the underlying funds and other mutual funds are valued at their net asset value.

Investments held by the underlying funds are valued as follows.  Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material.  Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, foreign equity securities are generally valued using fair value prices supplied by a third party vendor based on models to the extent that these fair value prices are available. As of May 31, 2008, 83.93% of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by a third party vendor.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that may not be active or for which all significant inputs are observable, either directly or indirectly (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2008 in valuing the Fund’s investments carried at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$877,600,490	$—
Level 2 - Other Significant Observable Inputs	—	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$877,600,490	$—

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$—	$—
Level 2 - Other Significant Observable Inputs	—	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$—	$—

The Fund held no investments or other financial instruments during the period from March 1, 2008 through May 31, 2008, whose fair value was determined using level 3 inputs.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO International Growth Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2008 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 95.8%

	Australia — 5.6%
639,442	AMP Ltd	4,491,673
276,568	Australia and New Zealand Banking Group Ltd	5,739,695
238,031	Australian Stock Exchange Ltd	7,834,877
500,829	BHP Billiton Ltd	21,056,672
772,562	Brambles Ltd	6,063,936
24,430	Cochlear Ltd	1,265,991
752,395	CSL Ltd	28,646,836
938,668	CSR Ltd	2,621,108
1,011,812	Foster’s Group Ltd	5,320,445
1,100,514	Harvey Norman Holdings Ltd	3,887,506
46,093	Incitec Pivot Ltd	7,676,105
74,746	Leighton Holdings Ltd	3,816,158
40,845	Macquarie Group Ltd	2,133,829
527,404	Macquarie Infrastructure Group	1,513,387
288,508	Newcrest Mining Ltd	8,785,833
234,067	QBE Insurance Group Ltd	5,475,152
37,568	Rio Tinto Ltd	4,960,193
84,549	St George Bank	2,768,673
182,769	TABCORP Holdings Ltd	1,964,937
1,403,836	Telstra Corp Ltd	6,379,926
175,772	Westfarmers Ltd	6,376,835
366,506	Westpac Banking Corp	8,157,060
390,321	Woodside Petroleum Ltd	24,301,479
1,137,492	Woolworths Ltd	30,171,082
239,535	Worleyparsons Ltd	8,555,793
	Total Australia	209,965,181

	Belgium — 0.4%
61,829	Belgacom SA	2,908,934
9,780	Colruyt SA	2,477,650
134,909	Dexia (a)	3,180,047
218,662	Fortis	5,349,010
21,044	Mobistar SA (a)	1,728,424
	Total Belgium	15,644,065

	Canada — 6.2%
46,600	Agrium Inc	4,069,058
53,900	Canadian Imperial Bank of Commerce	3,787,538
212,500	Canadian National Railway Co	11,908,213
66,000	Canadian Natural Resources	6,459,179
85,800	Canadian Pacific Railway Ltd	6,267,476
111,900	Enbridge Inc	4,982,343
46,600	EnCana Corp	4,198,033
74,600	Husky Energy Inc	3,743,515
76,100	IGM Financial Inc	3,459,578
102,800	Penn West Energy Trust	3,379,074
49,300	Petro-Canada	2,844,574
397,700	Potash Corp of Saskatchewan Inc	78,983,636
430,200	Research In Motion Ltd *	59,494,547
275,200	Royal Bank of Canada	14,070,209
180,900	Shoppers Drug Mart Corp	10,150,136
48,700	Sun Life Financial Inc	2,266,883

Shares	Description	Value ($)

	Canada — continued
109,000	Suncor Energy Inc	7,438,899
45,500	Teck Cominco Ltd	2,251,646
	Total Canada	229,754,537

	Denmark — 2.5%
679	AP Moller-Maersk A/S Class A	8,461,531
197	AP Moller-Maersk A/S Class B	2,454,335
22,175	D/S Norden	2,766,397
252,300	H Lundbeck A/S	6,177,632
659,700	Novo-Nordisk A/S Class B	42,898,484
220,050	Vestas Wind Systems A/S *	30,250,516
	Total Denmark	93,008,895

	Finland — 5.4%
164,805	Alma Media Corp (a)	2,204,487
163,381	Amer Sports Oyj Class A (a)	2,913,589
233,762	Fortum Oyj	11,312,627
198,706	Kone Oyj Class B	8,055,519
90,359	Metso Oyj	4,527,616
4,666,990	Nokia Oyj	133,038,703
335,092	Nokian Renkaat Oyj	17,309,159
153,421	Outokumpu Oyj	6,871,972
121,641	Outotec Oyj	8,321,657
82,709	Tietoenator Oyj	1,834,616
187,475	YIT Oyj	5,513,300
	Total Finland	201,903,245

	France — 6.9%
64,445	Air Liquide SA	9,473,707
71,281	Alstom	17,961,309
156,300	Arcelor Mittal	15,474,064
81,382	BNP Paribas (a)	8,393,436
78,684	Carrefour SA	5,516,011
233,387	Credit Agricole SA (a)	6,172,597
54,092	Dassault Systemes SA	3,620,028
68,842	Electricite de France (a)	7,453,219
154,801	Essilor International SA (a)	9,732,465
221,572	Groupe Danone	19,386,285
63,085	Hermes International (a)	10,425,958
148,636	L’Oreal SA	18,080,899
41,580	LVMH Moet Hennessy Louis Vuitton SA	4,861,232
28,972	Neopost SA	3,353,283
551,933	Sanofi-Aventis	41,150,890
43,749	Societe Generale (a)	4,545,690
5,460	Societe Generale NV (New Shares) *	558,931
642,693	Total SA	56,013,797
49,635	UbiSoft Entertainment SA *	4,811,881
129,236	Veolia Environnement (a)	9,201,843
18,447	Wendel Investissement (a)	2,623,670
	Total France	258,811,195

Shares	Description	Value ($)

	Germany — 7.3%
154,460	Adidas AG (a)	10,880,595
165,726	Aixtron AG	2,459,346
29,437	Allianz SE (Registered) (a)	5,568,841
95,750	BASF AG	14,326,850
38,795	Bayer AG	3,439,891
106,132	Beiersdorf AG (Bearer)	8,323,523
127,731	Deutsche Bank AG (Registered)	13,624,132
261,861	Deutsche Boerse AG	37,589,858
104,833	E.ON AG	22,242,360
44,114	Hannover Rueckversicherungs AG (Registered)	2,427,209
36,368	K&S AG	17,046,825
67,025	Linde AG (a)	10,030,766
63,006	MAN AG	9,812,588
75,636	Muenchener Rueckversicherungs AG (Registered)	14,182,274
79,836	Norddeutsche Affinerie AG	3,819,784
10,739	Puma AG Rudolf Dassler Sport	4,184,353
83,646	Q-Cells AG *	10,162,562
126,499	Qiagen NV *	2,533,141
27,309	RWE AG	3,526,833
49,698	Salzgitter AG	9,764,409
834,246	SAP AG (a)	46,100,634
104,363	SGL Carbon AG *	7,717,101
97,472	Solarworld AG	5,067,938
45,222	Stada Arzneimittel AG	2,981,165
12,768	Wacker-Chemie AG	3,045,383
	Total Germany	270,858,361

	Greece — 0.6%
51,423	Alpha Bank A.E.	1,761,205
153,150	Coca Cola Hellenic Bottling Co SA	6,958,903
81,470	EFG Eurobank Ergasias	2,317,783
34,350	National Bank of Greece SA	1,944,319
167,634	OPAP SA	6,564,146
59,183	Piraeus Bank SA	1,986,588
	Total Greece	21,532,944

	Hong Kong — 2.2%
448,600	Bank of East Asia Ltd	2,735,673
1,303,500	CLP Holdings Ltd	11,776,949
1,009,200	Esprit Holdings Ltd	11,815,732
630,100	Hang Seng Bank Ltd	12,784,000
3,579,400	Hong Kong & China Gas	8,823,490
92,800	Hong Kong Aircraft Engineering Co Ltd	1,540,933
1,618,000	Hong Kong Electric Holdings Ltd	9,771,672
425,931	Hong Kong Exchanges and Clearing Ltd	7,332,646
1,480,000	Li & Fung Ltd	5,608,255
4,242,000	PCCW Ltd	2,664,547
208,000	Sun Hung Kai Properties Ltd	3,349,786
212,500	Swire Pacific Ltd Class A	2,425,333
	Total Hong Kong	80,629,016

Shares	Description	Value ($)

	Ireland — 0.4%
153,867	Allied Irish Banks Plc	3,066,224
270,182	Anglo Irish Bank Corp	3,528,340
338,168	Bank of Ireland	4,262,186
131,355	DCC Plc	3,053,930
91,648	Kerry Group Plc	2,764,952
	Total Ireland	16,675,632

	Italy — 0.4%
659,173	A2A SPA	2,678,320
76,985	Banco Popolare Scarl	1,545,001
145,729	Bulgari SPA	1,684,129
76,985	ENI SPA	3,141,037
121,800	Saipem	5,597,336
	Total Italy	14,645,823

	Japan — 17.3%
104,900	Aisin Seiki Co Ltd	3,674,785
239,400	Astellas Pharma Inc	10,134,349
836,050	Canon Inc	45,238,350
416	Central Japan Railway Co	4,066,852
418,000	Cosmo Oil Co Ltd	1,661,306
263,000	Daiichi Chuo Kisen Kaisha	1,860,379
152,500	Daiichi Sankyo Co Ltd	4,304,521
291,800	Daikin Industries Ltd	15,064,563
468	DeNa Co Ltd	3,297,632
115,100	Denso Corp	4,206,673
773	East Japan Railway Co	5,967,799
160,000	Eisai Co Ltd	5,799,839
102,100	Fanuc Ltd	11,104,654
50,700	Fast Retailing Co Ltd	4,389,842
44,300	Hirose Electric Co Ltd	5,162,430
95,100	Hokkaido Electric Power	1,943,863
621,000	Honda Motor Co Ltd	20,627,012
455,400	Hoya Corp	12,669,314
116,000	Ibiden Co Ltd	4,883,779
387	INPEX Holdings Inc	4,877,810
85,300	Ito En Ltd	1,369,587
411,000	Japan Steel Works Ltd (The)	8,540,747
1,313	Japan Tobacco Inc	6,371,694
126,000	JFE Holdings Inc	7,122,334
579,000	Kao Corp	15,112,169
979,000	Kawasaki Kisen Kaisha Ltd	10,830,011
52,300	Keyence Corp	12,498,167
745,500	Komatsu Ltd	23,638,514
390,000	Konica Minolta Holdings Inc	7,281,391
652,000	Marubeni Corp	5,821,503
1,530,000	Matsushita Electric Industrial Co Ltd	34,746,301
585,000	Mazda Motor Corp	3,054,405
976,800	Mitsubishi Corp	33,754,934
131,000	Mitsubishi Estate Co Ltd	3,530,687
515,000	Mitsui & Co	12,633,296
703,000	Mitsui OSK Lines Ltd	10,620,332
571,000	Mitsui Trust Holding Inc	4,065,978

Shares	Description	Value ($)

	Japan — continued
1,104	Mizuho Financial Group Inc	5,798,042
71,300	Murata Manufacturing Co Ltd	3,751,635
148,000	NGK Insulators Ltd	2,705,710
241,000	Nikon Corp	7,682,934
107,300	Nintendo Co Ltd	59,100,552
382,500	Nippon Mining Holdings Inc	2,400,253
467,000	Nippon Oil Corp	3,380,024
528,000	Nippon Yusen KK	5,373,153
144,000	Nomura Research Institute	3,566,019
592	NTT Data Corp	2,455,213
3,294	NTT Docomo Inc	5,256,565
178,000	Olympus Corp	5,811,881
7,270	ORIX Corp	1,374,037
325,000	Osaka Gas Co Ltd	1,180,998
2,492	Resona Holdings Inc	4,353,918
38,000	Rohm Co Ltd	2,491,553
41,100	Sankyo Co Ltd Gunma	2,631,860
8,714	SBI Holdings Inc	2,567,447
64,100	Secom Co	3,113,102
122,900	Sega Sammy Holdings Inc	1,263,765
611,800	Seven & I Holdings Co Ltd	17,864,616
27,200	Shimamura Co	2,170,278
387,700	Shin-Etsu Chemical Co Ltd	24,435,137
112,000	Shiseido Co Ltd	2,746,905
449,000	Sojitz Corp	1,713,450
74,800	SUMCO Corp	1,918,228
1,051,000	Sumitomo Metal Industries Ltd	5,014,895
683	Sumitomo Mitsui Financial Group Inc	5,882,306
816,200	Takeda Pharmaceutical Co Ltd	47,316,237
208,700	Terumo Corp	10,392,787
58,600	Tokyo Electron Ltd	4,011,381
424,000	Toshiba Corp	3,737,988
49,800	Toyoda Gosei Co Ltd	1,607,725
31,600	Uni-Charm Corp	2,234,524
24,923	Yahoo Japan Corp	10,727,008
40,540	Yamada Denki Co Ltd	3,148,256
	Total Japan	643,108,184

	Netherlands — 1.8%
49,272	Boskalis Westminster	2,990,024
47,889	Fugro NV	4,220,612
314,213	Heineken NV	18,450,757
51,700	ING Groep NV	1,974,162
534,509	Koninklijke KPN NV	9,722,045
220,429	Reed Elsevier NV	4,113,509
87,278	TomTom NV *	3,239,790
706,501	Unilever NV	23,103,461
	Total Netherlands	67,814,360

	Norway — 0.1%
43,100	Frontline Ltd	2,676,765

Shares	Description	Value ($)

	Portugal — 0.1%
357,111	Portugal Telecom SA	4,363,767

	Singapore — 1.4%
3,149,000	Genting International Plc *	1,411,274
660,000	Keppel Corp Ltd	5,899,306
1,471,000	Keppel Land Ltd	5,768,939
471,000	Neptune Orient Lines Ltd	1,406,721
513,000	Sembcorp Industries Ltd	1,799,221
1,045,000	SembCorp Marine Ltd	3,539,745
401,000	Singapore Exchange Ltd	2,371,218
1,606,000	Singapore Press Holdings Ltd	5,050,782
2,015,000	Singapore Technologies Engineering Ltd	4,714,172
6,682,500	Singapore Telecommunications	18,721,110
	Total Singapore	50,682,488

	Spain — 4.4%
182,949	Abertis Infraestructuras SA	5,820,425
78,995	ACS Actividades de Construccion y Servicios SA	4,771,480
105,737	Banco Popular Espanol SA	1,706,198
83,022	Gas Natural SDG SA	4,802,921
327,418	Iberdrola SA	4,716,049
203,199	Inditex SA	9,989,102
50,517	Red Electrica de Espana	3,573,617
4,487,332	Telefonica SA	128,672,677
	Total Spain	164,052,469

	Sweden — 1.0%
338,400	Hennes & Mauritz AB Class B	18,724,526
118,600	Investor AB Class B	2,953,305
125,900	Kinnevik Investment AB Class B	2,746,829
438,200	Sandvik AB	7,534,046
101,600	SSAB Svenskt Stal AB Series A	3,527,478
120,000	Swedish Match AB	2,558,035
51,100	Volvo AB Class A	782,707
	Total Sweden	38,826,926

	Switzerland — 11.2%
2,029,167	ABB Ltd *	65,917,118
245,367	CIE Financiere Richemont SA Class A	15,293,362
26,545	Geberit AG (Registered)	4,503,247
258,858	Nestle SA (Registered)	127,320,608
1,005,125	Novartis AG (Registered)	52,782,443
456,897	Roche Holding AG (Non Voting)	78,814,809
2,872	SGS SA (Registered)	4,316,746
25,188	Swatch Group AG	7,053,935
11,174	Swisscom AG (Registered)	3,902,630
82,750	Syngenta AG (Registered)	25,331,266
69,917	Synthes Inc	9,833,171
410,932	UBS AG (Registered) *	9,896,946
37,480	Zurich Financial Services AG	10,999,734
	Total Switzerland	415,966,015

Shares	Description	Value ($)

	United Kingdom — 20.6%
501,773	3i Group Plc	8,806,703
525,373	Antofagasta Plc	7,182,886
446,781	AstraZeneca Plc	19,502,753
348,970	Aviva Plc	4,361,114
345,952	BAE Systems Plc	3,109,189
1,350,102	Barclays Plc	10,026,657
3,626,107	BG Group Plc	91,199,111
1,130,307	BHP Billiton Plc	42,999,806
852,542	British American Tobacco Plc	31,904,649
378,535	British Sky Broadcasting Plc	4,065,782
716,082	BT Group Plc	3,152,729
174,643	Bunzl Plc	2,446,388
578,429	Burberry Group Plc	5,732,144
261,093	Cadbury Plc	3,490,939
443,103	Capita Group Plc	5,943,810
715,776	Centrica Plc	4,168,711
884,104	Cobham Plc	3,706,147
207,227	Daily Mail & General Trust Plc	1,671,375
2,433,194	Diageo Plc	47,587,011
1,871,317	DSG International Plc	2,159,265
211,950	Enterprise Inns Plc (Ordinary Shares)	1,961,967
5,540,583	GlaxoSmithKline Plc	122,705,409
609,465	HBOS Plc	4,833,262
186,786	HSBC Holdings Plc	3,151,327
346,764	Imperial Tobacco Group Plc	13,913,051
122,879	Kazakhmys Plc	4,116,810
87,487	London Stock Exchange	1,781,156
475,307	Marks & Spencer Group Plc	3,583,014
348,240	National Grid Plc	5,149,709
154,567	Next Plc	3,545,554
531,320	Old Mutual Plc	1,231,942
105,242	Persimmon Plc	1,004,886
568,127	Reckitt Benckiser Group Plc	33,483,884
657,196	Reed Elsevier Plc	8,276,705
728,846	Rio Tinto Plc	87,662,602
2,537,487	Royal Bank of Scotland Group	11,500,650
104,403	Royal Dutch Shell Plc B Shares (London)	4,361,725
418,044	SABMiller Breweries Plc	10,773,376
409,857	Scottish & Southern Energy Plc	11,957,697
492,089	Smith & Nephew Plc	5,287,104
605,393	Tesco Plc	4,973,058
242,671	Travis Perkins Plc	4,018,422
340,273	Tullow Oil Plc	6,025,372
261,232	Unilever Plc	8,649,534
203,148	Vedanta Resources Plc	10,084,703
22,728,704	Vodafone Group Inc	72,982,753
331,173	William Hill Plc	2,488,089
245,966	Wolseley Plc	2,681,687
134,621	Xstrata Plc	10,652,403
	Total United Kingdom	766,055,020
	TOTAL COMMON STOCKS (COST $3,278,645,748)	3,566,974,888

Shares/ Par Value($)	Description	Value ($)

	PREFERRED STOCKS — 0.6%

	Germany — 0.6%
33,054	Fresenius SE (Non Voting) 1.21%	2,901,426
78,030	Porsche AG (Non Voting) 0.58%	14,500,314
41,027	Volkswagen AG 1.91%	6,226,742
	Total Germany	23,628,482
	TOTAL PREFERRED STOCKS (COST $12,695,487)	23,628,482

	RIGHTS AND WARRANTS — 0.0%

	Switzerland — 0.0%
410,932	UBS AG Rights, Expires 06/12/08 *	548,041
	TOTAL RIGHTS AND WARRANTS (COST $916,915)	548,041

	SHORT-TERM INVESTMENTS — 6.3%

133,385,994	Bank of New York Mellon Institutional Cash Reserves Fund (b)	133,385,994
99,300,000	Royal Bank of Canada Time Deposit, 2.13%, due 06/02/08	99,300,000
	TOTAL SHORT-TERM INVESTMENTS (COST $232,685,994)	232,685,994

	TOTAL INVESTMENTS — 102.7% (Cost $3,524,944,144)	3,823,837,405

	Other Assets and Liabilities (net) — (2.7)%	(100,716,194)

	TOTAL NET ASSETS — 100.0%	$3,723,121,211

As of May 31, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

			Net Unrealized
Aggregate	Gross Unrealized	Gross Unrealized	Appreciation
Cost	Appreciation	(Depreciation)	(Depreciation)
$3,528,815,718	$473,169,550	$(178,147,863)	$295,021,687

A summary of outstanding financial instruments at May 31, 2008 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)

Buys
8/22/08	CHF	6,226,848	$5,978,051	$27,232
8/22/08	CHF	6,043,705	5,802,226	25,852
8/22/08	CHF	6,043,705	5,802,226	69,140
8/22/08	DKK	268,845,070	55,842,831	113,250
8/22/08	EUR	11,820,786	18,316,190	(18,204)
8/22/08	EUR	11,473,116	17,777,479	(22,029)
8/22/08	EUR	11,473,116	17,777,479	74,461
8/22/08	JPY	4,658,625,441	44,385,686	(456,477)
8/22/08	JPY	4,658,625,441	44,385,686	(596,504)
8/22/08	JPY	6,809,754,200	64,880,857	(676,316)
8/22/08	JPY	4,658,625,441	44,385,686	(622,579)
8/22/08	JPY	4,658,625,441	44,385,686	(366,662)
8/22/08	JPY	4,658,625,441	44,385,686	(614,318)
8/22/08	JPY	4,658,625,441	44,385,686	(345,993)
8/22/08	NOK	261,238,121	50,786,530	(253,488)
8/22/08	NZD	15,301,089	11,827,793	147,554
8/22/08	NZD	15,301,089	11,827,793	185,317
8/22/08	SEK	105,131,337	17,440,211	(79,926)
8/22/08	SEK	105,131,337	17,440,211	(40,601)
8/22/08	SEK	105,131,337	17,440,211	(61,260)
8/22/08	SEK	105,131,337	17,440,211	(99,218)
8/22/08	SEK	105,131,337	17,440,211	(8,105)
8/22/08	SEK	105,131,337	17,440,211	(19,568)
8/22/08	SEK	105,131,337	17,440,211	(58,114)
8/22/08	SGD	28,820,810	21,230,799	61,286
8/22/08	SGD	27,973,139	20,606,364	104,210
8/22/08	SGD	27,973,139	20,606,364	124,026
			$717,458,575	$(3,407,034)

Sales
8/22/08	AUD	23,226,824	$21,958,059	$(111,140)
8/22/08	AUD	23,226,824	21,958,059	(87,612)
8/22/08	AUD	23,226,824	21,958,059	(115,554)
8/22/08	AUD	23,226,824	21,958,059	(97,669)
8/22/08	AUD	23,226,824	21,958,059	(112,070)
8/22/08	AUD	23,226,824	21,958,059	(136,434)
8/22/08	AUD	23,226,824	21,958,059	(120,896)
8/22/08	CAD	16,157,044	16,247,322	28,044
8/22/08	CAD	16,157,044	16,247,322	123
8/22/08	CAD	16,157,044	16,247,322	11,666
8/22/08	CAD	16,157,044	16,247,322	14,693
8/22/08	CAD	16,157,044	16,247,322	52,179
8/22/08	CAD	16,157,044	16,247,322	32,307
8/22/08	CAD	16,157,044	16,247,322	34,555
8/22/08	DKK	92,715,794	19,258,350	(96,651)
8/22/08	DKK	92,715,794	19,258,350	(93,483)
8/22/08	DKK	92,715,794	19,258,350	(92,005)
8/22/08	DKK	92,715,794	19,258,350	15,680
8/22/08	EUR	25,912,389	40,150,988	(111,164)
8/22/08	GBP	37,296,999	73,415,351	(515,020)
8/22/08	GBP	8,057,661	15,860,686	(235,915)
8/22/08	GBP	8,057,661	15,860,686	(246,632)
8/22/08	GBP	8,057,661	15,860,686	(229,388)
8/22/08	GBP	8,057,661	15,860,686	(297,314)
8/22/08	GBP	8,057,661	15,860,686	(271,175)
8/22/08	GBP	8,057,661	15,860,686	(278,459)
8/22/08	HKD	140,592,035	18,051,466	17,019
8/22/08	HKD	140,592,035	18,051,466	19,351
8/22/08	HKD	144,852,400	18,598,480	17,688
8/22/08	NOK	8,446,390	1,642,038	17,469
8/22/08	NOK	8,446,390	1,642,038	32,670
8/22/08	NOK	8,702,341	1,691,796	22,471
8/22/08	NZD	14,376,909	11,113,398	7,141
			$623,992,204	$(2,925,525)

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)

Buys
498	DAX	June 2008	$137,646,420	$14,361,522
641	MSCI Singapore	June 2008	37,126,261	1,194,850
			$174,772,681	$15,556,372

Sales
341	S&P Toronto 60	June 2008	$60,361,393	$(8,077,142)
47	S&P/MIB	June 2008	12,178,909	(1,174,055)
100	SPI 200	June 2008	13,634,487	(166,698)
			$86,174,789	$(9,417,895)

As of May 31, 2008, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

*	Non income-producing security.
(a)

All or a portion of this security is out on loan. As of May 31, 2008, the Fund had loaned securities valued by the Fund at $126,930,313, collateralized by cash in the amount of $133,385,994, which was invested in the Bank of New York Mellon Institutional Cash Reserves Fund.

(b)	All or a portion of this security represents investment of security lending collateral.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material.  Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE.  As a result, foreign equity securities are generally valued using fair value prices supplied by a third party vendor based on models to the extent that these fair value prices are available.  As of May 31, 2008, 90.26% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that may not be active or for which all significant inputs are observable, either directly or indirectly (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2008 in valuing the Fund’s investments carried at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$376,262,143	$36,495,527
Level 2 – Other Significant Observable Inputs	3,447,575,262	1,255,384
Level 3 – Significant Unobservable Inputs	—	—
Total	$3,823,837,405	$37,750,911

*Other financial instruments include foreign currency, forward currency contracts and futures contracts.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 – Quoted Prices	$—	$(9,417,895)
Level 2 – Other Significant Observable Inputs	—	(7,587,943)
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$(17,005,838)

**Other financial instruments include forward currency contracts and futures contracts.

The Fund held no investments or other financial instruments during the period from March 1, 2008 through May 31, 2008, whose fair value was determined using level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date.  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss.  Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss.  These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Schedule of Investments.  In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund.

Futures contracts

The Fund may purchase and sell futures contracts.  Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options

The Fund may write call and put options. Writing options increases the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder.  When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options which expire are treated as realized gains.  Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option.  In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option.  There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option.  Premiums paid for purchasing options which expire are treated as realized losses.  Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options.  Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Swap agreements

The Fund may enter into swap agreements.  A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument.  Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.  Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts.  To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively.  Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate.  The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate.  Variance swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the annualized realized variance of returns on the underlying price and a fixed quantity, also known as the variance strike, over a period of time.  In connection with these agreements, cash or securities may be set aside as collateral by the Fund’s custodian or brokers in accordance with the terms of the swap agreement.  The Fund earns or pays interest on cash set aside as collateral.

Swaps are marked to market daily using models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss.  Payments received or made on swap contracts are recorded as realized gain or loss.  Gains or losses are realized upon early termination of the swap agreements.  These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material.  Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk.  Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions.

Currency Abbreviations:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2008 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 95.2%

	Australia — 3.9%
1,127,380	Australia and New Zealand Banking Group Ltd	23,396,839
417,460	BHP Billiton Ltd	17,551,536
1,690,912	BlueScope Steel Ltd	18,365,713
4,232,474	Mirvac Group Ltd	13,330,802
51,599	Rio Tinto Ltd	6,812,739
536,830	Santos Ltd	10,835,947
240,512	St George Bank	7,875,897
5,732,648	Stockland	34,616,900
1,873,751	Suncorp-Metway Ltd	25,876,986
699,460	TABCORP Holdings Ltd	7,519,848
5,863,566	Telstra Corp Ltd	26,647,784
1,093,592	Westpac Banking Corp	24,339,291
847,188	Woodside Petroleum Ltd	52,746,127
830,585	Woolworths Ltd	22,030,615
788,833	Zinifex Ltd	7,174,369
	Total Australia	299,121,393

	Austria — 0.2%
204,281	OMV AG	16,815,844

	Belgium — 1.3%
60,387	Belgacom SA	2,841,091
23,323	Colruyt SA	5,908,614
1,551,847	Dexia (a)	36,579,812
2,132,999	Fortis	52,178,397
28,241	Solvay SA	4,044,918
	Total Belgium	101,552,832

	Canada — 2.9%
152,900	Agrium Inc	13,351,051
473,100	Bank of Montreal	23,221,706
160,300	Bank of Nova Scotia	8,026,293
244,811	BCE Inc	8,635,895
173,700	Canadian Imperial Bank of Commerce	12,205,851
229,300	Canadian Natural Resources	22,440,753
86,000	Canadian Oil Sands Trust	4,331,159
195,400	Canadian Pacific Railway Ltd	14,273,482
181,800	EnCana Corp	16,377,736
36,500	Fording Canadian Coal Trust	2,892,890
121,800	Imperial Oil Ltd	7,079,257
210,200	Magna International Inc Class A	14,815,123
591,800	National Bank of Canada	32,359,595
344,000	Sun Life Financial Inc	16,012,480
381,000	Suncor Energy Inc	26,002,023
	Total Canada	222,025,294

	Denmark — 0.3%
332,800	Danske Bank A/S	11,410,969
220,575	Novo-Nordisk A/S Class B	14,343,388
	Total Denmark	25,754,357

Shares	Description	Value ($)

	Finland — 3.0%
186,641	Fortum Oyj	9,032,264
77,386	Kone Oyj Class B	3,137,220
329,570	Neste Oil Oyj	11,007,718
4,923,852	Nokia Oyj	140,360,893
348,479	Outokumpu Oyj	15,608,931
253,511	Rautaruukki Oyj	13,496,832
1,110,219	Sampo Oyj Class A	32,155,714
38,955	Stockmann Oyj AB Class A	1,645,405
208,277	Tietoenator Oyj	4,619,911
71,913	Wartsila Oyj Class B	5,089,584
	Total Finland	236,154,472

	France — 12.9%
56,661	Air Liquide SA	8,329,424
56,864	Alstom	14,328,529
677,633	Arcelor Mittal	67,087,245
883,968	BNP Paribas (a)	91,169,161
15,189	Bongrain SA	1,418,817
118,326	Casino Guichard-Perrachon SA	14,988,918
124,241	Cie de Saint-Gobain	10,027,546
54,502	Dassault Systemes SA	3,647,467
165,104	Essilor International SA (a)	10,380,223
1,363,779	France Telecom SA (a)	41,497,466
3,655	Fromageries Bel	1,013,743
118,948	Gaz de France SA (a)	8,100,784
118,539	Hermes International (a)	19,590,752
82,853	L’Oreal SA	10,078,694
27,477	Lafarge SA (a)	4,966,886
404,859	Peugeot SA (a)	25,188,140
289,154	Renault SA	29,687,849
2,894,885	Sanofi-Aventis	215,836,150
335,909	Societe Generale (a)	34,902,247
66,673	Societe Generale NV (New Shares) *	6,825,205
302,234	Suez SA	22,504,503
4,143,650	Total SA	361,139,096
	Total France	1,002,708,845

	Germany — 5.4%
758	Aareal Bank AG	22,484
271,462	Adidas AG	19,122,544
17,248	Allianz SE (Registered) (a)	3,262,947
299,731	BASF AG	44,848,054
132,086	Bayer AG	11,711,856
522,346	Bayerische Motoren Werke AG	30,766,867
78,273	Beiersdorf AG (Bearer)	6,138,649
267,718	Daimler AG (Registered)	20,352,842
59,478	Deutsche Bank AG (Registered)	6,344,083
306,422	E.ON AG	65,013,388
128,463	Gildemeister AG	4,432,313
154,431	Hannover Rueckversicherungs AG (Registered)	8,496,991
142,224	Heidelberger Druckmaschinen	3,560,286
71,886	Linde AG (a)	10,758,249
63,466	MAN AG	9,884,229

Shares	Description	Value ($)

	Germany — continued
38,289	Muenchener Rueckversicherungs AG (Registered)	7,179,453
143,646	Norddeutsche Affinerie AG	6,872,797
89,768	RWE AG	11,593,129
171,703	Salzgitter AG	33,735,328
617,306	SAP AG (a)	34,112,478
101,071	SGL Carbon AG *	7,473,675
461,494	ThyssenKrupp AG	31,090,009
138,096	Volkswagen AG	37,989,222
37,297	Vossloh AG	5,377,455
	Total Germany	420,139,328

	Greece — 0.3%
148,497	Alpha Bank A.E.	5,085,929
156,393	Coca Cola Hellenic Bottling Co SA	7,106,260
108,364	National Bank of Greece SA	6,133,745
114,620	Public Power Corp SA	4,365,346
	Total Greece	22,691,280

	Hong Kong — 2.2%
3,030,500	BOC Hong Kong Holdings Ltd	7,757,620
6,018,098	CLP Holdings Ltd	54,372,716
694,400	Esprit Holdings Ltd	8,130,048
171,000	Guoco Group	1,929,391
542,700	Hang Seng Bank Ltd	11,010,755
854,000	Henderson Land Development Co Ltd	5,943,704
4,921,300	Hong Kong & China Gas	12,131,374
290,700	Hong Kong Aircraft Engineering Co Ltd	4,827,038
5,815,469	Hong Kong Electric Holdings Ltd	35,121,665
564,700	Hong Kong Ferry Co Ltd	544,280
1,737,000	MTR Corp Ltd	5,860,402
66,610	Pou Sheng International Holdings Ltd *	32,008
947,000	Sun Hung Kai Properties Ltd	15,251,191
2,664,400	Yue Yuen Industrial Holdings	7,656,527
	Total Hong Kong	170,568,719

	Ireland — 0.5%
580,741	Bank of Ireland	7,319,516
906,394	CRH Plc	33,351,512
	Total Ireland	40,671,028

	Italy — 4.6%
1,152,750	A2A SPA	4,683,799
412,084	Banco Popolare Scarl	8,270,057
1,069,201	Enel SPA	12,022,957
6,921,635	ENI SPA	282,407,088
165,365	Fondiaria - Sai SPA - Di RISP	4,110,760
291,136	Italcementi SPA-Di RISP	4,325,346
197,819	Luxottica Group SPA	5,530,915
690,888	Mediaset SPA	5,634,896
97,300	Natuzzi SPA ADR *	359,037
111,693	Saipem	5,132,868
1,539,591	Snam Rete Gas SPA	10,233,093

Shares	Description	Value ($)

	Italy — continued
4,772,418	Telecom Italia SPA-Di RISP	8,440,387
926,456	Terna SPA	4,210,569
	Total Italy	355,361,772

	Japan — 21.4%
437,470	Acom Co Ltd	13,779,360
310,800	Aiful Corp	5,391,414
258,000	Aisin Seiki Co Ltd	9,038,079
694,400	Alps Electric Co Ltd	7,602,747
478,900	Asahi Breweries	8,391,621
1,144,000	Asahi Kasei Corp	6,795,638
104,300	Benesse Corp	4,248,882
295,000	Canon Inc	15,962,339
161,400	Capcom	5,361,491
2,015,000	Cosmo Oil Co Ltd	8,008,449
475,000	Dai Nippon Printing Co Ltd	7,272,929
252,800	Daiei Inc *	1,863,889
254,000	Daihatsu Motor Co Ltd	2,854,664
285,680	Daiichi Sankyo Co Ltd	8,063,708
211,200	Daikin Industries Ltd	10,903,480
320,500	Denso Corp	11,713,628
139,200	FamilyMart Co Ltd	5,097,472
173,900	Fanuc Ltd	18,913,804
201,600	Fast Retailing Co Ltd	17,455,467
3,223,000	Fuji Heavy Industries Ltd	15,110,651
645,000	GS Yuasa Corp	2,436,220
3,118,500	Haseko Corp	5,027,056
59,800	Hirose Electric Co Ltd	6,968,698
1,160,000	Hitachi Ltd	8,355,321
199,000	Hitachi Metals Ltd	2,925,794
453,000	Hokkaido Electric Power	9,259,412
3,096,100	Honda Motor Co Ltd	102,839,437
249,400	Hosiden Corp	5,367,361
580,600	Hoya Corp	16,152,402
972	INPEX Holdings Inc	12,251,244
4,152,000	Itochu Corp	48,080,353
532,600	JFE Holdings Inc	30,105,994
1,069,000	Kao Corp	27,901,396
2,853,000	Kawasaki Kisen Kaisha Ltd	31,560,797
68,100	Keyence Corp	16,273,904
383,000	Kirin Holdings Co Ltd	6,340,235
389,300	Komatsu Ltd	12,344,029
280,000	Konami Corp	10,229,451
529,000	Kurray Co Ltd	6,682,043
620,200	Kyushu Electric Power Co Inc	13,178,620
1,784,000	Marubeni Corp	15,928,775
926,000	Matsushita Electric Industrial Co Ltd	21,029,461
1,408,000	Mazda Motor Corp	7,351,458
615,000	Minebea Co Ltd	3,723,928
965,500	Mitsubishi Chemical Holdings	6,850,916
1,612,800	Mitsubishi Corp	55,732,963
1,001,000	Mitsubishi Electric Corp	11,331,494
389,000	Mitsubishi Gas Chemical Co Inc	2,919,815

Shares	Description	Value ($)

	Japan — continued
755,000	Mitsui & Co	18,520,657
2,208,000	Mitsui Mining & Smelting Co Ltd	7,415,543
1,259,000	Mitsui OSK Lines Ltd	19,019,912
2,041,000	Mitsui Trust Holding Inc	14,533,556
1,260	Mizuho Financial Group Inc	6,617,330
258,000	Murata Manufacturing Co Ltd	13,575,342
65,600	Nidec Corp	4,905,596
245,000	Nikon Corp	7,810,452
112,200	Nintendo Co Ltd	61,799,459
659,000	Nippon Denko Co Ltd	7,938,223
2,671,500	Nippon Mining Holdings Inc	16,764,121
5,246,000	Nippon Oil Corp	37,969,172
926,000	Nippon Sheet Glass	4,172,938
9,277	Nippon Telegraph & Telephone Corp	44,993,999
1,003,000	Nippon Yakin Koguo Co Ltd	7,219,522
3,433,000	Nippon Yusen KK	34,935,673
8,056,100	Nissan Motor Co	71,566,168
114,300	Nissha Printing Co Ltd	5,901,947
519,000	Nisshinbo Industries Inc	6,719,731
141,300	Nitto Denko Corp	6,720,950
34,830	NTT Docomo Inc	55,581,714
163,700	Ono Pharmaceutical Co Ltd	9,459,668
8,812,000	Osaka Gas Co Ltd	32,021,389
361,050	Promise Co Ltd	11,544,457
19,014	Resona Holdings Inc	33,220,466
901,000	Ricoh Company Ltd	16,591,912
137,100	Rohm Co Ltd	8,989,262
120,100	Ryohin Keikaku Co Ltd	7,099,000
196,400	Sankyo Co Ltd Gunma	12,576,575
2,099,000	Sanyo Electric Co Ltd *	5,360,036
41,048	SBI Holdings Inc	12,094,165
92,700	Secom Co	4,502,099
1,396,000	Sega Sammy Holdings Inc	14,354,891
1,829,500	Seven & I Holdings Co Ltd	53,421,568
414,000	Sharp Corp	7,228,991
113,500	Shimano Inc	5,431,566
698,100	Shin-Etsu Chemical Co Ltd	43,998,373
483,000	Shinko Securities Co Ltd	1,737,825
804,000	Shinsei Bank Ltd	3,174,665
300,000	Shiseido Co Ltd	7,357,781
1,054,000	Showa Shell Sekiyu KK	11,542,981
5,790,200	Sojitz Corp	22,096,259
457,100	SUMCO Corp	11,722,222
920,000	Sumitomo Chemical Co Ltd	6,723,306
598,400	Sumitomo Electric Industries Ltd	7,723,637
414,000	Taisho Pharmaceutical Co Ltd	7,751,297
605,700	Takeda Pharmaceutical Co Ltd	35,113,262
913,510	Takefuji Corp	17,330,076
159,500	TDK Corp	10,959,074
251,100	Terumo Corp	12,504,211
2,833,000	Tokyo Gas Co Ltd	10,773,852
502,100	Tokyo Steel Manufacturing Co	6,952,251
896,000	TonenGeneral Sekiyu KK	8,547,172

Shares	Description	Value ($)

	Japan — continued
473,000	Toppan Printing Co Ltd	5,449,905
1,479,000	Tosoh Corp	6,783,923
126,800	Toyoda Gosei Co Ltd	4,093,565
122,900	Toyota Boshoku Corp	3,324,504
200	Toyota Industries Corp	7,081
137,400	Toyota Tsusho Kaisha	3,352,236
206,000	Trend Micro Inc	7,215,716
1,263,000	Ube Industries Ltd	4,769,855
698,000	UNY Co Ltd	7,335,844
30,830	Yahoo Japan Corp	13,269,416
89,000	Yamato Kogyo Co	4,458,057
	Total Japan	1,657,624,685

	Netherlands — 3.6%
4,238,988	Aegon NV	64,671,301
11,644	Gamma Holdings NV	793,772
442,871	Heineken NV	26,005,624
4,080,278	ING Groep NV	155,805,212
256,990	Koninklijke DSM	15,742,365
429,906	Reed Elsevier NV	8,022,638
150,599	TNT NV	6,037,790
	Total Netherlands	277,078,702

	Norway — 0.8%
938,100	DnB NOR ASA	13,473,690
998,300	StatoilHydro ASA (a)	38,953,671
121,400	Yara International ASA	9,188,060
	Total Norway	61,615,421

	Singapore — 2.1%
2,384,000	Neptune Orient Lines Ltd	7,120,220
3,973,200	Noble Group Ltd	7,305,284
3,387,000	Oversea-Chinese Banking Corp	21,572,022
3,258,100	Sembcorp Industries Ltd	11,426,980
4,795,000	SembCorp Marine Ltd	16,242,180
1,251,000	Singapore Exchange Ltd	7,397,489
842,000	Singapore Petroleum Co	4,287,951
5,458,000	Singapore Press Holdings Ltd	17,165,110
964,000	Singapore Technologies Engineering Ltd	2,255,316
17,953,000	Singapore Telecommunications	50,295,563
1,133,000	United Overseas Bank Ltd	16,779,101
	Total Singapore	161,847,216

	Spain — 2.1%
283,585	Banco Santander Central Hispano SA	5,915,617
118,893	Gas Natural SDG SA	6,878,101
1,039,192	Iberdrola SA	14,968,268
245,536	Inditex SA	12,070,356
1,669,334	Repsol YPF SA	69,026,128
1,990,448	Telefonica SA	57,075,401
	Total Spain	165,933,871

Shares	Description	Value ($)

	Sweden — 1.2%
469,575	Hennes & Mauritz AB Class B	25,982,769
1,404,200	Investor AB Class B	34,966,534
572,600	SKF AB Class B	10,745,977
493,800	Svenska Handelsbanken AB Class A	13,761,627
393,500	Swedbank AB	9,734,746
	Total Sweden	95,191,653

	Switzerland — 5.0%
328,568	ABB Ltd *	10,673,471
255,426	CIE Financiere Richemont SA Class A	15,920,325
284,606	Nestle SA (Registered)	139,984,891
3,040,834	Novartis AG (Registered)	159,684,266
98,319	Roche Holding AG (Non Voting)	16,960,044
28,365	Swatch Group AG	7,943,659
73,996	Swiss Reinsurance Co (Registered)	5,751,291
47,583	Syngenta AG (Registered)	14,566,013
94,885	Synthes Inc	13,344,687
240,885	UBS AG (Registered) *	5,801,509
	Total Switzerland	390,630,156

	United Kingdom — 21.5%
1,932,712	3i Group Plc	33,921,357
1,169,791	Alliance & Leicester Plc	9,868,889
193,869	Antofagasta Plc	2,650,572
2,270,347	AstraZeneca Plc	99,104,521
950,766	BAE Systems Plc	8,544,860
6,641,324	Barclays Plc	49,322,405
1,095,110	Barratt Developments Plc	3,967,873
3,661,044	BG Group Plc	92,077,801
823,429	BHP Billiton Plc	31,325,372
499,423	BP Plc	6,029,332
917,263	British American Tobacco Plc	34,326,701
633,669	Cadbury Plc	8,472,459
469,644	Capita Group Plc	6,299,833
1,284,062	Cobham Plc	5,382,763
1,318,395	Diageo Plc	25,784,412
6,471,693	DSG International Plc	7,467,520
401,044	FirstGroup Plc	4,210,310
616,154	Game Group Plc	3,451,930
15,699,436	GlaxoSmithKline Plc	347,690,073
6,101,203	HBOS Plc	48,384,584
2,998,337	Home Retail Group	13,926,125
356,060	HSBC Holdings Plc	6,007,204
108,981	Imperial Tobacco Group Plc	4,372,594
4,451,832	Kingfisher Plc	12,130,031
1,250,069	Lloyds TSB Group Plc	9,518,998
137,170	London Stock Exchange	2,792,657
504,514	Next Plc	11,572,857
6,493,475	Old Mutual Plc	15,056,053
248,399	Reckitt Benckiser Group Plc	14,639,972
581,886	Reed Elsevier Plc	7,328,254
819,564	Rio Tinto Plc	98,573,790
19,768,853	Royal Bank of Scotland Group	89,598,357

Shares/ Par Value($)	Description	Value ($)

	United Kingdom — continued
1,344,333	Royal Dutch Shell Group Class A (Amsterdam)	57,397,018
3,296,194	Royal Dutch Shell Plc A Shares (London)	140,628,920
452,905	Royal Dutch Shell Plc B Shares (London)	18,921,363
1,438,161	Sage Group Plc	6,414,763
343,931	Scottish & Southern Energy Plc	10,034,286
5,443,540	Signet Group Plc	6,688,762
932,781	Smith & Nephew Plc	10,021,989
2,881,273	Taylor Woodrow Plc	4,861,089
1,418,284	Tesco Plc	11,650,628
309,064	Unilever Plc	10,233,278
764,160	United Utilities Plc	11,341,733
76,081,441	Vodafone Group Inc	244,300,467
1,057,111	Wolseley Plc	11,525,338
119,493	Xstrata Plc	9,455,342
	Total United Kingdom	1,667,275,435
	TOTAL COMMON STOCKS (COST $6,822,742,590)	7,390,762,303

	PREFERRED STOCKS — 0.3%

	Germany — 0.3%
9,049	Villeroy & Boch AG (Non Voting) 4.66%	127,037
167,724	Volkswagen AG 1.91%	25,455,776
	Total Germany	25,582,813
	TOTAL PREFERRED STOCKS (COST $6,001,421)	25,582,813

	RIGHTS AND WARRANTS — 0.0%

	Switzerland — 0.0%
240,885	UBS AG Rights, Expires 06/12/08 *	321,257
	TOTAL RIGHTS AND WARRANTS (COST $525,291)	321,257

	SHORT-TERM INVESTMENTS — 7.5%

350,420,706	Bank of New York Mellon Institutional Cash Reserves Fund (b)	350,420,706
229,400,000	Dresdner Bank Time Deposit, 2.31%, due 06/02/08	229,400,000
	TOTAL SHORT-TERM INVESTMENTS (COST $579,820,706)	579,820,706

	TOTAL INVESTMENTS — 103.0% (Cost $7,409,090,008)	7,996,487,079

	Other Assets and Liabilities (net) — (3.0)%	(229,580,551)

	TOTAL NET ASSETS — 100.0%	$7,766,906,528

As of May 31, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$7,420,443,144	$1,054,330,651	$(478,286,716)	$576,043,935

A summary of outstanding financial instruments at May 31, 2008 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)

Buys
8/22/08	AUD	42,195,541	$39,890,610	$517,950
8/22/08	CAD	14,200,467	14,279,813	(108)
8/22/08	CAD	13,782,806	13,859,818	(9,951)
8/22/08	CAD	13,782,806	13,859,818	(29,477)
8/22/08	CHF	123,909,419	118,958,562	600,669
8/22/08	CHF	73,716,132	70,770,771	917,523
8/22/08	CHF	73,716,132	70,770,771	732,023
8/22/08	CHF	73,716,132	70,770,771	843,308
8/22/08	CHF	73,716,132	70,770,771	322,387
8/22/08	CHF	73,716,132	70,770,771	886,597
8/22/08	CHF	73,716,132	70,770,771	315,317
8/22/08	JPY	11,316,948,325	107,823,761	(937,941)
8/22/08	JPY	6,143,244,320	58,530,594	(820,983)
8/22/08	JPY	6,143,244,320	58,530,594	(483,510)
8/22/08	JPY	6,143,244,320	58,530,594	(810,090)
8/22/08	JPY	6,143,244,320	58,530,594	(456,255)
8/22/08	JPY	6,143,244,320	58,530,594	(601,948)
8/22/08	JPY	6,143,244,320	58,530,594	(786,598)
8/22/08	NZD	25,020,942	19,341,268	241,285
8/22/08	NZD	24,285,032	18,772,411	223,989
8/22/08	NZD	24,285,032	18,772,411	294,124
8/22/08	SEK	278,594,859	46,216,031	(211,802)
8/22/08	SEK	278,594,859	46,216,031	(107,592)
8/22/08	SEK	278,594,859	46,216,031	(162,337)
8/22/08	SEK	278,594,859	46,216,031	(262,924)
8/22/08	SEK	278,594,859	46,216,031	(21,477)
8/22/08	SEK	278,594,859	46,216,031	(51,855)
8/22/08	SEK	278,594,859	46,216,031	(154,000)
8/22/08	SGD	34,468,502	25,391,162	128,407
8/22/08	SGD	34,468,502	25,391,162	73,296
8/22/08	SGD	34,468,502	25,391,162	153,564
8/22/08	SGD	34,468,502	25,391,162	112,956
8/22/08	SGD	34,468,502	25,391,162	175,165
8/22/08	SGD	34,468,502	25,391,162	152,824
8/22/08	SGD	34,468,502	25,391,162	149,719
			$1,642,617,013	$932,255

Sales
8/22/08	AUD	46,188,528	$43,665,480	$(221,012)
8/22/08	AUD	46,188,528	43,665,480	(174,223)
8/22/08	AUD	46,188,528	43,665,480	(229,788)
8/22/08	AUD	46,188,528	43,665,480	(194,223)
8/22/08	AUD	46,188,528	43,665,480	(222,860)
8/22/08	AUD	46,188,528	43,665,480	(271,311)
8/22/08	AUD	46,188,528	43,665,480	(240,411)
8/22/08	CAD	23,382,847	23,513,500	(218,753)
8/22/08	DKK	34,630,220	7,193,174	5,857
8/22/08	DKK	34,630,220	7,193,174	(11,462)
8/22/08	DKK	35,679,621	7,411,149	4,597
8/22/08	EUR	37,020,489	57,362,878	71,079
8/22/08	EUR	37,020,489	57,362,878	(238,782)
8/22/08	EUR	37,020,489	57,362,878	57,012
8/22/08	EUR	37,020,489	57,362,878	67,007
8/22/08	EUR	37,020,489	57,362,878	(240,263)
8/22/08	EUR	37,020,489	57,362,878	(249,592)
8/22/08	EUR	75,298,476	116,674,236	(322,660)
8/22/08	GBP	35,839,041	70,545,508	(1,049,307)
8/22/08	GBP	35,839,041	70,545,508	(1,206,139)
8/22/08	GBP	35,839,041	70,545,508	(1,238,538)
8/22/08	GBP	35,839,041	70,545,508	(1,289,536)
8/22/08	GBP	35,839,041	70,545,508	(1,096,973)
8/22/08	GBP	35,839,041	70,545,508	(1,020,278)
8/22/08	GBP	35,839,041	70,545,508	(1,322,403)
8/22/08	HKD	151,501,221	19,452,162	18,124
8/22/08	HKD	147,045,302	18,880,040	16,014
8/22/08	HKD	147,045,302	18,880,040	18,927
8/22/08	NOK	86,047,306	16,728,202	222,190
8/22/08	NOK	83,516,503	16,236,196	276,221
8/22/08	NOK	83,516,503	16,236,196	184,062
8/22/08	NZD	33,513,284	25,905,880	16,645
			$1,437,958,133	$(10,100,779)

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)

Buys
972	DAX	June 2008	$268,659,279	$28,030,923
1,004	MSCI Singapore	June 2008	58,150,960	1,871,497
1,221	TOPIX Index	June 2008	162,614,684	14,124,371
			$489,424,923	$44,026,791

Sales
1,454	FTSE 100	June 2008	$173,994,610	$(8,540,326)
443	IBEX 35	June 2008	93,679,136	4,112,287
113	S&P Toronto 60	June 2008	20,002,456	(1,764,234)
			$287,676,202	$(6,192,273)

As of May 31, 2008, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

ADR - American Depositary Receipt
*	Non income-producing security.
(a)

All or a portion of this security is out on loan. As of May 31, 2008, the Fund had loaned securities valued by the Fund at $336,522,712, collateralized by cash in the amount of $350,420,706, which was invested in the Bank of New York Mellon Institutional Cash Reserves Fund.

(b)	All or a portion of this security represents investment of security lending collateral.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material.  Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE.  As a result, foreign equity securities are generally valued using fair value prices supplied by a third party vendor based on models to the extent that these fair value prices are available.  As of May 31, 2008, 92.54% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that may not be active or for which all significant inputs are observable, either directly or indirectly (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2008 in valuing the Fund’s investments carried at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$493,043,271	$117,936,544
Level 2 – Other Significant Observable Inputs	7,503,443,808	7,798,838
Level 3 – Significant Unobservable Inputs	—	—
Total	$7,996,487,079	$125,735,382

*Other financial instruments include foreign currency, forward currency contracts and futures contracts.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 – Quoted Prices	$—	$(10,304,560)
Level 2 – Other Significant Observable Inputs	—	(16,967,362)
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$(27,271,922)

**Other financial instruments include forward currency contracts and futures contracts.

The Fund held no investments or other financial instruments during the period from March 1, 2008 through May 31, 2008, whose fair value was determined using level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date.  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss.  Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss.  These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Schedule of Investments.  In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund.

Futures contracts

The Fund may purchase and sell futures contracts.  Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options

The Fund may write call and put options. Writing options increases the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder.  When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options which expire are treated as realized gains.  Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option.  In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option.  There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option.  Premiums paid for purchasing options which expire are treated as realized losses.  Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options.  Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Swap agreements

The Fund may enter into swap agreements.  A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument.  Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.  Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts.  To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively.  Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate.  The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate.  Variance swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the annualized realized variance of returns on the underlying price and a fixed quantity, also known as the variance strike, over a period of time.  In connection with these agreements, cash or securities may be set aside as collateral by the Fund’s custodian or brokers in accordance with the terms of the swap agreement.  The Fund earns or pays interest on cash set aside as collateral.

Swaps are marked to market daily using models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss.  Payments received or made on swap contracts are recorded as realized gain or loss.  Gains or losses are realized upon early termination of the swap agreements.  These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material.  Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk.  Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions.

Currency Abbreviations:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2008 (Unaudited)

Shares	Description	Value ($)

	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
106,965	GMO Emerging Markets Fund, Class VI	2,289,055
2,404,940	GMO Emerging Markets Opportunities Fund, Class VI	34,919,728
12,142,241	GMO International Growth Equity Fund, Class IV	355,281,976
11,140,827	GMO International Intrinsic Value Fund, Class IV	353,052,805
	TOTAL MUTUAL FUNDS (COST $803,560,598)	745,543,564

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 0.0%
25,423	Eurodollar Time Deposit, 1.00%, due 06/02/08	25,423

	TOTAL SHORT-TERM INVESTMENTS (COST $25,423)	25,423

	TOTAL INVESTMENTS — 100.0% (Cost $803,586,021)	745,568,987

	Other Assets and Liabilities (net) — (0.0%)	(39,251)

	TOTAL NET ASSETS — 100.0%	$745,529,736

As of May 31, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$807,285,275	$4,300,241	$(66,016,529)	$(61,716,288)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of these affiliated issuers during the period ended May 31, 2008 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO Emerging Markets Fund, Class VI	$—	$2,150,000	$—	$—	$—	$2,289,055

GMO Emerging Markets Opportunities Fund, Class VI	52,923,870	—	20,003,036	—	—	34,919,728

GMO International Growth Equity Fund, Class IV	336,900,951	31,823,772	32,178,037	—	—	355,281,976

GMO International Intrinsic Value Fund, Class IV	328,564,268	32,414,975	27,112,345	—	—	353,052,805
Totals	$718,389,089	$66,388,747	$79,293,418	$—	$—	$745,543,564

Notes to Schedule of Investments:

Portfolio valuation

Shares of the underlying funds and other mutual funds are valued at their net asset value.

Investments held by the underlying funds are valued as follows.  Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material.  Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, foreign equity securities are generally valued using fair value prices supplied by a third party vendor based on models to the extent that these fair value prices are available. As of May 31, 2008, 89.72% of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by a third party vendor.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that may not be active or for which all significant inputs are observable, either directly or indirectly (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2008 in valuing the Fund’s investments carried at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$745,568,987	$—
Level 2 - Other Significant Observable Inputs	—	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$745,568,987	$—

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$—	$—
Level 2 - Other Significant Observable Inputs	—	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$—	$—

The Fund held no investments or other financial instruments during the period from March 1, 2008 through May 31, 2008, whose fair value was determined using level 3 inputs.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2008 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 93.3%

	Australia — 6.5%
57,415	Aquarius Platinum Ltd	932,919
251,627	Boral Ltd	1,451,208
98,399	Cabcharge Australia Ltd	845,169
31,614	Cochlear Ltd	1,638,275
1,687,677	Commonwealth Property Office Fund	2,099,748
939,440	CSR Ltd	2,623,264
393,680	Downer Edi Ltd	2,713,614
70,552	Flight Centre Ltd	1,282,789
491,449	Great Southern Ltd	684,298
349,915	Gunns Ltd	1,011,473
32,720	Incitec Pivot Ltd	5,449,030
112,092	Independence Group NL	691,305
839,394	ING Industrial Fund Unit	1,602,419
863,144	ING Office Fund	1,094,436
115,521	JB Hi-Fi Ltd	1,073,322
527,939	Macmahon Holdings Ltd	874,328
857,701	Macquarie CountryWide Trust	968,583
1,685,863	Macquarie DDR Trust	903,322
3,045,429	Macquarie Office Trust	2,798,172
333,680	MFS Ltd	315,742
202,237	Mincor Resources	623,309
121,339	Mirvac Group Ltd	382,175
898,701	Mount Gibson Iron Ltd *	2,813,326
1,742,850	Pan Australian Resources Ltd *	1,774,927
764,444	PaperlinX Ltd	1,653,181
293,109	Queensland Gas Co Ltd *	1,719,555
104,860	Sally Malay Mining Ltd	481,121
91,033	Sims Group Ltd	3,271,621
104,960	Straits Resources Ltd	783,194
564,516	Tishman Speyer Office Fund	848,087
140,889	West Australian Newspapers Holdings Ltd	1,274,007
	Total Australia	46,677,919

	Austria — 0.5%
16,762	Flughafen Wien AG	1,928,127
19,232	Mayr-Melnhof Karton AG (Bearer)	2,001,693
	Total Austria	3,929,820

	Belgium — 1.6%
25,508	CMB Cie Maritime Belge (a)	1,746,155
6,886	Cofinimmo SA (a)	1,286,668
76,893	Euronav SA	3,234,468
14,703	EVS Broadcast Equipment SA	1,387,244
28,573	GIMV NV	2,029,516
33,974	Tessenderlo Chemie (a)	1,856,454
	Total Belgium	11,540,505

	Brazil — 0.3%
15,856	Companhia Saneamento Basico Sao Paulo	447,945
16,500	Companhia Siderurgica Nacional SA	804,458

Shares	Description	Value ($)

	Brazil — continued
6,070	Unibanco-Uniao de Bancos Brasileiros SA GDR	952,201
	Total Brazil	2,204,604

	Canada — 8.1%
100,100	Ace Aviation Holdings Inc Class A *	2,152,916
60,600	Advantage Energy Income Fund	791,655
66,300	Aecon Group Inc	1,100,329
34,800	AGF Management Ltd Class B	796,799
73,300	Baytex Trust	2,135,703
105,300	Biovail Corp	1,225,109
200,500	CGI Group Inc *	2,157,151
69,400	Crescent Point Energy Trust	2,523,573
130,900	Daylight Resources Trust	1,392,525
30,800	Dorel Industries Inc Class B	955,060
96,500	Fairborne Energy Ltd	981,899
104,700	Gerdau Ameristeel Corp	1,879,879
110,800	Hudbay Minerals Inc *	1,951,489
23,500	Industrial Alliance Insurance & Financial Services Inc	849,084
92,100	Kingsway Financial Services Inc	889,855
50,200	Laurentian Bank of Canada	2,147,748
55,000	Linamar Corp	936,041
24,900	Major Drilling Group International Inc *	1,378,321
103,400	Methanex Corp	2,922,174
229,400	Northgate Minerals Corp *	692,633
85,000	Oilexco Inc *	1,343,951
38,200	Open Text Corp *	1,364,835
87,800	Petrobank Energy and Resources Ltd *	5,072,182
76,571	Quebecor Inc Class B	2,420,587
63,500	RONA Inc *	787,998
81,900	Rothmans Inc	2,112,618
87,500	Russel Metals Inc	2,676,253
82,700	Saskatchewan Wheat Pool Inc *	1,131,965
71,800	Silver Wheaton Corp *	1,042,748
116,500	Sino Forest Corp *	2,438,808
53,900	Torstar Corp Class B	714,978
102,900	Transcontinental Inc	1,869,308
64,900	Trican Well Service Ltd	1,398,459
94,500	Trinidad Drilling Ltd	1,322,011
109,200	TriStar Oil & Gas Ltd *	2,010,133
	Total Canada	57,566,777

	China — 0.3%
134,000	Aluminum Corp of China Ltd	234,520
132,000	China Shipping Development Co Ltd Class H	448,987
534,000	CNPC Hong Kong Ltd	280,757
104,000	Cosco Pacific Ltd	197,295
461,600	Denway Motors Ltd	216,382
78,000	Jiangxi Copper Co Ltd Class H	179,574
46,000	Kingboard Chemical Holdings Ltd	213,197
72,000	Shanghai Industrial Holdings Ltd	266,699
112,000	Yanzhou Coal Mining Co Ltd Class H	244,164
	Total China	2,281,575

Shares	Description	Value ($)

	Denmark — 0.2%
13,300	D/S Norden	1,659,215

	Finland — 1.5%
93,502	Amer Sports Oyj Class A	1,667,430
12,119	Nokian Renkaat Oyj	626,006
128,771	OKO Bank	2,652,302
45,400	Orion Oyj	974,546
26,806	Outotec Oyj	1,833,842
24,200	Rakentajain Konevuokr	479,383
111,294	Tietoenator Oyj	2,468,676
	Total Finland	10,702,185

	France — 5.3%
2,145	Areva	2,700,460
24,850	Arkema (a)	1,587,349
7,903	BIC SA (a)	393,402
19,288	bioMerieux	2,079,788
4,621	Bollore	985,056
4,957	Casino Guichard-Perrachon SA	627,927
13,663	Ciments Francais	2,635,957
7,370	Euler Hermes SA (a)	695,307
11,203	Fonciere des Regions (a)	1,525,230
59,677	Gemalto NV *	2,042,098
22,275	Groupe Steria SCA	686,031
28,974	IMS International Metal Service	1,118,361
25,175	Ipsen SA	1,691,165
73,245	Maurel et Prom	1,832,012
21,443	Nexans SA	2,924,530
21,960	Rallye SA	1,668,392
44,131	Recyclex SA *	784,891
51,415	UbiSoft Entertainment SA *	4,984,443
32,128	Valeo SA	1,281,423
5,934	Vilmorin & Cie	1,170,791
20,328	Wendel Investissement (a)	2,891,199
24,706	Zodiac SA	1,308,843
	Total France	37,614,655

	Germany — 7.4%
169,465	Aixtron AG	2,514,832
129,703	Altana AG (a)	2,457,262
82,857	Arques Industries AG	968,049
18,981	Bechtle AG	597,669
14,397	Douglas Holdings AG	773,246
12,454	ElringKlinger AG * (a)	1,395,243
69,377	Gildemeister AG (a)	2,393,690
112,632	Hannover Rueckversicherungs AG (Registered) (a)	6,197,157
92,725	IKB Deutsche Industriebank AG *	544,426
2,309	K&S AG	1,082,301
11,644	Krones AG	970,862
23,363	Leonische Drahtwerke AG (a)	1,186,904
61,030	Medion AG	1,307,834
132,109	Norddeutsche Affinerie AG	6,320,805
3,017	Puma AG Rudolf Dassler Sport	1,175,547

Shares	Description	Value ($)

	Germany — continued
6,914	Q-Cells AG *	840,016
160,057	Qiagen NV *	3,205,140
106,871	Rhoen-Klinikum AG	3,295,879
2,109	Salzgitter AG	414,366
66,631	SGL Carbon AG *	4,927,016
28,282	Stada Arzneimittel AG	1,864,431
186,560	Suedzucker AG	4,203,614
59,720	TUI AG	1,581,652
16,098	Vossloh AG (a)	2,320,998
	Total Germany	52,538,939

	Greece — 1.0%
454,502	Alapis Holding Industrial & Commercial SA	1,486,943
33,052	Babis Vovos International *	1,131,033
74,742	Hellenic Exchanges SA	1,431,452
142,559	Hellenic Technodomiki Tev SA	1,794,383
64,743	Intralot SA	1,226,082
190,551	Technical Olympic SA *	177,870
	Total Greece	7,247,763

	Hong Kong — 1.4%
88,000	Asia Satellite Telecommunications Holdings Ltd	152,131
168,400	Dah Sing Financial Services	1,436,796
1,128,000	Far East Consortium International Ltd	381,811
1,199,200	HKR International Ltd	762,448
1,022,000	Midland Holdings Ltd	978,220
2,570,000	Pacific Basin Shipping Ltd	4,458,862
615,000	Sun Hung Kai & Co Ltd	548,684
210,000	VTech Holdings Ltd	1,239,912
	Total Hong Kong	9,958,864

	Hungary — 0.2%
55,440	Magyar Telekom Nyrt	273,038
4,200	MOL Magyar Olaj es Gazipari Nyrt (New Shares) *	632,280
1,530	Richter Gedeon Nyrt	336,642
	Total Hungary	1,241,960

	India — 0.1%
5,500	Bajaj Auto Ltd *	132,000
5,500	Bajaj Financial Service Ltd	132,000
64,500	Hindalco Industries Ltd GDR 144A *	290,895
	Total India	554,895

	Indonesia — 0.0%
283,500	Bank Rakyat Indonesia	176,568

	Ireland — 1.3%
199,914	DCC Plc	4,647,888
1,029,580	Fyffes Plc	1,292,468
265,975	Grafton Group Plc *	1,984,788

Shares	Description	Value ($)

	Ireland — continued
1,160,976	Total Produce Ltd	1,154,154
	Total Ireland	9,079,298

	Israel — 0.2%
76,960	Bank Hapoalim BM	393,895
124,980	Bank Leumi Le	686,961
11,310	Check Point Software Technologies Ltd *	280,828
	Total Israel	1,361,684

	Italy — 2.8%
142,687	Benetton Group SPA	1,914,556
1,400,808	Beni Stabili SPA (a)	1,488,031
177,554	Bulgari SPA	2,051,916
65,697	Buzzi Unicem SPA	1,929,577
305,053	Cementir SPA	2,623,655
48,689	Danieli and Co SPA (Savings Shares)	1,277,769
69,761	ERG SPA	1,596,616
48,722	Indesit Company SPA	611,253
9,208	Italmobiliare SPA	909,492
40,172	Italmobiliare SPA-RNC	2,865,846
341,277	Milano Assicurazioni SPA	2,147,553
32,461	Pirelli & Co Real Estate SPA	834,361
	Total Italy	20,250,625

	Japan — 19.2%
116,300	Aderans Co Ltd	2,432,250
212,100	Alps Electric Co Ltd	2,322,210
176,600	AOC Holdings Inc	2,212,405
39,000	Avex Group Holding Inc (a)	452,991
317,000	Calsonic Kansei Corp	1,330,171
30,000	Capcom	996,560
505,000	Central Glass Co Ltd	2,074,083
68,000	Chiba Kogyo Bank Ltd *	990,031
979	CyberAgent Inc	1,456,841
337,400	Daiei Inc *	2,487,642
34,000	Daiichikosho Co Ltd	358,297
771,000	Daikyo Inc	1,528,961
192,000	Daio Paper Corp (a)	1,588,284
52,800	Daiseki Co Ltd	1,592,822
314,000	Daiwabo Co Ltd	795,343
376	DeNa Co Ltd	2,649,380
99,600	Don Quijote Co Ltd	2,082,261
217,200	Edion Corp	1,964,374
82,600	Foster Electric Co Ltd	1,876,126
87,300	Fuji Oil Co Ltd	805,471
42,800	Futaba Industrial Co Ltd	1,080,371
58,900	GLORY Ltd	1,385,010
468,000	Godo Steel	1,904,886
310,000	GS Yuasa Corp	1,170,896
21,980	Gulliver International Co Ltd	711,381
57,100	H.I.S. Co Ltd	865,968
538,000	Hanwa Co Ltd	3,419,723

Shares	Description	Value ($)

	Japan — continued
428,400	Haseko Corp	690,585
89,100	Hisamitsu Pharmaceutical Co Inc	3,592,941
95,700	Hosiden Corp	2,059,569
526,000	Ishihara Sangyo Kaisha Ltd *	804,185
625,000	Iwatani International Corp (a)	2,005,880
257,000	JACCS Co Ltd *	748,909
154,500	Joint Corp	1,188,385
77,700	Kaga Electronics Co Ltd	1,047,276
259	Kakaku.com Inc	1,478,237
150,000	Kamigumi Co Ltd	1,190,312
252,000	Kayaba Industry Co	1,167,244
988	Kenedix Inc	1,461,482
1,922	KK DaVinci Advisors *	1,423,251
24,000	Kobayashi Pharmaceutical Co Ltd	742,157
116,300	Kohnan Shoji Co Ltd	1,762,000
123,000	Koito Manufacturing Co Ltd	1,754,535
85,000	Kojima Co Ltd (a)	446,966
428,000	Kurabo Industries Ltd	934,577
292,000	Kyokuyo Co Ltd	556,772
104,000	Kyudenko Corp	643,913
299,000	Maeda Corp (a)	1,151,201
1,124,525	Maruha Group Inc	1,845,517
156,000	Meiji Dairies Corp	850,914
89,900	Miraca Holdings Inc	2,217,525
251,000	Mizuho Investors Securities	338,411
192,000	Nagase & Co	2,300,571
128,000	Nidec Sankyo Corp	931,149
59,500	Nihon Kohden Corp	1,121,189
111,000	Nikkiso Co Ltd	896,155
191,000	Nippon Corp	1,046,881
132,000	Nippon Denko Co Ltd	1,590,054
266,000	Nippon Flour Mills Co Ltd	1,133,647
722,000	Nippon Light Metal	1,246,544
158,000	Nippon Synthetic Chemical Industry Co Ltd	901,119
118,500	Nippon Yakin Koguo Co Ltd	852,954
72,000	Nipro Corp	1,261,695
460,000	Nissan Shatai Co Ltd	3,314,385
33,300	Nissha Printing Co Ltd	1,719,465
36,000	Nissin Kogyo Co Ltd	643,841
233,000	Ogaki Kyoritsu Bank Ltd	1,315,688
260,000	Okasan Securities Co Ltd	1,569,814
28,500	Okinawa Electric Power Co	1,330,308
282	Osaka Securities Exchange Co Ltd	1,581,149
102,000	Pacific Metals Co Ltd	886,038
26,850	Point Inc	1,082,069
95,100	Q.P. Corp	882,736
1,515	Round One Corp	1,854,319
143,000	Ryobi Ltd	533,307
41,600	Ryohin Keikaku Co Ltd	2,458,938
100,600	Ryosan Co	2,300,579
67,000	Sanki Engineering	501,247
458,000	Sankyo-Tateyama Holdings Inc	595,418
147,000	Sankyu Inc	839,030

Shares	Description	Value ($)

	Japan — continued
25,600	Sawai Pharmaceuticals Co Ltd	1,063,621
141,000	Seino Holdings Co Ltd	837,766
38,100	Shima Seiki Manufacturing Ltd	1,251,387
73,800	Shimachu Co	1,904,448
69,500	Shinko Plantech Co Ltd	1,176,133
110,000	Shinwa Kaiun Kaisha Ltd	725,983
165,200	Showa Corp	1,299,660
39,900	Sugi Pharmacy Co Ltd	980,591
543,000	Sumitomo Light Metal Industry	726,398
226,000	Taihei Kogyo Co Ltd	971,916
398,000	TOA Corp *	430,745
197,000	Toho Gas Co Ltd	1,018,711
117,800	Tokyo Steel Manufacturing Co	1,631,100
488,000	Topy Industries Ltd	1,519,269
79,000	Toshiba Plant Systems & Services Corp	777,332
75,000	Toyo Suisan Kaisha Ltd	1,616,061
463,000	Toyo Tire & Rubber Co Ltd	1,828,010
64,300	Tsumura & Co	1,586,216
143,000	Uchida Yoko Co Ltd	599,550
195,000	Uniden Corp	1,131,112
23,000	Union Tool Co	783,866
600,000	Unitika Ltd	666,125
188,000	Yokohama Rubber Co	918,628
	Total Japan	136,772,399

	Malaysia — 0.2%
181,000	Genting Berhad	343,397
79,500	MISC Berhad	230,710
283,000	Resorts World Berhad	284,703
150,471	Sime Darby Berhad	441,270
41,222	Tanjong Plc	206,021
	Total Malaysia	1,506,101

	Netherlands — 4.6%
120,125	Boskalis Westminster	7,289,671
39,500	Chicago Bridge & Iron Co NV (NY Shares)	1,805,150
113,983	Corporate Express NV	1,501,835
70,649	CSM	2,692,134
17,073	Fugro NV	1,504,699
14,616	Hunter Douglas NV	964,195
15,782	Koninklijke Vopak NV	1,149,773
35,735	Koninklijke Wessanen NV	473,534
114,136	OCE NV	1,607,888
34,370	OPG Groep NV	840,165
33,270	Smit International NV	3,724,853
76,817	SNS Reaal	1,766,628
62,226	Tele Atlas NV *	2,903,662
26,205	Vastned NV	2,387,122
18,456	Wereldhave NV	2,152,246
	Total Netherlands	32,763,555

Shares	Description	Value ($)

	New Zealand — 0.2%
759,977	Fisher & Paykel Healthcare Corp Ltd	1,428,914

	Norway — 0.5%
39,400	Frontline Ltd	2,446,973
185,500	Golden Ocean Group Ltd	1,218,922
	Total Norway	3,665,895

	Philippines — 0.1%
22,320	Ayala Corp	179,916
4,582	Philippine Long Distance Telephone Co	274,370
	Total Philippines	454,286

	Poland — 0.2%
15,310	KGHM Polska Miedz SA	726,592
32,200	Polski Koncern Naftowy Orlen SA *	594,237
	Total Poland	1,320,829

	Portugal — 0.4%
118,287	Banif SGPS SA (Registered Shares)	483,912
212,460	Jeronimo Martins SGPS SA	1,531,995
140,175	Redes Energeticas Nacionais SA	689,212
	Total Portugal	2,705,119

	Russia — 0.3%
27,500	Comstar United Telesystems OJSC GDR	302,225
5,590	CTC Media Inc *	154,731
17,900	Gazprom Neft Sponsored ADR	663,553
4,400	OAO Tatneft Sponsored GDR (Registered Shares)	696,300
49,000	Surgutneftegaz Sponsored ADR	596,820
	Total Russia	2,413,629

	Singapore — 3.5%
665,000	Allgreen Properties Ltd	480,502
617,000	Ezra Holdings Ltd	1,361,972
818,000	Indofood Agri Resources Ltd *	1,514,521
835,000	Kim Eng Holdings Ltd	1,243,408
718,000	KS Energy Services Ltd	1,075,299
790,000	MobileOne Ltd	1,131,895
863,100	Pacific Century Region Developments Ltd	229,983
1,659,000	Raffles Education Corp Ltd	1,625,431
547,000	Singapore Airport Terminal Services Ltd	978,337
914,000	Singapore Petroleum Co	4,654,617
2,206,000	Singapore Post Ltd	1,765,059
349,000	Sino-Environment Technology Group Ltd *	456,029
537,000	SMRT Corp Ltd	662,243
1,080,000	Straits Asia Resources Ltd	3,254,714
610,000	Tat Hong Holdings Ltd	1,028,472
584,000	United Overseas Land	1,679,276
156,000	Venture Corp Ltd	1,146,991
505,000	Wheelock Properties Ltd	807,154
	Total Singapore	25,095,903

Shares	Description	Value ($)

	South Africa — 0.3%
56,200	African Bank Investments Ltd	180,717
12,600	ArcelorMittal South Africa Ltd	413,276
10,900	Barloworld Ltd	147,367
20,600	Naspers Ltd Class N	480,770
145,950	Sanlam Ltd	369,645
11,000	Tiger Brands Ltd	226,687
	Total South Africa	1,818,462

	South Korea — 1.4%
14,130	Daegu Bank	208,611
2,310	Daelim Industrial Co Ltd	277,246
10,185	Daewoo Engineering & Construction Co Ltd	178,126
12,344	Hana Financial Group Inc	515,511
3,741	Hyundai Development Co	228,608
5,440	Hyundai Mobis	484,829
12,020	Hyundai Motor Co	980,519
4,650	Hyundai Steel Co	373,784
16,710	Industrial Bank of Korea	301,065
10,400	Kookmin Bank	647,769
22,700	Korea Exchange Bank	338,429
4,030	Korean Air Lines Co Ltd	205,570
6,800	KT&G Corp	590,273
3,933	LG Chemicals Ltd	374,099
5,530	LG Corp	432,455
5,570	LG Electronics Inc	773,865
2,020	POSCO	1,104,050
14,990	Pusan Bank	217,692
2,890	S-Oil Corp	207,522
12,380	Shinhan Financial Group Co Ltd	620,418
1,020	SK Corp	160,476
23,730	SK Telecom Co Ltd ADR	539,146
	Total South Korea	9,760,063

	Spain — 0.3%
25,836	Corp Financiera Alba	1,822,436

	Sweden — 4.8%
79,200	Axfood AB	2,656,722
79,500	Boliden AB	898,936
83,100	D Carnegie AB	1,192,361
102,700	Electrolux AB Series B	1,483,985
72,200	Elekta AB Class B Shares	1,298,047
52,400	Fabege AB	459,055
100,255	Getinge AB	2,727,957
108,900	Hexagon AB	2,263,017
197,417	Kinnevik Investment AB Class B	4,307,155
221,000	Kungsleden AB	2,055,000
125,700	NCC Class B	2,387,133
26,950	Oriflame Cosmetics SA SDR	1,915,666
46,400	Ratos AB Series B	1,556,040
107,000	Trelleborg AB Class B	1,999,745

Shares	Description	Value ($)

	Sweden — continued
70,600	Vostok Gas Ltd *	6,679,918
	Total Sweden	33,880,737

	Switzerland — 2.6%
31,650	Actelion Ltd *	1,731,046
11,014	Bucher Industries AG	2,885,846
2,486	Burckhardt Compression Holding AG	809,249
7,069	Charles Voegele Holding AG *	633,887
55,490	Ciba Holding AG	1,831,646
222,578	Clariant AG *	2,485,549
515	Forbo Holdings AG (Registered) *	252,616
6,679	Galenica AG	2,380,170
3,720	Helvetia Patria Holding (Registered)	1,479,795
562	Hiestand Holding AG (Registered)	959,602
28,866	PSP Swiss Property AG (Registered) *	1,781,475
6,320	Swiss Steel AG (Registered)	566,328
4,223	Verwaltungs & Private Bank	1,082,534
	Total Switzerland	18,879,743

	Taiwan — 1.2%
158,000	Acer Inc	328,152
365,621	Advanced Semiconductor Engineering Inc	384,541
294,256	AU Optronics Corp	564,077
102,000	Chi Mei Optoelectronics Corp	139,222
603,165	China Steel Corp	1,031,860
389,000	Chinatrust Financial Holding Co Ltd *	397,053
216,660	Chunghwa Telecom Co Ltd	538,726
319,859	Compal Electronics Inc	355,770
85,896	Far Eastern Textile Co Ltd	133,771
163,206	Far Eastone Telecommunications Co Ltd	283,511
216,995	Formosa Chemicals & Fibre Co	517,500
449,000	Fubon Financial Holding Co Ltd	535,124
32,435	High Tech Computer Corp	864,233
23,340	MediaTek Inc	291,908
362,000	Mega Financial Holdings Co Ltd	283,601
192,060	Nan Ya Plastics Corp	445,447
251,395	Quanta Computer Inc	397,338
171,760	Siliconware Precision Industries Co	290,561
186,970	Taiwan Mobile Co Ltd	346,954
541,761	United Microelectronics Corp	337,349
	Total Taiwan	8,466,698

	Thailand — 0.7%
35,810	Advanced Info Service Pcl (Foreign Registered)	107,452
108,270	Bangkok Bank Pcl NVDR	442,859
168,000	Bangkok Dusit Medical Service Pcl (Foreign Registered)	202,826
6,810	Banpu Pcl (Foreign Registered) (b)	102,185
11,800	Banpu Pcl NVDR	174,159
2,410,100	IRPC Pcl (Foreign Registered)	370,508
155,000	Kasikornbank Pcl (Foreign Registered) (b)	405,115
90,410	Kasikornbank Pcl NVDR	236,300
130,680	PTT Exploration & Production Pcl (Foreign Registered)	751,244

Shares	Description	Value ($)

	Thailand — continued
110,450	PTT Pcl (Foreign Registered)	1,140,745
36,450	Siam Cement Pcl NVDR	226,394
202,380	Siam Commercial Bank Pcl (Foreign Registered)	560,047
232,250	Thai Oil Pcl (Foreign Registered)	457,023
	Total Thailand	5,176,857

	Turkey — 0.5%
44,790	Anadolu Efes Biracillik ve Malt Sanayii AS	419,092
72,180	Eregli Demir ve Celik Fabrikalari TAS	463,313
90,550	Haci Omer Sabanci Holding AS	344,332
159,861	KOC Holding AS *	450,688
32,040	Tupras-Turkiye Petrol Rafineriler AS	803,250
86,630	Turkiye Garanti Bankasi *	397,263
57,900	Turkiye Halk Bankasi AS	348,958
189,450	Turkiye Vakiflar Bankasi TAO Class D	326,082
	Total Turkey	3,552,978

	United Kingdom — 13.6%
49,647	Admiral Group Plc	858,362
376,525	Aggreko Plc	4,513,487
367,264	Amlin Plc	2,112,044
85,357	Arriva Plc	1,082,981
83,328	Autonomy Corp Plc *	1,464,485
38,674	Aveva Group Plc	1,142,191
68,910	Babcock International Group	852,371
85,482	Barratt Developments Plc	309,724
421,780	BBA Aviation Plc	1,198,447
47,283	Bellway Plc	583,183
43,329	Berkeley Group Holdings Plc *	697,269
228,368	Bradford & Bingley Plc	400,080
316,345	Brit Insurance Holdings Plc	1,358,572
45,222	British Energy Group Plc	657,403
111,435	Britvic Plc	691,407
32,872	Cairn Energy Plc *	2,196,387
69,421	Close Brothers Group Plc	791,144
110,113	Dairy Crest Group Plc	892,144
50,167	Dana Petroleum Plc (Ordinary Shares) *	1,820,465
141,069	De La Rue Plc	2,657,872
3,137,460	Dimension Data Holdings Plc	3,249,199
346,512	Drax Group Plc	4,649,094
451,520	Electrocomponents Plc	1,542,778
149,208	Ferrexpo Plc	1,138,550
525,407	FKI Plc	883,309
462,729	Game Group Plc	2,592,384
55,770	Greene King Plc	597,293
1,004,288	HMV Group Plc	2,764,661
183,075	Inchcape Plc	1,585,049
294,848	Inmarsat Plc	2,756,258
231,277	Johnston Press Plc	518,519
179,311	Kesa Electricals Plc	722,045
108,357	Ladbrokes Plc	673,919
268,717	LG Group Holdings Plc	2,035,468
101,471	Luminar Group Holdings Plc	641,564

Shares	Description	Value ($)

	United Kingdom — continued
251,860	Misys Plc	794,264
62,090	National Express Group Plc	1,124,768
1,456,273	Northern Foods Plc	2,293,938
174,900	PartyGaming Plc *	993,334
207,342	Pennon Group Plc	2,666,501
208,088	Petrofac Ltd	2,580,217
92,959	Provident Financial Plc	1,472,164
29,548	Randgold Resources Ltd	1,256,955
38,882	Rotork Plc	875,055
3,234,401	Signet Group Plc	3,974,277
242,677	Smith (David S.) Holdings Plc	645,077
422,058	Smith News Plc	782,464
27,014	Soco International Plc *	1,029,834
115,509	SSL International Plc	1,103,879
302,193	Stagecoach Group Plc	1,390,281
208,541	Taylor Woodrow Plc	351,836
207,572	TDG Plc	1,096,040
636,816	Tomkins Plc	2,283,889
131,062	Travis Perkins Plc	2,170,273
664,823	Trinity Mirror Plc	2,998,822
47,460	Tullow Oil Plc	840,396
79,696	VT Group Plc	1,032,816
154,445	Weir Group Plc (The)	2,761,018
222,603	WH Smith Plc	1,748,604
172,621	William Hill Plc	1,296,895
422,975	Wood Group (John) Plc	3,749,641
3,073,669	Woolworths Group Plc	639,915
	Total United Kingdom	96,583,261
	TOTAL COMMON STOCKS (COST $641,502,228)	664,655,716

	PREFERRED STOCKS — 2.0%

	Brazil — 1.4%
66,100	Aracruz SA Class B (Registered) 1.36%	591,710
58,234	Banco Bradesco SA 0.03%	1,407,068
33,120	Banco Itau Holding Financeira SA 0.29%	1,027,504
22,483	Brasil Telecom Participacoes SA 3.90%	371,146
18,600	Brasil Telecom SA 3.68%	227,225
36,337	Companhia Energetica de Minas Gerais 2.33%	849,613
16,388	Companhia Paranaense de Energia Class B 0.88%	300,052
47,800	Companhia Vale do Rio Doce Class A 0.36%	1,597,546
7,300	Duratex SA 1.14%	166,062
14,700	Gerdau Metalurgica SA 1.78%	1,021,182
16,800	Gerdau SA 1.45%	845,733
55,900	Sadia SA 0.28%	474,282
9,370	Tele Norte Leste Participacoes ADR 0.48%	242,496
19,400	Tele Norte Leste Participacoes SA 0.50%	505,724
	Total Brazil	9,627,343

	Germany — 0.4%
14,778	Draegerwerk AG 1.44% (a)	866,669

Shares/ Par Value($)	Description	Value ($)

	Germany — continued
34,859	Hugo Boss AG 4.55% (a)	1,738,175
	Total Germany	2,604,844

	Italy — 0.2%
49,705	IFI Istituto Finanziario Industries *	1,398,510

	Russia — 0.0%
330,840	Surgutneftegaz 5.80%	199,331
13,600	Surgutneftegaz Sponsored ADR 5.95%	79,832
	Total Russia	279,163

	South Korea — 0.0%
6,240	Hyundai Motor Co 3.04%	219,304
	TOTAL PREFERRED STOCKS (COST $7,939,629)	14,129,164

	SHORT-TERM INVESTMENTS — 7.3%

30,381,582	Bank of New York Mellon Institutional Cash Reserves Fund (c)	30,381,582
21,500,000	ING Bank Time Deposit, 2.32%, due 06/02/08	21,500,000
	TOTAL SHORT-TERM INVESTMENTS (COST $51,881,582)	51,881,582

	TOTAL INVESTMENTS — 102.6% (Cost $701,323,439)	730,666,462

	Other Assets and Liabilities (net) — (2.6)%	(18,435,822)

	TOTAL NET ASSETS — 100.0%	$712,230,640

As of May 31, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

			Net Unrealized
Aggregate	Gross Unrealized	Gross Unrealized	Appreciation
Cost	Appreciation	(Depreciation)	(Depreciation)
$705,934,583	$102,323,313	$(77,591,434)	$24,731,879

A summary of outstanding financial instruments at May 31, 2008 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)

Buys
8/22/08	CAD	5,199,331	$5,228,383	$(3,754)
8/22/08	CAD	5,046,410	5,074,607	(38)
8/22/08	CAD	5,046,410	5,074,607	(10,793)
8/22/08	CHF	4,962,980	4,764,682	29,014
8/22/08	CHF	17,780,735	17,070,298	203,411
8/22/08	CHF	17,257,772	16,568,230	171,375
8/22/08	CHF	18,635,772	17,891,171	194,876
8/22/08	EUR	850,000	1,317,066	(11,916)
8/22/08	EUR	726,000	1,124,930	(1,394)
8/22/08	JPY	219,035,638	2,086,892	(28,046)
8/22/08	JPY	212,593,413	2,025,513	(28,927)
8/22/08	JPY	212,593,413	2,025,513	(15,789)
8/22/08	NZD	1,831,695	1,415,906	21,510
8/22/08	NZD	1,777,822	1,374,262	18,565
8/22/08	NZD	1,777,822	1,374,262	21,109
8/22/08	SEK	25,050,655	4,155,647	(23,642)
8/22/08	SEK	25,809,766	4,281,576	(19,622)
8/22/08	SEK	25,050,655	4,155,647	(4,663)
8/22/08	SGD	6,430,396	4,736,940	13,674
8/22/08	SGD	6,241,267	4,597,618	23,251
8/22/08	SGD	6,241,267	4,597,618	27,110
			$110,941,368	$575,311

Sales
8/22/08	AUD	14,599,347	$13,801,857	$(69,858)
8/22/08	AUD	14,169,955	13,395,921	(70,495)
8/22/08	AUD	14,169,955	13,395,921	(53,449)
8/22/08	AUD	3,244,015	3,066,811	(39,820)
8/22/08	DKK	5,215,600	1,083,352	882
8/22/08	GBP	5,087,090	10,013,419	(175,801)
8/22/08	GBP	4,937,469	9,718,906	(151,128)
8/22/08	GBP	4,937,469	9,718,906	(140,562)
8/22/08	HKD	20,355,160	2,613,523	2,620
8/22/08	HKD	19,756,479	2,536,654	2,719
8/22/08	HKD	19,756,479	2,536,654	2,412
8/22/08	NOK	5,879,410	1,142,999	22,741
8/22/08	NOK	5,879,410	1,142,999	15,182
8/22/08	NZD	3,285,565	2,539,753	1,632
			$86,707,675	$(652,925)

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)

Buys
2	AEX	June 2008	$302,407	$(1,071)
190	CAC 40	June 2008	14,825,442	165,765
95	DAX	June 2008	26,257,851	2,486,644
8	FTSE 100	June 2008	957,329	(21,433)
1	Hang Seng	June 2008	156,710	1,134
4	MSCI Singapore	June 2008	231,677	7,456
3	S&P Toronto 60	June 2008	531,039	(3,638)
1	S&P/MIB	June 2008	259,126	(730)
			$43,521,581	$2,634,127

Sales
7	IBEX 35	June 2008	$1,480,257	$64,980
103	OMXS 30	June 2008	1,725,329	8,825
119	SPI 200	June 2008	16,225,040	(1,595,736)
15	TOPIX	June 2008	1,997,724	(173,212)
			$21,428,350	$(1,695,143)

As of May 31, 2008, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR - American Depositary Receipt
Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.
GDR - Global Depository Receipt
NVDR - Non-Voting Depository Receipt
SDR - Swedish Depository Receipt
* Non income-producing security.
(a)

All or a portion of this security is out on loan. As of May 31, 2008, the Fund had loaned securities valued by the Fund at $28,913,994, collateralized by cash in the amount of $30,381,582, which was invested in the Bank of New York Mellon Institutional Cash Reserves Fund.

(b) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.
(c) All or a portion of this security represents investment of security lending collateral.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material.  Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE.  As a result, foreign equity securities are generally valued using fair value prices supplied by a third party vendor based on models to the extent that these fair value prices are available.  As of May 31, 2008, 84.27% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that may not be active or for which all significant inputs are observable, either directly or indirectly (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2008 in valuing the Fund’s investments carried at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$100,054,596	$6,590,380
Level 2 – Other Significant Observable Inputs	630,104,566	772,083
Level 3 – Significant Unobservable Inputs	507,300	—
Total	$730,666,462	$7,362,463

*Other financial instruments include foreign currency, forward currency contracts and futures contracts.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 – Quoted Prices	$—	$(1,795,820)
Level 2 – Other Significant Observable Inputs	—	(849,697)
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$(2,645,517)

**Other financial instruments include forward currency contracts and futures contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of March 1, 2008	$296,806	$—
Realized gain (loss)	81,029	—
Change in unrealized appreciation/depreciation	(190,551)	—
Net purchases (sales)	(94,943)	—
Net transfers in and/or out of Level 3	414,959	—
Balance as of May 31, 2008	$507,300	$—

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date.  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss.  Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss.  These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Schedule of Investments.  In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund.

Futures contracts

The Fund may purchase and sell futures contracts.  Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options

The Fund may write call and put options. Writing options increases the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder.  When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options which expire are treated as realized gains.  Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option.  In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option.  There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option.  Premiums paid for purchasing options which expire are treated as realized losses.  Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options.  Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Swap agreements

The Fund may enter into swap agreements.  A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument.  Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.  Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts.  To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively.  Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate.  The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate.  Variance swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the annualized realized variance of returns on the underlying price and a fixed quantity, also known as the variance strike, over a period of time.  In connection with these agreements, cash or securities may be set aside as collateral by the Fund’s custodian or brokers in accordance with the terms of the swap agreement.  The Fund earns or pays interest on cash set aside as collateral.

Swaps are marked to market daily using models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss.  Payments received or made on swap contracts are recorded as realized gain or loss.  Gains or losses are realized upon early termination of the swap agreements.  These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material.  Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk.  Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions.

Currency Abbreviations:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Real Estate Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2008 (Unaudited)

Shares	Description	Value ($)

	REAL ESTATE INVESTMENTS — 96.1%

	REAL ESTATE INVESTMENT TRUSTS — 96.1%

	Apartments — 11.6%
6,300	American Campus Communities, Inc.	191,646
3,407	Apartment Investment & Management Co.-Class A	134,815
4,800	Avalonbay Communities, Inc.	485,760
2,700	BRE Properties, Inc.-Class A	130,842
4,400	Camden Property Trust	216,744
6,100	Education Realty Trust, Inc.	79,605
11,200	Equity Residential Properties Trust	473,648
1,400	Essex Property Trust, Inc.	167,258
3,400	Home Properties of NY, Inc.	174,080
3,800	Investors Real Estate Trust	39,748
2,300	Mid-America Apartment Communities, Inc.	128,754
6,100	Post Properties, Inc.	216,611
4,700	UDR, Inc.	116,278
	Total Apartments	2,555,789

	Diversified — 7.1%
2,700	Colonial Properties Trust	64,935
8,500	Franklin Street Properties Corp.	125,545
2,525	Gramercy Capital Corp.	42,294
1,000	Pennslyvania Real Estate Investment Trust	26,850
12,500	Vornado Realty Trust	1,221,625
2,300	Washington Real Estate Investment Trust	77,487
	Total Diversified	1,558,736

	Health Care — 10.1%
16,500	HCP, Inc.	565,290
7,100	Health Care, Inc.	342,930
2,000	LTC Properties, Inc.	55,600
5,000	Medical Properties Trust, Inc.	61,050
2,200	National Health Investors, Inc.	68,200
7,800	Nationwide Health Properties	266,214
5,900	Omega Healthcare Investors, Inc.	105,138
7,600	Senior Housing Properties Trust	168,796
800	Universal Health Realty Income Trust	27,288
11,800	Ventas, Inc.	562,388
	Total Health Care	2,222,894

	Hotels — 5.8%
7,200	DiamondRock Hospitality Co.	98,712
8,500	Hospitality Properties Trust	263,500
48,800	Host Hotels & Resorts, Inc.	838,872
1,100	Lasalle Hotel Properties	36,102
2,300	Sunstone Hotel Investors, Inc.	44,275
	Total Hotels	1,281,461

	Industrial — 10.7%
9,400	AMB Property Corp.	554,036
2,500	DCT Industrial Trust, Inc.	24,375
5,100	Digital Realty Trust, Inc.	215,730
600	Eastgroup Properties, Inc.	28,518
25,038	ProLogis	1,550,603
	Total Industrial	2,373,262

	Manufactured Housing — 1.3%
4,000	Equity Lifestyle Properties, Inc.	198,760
4,600	Sun Communities, Inc.	92,230
	Total Manufactured Housing	290,990

	Office Central Business District — 7.5%
6,400	BioMed Realty Trust, Inc.	168,192
10,800	Boston Properties, Inc.	1,055,592
5,000	Douglas Emmett, Inc.	122,500
700	Maguire Properties, Inc.	10,997
2,923	SL Green Realty Corp.	291,423
	Total Office Central Business District	1,648,704

	Office Suburban — 7.4%
3,100	Alexandria Real Estate Equity, Inc.	323,330
1,389	Brandywine Realty Trust	26,072
13,400	Duke Realty Investments	344,112
3,000	Highwoods Properties, Inc.	108,000
28,100	HRPT Properties Trust	218,899
1,800	Kilroy Realty Corp.	98,136
9,200	Liberty Property Trust	326,600
4,400	Mack-Cali Realty Corp.	170,016
400	PS Business Parks, Inc.	23,000
	Total Office Suburban	1,638,165

	Outlets — 0.4%
2,500	Tanger Factory Outlet Centers, Inc.	95,600

	Regional Malls — 11.2%
6,200	CBL & Associates Properties, Inc.	163,122
10,700	General Growth Properties	444,692
3,400	Macerich Co.	243,202
14,600	Simon Property Group, Inc.	1,450,656
3,100	Taubman Centers, Inc.	166,625
	Total Regional Malls	2,468,297

	Shopping Centers — 13.7%
2,200	Acadia Realty Trust	54,428
300	Alexander’s, Inc.*	103,500
2,900	Cedar Shopping Centers, Inc.	35,380
10,500	Developers Diversified Realty Corp.	416,640
6,600	Equity One, Inc.	153,186
5,300	Federal Realty Investment Trust	427,286
5,700	Inland Real Estate Corp.	89,490
24,058	Kimco Realty Corp.	946,682
6,500	Regency Centers Corp.	432,185
1,300	Saul Centers, Inc.	65,546
1,600	Urstadt Biddle Properties, Inc.	27,680
8,300	Weingarten Realty Investors	286,350
	Total Shopping Centers	3,038,353

	Storage — 6.3%
4,100	Extra Space Storage, Inc.	68,265
14,114	Public Storage, Inc.	1,243,867
1,700	Sovran Self Storage	75,123
	Total Storage	1,387,255

	Triple Net — 3.0%
2,400	Entertainment Properties Trust	132,120
3,000	Getty Realty Corp.	52,230

5,500	Lexington Corporate Properties Trust	85,745
7,200	National Retail Properties, Inc.	163,512
9,500	Realty Income Corp.	232,750
	Total Triple Net	666,357

	Total Real Estate Investment Trusts (COST $22,312,747)	21,225,863

	TOTAL REAL ESTATE INVESTMENTS (COST $22,312,747)	21,225,863

Shares/Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 4.0%

	Money Market Funds — 2.2%
485,634	State Street Institutional Treasury Money Market Fund-Institutional Class	485,634
	Other Short-Term Investments — 1.8%
400,000	U.S. Treasury Bill, 2.05%, due 07/24/08 (a)	398,770

	TOTAL SHORT-TERM INVESTMENTS (COST $884,404)	884,404

	TOTAL INVESTMENTS — 100.1% (Cost $23,197,151)	22,110,267

	Other Assets and Liabilities (net) — (0.1%)	(21,996)

	TOTAL NET ASSETS — 100.0%	$22,088,271

As of May 31, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$23,344,242	$903,821	$(2,137,796)	$(1,233,975)

Notes to Schedule of Investments:

*	Non-income producing security.
(a)	Rate shown represents yield-to-maturity.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that may not be active or for which all significant inputs are observable, either directly or indirectly (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2008 in valuing the Fund’s investments carried at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$21,225,863	$—
Level 2 - Other Significant Observable Inputs	884,404	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$22,110,267	$—

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$—	$—
Level 2 - Other Significant Observable Inputs	—	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$—	$—

The Fund held no investments or other financial instruments during the period from March 1, 2008 through May 31, 2008, whose fair value was determined using level 3 inputs.

Futures contracts

The Fund may purchase and sell futures contracts.  Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2008 (Unaudited)

Par Value ($)	Description	Value ($)

	DEBT OBLIGATIONS — 93.0%

	Asset-Backed Securities — 91.3%

	ABS Collateralized Debt Obligations — 0.0%
15,000,000	Paragon CDO Ltd., Series 04-1A, Class A, 144A, Variable Rate, 3 mo. LIBOR + .65%, 3.47%, due 10/20/44	1,800,000

	Airlines — 0.3%
23,000,000	Aircraft Finance Trust, Series 99-1A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .48%, 2.99%, due 05/15/24	13,800,000
11,240,415	Continental Airlines, Inc., Series 991A, 6.55%, due 02/02/19	10,678,395
	Total Airlines	24,478,395

	Auto Financing — 10.1%
49,000,000	BMW Vehicle Lease Trust, Series 07-1, Class A3B, Variable Rate, 1 mo. LIBOR + .24%, 2.75%, due 08/15/13	48,410,530
32,000,000	Capital Auto Receivable Asset Trust, Series 07-2, Class A4B, Variable Rate, 1 mo. LIBOR + .40%, 2.91%, due 02/18/14	31,376,000
15,000,000	Capital Auto Receivables Asset Trust, Series 07-SN1, Class A4, Variable Rate, 1 mo. LIBOR + .10%, , 2.61%, due 02/15/11	14,676,000
7,500,000	Capital Auto Receivables Asset Trust, Series 08-1, Class A4B, Variable Rate, 1 mo. LIBOR + 1.35%, 3.86%, due 07/15/14	7,192,500
22,000,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4B, Variable Rate, 1 mo. LIBOR + 1.85%, 4.35%, due 11/10/14	22,033,000
32,000,000	Daimler Chrysler Master Owner Trust, Series 06-A, Class A, Variable Rate, 1 mo. LIBOR + .03%, 2.54%, due 11/15/11	31,180,160
31,500,000	Ford Credit Auto Owner Trust, Series 06-C, Class A4B, Variable Rate, 1 mo. LIBOR + .04%, 2.55%, due 02/15/12	30,942,450
17,000,000	Ford Credit Auto Owner Trust, Series 07-B, Class A4B, Variable Rate, 1 mo. LIBOR + .38%, 2.89%, due 07/15/12	16,613,598
39,000,000	Ford Credit Auto Owner Trust, Series 08-B, Class A4B, Variable Rate, 1 mo. LIBOR + 2.00%, 4.51%, due 03/15/13	39,592,800
63,000,000	Ford Credit Floorplan Master Owner Trust, Series 06-3, Class A, Variable Rate, 1 mo. LIBOR + .18%, 2.69%, due 06/15/11	61,507,464
14,000,000	Ford Credit Floorplan Master Owner Trust, Series 06-4, Class A, Variable Rate, 1 mo. LIBOR + .25%, 2.76%, due 06/15/13	12,725,496
37,000,000	Nissan Auto Lease Trust, Series 08-A, Class A3B, Variable Rate, 1 mo. LIBOR + 2.20%, 4.71%, due 07/15/11	37,040,700
4,064,224	Nissan Auto Receivables Owner Trust, Series 04-C, Class A4, Variable Rate, 1 mo. LIBOR + .04%, 2.55%, due 03/15/10	4,059,144
40,000,000	Nissan Auto Receivables Owner Trust, Series 07-A, Class A4, Variable Rate, 1 mo. LIBOR, 2.51%, due 06/17/13	39,002,800
12,000,000	Nissan Master Owner Trust Receivables, Series 05-A, Class A, Variable Rate, 1 mo. LIBOR + .03%, 2.54%, due 07/15/10	11,962,560
37,000,000	Nissan Master Owner Trust Receivables, Series 07-A, Class A, Variable Rate, 1 mo. LIBOR, 2.51%, due 05/15/12	35,542,940
74,845,000	Sovereign Dealer Floor Plan Master Trust, Series 06-1, Class A, 144A, Variable Rate, 1 mo. LIBOR + .05%, 2.56%, due 08/15/11	71,173,853
38,000,000	Superior Wholesale Inventory Financing Trust, Series 05-A12, Class A, Variable Rate, 1 mo. LIBOR + .18%, 2.69%, due 06/15/10	37,976,896
42,000,000	Swift Master Auto Receivables Trust, Series 07-1, Class A, Variable Rate, 1 mo. LIBOR + .10%, 2.61%, due 06/15/12	39,240,170
20,000,000	Swift Master Auto Receivables Trust, Series 07-2, Class A, Variable Rate, 1 mo. LIBOR + .65%, 3.16%, due 10/15/12	18,622,000
42,350,000	Truck Retail Installment Paper Corp., Series 05-1A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .27%, 2.78%, due 12/15/16	40,103,756
60,000,000	Volkswagen Credit Auto Master Trust, Series 05-1, Class A, Variable Rate, 1 mo. LIBOR + .02%, 2.50%, due 07/21/10	59,884,200
23,000,000	World Omni Auto Receivables Trust, Series 07-A, Class A4, Variable Rate, 1 mo. LIBOR, 2.51%, due 11/15/12	22,260,872
	Total Auto Financing	733,119,889

	Bank Loan Collateralized Debt Obligations — 1.1%
42,095,766	Arran Corp. Loans No. 1 B.V., Series 06-1A, Class A3, 144A, Variable Rate, 3 mo. LIBOR + .17%, 2.71%, due 06/20/25	41,359,090
36,400,000	Omega Capital Europe Plc, Series GLOB-5A, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .25%, 2.98%, due 07/05/11	34,427,120
	Total Bank Loan Collateralized Debt Obligations	75,786,210

	Business Loans — 6.0%
29,784,394	ACAS Business Loan Trust, Series 07-1A, Class A, 144A, Variable Rate, 3 mo. LIBOR + .14%, 2.86%, due 08/16/19	28,491,751
4,779,499	Bayview Commercial Asset Trust, Series 04-1, Class A, 144A, Variable Rate, 1 mo. LIBOR + .36%, 2.75%, due 04/25/34	4,305,491
4,124,008	Bayview Commercial Asset Trust, Series 04-3, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .37%, 2.76%, due 01/25/35	3,893,063
17,202,656	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, Variable Rate, 1 mo. LIBOR + .39%, 2.78%, due 01/25/36	15,444,545
12,858,999	Bayview Commercial Asset Trust, Series 07-3, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .24%, 2.63%, due 07/25/37	10,865,854
40,000,000	Bayview Commercial Asset Trust, Series 07-6A, Class A2, 144A, Variable Rate, 1 mo. LIBOR + 1.30%, 3.69%, due 12/25/37	37,404,000
11,067,884	Capitalsource Commercial Loan Trust, Series 06-1A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .12%, 2.60%, due 08/22/16	10,813,322
13,145,357	Capitalsource Commercial Loan Trust, Series 07-1A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .13%, 2.61%, due 03/20/17	12,488,089
18,000,000	CNH Equipment Trust, Series 08-A, Class A4B, Variable Rate, 1 mo. LIBOR + 1.95%, 4.46%, due 08/15/14	18,090,000
20,000,000	CNH Wholesale Master Note Trust, Series 06-1A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .06%, 2.57%, due 07/15/12	19,790,625
6,273,416	GE Business Loan Trust, Series 04-1, Class A, 144A, Variable Rate, 1 mo. LIBOR + .29%, 2.80%, due 05/15/32	5,890,971
8,615,366	GE Business Loan Trust, Series 05-2A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .24%, 2.75%, due 11/15/33	7,770,681
3,393,664	GE Commercial Loan Trust, Series 06-1, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .08%, 2.90%, due 04/19/17	3,307,294
5,713,669	GE Commercial Loan Trust, Series 06-2, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .06%, 2.88%, due 04/19/15	5,673,674
35,000,000	GE Dealer Floorplan Master Note Trust, Series 06-4, Class A, Variable Rate, 1 mo. LIBOR + .01%, 2.49%, due 10/20/11	34,292,300
52,000,000	GE Dealer Floorplan Master Trust, Series 07-2, Class A, Variable Rate, 1 mo. LIBOR + .01%, 2.49%, due 07/20/12	49,859,337
11,812,890	Lehman Brothers Small Balance Commercial, Series 05-1, Class A, 144A, Variable Rate, 1 mo. LIBOR + .25%, 2.64%, due 02/25/30	10,740,882
10,764,137	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, Variable Rate, 1 mo. LIBOR + .25%, 2.64%, due 09/25/30	9,622,158
14,793,588	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A1, 144A, Variable Rate, 1 mo. LIBOR + .65%, 3.04%, due 10/25/37	14,411,835
34,269,000	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A2, 144A, Variable Rate, 1 mo. LIBOR + .85%, 3.24%, due 10/25/37	31,314,264
33,400,000	Navistar Financial Dealer Note Master Trust, Series 05-1, Class A, Variable Rate, 1 mo. LIBOR + .11%, 2.50%, due 02/25/13	32,180,900
39,000,000	Navistar Financial Dealer Note Master Trust, Series 98-1, Class A, Variable Rate, 1 mo. LIBOR + .16%, 2.55%, due 07/25/11	38,914,200
25,000,000	Textron Financial Floorplan Master Note, Series 07-AA, Class A, 144A, Variable Rate, 1 mo. LIBOR + .06%, 2.61%, due 03/13/12	23,595,000
1,121,153	The Money Store Business Loan Backed Trust, Series 99-1, Class AN, Variable Rate, 1 mo. LIBOR +.50%, 3.01%, due 09/15/17	1,102,885
	Total Business Loans	430,263,121

	CMBS — 5.0%
14,500,000	Banc of America Commercial Mortgage, Inc., Series 06-3, Class A2, 5.81%, due 07/10/44	14,554,375
9,943,866	Bear Stearns Commercial Mortgage Securities, Inc., Series 05-PW10, Class A1, 5.09%, due 12/11/40	10,017,650
22,500,000	Citigroup/Deutsche Bank Commercial Mortgage, Series 05-CD1, Class A2FL, Variable Rate, 1 mo. LIBOR + .12%, 2.63%, due 07/15/44	21,552,750
43,000,000	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, Variable Rate, 1 mo. LIBOR + .13%, 2.64%, due 12/15/20	42,703,300
32,000,000	GE Capital Commercial Mortgage Corp., Series 05-C4, Class A2, 5.31%, due 11/10/45	32,045,000
19,850,000	GE Capital Commercial Mortgage Corp., Series 06-C1, Class A2, Variable Rate, 5.34%, due 03/10/44	19,924,437
7,671,109	Greenwich Capital Commercial Funding Corp., Series 06-FL4A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .09%, 2.81%, due 11/05/21	7,062,214

32,000,000	GS Mortgage Securities Corp., Series 06-GG6, Class A2, 5.51%, due 04/10/38	32,067,200
8,251,513	GS Mortgage Securities Corp., Series 07-EOP, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .09%, 2.81%, due 03/06/20	7,673,907
9,000,000	GS Mortgage Securities Corp., Series 07-EOP, Class A2, 144A, Variable Rate, 1 mo. LIBOR + .13%, 2.85%, due 03/06/20	8,280,000
10,023,132	J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 06-FL1A, Class A1B, 144A, Variable Rate, 1 mo. LIBOR + .12%, 2.63%, due 02/15/20	9,121,050
57,000,000	J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 06-LDP7, Class A2, 5.86%, due 04/15/45	58,068,750
4,995,433	Lehman Brothers Floating Rate Commercial, Series 06-LLFA, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .08%, 2.59%, due 09/15/21	4,956,149
33,000,000	Merrill Lynch Mortgage Trust, Series 06-C1, Class A2, Variable Rate, 5.80%, due 05/12/39	33,073,477
12,000,000	Morgan Stanley Capital I, Series 06-IQ11, Class A2, 5.69%, due 10/15/42	12,009,960
13,000,000	Morgan Stanley Capital I, Series 06-IQ11, Class A3, 5.74%, due 10/15/42	12,983,230
6,487,452	Morgan Stanley Dean Witter Capital I, Series 03-TOP9, Class A1, 3.98%, due 11/13/36	6,395,849
32,935,773	Wachovia Bank Commercial Mortgage Trust, Series 06-WL7A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .09%, 2.60%, due 09/15/21	30,794,947
	Total CMBS	363,284,245

	CMBS Collateralized Debt Obligations — 1.3%
9,000,000	American Capital Strategies Ltd Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, Variable Rate, 3 mo. LIBOR + .80%, 3.44%, due 11/23/52	2,250,000
16,754,140	Crest Exeter Street Solar, Series 04-1A, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .35%, 3.02%, due 06/28/19	15,781,530
20,000,000	G-Force LLC, Series 05-RR2, Class A2, 144A, 5.16%, due 12/25/39	18,906,000
30,000,000	Guggenheim Structured Real Estate Funding, Series 05-2A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .32%, 2.71%, due 08/26/30	26,775,000
35,500,000	Marathon Real Estate CDO, Series 06-1A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .33%, 2.72%, due 05/25/46	30,530,000
	Total CMBS Collateralized Debt Obligations	94,242,530

	Collateralized Loan Obligations — 0.0%
2,352,844	Archimedes Funding IV (Cayman) Ltd., Series 4A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .48%, 3.12%, due 02/25/13	2,303,350

	Credit Cards — 20.2%
20,000,000	Advanta Business Card Master Trust, Series 05-A2, Class A2, Variable Rate, 1 mo. LIBOR + .13%, 2.61%, due 05/20/13	18,878,125
7,000,000	Advanta Business Card Master Trust, Series 05-A5, Class A5, Variable Rate, 1 mo. LIBOR + .06%, 2.54%, due 04/20/12	6,857,830
30,000,000	Advanta Business Card Master Trust, Series 07-A4, Class A4, Variable Rate, 1 mo. LIBOR + .03%, 2.51%, due 04/22/13	28,181,250
17,000,000	American Express Credit Account Master Trust, Series 04-1, Class A, Variable Rate, 1 mo. LIBOR + .08%, 2.59%, due 09/15/11	16,955,460
25,000,000	American Express Credit Account Master Trust, Series 04-4, Class A, Variable Rate, 1 mo. LIBOR + .09%, 2.60%, due 03/15/12	24,847,550
19,055,000	American Express Credit Account Master Trust, Series 05-3, Class A, Variable Rate, 1 mo. LIBOR, 2.51%, due 01/18/11	19,045,472
64,000,000	American Express Credit Account Master Trust, Series 05-5, Class A, Variable Rate, 1 mo. LIBOR + .04%, 2.55%, due 02/15/13	63,126,400
1,900,000	American Express Credit Account Master Trust, Series 05-6, Class A, Variable Rate, 1 mo. LIBOR, 2.51%, due 03/15/11	1,898,480
25,000,000	American Express Credit Account Master Trust, Series 06-1, Class A, Variable Rate, 1 mo. LIBOR + .03%, 2.54%, due 12/15/13	24,487,500
12,000,000	American Express Issuance Trust, Series 07-1, Class A, Variable Rate, 1 mo. LIBOR + .20%, 2.71%, due 09/15/11	11,875,440
25,000,000	Arran, Series 05-A, Class A, Variable Rate, 1 mo. LIBOR + .02%, 2.53%, due 12/15/10	24,800,000
26,175,000	Bank of America Credit Card Trust, Series 06-A10, Class A10, Variable Rate, 1 mo. LIBOR - .02%, 2.49%, due 02/15/12	25,951,809
14,000,000	Bank of America Credit Card Trust, Series 07-A13, Class A13, Variable Rate, 1 mo. LIBOR + .22%, 2.73%, due 04/16/12	13,923,437
11,670,000	Bank One Issuance Trust, Series 03-A10, Class A10, Variable Rate, 1 mo. LIBOR + .11%, 2.62%, due 06/15/11	11,643,159

5,710,000	Bank One Issuance Trust, Series 03-A6, Class A6, Variable Rate, 1 mo. LIBOR + .11%, 2.62%, due 02/15/11	5,709,250
10,000,000	Capital One Master Trust, Series 01-6, Class A, Variable Rate, 1 mo. LIBOR + .19%, 2.70%, due 06/15/11	9,990,800
30,000,000	Capital One Master Trust, Series 02-1A, Class A, Variable Rate, 1 mo. LIBOR + .20%, 2.71%, due 11/15/11	29,775,000
15,000,000	Capital One Multi-Asset Execution Trust, Series 04-A2, Class A2, Variable Rate, 1 mo. LIBOR + .09%, 2.60%, due 01/17/12	14,922,750
15,000,000	Capital One Multi-Asset Execution Trust, Series 04-A3, Class A3, Variable Rate, 1 mo. LIBOR + .10%, 2.61%, due 02/15/12	14,909,520
26,275,000	Capital One Multi-Asset Execution Trust, Series 04-A7, Class A7, Variable Rate, 3 mo. LIBOR + .15%, 2.83%, due 06/16/14	25,511,923
30,000,000	Capital One Multi-Asset Execution Trust, Series 06-A14, Class A, Variable Rate, 1 mo. LIBOR + .01%, 2.52%, due 08/15/13	29,250,000
341,000	Capital One Multi-Asset Execution Trust, Series 06-A7, Class A7, Variable Rate, 1 mo. LIBOR + .03%, 2.54%, due 03/17/14	330,668
9,000,000	Capital One Multi-Asset Execution Trust, Series 07-A4, Class A4, Variable Rate, 1 mo. LIBOR + .03%, 2.54%, due 03/16/15	8,572,500
20,000,000	Capital One Multi-Asset Execution Trust, Series 07-A6, Class A6, Variable Rate, 1 mo. LIBOR + .07%, 2.58%, due 05/15/13	19,635,200
49,000,000	Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + 1.25%, 3.76%, due 09/15/17	45,776,780
14,000,000	Chase Credit Card Master Trust, Series 03-5, Class A, Variable Rate, 1 mo. LIBOR + .12%, 2.63%, due 01/17/11	13,986,840
30,000,000	Chase Issuance Trust, Series 05-A3, Class A, Variable Rate, 1 mo. LIBOR + .02%, 2.53%, due 10/17/11	29,887,500
14,000,000	Chase Issuance Trust, Series 05-A9, Class A9, Variable Rate, 1 mo. LIBOR+ .02%, 2.53%, due 11/15/11	13,844,600
29,000,000	Chase Issuance Trust, Series 06-A7, Class A, Variable Rate, 1 mo. LIBOR + .01%, 2.52%, due 02/15/13	28,471,910
5,500,000	Chase Issuance Trust, Series 07-A1, Class A1, Variable Rate, 1 mo. LIBOR + .02%, 2.53%, due 03/15/13	5,397,715
17,500,000	Chase Issuance Trust, Series 07-A11, Class A11, Variable Rate, 1 mo. LIBOR, 2.51%, due 07/16/12	17,264,590
16,000,000	Citibank Credit Card Issuance Trust, Series 01-A7, Class A7, Variable Rate, 3 mo. LIBOR + .14%, 2.81%, due 08/15/13	15,630,400
40,000,000	Citibank Credit Card Issuance Trust, Series 04-A2, Class A, Variable Rate, 3 mo. EUR LIBOR + 0.10%, 4.95%, due 05/24/13	60,098,374
20,000,000	Citibank Credit Card Issuance Trust, Series 04-A3, Class A3, Variable Rate, 3 mo. LIBOR + .07%, 2.99%, due 07/25/11	19,898,000
10,000,000	Citibank Credit Card Issuance Trust, Series 05-A3, Class A3, Variable Rate, 1 mo. LIBOR + .07%, 2.46%, due 04/24/14	9,748,400
27,000,000	Citibank Credit Card Issuance Trust, Series 06-A6, Class A6, Variable Rate, 1 mo. LIBOR + .01%, 2.40%, due 05/24/12	26,568,000
16,000,000	Citibank Credit Card Issuance Trust, Series 07-A1, Class A1, Variable Rate, 3 mo. LIBOR - .01%, 2.59%, due 03/22/12	15,728,000
32,000,000	Citibank Credit Card Issuance Trust, Series 07-A2, Class A2, Variable Rate, 3 mo. LIBOR - .01%, 2.67%, due 05/21/12	31,488,000
48,000,000	Citibank OMNI Master Trust, Series 07-A9A, Class A9, 144A, Variable Rate, 1 mo. LIBOR + 1.10%, 3.55%, due 12/23/13	47,640,000
12,000,000	Discover Card Master Trust I, Series 03-4, Class A1, Variable Rate, 1 mo. LIBOR + .11%, 2.62%, due 05/15/11	11,940,000
46,700,000	Discover Card Master Trust I, Series 05-3, Class A, Variable Rate, 1 mo. LIBOR + .02%, 2.53%, due 05/15/11	46,501,525
13,000,000	Discover Card Master Trust I, Series 05-4, Class A1, Variable Rate, 1 mo. LIBOR + .06%, 2.57%, due 06/18/13	12,545,000
35,000,000	Discover Card Master Trust I, Series 06-2, Class A2, Variable Rate, 1 mo. LIBOR + .03%, 2.54%, due 01/16/14	33,730,200
4,800,000	Discover Card Master Trust I, Series 07-1, Class A, Variable Rate, 1 mo. LIBOR, 2.52%, due 08/15/12	4,689,024
58,000,000	First National Master Note Trust, Series 07-2, Class A, Variable Rate, 1 mo. LIBOR + .75%, 3.26%, due 11/15/12	57,583,125
25,000,000	GE Capital Credit Card Master Note Trust, Series 05-1, Class A, Variable Rate, 1 mo. LIBOR + .04%, 2.55%, due 03/15/13	24,152,677
45,000,000	GE Capital Credit Card Master Note Trust, Series 07-3, Class A1, Variable Rate, 1 mo. LIBOR + .01%, 2.52%, due 06/15/13	44,114,062
48,000,000	Household Credit Card Master Note Trust I, Series 07-1, Class A, Variable Rate, 1 mo. LIBOR + .05%, 2.56%, due 04/15/13	46,725,000
24,000,000	Household Credit Card Master Note Trust I, Series 07-2, Class A, Variable Rate, 1 mo. LIBOR + .55%, 3.06%, due 07/15/13	23,415,000
3,000,000	MBNA Credit Card Master Note Trust, Series 01-A5, Class A5, Variable Rate, 1 mo. LIBOR + .21%, 2.72%, due 03/15/11	2,996,250

14,000,000	MBNA Credit Card Master Note Trust, Series 04-A7, Class A7, Variable Rate, 1 mo. LIBOR + .10%, 2.61%, due 12/15/11	13,921,250
15,000,000	MBNA Credit Card Master Note Trust, Series 04-A8, Class A8, Variable Rate, 1 mo. LIBOR + .15%, 2.66%, due 01/15/14	14,700,450
19,000,000	MBNA Credit Card Master Note Trust, Series 05-A5, Class A5, Variable Rate, 1 mo. LIBOR, 2.51%, due 12/15/10	18,988,125
75,675,000	MBNA Credit Card Master Note Trust, Series 06-A4, Class A4, Variable Rate, 1 mo. LIBOR - .01%, 2.50%, due 09/15/11	75,249,328
50,000,000	National City Credit Card Master Trust, Series 08-3, Class A, Variable Rate, 1 mo. LIBOR + 1.80%, 4.18%, due 05/15/13	50,000,000
25,000,000	Pillar Funding Plc, Series 04-2, Class A, 144A, Variable Rate, 3 mo. LIBOR + .14%, 2.94%, due 09/15/11	24,110,750
60,500,000	Turquoise Card Backed Securities Plc, Series 06-1A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .01%, 2.52%, due 05/16/11	59,592,500
54,100,000	World Financial Network Credit Card Master Trust, Series 04-A, Class A, Variable Rate, 1 mo. LIBOR + .18%, 2.69%, due 03/15/13	51,939,246
15,000,000	World Financial Network Credit Card Master Trust, Series 06-A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .13%, 2.64%, due 02/15/17	12,843,900
	Total Credit Cards	1,462,246,044

	Equipment Leases — 1.2%
3,105,399	CNH Equipment Trust, Series 04-A, Class A4A, Variable Rate, 1 mo. LIBOR + .11%, 2.62%, due 09/15/11	3,101,517
15,829,369	CNH Equipment Trust, Series 05-A, Class A4A, Variable Rate, 1 mo. LIBOR + .04%, 2.55%, due 06/15/12	15,699,568
24,500,000	CNH Equipment Trust, Series 07-B, Class A3B, Variable Rate, 1 mo. LIBOR + .60%, 3.11%, due 10/17/11	24,169,495
45,000,000	GE Equipment Midticket LLC, Series 07-1, Class A3B, Variable Rate, 1 mo. LIBOR + .25%, 2.78%, due 06/14/11	43,818,750
	Total Equipment Leases	86,789,330

	High Yield Collateralized Debt Obligations — 0.0%
645,070	SHYPPCO Finance Co., LLC, Series 1I, Class A2B, 6.64%, due 06/15/10	616,042

	Insurance Premiums — 0.7%
16,000,000	AICCO Premium Finance Master Trust, Series 05-1, Class A, Variable Rate, 1 mo. LIBOR + .08%, 2.59%, due 04/15/10	15,899,200
40,000,000	AICCO Premium Finance Master Trust, Series 07-AA, Class A, 144A, Variable Rate, 1 mo. LIBOR + .05%, 2.56%, due 12/15/11	36,775,000
	Total Insurance Premiums	52,674,200

	Insured Auto Financing — 6.0%
17,500,000	Aesop Funding II LLC, Series 03-5A, Class A2, 144A, XL, Variable Rate, 1 mo. LIBOR +.38%, 2.86%, due 12/20/09	17,304,649
10,000,000	Aesop Funding II LLC, Series 05-1A, Class A3, 144A, MBIA, Variable Rate, 1 mo. LIBOR + .12%, 2.60%, due 04/20/11	9,340,000
19,550,000	AmeriCredit Automobile Receivables Trust, Series 05-BM, Class A4, MBIA, Variable Rate, 1 mo. LIBOR + .08%, 2.80%, due 05/06/12	18,326,070
31,000,000	AmeriCredit Automobile Receivables Trust, Series 07-AX, Class A4, XL, Variable Rate, 1 mo. LIBOR + .04%, 2.76%, due 10/06/13	28,277,812
20,000,000	AmeriCredit Automobile Receivables Trust, Series 07-BF, Class A4, FSA, Variable Rate, 1 mo. LIBOR + .05%, 2.77%, due 12/06/13	18,300,000
12,000,000	AmeriCredit Automobile Receivables Trust, Series 07-CM, Class A3B, MBIA, Variable Rate, 1 mo. LIBOR + .03%, 2.75%, due 05/07/12	11,258,232
17,000,000	AmeriCredit Automobile Receivables Trust, Series 07-DF, Class A4B, FSA, Variable Rate, 1 mo. LIBOR + .80%, 3.52%, due 06/06/14	15,858,775
31,000,000	AmeriCredit Prime Automobile Receivables Trust, Series 07-2M, Class A4B, MBIA, Variable Rate, 1 mo. LIBOR + .50%, 3.17%, due 03/08/16	26,730,060
30,000,000	ARG Funding Corp., Series 05-2A, Class A3, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .14%, 2.62%, due 05/20/10	28,596,900
4,617,353	Capital One Auto Finance Trust, Series 04-B, Class A4, MBIA, Variable Rate, 1 mo. LIBOR + .11%, 2.62%, due 08/15/11	4,472,759
37,000,000	Capital One Auto Finance Trust, Series 06-A, Class A4, AMBAC, Variable Rate, 1 mo. LIBOR + .01%, 2.52%, due 12/15/12	34,548,750
29,000,000	Capital One Auto Finance Trust, Series 06-B, Class A4, MBIA, Variable Rate, 1 mo. LIBOR + .02%, 2.53%, due 07/15/13	27,445,890
8,000,000	Capital One Auto Finance Trust, Series 07-A, Class A4, AMBAC, Variable Rate, 1 mo. LIBOR + .02%, 2.53%, due 11/15/13	7,269,120

28,000,000	Capital One Auto Finance Trust, Series 07-C, Class A3B, FGIC, Variable Rate, 1 mo. LIBOR + .51%, 3.02%, due 04/16/12	25,754,960
9,000,000	Hertz Vehicle Financing LLC, Series 05-1A, Class A1, 144A, MBIA, Variable Rate, 1 mo. LIBOR + .14%, 2.53%, due 02/25/10	8,706,712
2,000,000	Hertz Vehicle Financing LLC, Series 05-2A, Class A3, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .20%, 2.59%, due 02/25/11	1,874,700
10,000,000	Hertz Vehicle Financing LLC, Series 05-2A, Class A5, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .25%, 2.64%, due 11/25/11	8,610,148
2,500,000	Rental Car Finance Corp., Series 04-1A, Class A, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .20%, 2.59%, due 06/25/09	2,493,025
50,000,000	Santander Drive Auto Receivables Trust, Series 07-1, Class A4, FGIC, Variable Rate, 1 mo. LIBOR + .05%, 2.56%, due 09/15/14	42,788,835
29,500,000	Santander Drive Auto Receivables Trust, Series 07-3, Class A4B, FGIC, Variable Rate, 1 mo. LIBOR + .65%, 3.16%, due 10/15/14	24,567,305
65,000,000	Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, Variable Rate, 1 mo. LIBOR + 1.20%, 3.79%, due 07/14/14	61,717,500
8,740,000	UPFC Auto Receivables Trust, Series 06-B, Class A3, AMBAC, 5.01%, due 08/15/12	8,539,242
	Total Insured Auto Financing	432,781,444

	Insured Business Loans — 0.1%
4,395,921	CNL Commercial Mortgage Loan Trust, Series 03-2A, Class A1, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .44%, 2.83%, due 10/25/30	4,035,474
714,862	Golden Securities Corp., Series 03-A, Class A1, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .30%, 3.13%, due 12/02/13	714,483
	Total Insured Business Loans	4,749,957

	Insured Credit Cards — 0.5%
35,000,000	Cabela’s Master Credit Card Trust, Series 04-2A, Class A, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .12%, 2.63%, due 03/15/11	34,201,671

	Insured High Yield Collateralized Debt Obligations — 0.6%
24,903,846	Augusta Funding Ltd., Series 10A, Class F-1, 144A, CapMAC, Variable Rate, 3 mo. LIBOR +.25%, 2.95%, due 06/30/17	24,343,509
887,554	Cigna CBO Ltd, Series 96-1, Class A2, 144A, CapMAC, Step Up, 6.46%, due 11/15/08	887,554
10,000,000	GSC Partners CDO Fund Ltd., Series 03-4A, Class A3, 144A, AMBAC, Variable Rate, 3 mo. LIBOR + .46%, 3.28%, due 12/16/15	9,645,000
7,416,167	GSC Partners CDO Fund Ltd., Series 2A, Class A, 144A, FSA, Variable Rate, 6 mo. LIBOR + .52%, 3.32%, due 05/22/13	6,821,727
	Total Insured High Yield Collateralized Debt Obligations	41,697,790

	Insured Other — 1.9%
30,000,000	DB Master Finance LLC, Series 06-1, Class A2, 144A, AMBAC, 5.78%, due 06/20/31	26,978,429
60,000,000	Dominos Pizza Master Issuer LLC, Series 07-1, Class A2, 144A, MBIA, 5.26%, due 04/25/37	50,860,651
18,186,035	Henderson Receivables LLC, Series 06-3A, Class A1, 144A, MBIA, Variable Rate, 1 mo. LIBOR + .20%, 2.71%, due 09/15/41	15,599,435
17,410,471	Henderson Receivables LLC, Series 06-4A, Class A1, 144A, MBIA, Variable Rate, 1 mo. LIBOR + .20%, 2.71%, due 12/15/41	15,066,673
26,372,629	TIB Card Receivables Fund, 144A, FGIC, Variable Rate, 3 mo. LIBOR + .25%, 2.98%, due 01/05/14	23,827,670
3,488,000	Toll Road Investment Part II, Series B, 144A, MBIA, Zero Coupon, due 02/15/30	706,390
35,000,000	Toll Road Investment Part II, Series C, 144A, MBIA, Zero Coupon, due 02/15/37	4,190,200
	Total Insured Other	137,229,448

	Insured Residential Asset-Backed Securities (United States) — 0.1%
4,494,104	Ameriquest Mortgage Securities, Inc., Series 04-R6, Class A1, XL, Variable Rate, 1 mo. LIBOR + .21%, 2.60%, due 07/25/34	3,537,309
5,155,553	Citigroup Mortgage Loan Trust, Inc., Series 03-HE3, Class A, AMBAC, Variable Rate, 1 mo. LIBOR + .38%, 2.77%, due 12/25/33	3,963,073
150,765	Quest Trust, Series 03-X4A, Class A, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .43%, 2.82%, due 12/25/33	128,150
1,352,853	Quest Trust, Series 04-X1, Class A, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .33%, 2.72%, due 03/25/34	1,072,406
	Total Insured Residential Asset-Backed Securities (United States)	8,700,938

	Insured Residential Mortgage-Backed Securities (United States) — 0.6%
838,471	Chevy Chase Mortgage Funding Corp., Series 03-4A, Class A1, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .34%, 2.73%, due 10/25/34	670,777
1,993,129	Chevy Chase Mortgage Funding Corp., Series 04-1A, Class A2, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .33%, 2.72%, due 01/25/35	1,594,504
29,446,162	Countrywide Home Equity Loan Trust, Series 07-E, Class A, MBIA, Variable Rate, 1 mo. LIBOR + .15%, 2.66%, due 11/15/32	18,388,336
10,000,000	GMAC Mortgage Corp. Loan Trust, Series 04-HE3, Class A3, FSA, Variable Rate, 1 mo. LIBOR + .23%, 2.62%, due 10/25/34	9,509,000
958,962	GreenPoint Home Equity Loan Trust, Series 04-1, Class A, AMBAC, Variable Rate, 1 mo. LIBOR + .23%, 2.85%, due 07/25/29	765,791
925,531	GreenPoint Home Equity Loan Trust, Series 04-4, Class A, AMBAC, Variable Rate, 1 mo. LIBOR + .28%, 2.79%, due 08/15/30	725,041
2,024,625	Lehman ABS Corp., Series 04-2, Class A, AMBAC, Variable Rate, 1 mo. LIBOR + .22%, 2.83%, due 06/25/34	1,700,685
646,156	Residential Funding Mortgage Securities II, Series 03-HS1, Class AII, FGIC, Variable Rate, 1 mo. LIBOR + .29%, 2.68%, due 12/25/32	439,386
6,451,646	SBI Heloc Trust, Series 05-HE1, Class 1A, 144A, FSA, Variable Rate, 1 mo. LIBOR + .19%, 2.58%, due 11/25/35	5,417,447
3,456,834	Wachovia Asset Securitization, Inc., Series 02-HE1, Class A, AMBAC, Variable Rate, 1 mo. LIBOR + .37%, 2.76%, due 09/27/32	3,081,566
3,327,226	Wachovia Asset Securitization, Inc., Series 04-HE1, Class A, MBIA, Variable Rate, 1 mo. LIBOR + .22%, 2.61%, due 06/25/34	2,855,445

	Total Insured Residential Mortgage-Backed Securities (United States)	45,147,978

	Insured Time Share — 0.6%
2,330,086	Cendant Timeshare Receivables Funding LLC, Series 04-1A, Class A2, 144A, MBIA, Variable Rate, 1 mo. LIBOR + .18%, 2.66%, due 05/20/16	2,107,213
4,950,890	Cendant Timeshare Receivables Funding LLC, Series 05-1A, Class A2, 144A, FGIC, Variable Rate, 1 mo. LIBOR + .18%, 2.66%, due 05/20/17	4,424,858
7,936,202	Sierra Receivables Funding Co., Series 06-1A, Class A2, 144A, MBIA, Variable Rate, 1 mo. LIBOR + .15%, 2.63%, due 05/20/18	6,916,884
8,126,038	Sierra Receivables Funding Co., Series 07-1A, Class A2, 144A, FGIC, Variable Rate, 1 mo. LIBOR + .15%, 2.63%, due 03/20/19	6,907,132
27,959,447	Sierra Receivables Funding Co., Series 07-2A, Class A2, 144A, MBIA, Variable Rate, 1 mo. LIBOR + 1.00%, 3.48%, due 09/20/19	24,913,769
	Total Insured Time Share	45,269,856

	Insured Transportation — 0.1%
8,875,000	GE Seaco Finance SRL, Series 04-1A, Class A, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .30%, 2.80%, due 04/17/19	7,765,625

	Investment Grade Corporate Collateralized Debt Obligations — 3.1%
20,000,000	Counts Trust, Series 04-2, 144A, Variable Rate, 3 mo. LIBOR + .95%, 3.49%, due 09/20/09	19,925,400
10,000,000	Morgan Stanley ACES SPC, Series 04-12, Class A, 144A, Variable Rate, 3 mo. LIBOR + .60%, 3.38%, due 08/05/09	9,645,000
7,000,000	Morgan Stanley ACES SPC, Series 04-12, Class I, 144A, Variable Rate, 3 mo. LIBOR + 0.80%, 3.58%, due 08/05/09	6,657,000
6,000,000	Morgan Stanley ACES SPC, Series 04-15, Class I, 144A, Variable Rate, 3 mo. LIBOR + .45%, 2.99%, due 12/20/09	5,781,000
11,000,000	Morgan Stanley ACES SPC, Series 04-15, Class II, 144A, Variable Rate, 3 mo. LIBOR + .65%, 3.19%, due 12/20/09	10,340,000
3,000,000	Morgan Stanley ACES SPC, Series 04-15, Class III, 144A, Variable Rate, 3 mo. LIBOR + .75%, 3.29%, due 12/20/09	2,748,000
16,000,000	Morgan Stanley ACES SPC, Series 05-10, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .52%, 3.06%, due 03/20/10	14,976,000
30,000,000	Morgan Stanley ACES SPC, Series 05-15, Class A, 144A, Variable Rate, 3 mo. LIBOR + .40%, 2.94%, due 12/20/10	28,035,000
16,000,000	Morgan Stanley ACES SPC, Series 05-2A, Class A, 144A, Variable Rate, 3 mo. LIBOR + .45%, 2.99%, due 03/20/10	15,152,000
46,000,000	Morgan Stanley ACES SPC, Series 06-13A, Class A, 144A, Variable Rate, 3 mo. LIBOR + .29%, 2.83%, due 06/20/13	34,417,200

15,000,000	Prism Orso Trust, Series 04-MAPL, Class CERT, 144A, Variable Rate, 3 mo. LIBOR + .70%, 3.24%, due 08/01/11	14,586,000
49,000,000	Reve SPC, 144A, Variable Rate, 3 mo. LIBOR + .22%, 2.76%, due 03/20/14	39,322,500
30,000,000	Salisbury International Investments Ltd., Series EMTN, Variable Rate, 3 mo. LIBOR + .42%, 2.96%, due 06/22/10	25,350,000
	Total Investment Grade Corporate Collateralized Debt Obligations	226,935,100

	Rate Reduction Bonds — 1.0%
1,535,569	Connecticut RRB Special Purpose Trust CL&P-1, Series 01-1, Class A4, Variable Rate, 3 mo. LIBOR + .31%, 3.01%, due 12/30/10	1,520,214
23,000,000	Massachusetts RRB Special Purpose Trust, Series 05-1, Class A3, 4.13%, due 09/15/13	23,028,520
30,000,000	PG&E Energy Recovery Funding LLC, Series 05-1, Class A4, 4.37%, due 06/25/14	29,831,400
15,344,821	PG&E Energy Recovery Funding LLC, Series 05-2, Class A1, 4.85%, due 06/25/11	15,451,621
5,311,990	PSE&G Transition Funding LLC, Series 01-1, Class A4, Variable Rate, 3 mo. LIBOR + .30%, 3.10%, due 06/15/11	5,287,608
	Total Rate Reduction Bonds	75,119,363

	Residential Asset-Backed Securities (United States) — 16.6%
4,577,909	Accredited Mortage Loan Trust, Series 07-1, Class A1, Variable Rate, 1 mo. LIBOR + .05%, 2.44%, due 02/25/37	4,421,958
1,119,337	Accredited Mortgage Loan Trust, Series 04-4, Class A1B, Variable Rate, 1 mo. LIBOR + .39%, 2.78%, due 01/25/35	992,013
4,287,769	ACE Securities Corp., Series 05-AG1, Class A2B, Variable Rate, 1 mo. LIBOR + .21%, 2.60%, due 08/25/35	4,024,586
5,449,136	ACE Securities Corp., Series 05-ASP1, Class A2B, Variable Rate, 1 mo. LIBOR + .21%, 2.60%, due 09/25/35	5,064,536
7,000,000	ACE Securities Corp., Series 05-ASP1, Class A2C, Variable Rate, 1 mo. LIBOR + .27%, 2.66%, due 09/25/35	5,791,380
4,578,838	ACE Securities Corp., Series 06-ASL1, Class A, Variable Rate, 1 mo. LIBOR + .14%, 2.53%, due 02/25/36	1,831,535
30,337,852	ACE Securities Corp., Series 06-ASP1, Class A2B, Variable Rate, 1 mo. LIBOR + .15%, 2.54%, due 12/25/35	28,503,625
28,761,296	ACE Securities Corp., Series 06-ASP2, Class A2B, Variable Rate, 1 mo. LIBOR + .14%, 2.53%, due 03/25/36	27,107,234
10,000,000	ACE Securities Corp., Series 06-ASP2, Class A2C, Variable Rate, 1 mo. LIBOR + .18%, 2.57%, due 03/25/36	8,466,800
17,000,000	ACE Securities Corp., Series 06-ASP4, Class A2B, Variable Rate, 1 mo. LIBOR + .10%, 2.49%, due 08/25/36	15,333,320
24,000,000	ACE Securities Corp., Series 06-ASP5, Class A2C, Variable Rate, 1 mo. LIBOR + .18%, 2.57%, due 10/25/36	19,117,200
3,125,031	ACE Securities Corp., Series 06-CW1, Class A2A, Variable Rate, 1 mo. LIBOR + .05%, 2.44%, due 07/25/36	3,046,249
22,000,000	ACE Securities Corp., Series 06-CW1, Class A2B, Variable Rate, 1 mo. LIBOR + .10%, 2.49%, due 07/25/36	20,178,400
7,000,000	ACE Securities Corp., Series 06-HE2, Class A2C, Variable Rate, 1 mo. LIBOR + .16%, 2.55%, due 05/25/36	5,716,480
17,500,000	ACE Securities Corp., Series 06-HE3, Class A2B, Variable Rate, 1 mo. LIBOR + .09%, 2.48%, due 06/25/36	16,349,900
13,000,000	ACE Securities Corp., Series 06-OP1, Class A2C, Variable Rate, 1 mo. LIBOR + .15%, 2.54%, due 04/25/36	9,981,140
6,181,153	ACE Securities Corp., Series 06-SL1, Class A, Variable Rate, 1 mo. LIBOR + .16%, 2.55%, due 09/25/35	2,163,404
13,254,535	ACE Securities Corp., Series 06-SL3, Class A1, Variable Rate, 1 mo. LIBOR + .10%, 2.49%, due 06/25/36	3,843,815
14,036,000	ACE Securities Corp., Series 06-SL3, Class A2, Variable Rate, 1 mo. LIBOR + .17%, 2.56%, due 06/25/36	2,245,760
30,793,793	ACE Securities Corp., Series 07-HE1, Class A2A, Variable Rate, 1 mo. LIBOR + .09%, 2.48%, due 01/25/37	27,463,753
15,644,110	ACE Securities Corp., Series 07-WM1, Class A2A, Variable Rate, 1 mo. LIBOR + .07%, 2.46%, due 11/25/36	14,516,796
634,475	Aegis Asset Backed Securities Trust, Series 05-5, Class 1A2, Variable Rate, 1 mo. LIBOR + .18%, 2.57%, due 12/25/35	631,175
15,590,537	Alliance Bancorp Trust, Series 07-S1, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .20%, 2.59%, due 05/25/37	3,897,634
4,100,651	Argent Securities, Inc., Series 04-W8, Class A5, Variable Rate, 1 mo. LIBOR + .52%, 2.91%, due 05/25/34	2,890,959

75,067,000	Argent Securities, Inc., Series 06-M1, Class A2C, Variable Rate, 1 mo. LIBOR + .15%, 2.54%, due 07/25/36	52,922,235
18,000,000	Argent Securities, Inc., Series 06-M2, Class A2B, Variable Rate, 1 mo. LIBOR + .11%, 2.50%, due 09/25/36	15,879,420
27,696,068	Argent Securities, Inc., Series 06-W2, Class A2B, Variable Rate, 1 mo. LIBOR + .19%, 2.58%, due 03/25/36	24,788,812
5,402,033	Argent Securities, Inc., Series 06-W4, Class A2B, Variable Rate, 1 mo. LIBOR + .11%, 2.50%, due 05/25/36	5,223,495
13,000,000	Argent Securities, Inc., Series 06-W5, Class A2C, Variable Rate, 1 mo. LIBOR + .15%, 2.54%, due 06/25/36	10,505,625
19,000,000	Asset Backed Funding Certificates, Series 06-OPT2, Class A3B, Variable Rate, 1 mo. LIBOR + .11%, 2.50%, due 10/25/36	17,052,500
13,500,000	Asset Backed Funding Certificates, Series 06-OPT2, Class A3C, Variable Rate, 1 mo. LIBOR + .15%, 2.54%, due 10/25/36	9,492,188
4,832,147	Asset Backed Funding Certificates, Series 06-OPT3, Class A3A, Variable Rate, 1 mo. LIBOR + .06%, 2.45%, due 11/25/36	4,582,234
54,494,815	Asset Backed Funding Certificates, Series 07-NC1, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .22%, 2.61%, due 05/25/37	49,402,956
9,575,583	Bayview Financial Acquisition Trust, Series 04-B, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .50%, 2.88%, due 05/28/39	8,139,246
9,958,607	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, Variable Rate, 1 mo. LIBOR + .65%, 3.03%, due 05/28/39	8,265,644
15,000,000	Bayview Financial Acquisition Trust, Series 05-A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .50%, 2.88%, due 02/28/40	13,087,500
7,452,196	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A1, Variable Rate, 1 mo. LIBOR + .11%, 2.50%, due 11/25/36	6,596,684
10,000,000	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A2, Variable Rate, 1 mo. LIBOR + .20%, 2.59%, due 11/25/36	6,355,000
11,868,897	Bear Stearns Mortgage Funding Trust, Series 07-SL2, Class 1A, Variable Rate, 1 mo. LIBOR + .16%, 2.55%, due 02/25/37	3,163,061
34,603,539	Carrington Mortgage Loan Trust, Series 06-NC1, Class A2, Variable Rate, 1 mo. LIBOR + .16%, 2.55%, due 01/25/36	33,918,389
8,747,580	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A1, Variable Rate, 1 mo. LIBOR + .12%, 2.51%, due 02/25/37	8,025,905
47,000,000	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A2, Variable Rate, 1 mo. LIBOR + .20%, 2.59%, due 02/25/37	38,577,600
16,500,000	Centex Home Equity, Series 06-A, Class AV3, Variable Rate, 1 mo. LIBOR + .16%, 2.55%, due 06/25/36	13,501,950
570,061	Chase Funding Mortgage Loan Trust, Series 03-3, Class 2A2, Variable Rate, 1 mo. LIBOR + .27%, 2.93%, due 04/25/33	494,528
202,624	Citigroup Mortgage Loan Trust, Inc., Series 04-OPT1, Class A1B, Variable Rate, 1 mo. LIBOR + .41%, 2.80%, due 10/25/34	131,098
14,500,000	Citigroup Mortgage Loan Trust, Inc., Series 06-HE3, Class A2C, Variable Rate, 1 mo. LIBOR + .16%, 2.55%, due 12/25/36	8,700,000
3,748,797	Citigroup Mortgage Loan Trust, Inc., Series 06-WMC1, Class A2B, Variable Rate, 1 mo. LIBOR + .15%, 2.54%, due 12/25/35	3,719,931
46,500,000	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, Variable Rate, 1 mo. LIBOR + .14%, 2.53%, due 02/25/37	39,338,495
20,993,573	Countrywide Asset-Backed Certificates, Series 06-BC5, Class 2A1, Variable Rate, 1 mo. LIBOR + .08%, 2.47%, due 03/25/37	19,969,796
11,364,856	Credit-Based Asset Servicing & Securitization, Series 06-RP1, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .11%, 2.50%, due 04/25/36	11,059,426
639,658	Equity One ABS, Inc., Series 04-1, Class AV2, Variable Rate, 1 mo. LIBOR + .30%, 2.69%, due 04/25/34	415,378
18,500,000	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF5, Class 2A3, Variable Rate, 1 mo. LIBOR + .16%, 2.55%, due 04/25/36	15,777,031
8,199,509	Fremont Home Loan Trust, Series 06-A, Class 1A2, Variable Rate, 1 mo. LIBOR + .19%, 2.59%, due 05/25/36	6,194,473
10,000,000	Fremont Home Loan Trust, Series 06-B, Class 2A2, Variable Rate, 1 mo. LIBOR + .10%, 2.49%, due 08/25/36	9,695,313
23,625,000	Fremont Home Loan Trust, Series 06-B, Class 2A3, Variable Rate, 1 mo. LIBOR + .16%, 2.55%, due 08/25/36	15,356,250
16,657,400	GE-WMC Mortgage Securities, Series 05-2, Class A2B, Variable Rate, 1 mo. LIBOR + .17%, 2.56%, due 12/25/35	16,199,322
19,000,000	GE-WMC Mortgage Securities, Series 06-1, Class A2B, Variable Rate, 1 mo. LIBOR + .15%, 2.54%, due 08/25/36	14,149,300
1,690,120	Home Equity Asset Trust, Series 05-4, Class 2A2, Variable Rate, 1 mo. LIBOR + .23%, 2.62%, due 10/25/35	1,673,219
4,975,993	Household Home Equity Loan Trust, Series 05-2, Class A2, Variable Rate, 1 mo. LIBOR + .31%, 2.79%, due 01/20/35	4,310,454

5,592,307	Household Home Equity Loan Trust, Series 05-3, Class A2, Variable Rate, 1 mo. LIBOR + .29%, 2.77%, due 01/20/35	4,769,189
17,336,047	Household Home Equity Loan Trust, Series 06-1, Class A1, Variable Rate, 1 mo. LIBOR + .16%, 2.64%, due 01/20/36	15,353,236
2,465,867	IXIS Real Estate Capital Trust, Series 06-HE1, Class A2, Variable Rate, 1 mo. LIBOR + .14%, 2.53%, due 03/25/36	2,457,236
38,000,000	J.P. Morgan Mortgage Acquisition Corp., Series 06-WMC4, Class A3, Variable Rate, 1 mo. LIBOR + .12%, 2.51%, due 12/25/36	31,160,000
8,001,929	Long Beach Mortgage Loan Trust, Series 05-WL2, Class 3A1, Variable Rate, 1 mo. LIBOR + .18%, 2.57%, due 08/25/35	6,715,299
10,000,000	Master Asset-Backed Securities Trust, Series 05-FRE1, Class A4, Variable Rate, 1 mo. LIBOR + .25%, 2.64%, due 10/25/35	8,750,000
14,490,000	Master Asset-Backed Securities Trust, Series 06-AM3, Class A2, Variable Rate, 1 mo. LIBOR + .13%, 2.52%, due 10/25/36	13,620,600
25,910,000	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, Variable Rate, 1 mo. LIBOR + .15%, 2.54%, due 03/25/36	16,582,400
14,300,000	Master Asset-Backed Securities Trust, Series 06-HE2, Class A3, Variable Rate, 1 mo. LIBOR + .15%, 2.54%, due 06/25/36	10,010,000
30,390,000	Master Asset-Backed Securities Trust, Series 06-HE3, Class A3, Variable Rate, 1 mo. LIBOR + .15%, 2.54%, due 08/25/36	18,984,025
17,000,000	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, Variable Rate, 1 mo. LIBOR + .16%, 2.55%, due 10/25/36	11,050,000
39,091,915	Master Asset-Backed Securities Trust, Series 06-WMC1, Class A2, Variable Rate, 1 mo. LIBOR + .11%, 2.50%, due 02/25/36	37,137,320
9,456,659	Master Second Lien Trust, Series 06-1, Class A, Variable Rate, 1 mo. LIBOR + .16%, 2.55%, due 03/25/36	2,978,848
26,663,735	Merrill Lynch Mortgage Investors, Series 07-HE2, Class A2A, Variable Rate, 1 mo. LIBOR + .12%, 2.51%, due 02/25/37	25,309,717
5,238,838	Morgan Stanley ABS Capital I, Series 04-SD1, Class A, Variable Rate, 1 mo. LIBOR + .40%, 2.79%, due 08/25/34	4,557,789
40,000,000	Morgan Stanley ABS Capital I, Series 07-HE4, Class A2C, Variable Rate, 1 mo. LIBOR + .23%, 2.62%, due 02/25/37	24,000,000
27,500,000	Morgan Stanley Home Equity Loans, Series 06-3, Class A3, Variable Rate, 1 mo. LIBOR + .16%, 2.55%, due 04/25/36	19,250,000
21,449,094	Morgan Stanley Home Equity Loans, Series 07-2, Class A1, Variable Rate, 1 mo. LIBOR + .10%, 2.49%, due 04/25/37	20,376,639
11,500,000	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, Variable Rate, 1 mo. LIBOR + .15%, 2.54%, due 11/25/36	8,165,000
16,016,000	Nomura Home Equity Loan, Inc., Series 06-FM1, Class 2A2, Variable Rate, 1 mo. LIBOR + .16%, 2.55%, due 11/25/35	15,450,435
518,241	Option One Mortgage Loan Trust, Series 05-3, Class A4, Variable Rate, 1 mo. LIBOR + .25%, 2.64%, due 08/25/35	476,943
2,161,989	People’s Choice Home Loan Securities Trust, Series 05-3, Class 1A2, Variable Rate, 1 mo. LIBOR + .27%, 2.66%, due 08/25/35	1,972,873
16,155,645	People’s Choice Home Loan Securities Trust, Series 05-4, Class 1A2, Variable Rate, 1 mo. LIBOR + .26%, 2.65%, due 12/25/35	12,111,887
403,069	RAAC Series Trust, Series 05-RP3, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .23%, 2.62%, due 05/25/39	401,961
23,771,932	RAAC Series Trust, Series 06-SP1, Class A2, Variable Rate, 1 mo. LIBOR + .19%, 2.58%, due 09/25/45	21,870,178
6,022,008	Residential Asset Mortgage Products, Inc., Series 05-RS4, Class A3, Variable Rate, 1 mo. LIBOR + .23%, 2.62%, due 04/25/35	5,487,555
6,547,485	Residential Asset Mortgage Products, Inc., Series 05-RS8, Class A2, Variable Rate, 1 mo. LIBOR + .29%, 2.68%, due 10/25/33	5,461,912
50,000,000	Residential Asset Mortgage Products, Inc., Series 05-RS9, Class Al3, FGIC, Variable Rate, 1 mo. LIBOR + .22%, 2.61%, due 11/25/35	21,250,000
17,381,650	Residential Asset Securities Corp., Series 07-KS3, Class AI1, Variable Rate, 1 mo. LIBOR + .11%, 2.50%, due 02/25/30	16,251,843
279,557	Saxon Asset Securities Trust, Series 04-1, Class A, Variable Rate, 1 mo. LIBOR + .27%, 2.93%, due 03/25/35	172,015
9,000,000	Securitized Asset Backed Receivables LLC, Series 06-NC1, Class A2, Variable Rate, 1 mo. LIBOR + .16%, 2.55%, due 03/25/36	8,037,709
7,149,406	Security National Mortgage Loan Trust, Series 06-2A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .29%, 2.68%, due 10/25/36	6,863,430
4,860,873	SG Mortgage Securities Trust, Series 05-OPT1, Class A2, Variable Rate, 1 mo. LIBOR + .26%, 2.65%, due 10/25/35	3,581,977
6,570,397	Soundview Home Equity Loan Trust, Series 07-NS1, Class A1, Variable Rate, 1 mo. LIBOR + .12%, 2.51%, due 01/25/37	6,166,934
20,000,000	Specialty Underwriting & Residential Finance, Series 06-BC3, Class A2C, Variable Rate, 1 mo. LIBOR + .15%, 2.54%, due 06/25/37	16,923,438
13,000,000	Structured Asset Investment Loan Trust, Series 06-1, Class A3, Variable Rate, 1 mo. LIBOR + .20%, 2.59%, due 01/25/36	10,809,560

11,495,013	Structured Asset Securities Corp., Series 05-S6, Class A2, Variable Rate, 1 mo. LIBOR + .29%, 2.68%, due 11/25/35	10,367,301
27,486,886	Yale Mortgage Loan Trust, Series 07-1, Class A, 144A, Variable Rate, 1 mo. LIBOR + .40%, 2.79%, due 06/25/37	25,425,369
	Total Residential Asset-Backed Securities (United States)	1,200,554,728

	Residential Mortgage-Backed Securities (Australian) — 3.6%
8,641,077	Australian Mortgage Securities II, Series G3, Class A1A, Variable Rate, 3 mo. LIBOR + .21%, 2.92%, due 01/10/35	8,423,581
9,316,409	Crusade Global Trust, Series 04-2, Class A1, Variable Rate, 3 mo. LIBOR + .13%, 2.85%, due 11/19/37	8,896,705
4,432,496	Crusade Global Trust, Series 05-1, Class A1, Variable Rate, 3 mo. LIBOR + .06%, 2.86%, due 06/17/37	4,273,768
15,022,088	Crusade Global Trust, Series 06-1, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .06%, 2.88%, due 07/20/38	14,455,455
24,792,595	Crusade Global Trust, Series 07-1, Class A1, Variable Rate, 3 mo. LIBOR + .06%, 2.88%, due 04/19/38	23,839,071
7,122,412	Interstar Millennium Trust, Series 03-3G, Class A2, Variable Rate, 3 mo. LIBOR + .25%, 2.91%, due 09/27/35	7,032,242
7,145,815	Interstar Millennium Trust, Series 03-5G, Class A2, Variable Rate, 3 mo. LIBOR + .25%, 3.07%, due 01/20/36	6,887,208
7,263,575	Interstar Millennium Trust, Series 04-2G, Class A, Variable Rate, 3 mo. LIBOR + .20%, 3.05%, due 03/14/36	6,965,115
3,470,051	Interstar Millennium Trust, Series 05-1G, Class A, Variable Rate, 3 mo. LIBOR + .12%, 3.11%, due 12/08/36	3,308,311
4,634,202	Interstar Millennium Trust, Series 06-2GA, Class A2, 144A, Variable Rate, 3 mo. LIBOR + .08%, 2.72%, due 05/27/38	4,367,503
4,986,302	Medallion Trust, Series 03-1G, Class A, Variable Rate, 3 mo. LIBOR + .19%, 2.79%, due 12/21/33	4,838,459
6,743,393	Medallion Trust, Series 04-1G, Class A1, Variable Rate, 3 mo. LIBOR + .13%, 2.77%, due 05/25/35	6,299,003
3,607,309	Medallion Trust, Series 05-1G, Class A1, Variable Rate, 3 mo. LIBOR + .08%, 2.80%, due 05/10/36	3,512,545
16,876,642	Medallion Trust, Series 06-1G, Class A1, Variable Rate, 3 mo. LIBOR + .05%, 2.90%, due 06/14/37	16,216,090
11,183,457	Medallion Trust, Series 07-1G, Class A1, Variable Rate, 3 mo. LIBOR + .04%, 2.68%, due 02/27/39	10,961,689
10,194,132	National RMBS Trust, Series 04-1, Class A1, Variable Rate, 3 mo. LIBOR + .11%, 2.65%, due 03/20/34	9,873,119
23,914,723	National RMBS Trust, Series 06-3, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .07%, 2.89%, due 10/20/37	23,100,666
27,224,000	Puma Finance Ltd., Series G5, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .07%, 2.75%, due 02/21/38	25,549,724
30,044,077	Superannuation Members Home Loans Global Fund, Series 07-1, Class A1, Variable Rate, 3 mo. LIBOR + .06%, 2.96%, due 12/12/35	28,441,586
3,059,005	Superannuation Members Home Loans Global Fund, Series 4A, Class A, Variable Rate, 3 mo. LIBOR + .22%, 2.93%, due 10/09/29	2,995,741
1,687,381	Superannuation Members Home Loans Global Fund, Series 6, Class A, Variable Rate, 3 mo. LIBOR + .16%, 2.89%, due 11/09/35	1,637,992
3,660,393	Superannuation Members Home Loans Global Fund, Series 7, Class A1, Variable Rate, 3 mo. LIBOR + .14%, 3.13%, due 03/09/36	3,526,873
3,243,093	Superannuation Members Home Loans Global Fund, Series 8, Class A1, Variable Rate, 3 mo. LIBOR + .07%, 2.78%, due 01/12/37	3,121,380
9,778,716	Westpac Securitization Trust, Series 05-1G, Class A1, Variable Rate, 3 mo. LIBOR + .07%, 2.67%, due 03/23/36	9,234,237
23,435,857	Westpac Securitization Trust, Series 07-1G, Class A2A, Variable Rate, 3 mo. LIBOR + .05%, 2.73%, due 05/21/38	22,621,227
	Total Residential Mortgage-Backed Securities (Australian)	260,379,290

	Residential Mortgage-Backed Securities (European) — 5.3%
16,600,000	Aire Valley Mortgages, Series 06-1A, Class 1A, 144A, Variable Rate, 3 mo. LIBOR + .11%, 2.65%, due 09/20/66	16,097,020
20,000,000	Aire Valley Mortgages, Series 07-1A, Class 1A2, 144A, Variable Rate, 3 mo. LIBOR + .09%, 2.63%, due 03/20/30	19,066,000
16,000,000	Arkle Master Issuer Plc, Series 06-1A, Class 3A, 144A, Variable Rate, 3 mo. LIBOR + .05%, 2.77%, due 08/17/11	15,773,600
16,000,000	Arkle Master Issuer Plc, Series 06-1A, Class 4A1, 144A, Variable Rate, 3 mo. LIBOR + .09%, 2.81%, due 02/17/52	14,779,200
40,000,000	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, Variable Rate, 3 mo. LIBOR + .10%, 2.81%, due 01/13/39	35,768,000

3,093,047	Gracechurch Mortgage Financing Plc, Series 06-1, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .03%, 2.73%, due 11/20/31	3,085,098
5,826,005	Gracechurch Mortgage Funding Plc, Series 1A, Class A2B, 144A, Variable Rate, 3 mo. LIBOR + .07%, 2.79%, due 10/11/41	5,729,818
13,636,153	Granite Master Issuer Plc, Series 06-2, Class A4, Variable Rate, 3 mo. LIBOR + .04%, 2.86%, due 12/20/54	12,954,346
2,714,049	Granite Master Issuer Plc, Series 07-1, Class 1A1, Variable Rate, 1 mo. LIBOR + .03%, 2.51%, due 12/20/30	2,683,515
8,328,846	Granite Mortgages Plc, Series 04-3, Class 2A1, Variable Rate, 3 mo. LIBOR + .14%, 2.68%, due 09/20/44	8,206,828
49,000,000	Holmes Financing Plc, Series 10A, Class 4A1, 144A, Variable Rate, 3 mo. LIBOR + .08%, 2.79%, due 07/15/40	47,640,740
1,425,000	Kildare Securities Ltd., Series 07-1A, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .02%, 3.01%, due 06/10/14	1,420,297
30,000,000	Kildare Securities Ltd., Series 07-1A, Class A2, 144A, Variable Rate, 3 mo. LIBOR + .06%, 3.05%, due 12/10/43	29,153,700
2,246,200	Leek Finance Plc, Series 14A, Class A2B, 144A, Variable Rate, 3 mo. LIBOR + .18%, 2.78%, due 09/21/36	2,227,107
5,617,750	Leek Finance Plc, Series 15A, Class AB, 144A, Variable Rate, 3 mo. LIBOR + .14%, 2.74%, due 03/21/37	5,561,573
6,758,730	Leek Finance Plc, Series 17A, Class A2B, 144A, Variable Rate, 3 mo. LIBOR + .14%, 2.74%, due 03/23/09	6,605,983
14,000,000	Mound Financing Plc, Series 5A, Class 2A, 144A, Variable Rate, 3 mo. LIBOR + .04%, 2.80%, due 05/08/16	13,685,000
16,333,654	Paragon Mortgages Plc, Series 12A, Class A2C, 144A, Variable Rate, 3 mo. LIBOR + .11%, 2.79%, due 11/15/38	14,255,687
10,227,207	Paragon Mortgages Plc, Series 14A, Class A2C, 144A, Variable Rate, 3 mo. LIBOR, 2.90%, due 09/15/39	9,484,507
9,077,298	Paragon Mortgages Plc, Series 7A, Class A1A, 144A, Variable Rate, 3 mo. LIBOR, 2.89%, due 05/15/34	8,752,875
46,000,000	Pendeford Master Issuer Plc, Series 07-1A, Class 3A, 144A, Variable Rate, 3 mo. LIBOR + .10%, 2.82%, due 02/12/16	44,560,200
8,640,000	Permanent Financing Plc, Series 4, Class 3A, Variable Rate, 3 mo. LIBOR + .14%, 3.13%, due 03/10/24	8,590,164
25,040,000	Permanent Financing Plc, Series 8, Class 2A, Variable Rate, 3 mo. LIBOR + .07%, 3.06%, due 06/10/14	25,027,480
8,000,000	Permanent Master Issuer Plc, Series 07-1, Class 4A, Variable Rate, 3 mo. LIBOR + .08%, 2.79%, due 10/15/33	7,627,760
24,996,088	RMAC Securities Plc, Series 06-NS4A, Class A1B, 144A, Variable Rate, 3 mo. LIBOR + .07%, 2.97%, due 06/12/25	24,908,602
	Total Residential Mortgage-Backed Securities (European)	383,645,100

	Residential Mortgage-Backed Securities (United States) — 0.1%
1,129,608	Chevy Chase Mortgage Funding Corp., Series 04-3A, Class A2, 144A, Variable Rate, 1 mo. LIBOR + .25%, 2.69%, due 08/25/35	903,687
2,093,287	GreenPoint Mortgage Funding Trust, Series 05-HE4, Class 2A3C, Variable Rate, 1 mo. LIBOR + .25%, 2.64%, due 07/25/30	2,070,064
4,738,968	Mellon Residential Funding Corp., Series 04-TBC1, Class A, 144A, Variable Rate, 1 mo. LIBOR + .25%, 2.64%, due 02/26/34	3,955,557
	Total Residential Mortgage-Backed Securities (United States)	6,929,308

	Student Loans — 4.1%
22,000,000	College Loan Corp. Trust, Series 04-1, Class A2, Variable Rate, 3 mo. LIBOR + .11%, 3.03%, due 04/25/16	21,896,875
15,500,000	College Loan Corp. Trust, Series 06-1, Class A2, Variable Rate, 3 mo. LIBOR + .02%, 2.94%, due 04/25/22	15,196,200
7,440,000	College Loan Corp. Trust, Series 07-1, Class A1, Variable Rate, 3 mo. LIBOR + .01%, 2.93%, due 01/25/23	7,280,784
26,000,000	College Loan Corp. Trust, Series 07-2, Class A1, Variable Rate, 3 mo. LIBOR + .25%, 3.17%, due 01/25/24	25,638,438
9,732,714	Goal Capital Funding Trust, Series 06-1, Class A1, Variable Rate, 3 mo. LIBOR, 2.64%, due 08/25/20	9,692,031
7,235,817	Goal Capital Funding Trust, Series 07-1, Class A1, Variable Rate, 3 mo. LIBOR + .02%, 2.62%, due 06/25/21	7,172,503
7,185,979	Keycorp Student Loan Trust, Series 05-A, Class 2A1, Variable Rate, 3 mo. LIBOR + .05%, 2.71%, due 09/27/21	7,004,030
5,904,081	Montana Higher Education Student Assistance Corp., Series 05-1, Class A, Variable Rate, 3 mo. LIBOR + .04%, 2.58%, due 06/20/15	5,735,224
20,604,928	National Collegiate Student Loan Trust, Series 06-1, Class A2, Variable Rate, 1 mo. LIBOR + .14%, 2.53%, due 08/25/23	19,716,341

20,288,281		National Collegiate Student Loan Trust, Series 06-A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .08%, 2.47%, due 08/26/19	19,630,941
25,056,995		SLM Student Loan Trust, Series 05-1, Class A2, Variable Rate, 3 mo. LIBOR + .08%, 3.00%, due 04/27/20	23,804,146
17,000,000		SLM Student Loan Trust, Series 05-3, Class A3, Variable Rate, 3 mo. LIBOR + .03%, 2.95%, due 07/25/16	16,320,000
30,000,000		SLM Student Loan Trust, Series 05-3, Class A4, Variable Rate, 3 mo. LIBOR + .07%, 2.99%, due 04/27/20	29,475,000
30,208,730		SLM Student Loan Trust, Series 06-A, Class A2, Variable Rate, 3 mo. LIBOR + .03%, 2.74%, due 10/15/15	29,415,751
31,000,000		SLM Student Loan Trust, Series 07-2, Class A2, Variable Rate, 3 mo. LIBOR, 2.92%, due 07/25/17	30,263,750
1,415,952		SLM Student Loan Trust, Series 07-5, Class A1, Variable Rate, 3 mo. LIBOR - .01%, 2.91%, due 07/25/13	1,409,757
7,500,000		SLM Student Loan Trust, Series 07-6, Class A2, Variable Rate, 3 mo. LIBOR + .25%, 3.17%, due 01/25/19	7,164,750
19,244,567		SLM Student Loan Trust, Series 07-A, Class A1, Variable Rate, 3 mo. LIBOR, 2.83%, due 09/15/22	18,089,893
		Total Student Loans	294,906,414

		Time Share — 0.2%
10,753,723		Sierra Receivables Funding Co., Series 08-1A, Class A2, 144A, Variable Rate, 1 mo. LIBOR + 4.00%, 6.48%, due 02/20/18	10,726,839

		Trade Receivables — 0.9%
55,000,000		ABS Global Finance Plc, Series 06-1A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .10%, 2.60%, due 12/17/10	54,439,000
13,000,000		SSCE Funding LLC, Series 04-1A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .23%, 2.74%, due 11/15/10	11,700,000
		Total Trade Receivables	66,139,000
		Total Asset-Backed Securities	6,610,483,205

		Corporate Debt — 0.7%
22,000,000		TIAA Global Markets, 144A, Variable Rate, 3 mo. LIBOR + .10%, 2.81%, due 01/12/11	21,782,225
JPY	3,000,000,000	MBIA Global Funding LLC, Series EMTN, Variable Rate, JPY LIBOR, 1.03%, due 06/30/08	28,392,146
		Total Corporate Debt	50,174,371

		U.S. Government — 0.1%
3,000,000		U.S. Treasury Note, 2.63%, due 03/15/09 (a)	3,013,125
5,000,000		U.S. Treasury Note, 3.13%, due 09/15/08 (a)	5,016,406
		Total U.S. Government	8,029,531

		U.S. Government Agency — 0.9%
666,668		Agency for International Development Floater (Support of Zimbabwe), Variable Rate, 3 mo. U.S. Treasury Bill x 115%, 2.53%, due 01/01/12	659,585
10,928,000		Agency for International Development Floater (Support of Tunisia), Variable Rate, 6 mo. LIBOR, 2.84%, due 07/01/23	10,859,809
342,635		Agency for International Development Floater (Support of Peru), Series A, Variable Rate, 6 mo. U.S. Treasury Bill + .35%, 2.32%, due 05/01/14	340,926
969,126		Agency for International Development Floater (Support of Peru), Series A, Variable Rate, 6 mo. U.S. Treasury Bill +.35%, 2.32%, due 05/01/14	964,290
728,519		Agency for International Development Floater (Support of Morocco), Variable Rate, 6 mo. U.S. Treasury Bill + .45%, 2.42%, due 11/15/14	725,794
13,875,000		Agency for International Development Floater (Support of Morocco), Variable Rate, 6 mo. LIBOR + .15%, 3.00%, due 10/29/26	13,857,795
17,000,000		Agency for International Development Floater (Support of Morocco), Variable Rate, 6 mo. LIBOR - .02%, 2.83%, due 02/01/25	16,798,142
3,458,770		Agency for International Development Floater (Support of Jamaica), Variable Rate, 6 mo. U.S. Treasury Bill + .75%, 2.72%, due 03/30/19	3,473,954
14,250,000		Agency for International Development Floater (Support of India), Variable Rate, 3 mo. LIBOR + .10%, 2.97%, due 02/01/27	14,161,080

704,554	Agency for International Development Floater (Support of Honduras), Variable Rate, 3 mo. U.S. Treasury Bill x 117%, 2.58%, due 10/01/11	700,592
1,879,375	Agency for International Development Floater (Support of C.A.B.E.I.), Variable Rate, 6 mo. U.S. Treasury Bill + .40%, 2.37%, due 10/01/12	1,874,695
600,000	Agency for International Development Floater (Support of Belize), Variable Rate, 6 mo. U.S. Treasury Bill + .50%, 2.47%, due 01/01/14	600,006
	Total U.S. Government Agency	65,016,668

	TOTAL DEBT OBLIGATIONS (COST $7,307,428,696)	6,733,703,775

Shares/Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 7.8%

	Money Market Funds — 1.1%
81,973,224	State Street Institutional Liquid Cash Reserves Fund-Institutional Class	81,973,224
	Other Short-Term Investments — 6.7%
60,000,000	Barton Capital Commercial Paper, 2.46%, due 06/13/08	59,946,700
26,342,000	Barton Capital Commercial Paper, 2.47%, due 06/24/08	26,298,623
49,302,000	Kittyhawk Funding Corp. Commercial Paper, 2.40%, due 06/16/08	49,249,411
30,000,000	Liberty Funding LLC Commercial Paper, 2.44%, due 06/27/08	29,945,100
50,000,000	Liberty Funding LLC Commercial Paper, 2.66%, due 08/18/08	49,708,139
75,000,000	Nieuw Amsterdam Receivables Commercial Paper, 2.49%, due 06/19/08	74,901,438
31,514,000	Old Line Funding LLC Commercial Paper, 2.53%, due 07/24/08	31,394,404
50,000,000	Sheffield Receivables Commercial Paper, 2.55%, due 07/07/08	49,868,958
25,000,000	Sheffield Receivables Commercial Paper, 2.55%, due 07/16/08	24,918,542
5,000,000	U.S. Treasury Bill, 1.85%, due 08/21/08 (a) (b)	4,979,080
5,000,000	U.S. Treasury Bill, 2.13%, due 07/24/08 (a) (b)	4,983,988
20,000,000	Windmill Funding Corp. Commercial Paper, 2.45%, due 06/18/08	19,975,500
55,000,000	Windmill Funding Corp. Commercial Paper, 2.56%, due 08/08/08	54,730,133
	Total Other Short-Term Investments	480,900,016

	TOTAL SHORT-TERM INVESTMENTS (COST $562,875,255)	562,873,240

	TOTAL INVESTMENTS — 100.8% (Cost $7,870,303,951)	7,296,577,015

	Other Assets and Liabilities (net) — (0.8%)	(59,574,965)

	TOTAL NET ASSETS — 100.0%	$7,237,002,050

As of May 31, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$7,870,651,215	$7,016,157	$(581,090,357)	$(574,074,200)

A summary of outstanding financial instruments at May 31, 2008 is as follows:

Forward Currency Contracts

Settlement Date	Deliver	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)

Sales

6/17/08	EUR	38,500,000	$59,857,389	$703,111
6/24/08	JPY	2,988,000,000	28,376,365	947,076
				$1,650,187

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)

Sales

579	U.S. Treasury Note 5 Yr. (CBT)	June 2008	$64,142,344	$1,115,969

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Annual Premium	Deliverable On Default	Market Value
60,000,000	USD	9/20/2010	Morgan Stanley Capital Services Inc.	Receive	0.40%	Credit Swap Eagle Creek CDO	$(2,200,231)
31,000,000	USD	3/20/2013	Morgan Stanley Capital Services Inc.	Receive	0.25%	MS Synthetic 2006-1	(2,684,750)
28,000,000	USD	3/20/2015	Lehman Brothers	Receive	0.88%	Credit Swap AAA CDO	(4,851,405)
			Premiums to (Pay) Receive			$—	$(9,736,386)

Interest Rate Swaps

Notional		Expiration			Fixed		Market
Amount		Date	Counterparty	Receive (Pay)	Rate	Variable Rate	Value
40,000,000	USD	1/24/2011	Goldman Sachs	(Pay)	6.07%	3 month LIBOR	$2,416,986	*
30,000,000	USD	2/7/2012	Deutsche Bank AG	(Pay)	4.33%	3 month LIBOR	(963,421)
38,100,000	USD	2/24/2013	JP Morgan Chase Bank	(Pay)	4.54%	3 month LIBOR	(205,945	)**
			Premiums to (Pay) Receive			$—	$1,247,620

*Excludes unrealized losses of $4,887,149 incurred by GMO Alpha LIBOR Fund prior to transfer to the Fund on November 27, 2002. **Excludes unrealized losses of $404,936 incurred by GMO Alpha LIBOR Fund prior to transfer to the Fund on March 31, 2004.

As of May 31, 2008, for the futures and/ or swap contracts held, the Fund had sufficient cash and/ or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ACES - Aerolineas Centrales de Colombia

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

C.A.B.E.I. - Central American Bank of Economic Integration

CapMAC - Insured as to the payment of principal and interest by Capital Markets Assurance Corporation.

CDO - Collateralized Debt Obligation

CMBS - Collateralized Mortgage Backed Security

EMTN - Euromarket Medium Term Note

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

RMAC - Residential Mortgage Acceptance Corp.

RMBS - Residential Mortgage Backed Security

Variable rate - The rates shown on variable rate notes are the current interest rates at May 31, 2008, which are subject to change based on the terms of the security.

XL - Insured as to the payment of principal and interest by XL Capital Assurance.

(a)	All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts and/or collateral on open swap contracts.

(b)	Rate shown represents yield-to-maturity.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material.

Fixed income securities held by the Fund or the underlying funds are typically valued pursuant to prices supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager, at its discretion, may override a price supplied by a primary source by using a price provided by another source if such action is deemed appropriate. The prices provided by such primary pricing sources may differ from the value that would be realized if the securities were sold and the differences could be material.

Certain securities held by the Fund are valued on the basis of a price provided by a single source.  The prices provided may differ from the value that would be realized if the securities were sold and the differences could be material.  As of  May 31, 2008, the total value of these securities represented 33.23% of net assets.

The Fund invests in securities with contractual cash flows, such as asset- backed securities, collateralized mortgage obligations and commercial mortgage backed securities, including securities backed by subprime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate values, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the securities’ market values and changes in interest rates.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that may not be active or for which all significant inputs are observable, either directly or indirectly (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2008 in valuing the Fund’s investments carried at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$13,008,611	$1,115,969
Level 2 - Other Significant Observable Inputs	6,074,312,740	4,067,173
Level 3 - Significant Unobservable Inputs	1,209,255,664	—
Total	$7,296,577,015	$5,183,142

*Other financial instruments include forward currency contracts, futures contracts and swap agreements.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 - Quoted Prices	$—	$—
Level 2 - Other Significant Observable Inputs	—	(10,905,752)
Level 3 - Significant Unobservable Inputs	—	—
Total	$—	$(10,905,752)

**Other financial instruments include swap agreements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of March 1, 2008	$1,370,228,960	$—
Accrued discounts/premiums	8,218	—
Realized gain (loss)	15,322	—
Change in unrealized appreciation/depreciation	(80,883,979)	—
Net purchases (sales)	(80,112,857)	—
Net transfers in and/or out of Level 3	—	—
Balance as of May 31, 2008	$1,209,255,664	$—

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date.  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss.  Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss.  These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Schedule of Investments.  In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund.

Futures contracts

The Fund may purchase and sell futures contracts.  Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options

The Fund may write call and put options. Writing options increases the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder.  When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options which expire are treated as realized gains.  Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option.  In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option.  There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option.  Premiums paid for purchasing options which expire are treated as realized losses.  Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options.  Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Loan agreements

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates.  The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.  A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders.  The agent administers the terms of the loan, as specified in the loan agreement.  When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower.  The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower.  As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement.  When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

Indexed securities

The Fund may invest in indexed securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic.  The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities.  Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate.  In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers (i.e., to reduce risk where a party owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.  Variance swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the annualized realized variance of returns on the underlying price and a fixed quantity, also known as the variance strike, over a period of time.  In connection with these agreements, cash or securities may be set aside as collateral by the Fund’s custodian or brokers in accordance with the terms of the swap agreement. The Fund earns or pays interest on cash set aside as collateral.

Swaps are marked to market daily using models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made on swap contracts are recorded as realized gain or loss. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements with banks and broker-dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price.  In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. government securities or other assets equal in value to its obligations in respect of reverse repurchase agreements.  Reverse repurchase agreements involve the risk that the market value of the securities the Fund has sold under the agreement may decline below the price at which the Fund is obligated to repurchase under the agreement. The market value of the securities the Fund has sold is determined daily and any additional required collateral is allocated to or sent by the Fund on the next business day.

Currency Abbreviations:

EUR - Euro

JPY - Japanese Yen

USD - United States Dollar

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov.

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2008 (Unaudited)

Shares	Description	Value ($)

	MUTUAL FUNDS — 100.1%

	Affiliated Issuers — 100.1%
1,434,926	GMO Short-Duration Collateral Fund	34,409,522
	TOTAL MUTUAL FUNDS (COST $34,791,830)	34,409,522

	TOTAL INVESTMENTS — 100.1% (Cost $34,791,830)	34,409,522

	Other Assets and Liabilities (net) — (0.1%)	(31,812)

	TOTAL NET ASSETS — 100.0%	$34,377,710

As of May 31, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$35,036,405	$—	$(626,883)	$(626,883)

Investments in Affiliated Issuers

The Fund makes investments in another GMO Trust fund (“underlying fund”). The Schedule of Investments of the underlying fund should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of this affiliated issuer during the period ended May 31, 2008 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO Short-Duration Collateral Fund	$10,677,894	$25,039,700	$1,457,400	$—	$—	$34,409,522

Totals	$10,677,894	$25,039,700	$1,457,400	$—	$—	$34,409,522

Notes to Schedule of Investments:

Portfolio valuation

The Fund invests substantially all of its assets in GMO Short-Duration Collateral Fund (an arrangement often referred to as a “master-feeder” structure) (“SDCF”) and, to a limited extent, in cash and cash equivalents.

Shares of SDCF are valued at their net asset value.

Investments held by SDCF are valued as follows.  Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material.

Fixed income securities held by the Fund or the underlying funds are typically valued pursuant to prices supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager, at its discretion, may override a price supplied by a primary source by using a price provided by another source if such action is deemed appropriate. The prices provided by such primary pricing sources may differ from the value that would be realized if the securities were sold and the differences could be material.

Certain securities held by the Fund or the underlying funds are valued on the basis of a price provided by a single source. The prices provided may differ from the value that would be realized if the securities were sold and the differences could be material.  As of May 31, 2008, the total value of these securities represented 33.26% of net assets.

The Fund indirectly invests through SDCF in securities with contractual cash flows, such as asset-backed securities, collateralized mortgage obligations and commercial mortgage backed securities, including securities backed by subprime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate values, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the securities’ market values and changes in interest rates.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that may not be active or for which all significant inputs are observable, either directly or indirectly (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2008 in valuing the Fund’s investments carried at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$—	$—
Level 2 - Other Significant Observable Inputs	34,409,522	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$34,409,522	$—

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$—	$—
Level 2 - Other Significant Observable Inputs	—	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$—	$—

The Fund held no investments or other financial instruments during the period from March 1, 2008 through May 31, 2008, whose fair value was determined using level 3 inputs.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2008 (Unaudited)

Par Value ($)/ Shares	Description	Value ($)

	DEBT OBLIGATIONS — 22.5%

	U.S. Government Agency — 22.5%
105,000	Agency for International Development Floater (Support of Botswana), Variable Rate, 6 mo. U.S. Treasury Bill + .40%, 2.37%, due 10/01/12	104,739
676,575	Agency for International Development Floater (Support of C.A.B.E.I.), Variable Rate, 6 mo. U.S. Treasury Bill + .40%, 2.37%, due 10/01/12	674,890
587,129	Agency for International Development Floater (Support of Honduras), Variable Rate, 3 mo. U.S. Treasury Bill x 117%, 2.58%, due 10/01/11	583,827
35,995	Agency for International Development Floater (Support of Peru), Series A, Variable Rate, 6 mo. U.S. Treasury Bill + .35%, 2.32%, due 05/01/14	35,815
260,853	Small Business Administration Pool #502320, Variable Rate, Prime - 2.18%, 3.06%, due 08/25/18	262,746

	Total U.S. Government Agency	1,662,017

	TOTAL DEBT OBLIGATIONS (COST $1,665,893)	1,662,017

	MUTUAL FUNDS — 74.7%

	Affiliated Issuers — 74.7%
230,015	GMO Short-Duration Collateral Fund	5,515,750
9,192	GMO Special Purpose Holding Fund (a) (b)	6,710
	TOTAL MUTUAL FUNDS (COST $5,907,366)	5,522,460

	TOTAL INVESTMENTS — 97.2% (Cost $7,573,259)	7,184,477

	Other Assets and Liabilities (net) — 2.8%	208,133

	TOTAL NET ASSETS — 100.0%	$7,392,610

As of May 31, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$8,181,215	$7,853	$(1,004,591)	$(996,738)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of these affiliated issuers during the period ended May 31, 2008 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period

GMO Short-Duration Collateral Fund	$5,324,037	$200,000	$—	$—	$—	$5,515,750

GMO Special Purpose Holding Fund	11,582	—	—	—	20,816	6,710
Totals	$5,335,619	$200,000	$—	$—	$20,816	$5,522,460

Notes to Schedule of Investments:

C.A.B.E.I. - Central American Bank of Economic Integration

Variable rate - The rates shown on variable rate notes are the current interest rates at May 31, 2008, which are subject to change based on the terms of the security.
(a) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.
(b) Underlying investment represents interests in defaulted securities.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material.

Fixed income securities held by the Fund or the underlying funds are typically valued pursuant to prices supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager, at its discretion, may override a price supplied by a primary source by using a price provided by another source if such action is deemed appropriate. The prices provided by such primary pricing sources may differ from the value that would be realized if the securities were sold and the differences could be material.

Certain securities held by the Fund or the underlying funds are valued on the basis of a price provided by a single source. The prices provided may differ from the value that would be realized if the securities were sold and the differences could be material.  As of May 31, 2008, the total value of these securities represented 47.28% of net assets.

The Fund directly and indirectly (through underlying funds) invests in securities with contractual cash flows, such as asset-backed securities, collateralized mortgage obligations and commercial mortgage backed securities, including securities backed by subprime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate values, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the securities’ market values and changes in interest rates.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that may not be active or for which all significant inputs are observable, either directly or indirectly (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2008 in valuing the Fund’s investments carried at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$—	$—
Level 2 - Other Significant Observable Inputs	7,177,767	—
Level 3 - Significant Unobservable Inputs	6,710	—
Total	$7,184,477	$—

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$—	$—
Level 2 - Other Significant Observable Inputs	—	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$—	$—

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of March 1, 2008	$11,582	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation/depreciation	(4,872)	—
Net purchases (sales)	—	—
Net transfers in and/or out of Level 3	—	—
Balance as of May 31, 2008	$6,710	$—

Indexed securities

The Fund may invest in indexed securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic.  The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities.  Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments

(showing percentage of total net assets)

May 31, 2008 (Unaudited)

Description	Value ($)

DEBT OBLIGATIONS — 0.0% (a)

Asset-Backed Securities — 0.0%

Health Care Receivables — 0.0%
Interest related to the Bankruptcy Estate of NPF VI Inc. Series 02-1 Class A (b) (c)	—
Interest related to the Bankruptcy Estate of NPF XII Inc. Series 00-3 Class A (b) (c)	—
Interest related to the Bankruptcy Estate of NPF XII Inc. Series 02-1 Class A (b) (c)	—
—

Total Asset-Backed Securities	—

TOTAL DEBT OBLIGATIONS (COST $0)	—

TOTAL INVESTMENTS — 0.0%
(Cost $0)	—

Other Assets and Liabilities (net) — 100.0%	405,889

TOTAL NET ASSETS — 100.0%	$405,889

As of May 31, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$—	$—	$—	$—

Notes to Consolidated Schedule of Investments:

(a)           Owned by GMO SPV I, LLC. GMO SPV I, LLC is a 74.9% held subsidiary of GMO Special Purpose Holding Fund.

(b)           Security is in default.

(c)           Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that may not be active or for which all significant inputs are observable, either directly or indirectly (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2008 in valuing the Fund’s investments carried at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$—	$—
Level 2 - Other Significant Observable Inputs	—	—
Level 3 - Significant Unobservable Inputs *	—	—
Total	$—	$—

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$—	$—
Level 2 - Other Significant Observable Inputs	—	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$—	$—

*The Fund’s investments were valued entirely using level 3 inputs.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov.

GMO Special Situations Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2008 (Unaudited)

Shares/Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 100.7%

	Money Market Funds — 2.0%
13,254,193	State Street Institutional Treasury Money Market Fund-Institutional Class	13,254,193

	Other Short-Term Investments — 98.7%
34,925,109	Eurodollar Time Deposit, 1.00%, due 06/02/08	34,925,109
600,000,000	U.S Treasury Bill, 1.97%, due 11/06/08 (a)	594,853,200
38,000,000	U.S Treasury Bill, 1.92%, due 10/16/08 (a)	37,723,930
	Total Other Short-Term Investments	667,502,239

	TOTAL SHORT-TERM INVESTMENTS (COST $681,499,783)	680,756,432

	TOTAL INVESTMENTS — 100.7%
	(Cost $681,499,783)	680,756,432

	Other Assets and Liabilities (net) — (0.7%)	(4,607,600)

	TOTAL NET ASSETS — 100.0%	$676,148,832

As of May 31, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$681,499,783	$—	$(743,351)	$(743,351)

A summary of outstanding financial instruments at May 31, 2008 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)

Buys

8/22/08	CHF	39,105,250	$37,542,436	$170,675
8/22/08	CHF	39,105,250	37,542,436	166,925
8/22/08	CHF	39,105,250	37,542,436	447,016
8/22/08	CHF	39,105,250	37,542,436	469,980
8/22/08	JPY	3,857,728,528	36,751,209	(512,529)
8/22/08	JPY	3,857,728,528	36,751,209	(519,370)
8/22/08	JPY	3,857,728,528	36,751,209	(528,734)
8/22/08	JPY	3,857,728,528	36,751,209	(307,450)
8/22/08	SGD	48,857,250	35,988,222	157,723
8/22/08	SGD	48,857,250	35,988,222	245,902
8/22/08	SGD	48,857,250	35,988,222	209,833
8/22/08	SGD	48,857,250	35,988,222	215,282
			$441,127,468	$215,253

Sales

8/22/08	AUD	22,732,486	$21,497,587	$(140,394)
8/22/08	CAD	20,581,166	20,696,431	14,593
8/22/08	EUR	24,089,000	37,329,519	(166,262)
8/22/08	EUR	24,089,000	37,329,519	(160,192)
8/22/08	GBP	29,939,635	58,942,397	(861,601)
8/22/08	GBP	29,939,635	58,942,397	(885,852)
8/22/08	GBP	29,939,635	58,942,397	(1,043,933)
8/22/08	GBP	29,939,635	58,942,397	(925,672)
8/22/08	NZD	26,177,670	20,244,435	(326,055)
			$372,867,079	$(4,495,368)

Notes to Schedule of Investments:

(a)   Rate shown represents yield-to-maturity.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that may not be active or for which all significant inputs are observable, either directly or indirectly (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2008 in valuing the Fund’s investments carried at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$667,502,239	$—
Level 2 - Other Significant Observable Inputs	13,254,193	2,097,929
Level 3 - Significant Unobservable Inputs	—	—
Total	$680,756,432	$2,097,929

*Other financial instruments include forward currency contracts.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 - Quoted Prices	$—	$—
Level 2 - Other Significant Observable Inputs	—	(6,378,044)
Level 3 - Significant Unobservable Inputs	—	—
Total	$—	$(6,378,044)

**Other financial instruments include forward currency contracts.

The Fund held no investments or other financial instruments during the period from March 1, 2008 through May 31, 2008, whose fair value was determined using level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date.  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss.  Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss.  These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Schedule of Investments.  In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund.

Futures contracts

The Fund may purchase and sell futures contracts.  Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options

The Fund may write call and put options. Writing options increases the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder.  When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options which expire are treated as realized gains.  Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option.  In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option.  There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option.  Premiums paid for purchasing options which expire are treated as realized losses.  Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options.  Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Loan agreements

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates.  The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.  A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders.  The agent administers the terms of the loan, as specified in the loan agreement.  When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower.  The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower.  As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement.  When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

Indexed securities

The Fund may invest in indexed securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic.  The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities.  Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate.  In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers (i.e., to reduce risk where a party owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.  Variance swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the annualized realized variance of returns on the underlying price and a fixed quantity, also known as the variance strike, over a period of time.  In connection with these agreements, cash or securities may be set aside as collateral by the Fund’s custodian or brokers in accordance with the terms of the swap agreement. The Fund earns or pays interest on cash set aside as collateral.

Swaps are marked to market daily using models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made on swap contracts are recorded as realized gain or loss. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements with banks and broker-dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price.  In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. government securities or other assets equal in value to its obligations in respect of reverse repurchase agreements.  Reverse repurchase agreements involve the risk that the market value of the securities the Fund has sold under the agreement may decline below the price at which the Fund is obligated to repurchase under the agreement. The market value of the securities the Fund has sold is determined daily and any additional required collateral is allocated to or sent by the Fund on the next business day.

Currency Abbreviations:

AUD -	Australian Dollar
CAD -	Canadian Dollar
CHF-	Swiss Franc
EUR -	Euro
GBP -	British Pound
JPY -	Japanese Yen
NZD-	New Zealand Dollar
SGD-	Singapore Dollar

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov.

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2008 (Unaudited)

Par Value ($)	Description	Value ($)

	DEBT OBLIGATIONS — 8.2%

	Canada — 0.3%

	Corporate Debt
15,000,000	TransAlta Corp., 5.75%, due 12/15/13	14,893,500

	Italy — 0.2%

	Corporate Debt
10,000,000	Telecom Italia Capital, 4.95%, due 09/30/14	9,250,000

	Mexico — 0.2%

	Corporate Debt
10,000,000	Telefonos de Mexico SA de CV, 5.50%, due 01/27/15	9,795,200

	United States — 7.5%

	Corporate Debt — 1.2%
7,000,000	CVS Corp., 6.13%, due 08/15/16	7,127,680
10,000,000	Eastman Chemical Co., 7.25%, due 01/15/24	10,086,000
10,000,000	Kinder Morgan Energy Partners, L.P., 6.00%, due 02/01/17	9,845,000
5,000,000	Ryder System, Inc., MTN, 5.85%, due 11/01/16	4,624,500
10,000,000	Southwest Airlines Co., 5.75%, due 12/15/16	9,004,600
5,000,000	Spectra Energy Capital, Series B, 6.75%, due 07/15/18	5,089,000
5,000,000	Wyeth, 5.50%, due 02/01/14	5,086,050
		50,862,830

	Structured Notes — 0.6%
20,000,000	Boston Scientific Corp., 6.25%, due 11/15/15	19,350,000
5,000,000	RPM UK Group, 144A, 6.70%, due 11/01/15	5,059,500
		24,409,500

	U.S. Government — 5.7%
6,000,000	U.S. Treasury Note, 3.13%, due 10/15/08 (a)	6,027,188
2,000,000	U.S. Treasury Note, 2.63%, due 03/15/09 (a)	2,008,750
20,000,000	U.S. Treasury Note, 4.88%, due 05/15/09 (a)	20,487,500
125,000,000	U.S. Treasury Note, 2.13%, due 04/30/10 (a)	123,867,187
100,000,000	U.S. Treasury Note, 2.63%, due 05/31/10	100,023,437
		252,414,062
	Total United States	327,686,392

	TOTAL DEBT OBLIGATIONS (COST $365,043,573)	361,625,092

Principal Amount	Description	Value ($)

	OPTIONS PURCHASED — 0.0%

	Options on Futures — 0.0%
200,000,000	U.S. Treasury Note 5 Yr. (CBT) Call, Expires 07/25/08, Strike 111.00	1,234,375

	TOTAL OPTIONS PURCHASED (COST $1,879,560)	1,234,375

Shares	Description	Value ($)

	MUTUAL FUNDS — 92.5%

	United States — 92.5%

	Affiliated Issuers
8,047,936	GMO Emerging Country Debt Fund, Class III	81,606,066
132,784,004	GMO Short-Duration Collateral Fund	3,184,160,412
29,817,560	GMO World Opportunity Overlay Fund	793,445,279
	Total United States	4,059,211,757

	TOTAL MUTUAL FUNDS (COST $4,132,640,255)	4,059,211,757

Shares/Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 3.0%

	Money Market Funds — 0.2%
6,831,614	State Street Institutional Liquid Cash Reserves Fund-Institutional Class	6,831,614
	Other Short-Term Investments — 2.8%
71,000,000	U.S. Treasury Bill, 1.22%, due 07/24/08 (a) (b)	70,869,804
15,000,000	U.S. Treasury Bill, 1.83%, due 07/31/08 (a) (b)	14,953,470
13,000,000	U.S. Treasury Bill, 1.83%, due 08/14/08 (a) (b)	12,950,574
15,000,000	U.S. Treasury Bill, 1.87%, due 09/04/08 (a) (b)	14,925,780
10,000,000	U.S. Treasury Bill, 1.91%, due 10/30/08 (a) (b)	9,920,420
		123,620,048

	TOTAL SHORT-TERM INVESTMENTS (COST $130,486,960)	130,451,662

	TOTAL INVESTMENTS — 103.7% (Cost $4,630,050,348)	4,552,522,886

	Other Assets and Liabilities (net) — (3.7%)	(162,482,151)

	TOTAL NET ASSETS — 100.0%	$4,390,040,735

As of May 31, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$4,655,549,868	$24,473,991	$(127,500,973)	$(103,026,982)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of these affiliated issuers during the period ended May 31, 2008 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO Emerging Country Debt Fund, Class III	$80,962,232	$—	$—	$—	$—	$81,606,066

GMO Short-Duration Collateral Fund	4,314,050,306	—	1,119,100,000	—	—	3,184,160,412

GMO World Opportunity Overlay Fund	821,340,094	—	56,500,000	—	—	793,445,279

Totals	$5,216,352,632	$—	$1,175,600,000	$—	$—	$4,059,211,757

A summary of outstanding financial instruments at May 31, 2008 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)

Buys
64	U.S. Treasury Note 2 Yr. (CBT)	September 2008	$13,480,000	$(40,020)

Sales
123	U.S. Long Bond (CBT)	September 2008	$13,960,500	$313,946
1,320	U.S. Treasury Note 10 Yr.	June 2008	150,418,125	2,560,631
7	U.S. Treasury Note 10 Yr.	September 2008	786,844	(344)
219	U.S. Treasury Note 5 Yr. (CBT)	June 2008	24,261,094	851,461
28	U.S. Treasury Note 5 Yr. (CBT)	September 2008	3,078,250	374
			$192,504,813	$3,726,068

Written Options

	Notional	Expiration
	Amount	Date	Description	Premiums	Market Value
Call	$400,000,000	07/25/2008	USD U.S. Treasury Note 5 Yr. (CBT), Strike 113.00	$(1,303,380)	$(750,000)

Swap Agreements

Credit Default Swaps

Notional		Expiration			Annual	Deliverable	Market
Amount		Date	Counterparty	Receive (Pay)	Premium	On Default	Value
15,000,000	USD	12/15/2013	Goldman Sachs	(Pay)	0.42%	TransAlta Corp.	$569,160
5,000,000	USD	3/20/2014	Morgan Stanley	(Pay)	0.15%	Wyeth	54,212
10,000,000	USD	9/30/2014	Goldman Sachs	(Pay)	0.74%	Telecom Italia Capital	244,618
10,000,000	USD	2/20/2015	JP Morgan Chase Bank	(Pay)	0.61%	Telefonos de Mexico SA de CV	152,109
5,000,000	USD	11/1/2015	Goldman Sachs	(Pay)	0.62%	RPM UK	138,239
15,000,000	USD	12/20/2015	Barclays Bank PLC	(Pay)	0.73%	Boston Scientific Corp.	938,718
5,000,000	USD	12/20/2015	Morgan Stanley	(Pay)	0.81%	Boston Scientific Corp.	288,522
7,000,000	USD	9/20/2016	Barclays Bank PLC	(Pay)	0.32%	CVS Corp.	168,638
5,000,000	USD	12/20/2016	Morgan Stanley	(Pay)	0.46%	Ryder System, Inc., MTN	112,147
10,000,000	USD	12/20/2016	Barclays Bank PLC	(Pay)	0.72%	Southwest Airlines	538,059
10,000,000	USD	2/1/2017	Goldman Sachs	(Pay)	0.49%	Kinder Morgan Energy Partners LP	272,815
5,000,000	USD	7/15/2018	Goldman Sachs	(Pay)	0.93%	Spectra Energy Capital	(28,946)
10,000,000	USD	1/20/2024	Goldman Sachs	(Pay)	1.11%	Eastman Chemical Co.	(393,950)
			Premiums to (Pay) Receive			$—	$3,054,341

Interest Rate Swaps

Notional		Expiration			Fixed		Market
Amount		Date	Counterparty	Receive (Pay)	Rate	Variable Rate	Value
961,800,000	USD	2/7/2012	JP Morgan Chase Bank	Receive	3.70%	3 month LIBOR	$(14,384,945)
2,755,000,000	USD	2/11/2012	Deutsche Bank AG	Receive	3.85%	3 month LIBOR	(34,080,331)
2,766,000,000	USD	2/16/2012	Merrill Lynch	Receive	3.90%	3 month LIBOR	(32,076,996)
1,398,000,000	USD	3/4/2012	Morgan Stanley	Receive	3.80%	3 month LIBOR	(19,430,391)
2,776,000,000	USD	3/5/2012	Citigroup	Receive	3.73%	3 month LIBOR	(41,977,718)
1,390,000,000	USD	3/5/2012	Morgan Stanley	Receive	3.71%	3 month LIBOR	(21,614,401)
1,388,000,000	USD	3/20/2012	Deutsche Bank AG	Receive	3.54%	3 month LIBOR	(26,155,773)
230,000,000	USD	2/7/2020	JP Morgan Chase Bank	(Pay)	4.80%	3 month LIBOR	5,226,256
666,000,000	USD	2/11/2020	Deutsche Bank AG	(Pay)	5.00%	3 month LIBOR	5,396,559
668,000,000	USD	2/18/2020	Merrill Lynch	(Pay)	5.10%	3 month LIBOR	625,147
333,000,000	USD	3/4/2020	Morgan Stanley	(Pay)	5.00%	3 month LIBOR	3,029,141
660,000,000	USD	3/5/2020	Citigroup	(Pay)	4.94%	3 month LIBOR	8,941,181
333,000,000	USD	3/5/2020	Morgan Stanley	(Pay)	4.93%	3 month LIBOR	4,756,348
333,000,000	USD	3/20/2020	Deutsche Bank AG	(Pay)	4.72%	3 month LIBOR	10,060,508
			Premiums to (Pay) Receive			$4,115,000	$(151,685,415)

As of May 31, 2008, for the futures and/or swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

LIBOR - London Interbank Offered Rate
MTN - Medium Term Note

(a)	All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts and/or collateral on open swap contracts.

(b)	Rate shown represents yield-to-maturity.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material.

Fixed income securities held by the Fund or the underlying funds are typically valued pursuant to prices supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager, at its discretion, may override a price supplied by a primary source by using a price provided by another source if such action is deemed appropriate. The prices provided by such primary pricing sources may differ from the value that would be realized if the securities were sold and the differences could be material.

Certain securities held by the Fund or the underlying funds are valued on the basis of a price provided by a single source. The prices provided may differ from the value that would be realized if the securities were sold and the differences could be material.  As of May 31, 2008, the total value of these securities represented 31.20% of net assets.

The Fund directly and indirectly (through underlying funds) invests in securities with contractual cash flows, such as asset-backed securities, collateralized mortgage obligations and commercial mortgage backed securities, including securities backed by subprime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate values, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the securities’ market values and changes in interest rates.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that may not be active or for which all significant inputs are observable, either directly or indirectly (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2008 in valuing the Fund’s investments carried at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$386,770,372	$3,726,412
Level 2 - Other Significant Observable Inputs	4,165,752,514	41,512,377
Level 3 - Significant Unobservable Inputs	—	—
Total	$4,552,522,886	$45,238,789

*Other financial instruments include futures contracts and swap agreements.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 - Quoted Prices	$—	$(40,364)
Level 2 - Other Significant Observable Inputs	—	(190,893,451)
Level 3 - Significant Unobservable Inputs	—	—
Total	$—	$(190,933,815)

**Other financial instruments include futures contracts, swap agreements, and written options.

The Fund held no investments or other financial instruments during the period from March 1, 2008 through May 31, 2008, whose fair value was determined using level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date.  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss.  Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss.  These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Schedule of Investments.  In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund.

Futures contracts

The Fund may purchase and sell futures contracts.  Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options

The Fund may write call and put options. Writing options increases the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder.  When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options which expire are treated as realized gains.  Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option.  In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option.  There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

For the period ended May 31, 2008, the Fund’s investment activity in written option contracts was as follows:

	Puts		Calls
	Principal Amount of Contracts	Premiums	Principal Amount of Contracts	Premiums
Outstanding, beginning of period	$—	$—	$—	$—
Options written	—	—	(400,000,000)	(1,303,380)
Options exercised	—	—	—	—
Options expired	—	—	—	—
Options sold	—	—	—	—
	$—	$—	$(400,000,000)	$(1,303,380)

The Fund may also purchase put and call options.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option.  Premiums paid for purchasing options which expire are treated as realized losses.  Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options.  Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Loan agreements

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates.  The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.  A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders.  The agent administers the terms of the loan, as specified in the loan agreement.  When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower.  The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower.  As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement.  When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

Indexed securities

The Fund may invest in indexed securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic.  The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities.  Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate.  In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers (i.e., to reduce risk where a party owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.  Variance swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the annualized realized variance of returns on the underlying price and a fixed quantity, also known as the variance strike, over a period of time.  In connection with these agreements, cash or securities may be set aside as collateral by the Fund’s custodian or brokers in accordance with the terms of the swap agreement. The Fund earns or pays interest on cash set aside as collateral.

Swaps are marked to market daily using models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made on swap contracts are recorded as realized gain or loss. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements with banks and broker-dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price.  In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. government securities or other assets equal in value to its obligations in respect of reverse repurchase agreements.  Reverse repurchase agreements involve the risk that the market value of the securities the Fund has sold under the agreement may decline below the price at which the Fund is obligated to repurchase under the agreement. The market value of the securities the Fund has sold is determined daily and any additional required collateral is allocated to or sent by the Fund on the next business day.

Currency Abbreviations:

USD - United States Dollar

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2008 (Unaudited)

Shares	Description	Value ($)

	MUTUAL FUNDS — 100.0%

	Affiliated Issuer — 100.0%
8,153,408	GMO Alpha Only Fund, Class IV	89,605,959
2,808,764	GMO Core Plus Bond Fund, Class IV	26,486,640
7,398,734	GMO Domestic Bond Fund, Class VI	67,476,456
570,923	GMO Emerging Country Debt Fund, Class IV	5,789,157
5,842,720	GMO Emerging Markets Opportunities Fund, Class VI	84,836,298
585,639	GMO International Bond Fund, Class III	5,493,293
5,651,465	GMO International Growth Equity Fund, Class IV	165,361,860
5,326,514	GMO International Intrinsic Value Fund, Class IV	168,797,225
2,737,777	GMO Special Situations Fund, Class VI	58,533,662
6,237,526	GMO Strategic Fixed Income Fund, Class VI	142,527,471
5,845,155	GMO U.S. Core Equity Fund, Class VI	73,181,337
11,394,133	GMO U.S. Quality Equity Fund, Class VI	239,162,858
	TOTAL MUTUAL FUNDS (COST $1,161,622,521)	1,127,252,216

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 0.0%
14,840	Eurodollar Time Deposit, 1.00%, due 06/02/08	14,840

	TOTAL SHORT-TERM INVESTMENTS (COST $14,840)	14,840

	TOTAL INVESTMENTS — 100.0%
	(Cost $1,161,637,361)	1,127,267,056

	Other Assets and Liabilities (net) — (0.0%)	(39,004)

	TOTAL NET ASSETS — 100.0%	$1,127,228,052

As of May 31, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,166,369,640	$14,919,457	$(54,022,041)	$(39,102,584)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of these affiliated issuers during the period ended May 31, 2008 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period

GMO Alpha Only Fund, Class IV	$90,584,368	$—	$—	$—	$—	$89,605,959

GMO Core Plus Bond Fund, Class IV	26,514,728	—	—	—	—	26,486,640

GMO Domestic Bond Fund, Class VI	—	67,476,456	—	—	—	67,476,456

GMO Emerging Country Debt Fund, Class IV	5,743,483	—	—	—	—	5,789,157

GMO Emerging Markets Opportunities Fund, Class VI	103,926,197	—	24,875,000	—	—	84,836,298

GMO International Bond Fund, Class III	5,569,426	—	—	—	—	5,493,293

GMO International Growth Equity Fund, Class IV	156,545,575	—	—	—	—	165,361,860

GMO International Intrinsic Value Fund, Class IV	159,656,664	—	78,599	—	—	168,797,225

GMO Special Situations Fund, Class VI	58,396,773	—	—	—	—	58,533,662

GMO Strategic Fixed Income Fund, Class VI	216,621,119	—	67,476,456	—	—	142,527,471

GMO U.S. Core Equity Fund, Class VI	69,986,654	274,823	—	274,823	—	73,181,337

GMO U.S. Quality Equity Fund, Class VI	206,637,036	27,643,161	—	982,260	—	239,162,858
Totals	$1,100,182,023	$95,394,440	$92,430,055	$1,257,083	$—	$1,127,252,216

Notes to Schedule of Investments:

Portfolio valuation

Shares of the underlying funds and other mutual funds are valued at their net asset value.

Investments held by the underlying funds are valued as follows.  Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material.  Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, foreign equity securities are generally valued using fair value prices supplied by a third party vendor based on models to the extent that these fair value prices are available. As of May 31, 2008, 35.28% of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by a third party vendor.

Fixed income securities held by the Fund or the underlying funds are typically valued pursuant to prices supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager, at its discretion, may override a price supplied by a primary source by using a price provided by another source if such action is deemed appropriate. The prices provided by such primary pricing sources may differ from the value that would be realized if the securities were sold and the differences could be material.

Certain securities held by the Fund or the underlying funds are valued on the basis of a price provided by a single source. The prices provided may differ from the value that would be realized if the securities were sold and the differences could be material.  As of May 31, 2008, the total value of these securities represented 7.02% of net assets.

The Fund indirectly invests through underlying funds in securities with contractual cash flow, such as asset-backed securities, collateralized mortgage obligations and commercial mortgage backed securities, including securities backed by subprime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate values, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the securities’ market values and changes in interest rates.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that may not be active or for which all significant inputs are observable, either directly or indirectly (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2008 in valuing the Fund’s investments carried at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$1,068,733,394	$—
Level 2 - Other Significant Observable Inputs	58,533,662	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$1,127,267,056	$—

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$—	$—
Level 2 - Other Significant Observable Inputs	—	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$—	$—

The Fund held no investments or other financial instruments during the period from March 1, 2008 through May 31, 2008, whose fair value was determined using level 3 inputs.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Taiwan Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2008 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 98.3%

	Taiwan — 98.3%
6,337	Altek Corp	10,379
9,000	Arima Computer Corp *	1,500
2,705,452	Asustek Computer Inc	7,809,352
4,287,000	AU Optronics Corp	8,218,005
964,000	Cathay Financial Holding Co Ltd	2,466,127
4,880,280	Chi Mei Optoelectronics Corp	6,661,208
6,294,000	China Bills Finance Corp *	1,704,547
8,204,153	China Development Financial Holding Corp	3,496,817
4,530	China Motor Corp	3,556
7,208,290	China Steel Corp	12,331,530
6,777,000	Chinatrust Financial Holding Co Ltd *	6,917,301
7,000	Chunghwa Picture Tubes Ltd *	2,350
4,809,620	Chunghwa Telecom Co Ltd	11,959,140
5,405	Chunghwa Telecom Co Ltd ADR	133,882
3,036,375	Compal Electronics Inc	3,377,276
5,700	Continental Engineering Corp	4,189
557,728	D-Link Corp	926,261
438,000	Delta Electronics Inc	1,251,520
320,302	DFI Inc	781,323
1,308,723	Dimerco Express Taiwan Corp	1,654,479
6,570	Elite Semiconductor Memory Technology Inc	11,332
1,062,840	Far Eastern Department Stores Ltd	1,599,542
2,866,025	Far Eastern Textile Co Ltd	4,463,418
1,641,507	Far Eastone Telecommunications Co Ltd	2,851,520
3,522,000	First Financial Holding Co Ltd	4,179,656
3,013,169	Formosa Chemicals & Fibre Co	7,185,955
284,077	Formosa Petrochemical Corp	813,117
2,310,424	Formosa Plastics Corp	6,520,317
3,056,000	Fubon Financial Holding Co Ltd	3,642,181
2,000	Gigabyte Technology Co Ltd	1,752
376,340	Gloria Material Technology Corp	582,957
2,449,000	Hannstar Display Corp *	1,063,642
314,965	High Tech Computer Corp	8,392,264
3,024,553	Hon Hai Precision Industry Co Ltd	17,119,535
1,000	Hotai Motor Company Ltd	3,220
2,620	Innolux Display Corp	7,341
2,673,310	KGI Securities Co Ltd	2,128,641
25,093	Kinpo Electronics	8,381
1,300,555	Les Enphants Co Ltd	1,123,717
2,209,052	Lite-On Technology Corp	2,618,085
851,789	MediaTek Inc	10,653,120
5,793,000	Mega Financial Holdings Co Ltd	4,538,403
5,000	Mercuries & Associates Ltd	2,961
1,038	Micro-Star International Co Ltd	785
810	Mosel Vitelic Inc	704
4,200,000	Nan Ya Plastics Corp	9,741,107
1,000	Nien Hsing Textile Co Ltd	653
627,000	Novatek Microelectronics Corp Ltd	2,437,729
8,931	Oriental Union Chemical	11,031
17,000	Prodisc Technology Inc *	2,077
170	Promos Technologies Inc	41
10,000	Qisda Corp *	8,972
2,631	Quanta Computer Inc	4,158

Shares/ Par Value($)	Description	Value ($)
	Taiwan — continued
246,150	Richtek Technology Corp	2,311,704
14,802	Sampo Corp *	3,553
2,521	Shinkong Synthetic Fibers *	900
2,647,738	Siliconware Precision Industries Co	4,479,095
197	Sino American Silicon Products Inc	1,081
2,670	Systex Corp	2,728
5,324,889	Taiwan Cement Corp	8,934,751
576,000	Taiwan Fertilizer Co Ltd	2,787,009
1,748,539	Taiwan Mobile Co Ltd	3,244,707
11,056,471	Taiwan Semiconductor Manufacturing Co Ltd	24,179,130
85,118	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	974,601
3,108	Transcend Information Inc	9,709
7,607	Tsann Kuen Enterprises Co Ltd	11,091
2,192	TXC Corp	3,971
564,000	U-Ming Marine Transport Corp	1,824,253
1,131,000	Uni-President Enterprises Corp	1,601,034
853,900	Unimicron Technology Corp	1,173,524
16,000	USI Corp	10,846
1,296,209	Wan Hai Lines Ltd	1,156,432
5,277,620	Waterland Financial Holdings	1,651,370
1,384,000	Wintek Corp *	1,134,346
1,619,000	Wistron Corp	2,769,101
2,968,195	Ya Hsin Industrial Co Ltd * (a) (b)	976
13,379	Yang Ming Marine Transport	10,240
2,938	Yieh Phui Enterprise	1,500
5,898,000	Yuanta Financial Holding Co Ltd *	5,495,837
2,000	Yungtay Engineering Co Ltd	1,573
	Total Taiwan	225,204,118
	TOTAL COMMON STOCKS (COST $206,803,425)	225,204,118

	SHORT-TERM INVESTMENTS — 1.4%

3,100,000	Royal Bank of Canada Time Deposit, 2.13%, due 06/02/08	3,100,000
	TOTAL SHORT-TERM INVESTMENTS (COST $3,100,000)	3,100,000

	TOTAL INVESTMENTS — 99.7% (Cost $209,903,425)	228,304,118
	Other Assets and Liabilities (net) — 0.3%	785,953

	TOTAL NET ASSETS — 100.0%	$229,090,071

As of May 31, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

			Net Unrealized
Aggregate	Gross Unrealized	Gross Unrealized	Appreciation
Cost	Appreciation	(Depreciation)	(Depreciation)
$211,136,531	$29,934,150	$(12,766,563)	$17,167,587

Notes to Schedule of Investments:

ADR - American Depositary Receipt
*	Non income-producing security.
(a)	Bankrupt issuer.
(b)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material.  Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE.  As a result, foreign equity securities are generally valued using fair value prices supplied by a third party vendor based on models to the extent that these fair value prices are available.  As of May 31, 2008, 97.82% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that may not be active or for which all significant inputs are observable, either directly or indirectly (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2008 in valuing the Fund’s investments carried at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$4,208,483	$—
Level 2 – Other Significant Observable Inputs	224,094,659	—
Level 3 – Significant Unobservable Inputs	976	—
Total	$228,304,118	$—

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$—

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of March 1, 2008	$960	$—
Realized gain (loss)	—	—
Change in unrealized appreciation/depreciation	16	—
Net purchases (sales)	—	—
Net transfers in and/or out of Level 3	—	—
Balance as of May 31, 2008	$976	$—

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date.  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss.  Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss.  These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Schedule of Investments.  In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund.

Futures contracts

The Fund may purchase and sell futures contracts.  Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options

The Fund may write call and put options. Writing options increases the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder.  When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options which expire are treated as realized gains.  Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option.  In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option.  There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option.  Premiums paid for purchasing options which expire are treated as realized losses.  Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options.  Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Indexed securities

The Fund may invest in indexed securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic.  The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities.  Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

Swap agreements

The Fund may enter into swap agreements.  A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument.  Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.  Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts.  To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively.  Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate.  The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate.  Variance swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the annualized realized variance of returns on the underlying price and a fixed quantity, also known as the variance strike, over a period of time.  In connection with these agreements, cash or securities may be set aside as collateral by the Fund’s custodian or brokers in accordance with the terms of the swap agreement.  The Fund earns or pays interest on cash set aside as collateral.

Swaps are marked to market daily using models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss.  Payments received or made on swap contracts are recorded as realized gain or loss.  Gains or losses are realized upon early termination of the swap agreements.  These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material.  Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk.  Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov.

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2008 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 95.2%

	Australia — 3.8%
98,059	Australia and New Zealand Banking Group Ltd	2,035,047
127,516	BHP Billiton Ltd	5,361,236
74,204	BlueScope Steel Ltd	805,961
61,053	CSL Ltd	2,324,544
54,566	Newcrest Mining Ltd	1,661,679
20,217	Rio Tinto Ltd	2,669,299
146,634	Santos Ltd	2,959,817
443,032	Stockland	2,675,272
117,663	Suncorp-Metway Ltd	1,624,957
94,347	TABCORP Holdings Ltd	1,014,318
862,850	Telstra Corp Ltd	3,921,341
46,530	Westpac Banking Corp	1,035,585
136,403	Woodside Petroleum Ltd	8,492,483
141,450	Woolworths Ltd	3,751,850
	Total Australia	40,333,389

	Austria — 1.0%
87,050	OMV AG	7,165,714
36,992	Voestalpine AG	3,083,505
	Total Austria	10,249,219

	Belgium — 1.0%
6,470	Colruyt SA	1,639,100
139,868	Dexia	3,296,940
200,901	Fortis	4,914,532
19,465	UCB SA	784,736
	Total Belgium	10,635,308

	Brazil — 0.1%
5,300	Companhia Vale do Rio Doce	213,466
4,600	Petroleo Brasileiro SA (Petrobras)	162,336
5,350	Unibanco-Uniao de Bancos Brasileiros SA GDR	839,255
	Total Brazil	1,215,057

	Canada — 3.1%
13,000	Agrium Inc	1,135,145
37,764	Canadian Natural Resources	3,695,825
19,000	Canadian Pacific Railway Ltd	1,387,902
36,371	EnCana Corp	3,276,538
12,400	Magna International Inc Class A	873,965
49,900	National Bank of Canada	2,728,530
54,600	Potash Corp of Saskatchewan Inc	10,843,617
62,100	Research In Motion Ltd *	8,588,125
19,600	Sun Life Financial Inc	912,339
	Total Canada	33,441,986

	China — 0.3%
580	Baidu.com Inc Sponsored ADR *	200,135
252,000	Bank of China Ltd Class H	128,782
48,000	Bank of Communications Co Ltd	63,054
30,000	China Communications Construction Co Ltd Class H	66,145

Shares	Description	Value ($)
	China — continued
156,000	China Construction Bank Class H	139,280
16,000	China Merchants Bank Co Ltd Class H	57,305
16,000	China Mobile Ltd	235,393
118,000	China Petroleum & Chemical Corp Class H	119,188
96,000	China Shipping Development Co Ltd Class H	326,536
180,000	China Telecom Corp Ltd Class H	130,781
76,000	CNOOC Ltd	134,564
552,000	Denway Motors Ltd	258,759
288,000	Industrial and Commercial Bank of China Ltd Class H	215,715
178,000	PetroChina Co Ltd Class H	253,804
52,000	Shanghai Industrial Holdings Ltd	192,616
1,660	Suntech Power Holdings Co Ltd ADR *	70,616
198,000	Yanzhou Coal Mining Co Ltd Class H	431,647
	Total China	3,024,320

	Denmark — 0.6%
52,150	Novo-Nordisk A/S Class B	3,391,171
24,200	Vestas Wind Systems A/S *	3,326,801
	Total Denmark	6,717,972

	Finland — 3.2%
40,242	Fortum Oyj	1,947,463
721,856	Nokia Oyj	20,577,457
45,891	Outokumpu Oyj	2,055,531
58,040	Rautaruukki Oyj	3,090,028
208,062	Sampo Oyj Class A	6,026,182
21,506	Tietoenator Oyj	477,037
	Total Finland	34,173,698

	France — 12.0%
8,861	Air Liquide SA	1,302,607
21,346	Alstom	5,378,742
120,012	Arcelor Mittal	11,881,468
101,868	BNP Paribas	10,506,285
4,173	Bongrain SA	389,803
33,710	Casino Guichard-Perrachon SA	4,270,206
5,024	Chargeurs International SA	109,486
24,309	Cie de Saint-Gobain	1,961,990
21,836	Essilor International SA	1,372,847
2,228	Esso SAF	562,538
200,701	France Telecom SA	6,106,989
14,819	Hermes International	2,449,113
10,797	L’Oreal SA	1,313,406
4,045	NYSE Euronext	259,984
61,308	Peugeot SA	3,814,253
32,709	Renault SA	3,358,279
358,946	Sanofi-Aventis	26,762,211
28,128	Societe Generale	2,922,608
5,690	Societe Generale NV (New Shares) *	582,476
47,411	Suez SA	3,530,248
16,784	Suez SA Class B	1,249,751
16,784	Suez SA VVPR Strip *	261

Shares	Description	Value ($)
	France — continued
693	Total Gabon	537,823
432,301	Total SA	37,677,119
	Total France	128,300,493

	Germany — 7.5%
41,494	Adidas AG	2,922,954
41,434	BASF AG	6,199,673
33,275	Bayer AG	2,950,442
62,482	Bayerische Motoren Werke AG	3,680,272
31,966	Daimler AG (Registered)	2,430,165
38,810	Deutsche Boerse AG	5,571,133
50,258	Deutsche Post AG (Registered)	1,594,381
47,768	E.ON AG	10,134,910
11,135	Hannover Rueckversicherungs AG (Registered)	612,662
7,056	K&S AG	3,307,369
19,612	Linde AG	2,935,075
36,448	MAN AG	5,676,431
10,897	Muenchener Rueckversicherungs AG (Registered)	2,043,263
9,262	RWE AG	1,196,145
38,020	Salzgitter AG	7,469,975
89,391	SAP AG	4,939,768
9,520	SGL Carbon AG *	703,954
29,661	Suedzucker AG	668,329
89,866	ThyssenKrupp AG	6,054,108
33,662	Volkswagen AG	9,260,176
	Total Germany	80,351,185

	Hong Kong — 1.7%
529,500	BOC Hong Kong Holdings Ltd	1,355,440
978,400	CLP Holdings Ltd	8,839,714
78,000	Hang Lung Group Ltd	402,067
808,000	Hong Kong Electric Holdings Ltd	4,879,796
57,000	Hong Kong Exchanges and Clearing Ltd	981,288
119,000	Sun Hung Kai Properties Ltd	1,916,464
	Total Hong Kong	18,374,769

	Hungary — 0.1%
1,680	MOL Magyar Olaj es Gazipari Nyrt (New Shares) *	252,912
7,420	OTP Bank Nyrt *	334,591
	Total Hungary	587,503

	India — 0.0%
2,400	Bajaj Auto Ltd *	57,600
2,400	Bajaj Financial Service Ltd	57,600
500	Reliance Industries Ltd Sponsored GDR 144A	57,000
	Total India	172,200

	Indonesia — 0.0%
374,500	Bumi Resources Tbk PT	323,733

	Ireland — 0.4%
100,699	CRH Plc	3,705,302

Shares	Description	Value ($)
	Israel — 0.0%
2,570	Teva Pharmaceutical Industries Ltd Sponsored ADR	117,526

	Italy — 3.0%
145,552	Enel SPA	1,636,704
745,351	ENI SPA	30,410,792
	Total Italy	32,047,496

	Japan — 20.0%
44,200	Aisin Seiki Co Ltd	1,548,384
28,600	Astellas Pharma Inc	1,210,703
43,900	Canon Inc	2,375,412
341,000	Cosmo Oil Co Ltd	1,355,276
52,150	Daiei Inc *	384,501
149,041	Daiichi Sankyo Co Ltd	4,206,886
70,700	Daikin Industries Ltd	3,649,981
216	DeNa Co Ltd	1,521,984
63,700	Eisai Co Ltd	2,309,061
27,600	Fanuc Ltd	3,001,846
33,600	Fast Retailing Co Ltd	2,909,245
373,000	Fuji Heavy Industries Ltd	1,748,766
189,000	Hitachi Ltd	1,361,341
377,400	Honda Motor Co Ltd	12,535,643
22,600	Hosiden Corp	486,377
47,900	Hoya Corp	1,332,587
244	INPEX Holdings Inc	3,075,415
97,000	Isuzu Motors Ltd	523,075
657,000	Itochu Corp	7,608,091
46,100	JFE Holdings Inc	2,605,870
85,000	Kamigumi Co Ltd	674,510
170,000	Kao Corp	4,437,079
265,000	Kawasaki Kisen Kaisha Ltd	2,931,515
6,900	Keyence Corp	1,648,898
56,000	Kirin Holdings Co Ltd	927,032
112,400	Komatsu Ltd	3,564,009
36,000	Kyudenko Corp	222,893
62,900	Kyushu Electric Power Co Inc	1,336,561
736,000	Marubeni Corp	6,571,512
181,000	Matsushita Electric Industrial Co Ltd	4,110,510
383,000	Mazda Motor Corp	1,999,722
287,500	Mitsubishi Corp	9,935,036
235,000	Mitsui & Co	5,764,708
329,000	Mitsui OSK Lines Ltd	4,970,255
192,718	Mitsui Trust Holding Inc	1,372,307
30,700	Murata Manufacturing Co Ltd	1,615,360
47,000	Nagase & Co	563,161
62,000	Nikon Corp	1,976,522
27,500	Nintendo Co Ltd	15,146,926
26,000	Nippon Corp	142,507
58,000	Nippon Denko Co Ltd	698,660
201,500	Nippon Mining Holdings Inc	1,264,447
533,000	Nippon Oil Corp	3,857,714
226,000	Nippon Steel Corp	1,412,741
904	Nippon Telegraph & Telephone Corp	4,384,453

Shares	Description	Value ($)
	Japan — continued
69,500	Nippon Yakin Koguo Co Ltd	500,256
411,000	Nippon Yusen KK	4,182,511
796,100	Nissan Motor Co	7,072,135
48,000	Nisshinbo Industries Inc	621,478
25,800	Nitto Denko Corp	1,227,180
3,437	NTT Docomo Inc	5,484,765
30,200	Ono Pharmaceutical Co Ltd	1,745,156
455,000	Osaka Gas Co Ltd	1,653,397
1,958	Resona Holdings Inc	3,420,936
117,400	Ricoh Company Ltd	2,161,921
8,700	Ryohin Keikaku Co Ltd	514,249
7,600	Ryosan Co	173,801
20,200	Sankyo Co Ltd Gunma	1,293,517
32,800	Secom Co	1,592,976
86,200	Sega Sammy Holdings Inc	886,384
293,700	Seven & I Holdings Co Ltd	8,576,067
132,000	Sharp Corp	2,304,896
74,000	Shin-Etsu Chemical Co Ltd	4,663,916
29,000	Shiseido Co Ltd	711,252
966,700	Sojitz Corp	3,689,070
93,200	SUMCO Corp	2,390,092
74,000	Taisho Pharmaceutical Co Ltd	1,385,498
196,500	Takeda Pharmaceutical Co Ltd	11,391,375
62,740	Takefuji Corp	1,190,232
42,300	Terumo Corp	2,106,444
108,000	TonenGeneral Sekiyu KK	1,030,239
31,000	Trend Micro Inc	1,085,860
59,000	UNY Co Ltd	620,079
6,051	Yahoo Japan Corp	2,604,386
	Total Japan	213,559,550

	Malaysia — 0.0%
127,700	Genting Berhad	242,275

	Mexico — 0.0%
1,950	America Movil SAB de CV Class L ADR	116,552

	Netherlands — 3.9%
495,995	Aegon NV	7,567,052
16,246	Boskalis Westminster	985,873
2,671	Gamma Holdings NV	182,082
120,207	Heineken NV	7,058,620
493,931	ING Groep NV	18,860,731
80,763	Koninklijke Ahold NV	1,207,732
45,860	Koninklijke DSM	2,809,233
125,180	Reed Elsevier NV	2,336,031
	Total Netherlands	41,007,354

	Norway — 0.7%
21,304	Frontline Ltd	1,323,104
4,260	Independent Tankers Corp Ltd *	7,095
62,351	Norsk Hydro ASA	990,038

Shares	Description	Value ($)
	Norway — continued
125,424	StatoilHydro ASA	4,894,045
	Total Norway	7,214,282

	Philippines — 0.0%
3,140	Philippine Long Distance Telephone Co	188,023
956,200	PNOC Energy Development Corp	122,509
	Total Philippines	310,532

	Russia — 0.7%
25,800	JSC Mining & Smelting Co ADR	754,650
18,600	Lukoil Sponsored ADR	2,062,102
10,910	Mobile Telesystems Sponsored ADR	955,716
20,600	OAO Gazprom Sponsored GDR *	1,244,240
3,600	OAO Tatneft Sponsored GDR (Registered Shares)	569,700
35,790	Sberbank RF	129,546
49,750	Surgutneftegaz Sponsored ADR	605,955
9,520	Tatneft	76,412
14,840	Vimpel-Communications Sponsored ADR	523,407
	Total Russia	6,921,728

	Singapore — 1.7%
161,500	Fraser & Neave Ltd	586,277
389,000	Oversea-Chinese Banking Corp	2,477,566
693,000	SembCorp Marine Ltd	2,347,410
123,000	Singapore Exchange Ltd	727,331
3,130,670	Singapore Telecommunications	8,770,613
200,000	United Overseas Bank Ltd	2,961,889
	Total Singapore	17,871,086

	South Africa — 0.1%
110,096	FirstRand Ltd	212,438
3,800	MTN Group Ltd	75,978
14,242	Nedbank Group Ltd	186,422
11,600	Remgro Ltd	320,099
75,600	Sanlam Ltd	191,471
1,300	Sasol Ltd	81,392
83,800	Steinhoff International Holdings Ltd	215,385
	Total South Africa	1,283,185

	South Korea — 0.5%
190	DC Chemical Co Ltd	72,539
5,880	Dongkuk Steel Mill Co Ltd	267,690
8,928	Hana Financial Group Inc	372,852
4,260	Hynix Semiconductor Inc *	128,269
320	Hyundai Heavy Industries	116,657
11,400	Hyundai Motor Co	929,943
7,840	Kookmin Bank	488,318
1,900	KT Corp	85,352
9,350	KT Corp ADR	211,404
3,550	KT&G Corp	308,157
6,520	LG Corp	509,875
2,620	LG Display Co Ltd	115,639

Shares	Description	Value ($)
	South Korea — continued
840	LG Electronics Inc	116,705
230	POSCO	125,709
1,680	Samsung C&T Corp	112,131
1,698	Samsung Electronics Co Ltd	1,222,250
2,070	Shinhan Financial Group Co Ltd	103,737
	Total South Korea	5,287,227

	Spain — 1.8%
118,776	Iberdrola SA	1,710,820
153,884	Repsol YPF SA	6,363,027
389,021	Telefonica SA	11,155,041
	Total Spain	19,228,888

	Sweden — 1.0%
64,400	Hennes & Mauritz AB Class B	3,563,415
149,158	Investor AB Class B	3,714,242
70,400	SKF AB Class B	1,321,196
33,900	Svenska Handelsbanken AB Class A	944,753
62,900	Tele2 AB Class B	1,345,912
	Total Sweden	10,889,518

	Switzerland — 6.1%
231,683	ABB Ltd *	7,526,180
6,497	Bobst Group AG (Registered)	531,842
41,645	CIE Financiere Richemont SA Class A	2,595,671
32,266	Nestle SA (Registered)	15,870,194
495,598	Novartis AG (Registered)	26,025,493
29,407	Roche Holding AG (Non Voting)	5,072,712
4,360	Swatch Group AG	1,221,024
13,695	Swiss Reinsurance Co (Registered)	1,064,435
13,147	Syngenta AG (Registered)	4,024,534
10,585	Synthes Inc	1,488,681
	Total Switzerland	65,420,766

	Taiwan — 0.5%
63,000	AU Optronics Corp	120,768
44,000	Cathay Financial Holding Co Ltd	112,562
419,841	China Steel Corp	718,240
159,440	Chunghwa Telecom Co Ltd	396,448
283,383	Compal Electronics Inc	315,199
198,247	Far Eastern Textile Co Ltd	308,741
119,173	Far Eastone Telecommunications Co Ltd	207,020
197,930	Formosa Chemicals & Fibre Co	472,033
29,558	High Tech Computer Corp	787,575
21,000	Hon Hai Precision Industry Co Ltd	118,864
128,694	Lite-On Technology Corp	152,523
27,260	MediaTek Inc	340,934
334,000	Mega Financial Holdings Co Ltd	261,665
213,080	Nan Ya Plastics Corp	494,199
157,290	Quanta Computer Inc	248,602
321,390	Taishin Financial Holdings Co Ltd *	150,235
55,000	Taiwan Semiconductor Manufacturing Co Ltd	120,278

Shares	Description	Value ($)
	Taiwan — continued
65,000	U-Ming Marine Transport Corp	210,242
	Total Taiwan	5,536,128

	Thailand — 0.3%
66,720	Bangkok Bank Pcl NVDR	272,906
22,000	Bangkok Dusit Medical Service Pcl (Foreign Registered)	26,561
970,260	IRPC Pcl (Foreign Registered)	149,159
75,950	Kasikornbank Pcl (Foreign Registered) (a)	198,507
77,070	Kasikornbank Pcl NVDR	201,434
472,060	Krung Thai Bank Pcl (Foreign Registered)	129,193
72,180	PTT Exploration & Production Pcl (Foreign Registered)	414,943
67,780	PTT Pcl (Foreign Registered)	700,042
36,630	Siam Cement Pcl NVDR	227,512
126,200	Siam Commercial Bank Pcl (Foreign Registered)	349,234
120,380	Thai Oil Pcl (Foreign Registered)	236,884
	Total Thailand	2,906,375

	Turkey — 0.1%
13,920	Tupras-Turkiye Petrol Rafineriler AS	348,978
123,780	Turkiye Garanti Bankasi *	567,623
90,470	Turkiye IS Bankasi Class C	373,660
61,060	Turkiye Vakiflar Bankasi TAO Class D	105,096
	Total Turkey	1,395,357

	United Kingdom — 20.0%
176,467	3i Group Plc	3,097,202
396,165	AstraZeneca Plc	17,293,278
135,201	BAE Systems Plc	1,215,098
630,822	Barclays Plc	4,684,858
140,609	Barratt Developments Plc	509,464
604,909	BG Group Plc	15,213,882
152,554	BHP Billiton Plc	5,803,549
117,967	British American Tobacco Plc	4,414,675
110,305	Cadbury Plc	1,474,831
183,121	Diageo Plc	3,581,375
555,846	DSG International Plc	641,376
1,973,800	GlaxoSmithKline Plc	43,713,078
318,809	HBOS Plc	2,528,262
267,792	Home Retail Group	1,243,791
110,912	Imperial Tobacco Group Plc	4,450,071
92,250	Next Plc	2,116,088
467,609	Old Mutual Plc	1,084,218
51,139	Reckitt Benckiser Group Plc	3,013,996
79,164	Reed Elsevier Plc	996,989
201,330	Rio Tinto Plc	24,215,145
1,759,219	Royal Bank of Scotland Group	7,973,307
212,792	Royal Dutch Shell Group Class A (Amsterdam)	9,085,268
240,884	Royal Dutch Shell Plc A Shares (London)	10,277,082
88,893	Royal Dutch Shell Plc B Shares (London)	3,713,752
91,642	Scottish & Southern Energy Plc	2,673,682
399,897	Signet Group Plc	491,374
148,555	Smith & Nephew Plc	1,596,105

Shares/ Par Value($)	Description	Value ($)
	United Kingdom — continued
389,503	Taylor Woodrow Plc	657,143
241,841	Tesco Plc	1,986,626
48,802	Unilever Plc	1,615,861
9,496,477	Vodafone Group Inc	30,493,557
2	Whitbread Plc	51
62,279	Wolseley Plc	679,008
20,110	Xstrata Plc	1,591,281
	Total United Kingdom	214,125,323
	TOTAL COMMON STOCKS (COST $789,618,093)	1,017,087,282

	PREFERRED STOCKS — 1.6%

	Brazil — 0.8%
30,743	Banco Bradesco SA 0.03%	742,822
15,700	Banco Itau Holding Financeira SA 0.29%	487,072
19,920	Companhia Energetica de Minas Gerais 2.33%	465,759
14,792	Companhia Paranaense de Energia Class B 0.88%	270,831
19,400	Companhia Vale do Rio Doce Class A 0.36%	648,376
7,250	Gerdau Metalurgica SA 1.78%	503,644
15,300	Gerdau SA 1.45%	770,221
90,848	Petroleo Brasileiro SA (Petrobras) 0.05%	2,736,890
25,200	Sadia SA 0.28%	213,809
25,420	Tele Norte Leste Participacoes ADR 0.48%	657,870
15,150	Usinas Siderrurgicas de Minas Gerais SA Class A 0.72%	815,017
	Total Brazil	8,312,311

	Germany — 0.8%
14,175	Porsche AG (Non Voting) 0.58%	2,634,140
20,411	Villeroy & Boch AG (Non Voting) 4.66%	286,545
40,841	Volkswagen AG 1.91%	6,198,513
	Total Germany	9,119,198
	TOTAL PREFERRED STOCKS (COST $5,900,676)	17,431,509

	SHORT-TERM INVESTMENTS — 0.3%

3,400,000	Bank of Montreal Time Deposit, 2.25%, due 06/02/08	3,400,000
	TOTAL SHORT-TERM INVESTMENTS (COST $3,400,000)	3,400,000

	TOTAL INVESTMENTS — 97.1% (Cost $798,918,769)	1,037,918,791

	Other Assets and Liabilities (net) — 2.9%	30,754,550

	TOTAL NET ASSETS — 100.0%	$1,068,673,341

As of May 31, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

			Net Unrealized
Aggregate	Gross Unrealized	Gross Unrealized	Appreciation
Cost	Appreciation	(Depreciation)	(Depreciation)
$799,448,365	$271,750,507	$(33,280,081)	$238,470,426

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR - American Depositary Receipt
Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.
GDR - Global Depository Receipt
NVDR - Non-Voting Depository Receipt
* Non income-producing security.
(a) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material.  Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE.  As a result, foreign equity securities are generally valued using fair value prices supplied by a third party vendor based on models to the extent that these fair value prices are available.  As of May 31, 2008, 91.85% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that may not be active or for which all significant inputs are observable, either directly or indirectly (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2008 in valuing the Fund’s investments carried at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$61,379,718	$31,389,994
Level 2 – Other Significant Observable Inputs	976,340,566	—
Level 3 – Significant Unobservable Inputs	198,507	—
Total	$1,037,918,791	$31,389,994

*Other financial instruments include foreign currency.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$—	$—

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of March 1, 2008	$—	$—
Realized gain (loss)	44,446	—
Change in unrealized appreciation/depreciation	(86,272)	—
Net purchases (sales)	(49,563)	—
Net transfers in and/or out of Level 3	289,896	—
Balance as of May 31, 2008	$198,507	$—

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date.  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss.  Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss.  These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Schedule of Investments.  In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund.

Futures contracts

The Fund may purchase and sell futures contracts.  Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options

The Fund may write call and put options. Writing options increases the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder.  When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options which expire are treated as realized gains.  Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option.  In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option.  There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option.  Premiums paid for purchasing options which expire are treated as realized losses.  Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options.  Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Indexed securities

The Fund may invest in indexed securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic.  The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities.  Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

Swap agreements

The Fund may enter into swap agreements.  A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument.  Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.  Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts.  To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively.  Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate.  The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate.  Variance swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the annualized realized variance of returns on the underlying price and a fixed quantity, also known as the variance strike, over a period of time.  In connection with these agreements, cash or securities may be set aside as collateral by the Fund’s custodian or brokers in accordance with the terms of the swap agreement.  The Fund earns or pays interest on cash set aside as collateral.

Swaps are marked to market daily using models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss.  Payments received or made on swap contracts are recorded as realized gain or loss.  Gains or losses are realized upon early termination of the swap agreements.  These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material.  Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk.  Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2008 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 98.0%

	Consumer Discretionary — 6.8%
1,900	Abercrombie & Fitch Co.-Class A	137,940
500	Advance Auto Parts, Inc.	20,150
4,600	Amazon.com, Inc. *	375,452
750	American Eagle Outfitters, Inc.	13,665
7,300	Apollo Group, Inc.-Class A *	348,867
3,900	AutoNation, Inc. *	61,581
1,100	AutoZone, Inc. *	139,216
4,900	Bed Bath & Beyond, Inc. *	156,114
1,400	Best Buy Co., Inc.	65,366
600	BorgWarner, Inc.	31,026
2,300	Coach, Inc. *	83,490
2,600	Discovery Holding Co.-Class A *	68,094
1,100	Expedia, Inc. *	26,675
1,900	Family Dollar Stores, Inc.	40,660
23,369	Ford Motor Co. *	158,909
1,500	GameStop Corp.-Class A *	74,400
5,200	Gannett Co., Inc.	149,812
2,200	Gap (The), Inc.	40,150
3,000	General Motors Corp.	51,300
400	Goodyear Tire & Rubber Co. (The) *	10,164
2,300	Harley-Davidson, Inc.	95,611
60,600	Home Depot, Inc.	1,658,016
1,600	ITT Educational Services, Inc. *	116,208
5,200	Johnson Controls, Inc.	177,112
4,700	Kohl’s Corp. *	210,560
600	Liberty Global, Inc.-Class A *	21,510
2,800	Liberty Media Corp. - Entertainment-Class A *	75,600
28,800	Lowe’s Cos., Inc.	691,200
2,200	McDonald’s Corp.	130,504
500	McGraw-Hill Cos. (The), Inc.	20,745
300	Mohawk Industries, Inc. *	22,524
1,900	Nike, Inc.-Class B	129,903
8,200	Staples, Inc.	192,290
6,800	Target Corp.	362,848
600	Tiffany & Co.	29,418
1,000	TJX Cos. (The), Inc.	32,060
1,400	Toll Brothers, Inc. *	29,498
700	VF Corp.	52,990
200	Wynn Resorts Ltd.	20,006
	Total Consumer Discretionary	6,121,634

	Consumer Staples — 16.6%
29,300	Altria Group, Inc.	652,218
4,600	Anheuser-Busch Cos., Inc.	264,316
2,900	Archer-Daniels-Midland Co.	115,130
2,000	Avon Products, Inc.	78,120
55,700	Coca-Cola Co. (The)	3,189,382
1,700	Coca-Cola Enterprises, Inc.	34,238
5,500	Colgate-Palmolive Co.	408,980
2,300	Costco Wholesale Corp.	164,036
1,000	CVS Caremark Corp.	42,790
1,500	Energizer Holdings, Inc. *	122,385
1,100	Estee Lauder Cos. (The), Inc.-Class A	52,360
600	Kellogg Co.	31,086
4,500	Kimberly-Clark Corp.	287,100

3,437	Kraft Foods, Inc.	111,634
2,000	Kroger Co. (The)	55,280
500	Pepsi Bottling Group (The), Inc.	16,210
700	PepsiAmericas, Inc.	17,059
33,600	PepsiCo, Inc.	2,294,880
20,800	Philip Morris International, Inc. *	1,095,328
25,400	Procter & Gamble Co. (The)	1,677,670
900	Safeway, Inc.	28,683
1,757	Supervalu, Inc.	61,618
2,600	Tyson Foods, Inc.-Class A	48,984
1,200	UST, Inc.	66,276
13,600	Walgreen Co.	489,872
61,600	Wal-Mart Stores, Inc.	3,556,784
1,300	WM Wrigley Jr. Co.	100,269
	Total Consumer Staples	15,062,688

	Energy — 19.5%
5,000	Anadarko Petroleum Corp.	374,850
5,000	Apache Corp.	670,300
500	Baker Hughes, Inc.	44,310
3,100	Cameron International Corp. *	165,013
800	Chesapeake Energy Corp.	43,816
41,200	Chevron Corp.	4,084,980
15,674	ConocoPhillips	1,459,249
1,800	Denbury Resources, Inc. *	61,128
2,000	Devon Energy Corp.	231,880
1,300	Diamond Offshore Drilling, Inc.	177,372
600	EOG Resources, Inc.	77,178
60,600	Exxon Mobil Corp.	5,378,856
1,500	FMC Technologies, Inc. *	107,775
300	Forest Oil Corp. *	20,025
2,500	Halliburton Co.	121,450
2,100	Hess Corp.	257,901
2,300	Murphy Oil Corp.	213,095
1,600	Noble Corp.	101,024
200	Noble Energy, Inc.	19,490
14,400	Occidental Petroleum Corp.	1,323,792
300	Range Resources Corp.	19,728
500	Rowan Cos., Inc.	22,075
11,100	Schlumberger Ltd.	1,122,543
2,500	Smith International, Inc.	197,300
400	Southwestern Energy Co. *	17,736
1,300	Sunoco, Inc.	57,811
3,689	Transocean, Inc. *	554,051
8,500	Valero Energy Corp.	432,140
5,000	Weatherford International Ltd. *	228,150
400	XTO Energy, Inc.	25,448
	Total Energy	17,610,466

	Financials — 6.4%
2,800	ACE Ltd.	168,196
5,700	Aflac, Inc.	382,641
14,300	Allstate Corp. (The)	728,442
15,400	American International Group, Inc.	554,400
2,600	AON Corp.	122,694
300	Assurant, Inc.	20,409
21,908	Bank of America Corp.	745,091
3,300	BB&T Corp.	103,851
400	BlackRock, Inc.	89,996
1,100	Charles Schwab Corp. (The)	24,398

5,200	Chubb Corp.	279,552
49,000	Citigroup, Inc.	1,072,610
1,600	Comerica, Inc.	59,488
500	Eaton Vance Corp.	21,275
800	Fifth Third Bancorp	14,960
1,000	First American Corp.	33,570
100	Goldman Sachs Group, Inc.	17,641
1,700	Hartford Financial Services Group (The), Inc.	120,819
1,900	Hudson City Bancorp, Inc.	33,820
600	Janus Capital Group, Inc.	17,400
2,900	Leucadia National Corp.	157,470
1,687	Old Republic International Corp.	25,389
5,500	Progressive Corp. (The)	110,330
400	Safeco Corp.	26,800
500	SEI Investment Co.	12,060
400	State Street Corp.	28,808
300	T. Rowe Price Group, Inc.	17,376
1,700	Torchmark Corp.	107,797
8,500	Travelers Cos. (The), Inc.	423,385
400	UnionBanCal Corp.	20,024
3,500	Unum Group	84,280
3,700	US Bancorp	122,803
550	W.R. Berkley Corp.	14,899
	Total Financials	5,762,674

	Health Care — 21.6%
9,800	Abbott Laboratories	552,230
700	Aetna, Inc.	33,012
4,700	AmerisourceBergen Corp.	194,251
5,200	Amgen, Inc. *	228,956
200	Bard (C.R.), Inc.	18,240
200	Becton, Dickinson & Co.	16,890
4,800	Biogen Idec, Inc. *	301,200
900	Bristol-Myers Squibb Co.	20,511
4,300	Cardinal Health, Inc.	243,122
1,200	Cigna Corp.	48,720
600	Covance, Inc. *	49,188
7,200	Coventry Health Care, Inc. *	331,416
700	DENTSPLY International, Inc.	28,378
14,300	Eli Lilly & Co.	688,402
14,500	Express Scripts, Inc. *	1,045,595
6,300	Forest Laboratories, Inc. *	226,233
500	Genzyme Corp. *	34,230
6,400	Gilead Sciences, Inc. *	354,048
800	Intuitive Surgical, Inc. *	234,872
1,000	Invitrogen Corp. *	45,960
52,100	Johnson & Johnson	3,477,154
9,000	McKesson Corp.	518,850
8,926	Medco Health Solutions, Inc. *	432,465
8,800	Medtronic, Inc.	445,896
48,700	Merck & Co., Inc.	1,897,352
1,000	Patterson Cos., Inc. *	34,010
165,430	Pfizer, Inc.	3,202,725
1,400	Quest Diagnostics, Inc.	70,574
600	Schering-Plough Corp.	12,240
7,600	Stryker Corp.	490,580
70,921	UnitedHealth Group, Inc.	2,426,207
400	Waters Corp. *	24,608
9,000	WellPoint, Inc. *	502,380
6,300	Wyeth	280,161
14,200	Zimmer Holdings, Inc. *	1,033,760
	Total Health Care	19,544,416

	Industrials — 7.4%
15,600	3M Co.	1,209,936
2,900	Caterpillar, Inc.	239,656
400	CH Robinson Worldwide, Inc.	25,800
400	Copart, Inc. *	18,000
900	CSX Corp.	62,154
5,600	Danaher Corp.	437,808
7,400	Deere & Co.	601,916
200	Eaton Corp.	19,336
1,600	Emerson Electric Co.	93,088
800	Fastenal Co.	39,552
100	FedEx Corp.	9,171
600	Flowserve Corp.	83,112
1,800	Fluor Corp.	335,790
3,600	General Dynamics Corp.	331,740
4,800	General Electric Co.	147,456
1,400	Goodrich Corp.	90,734
300	Harsco Corp.	18,996
3,100	Honeywell International, Inc.	184,822
900	Illinois Tool Works, Inc.	48,330
1,800	Ingersoll-Rand	79,272
600	ITT Industries, Inc.	39,600
2,300	Jacobs Engineering Group, Inc. *	217,994
2,700	L-3 Communications Holdings, Inc.	289,953
400	Manpower, Inc.	25,200
500	Masco Corp.	9,270
600	Northrop Grumman Corp.	45,276
400	Oshkosh Corp.	16,164
4,125	Paccar, Inc.	220,234
300	Pall Corp.	12,243
2,700	Parker-Hannifin Corp.	228,609
1,000	Precision Castparts Corp.	120,800
800	Raytheon Co.	51,088
900	Rockwell Collins, Inc.	55,233
300	SPX Corp.	39,864
500	Stericycle, Inc. *	29,150
2,700	Textron, Inc.	168,885
2,500	Tyco International Ltd.	112,975
800	Union Pacific Corp.	65,848
2,800	United Parcel Service, Inc.-Class B	198,856
8,600	United Technologies Corp.	610,944
400	W.W. Grainger, Inc.	36,504
	Total Industrials	6,671,359

	Information Technology — 15.5%
400	Affiliated Computer Services, Inc.-Class A *	21,680
7,800	Apple, Inc. *	1,472,250
400	Autodesk, Inc. *	16,464
1,700	Cadence Design Systems, Inc. *	19,754
63,800	Cisco Systems, Inc. *	1,704,736
1,600	Citrix Systems, Inc. *	54,768
500	Cognizant Technology Solutions Corp.-Class A *	17,640
3,500	Corning, Inc.	95,690
1,000	Cypress Semiconductor Corp. *	27,880
24,200	Dell, Inc. *	558,052
23,661	eBay, Inc. *	710,067
17,300	EMC Corp. *	301,712
4,700	Fiserv, Inc. *	246,092

900	FLIR Systems, Inc. *	35,478
1,900	Google, Inc.-Class A *	1,113,020
3,300	Hewlett-Packard Co.	155,298
22,900	Intel Corp.	530,822
5,600	International Business Machines Corp.	724,808
600	Intersil Corp.-Class A	16,722
600	Intuit, Inc. *	17,376
2,800	Juniper Networks, Inc. *	77,056
100	MasterCard, Inc.-Class A	30,865
400	McAfee, Inc. *	14,500
105,900	Microsoft Corp.	2,999,088
800	National Semiconductor Corp.	16,840
1,000	NCR Corp. *	26,460
49,500	Oracle Corp. *	1,130,580
33,600	Qualcomm, Inc.	1,630,944
600	Texas Instruments, Inc.	19,488
1,600	Total System Services, Inc.	39,232
500	Trimble Navigation Ltd. *	19,920
2,000	VeriSign, Inc. *	80,080
3,000	Western Digital Corp. *	112,590
	Total Information Technology	14,037,952

	Materials — 2.3%
1,300	Air Products & Chemicals, Inc.	132,496
1,200	Alcoa, Inc.	48,708
1,300	Celanese Corp.-Class A	63,310
500	FMC Corp.	36,990
700	Lubrizol Corp.	39,270
200	Martin Marietta Materials, Inc.	23,338
9,000	Monsanto Co.	1,146,600
700	Mosaic Co. (The) *	87,724
400	Nucor Corp.	29,920
2,600	Owens-IIlinois, Inc. *	148,772
2,600	Praxair, Inc.	247,156
400	Reliance Steel & Aluminum Co.	27,188
300	Sigma-Aldrich Corp.	17,628
1,500	Temple-Inland, Inc.	21,855
	Total Materials	2,070,955

	Telecommunication Services — 1.7%
12,063	AT&T, Inc.	481,314
27,042	Verizon Communications, Inc.	1,040,306
	Total Telecommunication Services	1,521,620

	Utilities — 0.2%
1,100	NRG Energy, Inc. *	45,749
800	PPL Corp.	41,048
1,600	Public Service Enterprise Group, Inc.	70,816
2,200	Reliant Energy, Inc. *	56,232
	Total Utilities	213,845

	TOTAL COMMON STOCKS (COST $84,307,404)	88,617,609

Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 1.8%

	Money Market Funds — 1.8%
1,663,359	State Street Institutional Treasury Money Market Fund-Institutional Class	1,663,359

	TOTAL SHORT-TERM INVESTMENTS (COST $1,663,359)	1,663,359

	TOTAL INVESTMENTS — 99.8%
	(Cost $85,970,763)	90,280,968

	Other Assets and Liabilities (net) — 0.2%	146,633

	TOTAL NET ASSETS — 100.0%	$90,427,601

As of May 31, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$85,970,763	$9,953,663	$(5,643,458)	$4,310,205

Notes to Schedule of Investments:

*               Non-income producing security.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that may not be active or for which all significant inputs are observable, either directly or indirectly (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

 Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2008 in valuing the Fund’s investments carried at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$88,617,609	$—
Level 2 - Other Significant Observable Inputs	1,663,359	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$90,280,968	$—

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$—	$—
Level 2 - Other Significant Observable Inputs	—	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$—	$—

The Fund held no investments or other financial instruments during the period from March 1, 2008 through May 31, 2008, whose fair value was determined using level 3 inputs.

Futures contracts

The Fund may purchase and sell futures contracts.  Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Swap agreements

The Fund may enter into swap agreements.  A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument.  Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.  Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts.  To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively.  Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate.  The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate.  Variance swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the annualized realized variance of returns on the underlying price and a fixed quantity, also known as the variance strike, over a period of time.  In connection with these agreements, cash or securities may be set aside as collateral by the Fund’s custodian or brokers in accordance with the terms of the swap agreement.  The Fund earns or pays interest on cash set aside as collateral.

Swaps are marked to market daily using models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss.  Payments received or made on swap contracts are recorded as realized gain or loss.  Gains or losses are realized upon early termination of the swap agreements.  These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material.  Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk.  Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2008 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 96.5%

	Consumer Discretionary — 7.2%
600	Abercrombie & Fitch Co.-Class A	43,560
1,400	Amazon.com, Inc. *	114,268
2,950	American Eagle Outfitters, Inc.	53,749
2,600	Apollo Group, Inc.-Class A *	124,254
600	AutoNation, Inc. *	9,474
200	AutoZone, Inc. *	25,312
1,500	Bed Bath & Beyond, Inc. *	47,790
400	Best Buy Co., Inc.	18,676
300	BorgWarner, Inc.	15,513
1,900	Coach, Inc. *	68,970
1,200	Discovery Holding Co.-Class A *	31,428
500	Expedia, Inc. *	12,125
300	Family Dollar Stores, Inc.	6,420
6,893	Ford Motor Co. *	46,872
500	GameStop Corp.-Class A *	24,800
1,400	Gannett Co., Inc.	40,334
600	Gap (The), Inc.	10,950
900	General Motors Corp.	15,390
100	Goodyear Tire & Rubber Co. (The) *	2,541
1,600	Harley-Davidson, Inc.	66,512
18,200	Home Depot, Inc.	497,952
700	ITT Educational Services, Inc. *	50,841
1,400	Johnson Controls, Inc.	47,684
1,500	Kohl’s Corp. *	67,200
100	Liberty Global, Inc.-Class A *	3,585
500	Liz Claiborne, Inc.	8,730
8,900	Lowe’s Cos., Inc.	213,600
500	McDonald’s Corp.	29,660
200	McGraw-Hill Cos. (The), Inc.	8,298
434	MGM Mirage *	21,357
100	Mohawk Industries, Inc. *	7,508
400	Nike, Inc.-Class B	27,348
900	Nordstrom, Inc.	31,482
1,700	Office Depot, Inc. *	21,590
2,200	Staples, Inc.	51,590
2,000	Target Corp.	106,720
300	Tiffany & Co.	14,709
400	Toll Brothers, Inc. *	8,428
100	VF Corp.	7,570
	Total Consumer Discretionary	2,004,790

	Consumer Staples — 15.5%
1,900	Anheuser-Busch Cos., Inc.	109,174
800	Archer-Daniels-Midland Co.	31,760
700	Avon Products, Inc.	27,342
200	Clorox Co.	11,426
16,500	Coca-Cola Co. (The)	944,790
600	Coca-Cola Enterprises, Inc.	12,084
1,800	Colgate-Palmolive Co.	133,848
613	Costco Wholesale Corp.	43,719
500	CVS Caremark Corp.	21,395
700	Energizer Holdings, Inc. *	57,113
700	Estee Lauder Cos. (The), Inc.-Class A	33,320
200	General Mills, Inc.	12,640
300	Kellogg Co.	15,543

1,600	Kimberly-Clark Corp.	102,080
1,800	Kraft Foods, Inc.	58,464
1,400	Kroger Co.	38,696
10,900	PepsiCo, Inc.	744,470
8,648	Procter & Gamble Co. (The)	571,200
800	Safeway, Inc.	25,496
365	Supervalu, Inc.	12,801
100	Tyson Foods, Inc.-Class A	1,884
5,200	Walgreen Co.	187,304
19,100	Wal-Mart Stores, Inc.	1,102,834
500	WM Wrigley Jr. Co.	38,565
	Total Consumer Staples	4,337,948

	Energy — 18.8%
1,500	Anadarko Petroleum Corp.	112,455
1,500	Apache Corp.	201,090
200	Baker Hughes, Inc.	17,724
1,100	Cameron International Corp. *	58,553
200	Chesapeake Energy Corp.	10,954
12,200	Chevron Corp.	1,209,630
4,551	ConocoPhillips	423,698
500	Denbury Resources, Inc. *	16,980
900	Devon Energy Corp.	104,346
400	Diamond Offshore Drilling, Inc.	54,576
200	EOG Resources, Inc.	25,726
18,200	Exxon Mobil Corp.	1,615,432
400	FMC Technologies, Inc. *	28,740
900	Halliburton Co.	43,722
600	Hess Corp.	73,686
698	Murphy Oil Corp.	64,670
500	Noble Corp.	31,570
4,200	Occidental Petroleum Corp.	386,106
3,300	Schlumberger Ltd.	333,729
600	Smith International, Inc.	47,352
400	Sunoco, Inc.	17,788
1,129	Transocean, Inc. *	169,565
2,300	Valero Energy Corp.	116,932
1,600	Weatherford International Ltd. *	73,008
200	XTO Energy, Inc.	12,724
	Total Energy	5,250,756

	Financials — 6.1%
700	ACE Ltd.	42,049
1,700	Aflac, Inc.	114,121
3,600	Allstate Corp. (The)	183,384
4,300	American International Group, Inc.	154,800
700	AON Corp.	33,033
8,188	Bank of America Corp.	278,474
900	BB&T Corp.	28,323
100	BlackRock, Inc.	22,499
800	Brown & Brown, Inc.	15,576
100	Charles Schwab Corp. (The)	2,218
1,500	Chubb Corp.	80,640
13,900	Citigroup, Inc.	304,271
300	Comerica, Inc.	11,154
200	Eaton Vance Corp.	8,510
100	First American Corp.	3,357
1,100	Freddie Mac	27,962
500	Hartford Financial Services Group (The), Inc.	35,535
900	Leucadia National Corp.	48,870

100	Markel Corp. *	40,465
1,600	Progressive Corp. (The)	32,096
200	Safeco Corp.	13,400
400	SEI Investment Co.	9,648
300	Torchmark Corp.	19,023
2,500	Travelers Cos. (The), Inc.	124,525
200	UnionBanCal Corp.	10,012
935	Unum Group	22,515
1,200	US Bancorp	39,828
	Total Financials	1,706,288

	Health Care — 21.8%
3,300	Abbott Laboratories	185,955
600	Aetna, Inc.	28,296
1,100	AmerisourceBergen Corp.	45,463
2,100	Amgen, Inc. *	92,463
1,300	Biogen Idec, Inc. *	81,575
300	Bristol-Myers Squibb Co.	6,837
1,200	Cardinal Health, Inc.	67,848
200	Covance, Inc. *	16,396
2,000	Coventry Health Care, Inc. *	92,060
300	DENTSPLY International, Inc.	12,162
4,600	Eli Lilly & Co.	221,444
4,000	Express Scripts, Inc. *	288,440
1,900	Forest Laboratories, Inc. *	68,229
200	Genzyme Corp. *	13,692
1,900	Gilead Sciences, Inc. *	105,108
200	Intuitive Surgical, Inc. *	58,718
400	Invitrogen Corp. *	18,384
16,120	Johnson & Johnson	1,075,849
1,000	King Pharmaceuticals, Inc. *	10,260
2,600	McKesson Corp.	149,890
2,200	Medco Health Solutions, Inc. *	106,590
3,300	Medtronic, Inc.	167,211
16,700	Merck & Co., Inc.	650,632
200	Patterson Cos., Inc. *	6,802
50,890	Pfizer, Inc.	985,230
400	Quest Diagnostics, Inc.	20,164
400	Schering-Plough Corp.	8,160
2,100	Stryker Corp.	135,555
22,067	UnitedHealth Group, Inc.	754,912
100	Waters Corp. *	6,152
3,700	WellPoint, Inc. *	206,534
2,500	Wyeth	111,175
4,100	Zimmer Holdings, Inc. *	298,480
	Total Health Care	6,096,666

	Industrials — 6.7%
4,400	3M Co.	341,264
800	Caterpillar, Inc.	66,112
100	CSX Corp.	6,906
1,600	Danaher Corp.	125,088
2,200	Deere & Co.	178,948
200	Eaton Corp.	19,336
500	Emerson Electric Co.	29,090
300	Fastenal Co.	14,832
200	Flowserve Corp.	27,704
500	Fluor Corp.	93,275
1,200	General Dynamics Corp.	110,580
400	Goodrich Corp.	25,924

900	Honeywell International, Inc.	53,658
200	Illinois Tool Works, Inc.	10,740
500	Ingersoll-Rand	22,020
200	ITT Industries, Inc.	13,200
600	Jacobs Engineering Group, Inc. *	56,868
800	L-3 Communications Holdings, Inc.	85,912
700	Masco Corp.	12,978
1,050	Paccar, Inc.	56,060
400	Pall Corp.	16,324
800	Parker-Hannifin Corp.	67,736
300	Precision Castparts Corp.	36,240
200	Raytheon Co.	12,772
300	Rockwell Collins, Inc.	18,411
100	SPX Corp.	13,288
100	Stericycle, Inc. *	5,830
700	Textron, Inc.	43,785
200	Trane, Inc.	9,284
600	Tyco International Ltd.	27,114
200	Union Pacific Corp.	16,462
1,000	United Parcel Service, Inc.-Class B	71,020
2,500	United Technologies Corp.	177,600
100	W.W. Grainger, Inc.	9,126
	Total Industrials	1,875,487

	Information Technology — 16.0%
100	Activision, Inc. *	3,375
800	Affiliated Computer Services, Inc.-Class A *	43,360
2,200	Apple, Inc. *	415,250
100	Arrow Electronics, Inc. *	3,066
200	Autodesk, Inc. *	8,232
200	Avnet, Inc. *	5,904
800	Cadence Design Systems, Inc. *	9,296
21,300	Cisco Systems, Inc. *	569,136
900	Citrix Systems, Inc. *	30,807
1,000	Corning, Inc.	27,340
100	Cypress Semiconductor Corp. *	2,788
7,800	Dell, Inc. *	179,868
7,600	eBay, Inc. *	228,076
5,500	EMC Corp. *	95,920
1,507	Fiserv, Inc. *	78,907
400	FLIR Systems, Inc. *	15,768
500	Google, Inc.-Class A *	292,900
800	Hewlett-Packard Co.	37,648
6,400	Intel Corp.	148,352
1,800	International Business Machines Corp.	232,974
100	Intersil Corp.-Class A	2,787
100	Intuit, Inc. *	2,896
600	Juniper Networks, Inc. *	16,512
100	McAfee, Inc. *	3,625
35,400	Microsoft Corp.	1,002,528
100	National Semiconductor Corp.	2,105
100	NAVTEQ Corp. *	7,651
200	NCR Corp. *	5,292
18,500	Oracle Corp. *	422,540
10,332	Qualcomm, Inc.	501,515
300	Texas Instruments, Inc.	9,744
700	Total System Services, Inc.	17,164
400	VeriSign, Inc. *	16,016
1,000	Western Digital Corp. *	37,530
	Total Information Technology	4,476,872

	Materials — 2.5%
400	Air Products & Chemicals, Inc.	40,768
500	Alcoa, Inc.	20,295
1,400	Barrick Gold Corp.	56,406
400	Celanese Corp.-Class A	19,480
200	FMC Corp.	14,796
200	Lubrizol Corp.	11,220
100	Martin Marietta Materials, Inc.	11,669
2,700	Monsanto Co.	343,980
400	Mosaic Co. (The) *	50,128
700	Owens-IIlinois, Inc. *	40,054
701	Praxair, Inc.	66,637
200	Sigma-Aldrich Corp.	11,752
400	Temple-Inland, Inc.	5,828
	Total Materials	693,013

	Telecommunication Services — 1.6%
3,839	AT&T, Inc.	153,176
8,084	Verizon Communications, Inc.	310,991
	Total Telecommunication Services	464,167

	Utilities — 0.3%
1,200	Duke Energy Corp.	22,176
300	NRG Energy, Inc. *	12,477
100	PPL Corp.	5,131
700	Public Service Enterprise Group, Inc.	30,982
900	Reliant Energy, Inc. *	23,004
	Total Utilities	93,770

	TOTAL COMMON STOCKS (COST $27,176,722)	26,999,757

Shares	Description	Value ($ )
	SHORT-TERM INVESTMENTS — 3.4%

	Money Market Funds — 3.4%
945,125	State Street Institutional Treasury Money Market Fund-Institutional Class	945,125

	TOTAL SHORT-TERM INVESTMENTS (COST $945,125)	945,125

	TOTAL INVESTMENTS — 99.9%
	(Cost $28,121,847)	27,944,882

	Other Assets and Liabilities (net) — 0.1%	38,980

	TOTAL NET ASSETS — 100.0%	$27,983,862

As of May 31, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$29,256,941	$1,669,877	$(2,981,936)	$(1,312,059)

A summary of outstanding financial instruments at May 31, 2008 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)

Buys

8	S&P 500 E-Mini	June 2008	$560,240	$(3,888)

As of May 31, 2008, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

*              Non-income producing security.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that may not be active or for which all significant inputs are observable, either directly or indirectly (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2008 in valuing the Fund’s investments carried at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$26,999,757	$—
Level 2 - Other Significant Observable Inputs	945,125	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$27,944,882	$—

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$—	$(3,888)
Level 2 - Other Significant Observable Inputs	—	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$—	$(3,888)

*Other financial instruments include futures contracts.

The Fund held no investments or other financial instruments during the period from March 1, 2008 through May 31, 2008, whose fair value was determined using level 3 inputs.

Futures contracts

The Fund may purchase and sell futures contracts.  Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Swap agreements

The Fund may enter into swap agreements.  A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument.  Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.  Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts.  To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively.  Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate.  The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate.  Variance swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the annualized realized variance of returns on the underlying price and a fixed quantity, also known as the variance strike, over a period of time.  In connection with these agreements, cash or securities may be set aside as collateral by the Fund’s custodian or brokers in accordance with the terms of the swap agreement.  The Fund earns or pays interest on cash set aside as collateral.

Swaps are marked to market daily using models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss.  Payments received or made on swap contracts are recorded as realized gain or loss.  Gains or losses are realized upon early termination of the swap agreements.  These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material.  Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk.  Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2008 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 98.7%

	Consumer Discretionary — 7.0%
68,100	Abercrombie & Fitch Co.-Class A	4,944,060
175,400	Amazon.com, Inc. *	14,316,148
414,200	American Eagle Outfitters, Inc.	7,546,724
327,800	Apollo Group, Inc.-Class A *	15,665,562
111,200	AutoNation, Inc. *	1,755,848
32,400	AutoZone, Inc. *	4,100,544
190,600	Bed Bath & Beyond, Inc. *	6,072,516
47,200	Best Buy Co., Inc.	2,203,768
23,000	BorgWarner, Inc.	1,189,330
242,600	Coach, Inc. *	8,806,380
101,000	Discovery Holding Co.-Class A *	2,645,190
60,300	Expedia, Inc. *	1,462,275
41,200	Family Dollar Stores, Inc.	881,680
860,911	Ford Motor Co. *	5,854,195
52,700	GameStop Corp.-Class A *	2,613,920
184,200	Gannett Co., Inc.	5,306,802
70,500	Gap (The), Inc.	1,286,625
98,600	General Motors Corp.	1,686,060
207,700	Harley-Davidson, Inc.	8,634,089
2,327,404	Home Depot, Inc.	63,677,773
88,300	ITT Educational Services, Inc. *	6,413,229
172,400	Johnson Controls, Inc.	5,871,944
186,500	Kohl’s Corp. *	8,355,200
18,000	Liberty Global, Inc.-Class A *	645,300
59,900	Liz Claiborne, Inc.	1,045,854
1,114,500	Lowe’s Cos., Inc.	26,748,000
71,900	McDonald’s Corp.	4,265,108
11,700	McGraw-Hill Cos. (The), Inc.	485,433
24,973	MGM Mirage *	1,228,921
6,800	Mohawk Industries, Inc. *	510,544
64,500	Nike, Inc.-Class B	4,409,865
114,700	Nordstrom, Inc.	4,012,206
227,200	Office Depot, Inc. *	2,885,440
274,700	Staples, Inc.	6,441,715
265,400	Target Corp.	14,161,744
19,600	Tiffany & Co.	960,988
20,900	TJX Cos. (The), Inc.	670,054
34,500	Toll Brothers, Inc. *	726,915
13,400	VF Corp.	1,014,380
	Total Consumer Discretionary	251,502,329

	Consumer Staples — 17.4%
1,201,000	Altria Group, Inc.	26,734,260
207,200	Anheuser-Busch Cos., Inc.	11,905,712
107,500	Archer-Daniels-Midland Co.	4,267,750
92,400	Avon Products, Inc.	3,609,144
2,133,200	Coca-Cola Co. (The)	122,147,032
51,000	Coca-Cola Enterprises, Inc.	1,027,140
225,100	Colgate-Palmolive Co.	16,738,436
88,000	Costco Wholesale Corp.	6,276,160
54,800	CVS Caremark Corp.	2,344,892
74,400	Energizer Holdings, Inc. *	6,070,296
61,600	Estee Lauder Cos. (The), Inc.-Class A	2,932,160
33,300	Kellogg Co.	1,725,273
192,400	Kimberly-Clark Corp.	12,275,120

185,806	Kraft Foods, Inc.	6,034,979
187,800	Kroger Co.	5,190,792
1,405,500	PepsiCo, Inc.	95,995,650
825,000	Philip Morris International, Inc. *	43,444,500
1,072,900	Procter & Gamble Co. (The)	70,865,045
99,400	Safeway, Inc.	3,167,878
40,825	Supervalu, Inc.	1,431,733
45,000	Tyson Foods, Inc.-Class A	847,800
72,000	UST, Inc.	3,976,560
665,700	Walgreen Co.	23,978,514
2,482,000	Wal-Mart Stores, Inc.	143,310,680
61,000	WM Wrigley Jr. Co.	4,704,930
	Total Consumer Staples	621,002,436

	Energy — 18.9%
188,100	Anadarko Petroleum Corp.	14,101,857
188,900	Apache Corp.	25,323,934
17,700	Baker Hughes, Inc.	1,568,574
109,300	Cameron International Corp. *	5,818,039
28,200	Chesapeake Energy Corp.	1,544,514
1,593,900	Chevron Corp.	158,035,185
595,968	ConocoPhillips	55,484,621
64,200	Denbury Resources, Inc. *	2,180,232
118,500	Devon Energy Corp.	13,738,890
48,200	Diamond Offshore Drilling, Inc.	6,576,408
25,400	EOG Resources, Inc.	3,267,202
2,352,000	Exxon Mobil Corp.	208,763,520
50,100	FMC Technologies, Inc. *	3,599,685
102,700	Halliburton Co.	4,989,166
78,100	Hess Corp.	9,591,461
81,300	Murphy Oil Corp.	7,532,445
55,200	Noble Corp.	3,485,328
545,000	Occidental Petroleum Corp.	50,101,850
420,800	Schlumberger Ltd.	42,555,504
82,300	Smith International, Inc.	6,495,116
41,000	Sunoco, Inc.	1,823,270
141,429	Transocean, Inc. *	21,241,222
309,200	Valero Energy Corp.	15,719,728
181,200	Weatherford International Ltd. *	8,268,156
15,400	XTO Energy, Inc.	979,748
	Total Energy	672,785,655

	Financials — 6.2%
94,900	ACE Ltd.	5,700,643
215,100	Aflac, Inc.	14,439,663
540,100	Allstate Corp. (The)	27,512,694
583,700	American International Group, Inc.	21,013,200
94,700	AON Corp.	4,468,893
1,058,977	Bank of America Corp.	36,015,808
120,700	BB&T Corp.	3,798,429
14,000	BlackRock, Inc.	3,149,860
27,700	Charles Schwab Corp. (The)	614,386
188,500	Chubb Corp.	10,133,760
1,801,200	Citigroup, Inc.	39,428,268
45,500	Comerica, Inc.	1,691,690
30,200	Eaton Vance Corp.	1,285,010
16,000	Fifth Third Bancorp	299,200
20,000	First American Corp.	671,400
144,400	Freddie Mac	3,670,648
3,400	Goldman Sachs Group, Inc.	599,794

59,000	Hartford Financial Services Group (The), Inc.	4,193,130
59,000	Hudson City Bancorp, Inc.	1,050,200
105,400	Leucadia National Corp.	5,723,220
23,700	Old Republic International Corp.	356,685
193,500	Progressive Corp. (The)	3,881,610
22,700	Safeco Corp.	1,520,900
30,500	SEI Investment Co.	735,660
13,300	State Street Corp.	957,866
6,300	T. Rowe Price Group, Inc.	364,896
44,700	Torchmark Corp.	2,834,427
313,000	Travelers Cos. (The), Inc.	15,590,530
8,000	UnionBanCal Corp.	400,480
69,400	Unum Group	1,671,152
143,800	US Bancorp	4,772,722
25,050	W.R. Berkley Corp.	678,604
12,000	Wachovia Corp.	285,600
	Total Financials	219,511,028

	Health Care — 22.0%
403,600	Abbott Laboratories	22,742,860
40,700	Aetna, Inc.	1,919,412
143,500	AmerisourceBergen Corp.	5,930,855
246,500	Amgen, Inc. *	10,853,395
175,600	Biogen Idec, Inc. *	11,018,900
48,452	Bristol-Myers Squibb Co.	1,104,221
159,200	Cardinal Health, Inc.	9,001,168
8,800	Cigna Corp.	357,280
21,100	Covance, Inc. *	1,729,778
286,200	Coventry Health Care, Inc. *	13,173,786
17,500	DENTSPLY International, Inc.	709,450
582,000	Eli Lilly & Co.	28,017,480
525,700	Express Scripts, Inc. *	37,908,227
228,700	Forest Laboratories, Inc. *	8,212,617
5,300	Genentech, Inc. *	375,611
14,800	Genzyme Corp. *	1,013,208
248,800	Gilead Sciences, Inc. *	13,763,616
26,000	Intuitive Surgical, Inc. *	7,633,340
24,900	Invitrogen Corp. *	1,144,404
2,106,600	Johnson & Johnson	140,594,484
68,200	King Pharmaceuticals, Inc. *	699,732
334,500	McKesson Corp.	19,283,925
285,300	Medco Health Solutions, Inc. *	13,822,785
377,800	Medtronic, Inc.	19,143,126
2,157,000	Merck & Co., Inc.	84,036,720
29,600	Patterson Cos., Inc. *	1,006,696
6,648,980	Pfizer, Inc.	128,724,253
47,700	Quest Diagnostics, Inc.	2,404,557
50,100	Schering-Plough Corp.	1,022,040
282,700	Stryker Corp.	18,248,285
2,856,972	UnitedHealth Group, Inc.	97,737,012
8,500	Waters Corp. *	522,920
483,600	WellPoint, Inc. *	26,994,552
290,400	Wyeth	12,914,088
528,100	Zimmer Holdings, Inc. *	38,445,680
	Total Health Care	782,210,463

	Industrials — 6.6%
569,600	3M Co.	44,178,176
107,300	Caterpillar, Inc.	8,867,272
10,800	CSX Corp.	745,848

214,300	Danaher Corp.	16,753,974
278,200	Deere & Co.	22,628,788
4,100	Eaton Corp.	396,388
70,200	Emerson Electric Co.	4,084,236
22,400	Fastenal Co.	1,107,456
19,100	Flowserve Corp.	2,645,732
66,100	Fluor Corp.	12,330,955
154,500	General Dynamics Corp.	14,237,175
48,300	Goodrich Corp.	3,130,323
120,700	Honeywell International, Inc.	7,196,134
20,200	Illinois Tool Works, Inc.	1,084,740
66,600	Ingersoll-Rand	2,933,064
20,100	ITT Industries, Inc.	1,326,600
80,500	Jacobs Engineering Group, Inc. *	7,629,790
104,500	L-3 Communications Holdings, Inc.	11,222,255
12,400	Manpower, Inc.	781,200
45,100	Masco Corp.	836,154
9,000	Northrop Grumman Corp.	679,140
124,700	Paccar, Inc.	6,657,733
32,100	Pall Corp.	1,310,001
99,100	Parker-Hannifin Corp.	8,390,797
37,700	Precision Castparts Corp.	4,554,160
25,800	Raytheon Co.	1,647,588
28,000	Rockwell Collins, Inc.	1,718,360
10,200	SPX Corp.	1,355,376
12,800	Stericycle, Inc. *	746,240
98,200	Textron, Inc.	6,142,410
26,900	Trane, Inc.	1,248,698
80,400	Tyco International Ltd.	3,633,276
20,100	Union Pacific Corp.	1,654,431
118,700	United Parcel Service, Inc.-Class B	8,430,074
348,000	United Technologies Corp.	24,721,920
	Total Industrials	237,006,464

	Information Technology — 16.1%
17,700	Activision, Inc. *	597,375
105,100	Affiliated Computer Services, Inc.-Class A *	5,696,420
288,000	Apple, Inc. *	54,360,000
25,800	Arrow Electronics, Inc. *	791,028
12,200	Autodesk, Inc. *	502,152
42,800	Avnet, Inc. *	1,263,456
22,800	Cadence Design Systems, Inc. *	264,936
2,722,600	Cisco Systems, Inc. *	72,747,872
89,100	Citrix Systems, Inc. *	3,049,893
128,800	Corning, Inc.	3,521,392
16,000	Cypress Semiconductor Corp. *	446,080
999,000	Dell, Inc. *	23,036,940
979,300	eBay, Inc. *	29,388,793
702,300	EMC Corp. *	12,248,112
193,700	Fiserv, Inc. *	10,142,132
34,300	FLIR Systems, Inc. *	1,352,106
68,100	Google, Inc.-Class A *	39,892,980
104,700	Hewlett-Packard Co.	4,927,182
876,400	Intel Corp.	20,314,952
220,600	International Business Machines Corp.	28,552,258
94,000	Juniper Networks, Inc. *	2,586,880
14,600	Lexmark International, Inc. *	538,156
4,900	MasterCard, Inc.-Class A	1,512,385
4,556,000	Microsoft Corp.	129,025,920
29,100	NCR Corp. *	769,986
2,337,700	Oracle Corp. *	53,393,068

1,303,400	Qualcomm, Inc.	63,267,036
45,500	Texas Instruments, Inc.	1,477,840
54,600	Total System Services, Inc.	1,338,792
52,900	VeriSign, Inc. *	2,118,116
96,400	Western Digital Corp. *	3,617,892
	Total Information Technology	572,742,130

	Materials — 2.5%
47,200	Air Products & Chemicals, Inc.	4,810,624
58,300	Alcoa, Inc.	2,366,397
161,600	Barrick Gold Corp.	6,510,864
44,400	Celanese Corp.-Class A	2,162,280
17,500	Dow Chemical Co. (The)	707,000
12,800	FMC Corp.	946,944
18,700	Lubrizol Corp.	1,049,070
7,700	Martin Marietta Materials, Inc.	898,513
362,900	Monsanto Co.	46,233,460
53,900	Mosaic Co. (The) *	6,754,748
12,600	Nucor Corp.	942,480
90,300	Owens-IIlinois, Inc. *	5,166,966
98,400	Praxair, Inc.	9,353,904
7,800	Reliance Steel & Aluminum Co.	530,166
11,900	Sigma-Aldrich Corp.	699,244
	Total Materials	89,132,660

	Telecommunication Services — 1.7%
490,067	AT&T, Inc.	19,553,673
1,043,022	Verizon Communications, Inc.	40,125,056
	Total Telecommunication Services	59,678,729

	Utilities — 0.3%
178,900	Duke Energy Corp.	3,306,072
24,000	NRG Energy, Inc. *	998,160
29,000	PPL Corp.	1,487,990
61,200	Public Service Enterprise Group, Inc.	2,708,712
89,100	Reliant Energy, Inc. *	2,277,396
	Total Utilities	10,778,330

	TOTAL COMMON STOCKS (COST $3,574,650,682)	3,516,350,224

Shares/Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 1.4%

	Money Market Funds — 0.9%
31,677,834	State Street Institutional Treasury Money Market Fund-Institutional Class	31,677,834
	Other Short-Term Investments — 0.5%
6,782,603	Eurodollar Time Deposit, 1.00%, due 06/02/08	6,782,603
4,000,000	U.S. Treasury Billl, 1.13%, due 07/24/08 (a)	3,993,220
6,310,000	U.S. Treasury Billl, 2.27%, due 07/24/08 (a)	6,288,514
	Total Other Short-Term Investments	17,064,337

	TOTAL SHORT-TERM INVESTMENTS (COST $48,742,171)	48,742,171

	TOTAL INVESTMENTS — 100.1% (Cost $3,623,392,853)	3,565,092,395

	Other Assets and Liabilities (net) — (0.1%)	(3,779,130)

	TOTAL NET ASSETS — 100.0%	$3,561,313,265

As of May 31, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$3,654,430,433	$243,758,589	$(333,096,627)	$(89,338,038)

Notes to Schedule of Investments:

*	Non-income producing security.
(a)	Rate shown represents yield-to-maturity.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that may not be active or for which all significant inputs are observable, either directly or indirectly (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

 Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2008 in valuing the Fund’s investments carried at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$3,523,132,827	$—
Level 2 - Other Significant Observable Inputs	41,959,568	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$3,565,092,395	$—

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$—	$—
Level 2 - Other Significant Observable Inputs	—	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$—	$—

The Fund held no investments or other financial instruments during the period from March 1, 2008 through May 31, 2008, whose fair value was determined using level 3 inputs.

Futures contracts

The Fund may purchase and sell futures contracts.  Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Swap agreements

The Fund may enter into swap agreements.  A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument.  Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.  Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts.  To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively.  Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate.  The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate.  Variance swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the annualized realized variance of returns on the underlying price and a fixed quantity, also known as the variance strike, over a period of time.  In connection with these agreements, cash or securities may be set aside as collateral by the Fund’s custodian or brokers in accordance with the terms of the swap agreement.  The Fund earns or pays interest on cash set aside as collateral.

Swaps are marked to market daily using models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss.  Payments received or made on swap contracts are recorded as realized gain or loss.  Gains or losses are realized upon early termination of the swap agreements.  These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material.  Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk.  Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2008 (Unaudited)

Shares	Description	Value ($)

	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
4,070,263	GMO U.S. Core Equity Fund, Class VI	50,959,688
2,167,201	GMO U.S. Quality Equity Fund, Class VI	45,489,550
83,593	GMO U.S. Small/Mid Cap Growth Fund, Class III	1,253,891
158,254	GMO U.S. Small/Mid Cap Value Fund, Class III	1,253,369
	TOTAL MUTUAL FUNDS (COST $106,872,954)	98,956,498

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 0.0%
19,142	Eurodollar Time Deposit, 1.00%, due 06/02/08	19,142

	TOTAL SHORT-TERM INVESTMENTS (COST $19,142)	19,142

	TOTAL INVESTMENTS — 100.0% (Cost $106,892,096)	98,975,640

	Other Assets and Liabilities (net) — (0.0%)	(16,387)

	TOTAL NET ASSETS — 100.0%	$98,959,253

As of May 31, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$107,304,123	$—	$(8,328,483)	$(8,328,483)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of these affiliated issuers during the period ended May 31, 2008 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period

GMO U.S. Core Equity Fund, Class VI	$56,188,236	$193,266	$7,498,285	$193,266	$—	$50,959,688

GMO U.S. Quality Equity Fund, Class VI	36,390,514	8,245,148	—	186,343	—	45,489,550

GMO U.S. Small/Mid Cap Growth Fund, Class III	1,229,704	—	100,000	—	—	1,253,891

GMO U.S. Small/Mid Cap Value Fund, Class III	1,256,760	3,159	100,000	3,159	—	1,253,369
Totals	$95,065,214	$8,441,573	$7,698,285	$382,768	$—	$98,956,498

Notes to Schedule of Investments:

Portfolio valuation

Shares of the underlying funds and other mutual funds are valued at their net asset value.

Investments held by the underlying funds are valued as follows.  Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that may not be active or for which all significant inputs are observable, either directly or indirectly (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2008 in valuing the Fund’s investments carried at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$98,975,640	$—
Level 2 - Other Significant Observable Inputs	—	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$98,975,640	$—

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$—	$—
Level 2 - Other Significant Observable Inputs	—	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$—	$—

The Fund held no investments or other financial instruments during the period from March 1, 2008 through May 31, 2008, whose fair value was determined using level 3 inputs.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO U.S. Growth Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2008 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 96.5%

	Consumer Discretionary — 7.4%
4,500	Abercrombie & Fitch Co.-Class A	326,700
3,400	Advance Auto Parts, Inc.	137,020
14,600	Amazon.com, Inc. *	1,191,652
5,200	American Eagle Outfitters, Inc.	94,744
13,700	Apollo Group, Inc.-Class A *	654,723
6,200	AutoNation, Inc. *	97,898
1,400	AutoZone, Inc. *	177,184
500	Bally Technologies, Inc. *	22,505
13,000	Bed Bath & Beyond, Inc. *	414,180
8,500	Best Buy Co., Inc.	396,865
600	Black & Decker Corp.	38,820
2,000	BorgWarner, Inc.	103,420
3,600	Career Education Corp. *	65,844
3,000	Centex Corp.	56,490
200	Chipotle Mexican Grill, Inc.-Class A *	18,460
500	Chipotle Mexican Grill, Inc.-Class B *	41,345
9,600	Coach, Inc. *	348,480
2,600	D.R. Horton, Inc.	33,046
1,400	DeVry, Inc.	79,870
6,700	Discovery Holding Co.-Class A *	175,473
3,800	Dollar Tree, Inc. *	140,220
2,600	Expedia, Inc. *	63,050
2,600	Family Dollar Stores, Inc.	55,640
5,400	Ford Motor Co. *	36,720
5,900	GameStop Corp.-Class A *	292,640
7,000	Gap (The), Inc.	127,750
1,600	Garmin Ltd.	77,840
2,400	Goodyear Tire & Rubber Co. (The) *	60,984
6,900	Harley-Davidson, Inc.	286,833
75,500	Home Depot, Inc.	2,065,680
500	International Game Technology	17,830
4,600	ITT Educational Services, Inc. *	334,098
7,500	Johnson Controls, Inc.	255,450
2,700	KB Home	55,377
13,200	Kohl’s Corp. *	591,360
3,900	Lennar Corp.-Class A	65,832
900	LKQ Corp. *	19,944
69,668	Lowe’s Cos., Inc.	1,672,032
5,700	McDonald’s Corp.	338,124
4,700	McGraw-Hill Cos. (The), Inc.	195,003
1,701	MGM Mirage *	83,706
1,200	Mohawk Industries, Inc. *	90,096
9,000	Nike, Inc.-Class B	615,330
3,100	Office Depot, Inc. *	39,370
3,400	Omnicom Group, Inc.	166,634
4,000	O’Reilly Automotive, Inc. *	104,600
600	Priceline.com, Inc. *	80,718
2,500	RadioShack Corp.	36,625
26,400	Staples, Inc.	619,080
10,100	Starbucks Corp. *	183,719
400	Strayer Education, Inc.	79,960
31,100	Target Corp.	1,659,496
2,800	Thor Industries, Inc.	75,488
2,000	Tiffany & Co.	98,060
6,360	TJX Cos. (The), Inc.	203,902

800	Toll Brothers, Inc. *	16,856
2,000	Yum! Brands, Inc.	79,400
	Total Consumer Discretionary	15,460,166

	Consumer Staples — 18.1%
75,384	Altria Group, Inc.	1,678,048
19,200	Anheuser-Busch Cos., Inc.	1,103,232
6,600	Archer-Daniels-Midland Co.	262,020
7,400	Avon Products, Inc.	289,044
300	Brown-Forman Corp.-Class B	22,554
400	Central European Distribution Corp. *	28,544
108,700	Coca-Cola Co. (The)	6,224,162
1,700	Coca-Cola Enterprises, Inc.	34,238
22,100	Colgate-Palmolive Co.	1,643,356
8,000	Costco Wholesale Corp.	570,560
12,700	CVS Caremark Corp.	543,433
2,500	Energizer Holdings, Inc. *	203,975
1,400	Estee Lauder Cos. (The), Inc.-Class A	66,640
5,300	General Mills, Inc.	334,960
2,700	HJ Heinz Co.	134,757
2,600	Kellogg Co.	134,706
12,000	Kimberly-Clark Corp.	765,600
9,444	Kraft Foods, Inc.	306,741
6,300	Kroger Co.	174,132
2,500	Pepsi Bottling Group (The), Inc.	81,050
1,500	PepsiAmericas, Inc.	36,555
68,600	PepsiCo, Inc.	4,685,380
64,484	Philip Morris International, Inc. *	3,395,727
85,800	Procter & Gamble Co. (The)	5,667,090
5,200	Sara Lee Corp.	71,656
7,700	Sysco Corp.	237,622
1,000	UST, Inc.	55,230
44,800	Walgreen Co.	1,613,696
124,200	Wal-Mart Stores, Inc.	7,171,308
4,000	WM Wrigley Jr. Co.	308,520
	Total Consumer Staples	37,844,536

	Energy — 15.0%
2,500	Anadarko Petroleum Corp.	187,425
7,500	Apache Corp.	1,005,450
1,000	Arch Coal, Inc.	64,910
1,100	Atwood Oceanics, Inc. *	112,101
2,500	Baker Hughes, Inc.	221,550
4,300	BJ Services Co.	129,860
8,500	Cameron International Corp. *	452,455
4,000	Chesapeake Energy Corp.	219,080
42,900	Chevron Corp.	4,253,535
14,229	ConocoPhillips	1,324,720
200	Consol Energy, Inc.	19,512
7,000	Denbury Resources, Inc. *	237,720
1,900	Devon Energy Corp.	220,286
3,700	Diamond Offshore Drilling, Inc.	504,828
2,400	Dresser-Rand Group, Inc. *	96,768
3,400	EOG Resources, Inc.	437,342
96,200	Exxon Mobil Corp.	8,538,712
5,500	FMC Technologies, Inc. *	395,175
700	Forest Oil Corp. *	46,725
600	Foundation Coal Holdings, Inc.	40,038
1,700	Frontline Ltd.	108,358
1,100	Global Industries Ltd. *	18,975
5,000	Halliburton Co.	242,900

1,200	Helmerich & Payne, Inc.	75,180
3,600	Hess Corp.	442,116
500	Holly Corp.	21,225
4,200	Murphy Oil Corp.	389,130
1,800	Nabors Industries Ltd. *	75,672
900	National Oilwell Varco, Inc. *	74,988
4,700	Noble Corp.	296,758
19,000	Occidental Petroleum Corp.	1,746,670
800	Oceaneering International, Inc. *	57,088
1,500	Patterson-UTI Energy, Inc.	47,220
1,600	Peabody Energy Corp.	118,272
1,000	Pride International, Inc. *	43,940
1,000	Quicksilver Resources, Inc. *	36,430
600	Range Resources Corp.	39,456
1,000	Rowan Cos., Inc.	44,150
39,100	Schlumberger Ltd.	3,954,183
6,100	Smith International, Inc.	481,412
3,200	Southwestern Energy Co. *	141,888
4,100	Sunoco, Inc.	182,327
1,000	Tidewater, Inc.	68,330
13,103	Transocean, Inc. *	1,967,940
1,000	Unit Corp. *	76,690
17,800	Valero Energy Corp.	904,952
17,600	Weatherford International Ltd. *	803,088
5,100	XTO Energy, Inc.	324,462
	Total Energy	31,291,992

	Financials — 3.0%
800	ACE Ltd.	48,056
17,600	Aflac, Inc.	1,181,488
1,800	Allstate Corp. (The)	91,692
15,000	American International Group, Inc.	540,000
2,300	Annaly Capital Management, Inc.	40,963
1,500	AON Corp.	70,785
1,000	Assurant, Inc.	68,030
5,400	Bank of America Corp.	183,654
900	BlackRock, Inc.	202,491
3,900	Brown & Brown, Inc.	75,933
1,300	Capital One Financial Corp.	62,556
6,600	Charles Schwab Corp. (The)	146,388
900	Chubb Corp.	48,384
26,800	Citigroup, Inc.	586,652
100	CME Group, Inc.	43,030
700	Freddie Mac	17,794
2,400	Goldman Sachs Group, Inc.	423,384
500	Hartford Financial Services Group (The), Inc.	35,535
1,600	HCC Insurance Holdings, Inc.	38,096
8,000	Hudson City Bancorp, Inc.	142,400
400	Investment Technology Group, Inc. *	16,840
2,800	Janus Capital Group, Inc.	81,200
1,300	Lehman Brothers Holdings, Inc.	47,853
1,400	Leucadia National Corp.	76,020
2,600	MBIA, Inc.	18,096
4,500	Merrill Lynch & Co., Inc.	197,640
1,200	MetLife, Inc.	72,036
2,200	Moody’s Corp.	81,576
5,900	Morgan Stanley	260,957
1,600	Nasdaq OMX Group (The), Inc. *	56,048
300	Northern Trust Corp.	22,800
2,800	Philadelphia Consolidated Holding Corp. *	104,300
4,500	SEI Investment Co.	108,540

5,000	SLM Corp. *	113,350
1,600	State Street Corp.	115,232
3,200	T. Rowe Price Group, Inc.	185,344
400	Transatlantic Holdings, Inc.	25,860
10,100	Travelers Cos. (The), Inc.	503,081
3,800	W.R. Berkley Corp.	102,942
	Total Financials	6,237,026

	Health Care — 18.7%
41,600	Abbott Laboratories	2,344,160
2,700	Aetna, Inc.	127,332
2,500	Allergan, Inc.	144,050
1,700	AmerisourceBergen Corp.	70,261
9,700	Amgen, Inc. *	427,091
3,000	Applied Biosystems Group	104,280
1,400	Bard (C.R.), Inc.	127,680
1,700	Barr Pharmaceuticals, Inc. *	74,460
10,600	Baxter International, Inc.	647,660
4,500	Becton, Dickinson & Co.	380,025
10,500	Biogen Idec, Inc. *	658,875
1,800	BioMarin Pharmaceutical, Inc. *	68,706
28,800	Bristol-Myers Squibb Co.	656,352
11,400	Cardinal Health, Inc.	644,556
3,000	Covance, Inc. *	245,940
10,000	Coventry Health Care, Inc. *	460,300
3,100	DENTSPLY International, Inc.	125,674
21,800	Eli Lilly & Co.	1,049,452
800	Endo Pharmaceuticals Holdings, Inc. *	19,712
29,500	Express Scripts, Inc. *	2,127,245
14,200	Forest Laboratories, Inc. *	509,922
8,000	Genentech, Inc. *	566,960
1,600	Gen-Probe, Inc. *	91,104
4,100	Genzyme Corp. *	280,686
31,800	Gilead Sciences, Inc. *	1,759,176
1,400	Humana, Inc. *	71,470
2,500	Idexx Laboratories, Inc. *	126,250
1,400	Illumina, Inc. *	109,872
2,100	Intuitive Surgical, Inc. *	616,539
4,000	Invitrogen Corp. *	183,840
82,064	Johnson & Johnson	5,476,951
1,400	Kinetic Concepts, Inc. *	60,802
8,000	McKesson Corp.	461,200
23,600	Medco Health Solutions, Inc. *	1,143,420
34,700	Medtronic, Inc.	1,758,249
67,800	Merck & Co., Inc.	2,641,488
1,000	OSI Pharmaceuticals, Inc. *	35,300
3,800	Patterson Cos., Inc. *	129,238
600	Pediatrix Medical Group, Inc. *	32,298
3,300	Perrigo Co.	120,813
155,576	Pfizer, Inc.	3,011,951
2,300	Pharmaceutical Product Development, Inc.	101,683
3,100	Quest Diagnostics, Inc.	156,271
3,800	Schering-Plough Corp.	77,520
20,200	Stryker Corp.	1,303,910
1,000	Techne Corp. *	78,500
127,594	UnitedHealth Group, Inc.	4,364,991
1,900	Varian Medical Systems, Inc. *	90,326
600	VCA Antech, Inc. *	18,822
1,500	Waters Corp. *	92,280
12,200	WellPoint, Inc. *	681,004
12,900	Wyeth	573,663

22,700	Zimmer Holdings, Inc. *	1,652,560
	Total Health Care	38,882,870

	Industrials — 8.4%
28,700	3M Co.	2,225,972
700	AGCO Corp. *	42,301
1,100	Alliant Techsystems, Inc. *	119,416
8,700	Caterpillar, Inc.	718,968
1,400	CH Robinson Worldwide, Inc.	90,300
700	Cintas Corp.	20,664
3,900	Copart, Inc. *	175,500
500	Crane Co.	22,825
600	CSX Corp.	41,436
3,400	Cummins, Inc.	239,428
8,700	Danaher Corp.	680,166
26,600	Deere & Co.	2,163,644
1,500	Donaldson Co., Inc.	77,220
17,300	Emerson Electric Co.	1,006,514
2,600	Fastenal Co.	128,544
1,700	FedEx Corp.	155,907
2,700	Flowserve Corp.	374,004
4,900	Fluor Corp.	914,095
1,500	FTI Consulting, Inc. *	90,090
6,400	General Dynamics Corp.	589,760
3,900	Goodrich Corp.	252,759
2,000	Harsco Corp.	126,640
7,600	Honeywell International, Inc.	453,112
2,200	Illinois Tool Works, Inc.	118,140
1,400	Ingersoll-Rand	61,656
1,400	ITT Industries, Inc.	92,400
5,800	Jacobs Engineering Group, Inc. *	549,724
400	Kirby Corp. *	22,264
2,800	L-3 Communications Holdings, Inc.	300,692
1,400	Lockheed Martin Corp.	153,216
1,300	Manitowoc Co. (The), Inc.	50,570
1,300	Manpower, Inc.	81,900
1,900	McDermott International, Inc. *	117,857
500	MSC Industrial Direct Co., Inc.-Class A	27,250
6,775	Paccar, Inc.	361,717
3,500	Parker-Hannifin Corp.	296,345
2,500	Precision Castparts Corp.	302,000
1,900	Raytheon Co.	121,334
2,700	Rockwell Collins, Inc.	165,699
700	SPX Corp.	93,016
2,900	Stericycle, Inc. *	169,070
6,700	Textron, Inc.	419,085
500	Thomas & Betts Corp. *	21,235
2,100	Trane, Inc.	97,482
15,600	United Parcel Service, Inc.-Class B	1,107,912
28,200	United Technologies Corp.	2,003,328
1,400	W.W. Grainger, Inc.	127,764
	Total Industrials	17,570,921

	Information Technology — 22.0%
3,600	Accenture Ltd.	146,952
8,200	Adobe Systems, Inc. *	361,292
1,400	Amphenol Corp.-Class A	65,282
1,400	Ansys, Inc. *	66,220
29,800	Apple, Inc. *	5,624,750
7,100	Automatic Data Processing, Inc.	305,655

2,300	Avnet, Inc. *	67,896
216,100	Cisco Systems, Inc. *	5,774,192
5,500	Citrix Systems, Inc. *	188,265
2,200	Cognizant Technology Solutions Corp.-Class A *	77,616
1,500	CommScope, Inc. *	82,275
6,300	Corning, Inc.	172,242
3,500	Cypress Semiconductor Corp. *	97,580
75,800	Dell, Inc. *	1,747,948
53,800	eBay, Inc. *	1,614,538
61,000	EMC Corp. *	1,063,840
1,400	Factset Research Systems, Inc.	90,594
8,300	Fiserv, Inc. *	434,588
6,100	FLIR Systems, Inc. *	240,462
2,300	Global Payments, Inc.	108,606
7,000	Google, Inc.-Class A *	4,100,600
32,300	Hewlett-Packard Co.	1,520,038
2,300	Ingram Micro, Inc.-Class A *	41,699
46,208	Intel Corp.	1,071,101
28,600	International Business Machines Corp.	3,701,698
3,600	Intersil Corp.-Class A	100,332
3,000	Intuit, Inc. *	86,880
2,200	Iron Mountain, Inc. *	66,066
800	Itron, Inc. *	78,064
10,100	Juniper Networks, Inc. *	277,952
1,500	Lam Research Corp. *	61,050
2,100	Lexmark International, Inc. *	77,406
800	MasterCard, Inc.-Class A	246,920
271,500	Microsoft Corp.	7,688,880
700	National Instruments Corp.	22,232
3,500	National Semiconductor Corp.	73,675
1,500	NAVTEQ Corp. *	114,765
159,300	Oracle Corp. *	3,638,412
73,200	Qualcomm, Inc.	3,553,128
300	Salesforce.com, Inc. *	21,693
2,000	Silicon Laboratories, Inc. *	73,700
5,000	Texas Instruments, Inc.	162,400
7,900	Total System Services, Inc.	193,708
1,300	Trimble Navigation Ltd. *	51,792
2,900	VeriSign, Inc. *	116,116
11,700	Western Digital Corp. *	439,101
2,300	Western Union Co. (The)	54,372
	Total Information Technology	45,964,573

	Materials — 3.0%
3,000	Air Products & Chemicals, Inc.	305,760
3,200	Celanese Corp.-Class A	155,840
800	Ecolab, Inc.	35,864
1,400	FMC Corp.	103,572
800	Freeport-McMoRan Copper & Gold, Inc.	92,568
500	Martin Marietta Materials, Inc.	58,345
32,400	Monsanto Co.	4,127,760
2,000	Nucor Corp.	149,600
4,900	Owens-IIlinois, Inc. *	280,378
1,600	Packaging Corp. of America	41,664
6,600	Praxair, Inc.	627,396
1,200	Reliance Steel & Aluminum Co.	81,564
2,200	Sigma-Aldrich Corp.	129,272
	Total Materials	6,189,583

	Telecommunication Services — 0.8%
14,145	AT&T, Inc.	564,386
1,000	Crown Castle International Corp. *	42,490
26,300	Verizon Communications, Inc.	1,011,761
	Total Telecommunication Services	1,618,637

	Utilities — 0.1%
1,700	NRG Energy, Inc. *	70,703
3,100	Reliant Energy, Inc. *	79,236
	Total Utilities	149,939

	TOTAL COMMON STOCKS (COST $199,882,192)	201,210,243

Shares/Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 3.3%

	Money Market Funds — 1.5%
3,214,160	State Street Institutional Treasury Money Market Fund-Institutional Class	3,214,160
	Other Short-Term Investments — 1.8%
1,000,000	U.S. Treasury Bill, 2.05%, due 07/24/08 (a)	996,925
2,670,000	U.S. Treasury Bill, 2.27%, due 07/24/08 (a)	2,660,909

	Total Other Short-Term Investments	3,657,834

	TOTAL SHORT-TERM INVESTMENTS (COST $6,871,994)	6,871,994

	TOTAL INVESTMENTS — 99.8%
	(Cost $206,754,186)	208,082,237

	Other Assets and Liabilities (net) — 0.2%	482,948

	TOTAL NET ASSETS — 100.0%	$208,565,185

As of May 31, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$207,413,723	$13,353,142	$(12,684,628)	$668,514

A summary of outstanding financial instruments at May 31, 2008 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)

Buys

60	S&P 500 E-Mini	June 2008	$4,201,800	$79,073

As of May 31, 2008, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

*	Non-income producing security.
(a)	Rate shown represents yield-to-maturity.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that may not be active or for which all significant inputs are observable, either directly or indirectly (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2008 in valuing the Fund’s investments carried at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments *
Level 1 - Quoted Prices	$201,210,243	$79,073
Level 2 - Other Significant Observable Inputs	6,871,994	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$208,082,237	$79,073

 *Other financial instruments include futures contracts.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$—	$—
Level 2 - Other Significant Observable Inputs	—	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$—	$—

The Fund held no investments or other financial instruments during the period from March 1, 2008 through May 31, 2008, whose fair value was determined using level 3 inputs.

Futures contracts

The Fund may purchase and sell futures contracts.  Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund.  The payable or receivable is liquidated on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Swap agreements

The Fund may enter into swap agreements.  A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument.  Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.  Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts.  To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively.  Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate.  The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate.  Variance swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the annualized realized variance of returns on the underlying price and a fixed quantity, also known as the variance strike, over a period of time.  In connection with these agreements, cash or securities may be set aside as collateral by the Fund’s custodian or brokers in accordance with the terms of the swap agreement.  The Fund earns or pays interest on cash set aside as collateral.

Swaps are marked to market daily using models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss.  Payments received or made on swap contracts are recorded as realized gain or loss.  Gains or losses are realized upon early termination of the swap agreements.  These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material.  Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk.  Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2008 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 96.4%

	Consumer Discretionary — 8.6%
500	Abercrombie & Fitch Co.-Class A	36,300
600	Advance Auto Parts, Inc.	24,180
500	American Eagle Outfitters, Inc.	9,110
800	Apollo Group, Inc.-Class A *	38,232
2,400	AutoNation, Inc. *	37,896
200	AutoZone, Inc. *	25,312
1,500	Bed Bath & Beyond, Inc. *	47,790
300	Best Buy Co., Inc.	14,007
400	BorgWarner, Inc.	20,684
700	Brunswick Corp.	9,590
1,000	Career Education Corp. *	18,290
900	Centex Corp.	16,947
900	Coach, Inc. *	32,670
1,700	D.R. Horton, Inc.	21,607
1,100	Discovery Holding Co.-Class A *	28,809
1,100	Dollar Tree, Inc. *	40,590
500	Expedia, Inc. *	12,125
900	Family Dollar Stores, Inc.	19,260
16,154	Ford Motor Co. *	109,847
3,400	Gannett Co., Inc.	97,954
1,500	Gap (The), Inc.	27,375
2,300	General Motors Corp.	39,330
900	Harley-Davidson, Inc.	37,413
22,500	Home Depot, Inc.	615,600
500	ITT Educational Services, Inc. *	36,315
2,600	Johnson Controls, Inc.	88,556
600	KB Home	12,306
1,700	Kohl’s Corp. *	76,160
1,300	Lennar Corp.-Class A	21,944
400	Liberty Global, Inc.-Class A *	14,340
1,100	Liz Claiborne, Inc.	19,206
12,600	Lowe’s Cos., Inc.	302,400
500	McDonald’s Corp.	29,660
400	McGraw-Hill Cos. (The), Inc.	16,596
431	MDC Holdings, Inc.	17,512
400	Mohawk Industries, Inc. *	30,032
400	Nike, Inc.-Class B	27,348
800	Office Depot, Inc. *	10,160
1,000	O’Reilly Automotive, Inc. *	26,150
800	Penske Auto Group, Inc.	16,712
700	Pulte Homes, Inc.	8,561
3,200	Staples, Inc.	75,040
2,900	Target Corp.	154,744
100	Tiffany & Co.	4,903
900	Toll Brothers, Inc. *	18,963
500	TRW Automotive Holdings Corp. *	12,475
300	VF Corp.	22,710
	Total Consumer Discretionary	2,423,711

	Consumer Staples — 12.6%
400	Alberto-Culver Co.	10,572
7,800	Altria Group, Inc.	173,628
800	Anheuser-Busch Cos., Inc.	45,968
1,600	Archer-Daniels-Midland Co.	63,520
300	Avon Products, Inc.	11,718

300	BJ’s Wholesale Club, Inc. *	11,847
10,600	Coca-Cola Co. (The)	606,956
1,500	Coca-Cola Enterprises, Inc.	30,210
700	Colgate-Palmolive Co.	52,052
1,000	Costco Wholesale Corp.	71,320
1,800	CVS Caremark Corp.	77,022
300	Energizer Holdings, Inc. *	24,477
200	Kellogg Co.	10,362
800	Kimberly-Clark Corp.	51,040
1,507	Kraft Foods, Inc.	48,947
1,200	Kroger Co.	33,168
300	Pepsi Bottling Group (The), Inc.	9,726
600	PepsiAmericas, Inc.	14,622
5,300	PepsiCo, Inc.	361,990
4,900	Philip Morris International, Inc. *	258,034
500	Pilgrim’s Pride Corp.	13,000
6,100	Procter & Gamble Co. (The)	402,905
875	Supervalu, Inc.	30,686
1,424	Tyson Foods, Inc.-Class A	26,828
200	UST, Inc.	11,046
3,300	Walgreen Co.	118,866
16,500	Wal-Mart Stores, Inc.	952,710
200	WM Wrigley Jr. Co.	15,426
	Total Consumer Staples	3,538,646

	Energy — 24.4%
1,900	Anadarko Petroleum Corp.	142,443
2,000	Apache Corp.	268,120
400	BJ Services Co.	12,080
500	Chesapeake Energy Corp.	27,385
16,700	Chevron Corp.	1,655,805
300	Cimarex Energy Co.	20,442
12,029	ConocoPhillips	1,119,900
1,000	Devon Energy Corp.	115,940
200	EOG Resources, Inc.	25,726
200	Exterran Holdings, Inc. *	14,704
25,100	Exxon Mobil Corp.	2,227,876
300	Forest Oil Corp. *	20,025
300	Helix Energy Solutions Group, Inc. *	11,589
400	Helmerich & Payne, Inc.	25,060
900	Hess Corp.	110,529
700	Murphy Oil Corp.	64,855
200	Noble Corp.	12,628
5,600	Occidental Petroleum Corp.	514,808
200	Overseas Shipholding Group, Inc.	15,812
600	Patterson-UTI Energy, Inc.	18,888
300	Rowan Cos., Inc.	13,245
500	Sunoco, Inc.	22,235
300	Tidewater, Inc.	20,499
200	Transocean, Inc. *	30,038
100	Unit Corp. *	7,669
4,700	Valero Energy Corp.	238,948
1,600	Weatherford International Ltd. *	73,008
	Total Energy	6,830,257

	Financials — 14.6%
1,800	ACE Ltd.	108,126
2,000	Aflac, Inc.	134,260
8,100	Allstate Corp. (The)	412,614
10,900	American International Group, Inc.	392,400

1,500	Annaly Capital Management, Inc.	26,715
1,400	AON Corp.	66,066
200	Assurant, Inc.	13,606
300	Axis Capital Holdings Ltd.	10,515
13,376	Bank of America Corp.	454,918
2,400	BB&T Corp.	75,528
100	BlackRock, Inc.	22,499
300	Capital One Financial Corp.	14,436
2,900	Chubb Corp.	155,904
29,500	Citigroup, Inc.	645,755
200	CNA Financial Corp.	6,078
1,300	Comerica, Inc.	48,334
600	Commerce Group, Inc.	22,062
1,600	Countrywide Financial Corp.	8,416
300	Endurance Specialty Holdings Ltd.	10,098
100	Everest Re Group Ltd.	8,772
8,500	Fannie Mae	229,670
1,000	Fifth Third Bancorp	18,700
800	First American Corp.	26,856
1,200	First Horizon National Corp.	11,508
600	Freddie Mac	15,252
100	Goldman Sachs Group, Inc.	17,641
1,300	Hartford Financial Services Group (The), Inc.	92,391
400	HCC Insurance Holdings, Inc.	9,524
600	Hudson City Bancorp, Inc.	10,680
600	Janus Capital Group, Inc.	17,400
500	KeyCorp	9,735
1,000	Leucadia National Corp.	54,300
400	Marshall & Ilsley Corp.	9,296
1,200	MBIA, Inc.	8,352
900	MGIC Investment Corp.	10,818
200	Morgan Stanley	8,846
300	Nasdaq OMX Group (The), Inc. *	10,509
4,072	National City Corp.	23,781
2,575	Old Republic International Corp.	38,754
1,600	Popular, Inc.	17,440
4,400	Progressive Corp. (The)	88,264
800	Protective Life Corp.	33,584
300	Reinsurance Group of America, Inc.	15,426
700	Safeco Corp.	46,900
600	SLM Corp. *	13,602
200	StanCorp Financial Group, Inc.	10,998
200	T. Rowe Price Group, Inc.	11,584
700	Torchmark Corp.	44,387
5,600	Travelers Cos. (The), Inc.	278,936
600	UnionBanCal Corp.	30,036
1,400	Unum Group	33,712
3,900	US Bancorp	129,441
1,200	W.R. Berkley Corp.	32,508
1,000	Wachovia Corp.	23,800
3,684	Washington Mutual, Inc.	33,230
	Total Financials	4,104,963

	Health Care — 16.6%
2,100	Abbott Laboratories	118,335
1,100	Aetna, Inc.	51,876
2,400	AmerisourceBergen Corp.	99,192
1,800	Amgen, Inc. *	79,254
2,100	Biogen Idec, Inc. *	131,775
700	Bristol-Myers Squibb Co.	15,953
2,200	Cardinal Health, Inc.	124,388

400	Charles River Laboratories International, Inc. *	25,712
200	Cigna Corp.	8,120
2,100	Coventry Health Care, Inc. *	96,663
2,900	Eli Lilly & Co.	139,606
1,500	Express Scripts, Inc. *	108,165
1,600	Forest Laboratories, Inc. *	57,456
400	Genzyme Corp. *	27,384
1,100	Gilead Sciences, Inc. *	60,852
400	Invitrogen Corp. *	18,384
11,400	Johnson & Johnson	760,836
1,900	King Pharmaceuticals, Inc. *	19,494
3,900	McKesson Corp.	224,835
1,600	Medco Health Solutions, Inc. *	77,520
1,900	Medtronic, Inc.	96,273
7,200	Merck & Co., Inc.	280,512
400	Patterson Cos., Inc. *	13,604
200	Pediatrix Medical Group, Inc. *	10,766
600	PerkinElmer, Inc.	16,968
38,200	Pfizer, Inc.	739,552
800	Quest Diagnostics, Inc.	40,328
1,700	Stryker Corp.	109,735
16,967	UnitedHealth Group, Inc.	580,441
400	Watson Pharmaceuticals, Inc. *	11,424
4,100	WellPoint, Inc. *	228,862
1,700	Wyeth	75,599
2,600	Zimmer Holdings, Inc. *	189,280
	Total Health Care	4,639,144

	Industrials — 7.7%
2,400	3M Co.	186,144
200	AGCO Corp. *	12,086
200	Alliant Techsystems, Inc. *	21,712
1,700	Avis Budget Group, Inc. *	23,664
300	Copart, Inc. *	13,500
300	Cummins, Inc.	21,126
1,400	Danaher Corp.	109,452
2,800	Deere & Co.	227,752
200	Eaton Corp.	19,336
200	Emerson Electric Co.	11,636
300	FedEx Corp.	27,513
1,500	General Dynamics Corp.	138,225
12,500	General Electric Co.	384,000
200	Goodrich Corp.	12,962
700	Honeywell International, Inc.	41,734
600	Illinois Tool Works, Inc.	32,220
1,200	Ingersoll-Rand	52,848
200	ITT Industries, Inc.	13,200
400	Kennametal, Inc.	15,460
900	L-3 Communications Holdings, Inc.	96,651
1,200	Masco Corp.	22,248
500	Northrop Grumman Corp.	37,730
1,300	Paccar, Inc.	69,407
1,350	Parker-Hannifin Corp.	114,305
400	Pentair, Inc.	14,972
300	Raytheon Co.	19,158
200	Rockwell Collins, Inc.	12,274
200	SPX Corp.	26,576
200	Teleflex, Inc.	11,822
300	Thomas & Betts Corp. *	12,741
400	Trane, Inc.	18,568
1,775	Tyco International Ltd.	80,212

600	Union Pacific Corp.	49,386
500	United Parcel Service, Inc.-Class B	35,510
100	United Rentals, Inc. *	2,059
2,000	United Technologies Corp.	142,080
200	URS Corp. *	9,562
200	W.W. Grainger, Inc.	18,252
	Total Industrials	2,158,083

	Information Technology — 8.9%
200	Affiliated Computer Services, Inc.-Class A *	10,840
500	Arrow Electronics, Inc. *	15,330
700	Avnet, Inc. *	20,664
700	Cadence Design Systems, Inc. *	8,134
14,300	Cisco Systems, Inc. *	382,096
300	Citrix Systems, Inc. *	10,269
400	Cypress Semiconductor Corp. *	11,152
4,700	Dell, Inc. *	108,382
4,800	eBay, Inc. *	144,048
3,400	EMC Corp. *	59,296
200	Factset Research Systems, Inc.	12,942
1,100	Fiserv, Inc. *	57,596
600	Foundry Networks, Inc. *	8,160
100	Google, Inc.-Class A *	58,580
300	Hewitt Associates, Inc.-Class A *	11,748
1,300	Hewlett-Packard Co.	61,178
1,700	Ingram Micro, Inc.-Class A *	30,821
1,800	Intel Corp.	41,724
1,100	International Business Machines Corp.	142,373
400	Intersil Corp.-Class A	11,148
1,200	Juniper Networks, Inc. *	33,024
500	Lexmark International, Inc. *	18,430
300	McAfee, Inc. *	10,875
20,500	Microsoft Corp.	580,560
1,800	Novell, Inc. *	12,744
10,200	Oracle Corp. *	232,968
5,300	Qualcomm, Inc.	257,262
700	Tech Data Corp. *	25,613
900	VeriSign, Inc. *	36,036
1,800	Western Digital Corp. *	67,554
	Total Information Technology	2,481,547

	Materials — 1.0%
500	Air Products & Chemicals, Inc.	50,960
1,300	Alcoa, Inc.	52,767
300	AptarGroup, Inc.	13,416
600	Cabot Corp.	19,224
300	Celanese Corp.-Class A	14,610
200	Cytec Industries, Inc.	12,632
600	Dow Chemical Co. (The)	24,240
400	FMC Corp.	29,592
300	Lubrizol Corp.	16,830
400	Reliance Steel & Aluminum Co.	27,188
200	Sigma-Aldrich Corp.	11,752
1,100	Smurfit-Stone Container Corp. *	7,403
	Total Materials	280,614

	Telecommunication Services — 1.5%
4,158	AT&T, Inc.	165,904
6,752	Verizon Communications, Inc.	259,749
	Total Telecommunication Services	425,653

	Utilities — 0.5%
500	NRG Energy, Inc. *	20,795
500	PPL Corp.	25,655
1,200	Public Service Enterprise Group, Inc.	53,112
1,300	Reliant Energy, Inc. *	33,228
	Total Utilities	132,790

	TOTAL COMMON STOCKS (COST $29,257,327)	27,015,408

Shares	Description	Value ($)
	RIGHTS AND WARRANTS — 0.0%

	Information Technology — 0.0%
800	Seagate Technology, Inc. Rights * (a)	8

	TOTAL RIGHTS AND WARRANTS (COST $0)	8

	SHORT-TERM INVESTMENTS — 3.4%

	Money Market Funds — 3.4%
965,945	State Street Institutional Treasury Money Market Fund-Institutional Class	965,945

	TOTAL SHORT-TERM INVESTMENTS (COST $965,945)	965,945

	TOTAL INVESTMENTS — 99.8%
	(Cost $30,223,272)	27,981,361

	Other Assets and Liabilities (net) — 0.2%	50,615

	TOTAL NET ASSETS — 100.0%	$28,031,976

As of May 31, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$30,594,729	$1,764,751	$(4,378,119)	$(2,613,368)

A summary of outstanding financial instruments at May 31, 2008 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys

8	S&P 500 E-Mini	June 2008	$560,240	$2,374

As of May 31, 2008, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

*	Non-income producing security.
(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that may not be active or for which all significant inputs are observable, either directly or indirectly (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2008 in valuing the Fund’s investments carried at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$27,015,408	$2,374
Level 2 - Other Significant Observable Inputs	965,945	—
Level 3 - Significant Unobservable Inputs	8	—
Total	$27,981,361	$2,374

*Other financial instruments include futures contracts.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$—	$—
Level 2 - Other Significant Observable Inputs	—	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$—	$—

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments

Balance as of March 1, 2008	$8	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation/depreciation	—	—
Net purchases (sales)	—	—
Net transfers in and/or out of Level 3	—	—
Balance as of May 31, 2008	$8	$—

Futures contracts

The Fund may purchase and sell futures contracts.  Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Swap agreements

The Fund may enter into swap agreements.  A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument.  Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.  Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts.  To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively.  Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate.  The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate.  Variance swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the annualized realized variance of returns on the underlying price and a fixed quantity, also known as the variance strike, over a period of time.  In connection with these agreements, cash or securities may be set aside as collateral by the Fund’s custodian or brokers in accordance with the terms of the swap agreement.  The Fund earns or pays interest on cash set aside as collateral.

Swaps are marked to market daily using models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss.  Payments received or made on swap contracts are recorded as realized gain or loss.  Gains or losses are realized upon early termination of the swap agreements.  These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material.  Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk.  Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2008 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 96.2%

	Consumer Discretionary — 3.5%
779,300	Apollo Group, Inc.-Class A *	37,242,747
6,940,800	Home Depot, Inc.	189,900,288
2,144,300	Lowe’s Cos., Inc.	51,463,200
382,700	McDonald’s Corp.	22,701,764
380,400	Target Corp.	20,298,144
	Total Consumer Discretionary	321,606,143

	Consumer Staples — 25.2%
1,310,400	Anheuser-Busch Cos., Inc.	75,295,584
664,200	Avon Products, Inc.	25,943,652
312,600	Campbell Soup Co.	10,465,848
234,500	Clorox Co.	13,396,985
9,661,900	Coca-Cola Co. (The)	553,240,394
757,900	Colgate-Palmolive Co.	56,357,444
300,800	Energizer Holdings, Inc. *	24,542,272
478,700	Estee Lauder Cos. (The), Inc.-Class A	22,786,120
268,700	General Mills, Inc.	16,981,840
160,100	Hershey Co. (The)	6,274,319
221,400	HJ Heinz Co.	11,050,074
380,600	Kellogg Co.	19,718,886
1,070,700	Kimberly-Clark Corp.	68,310,660
1,076,100	Kraft Foods, Inc.	34,951,728
5,999,000	PepsiCo, Inc.	409,731,700
4,232,400	Procter & Gamble Co. (The)	279,550,020
1,948,200	Walgreen Co.	70,174,164
9,821,100	Wal-Mart Stores, Inc.	567,070,314
437,400	WM Wrigley Jr. Co.	33,736,662
	Total Consumer Staples	2,299,578,666

	Energy — 11.7%
5,074,100	Chevron Corp.	503,097,015
6,349,400	Exxon Mobil Corp.	563,572,744
	Total Energy	1,066,669,759

	Health Care — 28.5%
2,310,805	Abbott Laboratories	130,213,862
1,369,560	Amgen, Inc. *	60,301,727
456,600	Bristol-Myers Squibb Co.	10,405,914
987,800	Coventry Health Care, Inc. *	45,468,434
3,244,473	Eli Lilly & Co.	156,188,930
872,000	Express Scripts, Inc. *	62,879,920
494,600	Forest Laboratories, Inc. *	17,761,086
8,441,100	Johnson & Johnson	563,359,014
1,850,030	Medtronic, Inc.	93,741,020
7,326,500	Merck & Co., Inc.	285,440,440
28,003,300	Pfizer, Inc.	542,143,888
532,700	Stryker Corp.	34,385,785
10,502,494	UnitedHealth Group, Inc.	359,290,320
933,700	WellPoint, Inc. *	52,119,134
1,718,320	Wyeth	76,413,690
1,398,500	Zimmer Holdings, Inc. *	101,810,800
	Total Health Care	2,591,923,964

	Industrials — 5.2%
2,579,400	3M Co.	200,058,264
724,000	Danaher Corp.	56,602,320
300,000	General Dynamics Corp.	27,645,000
327,600	L-3 Communications Holdings, Inc.	35,180,964
806,800	United Parcel Service, Inc.-Class B	57,298,936
1,310,600	United Technologies Corp.	93,105,024
	Total Industrials	469,890,508

	Information Technology — 18.8%
9,187,400	Cisco Systems, Inc. *	245,487,328
556,400	Citrix Systems, Inc. *	19,045,572
1,612,800	Dell, Inc. *	37,191,168
4,319,273	eBay, Inc. *	129,621,383
389,900	Fiserv, Inc. *	20,415,164
164,800	Google, Inc.-Class A *	96,539,840
1,242,100	International Business Machines Corp.	160,765,003
19,469,000	Microsoft Corp.	551,362,080
8,786,600	Oracle Corp. *	200,685,944
5,127,400	Qualcomm, Inc.	248,883,996
	Total Information Technology	1,709,997,478

	Telecommunication Services — 3.3%
2,820,595	AT&T, Inc.	112,541,740
4,903,000	Verizon Communications, Inc.	188,618,410
	Total Telecommunication Services	301,160,150

	TOTAL COMMON STOCKS (COST $8,859,305,944)	8,760,826,668

Shares/Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 4.0%

	Money Market Funds — 0.3%
31,677,834	State Street Institutional Treasury Money Market Fund-Institutional Class	31,677,834
	Other Short-Term Investments — 3.7%
75,572,052	Eurodollar Time Deposit, 1.00%, due 06/02/08	75,572,052
45,000,000	U.S. Treasury Bill, 1.13%, due 07/24/08 (a)	44,923,725
215,910,000	U.S. Treasury Bill, 2.27%, due 07/24/08 (a)	215,174,826
	Total Other Short-Term Investments	335,670,603

	TOTAL SHORT-TERM INVESTMENTS (COST $367,348,437)	367,348,437

	TOTAL INVESTMENTS — 100.2%
	(Cost $9,226,654,381)	9,128,175,105

	Other Assets and Liabilities (net) — (0.2%)	(21,978,567)

	TOTAL NET ASSETS — 100.0%	$9,106,196,538

As of May 31, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$9,249,812,985	$484,192,640	$(605,830,520)	$(121,637,880)

Notes to Schedule of Investments:

*	Non-income producing security.
(a)	Rate shown represents yield-to-maturity.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that may not be active or for which all significant inputs are observable, either directly or indirectly (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2008 in valuing the Fund’s investments carried at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$8,836,398,720	$—
Level 2 - Other Significant Observable Inputs	291,776,385	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$9,128,175,105	$—

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$—	$—
Level 2 - Other Significant Observable Inputs	—	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$—	$—

The Fund held no investments or other financial instruments during the period from March 1, 2008 through May 31, 2008, whose fair value was determined using level 3 inputs.

Futures contracts

The Fund may purchase and sell futures contracts.  Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Swap agreements

The Fund may enter into swap agreements.  A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument.  Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.  Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts.  To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively.  Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate.  The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate.  Variance swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the annualized realized variance of returns on the underlying price and a fixed quantity, also known as the variance strike, over a period of time.  In connection with these agreements, cash or securities may be set aside as collateral by the Fund’s custodian or brokers in accordance with the terms of the swap agreement.  The Fund earns or pays interest on cash set aside as collateral.

Swaps are marked to market daily using models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss.  Payments received or made on swap contracts are recorded as realized gain or loss.  Gains or losses are realized upon early termination of the swap agreements.  These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material.  Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk.  Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2008 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 99.9%

	Consumer Discretionary — 15.6%
600	1-800-FLOWERS.COM, Inc. *	4,968
100	Abercrombie & Fitch Co.-Class A	7,260
600	Advance Auto Parts, Inc.	24,180
700	Aeropostale, Inc. *	24,458
300	Ambassadors Group, Inc.	5,568
200	Arbitron, Inc.	9,972
400	Bally Technologies, Inc. *	18,004
300	Blue Nile, Inc. *	15,993
600	BorgWarner, Inc.	31,026
600	Buckle, Inc.	27,498
200	Burger King Holdings, Inc.	5,710
200	Capella Education Co. *	12,982
300	Career Education Corp. *	5,487
300	Cheesecake Factory (The), Inc. *	6,009
900	Choice Hotels International, Inc.	31,185
400	Cooper Tire & Rubber Co.	4,392
200	Darden Restaurants, Inc.	6,850
500	Deckers Outdoor Corp. *	68,360
500	DeVry, Inc.	28,525
400	Dick’s Sporting Goods, Inc. *	9,260
500	Discovery Holding Co.-Class A *	13,095
600	Dollar Tree, Inc. *	22,140
1,250	Fossil, Inc. *	39,637
800	GameStop Corp.-Class A *	39,680
1,800	Gentex Corp.	31,608
1,300	Guess?, Inc.	53,079
800	Hasbro, Inc.	28,992
1,100	Interactive Data Corp.	30,294
1,300	ITT Educational Services, Inc. *	94,419
1,000	Jack in the Box, Inc. *	24,570
400	John Wiley and Sons, Inc.-Class A	18,900
1,700	LKQ Corp. *	37,672
700	Marvel Entertainment, Inc. *	23,821
300	Matthews International Corp.-Class A	14,283
300	Meredith Corp.	9,843
100	Morningstar, Inc. *	7,095
1,000	O’Reilly Automotive, Inc. *	26,150
200	Papa John’s International, Inc. *	5,886
300	Polaris Industries, Inc.	14,316
200	Pre-Paid Legal Services, Inc. *	8,398
900	Priceline.com, Inc. *	121,077
600	Ross Stores, Inc.	21,972
300	Service Corporation International	3,210
100	Snap-On, Inc.	6,192
300	Sonic Corp. *	5,754
200	Speedway Motorsports Inc.	5,098
400	Strayer Education, Inc.	79,960
300	Thor Industries, Inc.	8,088
800	Tiffany & Co.	39,224
900	Tupperware Corp.	34,470
300	Universal Electronics, Inc. *	7,626
2,400	Urban Outfitters, Inc. *	77,256
700	Weight Watchers International, Inc.	29,267
400	Williams-Sonoma, Inc.	10,168
200	WMS Industries, Inc. *	7,408
300	Wolverine World Wide, Inc.	8,613
	Total Consumer Discretionary	1,356,948

	Consumer Staples — 6.6%
1,000	Alberto-Culver Co.	26,430
400	Boston Beer Co., Inc.-Class A *	15,912
400	Cal-Maine Foods, Inc.	12,480
700	Central European Distribution Corp. *	49,952
300	Chattem, Inc. *	18,663
800	Church & Dwight Co., Inc.	45,544
1,000	Darling International, Inc. *	16,110
900	Energizer Holdings, Inc. *	73,431
1,200	Flowers Foods, Inc.	33,756
800	Fresh Del Monte Produce, Inc. *	23,632
600	Green Mountain Coffee Roasters, Inc. *	25,896
1,700	Hansen Natural Corp. *	53,108
100	Herbalife, Ltd.	3,854
1,300	Hormel Foods Corp.	49,127
100	Inter Parfums, Inc.	2,517
200	J & J Snack Foods Corp.	5,810
300	JM Smucker Co. (The)	15,837
200	Lancaster Colony Corp.	6,554
1,100	McCormick & Co., Inc. (Non Voting)	41,338
700	National Beverage Corp.	5,257
300	Nu Skin Enterprises, Inc.-Class A	5,142
700	PepsiAmericas, Inc.	17,059
200	Ruddick Corp.	7,106
4	Seaboard Corp.	7,180
100	USANA Health Sciences, Inc. *	2,545
200	WD-40 Co.	6,928
	Total Consumer Staples	571,168

	Energy — 7.8%
400	Alpha Natural Resources, Inc. *	32,672
600	Arena Resources, Inc. *	30,042
100	Atlas America, Inc.	6,863
400	Atwood Oceanics, Inc. *	40,764
100	Berry Petroleum Co.	5,400
300	Cabot Oil & Gas Corp.	18,075
200	CARBO Ceramics, Inc.	9,538
300	Cimarex Energy Co.	20,442
200	Contango Oil & Gas Co. *	16,710
100	Dawson Geophysical Co. *	6,829
2,300	Denbury Resources, Inc. *	78,108
400	Dresser-Rand Group, Inc. *	16,128
200	Encore Acquisition Co. *	13,358
1,200	FMC Technologies, Inc. *	86,220
200	Forest Oil Corp. *	13,350
1,100	Frontier Oil Corp.	33,121
300	Golar LNG Ltd.	5,511
100	Gulfmark Offshore, Inc. *	6,713
400	Helmerich & Payne, Inc.	25,060
500	Holly Corp.	21,225
1,400	Oceaneering International, Inc. *	99,904
200	Oil States International, Inc. *	11,684
200	Patterson-UTI Energy, Inc.	6,296
100	Petroleum Development Corp. *	6,910
300	Stone Energy Corp. *	20,274
200	Superior Energy Services, Inc. *	10,738
100	T-3 Energy Services, Inc. *	6,472
100	W-H Energy Services, Inc. *	8,553
200	Whiting Petroleum Corp. *	18,706
	Total Energy	675,666

	Financials — 5.4%
500	Annaly Capital Management, Inc.	8,905
200	Axis Capital Holdings Ltd.	7,010
1,100	Brown & Brown, Inc.	21,417
400	Cohen & Steers, Inc.	12,072
2,500	Eaton Vance Corp.	106,375
100	Entertainment Properties Trust REIT	5,505
500	Erie Indemnity Co.-Class A	25,595
1,200	Federated Investors, Inc.-Class B	44,232
100	GAMCO Investors, Inc.-Class A	5,309
100	Greenhill & Co., Inc.	6,025
200	HCC Insurance Holdings, Inc.	4,762
200	Hilb Rogal & Hobbs Co.	6,192
100	IntercontinentalExchange, Inc. *	13,820
300	Janus Capital Group, Inc.	8,700
200	Mercury General Corp.	10,172
200	Nationwide Health Properties, Inc. REIT	6,826
200	Odyssey Re Holdings Corp.	7,508
400	optionsXpress Holdings, Inc.	9,136
100	PartnerRe Ltd.	7,369
600	Philadelphia Consolidated Holding Corp. *	22,350
100	RenaissanceRe Holdings Ltd.	5,216
2,800	SEI Investment Co.	67,536
100	StanCorp Financial Group, Inc.	5,499
100	Torchmark Corp.	6,341
1,100	Waddell and Reed Financial, Inc.	38,896
100	Westamerica Bancorporation	5,550
	Total Financials	468,318

	Health Care — 19.5%
200	Abaxis, Inc. *	5,878
100	Air Methods Corp. *	3,854
500	Amedisys, Inc. *	25,405
400	AMERIGROUP Corp. *	11,044
300	Amsurg Corp. *	8,184
1,000	Applied Biosystems Group	34,760
500	ArthoCare Corp. *	22,055
200	Auxilium Pharmaceuticals, Inc. *	6,368
300	Barr Pharmaceuticals, Inc. *	13,140
200	Beckman Coulter, Inc.	13,878
200	BioMarin Pharmaceutical, Inc. *	7,634
200	Bio-Rad Laboratories, Inc. *	17,896
500	Cerner Corp. *	22,685
900	Charles River Laboratories International, Inc. *	57,852
300	Chemed Corp.	10,866
200	CorVel Corp. *	7,202
1,300	Covance, Inc. *	106,574
100	DaVita, Inc. *	5,188
2,800	DENTSPLY International, Inc.	113,512
300	Dionex Corp. *	21,876
500	Edwards Lifesciences Corp. *	28,855
300	Emergency Medical Services, LP *	6,993
1,100	Endo Pharmaceuticals Holdings, Inc. *	27,104
500	eResearch Technology, Inc. *	7,995
800	Gen-Probe, Inc. *	45,552
200	Haemonetics Corp. *	11,272
100	Health Net, Inc. *	3,100

200	HealthExtras, Inc. *	6,250
300	Healthways, Inc. *	9,690
1,500	Henry Schein, Inc. *	83,580
300	Hill-Rom Holdings, Inc.	9,225
400	Hologic, Inc. *	9,612
1,500	Idexx Laboratories, Inc. *	75,750
200	Illumina, Inc. *	15,696
1,300	Immucor, Inc. *	34,879
300	IMS Health, Inc.	7,272
400	Intuitive Surgical, Inc. *	117,436
2,200	Invitrogen Corp. *	101,112
700	Kinetic Concepts, Inc. *	30,401
100	Landauer Inc.	5,981
500	Lincare Holdings, Inc. *	13,030
1,700	Meridian Bioscience, Inc.	49,861
200	Owens & Minor, Inc.	9,496
600	PAREXEL International Corp. *	14,754
1,500	Patterson Cos., Inc. *	51,015
1,100	Pediatrix Medical Group, Inc. *	59,213
200	PerkinElmer, Inc.	5,656
1,000	Perrigo Co.	36,610
1,900	Pharmaceutical Product Development, Inc.	83,999
400	ResMed, Inc. *	15,756
300	Sciele Pharma, Inc.	6,573
300	Steris Corp.	9,075
200	SurModics Inc. *	8,968
500	Techne Corp. *	39,250
100	Universal Health Services, Inc.-Class B	6,500
800	Varian Medical Systems, Inc. *	38,032
300	Varian, Inc. *	16,647
700	VCA Antech, Inc. *	21,959
100	Vital Sign Inc.	5,679
900	Waters Corp. *	55,368
	Total Health Care	1,701,047

	Industrials — 20.3%
600	ABM Industries, Inc.	13,098
200	Advisory Board Co. (The) *	9,234
400	Alliant Techsystems, Inc. *	43,424
900	Ametek, Inc.	46,170
200	Applied Industrial Technologies, Inc.	5,502
100	Axsys Technologies, Inc. *	5,916
100	Badger Meter, Inc.	4,915
300	Barnes Group, Inc.	9,582
100	BE Aerospace, Inc. *	3,495
200	Brady Corp.-Class A	7,742
400	Bucyrus International, Inc.	28,312
200	Carlisle Cos., Inc.	6,686
200	Cintas Corp.	5,904
100	CIRCOR International, Inc.	5,341
500	Clarcor, Inc.	21,710
1,400	Copart, Inc. *	63,000
900	Donaldson Co., Inc.	46,332
700	Dun & Bradstreet Corp.	63,966
400	Dynamic Materials Corp.	17,352
800	Equifax, Inc.	30,528
200	Exponent, Inc. *	6,524
600	Fastenal Co.	29,664
600	Flowserve Corp.	83,112
200	Forward Air Corp.	7,410
1,200	FTI Consulting, Inc. *	72,072

100	Genco Shipping & Trading, Ltd.	7,024
100	General Cable Corp. *	7,080
200	Gorman-Rupp Co.	8,780
400	Graco, Inc.	16,160
400	GrafTech International Ltd. *	10,560
600	Harsco Corp.	37,992
700	Healthcare Services Group, Inc.	12,348
400	Heartland Express Inc.	6,160
300	Hubbell, Inc.-Class B	14,031
500	Idex Corp.	19,420
400	IHS, Inc.-Class A *	23,824
600	II-VI, Inc. *	23,466
1,200	Jacobs Engineering Group, Inc. *	113,736
500	JB Hunt Transport Services, Inc.	17,420
400	Joy Global, Inc.	33,692
300	Kirby Corp. *	16,698
200	L.B. Foster Co.-Class A *	6,846
300	Landstar System, Inc.	16,716
200	Lincoln Electric Holdings, Inc.	16,496
200	Lindsay Corp.	21,000
300	M&F Worldwide Corp. *	10,737
1,500	Manitowoc Co. (The), Inc.	58,350
300	Middleby Corp. *	17,127
500	Mine Safety Appliances Co.	20,620
1,200	MSC Industrial Direct Co., Inc.-Class A	65,400
100	Nordson Corp.	7,185
900	Pall Corp.	36,729
200	Pentair, Inc.	7,486
600	Raven Industries, Inc.	22,650
200	Republic Services Inc.	6,586
200	Robbins & Myers, Inc.	8,098
600	Rollins, Inc.	9,546
800	Roper Industries, Inc.	52,032
200	Shaw Group (The), Inc. *	12,200
100	SPX Corp.	13,288
200	Stanley, Inc. *	6,312
1,800	Stericycle, Inc. *	104,940
200	Sun Hydraulics Corp.	8,022
400	Sunpower Corp.-Class A *	32,760
600	Taser International, Inc. *	4,218
200	TBS International, Ltd. *	9,316
200	Team, Inc. *	6,408
500	Teledyne Technologies, Inc. *	27,840
100	Teleflex, Inc.	5,911
300	TeleTech Holdings, Inc. *	7,752
200	Toro Co.	7,816
400	Valmont Industries, Inc.	45,936
100	Walter Industries, Inc.	9,324
300	Waste Connections, Inc. *	9,849
500	Watson Wyatt Worldwide, Inc.	29,285
1,000	Woodward Governor Co.	40,270
	Total Industrials	1,770,433

	Information Technology — 17.6%
300	ADTRAN, Inc.	7,467
500	Advanced Analogic Technologies, Inc. *	3,490
100	Alliance Data Systems Corp. *	6,004
700	Amphenol Corp.-Class A	32,641
600	Ansoft Corp. *	21,888
1,600	Ansys, Inc. *	75,680
200	Bankrate, Inc. *	10,100

300	Blackbaud, Inc.	7,098
200	Checkpoint Systems, Inc. *	5,194
300	Citrix Systems, Inc. *	10,269
600	Cogent, Inc. *	7,182
600	Concur Technologies, Inc. *	22,002
1,200	Cree, Inc. *	30,504
200	Diodes, Inc. *	5,646
400	Dolby Laboratories, Inc.-Class A *	19,204
400	EPIQ Systems, Inc. *	6,596
1,550	Factset Research Systems, Inc.	100,300
300	Faro Technologies, Inc. *	8,601
4,200	FLIR Systems, Inc. *	165,564
1,100	Global Payments, Inc.	51,942
400	Hewitt Associates, Inc.-Class A *	15,664
1,300	Informatica Corp. *	23,400
500	Iron Mountain, Inc. *	15,015
100	Itron, Inc. *	9,758
400	j2 Global Communications, Inc. *	10,608
900	Jack Henry and Associates, Inc.	21,420
100	Manhattan Associates, Inc. *	2,540
300	Mantech International Corp.-Class A *	15,129
200	Maximus, Inc.	7,354
900	McAfee, Inc. *	32,625
1,100	Mettler-Toledo International, Inc. *	114,070
1,600	Micros Systems, Inc. *	52,752
600	Microsemi Corp. *	16,440
300	Monolithic Power Systems, Inc. *	7,269
400	National Instruments Corp.	12,704
400	NAVTEQ Corp. *	30,604
300	Net 1 UEPS Technologies, Inc. *	8,388
100	Netgear, Inc. *	1,899
300	OmniVision Technologies, Inc. *	4,860
500	Polycom, Inc. *	12,460
200	Power Integrations, Inc. *	6,526
300	Progress Software Corp. *	9,342
500	QLogic Corp. *	7,895
200	Quality Systems, Inc.	6,586
400	Radiant Systems Inc. *	5,424
300	Rofin-Sinar Technologies, Inc. *	10,617
200	ScanSource, Inc. *	5,992
500	Semtech Corp. *	8,760
400	Silicon Laboratories, Inc. *	14,740
800	Sohu.Com, Inc. *	70,016
200	SRA International, Inc.-Class A *	4,716
600	Stratasys, Inc. *	13,062
500	Sybase, Inc. *	16,010
200	Synaptics, Inc. *	8,554
300	Synchronoss Technologies, Inc. *	3,987
1,200	Syntel, Inc.	39,240
300	Taleo Corp.-Class A *	5,937
1,700	Total System Services, Inc.	41,684
2,600	Trimble Navigation Ltd. *	103,584
350	Varian Semiconductor Equipment Associates, Inc. *	13,311
600	Vasco Data Security International, Inc. *	7,776
200	VeriSign, Inc. *	8,008
200	Vocus, Inc. *	6,354
2,400	Western Digital Corp. *	90,072
200	Zebra Technologies Corp. *	7,520
	Total Information Technology	1,528,044

	Materials — 6.1%
200	Airgas, Inc.	11,834
500	AK Steel Holding Corp.	35,500
300	Albemarle Corp.	13,341
700	AptarGroup, Inc.	31,304
400	Calgon Carbon Corp. *	7,088
700	Celanese Corp.-Class A	34,090
700	CF Industries Holdings, Inc.	95,830
400	Cleveland-Cliffs, Inc.	42,680
400	Flotek Industries, Inc. *	6,852
200	FMC Corp.	14,796
600	International Flavors & Fragrances, Inc.	25,176
200	Lubrizol Corp.	11,220
200	Royal Gold, Inc.	6,148
800	ShengdaTech, Inc. *	6,600
2,000	Sigma-Aldrich Corp.	117,520
200	Silgan Holdings, Inc.	11,446
1,300	Terra Industries, Inc.	56,719
	Total Materials	528,144

	Telecommunication Services — 0.1%
200	Atlantic Tele-Network, Inc.	5,992
400	Premiere Global Services, Inc. *	6,060
	Total Telecommunication Services	12,052

	Utilities — 0.9%
800	Energen Corp.	59,960
200	MDU Resources Group, Inc.	6,606
400	Reliant Energy, Inc. *	10,224
	Total Utilities	76,790

	TOTAL COMMON STOCKS (COST $8,243,399)	8,688,610

Shares	Description	Value ($)

	SHORT-TERM INVESTMENTS — 1.7%

	Money Market Funds — 1.7%

149,559	State Street Institutional Treasury Money Market Fund-Institutional Class	149,559

	TOTAL SHORT-TERM INVESTMENTS (COST $149,559)	149,559

	TOTAL INVESTMENTS — 101.6% (Cost $8,392,958)	8,838,169

	Other Assets and Liabilities (net) — (1.6%)	(142,333)

	TOTAL NET ASSETS — 100.0%	$8,695,836

As of May 31, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$8,512,662	$735,326	$(409,819)	$325,507

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

* Non-income producing security.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that may not be active or for which all significant inputs are observable, either directly or indirectly (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2008 in valuing the Fund’s investments carried at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$8,688,610	$—
Level 2 - Other Significant Observable Inputs	149,559	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$8,838,169	$—

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$—	$—
Level 2 - Other Significant Observable Inputs	—	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$—	$—

The Fund held no investments or other financial instruments during the period from March 1, 2008 through May 31, 2008, whose fair value was determined using level 3 inputs.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. Variance swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the annualized realized variance of returns on the underlying price and a fixed quantity, also known as the variance strike, over a period of time. In connection with these agreements, cash or securities may be set aside as collateral by the Fund’s custodian or brokers in accordance with the terms of the swap agreement. The Fund earns or pays interest on cash set aside as collateral.

Swaps are marked to market daily using models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made on swap contracts are recorded as realized gain or loss. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2008 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 96.6%

	Consumer Discretionary — 17.9%
5,300	Advance Auto Parts, Inc.	213,590
1,800	Aeropostale, Inc. *	62,892
600	Aftermarket Technology Corp. *	13,434
5,700	American Eagle Outfitters, Inc.	103,854
4,550	ArvinMeritor, Inc.	68,113
5,100	Asbury Automotive Group, Inc.	83,997
3,300	Autoliv, Inc.	180,411
24,600	AutoNation, Inc. *	388,434
2,000	Barnes & Noble, Inc.	61,020
2,700	Belo Corp.	25,812
1,200	Black & Decker Corp.	77,640
6,300	Blyth, Inc.	122,598
6,000	BorgWarner, Inc.	310,260
3,500	Brinker International, Inc.	76,755
8,000	Brunswick Corp.	109,600
6,100	Career Education Corp. *	111,569
1,900	CBRL Group, Inc.	55,955
1,850	CEC Entertainment, Inc. *	66,859
1,900	Columbia Sportswear Co.	83,258
2,500	Cooper Tire & Rubber Co.	27,450
1,000	Core-Mark Holding Co., Inc. *	29,040
1,800	Corinthian Colleges, Inc. *	23,040
7,200	Dollar Tree, Inc. *	265,680
3,200	Ethan Allen Interiors, Inc.	89,728
6,700	Family Dollar Stores, Inc.	143,380
4,800	Foot Locker, Inc.	70,128
300	Fossil, Inc. *	9,513
1,190	Furniture Brands International, Inc.	16,731
3,300	Group 1 Automotive, Inc.	85,932
400	Harman International Industries, Inc.	17,888
1,800	Hooker Furniture Corp.	36,324
1,400	Interactive Data Corp.	38,556
1,500	ITT Educational Services, Inc. *	108,945
500	Jakks Pacific, Inc. *	11,800
7,100	Jones Apparel Group, Inc.	119,422
3,100	K-Swiss, Inc.-Class A	49,662
5,800	Lee Enterprises, Inc.	39,440
7,300	Leggett & Platt, Inc.	139,430
100	Lithia Motors, Inc.-Class A	683
10,300	Liz Claiborne, Inc.	179,838
1,000	Matthews International Corp.-Class A	47,610
3,524	MDC Holdings, Inc.	143,180
2,600	Men’s Wearhouse, Inc.	53,898
200	National Presto Industries, Inc.	13,338
5,700	New York Times Co.-Class A	99,294
4,000	Office Depot, Inc. *	50,800
4,300	O’Reilly Automotive, Inc. *	112,445
11,300	Penske Auto Group, Inc.	236,057
1,400	Polaris Industries, Inc.	66,808
3,100	Pomeroy IT Solutions, Inc. *	18,569
800	Pre-Paid Legal Services, Inc. *	33,592
6,200	RadioShack Corp.	90,830
4,200	Regis Corp.	127,428
6,300	Rent-A-Center, Inc. *	132,174
3,700	Ross Stores, Inc.	135,494
5,200	Ruby Tuesday, Inc.	38,896

900	Snap-On, Inc.	55,728
5,000	Sonic Automotive, Inc.	93,250
1,200	Stanley Works (The)	58,296
200	Strayer Education, Inc.	39,980
1,600	Tenneco, Inc. *	38,368
1,200	The Pep Boys - Manny, Moe & Jack	10,776
3,600	Thor Industries, Inc.	97,056
3,300	Timberland Co.-Class A *	60,753
3,200	Toll Brothers, Inc. *	67,424
700	Tractor Supply Co. *	23,919
4,700	TRW Automotive Holdings Corp. *	117,265
4,600	Tupperware Corp.	176,180
800	Tween Brands, Inc. *	15,888
2,200	Williams-Sonoma, Inc.	55,924
600	Wolverine World Wide, Inc.	17,226
2,200	Zale Corp. *	47,916
	Total Consumer Discretionary	6,095,023

	Consumer Staples — 6.8%
3,400	Alberto-Culver Co.	89,862
6,700	BJ’s Wholesale Club, Inc. *	264,583
2,000	Casey’s General Stores, Inc.	43,780
400	Chattem, Inc. *	24,884
2,400	Chiquita Brands International, Inc. *	58,416
200	Coca-Cola Bottling Co. Consolidated	10,344
7,100	Dean Foods Co. *	154,425
400	Elizabeth Arden, Inc. *	6,004
2,400	Energizer Holdings, Inc. *	195,816
1,300	Estee Lauder Cos. (The), Inc.-Class A	61,880
3,000	Flowers Foods, Inc.	84,390
3,300	Fresh Del Monte Produce, Inc. *	97,482
1,000	Hormel Foods Corp.	37,790
3,100	Ingles Markets, Inc.-Class A	75,516
900	JM Smucker Co. (The)	47,511
1,600	Longs Drug Stores Corp.	75,872
100	McCormick & Co., Inc. (Non Voting)	3,758
1,000	Molson Coors Brewing Co.-Class B	58,000
3,300	Nash Finch Co.	126,192
2,600	NBTY, Inc. *	84,916
2,200	Pantry (The), Inc. *	26,840
7,400	PepsiAmericas, Inc.	180,338
1,300	Pilgrim’s Pride Corp.	33,800
1,100	Ruddick Corp.	39,083
1,750	Sanderson Farms, Inc.	87,377
30	Seaboard Corp.	53,850
2,100	Supervalu, Inc.	73,647
10,500	Tyson Foods, Inc.-Class A	197,820
400	WD-40 Co.	13,856
600	Weis Markets, Inc.	20,706
	Total Consumer Staples	2,328,738

	Energy — 7.6%
1,500	Berry Petroleum Co.	81,000
600	Bristow Group, Inc. *	31,362
4,600	Cimarex Energy Co.	313,444
600	Comstock Resources, Inc. *	34,410
1,700	Encore Acquisition Co. *	113,543
1,400	Forest Oil Corp. *	93,450
1,700	Golar LNG Ltd.	31,229
4,100	Grey Wolf, Inc. *	32,103

700	Helix Energy Solutions Group, Inc. *	27,041
3,500	Helmerich & Payne, Inc.	219,275
1,800	Holly Corp.	76,410
600	Natural Gas Services Group, Inc. *	16,446
3,500	Oil States International, Inc. *	204,470
1,700	Overseas Shipholding Group, Inc.	134,402
11,900	Patterson-UTI Energy, Inc.	374,612
1,100	Rowan Cos., Inc.	48,565
600	St. Mary Land & Exploration Co.	30,576
1,400	Stone Energy Corp. *	94,612
1,000	Swift Energy Co. *	57,640
600	Tesoro Corp.	14,910
1,600	Tidewater, Inc.	109,328
4,200	Unit Corp. *	322,098
300	W&T Offshore, Inc.	16,728
900	Whiting Petroleum Corp. *	84,177
1,400	World Fuel Services Corp.	33,726
	Total Energy	2,595,557

	Financials — 28.7%
204	Alleghany Corp. *	76,602
300	Allied World Assurance Holdings, Ltd./Bermuda	13,680
1,700	Amcore Financial, Inc.	16,660
7,850	American Financial Group, Inc.	234,087
600	American National Insurance Co.	66,162
4,000	Anchor Bancorp Wisconsin, Inc.	56,120
22,100	Annaly Capital Management, Inc.	393,601
1,000	Anthracite Capital, Inc. REIT	9,370
1,400	Anworth Mortgage Asset Corp. REIT	9,898
2,900	Arch Capital Group Ltd. *	204,044
2,700	Aspen Insurance Holdings Ltd.	69,012
9,300	Associated Banc Corp.	253,983
4,250	Astoria Financial Corp.	101,405
5,300	Axis Capital Holdings Ltd.	185,765
3,500	Bancorpsouth, Inc.	82,845
1,700	Bank of Hawaii Corp.	91,970
300	BOK Financial Corp.	17,469
3,000	Brown & Brown, Inc.	58,410
3,600	Cathay General Bancorp	55,368
1,300	Central Pacific Financial Corp.	19,396
2,800	Chemical Financial Corp.	68,320
600	Citizens Republic Bancorp, Inc.	3,324
1,000	City Holding Co.	43,020
4,200	City National Corp.	203,280
300	CNA Surety Corp. *	4,389
3,600	Colonial BancGroup (The), Inc.	22,068
3,596	Commerce Bancshares, Inc.	157,936
9,800	Commerce Group, Inc.	360,346
2,600	Community Bank System, Inc.	62,738
2,000	Conseco, Inc. *	23,340
200	Cullen/Frost Bankers, Inc.	11,180
500	Delphi Financial Group, Inc.-Class A	14,445
2,900	Dime Community Bancshares	52,722
100	Downey Financial Corp.	672
1,700	East-West Bancorp, Inc.	22,508
1,500	Encore Capital Group, Inc. *	15,855
2,800	Endurance Specialty Holdings Ltd.	94,248
2,100	Erie Indemnity Co.-Class A	107,499
900	F.N.B. Corp.	13,491
1,500	FBL Financial Group, Inc.-Class A	40,275
2,400	Federal Agricultural Mortgage Corp.-Class C	69,504

7,816	First American Corp.	262,383
1,900	First Bancorp Puerto Rico	19,114
900	First Niagara Financial Group, Inc.	12,753
6,500	FirstMerit Corp.	131,365
2,900	Flagstar Bancorp, Inc.	13,775
1,800	Flushing Financial Corp.	35,316
9,300	Fulton Financial Corp.	117,366
900	Hancock Holding Co.	40,041
3,000	Hanmi Financial Corp.	19,200
1,000	Hanover Insurance Group (The), Inc.	46,100
1,600	Harleysville Group, Inc.	62,416
10,800	HCC Insurance Holdings, Inc.	257,148
5,400	Horace Mann Educators Corp.	87,966
700	Imperial Capital Bancorp, Inc.	7,014
2,500	Independent Bank Corp., MI	15,025
6,520	International Bancshares Corp.	165,217
800	Janus Capital Group, Inc.	23,200
273	Kansas City Life Insurance Co.	14,341
1,200	Knight Capital Group, Inc.-Class A *	21,372
200	Markel Corp. *	80,930
1,600	Max Capital Group Ltd.	38,592
4,500	Mercury General Corp.	228,870
3,266	MFA Mortgage Investments, Inc. REIT	23,744
3,700	Nationwide Financial Services, Inc.-Class A	188,811
800	Navigators Group, Inc. *	40,392
1,500	Nelnet, Inc.-Class A	19,785
2,500	New York Community Bancorp, Inc.	51,300
900	Northwest Bancorp, Inc.	22,077
300	Odyssey Re Holdings Corp.	11,262
3,400	Old National Bancorp	59,432
14,375	Old Republic International Corp.	216,344
2,600	Oriental Financial Group, Inc.	47,320
1,800	Pacific Capital Bancorp	35,892
1,100	Park District National Corp.	77,990
2,400	PartnerRe Ltd.	176,856
8,100	Philadelphia Consolidated Holding Corp. *	301,725
1,400	Platinum Underwriters Holdings Ltd.	49,658
19,100	Popular, Inc.	208,190
2,100	Presidential Life Corp.	37,002
3,700	Protective Life Corp.	155,326
2,600	Provident Bankshares Corp.	24,856
6,200	Reinsurance Group of America, Inc.	318,804
1,600	RenaissanceRe Holdings Ltd.	83,456
2,700	RLI Corp.	138,078
2,100	S&T Bancorp	68,271
1,300	Safeco Corp.	87,100
2,300	Safety Insurance Group, Inc.	88,918
5,100	SEI Investment Co.	123,012
4,300	Selective Insurance Group, Inc.	94,084
1,700	South Financial Group (The), Inc.	9,367
3,800	StanCorp Financial Group, Inc.	208,962
1,800	State Auto Financial Corp.	49,590
3,300	Stewart Information Services Corp.	78,045
600	Student Loan Corp.	72,000
1,300	SVB Financial Group *	66,625
7,500	Synovus Financial Corp.	86,175
12,600	TCF Financial Corp.	208,152
4,900	Transatlantic Holdings, Inc.	316,785
1,700	Trustco Bank Corp., NY	14,892
4,500	Trustmark Corp.	89,820
1,600	United Bankshares, Inc.	45,424
1,200	United Fire & Casualty Co.	43,308

2,000	Unitrin, Inc.	69,400
1,200	Waddell and Reed Financial, Inc.	42,432
3,327	Washington Federal, Inc.	74,492
1,800	Webster Financial Corp.	46,746
1,800	Westamerica Bancorporation	99,900
2,500	Whitney Holding Corp.	56,800
3,500	Wilmington Trust Corp.	115,290
3,500	Zenith National Insurance Corp.	141,225
	Total Financials	9,791,626

	Health Care — 8.3%
1,900	AMERIGROUP Corp. *	52,459
5,200	Apria Healthcare Group *	87,620
800	Bio-Rad Laboratories, Inc. *	71,584
2,300	Centene Corp. *	48,553
2,000	Charles River Laboratories International, Inc. *	128,560
700	Conmed Corp. *	18,683
1,200	Covance, Inc. *	98,376
4,000	Endo Pharmaceuticals Holdings, Inc. *	98,560
11,200	Health Management Associates, Inc.-Class A *	86,912
1,500	Idexx Laboratories, Inc. *	75,750
800	Immucor, Inc. *	21,464
1,000	IMS Health, Inc.	24,240
3,600	Invacare Corp.	65,448
6,200	Invitrogen Corp. *	284,952
600	Kinetic Concepts, Inc. *	26,058
26,700	King Pharmaceuticals, Inc. *	273,942
2,700	LifePoint Hospitals, Inc. *	86,373
2,800	Lincare Holdings, Inc. *	72,968
900	Merit Medical Systems, Inc. *	14,328
2,900	Molina Healthcare, Inc. *	87,464
3,800	Omnicare, Inc.	93,024
4,200	Owens & Minor, Inc.	199,416
3,300	Patterson Cos., Inc. *	112,233
2,400	Pediatrix Medical Group, Inc. *	129,192
2,100	PerkinElmer, Inc.	59,388
2,600	Perrigo Co.	95,186
1,100	Pharmaceutical Product Development, Inc.	48,631
1,000	PharmaNet Development Group, Inc. *	16,880
1,700	RehabCare Group, Inc. *	28,849
1,300	Res-Care, Inc. *	24,791
800	Techne Corp. *	62,800
500	Varian, Inc. *	27,745
900	VCA Antech, Inc. *	28,233
1,700	Waters Corp. *	104,584
2,100	Watson Pharmaceuticals, Inc. *	59,976
	Total Health Care	2,815,222

	Industrials — 9.4%
400	A.O. Smith Corp.	14,460
1,100	ABM Industries, Inc.	24,013
1,100	AGCO Corp. *	66,473
900	Albany International Corp.	31,149
1,600	Alliant Techsystems, Inc. *	173,696
1,100	Applied Industrial Technologies, Inc.	30,261
2,200	Arkansas Best Corp.	81,752
200	Avis Budget Group, Inc. *	2,784
1,300	Blount International, Inc. *	18,213
500	Brady Corp.-Class A	19,355
300	Carlisle Cos., Inc.	10,029

1,500	CBIZ, Inc. *	12,780
2,700	Ceradyne, Inc. *	116,451
1,400	Cintas Corp.	41,328
700	Clarcor, Inc.	30,394
1,000	Comfort Systems USA, Inc.	13,290
3,100	Copart, Inc. *	139,500
2,700	Crane Co.	123,255
800	Curtiss-Wright Corp.	41,208
7,900	Deluxe Corp.	177,987
1,000	EnPro Industries, Inc. *	40,100
200	Esterline Technologies Corp. *	12,386
100	Flowserve Corp.	13,852
700	Gardner Denver, Inc. *	37,142
600	HNI Corp.	15,048
1,400	Hubbell, Inc.-Class B	65,478
800	Kaman Corp.-Class A	20,720
4,700	Kelly Services, Inc.-Class A	98,700
2,100	Kennametal, Inc.	81,165
1,100	Lennox International, Inc.	35,442
1,700	Manpower, Inc.	107,100
400	Middleby Corp. *	22,836
1,200	Mine Safety Appliances Co.	49,488
2,300	Mueller Industries, Inc.	82,317
2,900	Pentair, Inc.	108,547
1,400	Resources Connection, Inc.	29,414
1,700	Rush Enterprises, Inc.-Class A *	27,506
1,200	Ryder Systems, Inc.	88,116
3,200	Simpson Manufacturing Co., Inc.	84,416
3,500	Skywest, Inc.	54,110
2,500	SPX Corp.	332,200
700	Teledyne Technologies, Inc. *	38,976
2,100	Teleflex, Inc.	124,131
300	Tennant Co.	10,551
1,200	Thomas & Betts Corp. *	50,964
2,300	Timken Co. (The)	84,249
1,500	United Rentals, Inc. *	30,885
2,500	United Stationers, Inc. *	105,850
300	Universal Forest Products, Inc.	10,179
1,600	URS Corp. *	76,496
300	Watson Wyatt Worldwide, Inc.	17,571
1,700	Werner Enterprises, Inc.	32,198
1,600	YRC Worldwide, Inc. *	27,936
	Total Industrials	3,184,447

	Information Technology — 10.0%
2,600	ADC Telecommunications, Inc. *	40,924
900	ADTRAN, Inc.	22,401
2,700	Affiliated Computer Services, Inc.-Class A *	146,340
600	Anixter International, Inc. *	39,006
4,000	Arrow Electronics, Inc. *	122,640
3,400	Avnet, Inc. *	100,368
2,400	Brightpoint, Inc. *	23,640
1,200	Cabot Microelectronics Corp. *	44,520
800	CACI International, Inc.-Class A *	40,776
1,700	Checkpoint Systems, Inc. *	44,149
4,600	Compuware Corp. *	46,874
3,100	Convergys Corp. *	50,003
1,000	Diebold, Inc.	39,460
3,300	Dycom Industries, Inc. *	56,595
5,300	Earthlink, Inc. *	50,880
1,150	Factset Research Systems, Inc.	74,417

1,300	FLIR Systems, Inc. *	51,246
1,500	Foundry Networks, Inc. *	20,400
2,200	Global Payments, Inc.	103,884
400	Hewitt Associates, Inc.-Class A *	15,664
19,850	Ingram Micro, Inc.-Class A *	359,881
5,800	Insight Enterprises, Inc. *	77,720
4,000	Intersil Corp.-Class A	111,480
1,800	j2 Global Communications, Inc. *	47,736
6,300	Lexmark International, Inc. *	232,218
300	Mantech International Corp.-Class A *	15,129
1,600	Maximus, Inc.	58,832
4,400	Novell, Inc. *	31,152
4,900	Plantronics, Inc.	119,021
1,000	Plexus Corp. *	28,230
2,300	QLogic Corp. *	36,317
100	ScanSource, Inc. *	2,996
3,100	Semtech Corp. *	54,312
1,200	SRA International, Inc.-Class A *	28,296
2,600	Sybase, Inc. *	83,252
2,700	SYNNEX Corp. *	67,095
9,097	Tech Data Corp. *	332,859
5,800	Total System Services, Inc.	142,216
11,000	Western Digital Corp. *	412,830
2,100	Zoran Corp. *	30,723
	Total Information Technology	3,406,482

	Materials — 6.2%
400	Amcol International Corp.	12,344
1,600	AptarGroup, Inc.	71,552
400	Arch Chemicals Inc	15,212
900	Ball Corp.	48,870
1,000	Bemis Co., Inc.	26,600
800	Carpenter Technology Corp.	44,160
2,000	Celanese Corp.-Class A	97,400
2,100	Commercial Metals Co.	76,860
300	Compass Minerals International, Inc.	21,900
1,100	Cytec Industries, Inc.	69,476
800	Eastman Chemical Co.	61,288
4,100	FMC Corp.	303,318
3,800	Headwaters, Inc. *	41,306
2,900	Lubrizol Corp.	162,690
600	NewMarket Corp.	46,962
3,200	Olin Corp.	72,000
100	Owens-IIlinois, Inc. *	5,722
1,800	PolyOne Corp. *	13,932
3,700	Reliance Steel & Aluminum Co.	251,489
900	Schnitzer Steel Industries, Inc.-Class A	90,126
1,800	Sensient Technologies Corp.	56,610
5,600	Sigma-Aldrich Corp.	329,056
5,400	Smurfit-Stone Container Corp. *	36,342
500	Sonoco Products Co.	17,310
658	Stepan Co.	26,906
2,000	Temple-Inland, Inc.	29,140
4,300	Worthington Industries, Inc.	85,742
	Total Materials	2,114,313

	Telecommunication Services — 0.7%
4,100	CenturyTel, Inc.	145,181
1,600	Premiere Global Services, Inc. *	24,240
700	Shenandoah Telecom Co.	11,466
1,100	Telephone & Data Systems, Inc.	52,437
	Total Telecommunication Services	233,324

	Utilities — 1.0%
1,100	Central Vermont Public Service	22,374
2,100	Energen Corp.	157,395
1,600	Energy East Corp.	40,496
300	Equitable Resources, Inc.	21,069
300	Laclede Group (The), Inc.	12,000
500	National Fuel Gas Co.	30,155
400	New Jersey Resources Corp.	13,324
400	ONEOK, Inc.	20,024
600	TECO Energy, Inc.	12,222
500	Wisconsin Energy Corp.	24,020
	Total Utilities	353,079

	TOTAL COMMON STOCKS (COST $34,274,527)	32,917,811

Shares	Description	Value ($)

	SHORT-TERM INVESTMENTS — 3.7%

	Money Market Funds — 3.7%

1,249,387	State Street Institutional Treasury Money Market Fund-Institutional Class	1,249,387

	TOTAL SHORT-TERM INVESTMENTS (COST $1,249,387)	1,249,387

	TOTAL INVESTMENTS — 100.3% (Cost $35,523,914)	34,167,198

	Other Assets and Liabilities (net) — (0.3%)	(107,979)

	TOTAL NET ASSETS — 100.0%	$34,059,219

As of May 31, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$35,886,206	$2,978,530	$(4,697,538)	$(1,719,008)

A summary of outstanding financial instruments at May 31, 2008 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)

Buys

4	Russell Mini	June 2008	$299,480	$12,877
4	S&P Mid 400 E-Mini	June 2008	353,000	23,153
			$652,480	$36,030

As of May 31, 2008, for the futures contracts held, the Fund had sufficient cash/and or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust
*	Non-income producing security.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that may not be active or for which all significant inputs are observable, either directly or indirectly (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

 Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2008 in valuing the Fund’s investments carried at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$32,917,811	$36,030
Level 2 - Other Significant Observable Inputs	1,249,387	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$34,167,198	$36,030

*Other financial instruments include futures contracts.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$—	$—
Level 2 - Other Significant Observable Inputs	—	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$—	$—

The Fund held no investments or other financial instruments during the period from March 1, 2008 through May 31, 2008, whose fair value was determined using level 3 inputs.

Futures contracts

The Fund may purchase and sell futures contracts.  Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund.  The payable or receivable is liquidated on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Swap agreements

The Fund may enter into swap agreements.  A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument.  Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.  Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts.  To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively.  Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate.  The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate.  Variance swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the annualized realized variance of returns on the underlying price and a fixed quantity, also known as the variance strike, over a period of time.  In connection with these agreements, cash or securities may be set aside as collateral by the Fund’s custodian or brokers in accordance with the terms of the swap agreement.  The Fund earns or pays interest on cash set aside as collateral.

Swaps are marked to market daily using models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss.  Payments received or made on swap contracts are recorded as realized gain or loss.  Gains or losses are realized upon early termination of the swap agreements.  These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material.  Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk.  Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2008 (Unaudited)

Shares	Description	Value ($)

	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
60,104	GMO Alpha Only Fund, Class IV	660,542
726,851	GMO Emerging Markets Fund, Class VI	15,554,611
3,300,762	GMO Emerging Markets Opportunities Fund, Class VI	47,927,062
9,611,301	GMO International Growth Equity Fund, Class IV	281,226,670
8,862,141	GMO International Intrinsic Value Fund, Class IV	280,841,234
20,976,080	GMO U.S. Core Equity Fund, Class VI	262,620,527
14,390,052	GMO U.S. Quality Equity Fund, Class VI	302,047,182
	TOTAL MUTUAL FUNDS (COST $1,245,657,120)	1,190,877,828

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 0.0%
29,195	Eurodollar Time Deposit, 1.00%, due 06/02/08	29,195

	TOTAL SHORT-TERM INVESTMENTS (COST $29,195)	29,195

	TOTAL INVESTMENTS — 100.0% (Cost $1,245,686,315)	1,190,907,023

	Other Assets and Liabilities (net) — (0.0%)	(39,922)

	TOTAL NET ASSETS — 100.0%	$1,190,867,101

As of May 31, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$1,247,719,087	$9,307,370	$(66,119,434)	$(56,812,064)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of these affiliated issuers during the period ended May 31, 2008 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period

GMO Alpha Only Fund, Class IV	$—	$660,000	$—	$—	$—	$660,542

GMO Emerging Markets Fund, Class VI	—	14,400,000	—	—	—	15,554,611

GMO Emerging Markets Opportunities Fund, Class VI	80,556,568	—	34,825,000	—	—	47,927,062

GMO International Growth Equity Fund, Class IV	224,920,412	45,400,000	3,659,640	—	—	281,226,670

GMO International Intrinsic Value Fund, Class IV	221,378,801	47,825,486	3,436,125	—	—	280,841,234

GMO U.S. Core Equity Fund, Class VI	224,789,300	34,201,007	7,380,000	951,007	—	262,620,527

GMO U.S. Quality Equity Fund, Class VI	192,718,528	103,063,450	—	1,097,933	—	302,047,182
Totals	$944,363,609	$245,549,943	$49,300,765	$2,048,940	$—	$1,190,877,828

Notes to Schedule of Investments:

Portfolio valuation

Shares of the underlying funds and other mutual funds are valued at their net asset value.

Investments held by the underlying funds are valued as follows.  Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value.  Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material.  Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, foreign equity securities are generally valued using fair value prices supplied by a third party vendor based on models to the extent that these fair value prices are available. As of May 31, 2008, 46.26% of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by a third party vendor.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that may not be active or for which all significant inputs are observable, either directly or indirectly (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2008 in valuing the Fund’s investments carried at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$1,190,907,023	$—
Level 2 - Other Significant Observable Inputs	—	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$1,190,907,023	$—

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1 - Quoted Prices	$—	$—
Level 2 - Other Significant Observable Inputs	—	—
Level 3 - Significant Unobservable Inputs	—	—
Total	$—	$—

The Fund held no investments or other financial instruments during the period from March 1, 2008 through May 31, 2008, whose fair value was determined using level 3 inputs.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2008 (Unaudited)

Par Value ($)	Description	Value ($)
	DEBT OBLIGATIONS — 91.9%

	Asset-Backed Securities — 91.0%

	Auto Financing — 8.4%
10,000,000	BMW Vehicle Lease Trust, Series 07-1, Class A3B, Variable Rate, 1 mo. LIBOR + .24%, 2.75%, due 08/15/13	9,879,700
7,000,000	Capital Auto Receivable Asset Trust, Series 07-2, Class A4B, Variable Rate, 1 mo. LIBOR + .40%, 2.91%, due 02/18/14	6,863,500
7,000,000	Daimler Chrysler Master Owner Trust, Series 06-A, Class A, Variable Rate, 1 mo. LIBOR + .03%, 2.54%, due 11/15/11	6,820,660
7,500,000	Ford Credit Auto Owner Trust, Series 06-C, Class A4B, Variable Rate, 1 mo. LIBOR + .04%, 2.55%, due 02/15/12	7,367,250
2,000,000	Ford Credit Auto Owner Trust, Series 07-B, Class A4B, Variable Rate, 1 mo. LIBOR + .38%, 2.89%, due 07/15/12	1,954,541
12,000,000	Ford Credit Floorplan Master Owner Trust, Series 06-3, Class A, Variable Rate, 1 mo. LIBOR + .18%, 2.69%, due 06/15/11	11,715,707
2,000,000	Ford Credit Floorplan Master Owner Trust, Series 06-4, Class A, Variable Rate, 1 mo. LIBOR + .25%, 2.76%, due 06/15/13	1,817,928
14,000,000	Nissan Auto Receivables Owner Trust, Series 07-A, Class A4, Variable Rate, 1 mo. LIBOR, 2.51%, due 06/17/13	13,650,980
15,000,000	Sovereign Dealer Floor Plan Master Trust, Series 06-1, Class A, 144A, Variable Rate, 1 mo. LIBOR + .05%, 2.56%, due 08/15/11	14,264,250
10,000,000	Superior Wholesale Inventory Financing Trust, Series 04-A10, Class A, Variable Rate, 1 mo. LIBOR + .10%, 2.61%, due 09/15/11	9,636,800
8,000,000	Superior Wholesale Inventory Financing Trust, Series 05-A12, Class A, Variable Rate, 1 mo. LIBOR + .18%, 2.69%, due 06/15/10	7,995,136
3,000,000	Swift Master Auto Receivables Trust, Series 07-1, Class A, Variable Rate, 1 mo. LIBOR + .10%, 2.61%, due 06/15/12	2,802,869
8,000,000	Truck Retail Installment Paper Corp., Series 05-1A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .27%, 2.78%, due 12/15/16	7,575,680
14,000,000	World Omni Auto Receivables Trust, Series 07-A, Class A4, Variable Rate, 1 mo. LIBOR, 2.51%, due 11/15/12	13,550,096
	Total Auto Financing	115,895,097

	Bank Loan Collateralized Debt Obligations — 1.1%
8,365,184	Arran Corp. Loans No. 1 B.V., Series 06-1A, Class A3, 144A, Variable Rate, 3 mo. LIBOR + .17%, 2.71%, due 06/20/25	8,218,794
7,200,000	Omega Capital Europe Plc, Series GLOB-5A, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .25%, 2.98%, due 07/05/11	6,809,760
	Total Bank Loan Collateralized Debt Obligations	15,028,554

	Business Loans — 4.8%
2,062,004	Bayview Commercial Asset Trust, Series 04-3, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .37%, 2.76%, due 01/25/35	1,946,532
4,300,664	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, Variable Rate, 1 mo. LIBOR + .39%, 2.78%, due 01/25/36	3,861,136
10,000,000	Bayview Commercial Asset Trust, Series 07-6A, Class A2, 144A, Variable Rate, 1 mo. LIBOR + 1.30%, 3.69%, due 12/25/37	9,351,000
2,278,682	Capitalsource Commercial Loan Trust, Series 06-1A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .12%, 2.60%, due 08/22/16	2,226,272
835,253	GE Business Loan Trust, Series 05-1A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .07%, 2.58%, due 06/15/14	831,751
2,349,645	GE Business Loan Trust, Series 05-2A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .24%, 2.75%, due 11/15/33	2,119,277
1,107,752	GE Commercial Loan Trust, Series 06-2, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .06%, 2.88%, due 04/19/15	1,099,998
13,000,000	GE Dealer Floorplan Master Trust, Series 07-2, Class A, Variable Rate, 1 mo. LIBOR + .01%, 2.49%, due 07/20/12	12,464,834
2,726,052	Lehman Brothers Small Balance Commercial, Series 05-1, Class A, 144A, Variable Rate, 1 mo. LIBOR + .25%, 2.64%, due 02/25/30	2,478,665
1,982,867	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, Variable Rate, 1 mo. LIBOR + .25%, 2.64%, due 09/25/30	1,772,503
7,813,051	Lehman Brothers Small Balance Commercial, Series 07-2A, Class 1A1, 144A, Variable Rate, 1 mo. LIBOR + .12%, 2.51%, due 06/25/37	7,580,975
1,548,661	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A1, 144A, Variable Rate, 1 mo. LIBOR + .65%, 3.04%, due 10/25/37	1,508,698

3,000,000	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A2, 144A, Variable Rate, 1 mo. LIBOR + .85%, 3.24%, due 10/25/37	2,741,334
5,000,000	Navistar Financial Dealer Note Master Trust, Series 05-1, Class A, Variable Rate, 1 mo. LIBOR + .11%, 2.50%, due 02/25/13	4,817,500
11,000,000	Navistar Financial Dealer Note Master Trust, Series 98-1, Class A, Variable Rate, 1 mo. LIBOR + .16%, 2.55%, due 07/25/11	10,975,800
	Total Business Loans	65,776,275

	CMBS — 4.4%
3,728,950	Bear Stearns Commercial Mortgage Securities, Inc., Series 05-PW10, Class A1, 5.09%, due 12/11/40	3,756,619
7,000,000	Citigroup/Deutsche Bank Commercial Mortgage, Series 05-CD1, Class A2FL, Variable Rate, 1 mo. LIBOR + .12%, 2.63%, due 07/15/44	6,705,300
13,000,000	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, Variable Rate, 1 mo. LIBOR + .13%, 2.64%, due 12/15/20	12,910,300
7,000,000	GE Capital Commercial Mortgage Corp., Series 05-C4, Class A2, 5.31%, due 11/10/45	7,009,844
4,000,000	GE Capital Commercial Mortgage Corp., Series 06-C1, Class A2, Variable Rate, 5.34%, due 03/10/44	4,015,000
1,841,066	Greenwich Capital Commercial Funding Corp., Series 06-FL4, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .09%, 2.81%, due 11/05/21	1,694,931
7,000,000	GS Mortgage Securities Corp., Series 06-GG6, Class A2, 5.51%, due 04/10/38	7,014,700
1,129,919	Lehman Brothers Floating Rate Commercial, Series 06-LLFA, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .08%, 2.59%, due 09/15/21	1,121,034
6,000,000	Merrill Lynch Mortgage Trust, Series 06-C1, Class A2, Variable Rate, 5.80%, due 05/12/39	6,013,359
3,000,000	Morgan Stanley Capital I, Series 06-IQ11, Class A3, 5.74%, due 10/15/42	2,996,130
7,890,862	Wachovia Bank Commercial Mortgage Trust, Series 06-WL7A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .09%, 2.60%, due 09/15/21	7,377,956
	Total CMBS	60,615,173

	CMBS Collateralized Debt Obligations — 1.0%
7,480,000	American Capital Strategies Ltd Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, Variable Rate, 3 mo. LIBOR + .80%, 3.44%, due 11/23/52	1,870,000
7,000,000	Guggenheim Structured Real Estate Funding, Series 05-2A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .32%, 2.71%, due 08/26/30	6,247,500
7,400,000	Marathon Real Estate CDO, Series 06-1A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .33%, 2.72%, due 05/25/46	6,364,000
	Total CMBS Collateralized Debt Obligations	14,481,500

	Credit Cards — 19.2%
2,000,000	Advanta Business Card Master Trust, Series 05-A5, Class A5, Variable Rate, 1 mo. LIBOR + .06%, 2.54%, due 04/20/12	1,959,380
6,000,000	American Express Credit Account Master Trust, Series 04-1, Class A, Variable Rate, 1 mo. LIBOR + .08%, 2.59%, due 09/15/11	5,984,280
5,000,000	American Express Credit Account Master Trust, Series 04-4, Class A, Variable Rate, 1 mo. LIBOR + .09%, 2.60%, due 03/15/12	4,969,510
5,000,000	American Express Credit Account Master Trust, Series 05-3, Class A, Variable Rate, 1 mo. LIBOR, 2.51%, due 01/18/11	4,997,500
10,000,000	American Express Credit Account Master Trust, Series 05-5, Class A, Variable Rate, 1 mo. LIBOR + .04%, 2.55%, due 02/15/13	9,863,500
4,500,000	American Express Credit Account Master Trust, Series 06-1, Class A, Variable Rate, 1 mo. LIBOR + .03%, 2.54%, due 12/15/13	4,407,750
5,000,000	American Express Issuance Trust, Series 07-1, Class A, Variable Rate, 1 mo. LIBOR + .20%, 2.71%, due 09/15/11	4,948,100
6,000,000	Arran, Series 05-A, Class A, Variable Rate, 1 mo. LIBOR + .02%, 2.53%, due 12/15/10	5,952,000
1,000,000	Bank One Issuance Trust, Series 03-A10, Class A10, Variable Rate, 1 mo. LIBOR + .11%, 2.62%, due 06/15/11	997,700
5,760,000	Bank One Issuance Trust, Series 03-A6, Class A6, Variable Rate, 1 mo. LIBOR + .11%, 2.62%, due 02/15/11	5,759,244
5,000,000	Capital One Master Trust, Series 02-1A, Class A, Variable Rate, 1 mo. LIBOR + .20%, 2.71%, due 11/15/11	4,962,500
5,530,000	Capital One Multi-Asset Execution Trust, Series 03-A3, Class A3, Variable Rate, 1 mo. LIBOR + .25%, 2.76%, due 05/16/11	5,526,544
5,000,000	Capital One Multi-Asset Execution Trust, Series 04-A7, Class A7, Variable Rate, 3 mo. LIBOR + .15%, 2.83%, due 06/16/14	4,854,790

11,000,000	Capital One Multi-Asset Execution Trust, Series 06-A14, Class A, Variable Rate, 1 mo. LIBOR + .01%, 2.52%, due 08/15/13	10,725,000
9,000,000	Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + 1.25%, 3.76%, due 09/15/17	8,407,980
7,875,000	Chase Credit Card Master Trust, Series 03-3, Class A, Variable Rate, 1 mo. LIBOR + .11%, 2.62%, due 10/15/10	7,872,480
3,000,000	Chase Credit Card Master Trust, Series 03-5, Class A, Variable Rate, 1 mo. LIBOR + .12%, 2.63%, due 01/17/11	2,997,180
2,000,000	Chase Issuance Trust, Series 05-A3, Class A, Variable Rate, 1 mo. LIBOR + .02%, 2.53%, due 10/17/11	1,992,500
4,500,000	Chase Issuance Trust, Series 07-A1, Class A1, Variable Rate, 1 mo. LIBOR + .02%, 2.53%, due 03/15/13	4,416,312
11,000,000	Chase Issuance Trust, Series 07-A11, Class A11, Variable Rate, 1 mo. LIBOR, 2.51%, due 07/16/12	10,852,028
9,000,000	Citibank Credit Card Issuance Trust, Series 01-A7, Class A7, Variable Rate, 3 mo. LIBOR + .14%, 2.81%, due 08/15/13	8,792,100
2,000,000	Citibank Credit Card Issuance Trust, Series 06-A6, Class A6, Variable Rate, 1 mo. LIBOR + .01%, 2.40%, due 05/24/12	1,968,000
10,000,000	Discover Card Master Trust I, Series 04-2, Class A2, Variable Rate, 1 mo. LIBOR + .07%, 2.58%, due 05/15/12	9,859,600
5,000,000	Discover Card Master Trust I, Series 05-3, Class A, Variable Rate, 1 mo. LIBOR + .02%, 2.53%, due 05/15/11	4,978,750
5,000,000	Discover Card Master Trust I, Series 05-4, Class A1, Variable Rate, 1 mo. LIBOR + .06%, 2.57%, due 06/18/13	4,825,000
6,150,000	Discover Card Master Trust I, Series 06-2, Class A1, Variable Rate, 1 mo. LIBOR, 2.51%, due 01/17/12	6,057,750
12,000,000	First National Master Note Trust, Series 07-2, Class A, Variable Rate, 1 mo. LIBOR + .75%, 3.26%, due 11/15/12	11,913,750
7,000,000	GE Capital Credit Card Master Note Trust, Series 05-1, Class A, Variable Rate, 1 mo. LIBOR + .04%, 2.55%, due 03/15/13	6,762,750
5,000,000	GE Capital Credit Card Master Note Trust, Series 07-3, Class A1, Variable Rate, 1 mo. LIBOR + .01%, 2.52%, due 06/15/13	4,901,562
12,000,000	Household Credit Card Master Note Trust I, Series 07-1, Class A, Variable Rate, 1 mo. LIBOR + .05%, 2.56%, due 04/15/13	11,681,250
6,000,000	Household Credit Card Master Note Trust I, Series 07-2, Class A, Variable Rate, 1 mo. LIBOR + .55%, 3.06%, due 07/15/13	5,853,750
17,000,000	HSBC Private Label Credit Card Master Note, Series 07-1, Class A, Variable Rate, 1 mo. LIBOR + .02%, 2.53%, due 12/16/13	16,606,875
7,500,000	MBNA Credit Card Master Note Trust, Series 04-A8, Class A8, Variable Rate, 1 mo. LIBOR + .15%, 2.66%, due 01/15/14	7,350,225
5,000,000	MBNA Credit Card Master Note Trust, Series 05-A5, Class A5, Variable Rate, 1 mo. LIBOR, 2.51%, due 12/15/10	4,996,875
5,000,000	National City Credit Card Master Trust, Series 08-3, Class A, Variable Rate, 1 mo. LIBOR + 1.80%, 4.18%, due 05/15/13	5,000,000
7,000,000	Pillar Funding Plc, Series 04-2, Class A, 144A, Variable Rate, 3 mo. LIBOR + .14%, 2.94%, due 09/15/11	6,751,010
16,500,000	Turquoise Card Backed Securities Plc, Series 06-1A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .01%, 2.52%, due 05/16/11	16,252,500
15,400,000	World Financial Network Credit Card Master Trust, Series 04-A, Class A, Variable Rate, 1 mo. LIBOR + .18%, 2.69%, due 03/15/13	14,784,924
2,000,000	World Financial Network Credit Card Master Trust, Series 06-A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .13%, 2.64%, due 02/15/17	1,712,520
	Total Credit Cards	263,495,469

	Equipment Leases — 1.3%
4,817,634	CNH Equipment Trust, Series 05-A, Class A4A, Variable Rate, 1 mo. LIBOR + .04%, 2.55%, due 06/15/12	4,778,129
4,500,000	CNH Equipment Trust, Series 07-B, Class A3B, Variable Rate, 1 mo. LIBOR + .60%, 3.11%, due 10/17/11	4,439,295
9,000,000	GE Equipment Midticket LLC, Series 07-1, Class A3B, Variable Rate, 1 mo. LIBOR + .25%, 2.78%, due 06/14/11	8,763,750
	Total Equipment Leases	17,981,174

	Insurance Premiums — 0.9%
3,000,000	AICCO Premium Finance Master Trust, Series 05-1, Class A, Variable Rate, 1 mo. LIBOR + .08%, 2.59%, due 04/15/10	2,981,100
10,000,000	AICCO Premium Finance Master Trust, Series 07-AA, Class A, 144A, Variable Rate, 1 mo. LIBOR + .05%, 2.56%, due 12/15/11	9,193,750
	Total Insurance Premiums	12,174,850

	Insured Auto Financing — 7.0%
5,000,000	Aesop Funding II LLC, Series 05-1A, Class A3, 144A, MBIA, Variable Rate, 1 mo. LIBOR + .12%, 2.60%, due 04/20/11	4,670,000
7,000,000	Aesop Funding II LLC, Series 06-1, Class A1, 144A, MBIA, Variable Rate, 1 mo. LIBOR + .22%, 2.70%, due 03/20/12	6,314,840
6,000,000	AmeriCredit Automobile Receivables Trust, Series 05-BM, Class A4, MBIA, Variable Rate, 1 mo. LIBOR + .08%, 2.80%, due 05/06/12	5,624,369
4,000,000	AmeriCredit Automobile Receivables Trust, Series 07-AX, Class A4, XL, Variable Rate, 1 mo. LIBOR + .04%, 2.76%, due 10/06/13	3,648,750
8,000,000	AmeriCredit Automobile Receivables Trust, Series 07-CM, Class A3B, MBIA, Variable Rate, 1 mo. LIBOR + .03%, 2.75%, due 05/07/12	7,505,488
3,000,000	AmeriCredit Automobile Receivables Trust, Series 07-DF, Class A4B, FSA, Variable Rate, 1 mo. LIBOR + .80%, 3.52%, due 06/06/14	2,798,607
7,000,000	AmeriCredit Prime Automobile Receivables Trust, Series 07-2M, Class A4B, MBIA, Variable Rate, 1 mo. LIBOR + .50%, 3.17%, due 03/08/16	6,035,820
7,000,000	ARG Funding Corp., Series 05-2A, Class A3, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .14%, 2.62%, due 05/20/10	6,672,610
6,000,000	Capital One Auto Finance Trust, Series 06-B, Class A4, MBIA, Variable Rate, 1 mo. LIBOR + .02%, 2.53%, due 07/15/13	5,678,460
12,000,000	Capital One Auto Finance Trust, Series 07-A, Class A4, AMBAC, Variable Rate, 1 mo. LIBOR + .02%, 2.53%, due 11/15/13	10,903,680
2,000,000	Capital One Auto Finance Trust, Series 07-C, Class A3B, FGIC, Variable Rate, 1 mo. LIBOR + .51%, 3.02%, due 04/16/12	1,839,640
3,000,000	Hertz Vehicle Financing LLC, Series 05-1A, Class A1, 144A, MBIA, Variable Rate, 1 mo. LIBOR + .14%, 2.53%, due 02/25/10	2,902,237
2,000,000	Hertz Vehicle Financing LLC, Series 05-2A, Class A5, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .25%, 2.64%, due 11/25/11	1,722,030
1,166,667	Rental Car Finance Corp., Series 04-1A, Class A, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .20%, 2.59%, due 06/25/09	1,163,412
13,000,000	Santander Drive Auto Receivables Trust, Series 07-3, Class A4B, FGIC, Variable Rate, 1 mo. LIBOR + .65%, 3.16%, due 10/15/14	10,826,270
13,000,000	Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, Variable Rate, 1 mo. LIBOR + 1.20%, 3.79%, due 07/14/14	12,343,500
5,000,000	UPFC Auto Receivables Trust, Series 06-B, Class A3, AMBAC, 5.01%, due 08/15/12	4,885,150
	Total Insured Auto Financing	95,534,863

	Insured Credit Cards — 0.5%
7,000,000	Cabela’s Master Credit Card Trust, Series 04-2A, Class A, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .12%, 2.63%, due 03/15/11	6,840,334

	Insured Other — 1.4%
5,500,000	DB Master Finance LLC, Series 06-1, Class A2, 144A, AMBAC, 5.78%, due 06/20/31	4,946,045
4,119,458	Henderson Receivables LLC, Series 06-3A, Class A1, 144A, MBIA, Variable Rate, 1 mo. LIBOR + .20%, 2.71%, due 09/15/41	3,533,548
4,123,533	Henderson Receivables LLC, Series 06-4A, Class A1, 144A, MBIA, Variable Rate, 1 mo. LIBOR + .20%, 2.71%, due 12/15/41	3,568,423
5,911,107	TIB Card Receivables Fund, 144A, FGIC, Variable Rate, 3 mo. LIBOR + .25%, 2.98%, due 01/05/14	5,340,685
10,200,000	Toll Road Investment Part II, Series C, 144A, MBIA, Zero Coupon, due 02/15/37	1,221,144
	Total Insured Other	18,609,845

	Insured Residential Asset-Backed Securities (United States) — 0.8%
13,910,323	Ameriquest Mortgage Securities, Inc., Series 04-R6, Class A1, XL, Variable Rate, 1 mo. LIBOR + .21%, 2.60%, due 07/25/34	10,948,815

	Insured Residential Mortgage-Backed Securities (United States) — 0.1%
1,612,911	SBI Heloc Trust, Series 05-HE1, Class 1A, 144A, FSA, Variable Rate, 1 mo. LIBOR + .19%, 2.58%, due 11/25/35	1,354,362

	Insured Time Share — 0.7%
1,732,811	Cendant Timeshare Receivables Funding LLC, Series 05-1A, Class A2, 144A, FGIC, Variable Rate, 1 mo. LIBOR + .18%, 2.66%, due 05/20/17	1,548,700
1,519,698	Sierra Receivables Funding Co., Series 06-1A, Class A2, 144A, MBIA, Variable Rate, 1 mo. LIBOR + .15%, 2.63%, due 05/20/18	1,324,510

7,885,998	Sierra Receivables Funding Co., Series 07-2A, Class A2, 144A, MBIA, Variable Rate, 1 mo. LIBOR + 1.00%, 3.48%, due 09/20/19	7,026,960
	Total Insured Time Share	9,900,170

	Insured Transportation — 0.6%
8,250,000	CLI Funding LLC, Series 06-1A, Class A, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .18%, 2.68%, due 08/18/21	8,159,910

	Investment Grade Corporate Collateralized Debt Obligations — 4.1%
2,000,000	Morgan Stanley ACES SPC, Series 04-12, Class A, 144A, Variable Rate, 3 mo. LIBOR + .60%, 3.38%, due 08/05/09	1,929,000
5,000,000	Morgan Stanley ACES SPC, Series 04-15, Class II, 144A, Variable Rate, 3 mo. LIBOR + .65%, 3.19%, due 12/20/09	4,700,000
3,000,000	Morgan Stanley ACES SPC, Series 04-15, Class III, 144A, Variable Rate, 3 mo. LIBOR + .75%, 3.29%, due 12/20/09	2,748,000
6,000,000	Morgan Stanley ACES SPC, Series 04-16, Class I, 144A, Variable Rate, 3 mo. LIBOR + .40%, 3.18%, due 08/05/09	5,850,000
3,000,000	Morgan Stanley ACES SPC, Series 05-10, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .52%, 3.06%, due 03/20/10	2,808,000
6,000,000	Morgan Stanley ACES SPC, Series 05-15, Class A, 144A, Variable Rate, 3 mo. LIBOR + .40%, 2.94%, due 12/20/10	5,607,000
3,000,000	Morgan Stanley ACES SPC, Series 05-2A, Class A, 144A, Variable Rate, 3 mo. LIBOR + .45%, 2.99%, due 03/20/10	2,841,000
9,000,000	Morgan Stanley ACES SPC, Series 06-13A, Class A, 144A, Variable Rate, 3 mo. LIBOR + .29%, 2.83%, due 06/20/13	6,733,800
10,000,000	Prism Orso Trust, Series 04-MAPL, Class CERT, 144A, Variable Rate, 3 mo. LIBOR + .70%, 3.24%, due 08/01/11	9,724,000
9,000,000	Reve SPC, 144A, Variable Rate, 3 mo. LIBOR + .22%, 2.76%, due 03/20/14	7,222,500
7,000,000	Salisbury International Investments Ltd., Series EMTN, Variable Rate, 3 mo. LIBOR + .42%, 2.96%, due 06/22/10	5,915,000
	Total Investment Grade Corporate Collateralized Debt Obligations	56,078,300

	Residential Asset-Backed Securities (United States) — 18.8%
5,150,147	Accredited Mortage Loan Trust, Series 07-1, Class A1, Variable Rate, 1 mo. LIBOR + .05%, 2.44%, due 02/25/37	4,974,703
1,832,604	ACE Securities Corp., Series 05-AG1, Class A2B, Variable Rate, 1 mo. LIBOR + .21%, 2.60%, due 08/25/35	1,720,118
1,534,000	ACE Securities Corp., Series 05-ASP1, Class A2C, Variable Rate, 1 mo. LIBOR + .27%, 2.66%, due 09/25/35	1,269,140
661,433	ACE Securities Corp., Series 05-SDI, Class A1, Variable Rate, 1 mo. LIBOR + .40%, 2.79%, due 11/25/50	471,681
10,000,000	ACE Securities Corp., Series 06-ASP5, Class A2C, Variable Rate, 1 mo. LIBOR + .18%, 2.57%, due 10/25/36	7,965,500
1,302,096	ACE Securities Corp., Series 06-CW1, Class A2A, Variable Rate, 1 mo. LIBOR + .05%, 2.44%, due 07/25/36	1,269,270
5,000,000	ACE Securities Corp., Series 06-CW1, Class A2B, Variable Rate, 1 mo. LIBOR + .10%, 2.49%, due 07/25/36	4,586,000
13,000,000	ACE Securities Corp., Series 06-HE2, Class A2C, Variable Rate, 1 mo. LIBOR + .16%, 2.55%, due 05/25/36	10,616,320
3,500,000	ACE Securities Corp., Series 06-HE3, Class A2B, Variable Rate, 1 mo. LIBOR + .09%, 2.48%, due 06/25/36	3,269,980
1,373,590	ACE Securities Corp., Series 06-SL1, Class A, Variable Rate, 1 mo. LIBOR + .16%, 2.55%, due 09/25/35	480,756
2,672,285	ACE Securities Corp., Series 06-SL3, Class A1, Variable Rate, 1 mo. LIBOR + .10%, 2.49%, due 06/25/36	774,963
3,000,000	ACE Securities Corp., Series 06-SL3, Class A2, Variable Rate, 1 mo. LIBOR + .17%, 2.56%, due 06/25/36	480,000
1,912,048	ACE Securities Corp., Series 06-SL4, Class A1, Variable Rate, 1 mo. LIBOR + .12%, 2.51%, due 09/25/36	573,614
5,738,201	ACE Securities Corp., Series 07-ASL1, Class A2, Variable Rate, 1 mo. LIBOR + .17%, 2.56%, due 12/25/36	1,491,932
4,543,903	ACE Securities Corp., Series 07-WM1, Class A2A, Variable Rate, 1 mo. LIBOR + .07%, 2.46%, due 11/25/36	4,216,469
271,918	Aegis Asset Backed Securities Trust, Series 05-5, Class 1A2, Variable Rate, 1 mo. LIBOR + .18%, 2.57%, due 12/25/35	270,504
14,000,000	Argent Securities, Inc., Series 06-M1, Class AC2, Variable Rate, 1 mo. LIBOR + .15%, 2.54%, due 07/25/36	9,870,000
12,000,000	Argent Securities, Inc., Series 06-M2, Class A2B, Variable Rate, 1 mo. LIBOR + .11%, 2.50%, due 09/25/36	10,586,280

7,000,000	Argent Securities, Inc., Series 06-M2, Class A2C, Variable Rate, 1 mo. LIBOR + .15%, 2.54%, due 09/25/36	5,390,000
5,539,214	Argent Securities, Inc., Series 06-W2, Class A2B, Variable Rate, 1 mo. LIBOR + .19%, 2.58%, due 03/25/36	4,957,762
10,804,065	Argent Securities, Inc., Series 06-W4, Class A2B, Variable Rate, 1 mo. LIBOR + .11%, 2.50%, due 05/25/36	10,446,991
2,500,000	Argent Securities, Inc., Series 06-W5, Class A2C, Variable Rate, 1 mo. LIBOR + .15%, 2.54%, due 06/25/36	2,020,312
4,500,000	Asset Backed Funding Certificates, Series 06-OPT2, Class A3B, Variable Rate, 1 mo. LIBOR + .11%, 2.50%, due 10/25/36	4,038,750
3,000,000	Asset Backed Funding Certificates, Series 06-OPT2, Class A3C, Variable Rate, 1 mo. LIBOR + .15%, 2.54%, due 10/25/36	2,109,375
1,017,294	Asset Backed Funding Certificates, Series 06-OPT3, Class A3A, Variable Rate, 1 mo. LIBOR + .06%, 2.45%, due 11/25/36	964,681
11,737,345	Asset Backed Funding Certificates, Series 07-NC1, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .22%, 2.61%, due 05/25/37	10,640,637
6,500,000	Bayview Financial Acquisition Trust, Series 05-A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .50%, 2.88%, due 02/28/40	5,671,250
5,216,538	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A1, Variable Rate, 1 mo. LIBOR + .11%, 2.50%, due 11/25/36	4,617,679
6,000,000	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A2, Variable Rate, 1 mo. LIBOR + .20%, 2.59%, due 11/25/36	3,813,000
3,956,299	Bear Stearns Mortgage Funding Trust, Series 07-SL2, Class 1A, Variable Rate, 1 mo. LIBOR + .16%, 2.55%, due 02/25/37	1,054,354
3,000,000	Centex Home Equity, Series 06-A, Class AV3, Variable Rate, 1 mo. LIBOR + .16%, 2.55%, due 06/25/36	2,454,900
3,500,000	Citigroup Mortgage Loan Trust, Inc., Series 06-HE3, Class A2C, Variable Rate, 1 mo. LIBOR + .16%, 2.55%, due 12/25/36	2,100,000
8,000,000	Citigroup Mortgage Loan Trust, Inc., Series 06-WFH4, Class A3, Variable Rate, 1 mo. LIBOR + .15%, 2.54%, due 11/25/36	5,976,800
9,712,000	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, Variable Rate, 1 mo. LIBOR + .14%, 2.53%, due 02/25/37	8,216,247
5,009,830	Countrywide Asset-Backed Certificates, Series 06-BC5, Class 2A1, Variable Rate, 1 mo. LIBOR + .08%, 2.47%, due 03/25/37	4,765,519
2,130,911	Credit-Based Asset Servicing & Securitization, Series 06-RP1, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .11%, 2.50%, due 04/25/36	2,073,642
5,000,000	Fremont Home Loan Trust, Series 06-B, Class 2A3, Variable Rate, 1 mo. LIBOR + .16%, 2.55%, due 08/25/36	3,250,000
3,955,688	GE-WMC Mortgage Securities, Series 05-2, Class A2B, Variable Rate, 1 mo. LIBOR + .17%, 2.56%, due 12/25/35	3,846,906
10,000,000	GE-WMC Mortgage Securities, Series 06-1, Class A2B, Variable Rate, 1 mo. LIBOR + .15%, 2.54%, due 08/25/36	7,447,000
1,658,664	Household Home Equity Loan Trust, Series 05-2, Class A2, Variable Rate, 1 mo. LIBOR + .31%, 2.79%, due 01/20/35	1,436,818
1,198,352	Household Home Equity Loan Trust, Series 05-3, Class A2, Variable Rate, 1 mo. LIBOR + .29%, 2.77%, due 01/20/35	1,021,969
7,811,168	Household Home Equity Loan Trust, Series 06-2, Class A1, Variable Rate, 1 mo. LIBOR + .15%, 2.63%, due 03/20/36	7,153,546
9,000,000	J.P. Morgan Mortgage Acquisition Corp., Series 06-WMC4, Class A3, Variable Rate, 1 mo. LIBOR + .12%, 2.51%, due 12/25/36	7,380,000
2,100,000	Master Asset-Backed Securities Trust, Series 05-FRE1, Class A4, Variable Rate, 1 mo. LIBOR + .25%, 2.64%, due 10/25/35	1,837,500
5,000,000	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, Variable Rate, 1 mo. LIBOR + .15%, 2.54%, due 03/25/36	3,200,000
3,000,000	Master Asset-Backed Securities Trust, Series 06-HE2, Class A3, Variable Rate, 1 mo. LIBOR + .15%, 2.54%, due 06/25/36	2,100,000
6,760,000	Master Asset-Backed Securities Trust, Series 06-HE3, Class A3, Variable Rate, 1 mo. LIBOR + .15%, 2.54%, due 08/25/36	4,222,837
4,000,000	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, Variable Rate, 1 mo. LIBOR + .16%, 2.55%, due 10/25/36	2,600,000
2,300,666	Master Second Lien Trust, Series 06-1, Class A, Variable Rate, 1 mo. LIBOR + .16%, 2.55%, due 03/25/36	724,710
4,888,612	Merrill Lynch Mortgage Trust, Series 06-SD1, Class A, Variable Rate, 1 mo. LIBOR + .28%, 2.67%, due 01/25/47	4,265,314
3,000,000	Morgan Stanley Home Equity Loans, Series 06-3, Class A3, Variable Rate, 1 mo. LIBOR + .16%, 2.55%, due 04/25/36	2,100,000
2,500,000	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, Variable Rate, 1 mo. LIBOR + .15%, 2.54%, due 11/25/36	1,775,000
10,000,000	Nationstar Home Equity Loan Trust, Series 06-B, Class AV3, Variable Rate, 1 mo. LIBOR + .17%, 2.56%, due 09/25/36	8,293,750
10,000,000	Nomura Home Equity Loan, Inc., Series 06-HE3, Class 2A3, Variable Rate, 1 mo. LIBOR + .15%, 2.54%, due 07/25/36	6,876,563

1,036,481	Option One Mortgage Loan Trust, Series 05-3, Class A4, Variable Rate, 1 mo. LIBOR + .25%, 2.64%, due 08/25/35	953,887
691,836	People’s Choice Home Loan Securities Trust, Series 05-3, Class 1A2, Variable Rate, 1 mo. LIBOR + .27%, 2.66%, due 08/25/35	631,319
4,038,911	People’s Choice Home Loan Securities Trust, Series 05-4, Class 1A2, Variable Rate, 1 mo. LIBOR + .26%, 2.65%, due 12/25/35	3,027,972
62,011	RAAC Series Trust, Series 05-RP3, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .23%, 2.62%, due 05/25/39	61,840
1,505,502	Residential Asset Mortgage Products, Inc., Series 05-RS4, Class A3, Variable Rate, 1 mo. LIBOR + .23%, 2.62%, due 04/25/35	1,371,889
8,000,000	Saxon Asset Securities Trust, Series 06-3, Class A2, Variable Rate, 1 mo. LIBOR + .11%, 2.50%, due 11/25/36	7,143,135
10,000,000	Securitized Asset-Backed Receivables LLC Trust, Series 06-HE1, Class A2C, Variable Rate, 1 mo. LIBOR + .16%, 2.55%, due 07/25/36	7,291,200
4,766,271	Security National Mortgage Loan Trust, Series 06-2A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .29%, 2.68%, due 10/25/36	4,575,620
1,176,967	SG Mortgage Securities Trust, Series 05-OPT1, Class A2, Variable Rate, 1 mo. LIBOR + .26%, 2.65%, due 10/25/35	867,307
9,158,736	Soundview Home Equity Loan Trust, Series 07-NS1, Class A1, Variable Rate, 1 mo. LIBOR + .12%, 2.51%, due 01/25/37	8,596,332
4,000,000	Specialty Underwriting & Residential Finance, Series 06-BC3, Class A2C, Variable Rate, 1 mo. LIBOR + .15%, 2.54%, due 06/25/37	3,384,688
3,000,000	Structured Asset Investment Loan Trust, Series 06-1, Class A3, Variable Rate, 1 mo. LIBOR + .20%, 2.59%, due 01/25/36	2,494,514
2,366,620	Structured Asset Securities Corp., Series 05-S6, Class A2, Variable Rate, 1 mo. LIBOR + .29%, 2.68%, due 11/25/35	2,134,444
	Total Residential Asset-Backed Securities (United States)	258,265,189

	Residential Mortgage-Backed Securities (Australian) — 2.4%
2,160,269	Australian Mortgage Securities II, Series G3, Class A1A, Variable Rate, 3 mo. LIBOR + .21%, 2.92%, due 01/10/35	2,105,895
2,717,286	Crusade Global Trust, Series 04-2, Class A1, Variable Rate, 3 mo. LIBOR + .13%, 2.85%, due 11/19/37	2,594,872
4,206,185	Crusade Global Trust, Series 06-1, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .06%, 2.88%, due 07/20/38	4,047,527
5,948,658	Interstar Millennium Trust, Series 05-1G, Class A, Variable Rate, 3 mo. LIBOR + .12%, 3.11%, due 12/08/36	5,671,391
2,525,116	Medallion Trust, Series 05-1G, Class A1, Variable Rate, 3 mo. LIBOR + .08%, 2.80%, due 05/10/36	2,458,781
1,928,620	National RMBS Trust, Series 04-1, Class A1, Variable Rate, 3 mo. LIBOR + .11%, 2.65%, due 03/20/34	1,867,887
6,030,074	National RMBS Trust, Series 06-3, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .07%, 2.89%, due 10/20/37	5,824,810
6,806,000	Puma Finance Ltd., Series G5, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .07%, 2.75%, due 02/21/38	6,387,431
1,629,786	Westpac Securitization Trust, Series 05-1G, Class A1, Variable Rate, 3 mo. LIBOR + .07%, 2.67%, due 03/23/36	1,539,039
	Total Residential Mortgage-Backed Securities (Australian)	32,497,633

	Residential Mortgage-Backed Securities (European) — 6.9%
11,000,000	Aire Valley Mortgages, Series 06-1A, Class 1A, 144A, Variable Rate, 3 mo. LIBOR + .11%, 2.65%, due 09/20/66	10,666,700
4,000,000	Arkle Master Issuer Plc, Series 06-1A, Class 3A, 144A, Variable Rate, 3 mo. LIBOR + .05%, 2.77%, due 08/17/11	3,943,400
3,500,000	Arkle Master Issuer Plc, Series 06-1A, Class 4A1, 144A, Variable Rate, 3 mo. LIBOR + .09%, 2.81%, due 02/17/52	3,232,950
10,000,000	Arran Residential Mortgages Funding Plc, Series 06-2A, Class A2B, 144A, Variable Rate, 3 mo. LIBOR + .05%, 2.59%, due 09/20/56	9,865,000
7,000,000	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, Variable Rate, 3 mo. LIBOR + .10%, 2.81%, due 01/13/39	6,259,400
731,689	Gracechurch Mortgage Financing Plc, Series 06-1, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .03%, 2.73%, due 11/20/31	729,808
1,553,601	Gracechurch Mortgage Funding Plc, Series 1A, Class A2B, 144A, Variable Rate, 3 mo. LIBOR + .07%, 2.79%, due 10/11/41	1,527,952
7,500,000	Granite Master Issuer Plc, Series 06-3, Class A3, Variable Rate, 3 mo. LIBOR + .04%, 2.86%, due 12/20/54	7,269,000
10,000,000	Holmes Financing Plc, Series 10A, Class 4A1, 144A, Variable Rate, 3 mo. LIBOR + .08%, 2.79%, due 07/15/40	9,722,600
14,000,000	Kildare Securities Ltd., Series 07-1A, Class A2, 144A, Variable Rate, 3 mo. LIBOR + .06%, 3.05%, due 12/10/43	13,605,060

	1,572,970	Leek Finance Plc, Series 15A, Class AB, 144A, Variable Rate, 3 mo. LIBOR + .14%, 2.74%, due 03/21/37	1,557,240
	5,633,900	Leek Finance Plc, Series 16A, Class A2B, 144A, Variable Rate, 3 mo. LIBOR + .16%, 2.76%, due 09/21/37	5,161,159
	3,000,000	Mound Financing Plc, Series 5A, Class 2A, 144A, Variable Rate, 3 mo. LIBOR + .04%, 2.80%, due 05/08/16	2,932,500
	4,083,414	Paragon Mortgages Plc, Series 12A, Class A2C, 144A, Variable Rate, 3 mo. LIBOR + .11%, 2.79%, due 11/15/38	3,563,922
	3,718,984	Paragon Mortgages Plc, Series 14A, Class A2C, 144A, Variable Rate, 3 mo. LIBOR, 2.90%, due 09/15/39	3,448,912
	5,000,000	Permanent Master Issuer Plc, Series 07-1, Class 4A, Variable Rate, 3 mo. LIBOR + .08%, 2.79%, due 10/15/33	4,767,350
	6,088,791	RMAC Securities Plc, Series 06-NS4A, Class A1B, 144A, Variable Rate, 3 mo. LIBOR + .07%, 2.97%, due 06/12/25	6,067,480
		Total Residential Mortgage-Backed Securities (European)	94,320,433

		Residential Mortgage-Backed Securities (United States) — 0.0%
	589,160	GreenPoint Mortgage Funding Trust, Series 05-HE4, Class 2A3C, Variable Rate, 1 mo. LIBOR + .25%, 2.64%, due 07/25/30	582,624

		Student Loans — 5.6%
	5,000,000	College Loan Corp. Trust, Series 04-1, Class A2, Variable Rate, 3 mo. LIBOR + .11%, 3.03%, due 04/25/16	4,976,563
	7,440,000	College Loan Corp. Trust, Series 07-1, Class A1, Variable Rate, 3 mo. LIBOR + .01%, 2.93%, due 01/25/23	7,280,784
	4,000,000	College Loan Corp. Trust, Series 07-2, Class A1, Variable Rate, 3 mo. LIBOR + .25%, 3.17%, due 01/25/24	3,944,375
	1,904,227	Goal Capital Funding Trust, Series 06-1, Class A1, Variable Rate, 3 mo. LIBOR, 2.64%, due 08/25/20	1,896,267
	1,658,303	Keycorp Student Loan Trust, Series 05-A, Class 2A1, Variable Rate, 3 mo. LIBOR + .05%, 2.71%, due 09/27/21	1,616,315
	2,270,800	Montana Higher Education Student Assistance Corp., Series 05-1, Class A, Variable Rate, 3 mo. LIBOR + .04%, 2.58%, due 06/20/15	2,205,855
	8,000,000	National Collegiate Student Loan Trust, Series 05-2, Class A2, Variable Rate, 1 mo. LIBOR + .15%, 2.54%, due 02/25/26	7,551,280
	1,962,374	National Collegiate Student Loan Trust, Series 06-1, Class A2, Variable Rate, 1 mo. LIBOR + .14%, 2.53%, due 08/25/23	1,877,747
	4,080,990	National Collegiate Student Loan Trust, Series 06-A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .08%, 2.47%, due 08/26/19	3,948,766
	8,000,000	SLM Student Loan Trust, Series 05-3, Class A4, Variable Rate, 3 mo. LIBOR + .07%, 2.99%, due 04/27/20	7,860,000
	1,240,607	SLM Student Loan Trust, Series 05-4, Class A1, Variable Rate, 3 mo. LIBOR + .01%, 2.93%, due 10/26/15	1,230,682
	7,132,617	SLM Student Loan Trust, Series 06-A, Class A2, Variable Rate, 3 mo. LIBOR + .03%, 2.74%, due 10/15/15	6,945,386
	14,000,000	SLM Student Loan Trust, Series 07-2, Class A2, Variable Rate, 3 mo. LIBOR, 2.92%, due 07/25/17	13,667,500
	4,719,841	SLM Student Loan Trust, Series 07-5, Class A1, Variable Rate, 3 mo. LIBOR - .01%, 2.91%, due 07/25/13	4,699,192
	7,500,000	SLM Student Loan Trust, Series 07-6, Class A2, Variable Rate, 3 mo. LIBOR + .25%, 3.17%, due 01/25/19	7,164,750
		Total Student Loans	76,865,462

		Trade Receivables — 1.0%
	14,000,000	ABS Global Finance Plc, Series 06-1A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .10%, 2.60%, due 12/17/10	13,857,200

		Total Asset-Backed Securities	1,249,263,232

		Corporate Debt — 0.7%
JPY	500,000,000	MBIA Global Funding LLC, Series EMTN, Variable Rate, JPY LIBOR, 1.03%, due 06/30/08	4,732,024
	5,000,000	TIAA Global Markets, 144A, Variable Rate, 3 mo. LIBOR + .10%, 2.81%, due 01/12/11	4,950,506

		Total Corporate Debt	9,682,530

	U.S. Government Agency — 0.2%
2,032,554	Agency for International Development Floater (Support of Jamaica), Variable Rate, 4 mo. LIBOR + .30%, 2.95%, due 10/01/18	2,032,554
1,000,000	U.S. Department of Transportation, 144A, 6.00%, due 12/07/21	1,056,470

	Total U.S. Government Agency	3,089,024

	TOTAL DEBT OBLIGATIONS (COST $1,385,203,907)	1,262,034,786

Principal Amount		Description	Value($)
		OPTIONS PURCHASED — 5.8%

		Options on Futures — 0.1%
USD	250,000,000	U.S. Treasury Note 10 Yr. Call, Expires 06/20/08, Strike 114.50	585,938

		Options on Interest Rates — 1.7%
EUR	325,000,000	EUR 6 Month LIBOR Cap Call, Expires 02/16/17, Strike 10.00%	157,732
EUR	650,000,000	EUR 6 Month LIBOR Cap Call, Expires 02/27/17, Strike 10.00%	321,945
USD	1,400,000,000	USD 3 Month LIBOR Cap Call, Expires 03/17/10, Strike 2.59%	15,989,078
USD	300,000,000	USD 3 Month LIBOR Cap Call, Expires 04/15/10, Strike 2.64%	3,440,469
USD	1,400,000,000	USD 3 Month LIBOR Floor Call, Expires 03/17/10, Strike 2.59%	2,710,638
USD	300,000,000	USD 3 Month LIBOR Floor Call, Expires 04/15/10, Strike 2.64%	630,558
			23,250,420

		Options on Interest Rate Swaps — 4.0%
EUR	225,000,000	EUR Swaption Call, Expires 01/07/09, Strike 4.10%	47,995
EUR	225,000,000	EUR Swaption Call, Expires 01/14/09, Strike 3.91%	21,269
EUR	150,000,000	EUR Swaption Call, Expires 02/12/10, Strike 3.85%	184,671
EUR	150,000,000	EUR Swaption Call, Expires 02/22/10, Strike 3.95%	241,334
EUR	225,000,000	EUR Swaption Put, Expires 01/07/09, Strike 4.10%	3,067,553
EUR	225,000,000	EUR Swaption Put, Expires 01/14/09, Strike 3.91%	3,620,075
EUR	140,000,000	EUR Swaption Put, Expires 04/22/09, Strike 4.63%	5,767,951
GBP	14,000,000	GBP Swaption Call, Expires 02/28/11, Strike 5.17%	813,767
GBP	14,000,000	GBP Swaption Call, Expires 03/03/11, Strike 5.03%	679,480
GBP	28,000,000	GBP Swaption Call, Expires 03/14/11, Strike 4.96%	1,244,530
GBP	35,000,000	GBP Swaption Call, Expires 03/21/11, Strike 4.92%	1,468,226
GBP	14,000,000	GBP Swaption Put, Expires 02/28/11, Strike 5.17%	738,814
GBP	14,000,000	GBP Swaption Put, Expires 03/03/11, Strike 5.03%	858,936
GBP	28,000,000	GBP Swaption Put, Expires 03/14/11, Strike 4.96%	1,845,525
GBP	35,000,000	GBP Swaption Put, Expires 03/21/11, Strike 4.92%	2,413,330
GBP	130,000,000	GBP Swaption Put, Expires 07/01/08, Strike 5.10%	2,631,134
GBP	90,000,000	GBP Swaption Put, Expires 07/15/08, Strike 5.00%	1,989,174
GBP	300,000,000	GBP Swaption Put, Expires 07/29/08, Strike 5.40%	4,450,185
GBP	300,000,000	GBP Swaption Put, Expires 07/29/08, Strike 5.80%	2,586,204
GBP	300,000,000	GBP Swaption Put, Expires 08/12/08, Strike 5.33%	4,781,022
GBP	300,000,000	GBP Swaption Put, Expires 08/12/08, Strike 5.75%	2,834,532
USD	300,000,000	USD Swaption Call, Expires 02/09/09, Strike 2.25%	66,054
USD	300,000,000	USD Swaption Call, Expires 02/09/09, Strike 3.75%	2,128,635
USD	64,000,000	USD Swaption Call, Expires 04/10/18, Strike TBD	2,923,698
USD	64,000,000	USD Swaption Call, Expires 04/23/18, Strike TBD	2,914,984
USD	64,000,000	USD Swaption Call, Expires 05/01/18, Strike TBD	2,902,116
USD	99,000,000	USD Swaption Call, Expires 06/09/08, Strike 4.44%	94,914
USD	99,000,000	USD Swaption Put, Expires 06/09/08, Strike 4.44%	2,174,834
			55,490,942

		TOTAL OPTIONS PURCHASED (COST $63,372,007)	79,327,300

Shares/Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 6.9%

	Money Market Funds — 4.1%
56,537,833	State Street Institutional Liquid Cash Reserves Fund-Institutional Class	56,537,833
	Other Short-Term Investments — 2.8%
5,000,000	Barton Capital Corp. Commercial Paper, 2.52%, due 07/14/08	4,984,600
6,098,000	Kittyhawk Funding Commercial Paper, 2.50%, due 07/11/08	6,080,638
5,000,000	U.S. Treasury Bill, 2.13%, due 07/24/08 (a) (b)	4,983,987
6,500,000	U.S. Treasury Bill, 2.97%, due 06/19/08 (a) (b)	6,489,434
15,000,000	Windmill Funding Corp. Commercial Paper, 2.56%, due 08/08/08	14,926,400
	Total Other Short-Term Investments	37,465,059

	TOTAL SHORT-TERM INVESTMENTS (COST $94,002,892)	94,002,892

	TOTAL INVESTMENTS — 104.6%
	(Cost $1,542,578,806)	1,435,364,978

	Other Assets and Liabilities (net) — (4.6%)	(62,659,242)

	TOTAL NET ASSETS — 100.0%	$1,372,705,736

As of May 31, 2008, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$1,542,578,806	$32,251,304	$(139,465,132)	$(107,213,828)

A summary of outstanding financial instruments at May 31, 2008 is as follows:

Forward Currency Contracts

Settlement Date	Deliver	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)

Sales

6/02/08	EUR	506,250	$787,598	$(2,708)
6/24/08	JPY	500,000,000	4,748,388	158,480
				$155,772

Futures Contracts

				Net Unrealized
Number of Contracts	Type	Expiration Date	Contract Value	Appreciation (Depreciation)

Buys

3,000	3 Mo. Euro Euribor Interest Rate	June 2008	$29,170	$(852,473)

Sales

3,000	3 Mo. Euro Euribor Interest Rate	June 2008	$—	$343,509
78	U.S. Treasury Note 10 Yr.	June 2008	8,888,344	96,103
51	U.S. Treasury Note 5 Yr. (CBT)	June 2008	5,649,844	98,298
			$14,538,188	$537,910

Written Options

	Notional	Expiration
	Amount	Date		Description	Premiums	Market Value
Put	$225,000,000	01/14/2009	EUR	Interest Rate Swaption,
				Strike 5.00%	$(784,890)	$(893,477)
Call	150,000,000	02/12/2009	EUR	Interest Rate Swaption,
				Strike 3.50%	(667,310)	(2,507)
Call	150,000,000	02/20/2009	EUR	Interest Rate Swaption,
				Strike 3.62%	(639,820)	(6,039)
Put	140,000,000	04/22/2009	EUR	Interest Rate Swaption,
				Strike 5.13%	(1,068,798)	(2,172,995)
Put	130,000,000	07/01/2008	GBP	Interest Rate Swaption,
				Strike 5.47%	(231,215)	(1,752,115)
Put	90,000,000	07/15/2008	GBP	Interest Rate Swaption,
				Strike 5.44%	(100,661)	(1,266,531)
Put	600,000,000	07/29/2008	GBP	Interest Rate Swaption,
				Strike 5.60%	(1,864,768)	(6,935,856)
Put	600,000,000	08/12/2008	GBP	Interest Rate Swaption,
				Strike 5.54%	(2,025,909)	(7,512,546)
Call	250,000,000	06/20/2008	USD	U.S. 10 Yr. Treasury Bond Future
				Strike 116.00	(1,088,050)	(195,312)
Call	250,000,000	06/20/2008	USD	U.S. 10 Yr. Treasury Bond Future
				Strike 117.50	(463,050)	(78,125)
Call	100,000,000	08/08/2008	USD	Interest Rate Swaption,
				Strike 3.36%	(450,000)	(70,025)
Put	100,000,000	08/08/2008	USD	Interest Rate Swaption,
				Strike 4.36%	(450,000)	(1,120,851)
Call	600,000,000	02/09/2009	USD	Interest Rate Swaption,
				Strike 3.00%	(2,850,000)	(1,195,104)
Call	1,400,000,000	03/13/2009	USD	Interest Rate Swaption,
				Strike 2.63%	(7,420,000)	(1,622,894)
Put	1,400,000,000	03/13/2009	USD	Interest Rate Swaption,
				Strike 2.63%	(7,420,000)	(14,942,228)
Call	300,000,000	04/14/2009	USD	Interest Rate Swaption,
				Strike 2.68%	(1,395,000)	(278,478)
Put	300,000,000	04/14/2009	USD	Interest Rate Swaption,
				Strike 2.68%	(1,395,000)	(3,089,196)
					$(30,314,471)	$(43,134,279)

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Annual Premium	Deliverable On Default	Market Value
13,000,000	USD	9/20/2010	Morgan Stanley	Receive	0.40%	Eagle Creek CDO	$(476,717)
300,000,000	USD	12/20/2012	JP Morgan Chase Bank	Receive	0.73%	Reference security within CDX Index	5,312,411
50,000,000	USD	12/20/2012	Morgan Stanley	(Pay)	1.93%	Reference security within CDX Index	(1,700,960)
400,000,000	USD	12/20/2012	Morgan Stanley	Receive	0.71%	Reference security within CDX Index	6,746,080
300,000,000	USD	12/20/2012	Morgan Stanley	Receive	0.72%	Reference security within CDX Index	5,113,914
200,000,000	USD	12/20/2012	Morgan Stanley	Receive	0.75%	Reference security within CDX Index	3,718,049
100,000,000	USD	12/20/2012	Morgan Stanley	(Pay)	1.20%	Reference security within CDX Index	(2,912,717)
500,000,000	USD	12/20/2012	Morgan Stanley	Receive	0.70%	Reference security within CDX Index	8,250,589
500,000,000	USD	12/20/2012	Morgan Stanley	Receive	0.71%	Reference security within CDX Index	8,471,973
7,000,000	USD	3/20/2013	Morgan Stanley	Receive	0.25%	MS Synthetic 2006-1	(606,234)
5,000,000	USD	3/20/2015	Lehman Brothers	Receive	0.88%	AAA CDO	(866,322)

			Premiums to (Pay) Receive			$—	$31,050,066

Interest Rate Swaps

Notional		Expiration			Fixed		Market
Amount		Date	Counterparty	Receive (Pay)	Rate	Variable Rate	Value
1,059,000,000	NOK	3/15/2010	Morgan Stanley	(Pay)	5.17%	3 month NOK NIBOR	$2,163,682
176,000,000	AUD	6/18/2010	Barclays Bank PLC	Receive	7.40%	3 month AUD BBSW	(1,326,884)
133,000,000	AUD	6/18/2010	Deutsche Bank AG	Receive	7.40%	3 month AUD BBSW	(1,002,702)
886,400,000	SEK	6/18/2010	Morgan Stanley	(Pay)	4.40%	3 month SEK STIBOR	2,105,814
150,000,000	EUR	6/18/2010	Morgan Stanley	(Pay)	4.50%	6 month EUR LIBOR	2,164,678
37,700,000,000	JPY	6/18/2010	Citigroup	(Pay)	1.00%	6 month JPY LIBOR	1,900,948
25,200,000,000	JPY	6/18/2010	JP Morgan Chase Bank	(Pay)	1.00%	6 month JPY LIBOR	1,270,660
67,800,000,000	JPY	6/1/2011	Morgan Stanley	Receive	1.61%	6 month JPY LIBOR	52,960
5,000,000	USD	2/7/2012	Deutsche Bank AG	(Pay)	4.33%	3 month LIBOR	(153,744)
34,840,000,000	JPY	5/31/2013	Morgan Stanley	(Pay)	1.91%	6 month JPY LIBOR	(348,574)
15,000,000	USD	2/8/2015	JP Morgan Chase Bank	(Pay)	4.47%	3 month LIBOR	(28,646)
211,000,000	SEK	6/18/2018	Morgan Stanley	Receive	4.80%	3 month SEK STIBOR	(737,108)
46,000,000	AUD	6/18/2018	Barclays Bank PLC	(Pay)	7.10%	6 month AUD BBSW	714,095
35,000,000	AUD	6/18/2018	Deutsche Bank AG	(Pay)	7.10%	6 month AUD BBSW	543,333
35,000,000	EUR	6/18/2018	Morgan Stanley	Receive	4.70%	6 month EUR LIBOR	(579,071)
7,900,000,000	JPY	6/18/2018	Citigroup	Receive	1.75%	6 month JPY LIBOR	(1,520,638)
5,300,000,000	JPY	6/18/2018	JP Morgan Chase Bank	Receive	1.75%	6 month JPY LIBOR	(1,020,175)
35,000,000	USD	5/15/2021	Barclays Bank PLC	(Pay)	0.00%	3 month LIBOR	455,755
280,000,000	USD	11/15/2021	JP Morgan Chase bank	(Pay)	0.00%	3 month LIBOR	3,053,448
210,000,000	USD	11/15/2021	JP Morgan Chase Bank	(Pay)	0.00%	3 month LIBOR	1,955,552
100,000,000	USD	11/15/2022	JP Morgan Chase Bank	(Pay)	0.00%	3 month LIBOR	1,317,104
350,000,000	USD	2/15/2023	JP Morgan Chase Bank	(Pay)	0.00%	3 month LIBOR	9,625,415
140,000,000	USD	2/15/2023	Barclays Bank PLC	(Pay)	4.59%	3 month LIBOR	4,133,664
153,000,000	AUD	4/16/2023	Deutsche Bank AG	Receive	6.36%	6 month AUD BBSW	(1,194,045)
82,200,000	AUD	4/17/2038	Deutsche Bank AG	(Pay)	4.34%	6 month AUD BBSW	2,484,517

			Premiums to (Pay) Receive			$5,414,812	$26,030,038

Total Return Swaps

Notional		Expiration				Market
Amount		Date	Counterparty	Pay	Receive	Value
35,000,000	USD	6/15/2008	Barclays Bank PLC	2.15%	Return on Treasury Coupon STRIP	$(366,867)
140,000,000	USD	7/15/2008	Barclays Bank PLC	2.20%	Return on Treasury Principal STRIP	(1,566,216)
350,000,000	USD	10/7/2008	JP Morgan Chase Bank	2.26%	Return on Treasury Principal STRIP	(9,163,007)
280,000,000	USD	10/21/2008	JP Morgan Chase Bank	2.47%	Return on Treasury Principal STRIP	(3,377,759)
210,000,000	USD	10/29/2008	JP Morgan Chase Bank	2.40%	Return on Treasury Coupon STRIP	(1,723,593)
100,000,000	USD	11/3/2008	JP Morgan Chase Bank	2.50%	Return on Treasury Coupon STRIP	(1,064,039)

			Premiums to (Pay) Receive		$—	$(17,261,481)

As of May 31, 2008, for the futures and/or swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

BBSW - Bank Bill Swap Reference Rate

CDO - Collateralized Debt Obligation

CMBS - Collateralized Mortgage Backed Security

EMTN - Euromarket Medium Term Note

EURIBOR - Euro Interbank Offered Rate

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

NIBOR - Norwegian Interbank Offered Rate

RMBS - Residential Mortgage Backed Security

STIBOR - Stockholm Interbank Offered Rate

TBD - To Be Determined

Variable rate - The rates shown on variable rate notes are the current interest rates at May 31, 2008, which are subject to change based on the terms of the security.

XL - Insured as to the payment of principal and interest by XL Capital Assurance.

(a)                                 Rate shown represents yield-to-maturity.

(b)                                All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts and/or collateral on open swap contracts.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of investment funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.  By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and may not reflect the value that would be realized if the security was sold and the differences could be material.

Fixed income securities held by the Fund or the underlying funds are typically valued pursuant to prices supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager, at its discretion, may override a price supplied by a primary source by using a price provided by another source if such action is deemed appropriate. The prices provided by such primary pricing sources may differ from the value that would be realized if the securities were sold and the differences could be material.

Certain securities held by the Fund are valued on the basis of a price provided by a single source.  The prices provided may differ from the value that would be realized if the securities were sold and the differences could be material.  As of  May 31, 2008, the total value of these securities represented 35.20% of net assets.

The Fund invests in securities with contractual cash flows, such as asset- backed securities, collateralized mortgage obligations and commercial mortgage backed securities, including securities backed by subprime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the securities’ market values and changes in interest rates.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have an effect on the Fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that may not be active or for which all significant inputs are observable, either directly or indirectly (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of May 31, 2008 in valuing the Fund’s investments carried at value:

Asset Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$—	$537,910
Level 2 - Other Significant Observable Inputs	1,157,410,175	71,713,121
Level 3 - Significant Unobservable Inputs	277,954,803	—
Total	$1,435,364,978	$72,251,031

*Other financial instruments include forward currency contracts, futures contracts and swap agreements.

Liability Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 - Quoted Prices	$—	$(852,473)
Level 2 - Other Significant Observable Inputs	—	(74,873,005)
Level 3 - Significant Unobservable Inputs	—	—
Total	$—	$(75,725,478)

**Other financial instruments include forward currency contracts, futures contracts, swap agreements and written options.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of March 1, 2008	$299,356,447	$—
Accrued discounts/premiums	801	—
Realized gain (loss)	686	—
Change in unrealized appreciation/depreciation	(15,057,345)	—
Net purchases (sales)	(6,345,786)	—
Net transfers in and/or out of Level 3	—	—
Balance as of May 31, 2008	$277,954,803	$—

Foreign currency translation

The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day.  Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred.  The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments.  Such fluctuations are included with net realized and unrealized gain or loss on investments.  Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date.  The market value of a forward currency contract fluctuates with changes in forward currency exchange rates.  Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss.  Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss.  These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Schedule of Investments.  In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund.

Futures contracts

The Fund may purchase and sell futures contracts.  Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange.  In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts.  Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  The payable or receivable is liquidated on the following business day.  Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions.  Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms.  Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options

The Fund may write call and put options. Writing options increases the Fund’s exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder.  When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options which expire are treated as realized gains.  Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss.  The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option.  In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option.  There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

For the period ended May 31, 2008, the Fund’s investment activity in written option contracts was as follows:

	Puts		Calls
	Principal Amount of Contracts	Premiums	Principal Amount of Contracts	Premiums
Outstanding, beginning of period	$(120,000,000)	$(525,305)	$(540,000,000)	$(2,385,597)
Options written	(16,688,000,000)	(17,585,825)	(3,003,000,000)	(15,293,500)
Options exercised	13,000,000,000	617,185	223,000,000	2,158,336
Options expired	223,000,000	2,152,704	120,000,000	547,531
Options sold	—	—	—	—
	$(3,585,000,000)	$(15,341,241)	$(3,200,000,000)	$(14,973,230)

The Fund may also purchase put and call options.  Purchasing options alters the Fund’s exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option.  The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option.  Premiums paid for purchasing options which expire are treated as realized losses.  Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss.  The risk associated with purchasing put and call options is limited to the premium paid.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options.  Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Loan agreements

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates.  The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.  A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders.  The agent administers the terms of the loan, as specified in the loan agreement.  When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower.  The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower.  As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement.  When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

Indexed securities

The Fund may invest in indexed securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic.  The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities.  Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate.  In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers (i.e., to reduce risk where a party owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.  Variance swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the annualized realized variance of returns on the underlying price and a fixed quantity, also known as the variance strike, over a period of time.  In connection with these agreements, cash or securities may be set aside as collateral by the Fund’s custodian or brokers in accordance with the terms of the swap agreement. The Fund earns or pays interest on cash set aside as collateral.

Swaps are marked to market daily using models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made on swap contracts are recorded as realized gain or loss. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement.  The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller.  Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.  In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements with banks and broker-dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price.  In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. government securities or other assets equal in value to its obligations in respect of reverse repurchase agreements.  Reverse repurchase agreements involve the risk that the market value of the securities the Fund has sold under the agreement may decline below the price at which the Fund is obligated to repurchase under the agreement. The market value of the securities the Fund has sold is determined daily and any additional required collateral is allocated to or sent by the Fund on the next business day.

Currency Abbreviations:

AUD - Australian Dollar

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

NOK - Norwegian Krone

SEK - Swedish Krona

USD - United States Dollar

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov.

Item 2. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded as of a date  within 90 days of the filing of this report,  based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant on Form N-Q is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications by the Principal Executive Officer and Principal Financial Officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are attached hereto as EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GMO Trust

By (Signature and Title):	/s/ Scott E. Eston
Scott E. Eston, Chief Executive Officer

Date:	July 15, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Scott E. Eston
Scott E. Eston, Principal Executive Officer

Date:	July 15, 2008

By (Signature and Title):	/s/ Sheppard N. Burnett
Sheppard N. Burnett, Principal Financial Officer

Date:	July 15, 2008